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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09885

Janus Adviser Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	7/31

Date of reporting period:	7/31/07

Item 1 - Reports to Shareholders

2007 Annual Report

Janus Adviser Series

Alternative

Janus Adviser Long/Short Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	17

Notes to Schedule of Investments	22

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	33

Additional Information	34

Explanations of Charts, Tables and Financial Statements	35

Designation Requirements	37

Trustees and Officers	38

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentary

The Management Commentary in this report include valuable insight from the Fund's managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund's managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund's Expense Example, which appear in the Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2007 to July 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund's prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series July 31, 2007 1

Janus Adviser Long/Short Fund (unaudited)

Fund Snapshot

This fund seeks to capitalize on global opportunities, utilizing both long and short positions to seek to deliver strong risk-adjusted returns over time.

David Decker

portfolio manager

Daniel Kozlowski

portfolio manager

Daniel Riff

portfolio manager

Performance Overview

Thank you for your continued investment in Janus Adviser Long/Short Fund. After its first year, your Fund's Class S Shares were up 27.43%. Although the Fund is measured against the S&P 500® Index, which returned 16.66% for the period, because it has a beta of 0.32, one should not measure the performance of the Fund against the S&P 500® Index as a proxy for performance. While the Fund will have some near-term correlation to the S&P 500® Index due to the fact it will typically carry a net long position of between 40% and 60%, the Fund is designed to mitigate volatility and to generate positive absolute returns through market cycles. The Fund's secondary benchmark, the London Interbank Offered Rate (LIBOR), returned 5.35% for the period. We are obviously quite pleased with the performance of the Fund during its first year and we appreciate your continued investment.

The market experienced two very different types of environments during the last year. In the first six months of the fiscal year, the market was characterized by a very powerful bull market, appreciating approximately 14% during that period. Despite a very difficult market in which to generate returns by shorting, the Fund's Class S Shares returned 15.88% as of January 31, 2007. The following six months were characterized by extreme volatility, with a mini-correction and reversal in March and April followed by a more serious correction that began in mid-July. During that volatile period, the S&P 500® Index returned 2.10% and the Fund's Class S Shares returned 9.88%. Importantly, the Fund was able to achieve its goal of positive absolute returns during two very different market environments. We believe that a hedge fund should indeed hedge risk, which is why the Fund uses a straightforward long/short strategy. We do not currently employ leverage and in the event we should use leverage, it will be minimal because leverage can have the unintended consequence of subjecting a portfolio to excessive risk. We firmly believe that the returns generated should be the result of sound and disciplined investment decisions rather than the result of leverage. As I will also explain later, our use of derivatives is predominantly to reduce risk and we will never use derivatives that could have a negative leveraged impact on the portfolio.

Strategy

Because there are many new investors in the Fund, I thought I would revisit the strategy and structure of the portfolio. First, the Fund is co-managed by Dan Kozlowski, Dan Riff and me. I chose Dan and Dan to be a part of this strategy because of their distinguished records as analysts at Janus and their ability to make clear and disciplined investment decisions. We work closely with each other making investment decisions for the portfolio and each is charged with making independent decisions both on the long and short side. The result has been a very robust portfolio of independent decisions designed to balance risk.

The process for identifying investments for Janus Adviser Long/Short Fund is similar to the process used for Janus Adviser Contrarian Fund, of which I am the sole manager. In short, we buy companies that we believe are attractively priced and are creating value for shareholders, and for Janus Adviser Long/Short Fund, sell short companies that we believe are over-priced and are destroying value for shareholders.

We begin by valuing companies using a discounted cash flow (DCF) valuation analysis and then carefully consider the returns on invested capital (ROIC) the company is generating. Companies that generate ROIC that exceeds their weighted average cost of capital (WACC) create value for shareholders with each dollar of investment; conversely, those that generate ROIC that is less than their WACC destroy value for shareholders with each dollar of investment. By analyzing the valuation of a company in conjunction with its ability to create or destroy value for shareholders, we can isolate those companies that we believe will be good long-term investments and those that we believe will be poor long-term investments.

With respect to hedging, we intend always to maintain a hedged position against the market. This has predominantly been achieved through individual longs and shorts, but can also be achieved using market hedges such as exchange-traded funds (ETFs) and derivatives (predominantly option contracts). It is important to understand that the hedges we use against market volatility are specifically designed to hedge risk, not exacerbate it, and we will never put on a position or a hedge that has leveraged loss potential. As lead portfolio manager, it is my job to ensure that your portfolio is well hedged against unforeseen circumstances.

2 Janus Adviser Series July 31, 2007

(unaudited)

Contributors and Detractors

Strong performers during the period included: glass container manufacturer Owens-Illinois (up 170%), Indian bank ICICI Bank (up 72%), Singapore-based land developer CapitaLand (up 91%), large non-U.S. cable provider Liberty Global (up 95%), Indian retailer Pantaloon Retail (up 88%) and firearms manufacturer Sturm Ruger (up 82%). Despite the strong performance of these individual companies, we continue to maintain positions in each because we believe a good value remains.

Weak performers during the period included biotechnology company Amgen (down 14%), Japanese bank Mitsubishi UFJ (down 23%), private Florida landowner St. Joe Co. (down 13%), oilfield services company BJ Services (down 12%), and media conglomerate Liberty Media (down 13%). Despite the weak performance of these individual names, we have carefully reevaluated our investment thesis on each and have chosen to continue to own them. In the case of St. Joe and Mitsubishi UFJ, we have increased the position size.

It is important to understand that contrarian investing is about buying good quality companies even when the outlook is not necessarily attractive in the near term. It is, in fact, the negative near-term outlook that often provides the careful investor with the opportunity to buy good quality companies at a discount to intrinsic value. This is not to suggest we do not make mistakes; we do. However, if we have confidence in our analysis, we believe we should be buyers rather than sellers, even when the stock price goes against us in the near-term. Indeed, it was this very approach that allowed us to make Owens-Illinois one of our largest positions last fall when the near-term outlook was particularly weak.

With respect to our short positions, while we do not discuss individual positions, we were very successful shorting across a broad spectrum of industries, including: financial institutions exposed to subprime mortgages and weakening credit, select retailing and casual dining chains, industrials and information technology. Our short selection strategy should be viewed as the opposite of our long selection strategy. Specifically, we look for companies that we believe are over-valued relative to their ability to generate and sustain returns on invested capital. Because we believe the market value of a company ultimately converges toward its intrinsic value, if we can identify companies that have declining intrinsic value, we can have confidence that market value will soon follow. It should be noted that we are very careful not to let mistakes magnify on the short side. In the event we are wrong, we will cover our position. We will also try never to allow a single position to cause a significantly negative impact on the overall portfolio.

Conclusion

As a shareholder, you should be comfortable with the fact that this portfolio is not designed to correlate well with a market index. Our primary goal is to preserve capital and the portfolio is specifically designed around downside-risk mitigation. However, because of our emphasis on capital preservation, in a very strong market you should also expect the performance to lag due to the fact we will always have hedges in place. While we are always trying to generate positive returns from both our long and short positions, we do not believe we have the ability to forecast markets and we will therefore not substantially change the mix of longs and shorts based on our view of the markets.

Thank you again for you investment in Janus Adviser Long/Short Fund. While the markets may remain volatile as the full impact of the current housing and credit market is better understood, we remain comfortable with our strategy of mitigating volatility and providing strong risk-adjusted returns over time.

Janus Adviser Series July 31, 2007 3

Janus Adviser Long/Short Fund (unaudited)

Janus Adviser Long/Short Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	5.57%
Cash Collateral and Income (USD)	2.94%
Liberty Global, Inc. - Class A	1.99%
ICICI Bank, Ltd. (ADR)	1.70%
Sturm Ruger and Company, Inc.	1.30%

5 Largest Detractors from Performance – Holdings

Contribution
ArvinMeritor, Inc.	(1.32)%
AGCO Corp.	(1.18)%
iShares MSCI Emerging Markets Index	(0.93)%
USG Corp.	(0.83)%
Retail Ventures, Inc.	(0.66)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	6.86%	23.17%	21.75%
Consumer Discretionary	4.31%	12.79%	10.35%
Health Care	4.11%	7.55%	12.21%
Consumer Staples	3.45%	8.43%	9.42%
Energy	0.64%	8.24%	10.02%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Industrials	(0.55)%	8.06%	10.96%
Telecommunication Services	0.61%	(0.94)%	3.55%
Utilities	2.30%	9.55%	3.53%
Information Technology	2.85%	5.00%	15.19%
Materials	6.65%	18.52%	3.02%

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007

Emerging markets comprised 11.8% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)

As of July 31, 2007

Emerging markets comprised 0.4% of total net assets.

4 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Cumulative Total Return – for the period ended July 31, 2007				Expense Ratios – estimated for the initial fiscal year
	Calendar Year-to-Date	Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Long/Short Fund - Class A Shares				3.09%	1.99	%(a)
NAV	13.82%	27.62%
MOP	7.28%	20.18%
Janus Adviser Long/Short Fund - Class C Shares				3.84%	2.74	%(a)
NAV	13.30%	26.62%
CDSC	12.16%	25.26%
Janus Adviser Long/Short Fund - Class I Shares	13.99%	27.98%		2.84%	1.74	%(b)
Janus Adviser Long/Short Fund - Class R Shares	13.46%	26.90%		3.48%	2.49	%(c)
Janus Adviser Long/Short Fund - Class S Shares	13.82%	27.43%		3.23%	2.24	%(c)
S&P 500® Index	3.64%	16.66%
London Interbank Offered Rate (LIBOR)	3.09%	5.35%
Lipper Quartile - Class S Shares	–	1	st
Lipper Ranking - Class S Shares based on total returns for Long/Short Equity Funds	–	3/68

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 5

Janus Adviser Long/Short Fund (unaudited)

The Fund's expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund's initial fiscal year. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

The Fund's performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the future value of a security. The Fund's losses are potentially unlimited in a short sale transaction. The Fund's use of short sales in effect leverages the Fund's portfolio. The Fund's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund commenced operations on August 1, 2006. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflects the performance of the Fund's respective class from August 1, 2006 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date – August 1, 2006

6 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,100.60	$18.18
Hypothetical (5% return before expenses)	$1,000.00	$1,007.49	$17.37
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,095.50	$22.19
Hypothetical (5% return before expenses)	$1,000.00	$1,003.62	$21.21
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,101.30	$16.98
Hypothetical (5% return before expenses)	$1,000.00	$1,008.63	$16.24
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,097.10	$20.07
Hypothetical (5% return before expenses)	$1,000.00	$1,005.65	$19.20
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,099.70	$21.08
Hypothetical (5% return before expenses)	$1,000.00	$1,004.71	$20.13

*Expenses are equal to the annualized expense ratios of 3.49% for Class A Shares, 4.27% for Class C shares, 3.26% for Class I Shares, 3.86% for Class R Shares and 4.05% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 7

Janus Adviser Long/Short Fund

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 89.5%
Aerospace and Defense - 0.8%
36,080	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$1,559,738
Airlines - 0.9%
44,980	Ryanair Holdings PLC (ADR)*	1,866,220
Airport Development - Maintenance - 0.2%
109,242	Macquarie Airports	402,498
Audio and Video Products - 0.7%
25,775	Sony Corp. (ADR)	1,359,374
Automotive - Cars and Light Trucks - 0.8%
23,778	BMW A.G.	1,472,806
2,697	Tata Motors, Ltd. (ADR)	46,254
		1,519,060
Batteries and Battery Systems - 0.4%
95,500	BYD Company, Ltd.	691,381
Beverages - Wine and Spirits - 0.7%
71,534	Diageo PLC	1,457,297
Brewery - 1.8%
27,398	Interbrew S.A.	2,194,923
55,848	SABMiller PLC	1,437,283
		3,632,206
Broadcast Services and Programming - 3.3%
75,534	Liberty Global, Inc. - Class A*	3,167,141
29,615	Liberty Media Corp. - Capital*	3,389,436
		6,556,577
Building - Mobile Home and Manufactured Homes - 0.7%
31,890	Thor Industries, Inc.	1,308,128
Building and Construction Products - Miscellaneous - 2.9%
138,054	USG Corp.*	5,730,622
Building Products - Cement and Aggregate - 1.8%
66,382	Cemex S.A. de C.V. (ADR)*	2,146,794
453,758	Gujarat Ambuja Cements, Ltd.	1,464,812
		3,611,606
Building Products - Wood - 0.6%
46,735	Masco Corp.	1,271,659
Cable Television - 0.5%
40,735	DIRECTV Group, Inc.*	912,871
Commercial Banks - 1.8%
13,922	ICICI Bank, Ltd. (ADR)	617,023
196	Mitsubishi UFJ Financial Group, Inc.	2,092,387
114	Mizuho Financial Group, Inc.	805,551
		3,514,961
Computer Services - 0.6%
38,025	Ceridian Corp.*	1,289,048
Consulting Services - 0.4%
80,970	First Consulting Group, Inc.*	736,017
Containers - Metal and Glass - 3.3%
26,835	Ball Corp.	1,375,830
128,045	Owens-Illinois, Inc.*	5,119,240
		6,495,070
Dental Supplies and Equipment - 0.7%
38,671	Sirona Dental Systems, Inc.*	1,367,407

Shares/Principal/Contract Amounts		Value
Distribution/Wholesale - 2.1%
1,195,040	Li & Fung, Ltd.	$4,166,789
Diversified Minerals - 0.2%
6,560	Companhia Vale do Rio Doce (ADR)	321,506
Diversified Operations - 1.8%
41,145	Barloworld, Ltd.	725,474
344,000	China Merchants Holdings International Company, Ltd.	1,668,146
21,025	Illinois Tool Works, Inc.	1,157,426
		3,551,046
E-Commerce/Services - 2.1%
202,810	Liberty Media Corp. - Interactive*	4,248,870
Electric - Generation - 2.2%
2,696,000	Datang International Power Generation Company, Ltd.	2,312,725
529,009	National Thermal Power Corporation, Ltd.	2,155,203
		4,467,928
Electric - Integrated - 3.2%
2,054,630	Tenaga Nasional Berhad	6,473,418
Electronic Components - Miscellaneous - 0.5%
32,700	Hoya Corp.	1,041,063
Electronic Components - Semiconductors - 0%
6,025	Spansion, Inc. - Class A*	63,925
Energy - Alternate Sources - 0.2%
13,400	JA Solar Holdings Company, Ltd. (ADR)*	490,976
Enterprise Software/Services - 0.6%
50,590	CA, Inc.	1,268,797
Finance - Consumer Loans - 0.5%
21,755	SLM Corp.	1,069,693
Finance - Investment Bankers/Brokers - 1.0%
18,595	E*TRADE Financial Corp.*	344,379
28,995	UBS A.G. (U.S. Shares)	1,596,755
		1,941,134
Finance - Other Services - 1.0%
10,287	Deutsche Boerse A.G.	1,193,253
18,200	TSX Group, Inc.	735,302
		1,928,555
Firearms and Ammunition - 2.0%
201,140	Sturm Ruger and Company, Inc.*	3,928,264
Food - Canned - 0.7%
64,245	TreeHouse Foods, Inc.*	1,439,730
Food - Diversified - 0.8%
120,484	Cadbury Schweppes PLC	1,498,881
Forestry - 3.2%
77,812	Plum Creek Timber Company, Inc.	3,023,774
47,669	Weyerhaeuser Co.	3,395,940
		6,419,714
Gold Mining - 0.4%
67,184	Yamana Gold, Inc.	743,760
Golf - 0.3%
38,745	Callaway Golf Co.	628,831
Hotels and Motels - 0.1%
3,035	Home Inns & Hotels Management, Inc. (ADR)*	92,203

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Independent Power Producer - 1.1%
57,195	NRG Energy, Inc.*	$2,204,867
Insurance Brokers - 0%
1,695	Willis Group Holdings, Ltd.	68,800
Investment Companies - 4.7%
1,000,311	Australian Infrastructure Fund	2,759,205
400,956	Compass Diversified Trust	6,210,808
137,752	Macquarie Infrastructure Group	382,955
		9,352,968
Investment Management and Advisory Services - 0.4%
64,844	Amvescap PLC	815,531
Life and Health Insurance - 0.6%
393,055	Sanlam, Ltd.	1,238,474
Machinery - Construction and Mining - 0.4%
10,578	Caterpillar, Inc.	833,546
Machinery - Farm - 0.5%
8,753	Deere & Co.	1,054,036
Medical - Biomedical and Genetic - 2.4%
89,995	Amgen, Inc.*	4,836,331
Medical - Drugs - 0.9%
28,800	Sanofi-Aventis (ADR)	1,202,400
9,600	Takeda Pharmaceutical Company, Ltd.	626,797
		1,829,197
Medical - HMO - 1.3%
48,128	Coventry Health Care, Inc.*	2,686,024
Medical Products - 0.2%
3,950	Phonak Holding A.G.	379,961
Metal - Diversified - 1.2%
166,155	Ivanhoe Mines, Ltd. (U.S. Shares)*	2,376,017
Metal Processors and Fabricators - 0.6%
160,077	Bharat Forge, Ltd.	1,128,005
Multimedia - 2.3%
156,275	News Corporation, Inc. - Class A	3,300,528
83,180	Publishing & Broadcasting, Ltd.	1,301,351
		4,601,879
Oil - Field Services - 2.2%
165,220	BJ Services Co.	4,320,503
Oil Companies - Exploration and Production - 2.6%
18,605	EOG Resources, Inc.	1,304,211
76,810	Forest Oil Corp.*	3,108,500
40,845	Mariner Energy, Inc.*	863,055
		5,275,766
Oil Refining and Marketing - 0.2%
9,038	Reliance Industries, Ltd.	421,703
50	SK Corp.	9,397
123	SK Energy Co., Ltd.	21,007
		452,107
Pipelines - 1.5%
81,536	Enbridge, Inc.	2,891,364
Publishing - Periodicals - 0.1%
20,910	Playboy Enterprises, Inc. - Class B*	230,010

Shares/Principal/Contract Amounts		Value
Real Estate Management/Services - 0.9%
68,000	Mitsubishi Estate Company, Ltd.	$1,728,054
Real Estate Operating/Development - 4.0%
130,000	CapitaLand, Ltd.	634,169
388,000	Hang Lung Properties, Ltd.	1,420,143
312,000	New World Development Company, Ltd.	764,313
128,535	St. Joe Co.	5,210,810
		8,029,435
Reinsurance - 0.7%
394	Berkshire Hathaway, Inc. - Class B*	1,419,976
REIT - Diversified - 1.4%
25,730	Vornado Realty Trust	2,753,882
REIT - Warehouse and Industrial - 2.0%
70,305	ProLogis	4,000,355
Respiratory Products - 0.4%
17,483	Respironics, Inc.*	799,847
Retail - Apparel and Shoe - 1.5%
24,626	Industria de Diseno Textil S.A.	1,493,295
59,978	Limited, Inc.	1,448,469
		2,941,764
Retail - Consumer Electronics - 1.3%
26,230	Yamada Denki Company, Ltd.	2,625,476
Retail - Convenience Stores - 0.5%
2,224,000	Convenience Retail Asia, Ltd.	1,042,011
Retail - Home Furnishings - 0.6%
21,700	Nitori Company, Ltd.	1,116,969
Retail - Hypermarkets - 0%
32,000	Wumart Stores, Inc.ß,oo	26,725
Retail - Major Department Stores - 2.1%
36,825	J.C. Penney Company, Inc.	2,505,573
124,228	Pantaloon Retail India, Ltd.	1,637,278
		4,142,851
Retail - Miscellaneous/Diversified - 0.6%
75,900	Aeon Co., Ltd.	1,218,462
Semiconductor Components/Integrated Circuits - 2.0%
110,580	Cypress Semiconductor Corp.*	2,771,135
70,470	Marvell Technology Group, Ltd.*	1,268,460
		4,039,595
Television - 0.4%
58,010	British Sky Broadcasting Group PLC	779,003
Transportation - Services - 1.4%
909,000	Integrated Distribution Services Group, Ltd.	2,808,170
Transportation - Truck - 0.7%
21,630	Forward Air Corp.	736,934
25,975	Old Dominion Freight Line, Inc.*	749,639
		1,486,573
Total Common Stock (cost $179,440,620)		178,601,357

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 9

Janus Adviser Long/Short Fund

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Purchased Options - Calls - 0.9%
250	ASML Holding N.V. (U.S. Shares) expires January 2008 exercise price $22.50	$135,000
906	Cemex S.A. de C.V. (ADR) expires August 2007 exercise price $40.00	4,530
750	Coca-Cola Co. expires January 2009 exercise price $50.00	546,000
80	Li & Fung, Ltd. expires March 2008 exercise price $28.00	59,488
65	McDonald's Corp. expires January 2009 exercise price $50.00	39,000
269	ProLogis expires August 2007 exercise price $60.00	22,865
186	Simon Property Group, Inc. expires September 2007 exercise price $90.00	50,220
46	St. Joe Co. expires January 2008 exercise price $60.00	460
250	Sturm Ruger and Company, Inc. expires October 2007 exercise price $10.00	225,000
78	USG Corp. expires January 2008 exercise price $25.00	132,600
150	Walgreen Co. expires January 2009 exercise price $30.00	250,500
300	Walgreen Co. expires January 2009 exercise price $40.00	267,000
152	Weyerhaeuser Co. expires August 2007 exercise price $75.00	20,520
38	Weyerhaeuser Co. expires January 2008 exercise price $50.00	83,220
105	Weyerhaeuser Co. expires January 2008 exercise price $85.00	23,100
Total Purchased Options - Calls (premium paid $1,859,489)		1,859,503

Shares/Principal/Contract Amounts		Value
Purchased Options - Puts - 2.1%
55	AGCO Corp. expires August 2007 exercise price $45.00	$34,650
55	AGCO Corp. expires August 2007 exercise price $50.00	62,150
282	AGCO Corp. expires January 2008 exercise price $40.00	104,340
300	AMN Healthcare Services, Inc. expires January 2008 exercise price $25.00	117,000
425	Corus Bankshares, Inc. expires December 2007 exercise price $15.00	91,375
5,060	Financial Select Sector SPDR Fund** expires September 2007 exercise price $34.00	1,012,000
7,603	MSCI World Excluding Europe Index expires September 2007 exercise price $139.17	324,701
3,487	MSCI World Excluding Europe Index** expires September 2007 exercise price $139.72	156,490
3,487	MSCI World Excluding Europe Index** expires October 2007 exercise price $142.88	228,590
189	S&P 500® Index** expires August 2007 exercise price $152.50	1,319,220
92	S&P 500® Index** expires September 2007 exercise price $150.50	552,000
67	Wendy's International, Inc. expires September 2007 exercise price $35.00	11,189
300	YRC Worldwide, Inc. expires January 2008 exercise price $35.00	126,000
Total Purchased Options - Puts (premiums paid $2,207,571)		4,139,705
Rights – 0%
15,833	BYD Electronic Company, Ltd. (cost $0)	0
Commercial Paper - 3.0%
$6,000,000	Rabobank Nederland 5.33%, 8/1/07 (amortized cost $6,000,000)	6,000,000
Total Investments (total cost $189,507,680) – 95.5%		190,600,565

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Securities Sold Short - (48.2)%
Common Stock - (48.2)%
Advertising Services - (0.4)%
56,515	Marchex, Inc. - Class B	$(761,822)
Airlines - (0.6)%
60,985	ExpressJet Holdings, Inc.*	(318,952)
80,765	JetBlue Airways Corp.*	(795,535)
		(1,114,487)
Apparel Manufacturers - (0.4)%
38,305	True Religion Apparel, Inc.	(703,280)
Beverages - Non-Alcoholic - (0)%
7,571	Cott Corp. (U.S. Shares)*	(93,198)
Brewery - (0.3)%
244,000	Tsingtao Brewery Company, Ltd.*	(562,528)
Building - Mobile Home and Manufactured Homes - (1.7)%
50,130	Fleetwood Enterprises, Inc.*	(474,230)
209,860	Monaco Coach Corp.	(2,927,547)
		(3,401,777)
Building - Residential and Commercial - (0.1)%
24,300	WCI Communities, Inc.*	(214,569)
Building and Construction - Miscellaneous - (0.3)%
14,740	Layne Christensen Co.*	(665,806)
Commercial Banks - (0.4)%
463,000	Bank of China, Ltd. (U.S. Shares)*	(241,768)
32,130	Corus Bankshares, Inc.	(522,434)
		(764,202)
Commercial Services - Finance - (0.8)%
51,425	Heartland Payment Systems, Inc.	(1,595,718)
Computer Graphics - (0.3)%
34,905	Trident Microsystems, Inc.*	(530,905)
Consumer Products - Miscellaneous - (1.0)%
53,570	Central Garden & Pet Co.*	(673,911)
316,880	Spectrum Brands, Inc.*	(1,391,103)
		(2,065,014)
Containers - Metal and Glass - (0.3)%
38,770	Bway Holding Co.*	(524,558)
Data Processing and Management - (0.3)%
20,990	CSG Systems International, Inc.*	(525,170)
Distribution/Wholesale - (0.2)%
45,160	BlueLinx Holdings, Inc.	(377,989)
E-Commerce/Products - (0.3)%
7,345	Amazon.com, Inc.*	(576,876)
Electronic Components - Semiconductors - (0.3)%
31,510	Zoran Corp.*	(593,963)
Electronic Measuring Instruments - (0.3)%
6,435	Itron, Inc.*	(511,132)
Electronics - Military - (0.7)%
59,139	Safran S.A. (U.S. Shares)*	(1,470,922)
Finance - Auto Loans - (0.3)%
34,000	AmeriCredit Corp.*	(691,560)
Finance - Investment Bankers/Brokers - (0.4)%
87,790	JMP Group, Inc.	(767,285)

Shares/Principal/Contract Amounts		Value
Finance - Mortgage Loan Banker - (2.2)%
155,565	Countrywide Financial Corp.	$(4,382,266)
Food - Dairy Products - (0.7)%
46,275	Dean Foods Co.	(1,331,332)
Food - Diversified - (0.3)%
60,345	SunOpta, Inc.*	(680,088)
Food - Meat Products - (0.3)%
26,035	Tyson Foods, Inc. - Class A	(554,545)
Human Resources - (0.6)%
34,185	AMN Healthcare Services, Inc.*	(733,952)
19,570	Labor Ready, Inc.*	(461,069)
		(1,195,021)
Investment Companies - (15.4)%
104,220	American Capital Strategies, Ltd.	(3,957,233)
8,670	iShares Dow Jones U.S. Basic Materials Sector Index	(597,103)
131,600	iShares Dow Jones U.S. Broker-Dealers Index Fund	(6,693,176)
17,200	iShares Dow Jones U.S. Insurance Index Fund	(881,844)
5,210	iShares MSCI Brazil Index Fund	(331,356)
55,420	iShares MSCI Emerging Markets Index	(7,347,029)
45,000	iShares MSCI India ETF (U.S. Shares)*	(315,711)
55,600	iShares MSCI Japan Index Fund	(802,308)
1,760	iShares Russell 1000 Growth Index Fund	(102,731)
13,900	iShares Russell 2000 Growth Index Fund	(1,139,383)
12,700	iShares Russell 2000 Index Fund	(979,170)
29,300	iShares Russell 2000 Value Index Fund	(2,191,640)
19,400	KBW Regional Banking ETF	(807,428)
53,000	PowerShares Dynamic Leisure and Entertainment Portfolio	(921,140)
59,300	PowerShares Dynamic Retail Portfolio	(1,085,190)
6,400	Retail HOLDRs Trust	(640,896)
29,600	SPDR S&P Retail ETF	(1,170,680)
670	Standard and Poor's Depositary Receipts	(97,633)
24,145	streetTRACKS SPDR Homebuilders ETF	(638,877)
		(30,700,528)
Investment Management and Advisory Services - (0.4)%
9,060	Legg Mason, Inc.	(815,400)
Machinery - Construction and Mining - (0.4)%
10,003	Terex Corp.*	(862,759)
Machinery - Electrical - (0.3)%
12,390	Baldor Electric Co.	(565,480)
Machinery - Farm - (2.1)%
109,938	AGCO Corp.*	(4,224,917)
Manufacturing - Miscellaneous - (0.2)%
35,661	Balda A.G.	(419,673)
Medical - Biomedical and Genetic - (2.7)%
23,160	Martek Biosciences Corp.*	(593,359)
484,745	Millennium Pharmaceuticals, Inc.*	(4,891,077)
		(5,484,436)
Medical Instruments - (0.2)%
27,240	Abaxis, Inc.*	(495,768)
Medical Products - (0.2)%
23,485	Accuray, Inc.*	(444,101)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 11

Janus Adviser Long/Short Fund

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Metal Processors and Fabricators - (1.0)%
96,850	Worthington Industries, Inc.	$(2,004,795)
Motion Pictures and Services - (0.3)%
20,190	DreamWorks Animation SKG, Inc. - Class A*	(625,890)
Multi-Line Insurance - (0.2)%
6,220	Allstate Corp.	(330,593)
Optical Supplies - (1.2)%
79,760	Advanced Medical Optics, Inc.*	(2,411,145)
Property and Casualty Insurance - (1.7)%
28,100	QBE Insurance Group, Ltd. (U.S. Shares)	(713,969)
47,570	SAFECO Corp.	(2,781,418)
		(3,495,387)
Radio - (0.3)%
125,845	Westwood One, Inc.	(661,945)
Real Estate Operating/Development - (0.1)%
47,000	Hongkong Land Holdings, Ltd. (U.S. Shares)*	(199,163)
Recreational Centers - (0.5)%
18,320	Life Time Fitness, Inc.*	(942,014)
Retail - Apparel and Shoe - (1.4)%
24,760	Pacific Sunwear of California, Inc.*	(446,176)
59,590	Tween Brands, Inc.*	(2,279,913)
		(2,726,089)
Retail - Consumer Electronics - (0.7)%
51,820	RadioShack Corp.	(1,302,237)
Retail - Pawn Shops - (0.4)%
63,372	EZCORP, Inc.*	(762,999)
Retail - Restaurants - (1.2)%
100,335	BJ's Restaurants, Inc.*	(2,006,700)
20,644	Steak n Shake Co.*	(309,660)
		(2,316,360)
Savings/Loan/Thrifts - (0.4)%
15,760	Downey Financial Corp.	(838,274)
Steel - Producers - (1.3)%
197,085	Gerdau Ameristeel Corp. (U.S. Shares)	(2,589,697)
Steel Pipe and Tube - (0.4)%
53,595	Mueller Water Products, Inc.	(752,474)
Telecommunication Services - (0.1)%
111,905	Vonage Holdings Corp.	(238,358)
Transportation - Services - (0.3)%
30,880	Pacer International, Inc.	(679,669)
Transportation - Truck - (0.6)%
20,745	Arkansas Best Corp.	(747,442)
14,685	YRC Worldwide, Inc.*	(471,683)
		(1,219,125)
Ultra Sound Imaging Systems - (0.7)%
47,885	SonoSite, Inc.*	(1,355,145)
Total Securities Sold Short (proceeds $103,165,749) – (48.2)%		(96,120,434)
Cash, Receivables and Other Assets, net of Liabilities – 52.7%		105,201,340
Net Assets – 100%		$199,681,471

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$4,846,009	2.6%
Belgium	2,194,922	1.2%
Bermuda	5,504,049	2.9%
Brazil	1,881,244	1.0%
Canada	6,746,442	3.5%
Cayman Islands	1,134,214	0.6%
China	3,521,806	1.9%
France	1,202,400	0.6%
Germany	2,666,060	1.4%
Hong Kong	6,660,773	3.5%
India	7,470,278	3.9%
Ireland	1,866,220	1.0%
Japan	12,614,133	6.6%
Malaysia	6,473,418	3.4%
Mexico	2,151,324	1.1%
Netherlands	135,000	0.1%
Singapore	634,169	0.3%
South Africa	1,963,947	1.0%
South Korea	30,405	0.0%
Spain	1,493,296	0.8%
Switzerland	1,976,716	1.0%
United Kingdom	5,987,995	3.1%
United States††	111,445,745	58.5%
Total	$190,600,565	100.0%

††Includes Short-Term Securities (55.3% excluding Short-Term Securities).

Summary of Investments by Country - (Short Positions)

Country	Value	% of Securities Sold Short
Australia	$(713,969)	0.8%
Canada	(2,682,895)	2.8%
China	(804,296)	0.8%
France	(1,470,922)	1.5%
Singapore	(514,874)	0.5%
United States	(89,933,478)	93.6%
Total	$(96,120,434)	100.0%

See Notes to Schedules of Investments and Financial Statements.
12 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Value
Schedule of Written Options - Calls
AGCO Corp. expires January 2008 282 contracts exercise price $50.00	$(29,610)
JA Solar Holdings Company, Ltd. (ADR) expires December 2007 134 contracts exercise price $45.00	(60,300)
Limited, Inc. expires February 2008 441 contracts exercise price $32.50	(22,050)
SLM Corp. expires January 2008 217 contracts exercise price $55.00	(37,975)
St. Joe Co. expires January 2008 46 contracts exercise price $70.00	(460)
Weyerhaeuser Co. expires January 2008 210 contracts exercise price $95.00	(16,800)
Total Options Written - Calls (Premiums received $258,301)	$(167,195)

Value
Schedule of Written Options - Puts
Cemex S.A. de C.V. (ADR) expires August 2007 302 contracts exercise price $35.00	$(78,520)
Financial Select Sector SPDR Fund expires September 2007 5,060 contracts exercise price $31.00	(455,400)
Limited, Inc. expires February 2008 441 contracts exercise price $25.00	(127,890)
MSCI World Excluding Europe Index expires September 2007 7,603 contracts exercise price $130.65	(150,562)
MSCI World Excluding Europe Index expires September 2007 3,487 contracts exercise price $131.16	(72,415)
MSCI World Excluding Europe Index expires October 2007 3,487 contracts exercise price $134.22	(115,409)
Simon Property Group, Inc. expires September 2007 186 contracts exercise price $85.00	(55,800)
S&P 500® Index expires August 2007 189 contracts exercise price $145.00	(491,400)
S&P 500® Index expires September 2007 92 contracts exercise price $150.50	(340,400)
St. Joe Co. expires September 2007 49 contracts exercise price $50.00	(42,630)
Weyerhaeuser Co. expires August 2007 152 contracts exercise price $70.00	(29,640)
Weyerhaeuser Co. expires January 2008 105 contracts exercise price $60.00	(24,150)
Total Options Written - Puts (Premiums received $871,885)	$(1,984,216)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 13

Statement of Assets and Liabilities

As of July 31, 2007 (all numbers in thousands except net asset value per share)	Janus Adviser Long/Short Fund
Assets:
Investments at cost	$189,508
Investments at value	$190,601
Cash	1,523
Cash denominated in foreign currency (cost $395)	394
Deposits with broker for short sales	103,166
Receivables:
Investments sold	3,892
Fund shares sold	5,656
Dividends	170
Interest	406
Non-interested Trustee deferred compensation	3
Other assets	–
Total Assets	305,811
Liabilities:
Payables:
Short sales, at value (proceeds $103,166)	96,120
Options written, at value (premiums $1,130)	2,151
Investments purchased	7,197
Fund shares repurchased	64
Advisory fees	226
Transfer agent fees and expenses	2
Administrative services fees - Class R Shares	–
Administrative services fees - Class S Shares	8
Distribution fees - Class A Shares	13
Distribution fees - Class C Shares	20
Distribution fees - Class R Shares	1
Distribution fees - Class S Shares	8
Networking fees - Class A Shares	–
Networking fees - Class C Shares	–
Networking fees - Class I Shares	–
Non-interested Trustees' fees and expenses	1
Non-interested Trustee deferred compensation fees	3
Foreign tax liability	95
Accrued expenses	221
Total Liabilities	106,130
Net Assets	$199,681
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$190,281
Undistributed net investment income/(loss)*	923
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,454
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	7,023	(1)
Total Net Assets	$199,681
Net Assets - Class A Shares	$67,879
Outstanding, $0.01 Par Value (unlimited shares authorized)	5,350
Net Asset Value Per Share(2)	$12.69
Maximum Offering Price Per Share(3)	$13.46
Net Assets - Class C Shares	$26,945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,135
Net Asset Value Per Share(2)	$12.62
Net Assets - Class I Shares	$62,987
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,954
Net Asset Value Per Share	$12.72
Net Assets - Class R Shares	$1,280
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101
Net Asset Value Per Share	$12.65
Net Assets - Class S Shares	$40,590
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,199
Net Asset Value Per Share	$12.69

*  See Note 3 in Notes to Financial Statements.

(1)  Net of foreign taxes on investments of $94,772.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.
14 Janus Adviser Series July 31, 2007

Statement of Operations

For the fiscal year ended July 31, 2007 (all numbers in thousands)	Janus Adviser Long/Short Fund
Investment Income:
Interest	$1,438
Dividends	1,114
Foreign tax withheld	(43)
Total Investment Income	2,509
Expenses:
Advisory fees	632
Transfer agent expenses	9
Registration fees	145
Custodian fees	54
Professional fees	24
Non-interested Trustees' fees and expenses	4
Legal fees	69
Interest expenses	492
Short sale dividend expenses	270
Printing expenses	25
System fees	25
Distribution fees - Class A Shares	45
Distribution fees - Class C Shares	77
Distribution fees - Class R Shares	6
Distribution fees - Class S Shares	17
Administrative services fees - Class R Shares	3
Administrative services fees - Class S Shares	17
Networking fees - Class A Shares	–
Networking fees - Class C Shares	–
Networking fees - Class I Shares	1
Other expenses	6
Total Expenses	1,921
Expense and Fee Offset	(3)
Net Expenses	1,918
Less: Excess Expense Reimbursement	(118)
Net Expenses after Expense Reimbursement	1,800
Net Investment Income/(Loss)	709
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	1,670
Net realized gain/(loss) from short sales	(9)
Net realized gain/(loss) from options contracts	54
Net realized gain/(loss) on swap contracts	2
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	7,023 (1)
Payment from affiliate (Note 2)	8
Net Gain/(Loss) on Investments	8,748
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,457

(1) Net of foreign taxes on investments of $94,772.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 15

Statement of Changes in Net Assets

For the fiscal year ended July 31, 2007 (all numbers in thousands)	Janus Adviser Long/Short Fund
Operations:
Net investment income/(loss)	$709
Net realized gain/(loss) from investment transactions	1,670
Net realized gain/(loss) from short sales	(9)
Net realized gain/(loss) from options contracts	54
Net realized gain/(loss) on financing of swap contracts	2
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	7,023
Payment from affiliate (Note 2)	8
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,457
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(18)
Class C Shares	(7)
Class I Shares	(20)
Class R Shares	(4)
Class S Shares	(5)
Net realized gain from investment transactions*
Class A Shares	–
Class C Shares	–
Class I Shares	–
Class R Shares	–
Class S Shares	–
Net Decrease from Dividends and Distributions	(54)
Capital Share Transactions:
Shares sold
Class A Shares	65,749
Class C Shares	25,650
Class I Shares	60,016
Class R Shares	1,011
Class S Shares	40,221
Redemption fees
Class I Shares	1
Class R Shares	–
Class S Shares	5
Reinvested dividends and distributions
Class A Shares	16
Class C Shares	7
Class I Shares	20
Class R Shares	4
Class S Shares	5
Shares repurchased
Class A Shares	(1,332)
Class C Shares	(158)
Class I Shares	(336)
Class R Shares	–
Class S Shares	(601)
Net Increase/(Decrease) from Capital Share Transactions	190,278
Net Increase/(Decrease) in Net Assets	199,681
Net Assets:
Beginning of period	–
End of period	$199,681
Undistributed net investment income/(loss)*	$923

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
16 Janus Adviser Series July 31, 2007

Financial Highlights – Class A Shares

For a share outstanding during the fiscal year ended July 31, 2007	Janus Adviser Long/Short Fund
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13
Net gain/(loss) on securities (both realized and unrealized)	2.62
Total from Investment Operations	2.75
Less Distributions and Other:
Dividends from net investment income*	(.06)
Distributions from net realized gains*	–
Payment from affiliate	–	(1)
Total Distributions and Other	(.06)
Net Asset Value, End of Period	$12.69
Total Return	27.62	%(2)
Net Assets, End of Period (in thousands)	$67,879
Average Net Assets for the Period (in thousands)	$18,205
Ratio of Gross Expenses to Average Net Assets(3)	3.46	%(4)
Ratio of Net Expenses to Average Net Assets(3)	3.45	%(4)
Ratio of Net Invest Income to Average Net Assets	1.46%
Portfolio Turnover Rate	94%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.96% and 1.95%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 17

Financial Highlights – Class C Shares

For a share outstanding during the fiscal year ended July 31, 2007	Janus Adviser Long/Short Fund
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08
Net gain/(loss) on securities (both realized and unrealized)	2.58
Total from Investment Operations	2.66
Less Distributions and Other:
Dividends from net investment income*	(.04)
Distributions from net realized gains*	–
Payment from affiliate	–	(1)
Total Distributions and Other	(.04)
Net Asset Value, End of Period	$12.62
Total Return	26.62	%(2)
Net Assets, End of Period (in thousands)	$26,945
Average Net Assets for the Period (in thousands)	$7,707
Ratio of Gross Expenses to Average Net Assets(3)	4.20	%(4)
Ratio of Net Expenses to Average Net Assets(3)	4.20	%(4)
Ratio of Net Invest Income to Average Net Assets	0.62%
Portfolio Turnover Rate	94%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.75% and 2.74%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
18 Janus Adviser Series July 31, 2007

Financial Highlights – Class I Shares

For a share outstanding during the fiscal year ended July 31, 2007	Janus Adviser Long/Short Fund
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.14
Net gain/(loss) on securities (both realized and unrealized)	2.65
Total from Investment Operations	2.79
Less Distributions and Other:
Dividends from net investment income*	(.07)
Distributions from net realized gains*	–
Redemption fees	–
Payment from affiliate	–	(1)
Total Distributions and Other	(.07)
Net Asset Value, End of Period	$12.72
Total Return	27.98	%(2)
Net Assets, End of Period (in thousands)	$62,987
Average Net Assets for the Period (in thousands)	$16,632
Ratio of Gross Expenses to Average Net Assets(3)	3.21	%(4)
Ratio of Net Expenses to Average Net Assets(3)	3.21	%(4)
Ratio of Net Invest Income to Average Net Assets	1.67%
Portfolio Turnover Rate	94%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.75% and 1.74%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 19

Financial Highlights – Class R Shares

For a share outstanding during the fiscal year ended July 31, 2007	Janus Adviser Long/Short Fund
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10
Net gain/(loss) on securities (both realized and unrealized)	2.59
Total from Investment Operations	2.69
Less Distributions and Other:
Dividends from net investment income*	(.04)
Distributions from net realized gains*	–
Redemption fees	–
Payment from affiliate	–	(1)
Total Distributions and Other	(.04)
Net Asset Value, End of Period	$12.65
Total Return	26.90	%(2)
Net Assets, End of Period (in thousands)	$1,280
Average Net Assets for the Period (in thousands)	$1,142
Ratio of Gross Expenses to Average Net Assets(3)	3.67	%(4)
Ratio of Net Expenses to Average Net Assets(3)	3.67	%(4)
Ratio of Net Invest Income to Average Net Assets	0.36%
Portfolio Turnover Rate	94%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.49% and 2.49%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
20 Janus Adviser Series July 31, 2007

Financial Highlights – Class S Shares

For a share outstanding during the fiscal year ended July 31, 2007	Janus Adviser Long/Short Fund
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09
Net gain/(loss) on securities (both realized and unrealized)	2.65
Total from Investment Operations	2.74
Less Distributions and Other:
Dividends from net investment income*	(.05)
Distributions from net realized gains*	–
Redemption fees	–
Payment from affiliate	–	(1)
Total Distributions and Other	(.05)
Net Asset Value, End of Period	$12.69
Total Return	27.43	%(2)
Net Assets, End of Period (in thousands)	$40,590
Average Net Assets for the Period (in thousands)	$6,865
Ratio of Gross Expenses to Average Net Assets(3)	3.99	%(4)
Ratio of Net Expenses to Average Net Assets(3)	3.98	%(4)
Ratio of Net Invest Income to Average Net Assets	1.67%
Portfolio Turnover Rate	94%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.25% and 2.24%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 21

Notes to Schedule of Investments

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market.

London Interbank Offered Rate (LIBOR)	Is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

MSCI World Excluding Europe Index	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding Europe. It is designed to measure equity market performance in global developed and emerging markets outside Europe. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

HOLDRs	Holding Company Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor's Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ß  Security is illiquid.

ºº  Schedule of Fair Valued Securities (as of July 31, 2007)

	Value	Value as a % of Net Assets
Janus Adviser Long/Short Fund
Wumart Stores, Inc.	$26,725	0%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of July 31, 2007 are noted below.

Fund	Aggregate Value
Janus Adviser Long/Short Fund	$3,268,300

22 Janus Adviser Series July 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Long/Short Fund (the "Fund") is a series fund. The Fund is part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-six funds, which include multiple series of shares with differing investment objectives and policies.

The Fund invests primarily in equity securities. The Fund is classified as nondiversified as defined in the 1940 Act.

The Fund currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may offer only one class of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Fund to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date, and may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Janus Adviser Series July 31, 2007 23

Notes to Financial Statements (continued)

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended July 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Fund.

Forward Currency Transactions

The Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of July 31, 2007, the Fund was not invested in forward currency contracts.

Short Sales

The Fund may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in "naked" (uncovered) short sales. Naked short sales involve the Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Mortgage Dollar Rolls

The Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

The Fund was not invested in mortgage dollar rolls as of July 31, 2007.

Bank Loans

The Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market

24 Janus Adviser Series July 31, 2007

value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The Fund was not invested in bank loans during the fiscal year ended July 31, 2007.

Futures Contracts

The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund's custodian. As of July 31, 2007, the Fund was not invested in futures contracts.

Swaps

The Fund may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts

The Fund may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Fund recognized realized gains/(losses) for written options during the fiscal year ended July 31, 2007 as indicated in the table below.

Fund	Gains/(Losses)
Janus Adviser Long/Short Fund	$54,047

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Janus Adviser Series July 31, 2007 25

Notes to Financial Statements (continued)

Written option activity for the fiscal year ended July 31, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Options outstanding at July 31, 2006	–	$–
Options written	1,764 (1)	313,272
Options closed	(17)	(1,916)
Options expired	(364)	(47,719)
Options exercised	(53)	(5,336)
Options outstanding at July 31, 2007	1,330	$258,301

(1)  Adjusted for Crocs, Inc. 2 for 1 stock split on June 15, 2007.

Put Options	Number of Contracts	Premiums Received
Options outstanding at July 31, 2006	–	$–
Options written	26,438	1,327,460
Options closed	(4,724)	(410,395)
Options expired	(335)	(39,756)
Options exercised	(226)	(5,424)
Options outstanding at July 31, 2007	21,153	$871,885

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of July 31, 2007, the Fund was not invested in when-issued securities.

Initial Public Offerings

The Fund may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Exchange-traded funds

The Fund may invest in exchange-traded funds, which are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Equity-Linked Structured Notes

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of July 31, 2007, the Fund was not invested in equity-linked structured notes.

Borrowing

The Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or

26 Janus Adviser Series July 31, 2007

principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. As of July 31, 2007, the Fund did not have outstanding borrowings.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exists. As of July 31, 2007, the Fund was not invested in restricted securities.

Dividend Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based upon the discretion of the shareholder.

The Fund has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation was effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Fund and has determined there is no significant impact on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based upon the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 1.25%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service

Janus Adviser Series July 31, 2007 27

Notes to Financial Statements (continued)

expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if the Fund's actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2008 to reimburse the Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.74% of the average daily net assets of the Fund. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Long/Short Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal year ended July 31, 2007, total reimbursement by Janus Capital was $118,129 for Janus Adviser Long/Short Fund. As of July 31, 2007, the recoupment that may be potentially made to Janus Capital is $118,129.

During the fiscal year ended July 31, 2007, Janus Capital reimbursed the Fund as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2007
Janus Adviser Long/Short Fund – Class A Shares	$1,192
Janus Adviser Long/Short Fund – Class C Shares	768
Janus Adviser Long/Short Fund – Class I Shares	2,437
Janus Adviser Long/Short Fund – Class R Shares	416
Janus Adviser Long/Short Fund – Class S Shares	418

During the fiscal year ended July 31, 2007, Janus Services reimbursed the Fund as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2007
Janus Adviser Long/Short Fund – Class A Shares	$2,484
Janus Adviser Long/Short Fund – Class C Shares	226
Janus Adviser Long/Short Fund – Class I Shares	209

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer. Effective January 1, 2006, the Trust began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $56,262 was paid by the Trust during the fiscal year ended July 31, 2007. The Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of July 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustee deferred compensation," and a liability, "Non-interested Trustee deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2007 are included in "Non-interested Trustee fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2007.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2007, there were no redeeming shareholders of Class A Shares that paid the contingent deferred sales charges.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the fiscal year ended July 31, 2007, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser Long/Short Fund	$258

Class A Shares include a 5.75% upfront sales charge of the offering price for the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries.

28 Janus Adviser Series July 31, 2007

During the fiscal year ended July 31, 2007, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser Long/Short Fund	$30,978

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser Long/Short Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Fund for the fiscal year ended July 31, 2007 are indicated in the table below:

Fund	Redemption Fees
Janus Adviser Long/Short Fund – Class I Shares	$529
Janus Adviser Long/Short Fund – Class S Shares	5,085

The Fund's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2007 as indicated in the table below.

Fund	Seed Capital at 7/31/2006	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 7/31/2007
Janus Adviser Long/Short Fund – Class A Shares	$–	$1,000,000	8/1/06	$–	–	$1,000,000
Janus Adviser Long/Short Fund – Class C Shares	–	1,000,000	8/1/06	–	–	1,000,000
Janus Adviser Long/Short Fund – Class I Shares	–	1,000,000	8/1/06	–	–	1,000,000
Janus Adviser Long/Short Fund – Class R Shares	–	1,000,000	8/1/06	–	–	1,000,000
Janus Adviser Long/Short Fund – Class S Shares	–	1,000,000	8/1/06	–	–	1,000,000

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

The Fund, as noted below, has incurred "Post-October" losses during the period November 1, 2006 through July 31, 2007. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2008.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Adviser Long/Short Fund	3,121,840	486,411	–	(29,818)	5,262,997	559,171

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Adviser Long/Short Fund	$189,946,621	$9,709,484	$(9,055,540)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2007	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Adviser Long/Short Fund	$53,390	$–	$–	$–

Janus Adviser Series July 31, 2007 29

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the Fund that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended July 31, 2007

Fund	Class A Shares 2007	Class C Shares 2007	Class I Shares 2007	Class R Shares 2007	Class S Shares 2007
Janus Adviser Long/Short Fund	3.46%	4.60%	3.26%	7.95%	4.42%

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended July 31, 2007 (all numbers in thousands)	Janus Adviser Long/Short Fund
Transactions in Fund Shares - Class A Shares:
Shares sold	5,459
Reinvested dividends and distributions	1
Shares repurchased	(110)
Net Increase/(Decrease) in Fund Shares	5,350
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	5,350
Transactions in Fund Shares - Class C Shares:
Shares sold	2,147
Reinvested dividends and distributions	1
Shares repurchased	(13)
Net Increase/(Decrease) in Fund Shares	2,135
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	2,135
Transactions in Fund Shares - Class I Shares:
Shares sold	4,979
Reinvested dividends and distributions	2
Shares repurchased	(27)
Net Increase/(Decrease) in Fund Shares	4,954
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	4,954
Transactions in Fund Shares - Class R Shares:
Shares sold	101
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	101
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	101
Transactions in Fund Shares - Class S Shares:
Shares sold	3,247
Reinvested dividends and distributions	–
Shares repurchased	(48)
Net Increase/(Decrease) in Fund Shares	3,199
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	3,199

30 Janus Adviser Series July 31, 2007

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser Long/Short Fund	$226,072,405	$47,360,792	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer

Janus Adviser Series July 31, 2007 31

Notes to Financial Statements (continued)

to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

32 Janus Adviser Series July 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Long/Short Fund (one of the portfolios constituting the Janus Adviser Series, hereafter referred to as the "Fund") at July 31, 2007 and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
September 14, 2007

Janus Adviser Series July 31, 2007 33

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

34 Janus Adviser Series July 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

The Fund also provides a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows the Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and

Janus Adviser Series July 31, 2007 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. Each Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

36 Janus Adviser Series July 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended July 31, 2007:

Dividends Received Deduction Percentage

Fund
Janus Adviser Long/Short Fund	7%

Qualified Dividend Income

Fund
Janus Adviser Long/Short Fund	21%

Janus Adviser Series July 31, 2007 37

Trustees and Officers (unaudited)

The Fund's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address and Age	Positions Held with Fund	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) and Vice President of Asian Cultural Council.	73		Director of F.B. Heron Foundation (a private grant-making foundation).

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

38 Janus Adviser Series July 31, 2007

Trustees (cont.)

Name, Address and Age	Positions Held with Fund	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Adviser Series July 31, 2007 39

Trustees and Officers (unaudited) (continued)

Officers

Name, Address and Age	Positions Held with Fund	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President Janus Adviser Long/Short Fund	8/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006); and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Treasurer, and Principal Accounting Officer Chief Financial Officer	2/05-Present 3/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

40 Janus Adviser Series July 31, 2007

Notes

Janus Adviser Series July 31, 2007 41

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (8/07)

C-0807-1104  108-02-500 08-07

2007 Annual Report

Janus Adviser Series

Bond

Janus Adviser Flexible Bond Fund

Janus Adviser Floating Rate High Income Fund

Janus Adviser High-Yield Fund

Money Market

Janus Adviser Money Market Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Bond

Flexible Bond Fund	2

Floating Rate High Income Fund	12

High-Yield Fund	19

Money Market

Money Market Fund	32

Statements of Assets and Liabilities	35

Statements of Operations	36

Statements of Changes in Net Assets	37

Financial Highlights	38

Notes to Schedules of Investments	46

Notes to Financial Statements	48

Report of Independent Registered Public Accounting Firm	64

Additional Information	65

Explanations of Charts, Tables and Financial Statements	67

Trustees and Officers	70

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2007 to July 31, 2007 for all Funds except Janus Adviser Floating Rate High Income Fund which is for the period April 2, 2007 (commencement of investments) to July 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, with the exception of Janus Adviser Money Market Fund, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2008. Janus Capital has agreed to waive Janus Adviser Money Market Fund's total operating expenses, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares and Class C Shares), the administrative services fees (applicable to Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to a certain limit. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Janus Adviser Money Market Fund from 1.00% on Class C Shares to 0.25%. This waiver will continue until at least December 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series July 31, 2007 1

Janus Adviser Flexible Bond Fund (unaudited)

Fund Snapshot

This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Gibson Smith

co-portfolio
manager

Darrell Watters

co-portfolio
manager

Performance Overview

For the 12-month period ended July 31, 2007, Janus Adviser Flexible Bond Fund's Class S Shares returned 5.01%, compared with a 5.58% return by the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

Economic Overview

Strong economic data, ever-shifting expectations surrounding the Federal Reserve Board's (Fed) monetary policy decisions and worries over a growing credit crunch resulted in a volatile end for the fiscal year. Long-term Treasury yields stayed within the expected range for much of the period, trading between 4.46% and 5.32%. In early June, the yield on the 10-year Treasury broke through 5% for the first time since July of last year. The yield hit a high near 5.30% before falling amid equity market weakness and growing concerns about overall market liquidity and the subprime mortgage market. Worries that these problems were spilling over into other credit markets, as well as equity market weakness, exacerbated the drop in yields as investors sought the relative safety of U.S. Treasuries. Through all of this, the yield curve began to normalize with long-term rates higher than short-term rates.

Meanwhile, inflation remained a key worry for the Fed. With U.S. economic growth poised to reaccelerate, the Federal Open Market Committee (FOMC) indicated its intention to hold its monetary policy steady for the foreseeable future. At its late-June meeting, the FOMC expressed concern over the lack of "a sustained moderation in inflation pressures," and that it was not yet convinced by the moderate readings on inflation in recent months. Furthermore, the Fed has indicated that it anticipates continued moderate economic growth.

Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened from what had been historically low levels as bond investors' appetite for below-investment-grade securities waned a bit. Further impacting the widening spreads was the degree of risk-aversion trading in the U.S., which emanated partially from subprime mortgage woes and growing concern about the potential for a credit crunch. The question of whether worries about the availability of credit or possible deterioration of liquidity conditions were well-founded – or if the markets were merely overreacting – remained unresolved at the end of the period. Nevertheless, the underlying fundamentals of the U.S. economy were still quite solid. However, strong employment growth and an active manufacturing sector, along with persistent weakness in the housing market and questions about business and consumer confidence, combined to keep the economic outlook somewhat hazy.

Market Sell-Off Pressured More Liquid Holdings

Among the Fund's detractors for the period were a number of highly liquid credits that were disproportionately punished in the recent credit market sell-off. This was likely because, typically in the first leg of a market correction, institutional investors sell their more liquid credits as they attempt to raise cash ahead of potential redemptions. This sell-off put downward pressure on the Fund's more liquid names, including pipeline company Kinder Morgan and electric utility company Edison Mission Energy, a below-investment-grade issuer. Nonetheless, we remain confident that these more liquid credits will provide welcome stability to performance over the long term, as more liquid holdings tend to outperform during the later stages of market correction.

Rotation into Treasury Bonds Aided Performance

Through much of the year the Fund was overweight in Treasury bonds. Late in the period, the longer duration positioning within this sector helped performance as subprime mortgage concerns triggered a "flight-to-quality" (the buying of less risky U.S. government bonds) that benefited higher-quality holdings such as Treasury bonds.

A modest overweight position in mortgage-backed securities also worked to our benefit throughout most of the period, as interest rate volatility was limited. In more recent months, as interest rate volatility increased, this overweight position proved detrimental, despite our avoidance of subprime mortgage exposure. For this reason, we benefited from our timely decision to reduce our exposure to mortgage-backed securities late in the period, while we diverted resources into the Treasury market.

2 Janus Adviser Series July 31, 2007

(unaudited)

Performance was also supported by individual credit selection within the corporate debt market. In particular, emphasis on below-investment-grade, out-of-benchmark holdings added positive yield that helped to augment the Fund's total return. Among the Fund's credit holdings, the decision to invest in bonds issued by hospital management firm HCA proved rewarding. The company was distinguished by its strong free cash flow growth and asset-heavy balance sheet.

Outlook

With most U.S. equity indices off of their all-time highs at fiscal year-end, the investment team will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector, the associated credit quality issues in the subprime mortgage market and the potential spill-over effect, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Additionally, U.S. corporate profit growth – which until recently had experienced a multiyear period of double-digit gains combined with strong liquidity from corporate M&A and private equity transactions – has supported higher equity valuations. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for your continued investment in Janus Adviser Flexible Bond Fund.

Janus Adviser Series July 31, 2007 3

Janus Adviser Flexible Bond Fund (unaudited)

Janus Adviser Flexible Bond Fund At a Glance

Fund Profile

July 31, 2007
Weighted Average Maturity	6.4 Years
Average Modified Duration*	4.3 Years
30-Day Current Yield**
Class A Shares at NAV
Without Reimbursement	4.50%
With Reimbursement	4.85%
Class A Shares at MOP
Without Reimbursement	4.29%
With Reimbursement	4.61%
Class C Shares***
Without Reimbursement	3.79%
With Reimbursement	4.09%
Class I Shares
Without Reimbursement	4.84%
With Reimbursement	5.10%
Class R Shares
Without Reimbursement	4.08%
With Reimbursement	4.34%
Class S Shares
Without Reimbursement	4.33%
With Reimbursement	4.59%
Weighted Average Fixed Income Credit Rating	AA
Number of Debt Securities	190

*  A theoretical measure of price volatility.

**  Yield will fluctuate.

***  Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)

July 31, 2007
AAA	68.0%
AA	2.6%
A	2.1%
BBB	5.6%
BB	8.8%
B	4.1%
Other	8.8%

†Rated by Standard & Poor's.

Significant Areas of Investment – (% of Net Assets) As of July 31, 2007	Asset Allocation – (% of Net Assets) As of July 31, 2007

Emerging markets comprised 0.1% of total net assets.

4 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007									Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to- Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Flexible Bond Fund - Class A Shares									1.43%	0.81	%(a)
NAV	1.43%	5.24%		4.40%		5.23%		6.37%
MOP	(3.39)%	0.24%		3.52%		4.79%		6.22%
Janus Adviser Flexible Bond Fund - Class C Shares									1.88%	1.55	%(a)
NAV	1.08%	4.45%		3.89%		4.59%		5.68%
CDSC	0.09%	3.45%
Janus Adviser Flexible Bond Fund - Class I Shares	1.58%	5.48%		4.40%		5.23%		6.37%	1.10%	0.55	%(b)
Janus Adviser Flexible Bond Fund - Class R Shares	1.23%	4.73%		4.09%		4.92%		6.14%	1.75%	1.31%(c)
Janus Adviser Flexible Bond Fund - Class S Shares	1.38%	5.01%		4.40%		5.23%		6.37%	1.48%	1.05%(c)
Lehman Brothers Aggregate Bond Index	1.82%	5.58%		4.41%		5.82%		5.89%
Lipper Quartile - Class S Shares	–	2	nd	2	nd	2	nd	N/A**
Lipper Ranking - Class S Shares based on total returns for Intermediate Investment Grade Debt Funds	–	194/523		143/387		78/182		N/A**

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 5

Janus Adviser Flexible Bond Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to November 28, 2005. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown for periods through December 31, 2004 reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for the period January 1, 2005 to December 31, 2005 reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of Janus Aspen Series.) The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 15, 2007, Gibson Smith and Darrell Watters became Co-Portfolio Managers of Janus Adviser Flexible Bond Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date – September 13, 1993

**The Lipper ranking for the Fund's Class S Shares is not available.

6 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,014.80	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,011.00	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	$7.80
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,015.30	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,012.30	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.56
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,013.60	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*Expenses are equal to the annualized expense ratio of 0.81% for Class A Shares, 1.56% for Class C Shares, 0.56% for Class I Shares, 1.31% for Class R Shares and 1.05% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 7

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Corporate Bonds - 20.5%
Aerospace and Defense - 0.2%
	Hawker Beechcraft, Inc.:
$5,851	5.26%, bank loan, due 3/26/14‡	$5,500
68,976	7.32%-7.36%, bank loan, due 3/26/14‡	65,010
		70,510
Agricultural Operations - 0.2%
80,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	78,771
Auction House - Art Dealer - 0.1%
61,348	Adesa, Inc., 7.61% bank loan, due 10/20/13‡	56,338
Automotive - Cars and Light Trucks - 0.3%
109,724	Ford Motor Co., 8.36% bank loan, due 12/16/13‡	103,037
49,750	General Motors Corp., 7.735% bank loan, due 11/29/13‡	47,449
		150,486
Automotive - Medium and Heavy Duty Trucks - 0.2%
	Navistar International Corp.:
4,033	5.17%, bank loan, due 1/19/12‡	3,882
25,300	8.60988%, bank loan, due 1/19/12‡	24,352
80,667	8.61%, bank loan, 1/19/12‡	77,641
		105,875
Automotive - Truck Parts and Equipment - Original - 0.6%
305,000	TRW Automotive, Inc., 7.00% company guaranteed notes due 3/15/14 (144A)	285,175
Cable Television - 2.0%
110,000	Charter Communications Operating LLC 7.36%, bank loan, due 3/6/14‡	101,659
	Comcast Corp.:
170,000	5.85%, company guaranteed notes due 1/15/10	171,395
210,000	6.50%, company guaranteed notes due 1/15/17	212,739
250,000	Cox Communications, Inc., 4.625% senior unsecured notes, due 1/15/10	244,200
179,079	CSC Holdings, Inc., 7.07% bank loan, due 3/29/13‡	170,996
		900,989
Casino Hotels - 0.2%
	Green Valley Ranch Gaming:
46,182	7.36%, bank loan, due 2/16/14‡	44,537
1,875	7.36%, bank loan, due 2/16/14‡	1,808
30,000	Seminole Hard Rock Entertainment 7.8475%, secured notes due 3/15/14 (144A)‡	29,400
		75,745
Cellular Telecommunications - 0.3%
125,000	Nextel Communications, Inc., 6.875% company guaranteed notes, due 10/31/13	120,000
Commercial Services - 0.4%
180,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	176,400
Computer Services - 0.2%
80,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	80,400

Shares or Principal Amount		Value
Containers - Metal and Glass - 0.5%
$136,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	$137,700
100,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	99,750
		237,450
Diversified Financial Services - 1.0%
	General Electric Capital Corp.:
310,000	4.875%, notes, due 10/21/10	306,887
165,000	4.375%, unsecured notes, due 11/21/11	158,733
		465,620
Diversified Operations - 0.9%
80,000	Capmark Financial Group, 6.30% company guaranteed notes due 5/10/17 (144A)	70,866
155,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	152,675
175,000	Textron, Inc., 6.375%, notes, due 11/15/08	177,906
		401,447
Diversified Operations - Commercial Services - 0.2%
	Aramark Corp.:
2,074	5.36%, bank loan, due 1/26/14‡	1,936
29,480	7.36%, bank loan, due 1/26/14‡	27,623
40,000	8.50%, senior notes due 2/1/15 (144A)	37,700
		67,259
Educational Software - 0.1%
39,900	Riverdeep Interactive Learning, 8.11% bank loan, due 12/20/13‡	38,902
Electric - Generation - 0.6%
295,000	Edison Mission Energy, 7.00% senior notes, due 5/15/17 (144A)	266,238
Electric - Integrated - 2.2%
75,000	Consolidated Edison, Inc., 5.50% debentures, due 9/15/16	73,295
130,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	128,110
250,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	261,939
135,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	127,529
270,000	Southern California Edison Co., 7.625% unsecured notes, due 1/15/10	283,945
110,000	TXU Corp., 4.80% senior notes, due 11/15/09	107,564
		982,382
Electronic Components - Semiconductors - 0.5%
215,000	National Semiconductor Corp., 5.61% senior unsecured notes due 6/15/10	215,024
Energy - Alternate Sources - 0.1%
55,000	Huish Detergents, Inc., 7.32% bank loan, due 4/26/14‡	49,500
Finance - Auto Loans - 1.0%
	Ford Motor Credit Co.:
50,000	9.75%, senior unsecured notes due 9/15/10‡	50,493
145,000	9.81%, notes, due 4/15/12‡	149,988

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
	Ford Motor Credit Co.: (continued)
$35,000	7.80%, notes, due 6/1/12	$33,324
	General Motors Acceptance Corp.:
120,000	6.125%, notes, due 8/28/07	119,866
30,000	6.625%, unsubordinated notes due 5/15/12	27,447
55,000	6.75%, notes, due 12/1/14	49,432
		430,550
Finance - Consumer Loans - 0.2%
95,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	93,641
Finance - Investment Bankers/Brokers - 0.4%
	E*TRADE Financial Corp.:
45,000	8.005%, senior unsecured notes due 6/15/11	45,900
130,000	7.375%, senior unsecured notes due 9/15/13	130,650
		176,550
Finance - Other Services - 0.2%
110,000	Pinnacle Foods Finance LLC, 8.11% bank loan, due 4/2/14‡	103,859
Food - Retail - 0.3%
	Stater Brothers Holdings, Inc.:
60,000	8.125%, senior notes, due 6/15/12	57,900
105,000	7.75%, senior notes, due 4/15/15 (144A)	97,650
		155,550
Gas - Distribution - 0.1%
60,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	55,650
Independent Power Producer - 0.3%
	Reliant Energy, Inc.:
65,000	7.625%, senior notes, due 6/15/14	62,075
70,000	7.875%, senior notes, due 6/15/17	66,500
		128,575
Machinery - Electrical - 0.1%
45,073	Baldor Electric Co., 7.125% bank loan, due 1/31/14‡	43,558
Medical - Hospitals - 0.5%
	HCA, Inc.:
54,862	7.61%, bank loan, due 11/18/13‡	52,188
155,000	9.25%, secured notes due 11/15/16 (144A)	153,837
		206,025
Metal - Diversified - 0.3%
120,000	Freeport-McMoRan Copper & Gold, Inc. 8.375%, senior unsecured notes due 4/1/17	126,000
Multimedia - 0.5%
65,000	Time Warner, Inc., 6.50% company guaranteed notes, due 11/15/36	61,693
50,000	Viacom, Inc., 6.25%, senior notes, due 4/30/16	48,768
109,724	VNU, Inc. (Nielsen Finance LLC) 7.35656%, bank loan due 8/9/13‡	104,923
		215,384

Shares or Principal Amount		Value
Non-Hazardous Waste Disposal - 0.7%
$170,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	$166,175
155,000	Waste Management, Inc., 7.375% senior unsubordinated notes, due 8/1/10	162,704
		328,879
Oil Companies - Exploration and Production - 1.0%
70,000	Forest Oil Corp., 7.25% senior notes, due 6/15/19 (144A)	65,275
125,000	Kerr-McGee Corp., 6.875% company guaranteed notes, due 9/15/11	130,451
	Pemex Project Funding Master Trust:
35,000	5.75%, company guaranteed notes due 12/15/15	33,928
45,000	8.625%, company guaranteed notes due 2/1/22‡	53,541
100,000	Sabine Pass LNG L.P., 7.50% secured notes, due 11/30/16 (144A)§	95,000
75,000	XTO Energy, Inc., 6.10% senior unsecured notes, due 4/1/36	70,468
		448,663
Paper and Related Products - 0.2%
	Georgia-Pacific Corp.:
9,651	7.11%, bank loan, due 12/20/12‡	9,110
11,456	7.11%, bank loan, due 12/20/12‡	10,813
91,646	7.11%, bank loan, due 12/20/12‡	86,508
5,728	7.11%, bank loan, due 12/20/12‡	5,407
		111,838
Pipelines - 1.3%
550,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	488,207
110,000	Spectra Energy Corp., 6.75% senior notes, due 2/15/32	108,815
		597,022
Publishing - Periodicals - 0.3%
45,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	47,981
	Idearc, Inc.:
59,700	7.36%, bank loan, due 11/17/14‡	57,256
50,000	8.00%, company guaranteed notes due 11/15/16	47,375
		152,612
Real Estate Management/Services - 0.3%
	Realogy Corp.:
28,636	5.32%, bank loan, due 10/10/13‡	27,061
106,364	8.36%, bank loan, due 10/10/13‡	98,520
		125,581
Reinsurance - 0.2%
100,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	95,718
Retail - Regional Department Stores - 0%
	Neiman Marcus Group, Inc.:
291	7.09%, bank loan, due 4/6/13‡	279
18,633	7.11%, bank loan, due 4/6/13‡	17,833
		18,112
Satellite Telecommunications - 0.2%
80,000	INTELSAT Bermuda, Ltd., 7.855% bank loan, due 2/1/14‡	77,266

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 9

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2007

	Shares or Principal Amount		Value
	Savings/Loan/Thrifts - 0.1%
	$35,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10‡	$34,244
	Schools - 0.1%
	36,729	Education Management LLC, 7.125% bank loan, due 6/1/13‡	35,058
	Special Purpose Entity - 0.3%
	60,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	54,750
	90,000	Source Gas LLC, 5.90% senior notes, due 4/1/17 (144A)§	87,064
			141,814
	Specified Purpose Acquisition Company - 0%
	14,926	Solar Capital Corp., 7.35563% bank loan, due 2/11/13‡	14,208
	Telephone - Integrated - 0.6%
	190,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	181,832
	75,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11**	75,359
			257,191
Television - 0.2%
	110,000	Univision Communications, Inc., 7.61% bank loan, due 9/29/14‡	101,063
	Transportation - Railroad - 0.1%
	45,000	Kansas City Southern de Mexico, 7.375% senior notes, due 6/1/14 (144A)	43,650
	Transportation - Services - 0.2%
	75,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	75,056
Total Corporate Bonds (cost $9,522,789)			9,217,828
	Foreign Bonds - 0.3%
	Cable Television - 0.3%
EUR	82,170	Telenet Communications N.V., 9.00% senior notes, due 12/15/13** (cost $104,464)	119,167
	Mortgage Backed Securities - 22.0%
	U.S. Government Agency – 22.0%
		Fannie Mae:
	$164,215	7.00%, due 9/1/14	169,309
	39,727	6.50%, due 11/1/17	40,535
	130,606	5.00%, due 11/1/18	127,283
	107,200	4.50%, due 5/1/19	102,463
	297,752	4.50%, due 5/1/19	284,596
	266,072	4.50%, due 5/1/19	254,316
	252,900	5.00%, due 8/1/19	246,013
	51,756	5.50%, due 8/1/19	51,252
	27,393	5.50%, due 9/1/19	27,151
	27,402	4.50%, due 4/1/20	26,132
	29,385	4.50%, due 9/1/20	28,023
	140,942	6.00%, due 10/1/21	141,832
	144,469	5.50%, due 9/1/24	141,328
	180,502	5.00%, due 5/1/25	172,142
	42,137	7.00%, due 11/1/28	43,701
	54,551	6.50%, due 2/1/31	55,816
	115,242	7.00%, due 2/1/32	119,519

Shares or Principal Amount		Value
	Fannie Mae: (continued)
$125,023	6.50%, due 5/1/32	$127,709
53,695	6.50%, due 7/1/32	54,657
354,522	6.00%, due 10/1/32	353,366
412,369	5.035%, due 1/1/33	409,827
520,753	5.50%, due 2/1/33	505,541
84,963	6.50%, due 3/1/33	86,486
187,307	4.566%, due 4/1/33	186,159
207,105	5.50%, due 11/1/33	201,024
106,500	5.00%, due 2/1/34	100,463
47,471	5.00%, due 4/1/34	44,745
253,058	5.00%, due 4/1/34	238,527
406,597	6.00%, due 7/1/34	405,341
138,118	6.50%, due 8/1/34	140,860
27,036	6.50%, due 9/1/34	27,638
359,810	5.50%, due 11/1/34	348,769
141,543	4.605%, due 12/1/34	139,478
236,912	6.00%, due 1/1/35	235,582
186,249	6.00%, due 12/1/35	184,887
125,867	5.50%, due 1/1/36	121,873
95,438	6.50%, due 1/1/36	96,412
67,959	6.50%, due 7/1/36	68,653
62,515	6.00%, due 8/1/36	61,984
76,701	6.00%, due 8/1/36	76,049
236,805	6.50%, due 8/1/36	239,223
113,095	6.50%, due 8/1/36	114,250
15,355	6.50%, due 8/1/36	15,512
44,070	6.50%, due 9/1/36	44,520
384,910	5.585%, due 11/1/36	385,199
97,123	6.00%, due 1/1/37	96,297
	Federal Home Loan Bank System:
50,087	5.50%, due 12/1/34	48,567
176,138	5.50%, due 12/1/34	170,794
102,477	5.713%, due 3/1/37	102,630
	Freddie Mac:
64,335	5.50%, due 1/1/16	63,880
112,649	5.50%, due 1/1/18	111,781
261,829	4.50%, due 2/1/18	250,948
220,377	5.00%, due 9/1/18	214,705
121,928	5.00%, due 2/1/20	118,349
77,807	5.50%, due 2/1/21	76,852
22,268	5.00%, due 3/1/21	21,583
109,513	6.00%, due 11/1/33	109,178
186,261	6.00%, due 2/1/34	185,790
43,782	6.50%, due 7/1/34	44,664
20,869	6.50%, due 7/1/34	21,287
247,259	3.756%, due 7/1/34	240,371
19,131	6.50%, due 6/1/35	19,439
94,897	5.50%, due 8/1/36	91,729
82,438	6.50%, due 8/1/36	83,382
	Ginnie Mae:
93,825	6.00%, due 2/15/33	93,934
42,327	5.50%, due 11/15/33	40,420
276,752	6.00%, due 10/20/34	276,592
94,997	6.50%, due 2/20/35	96,710
304,823	5.50%, due 3/20/35	296,690
Total Mortgage Backed Securities (cost $10,129,388)		9,922,717

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Preferred Stock - 1.0%
Finance - Other Services - 0.2%
2,225	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	$118,259
REIT - Diversified - 0.5%
6,075	iStar Financial, Inc., 7.875%	147,865
3,100	Lexington Realty Trust, Series D, 7.55%	71,610
		219,475
Savings/Loan/Thrifts - 0.3%
5,455	Chevy Chase Bank FSB, 8.00%	140,194
Total Preferred Stock (cost $502,213)		477,928
U.S. Government Agencies - 8.9%
	Fannie Mae:
$1,895,000	5.50%, due 3/15/11	1,922,342
1,155,000	5.25%, due 8/1/12	1,154,991
	Freddie Mac:
643,000	5.25%, due 5/21/09	646,397
275,000	5.25%, due 7/18/11	276,227
Total U.S. Government Agencies (cost $3,979,020)		3,999,957
U.S. Treasury Notes/Bonds - 42.8%
	U.S. Treasury Notes/Bonds:
35,000	4.75%, due 2/28/09	35,055
2,595,000	4.875%, due 5/31/09	2,607,368
55,000	4.75%, due 2/15/10	55,254
1,685,000	4.50%, due 5/15/10#	1,682,894
520,000	5.125%, due 6/30/11	530,116
80,000	4.75%, due 1/31/12	80,525
1,025,000	4.625%, due 2/29/12#	1,026,121
130,000	4.50%, due 3/31/12	129,370
175,000	4.50%, due 4/30/12	174,193
2,751,000	4.75%, due 5/31/12#	2,767,765
2,483,000	4.875%, due 6/30/12#	2,511,708
345,000	4.625%, due 11/15/16	340,795
494,000	4.625%, due 2/15/17#	487,632
2,905,000	4.50%, due 5/15/17#	2,843,043
185,000	8.875%, due 8/15/17	243,781
400,000	8.875%, due 2/15/19	538,531
521,000	7.25%, due 8/15/22	643,354
1,114,000	6.25%, due 8/15/23	1,263,258
355,000	4.50%, due 2/15/36	331,925
1,010,000	4.75%, due 2/15/37#	983,172
Total U.S. Treasury Notes/Bonds (cost $19,114,618)		19,275,860
Money Market - 3.4%
1,513,000	Janus Institutional Money Market Fund - Institutional Shares, 5.27% (cost $1,513,000)	1,513,000
Other Securities - 18.8%
8,443,613	Allianz Dresdner Daily Asset Fund† (cost $8,443,613)	8,443,613
Total Investments (total cost $53,309,105) – 117.7%		52,970,070
Liabilities, net of Cash, Receivables and Other Assets – (17.7)%		(7,980,665)
Net Assets – 100%		$44,989,405

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Belgium	$119,167	0.2%
Canada	488,207	0.9%
China	54,750	0.1%
Spain	75,359	0.2%
United States††	52,232,587	98.6%
Total	$52,970,070	100.0%

††Includes Short-Term Securities and Other Securities (79.8% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
Euro 11/29/07	80,000	$109,809	$(1,343)
Total		$109,809	$(1,343)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 11

Janus Adviser Floating Rate High Income Fund (unaudited)

The fund is designed for long-term investors who primarily seek current income from an investment that may have lower correlation to fixed-income markets than a traditional fixed-income fund.

Jason Groom

portfolio manager

Performance Overview

For the effective period beginning May 2, 2007, and ending July 31, 2007, Janus Adviser Floating Rate High Income Fund's Class S Shares declined 3.50%, compared to a negative return of 2.41% posted by its benchmark, the Credit Suisse First Boston Leveraged Loan Index.

Market Update

Strong economic data, ever-shifting expectations surrounding the Federal Reserve Board's (Fed) monetary policy decisions and worries over a growing credit crunch resulted in a volatile end for the period. Long-term Treasury yields stayed within the expected range, trading between 4.46% and 5.32% during the year. In early June, the yield on the 10-year Treasury broke through 5% for the first time since July of last year. The yield hit a high just above 5.30% before falling amid equity market weakness and growing concerns about overall market liquidity and the subprime mortgage market. Worries that these problems were spilling over into other credit markets, as well as equity market weakness, exacerbated the drop in yields as investors sought the relative safety of U.S. Treasuries. Through all of this, the yield curve began to normalize, with long-term rates higher than short-term rates.

Meanwhile, inflation remained a key worry for the Fed. With U.S. economic growth poised to reaccelerate, the Federal Open Market Committee (FOMC) indicated its intention to hold its monetary policy steady for the foreseeable future. At its late-June meeting, the FOMC expressed concern over the lack of "a sustained moderation in inflation pressures," and that it was not yet convinced by the moderate readings on inflation in recent months. Furthermore, the Fed has indicated that it anticipates continued moderate economic growth.

Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened from what had been historically low levels as bond investors' appetite for below-investment-grade securities waned a bit. Further impacting the widening spreads was the degree of risk-aversion trading in the U.S., which emanated partially from subprime mortgage woes and growing concern about the potential for a credit crunch. The question of whether worries about the availability of credit or possible deterioration of liquidity conditions were well-founded – or if the markets were merely overreacting – remained unresolved at the end of the period. Nevertheless, the underlying fundamentals of the U.S. economy were still quite solid. However, strong employment growth and an active manufacturing sector, along with persistent weakness in the housing market and questions about business and consumer confidence, combined to keep the economic outlook somewhat hazy.

Market Correction Took a Toll on Performance

Given its short track record of performance, the Fund was particularly vulnerable to the recent sell-off in the loan market, which created a difficult environment for many individual holdings. These included Huish Detergents, a manufacturer of low-cost, store-brand laundry detergents and household cleaning supplies. The loans we own were issued to finance the acquisition of Huish Detergents by buyout firm Vestar Capital Partners. Unfortunately, like many securities, these loans were re-priced downward amid investor concerns over heavy new issuance in the loan market.

During the brief performance period, the Fund also suffered from its emphasis on higher-quality, more liquid investments such as Community Health loans. In the first leg of a loan market correction, investors tend to sell their most liquid names first. This puts downward pressure on the prices of the higher quality, liquid investments favored by the Fund. Despite the recent underperformance of these loans, I remain positive on the outlook for Community Health, an asset-rich, strong cash flow-generating company that I believe is well positioned to weather the current market environment. Moreover, I am confident that the focus on investments I feel are of better quality will be advantageous, as these loans tend to perform well in the later phases of a market downturn.

Focus on Free Cash Flow Supported Results

On a positive note, most of the holdings performed well considering the heightened market volatility. In particular, relative returns were supported by an emphasis on investments in companies that have strong free cash flow such as Nutro Products, parent company for a pet food manufacturer. The Nutro Products bonds have recently benefited from the company's acquisition by Mars, a higher-quality issuer.

An investment in apparel and consumer goods manufacturer Hanesbrands was another positive. The market has rewarded the company's efforts to expand profit margins and reduce costs, notably by shifting production overseas to lower cost markets.

12 Janus Adviser Series July 31, 2007

(unaudited)

Outlook

With most U.S. equity indices off of their all-time highs at period-end, the investment team will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector, the associated credit quality issues in the subprime mortgage market and the potential spill-over effect, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Additionally, U.S. corporate profit growth – which until recently had experienced a multiyear period of double-digit gains combined with strong liquidity from corporate merger and acquisition and private equity transactions – has supported higher-equity valuations. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained. Our primary focus will be on individual company fundamentals.

Thank you for your investment in Janus Adviser Floating Rate High Income Fund.

Janus Adviser Floating Rate High Income Fund At a Glance

Fund Profile

July 31, 2007
30 Day Current Yield*
Class A Shares at NAV
Without Reimbursement	3.87%
With Reimbursement	6.84%
Class A Shares at MOP
Without Reimbursement	3.68%
With Reimbursement	6.51%
Class C Shares at NAV
Without Reimbursement	3.09%
With Reimbursement	6.05%
Class I Shares
Without Reimbursement	4.15%
With Reimbursement	7.11%
Class S Shares
Without Reimbursement	3.72%
With Reimbursement	6.58%
Number of Debt Securities	46

*  Yield will fluctuate.

Ratings† Summary – (% of Net Assets)

July 31, 2007
BB	17.8%
B	32.8%
CCC	3.9%
Other	45.5%

†Rated by Standard & Poor's.

Significant Areas of Investment – (% of Net Assets) As of July 31, 2007	Asset Allocation – (% of Net Assets) As of July 31, 2007

Janus Adviser Series July 31, 2007 13

Performance

Janus Adviser Floating Rate High Income Fund (unaudited)

Cumulative Total Return – for the period ended July 31, 2007			Expense Ratios – estimated for the initial fiscal year
	Since Effective Date*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Floating Rate High Income Fund - Class A Shares			8.24%	1.15	%(a)
NAV	(3.44)%
MOP	(8.00)%
Janus Adviser Floating Rate High Income Fund - Class C Shares			8.99%	1.90	%(a)
NAV	(3.62)%
CDSC	(4.57)%
Janus Adviser Floating Rate High Income Fund - Class I Shares	(3.38)%		7.99%	0.90	%(b)
Janus Adviser Floating Rate High Income Fund - Class S Shares	(3.50)%		8.38%	1.40	%(c)
Credit Suisse First Boston Leveraged Loan Index	(2.41	)%**

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

14 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund's initial fiscal year. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

The Fund invests primarily in floating rate securities. Because they are generally considered non-investment grade, floating rate securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments and should be considered speculative. The Fund invests substantially all of its assets in income-generating securities, and as a result, it is also subject to risks such as credit and default risks. Higher-yielding and floating-rate securities involve a greater risk of default and price volatility than securities that are above investment grade. Limited liquidity of floating rate instruments and additional risks associated with the Fund's investments in derivatives, foreign securities and emerging markets may have a negative impact on fund performance. The Fund should not be considered a complete investment program.

One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The performance shown for Class A Shares, Class C Shares, Class I Shares and Class S Shares reflects the performance of the Fund's respective class from May 2, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Due to certain investment strategies, the Fund may have an increased position in cash.

The Fund's performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper does not yet rate (rank) this Fund as it is less than 1 year old.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's effective date – May 2, 2007

**The Credit Suisse First Boston Leveraged Loan Index since inception returns are calculated from April 30, 2007.

Janus Adviser Series July 31, 2007 15

Janus Adviser Floating Rate High Income Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (4/2/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (4/2/07-7/31/07)*
Actual	$1,000.00	$975.90	$3.77
Hypothetical (5% return before expenses)	$1,000.00	$1,012.76	$5.74
Expense Example - Class C Shares	Beginning Account Value (4/2/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (4/2/07-7/31/07)*
Actual	$1,000.00	$973.50	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,010.28	$9.47
Expense Example - Class I Shares	Beginning Account Value (4/2/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (4/2/07-7/31/07)*
Actual	$1,000.00	$976.70	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,013.56	$4.54
Expense Example - Class S Shares	Beginning Account Value (4/2/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (4/2/07-7/31/07)*
Actual	$1,000.00	$975.10	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,011.93	$6.98

*Actual expenses paid reflect only the inception period (April 2, 2007 to July 31, 2007). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.15% for Class A Shares, 1.90% for Class C Shares, 0.91% for Class I Shares and 1.40% for Class S Shares multiplied by the average account value over the period, multiplied by 121/365 (to reflect the inception period), however hypothetical expenses are multiplied by 181/365 (to reflect a six month period). Expenses include the effect of contractual waivers by Janus Capital.

16 Janus Adviser Series July 31, 2007

Janus Adviser Floating Rate High Income Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Corporate Bonds - 76.6%
Advertising Services - 3.9%
$110,000	Advanstar Communications, Inc., 7.61% bank loan, due 6/2/14‡	$107,250
100,000	Penton Media, Inc., 10.36% bank loan due 2/1/14‡	96,500
		203,750
Airlines - 3.6%
100,000	Delta Air Lines, Inc., 8.61% bank loan, due 4/30/14‡	95,875
100,000	U.S. Airways Group, Inc., 7.86% bank loan, due 3/23/14‡	94,650
		190,525
Apparel Manufacturers - 1.9%
100,000	Hanesbrands, Inc., 7.78406% company guaranteed notes, due 12/15/14	98,000
Auction House - Art Dealer - 1.8%
100,000	Adesa, Inc., 7.61% bank loan, due 10/20/13‡	91,833
Automotive - Cars and Light Trucks - 1.8%
99,749	Ford Motor Co., 8.36% bank loan, due 12/16/13‡	93,671
Automotive - Medium and Heavy Duty Trucks - 1.8%
	Navistar International Corp.:
3,667	5.17% bank loan, 1/19/12‡	3,529
23,000	8.60988% bank loan, due 1/19/12‡	22,138
73,333	8.61% bank loan, due 1/19/12‡	70,583
		96,250
Building and Construction Products - Miscellaneous - 1.7%
99,750	Building Materials Corporation of America, 8.125% bank loan, due 2/22/14‡	91,105
Cable Television - 1.8%
100,000	Charter Communications Operating LLC, 7.36% bank loan, due 3/6/14‡	92,417
Casino Hotels - 4.6%
250,000	Riviera Holdings Corp., 7.36% bank loan, due 6/8/14‡	241,874
Chemicals - Diversified - 1.8%
99,749	Georgia Gulf Corp., 7.82% bank loan, due 10/3/13‡	95,759
Diversified Operations - Commercial Services - 1.8%
100,000	Aramark Corp., 8.86% senior notes, due 2/1/15 (144A)‡	93,000
Educational Software - 1.9%
99,749	Riverdeep Interactive Learning, 8.11% bank loan, due 12/20/13‡	97,256
Energy - Alternate Sources - 1.7%
100,000	Huish Detergents, Inc., 7.32% bank loan, due 4/26/14‡	90,000
Finance - Other Services - 1.8%
100,000	Pinnacle Foods Finance LLC, 8.11% bank loan, due 4/2/14‡	94,417
Health Care Cost Containment - 2.0%
110,000	Concentra, Inc., 10.86% bank loan, due 6/25/15‡	104,500

Shares or Principal Amount		Value
Independent Power Producer - 3.6%
$99,750	Calpine Corp., 7.61% bank loan, due 3/29/09‡	$94,763
100,000	LS Power General Finance Company LLC (Broadway General Funding LLC), 0% bank loan, due 5/4/14‡	92,500
		187,263
Insurance Brokers - 1.9%
100,000	U.S.I. Holdings Corp., 8.11% bank loan, due 5/5/14‡	97,000
Medical - Hospitals - 6.4%
	Community Health Systems, Inc.:
15,468	0%, bank loan, due 7/2/14‡	14,682
234,532	0%, bank loan, due 7/2/14‡	222,804
99,749	HCA, Inc., 7.61% bank loan, due 11/18/13‡	94,887
		332,373
Medical Imaging Systems - 1.8%
	Onex Carestream Health, Inc.:
43,182	10.57688%, bank loan, due 10/30/13‡	41,671
56,818	10.6075%, bank loan, due 10/30/13‡	54,829
		96,500
Medical Products - 3.6%
100,000	Cardinal Health 409, Inc., 7.61% bank loan 4/10/14‡	93,000
100,000	Universal Hospital Services, Inc., 8.75938% secured notes, 6/1/15 (144A)‡	93,250
		186,250
Motion Pictures and Services - 1.8%
99,750	Metro-Goldwyn-Mayer, Inc., 8.61% bank loan, due 4/8/12‡	96,508
Multimedia - 3.6%
100,000	Local TV On Satellite LLC, 7.36% bank loan, due 5/7/13‡	94,000
99,749	VNU, Inc. (Nielsen Finance LLC), 7.35656% bank loan, due 8/9/13‡	95,385
		189,385
Oil Companies - Exploration and Production - 1.8%
100,000	Venoco, Inc., 9.36% bank loan, due 9/20/11‡	96,500
Real Estate Management/Services - 1.8%
	Realogy Corp.:
21,212	5.32%, bank loan, due 10/10/13‡	20,045
78,788	8.36%, bank loan, due 10/10/13‡	72,978
		93,023
Rental Auto/Equipment - 1.8%
100,000	Neff Corp., 8.89594% bank loan, due 11/30/14‡	93,500
Resorts and Theme Parks - 2.0%
110,000	Six Flags Theme Parks, 7.61% bank loan, due 4/30/15‡	101,860
Retail - Apparel and Shoe - 1.8%
100,000	Burlington Coat Factory, 0% bank loan, due 5/28/13‡	93,531
Retail - Restaurants - 3.8%
	Buffets, Inc.:
11,667	5.26%, bank loan, due 5/1/13‡	11,083
88,112	8.11%, bank loan, due 11/1/13‡	87,892

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 17

Janus Adviser Floating Rate High Income Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Retail - Restaurants - (continued)
	OSI Restaurant Partners, Inc.:
$7,519	7.43%, bank loan, due 6/14/13‡	$7,174
98,129	7.625%, bank loan, 6/14/14‡	93,304
		199,453
Special Purpose Entity - 3.7%
100,000	Affinion Holding Co., 11.65963% bank loan, due 3/1/12‡	97,250
98,645	Wimar Opco LLC, 7.61% bank loan, due 1/3/12‡	95,275
		192,525
Television - 1.8%
100,000	Univision Communications, Inc., 7.61% bank loan, due 9/29/14‡	91,875
Transportation - Truck - 1.5%
88,372	Swift Transportation Company, Inc. (Saint Acquisition Corp.), 8.375% bank loan, due 5/10/14‡	78,725
Total Corporate Bonds (cost $4,232,019)		4,000,628
Repurchase Agreement - 21.1%
1,100,000	Lehman Brothers, Inc. 5.385% dated 7/31/07, maturing 8/1/07 to be repurchased at $1,100,165 collateralized by $1,256,365 in U.S. Government Agencies 5.50%, 3/1/36 – 7/1/37 with a value of $1,122,009 (cost $1,100,000)	1,100,000
Total Investments (total cost $5,332,019) – 97.7%		5,100,628
Cash, Receivables and Other Assets, net of Liabilities – 2.3%		121,424
Net Assets – 100%		$5,222,052

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
United States††	$5,100,628	100.0%
Total	$5,100,628	100.0%

††Includes Short-Term Securities (78.4% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.
18 Janus Adviser Series July 31, 2007

Janus Adviser High-Yield Fund (unaudited)

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Performance Overview

For the 12-month period ended July 31, 2007, Janus Adviser High-Yield Fund's Class S Shares returned 5.33%, compared to a 6.56% return posted by the Fund's benchmark, the Lehman Brothers High-Yield Bond Index.

Market Update

Strong economic data, ever-shifting expectations surrounding the Federal Reserve's (Fed) monetary policy decisions and worries over a growing credit crunch resulted in a volatile end for the fiscal year. Long-term Treasury yields stayed within the expected range for much of the time period, trading between 4.46% and 5.32%. In early June, the yield on the 10-year Treasury broke through 5% for the first time since July of last year. The yield hit a high just above 5.30% before falling amid equity market weakness and growing concerns about overall market liquidity and the subprime mortgage market. Worries that these problems were spilling over into other credit markets, as well as equity market weakness, exacerbated the drop in yields as investors sought the relative safety of U.S. Treasuries. Through all of this, the yield curve began to normalize, with long-term rates higher than short-term rates.

Meanwhile, inflation remained a key worry for the Fed. With U.S. economic growth poised to reaccelerate, the Federal Open Market Committee (FOMC) indicated its intention to hold its monetary policy steady for the foreseeable future. At its late-June meeting, the FOMC expressed concern over the lack of "a sustained moderation in inflation pressures," and that it was not yet convinced by the moderate readings on inflation in recent months. Furthermore, the Fed has indicated that it anticipates continued moderate economic growth.

In the credit markets, the spreads between U.S. Treasuries and high-yield bonds widened from what had been historically low levels. Bond investors' appetite for below-investment-grade securities waned as spreads widened. Further impacting the widening spreads was a building degree of risk-aversion in the U.S. credit markets, which emanated partially from concerns around subprime mortgages and a growing concern about the potential for a credit crunch. Worries about the availability of credit and deterioration of liquidity conditions remained unresolved at the end of the period but remained a focus in the markets. Nevertheless, the underlying fundamentals of the U.S. economy were still quite solid. Strong employment growth and an active manufacturing sector, along with persistent weakness in the housing market and questions about business and consumer confidence, combined to keep the economic outlook somewhat hazy.

Focus on Quality Proved Detrimental in Recent Sell-Off

Recent performance reflected efforts to shield investors from the volatility in the credit markets. Notably, over the past three to four months, I focused on upgrading the quality and liquidity of the portfolio by adding exposure to stable cash flow, asset-rich companies such as Stater Brothers, a California-based supermarket chain. Unfortunately, as the high-yield market correction began, highly liquid positions experienced the most pressure as investors sold their most liquid holdings, putting downward pressure on liquid credit positions. This often happens at the beginning of a high-yield market correction, investors sell positions that offer them greatest liquidity. As a result, the Fund's more liquid holdings were among our weakest individual performers for the period despite solid underlying fundamentals.

Nonetheless, I stand by this more conservative/liquid investment strategy in this market, and believe it will serve us well if market volatility persists. In the second phase of a sell-off, lower-quality issues tend to be hardest hit. At this point, I believe my focus on higher-quality, more liquid credits will support relative performance, while also helping to insulate investors from potential individual credit problems.

Other individual detractors included bonds issued by automotive parts supplier Visteon Corporation, which sold off along with other credit-oriented names. Bonds from less cyclical used car auction and salvage company KAR Holdings also hurt performance. As a new issuer in the market the company suffered from having only one quarter of results to show in a difficult high-yield market. Investors are still evaluating the company's new management team following the merger of the salvage and used car auction businesses. Nonetheless, I remain constructive on KAR's strong management, high margin, low capital-intensive business model, as I believe that the potential synergies created by the merger will help drive improved cash flows and debt reduction going forward.

Janus Adviser Series July 31, 2007 19

Janus Adviser High-Yield Fund (unaudited)

Charter Communications, Goodyear Tire Aided Performance

A number of individual holdings worked in my favor during the overall period. These included cable and media investment Charter Communications, which was rewarded for its accelerated cash flow growth and solid earnings performance.

Goodyear Tire & Rubber Company was another contributor. The company has benefited from encouraging news about replacement tire pricing and resolution of labor disputes. Furthermore, I retain confidence in the company management's commitment to paying down debt and further reducing balance sheet leverage.

Outlook

With most U.S. equity indices off of their all-time highs at fiscal year-end, the investment team will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector, the associated credit quality issues in the subprime mortgage market and the potential spill-over effect, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Additionally, U.S. corporate profit growth – which until recently had experienced a multiyear period of double-digit gains combined with strong liquidity from corporate M&A and private equity transactions – has supported higher-equity valuations. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for your continued investment in Janus Adviser High-Yield Fund.

20 Janus Adviser Series July 31, 2007

(unaudited)

Janus Adviser High-Yield Fund At a Glance

Fund Profile

July 31, 2007
Weighted Average Maturity	6.2 Years
Average Modified Duration*	3.4 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.99%
With Reimbursement	7.05%
Class A Shares at MOP
Without Reimbursement	3.14%
With Reimbursement	7.41%
Class C Shares***
Without Reimbursement	2.46%
With Reimbursement	6.67%
Class I Shares
Without Reimbursement	3.50%
With Reimbursement	7.75%
Class R Shares
Without Reimbursement	2.73%
With Reimbursement	6.93%
Class S Shares
Without Reimbursement	2.99%
With Reimbursement	7.19%
Weighted Average Fixed Income Credit Rating	BB-
Number of Debt Securities	282

*A theoretical measure of price volatility.

**Yield will fluctuate.

***Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)

July 31, 2007
BBB	1.0%
BB	20.5%
B	48.5%
CCC	14.8%
Other	15.2%

†Rated by Standard & Poor's.

Significant Areas of Investment – (% of Net Assets) As of July 31, 2007	Asset Allocation – (% of Net Assets) As of July 31, 2007

Emerging markets comprised 0.9% of total net assets.

Janus Adviser Series July 31, 2007 21

Janus Adviser High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007						Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to- Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser High-Yield Fund - Class A Shares						11.08%	1.18	%(a)
NAV	(1.13)%	5.49%		4.60%
MOP	(5.80)%	0.53%		2.08%
Janus Adviser High-Yield Fund - Class C Shares						12.24%	1.93	%(a)
NAV	(1.56)%	4.80%		3.83%
CDSC	(2.51)%	3.82%
Janus Adviser High-Yield Fund - Class I Shares	(0.98)%	5.86%		3.53%		7.69%	0.95	%(b)
Janus Adviser High-Yield Fund - Class R Shares	(1.41)%	5.07%		4.09%		11.98%	1.68	%(c)
Janus Adviser High-Yield Fund - Class S Shares	(1.27)%	5.33%		4.34%		11.58%	1.43	%(c)
Lehman Brothers High-Yield Bond Index	(0.77)%	6.56%		5.34%
Lipper Quartile - Class S Shares	–	3	rd	3	rd
Lipper Ranking - Class S Shares based on total returns for High Current Yield Funds	–	321/447		265/415

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

22 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund's yield before waivers may have been impacted by expense adjustments.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, without the effect of any fee and expense limitation or waivers.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date – August 1, 2005

Janus Adviser Series July 31, 2007 23

Janus Adviser High-Yield Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$978.40	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$974.70	$9.50
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$9.69
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$979.70	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$976.00	$8.23
Hypothetical (5% return before expenses)	$1,000.00	$1,016.46	$8.40
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$977.20	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15

*Expenses are equal to the annualized expense ratio of 1.21% for Class A Shares, 1.94% for Class C Shares, 0.95% for Class I Shares, 1.68% for Class R Shares and 1.43% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

24 Janus Adviser Series July 31, 2007

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Corporate Bonds - 85.2%
Advertising Services - 1.2%
	Advanstar Communications, Inc.:
$2,000	10.36%, bank loan, due 6/2/14‡	$1,860
4,000	7.61%, bank loan, due 11/28/14‡	3,900
	Penton Media, Inc.:
5,806	7.61%, bank loan, due 2/1/13‡	5,603
179	7.61%, bank loan, due 2/1/13‡	172
6,000	10.36%, bank loan, due 2/1/14‡	5,790
	R.H. Donnelley Corp.:
8,000	6.875%, senior unsecured notes due 1/15/13	7,200
13,000	6.875%, senior discount notes, due 1/15/13	11,701
8,000	6.875%, senior discount notes, due 1/15/13	7,200
		43,426
Aerospace and Defense - Equipment - 0.2%
7,000	DRS Technologies, Inc., 6.875% company guaranteed notes, due 11/1/13	6,720
Agricultural Chemicals - 0.3%
10,000	Mosaic Global Holdings, Inc., 7.625% senior notes, due 12/1/16 (144A)	10,050
Airlines - 0.4%
12,000	Continental Airlines, Inc., 8.75% unsubordinated notes, due 12/1/11	11,340
3,000	Delta Air Lines, Inc., 8.61% bank loan, due 4/30/14‡	2,876
		14,216
Apparel Manufacturers - 1.7%
35,000	Hanesbrands, Inc., 7.78406% company guaranteed notes, due 12/15/14	34,300
	Levi Strauss & Co.:
8,000	9.75%, senior unsubordinated notes due 1/15/15	8,080
8,000	8.875%, senior unsecured notes due 4/1/16	7,720
14,000	Quiksilver, Inc., 6.875% company guaranteed notes, due 4/15/15	12,390
		62,490
Athletic Equipment - 0.1%
5,000	Riddell Bell Holdings, Inc., 8.375% company guaranteed notes, due 10/1/12	4,700
Automotive - Cars and Light Trucks - 2.0%
	Ford Motor Co.:
5,985	8.36%, bank loan, due 12/16/13‡	5,620
21,000	7.45%, unsecured notes, due 7/16/31	16,170
7,000	4.25%, convertible senior note due 12/15/36	8,103
	General Motors Corp.:
27,000	7.125%, senior notes, due 7/15/13	22,949
3,980	7.735%, bank loan, due 11/29/13‡	3,796
17,000	8.375%, senior unsubordinated notes due 7/15/33	13,983
		70,621
Automotive - Truck Parts and Equipment - Original - 3.5%
17,000	Accuride Corp., 8.50%, company guaranteed notes, due 2/1/15	16,150
28,000	American Axle & Manufacturing, Inc. 7.875%, company guaranteed notes, due	25,200

Shares or Principal Amount		Value
Automotive - Truck Parts and Equipment - (continued)
$18,000	Lear Corp., 8.75% company guaranteed notes, due 12/1/16	$16,650
	TRW Automotive, Inc.:
6,000	7.00%, company guaranteed notes due 3/15/14 (144A)	5,610
18,000	7.25%, company guaranteed notes due 3/15/17 (144A)	16,650
53,000	Visteon Corp., 8.25% senior unsecured notes, due 8/1/10	46,905
		127,165
Building - Heavy Construction - 0.5%
19,000	Ahern Rentals, Inc., 9.25% secured notes, due 8/15/13	18,240
Building - Residential and Commercial - 0.5%
3,000	Beazer Homes USA, Inc., 8.625% company guaranteed notes, due 5/15/11	2,505
	K. Hovnanian Enterprises, Inc.:
6,000	6.50%, company guaranteed notes due 1/15/14	4,680
9,000	6.25%, company guaranteed notes due 1/15/15	7,020
3,000	7.50%, company guaranteed notes due 5/15/16	2,400
		16,605
Building and Construction Products - Miscellaneous - 0.5%
	Building Materials Corporation of America:
5,975	8.125%, bank loan, due 2/22/14‡	5,457
16,000	7.75%, company guaranteed notes due 8/1/14	14,240
		19,697
Cable Television - 1.3%
15,000	CCH I LLC, 11.00% secured notes, due 10/1/15	15,000
23,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12	22,425
6,000	CSC Holdings, Inc., 6.75% senior unsecured notes, due 4/15/12	5,445
4,000	Mediacom LLC/Mediacom Capital Corp. 9.50%, senior unsecured notes due 1/15/13	3,960
		46,830
Casino Hotels - 2.7%
	Green Valley Ranch Gaming:
3,694	7.36%, bank loan, due 2/16/14‡	3,562
150	7.36%, bank loan, due 2/16/14‡	145
10,000	8.61%, bank loan, due 8/16/14‡	9,325
	Majestic Star Casino LLC:
2,000	9.50%, company guaranteed notes due 10/15/10	2,020
20,000	9.75%, senior unsecured notes, due 1/15/11	18,800
4,000	Mandalay Resort Group, 10.25% senior unsecured notes, due 8/1/07	4,000
7,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	7,175
18,000	Seminole Hard Rock Entertainment 7.8475%, secured notes due 3/15/14 (144A)‡	17,640

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 25

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Casino Hotels - (continued)
$41,000	Trump Entertainment Resorts, Inc. 8.50%, secured notes, due 6/1/15	$34,543
		97,210
Casino Services - 0.8%
	Virgin River Casino Corp.:
22,000	9.00%, company guaranteed notes due 1/15/12‡	21,120
12,000	0%, senior subordinated notes due 1/15/13‡	9,060
		30,180
Cellular Telecommunications - 1.9%
	Centennial Communications Corp.:
5,000	10.00%, senior notes, due 1/1/13	5,225
7,000	10.125%, company guaranteed notes due 1/1/13	7,341
	Cricket Communications, Inc.:
19,000	9.375%, company guaranteed notes due 11/1/14	18,739
11,000	9.675%, company guaranteed notes due 11/1/14 (144A)	10,849
4,000	Dobson Cellular Systems, Inc. 9.875%, secured notes, due 11/1/12	4,275
	Dobson Communications Corp.:
6,000	9.61%, senior notes, due 10/15/12‡	6,060
8,000	8.875%, senior notes, due 10/1/13	8,510
8,000	Suncom Wireless Holdings, Inc. 8.50%, company guaranteed notes due 6/1/13	8,040
		69,039
Chemicals - Diversified - 1.9%
17,000	Georgia Gulf Corp., 9.50% company guaranteed notes, due 10/15/14	16,150
23,000	Ineos Group Holdings PLC, 8.50% company guaranteed notes, due 2/15/16	21,045
8,000	Innophos Holdings, Inc., 9.50% senior unsecured notes due 4/15/12 (144A)§	8,000
	Lyondell Chemical Co.:
6,000	8.00%, company guaranteed notes due 9/15/14	6,420
8,000	8.25%, company guaranteed notes due 9/15/16	8,760
8,000	6.875%, company guaranteed notes due 6/15/17	8,400
		68,775
Chemicals - Other - 0.3%
12,000	Innophos, Inc., 8.875% company guaranteed notes due 8/15/14‡	12,060
Chemicals - Specialty - 1.6%
9,000	Macdermid, Inc., 9.50% senior subordinated notes due 4/15/17 (144A)	8,190
	Momentive Performance:
19,000	9.75%, company guaranteed notes due 12/1/14 (144A)	18,240
26,000	11.50%, senior subordinated notes due 12/1/16 (144A)	24,635

Shares or Principal Amount		Value
Chemicals - Specialty - (continued)
$7,000	Nalco Co., 7.75% senior unsecured notes, due 11/15/11	$6,860
		57,925
Coal - 0.5%
2,000	Arch West Finance, 6.75% company guaranteed notes, due 7/1/13‡	1,820
14,000	Massey Energy Co., 6.875% company guaranteed notes, due 12/15/13	12,338
4,000	Peabody Energy Corp., 5.875% company guaranteed notes, due 4/15/16	3,600
		17,758
Commercial Services - Finance - 0.2%
7,000	Cardtronics, Inc., 9.25% senior subordinated notes due 8/15/13 (144A)§	6,720
Computer Services - 0.6%
	SunGard Data Systems, Inc.:
3,000	9.125%, company guaranteed notes due 8/15/13	3,015
17,000	10.25%, company guaranteed notes due 8/15/15	17,000
		20,015
Consumer Products - Miscellaneous - 1.4%
7,000	Amscan Holdings, Inc., 8.75% senior subordinated notes, due 5/1/14	6,300
6,000	Central Garden & Pet Co., 9.125% company guaranteed notes, due 2/1/13	5,835
16,000	Jarden Corp., 7.50% company guaranteed notes, due 5/1/17	14,400
26,000	Visant Holding Corp., 8.75% senior notes, due 12/1/13	25,740
		52,275
Containers - Metal and Glass - 1.0%
8,000	Greif, Inc, 6.75% senior unsecured notes, due 2/1/17	7,620
	Owens-Brockway Glass Container, Inc.:
12,000	8.875%, company guaranteed notes due 2/15/09	12,150
5,000	8.25%, company guaranteed notes due 5/15/13	5,025
6,000	6.75%, company guaranteed notes due 12/1/14	5,520
5,000	Owens-Illinois, Inc., 7.80% debentures, due 5/15/18	4,675
		34,990
Containers - Paper and Plastic - 2.5%
23,000	Berry Plastics Holdings Corp., 10.25% company guaranteed notes, due 3/1/16	21,735
	Graham Packaging Co.:
10,000	8.50%, company guaranteed notes due 10/15/12	9,350
18,000	9.875%, company guaranteed notes due 10/15/14	16,920
30,000	Smurfit-Stone Container Enterprises Inc. 7.375%, company guaranteed notes due 7/15/14	27,450
16,000	Stone Container, 8.00% senior unsecured notes, due 3/15/17	14,960
		90,415

See Notes to Schedules of Investments and Financial Statements.
26 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Cosmetics and Toiletries - 0.4%
$14,000	Chattem, Inc., 7.00% senior subordinated notes, due 3/1/14	$13,160
Decision Support Software - 0.1%
2,000	PGS Solutions, Inc., 9.625% senior subordinated notes due 2/15/15 (144A)	1,890
Direct Marketing - 0.7%
18,000	Affinion Group, Inc., 11.50% company guaranteed notes, due 10/15/15	18,090
7,000	Visant Corp., 7.625% company guaranteed notes, due 10/1/12	6,860
		24,950
Distribution/Wholesale - 0.3%
11,000	Nebraska Book Company, Inc., 8.625% company guaranteed notes, due 3/15/12	10,670
Diversified Operations - 2.2%
5,000	Capmark Financial Group, 6.30% company guaranteed notes due 5/10/17 (144A)	4,429
	Harland Clarke Holdings Corp.:
17,000	9.50% senior notes, due 5/15/15 (144A)**	15,555
16,000	10.10625%, senior notes due 5/15/15 (144A)‡	14,800
6,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	5,910
9,000	Park-Ohio Industries, Inc., 8.375% company guaranteed notes, due 11/15/14	8,370
35,101	Travelport Holdings, Ltd., 12.36% bank loan, due 3/27/12‡	31,942
		81,006
Diversified Operations - Commercial Services - 1.5%
	Aramark Corp:
23,000	8.50%, senior notes, due 2/1/15 (144A)	21,678
34,000	8.86%, senior notes, due 2/1/15 (144A)‡	31,620
		53,298
Educational Software - 0.4%
13,947	Riverdeep Interactive Learning, 8.11% bank loan, due 12/20/13‡	13,599
Electric - Generation - 1.1%
	Edison Mission Energy:
9,000	7.00%, senior notes, due 5/15/17 (144A)	8,123
17,000	7.20%, senior notes, due 5/15/19 (144A)	15,172
12,000	7.625%, senior notes, due 5/15/27 (144A)	10,470
6,000	Tenaska Alabama II Partners, 7.00% secured notes, due 6/30/21 (144A)‡	6,202
		39,967
Electric - Integrated - 1.0%
16,000	CMS Energy Corp., 6.31% senior unsubordinated notes, due 1/15/13	15,640
5,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	4,862
	TXU Corp:
10,000	5.55%, senior unsecured notes due 11/15/14	8,067
10,000	6.55%, unsecured notes, due 11/15/34	7,689
		36,258

Shares or Principal Amount		Value
Electronic Components - Miscellaneous - 0.2%
	NXP Funding LLC:
$3,000	7.875%, secured notes, due 10/15/14	$2,775
6,000	9.50%, company guaranteed notes due 10/15/15	5,205
		7,980
Electronic Components - Semiconductors - 0.5%
17,000	National Semiconductor Corp. 5.61%, senior unsecured notes due 6/15/10	17,002
Finance - Auto Loans - 4.5%
	Ford Motor Credit Co.:
21,000	6.625%, senior unsecured notes due 6/16/08	20,862
28,000	7.375%, unsecured notes, due 10/28/09	27,031
16,000	9.75%, senior unsecured notes due 9/15/10‡	16,158
4,000	8.105%, senior unsecured notes due 1/13/12‡	3,819
19,000	9.81%, notes, due 4/15/12‡	19,654
3,000	7.80%, notes, 6/1/12	2,856
9,000	7.00%, notes, due 10/1/13	8,099
	General Motors Acceptance Corp.:
17,000	5.85%, senior unsubordinated notes due 1/14/09	16,432
27,000	7.75%, unsubordinated notes, due 1/19/10	26,301
10,000	7.25%, notes, due 3/2/11	9,476
7,000	6.625%, unsubordinated notes, due 5/15/12	6,404
6,000	6.75%, notes, due 12/1/14	5,393
		162,485
Finance - Other Services - 0.8%
	Pinnacle Foods Finance LLC:
15,000	8.11%, bank loan, due 4/2/14‡	14,163
17,000	10.625%, senior subordinated notes due 4/1/17	14,875
		29,038
Food - Diversified - 1.8%
18,000	Del Monte Corp., 6.75% company guaranteed notes, due 2/15/15	16,290
	Dole Food Company, Inc.:
17,000	8.625%, senior notes, due 5/1/09‡	16,405
36,000	8.75%, debentures, due 7/15/13‡	32,040
		64,735
Food - Meat Products - 0.6%
8,000	National Beef Packing Company LLC 10.50%, senior unsecured notes due 8/1/11‡	8,000
14,000	Pierre Foods, Inc., 9.875% senior subordinated notes, due 7/15/12	13,860
		21,860
Food - Retail - 0.2%
9,000	Stater Brothers Holdings, 7.75% senior notes, due 4/15/15 (144A)	8,370
Food - Wholesale/Distribution - 0.4%
16,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	15,280

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 27

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Gambling - Non-Hotel - 1.7%
$12,000	Jacobs Entertainment, Inc., 9.75% company guaranteed notes, due 6/15/14	$12,060
8,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	8,100
8,000	Pinnacle Entertainment, Inc., 8.25% company guaranteed notes, due 3/15/12	8,080
4,000	Pokagon Gaming Authority, 10.375% senior notes, due 6/15/14 (144A)	4,280
12,000	River Rock Entertainment Authority, 9.75% secured notes, due 11/1/11	12,600
19,000	Shingle Springs Tribal Gaming, 9.375% senior notes, due 6/15/15 (144A)	17,765
		62,885
Health Care Cost Containment - 0.3%
13,000	Concentra, Inc., 7.10% bank loan, due 6/25/15‡	12,350
Housewares - 0.2%
8,000	Libbey Glass, Inc., 12.34813% secured notes, due 6/1/11	8,640
Independent Power Producer - 1.8%
10,000	AES China Generating Company, Ltd. 8.25%, bonds, due 6/26/10	9,963
36,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 2/1/16	34,740
	Reliant Energy, Inc.:
11,000	7.625%, senior notes, due 6/15/14	10,505
12,000	7.875%, senior notes, due 6/15/17	11,400
		66,608
Machinery - Electrical - 0.1%
4,097	Baldor Electric Co., 7.125% bank loan, due 1/31/14‡	3,960
Medical - Hospitals - 2.4%
	HCA, Inc.:
7,960	7.61%, bank loan, due 11/18/13‡	7,572
7,000	6.50%, senior unsecured notes due 2/15/16	5,390
58,000	9.25%, secured notes, due 11/15/16 (144A)	57,565
	Tenet Healthcare Corp.:
7,000	9.875%, senior notes, due 7/1/14	6,230
4,000	9.25%, senior unsecured notes due 2/1/15‡	3,420
8,000	United Surgical Partners, 8.875% senior subordinated notes due 5/1/17 (144A)	7,520
		87,697
Medical - Outpatient and Home Medical Care - 0.6%
7,000	CRC Health Corp., 10.75% company guaranteed notes, due 2/1/16	7,455
	National Mentor Holdings, Inc.:
339	5.32%, bank loan, due 6/29/13‡	335
1,908	7.32%, bank loan, due 6/29/13‡	1,890
3,677	7.36%, bank loan, due 6/29/13‡	3,640
5,000	11.25%, company guaranteed notes due 7/1/14	5,275
4,000	Surgical Care Affiliates, 10.00%, senior subordinated notes, due 7/15/17 (144A)	3,800
		22,395

Shares or Principal Amount		Value
Medical Imaging Systems - 0%
$1,000	Carestream Health, Inc., 7.34% bank loan, due 10/30/13‡	$965
Metal - Diversified - 1.0%
	Freeport-McMoRan Copper & Gold, Inc.:
7,000	8.25%, senior unsecured notes due 4/1/15	7,333
13,000	8.56438%, senior unsecured notes due 4/1/15‡	13,390
14,000	8.375%, senior unsecured notes due 4/1/17	14,700
		35,423
Motion Pictures and Services - 0.2%
5,985	Metro-Goldwyn-Mayer, Inc., 8.61% bank loan, due 4/8/12‡	5,790
Multimedia - 0.6%
	LBI Media, Inc.:
12,000	10.125% company guaranteed notes due 7/15/12	12,600
11,000	8.50% senior subordinated notes due 8/1/17 (144A)	10,670
		23,270
Music - 0.9%
34,000	Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)§	32,640
Non-Hazardous Waste Disposal - 0.7%
	Allied Waste Industries, Inc.:
9,000	6.375%, secured notes, due 4/15/11	8,584
6,000	7.875%, senior notes, due 4/15/13	5,940
10,000	7.25%, company guaranteed notes due 3/15/15	9,650
		24,174
Office Automation and Equipment - 0.2%
7,000	Xerox Corp., 6.875% senior unsecured notes, due 8/15/11	7,266
Office Supplies and Forms - 1.0%
40,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	37,400
Oil - Field Services - 0.1%
4,000	Hornbeck Offshore Services, Inc., 6.125% company guaranteed notes, due 12/1/14	3,640
Oil Companies - Exploration and Production - 3.9%
38,000	Chaparral Energy, Inc., 8.875% senior notes, due 2/1/17 (144A)	34,579
17,000	Cimarex Energy Co., 7.125% company guaranteed notes, due 5/1/17	16,064
	Encore Acquisition Co.:
17,000	6.25%, company guaranteed notes due 4/15/14	14,790
9,000	7.25%, company guaranteed notes due 12/1/17	8,100
	Forest Oil Corp.:
11,000	8.00%, senior unsecured notes due 6/15/08	11,041
5,000	7.25%, senior notes, due 6/15/19 (144A)	4,663
13,000	Hilcorp Energy Finance, 7.75% senior unsecured notes, due 11/1/15 (144A)	12,155
4,000	Hilcorp Energy I, 9.00% senior notes, due 6/1/16 (144A)	3,980

See Notes to Schedules of Investments and Financial Statements.
28 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$11,000	Petrohawk Energy Corp., 9.125% company guaranteed notes, due 7/15/13	$11,330
17,000	Quicksilver Resources, Inc., 7.125% company guaranteed notes, due 4/1/16	15,768
	Sandridge Energy, Inc.:
1,000	8.985%, bank loan, due 4/1/14‡	970
1,000	8.625%, bank loan, due 4/1/15‡	970
	Venoco, Inc.:
5,000	9.36%, bank loan, due 9/20/11‡	4,825
3,000	8.75%, senior unsecured notes due 12/15/11	3,000
		142,235
Oil Field Machinery and Equipment - 0.2%
7,000	Dresser-Rand Group, Inc. 7.625%, company guaranteed notes due 11/1/14‡	6,720
Paper and Related Products - 1.8%
20,000	Boise Cascade LLC, 7.125% company guaranteed notes, due 10/15/14	18,401
	Georgia-Pacific Corp.:
541	7.11%, bank loan, due 12/20/12‡	510
911	7.11%, bank loan, due 12/20/12‡	860
1,082	7.11%, bank loan, due 12/20/12‡	1,021
8,653	7.11%, bank loan, due 12/20/12‡	8,167
17,000	7.125%, company guaranteed notes due 1/15/17 (144A)	15,640
12,000	NewPage Corp., 12.00% company guaranteed notes, due 5/1/13	12,495
	Verso Paper Holdings LLC:
4,000	9.11%, senior notes, due 8/1/14 (144A)‡	3,920
3,000	11.375%, company guaranteed notes due 8/1/16	3,060
		64,074
Physical Therapy and Rehabilitation Centers - 0.3%
11,000	HealthSouth Corp., 10.75% company guaranteed notes, due 6/15/16	11,110
Pipelines - 0.3%
11,000	Holly Energy Partners L.P., 6.25% company guaranteed notes, due 3/1/15	9,955
Poultry - 1.4%
	Pilgrims Pride Corp.:
8,000	7.625%, senior unsecured notes due 5/1/15	7,720
44,000	8.375%, senior subordinated notes due 5/1/17	41,800
		49,520
Private Corrections - 0.3%
	Corrections Corporation of America:
7,000	7.50%, senior notes, due 5/1/11	7,000
4,000	6.25%, company guaranteed notes due 3/15/13	3,770
		10,770
Publishing - Newspapers - 0.5%
19,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	18,715

Shares or Principal Amount		Value
Publishing - Periodicals - 1.6%
	CBD Media, Inc.:
$4,000	8.625%, company guaranteed notes due 6/1/11	$3,990
6,000	9.25%, senior notes, due 7/15/12	6,060
10,000	Medimedia USA, Inc. 11.375%, senior subordinated notes due 11/15/14 (144A)	10,500
	PRIMEDIA, Inc.:
10,000	10.735%, company guaranteed notes due 5/15/10‡	10,300
13,000	8.875%, company guaranteed notes due 5/15/11	13,374
13,000	8.00%, company guaranteed notes due 5/15/13‡	13,666
		57,890
Racetracks - 0.2%
6,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15	6,128
Real Estate Management/Services - 0.4%
16,000	Realogy Corp., 12.375%, senior subordinated notes, due 4/15/15 (144A)	13,400
Real Estate Operating/Development - 0.2%
8,000	Kimball Hill, Inc., 10.50% company guaranteed notes, due 12/15/12	6,480
Recycling - 0.4%
14,000	Aleris International, Inc., 10.00% senior subordinated notes due 12/15/16 (144A)§	12,530
REIT - Health Care - 0.3%
10,000	Senior Housing Properties Trust, 8.625% senior unsecured notes, due 1/15/12	10,450
REIT - Hotels - 0.3%
11,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15	10,285
Rental Auto/Equipment - 0.3%
12,000	Hertz Corp., 8.875% company guaranteed notes, due 1/1/14	12,000
Retail - Apparel and Shoe - 0.5%
6,000	Burlington Coat Factory, 0% bank loan, due 5/28/13‡	5,612
	Claire's Stores, Inc.:
9,000	8.11%, bank loan, due 5/29/14‡	8,145
6,000	9.25%, senior notes, due 6/1/15 (144A)	5,280
		19,037
Retail - Arts and Crafts - 0.2%
9,000	Michaels Stores, Inc. 11.375%, senior subordinated notes due 11/1/16 (144A)	8,685
Retail - Computer Equipment - 0.3%
10,000	GameStop Corp., 8.00% company guaranteed notes, due 10/1/12	10,113
Retail - Drug Store - 0.3%
10,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15	9,350

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 29

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Retail - Miscellaneous/Diversified - 0.4%
$5,000	Eye Care Centers of America, Inc., 10.75% company guaranteed notes, due 2/15/15	$5,475
	Harry & David Holdings, Inc.:
4,000	10.36%, company guaranteed notes due 3/1/12‡	3,800
7,000	9.00%, company guaranteed notes due 3/1/13	6,580
		15,855
Retail - Propane Distribution - 1.0%
19,000	Amerigas Partners L.P., 7.25% senior unsecured notes, due 5/20/15	17,765
	Ferrellgas Partners L.P.:
11,000	8.75%, senior notes, due 6/15/12	10,945
10,000	6.75%, senior unsecured notes due 5/1/14	9,125
		37,835
Retail - Restaurants - 1.1%
	Buffets, Inc.:
583	5.26%, bank loan, due 5/1/13‡	554
4,406	8.11%, bank loan, due 11/1/13‡	4,395
7,000	Denny's Holdings, Inc., 10.00% company guaranteed notes, due 10/1/12	7,105
15,000	Friendly Ice Cream Corp., 8.375% senior notes, due 6/15/12	15,844
5,000	Restaurant Co., 10.00% company guaranteed notes, due 10/1/13	4,350
10,000	VICORP Restaurants, Inc., 10.50% company guaranteed notes, due 4/15/11	7,700
		39,948
Retail - Vitamins/Nutritional Supplement - 0.7%
26,000	General Nutrition Center, 9.79625% senior notes, due 3/15/14 (144A)‡	24,180
Rubber - Tires - 0.2%
7,000	Goodyear Tire & Rubber Co., 9.00% senior notes, due 7/1/15	7,175
Satellite Telecommunications - 0.9%
	INTELSAT Bermuda, Ltd.:
4,000	8.50%, senior notes, due 1/15/13‡	3,980
11,000	7.855%, bank loan, due 2/1/14‡	10,624
2,000	9.25%, company guaranteed notes due 6/15/16	2,040
	INTELSAT Corporation:
4,000	9.00%, company guaranteed notes due 8/15/14	4,025
2,000	9.00%, company guaranteed notes due 6/15/16	2,005
8,000	INTELSAT Subsidiary Holding Company, Ltd., 8.625% company guaranteed notes due 1/15/15‡	8,020
		30,694
Schools - 0.4%
	Education Management LLC:
2,872	7.125%, bank loan, due 6/1/13‡	2,741
13,000	8.75%, company guaranteed notes due 6/1/14	12,935
		15,676

Shares or Principal Amount		Value
Seismic Data Collection - 0.2%
$7,000	Compagnie Generale de Geophysique-Veritas, 7.75% company guaranteed notes, due 5/15/17	$6,825
Semiconductor Equipment - 0.4%
14,000	Sensata Technologies B.V., 8.00% company guaranteed notes, due 5/1/14	12,880
Special Purpose Entity - 5.3%
20,000	Affinion Holding Co., 11.65963% bank loan, due 3/1/12‡	19,450
3,000	CHR Intermediate Holdings, 12.61% senior notes, due 6/1/13 (144A)‡	2,989
	CCM Merger, Inc.:
780	7.36%, bank loan, due 7/13/12‡	745
1,950	7.36%, bank loan, due 7/13/12‡	1,862
7,212	7.36%, bank loan, due 7/13/12‡	6,887
27,000	8.00%, notes, due 8/1/13 (144A)	26,595
	Hawker Beechcraft Acquisition Co.:
2,000	8.50%, senior notes, due 4/1/15 (144A)	2,000
2,000	9.75%, senior subordinated notes due 4/1/17 (144A)	1,980
	KAR Holdings, Inc.:
36,000	8.75%, senior notes, due 5/1/14 (144A)	32,399
36,000	10.00%, senior subordinated notes due 5/1/15 (144A)	31,680
14,000	NSG Holdings LLC, 7.75% secured notes, due 12/15/25 (144A)	13,790
30,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	27,375
3,592	Vanguard Health Holding Company II LLC 7.61%, bank loan, due 9/23/11‡	3,430
26,000	Wimar Opco LLC, 9.625% senior subordinated notes due 12/15/14 (144A)	21,840
		193,022
Steel Pipe and Tube - 0.5%
20,000	Mueller Water Products, Inc., 7.375% senior subordinated notes, due 6/1/17	18,700
Telecommunication Services - 0.4%
9,000	Eschelon Operating Co., 8.375% secured notes, due 3/15/10	8,696
4,000	Qwest Corp., 5.625% notes, due 11/15/08	3,965
		12,661
Telephone - Integrated - 0.8%
13,000	Cincinnati Bell, Inc., 8.375% company guaranteed notes, due 1/15/14	12,350
	Level 3 Financing, Inc.:
4,000	9.15%, senior notes, due 2/15/15 (144A)‡	3,780
11,000	8.75%, senior notes, due 2/15/17 (144A)	10,120
4,000	NTL Cable PLC, 9.125% company guaranteed notes, due 8/15/16	4,040
		30,290
Television - 0.2%
8,000	Univision Communications, Inc., 9.75% senior notes, due 3/15/15 (144A)	7,280

See Notes to Schedules of Investments and Financial Statements.
30 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Transportation - Marine - 0.9%
$3,000	H-Lines Finance Holding Corp., 0% senior unsecured notes, due 4/1/13‡	$2,978
12,000	Horizon Lines LLC, 9.00% company guaranteed notes, due 11/1/12	12,750
17,000	Ship Finance International, Ltd., 8.50% company guaranteed notes, due 12/15/13	17,297
		33,025
Transportation - Railroad - 0.6%
	Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.:
6,000	9.375%, senior notes, due 5/1/12	6,330
10,000	7.625%, senior notes, due 12/1/13 (144A)	10,000
5,000	Kansas City Southern de Mexico, 7.375% senior notes, due 6/1/14 (144A)	4,850
		21,180
Transportation - Truck - 0.7%
	Saint Acquisition Corp.:
14,140	7.10%, bank loan, due 5/6/14‡	12,596
7,000	13.10688%, secured notes, due 5/15/15 (144A)	4,970
9,000	12.50%, secured notes, due 5/15/17 (144A)	6,390
		23,956
Wire and Cable Products - 0.7%
10,000	Belden CDT, Inc. 7.00%, senior subordinated notes due 3/15/17 (144A)	9,450
17,000	General Cable Corp. 7.125%, company guaranteed notes due 4/1/17 (144A)	16,490
		25,940
Total Corporate Bonds (cost $3,241,621)		3,081,342
Preferred Stock - 0.5%
Automotive - Cars and Light Trucks - 0.4%
650	General Motors Corp., convertible, 6.25%	14,436
Containers - Metal and Glass - 0.1%
90	Owens-Illinois, Inc., convertible, 4.75%	4,100
Total Preferred Stock (cost $18,883)		18,536
Money Markets - 9.2%
223,099	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	223,099
109,112	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	109,112
Total Money Markets (cost $332,211)		332,211
Total Investments (total cost $3,592,715) – 94.9%		3,432,089
Cash, Receivables and Other Assets, net of Liabilities – 5.1%		184,688
Net Assets – 100%		$3,616,777

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$41,300	1.2%
Canada	27,450	0.8%
China	27,375	0.8%
Mexico	6,330	0.2%
Netherlands	20,860	0.6%
United Kingdom	25,085	0.7%
United States ††	3,283,689	95.7%
Total	$3,432,089	100.0%

††Includes Short-Term Securities (86.0% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 31

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson
co-portfolio manager
Craig Jacobson
co-portfolio manager

Average Annual Total Return
for the periods ended July 31, 2007

Class A Shares
Calendar Year-to-Date	2.81%
1 Year	4.95%
5 Year	2.20%
10 Year	3.00%
Since Inception*	3.25%
Class C Shares
Calendar Year-to-Date	2.82%
1 Year	4.95%
5 Year	2.45%
10 Year	3.02%
Since Inception*	3.21%
Class S Shares
Calendar Year-to-Date	2.67%
1 Year	4.69%
5 Year	2.23%
10 Year	3.22%
Since Inception*	3.37%

Seven-Day current Yield
Class A Shares
With Reimbursement	4.80%
Without Reimbursement	1.06%
Class C Shares
With Reimbursement	4.80%
Without Reimbursement	1.72%
Class S Shares
With Reimbursement	4.54%
Without Reimbursement	1.90%

Expense Ratios
for the fiscal year ended July 31, 2006

Class A Shares
Total Annual Fund Operating Expenses	2.41%
Net Annual Fund Operating Expenses	0.69%
Class C Shares
Total Annual Fund Operating Expenses	2.69%
Net Annual Fund Operating Expenses	0.64%
Class S Shares
Total Annual Fund Operating Expenses	2.44%
Net Annual Fund Operating Expenses	0.87%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For Class A Shares and Class C Shares, Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For Class S Shares, Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Class C Shares of the Fund to the level indicated in the prospectus until at least December 1, 2008.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Class C Shares are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

Class A Share commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of Janus Aspen Series.) The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Janus Adviser Money Market Fund.

See Notes to Schedules of Investments and Financial Statements.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date – May 1, 1995

32 Janus Adviser Series July 31, 2007

Janus Adviser Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,024.20	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period ( 2/1/07-7/31/07)*
Actual	$1,000.00	$1,024.20	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period ( 2/1/07-7/31/07)*
Actual	$1,000.00	$1,023.00	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

*Expenses are equal to the annualized expense ratio of 0.61% for Class A Shares, 0.61% for Class C Shares and 0.87% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of voluntary waivers by Janus Capital and contractual waivers by Janus Distributors LLC for Class C Shares.

Janus Adviser Series July 31, 2007 33

Janus Adviser Money Market Fund

Schedule of Investments

As of July 31, 2007

Principal Amount		Value
Commercial Paper - 45.9%
$350,000	Altius I Funding Corp. 5.27%, 8/9/07 (Section 4(2))	$349,590
340,000	Aquinas Funding LLC 5.30%, 8/28/07 (Section 4(2))	338,649
340,000	Bavaria TRR Corp. 5.30%, 8/6/07 (Section 4(2))	339,750
340,000	BTM Capital Corp. 5.275%, 8/21/07 (Section 4(2))	339,004
340,000	Check Point Charlie, Inc. 5.28%, 10/24/07 (Section 4(2))	335,811
350,000	Davis Square Funding V Corp. 5.33%, 8/1/07 (Section 4(2))	350,000
340,000	Gotham Funding Corp. 5.30%, 8/17/07 (Section 4(2))	339,199
340,000	Klio Funding Corp. 5.40%, 8/16/07 (144A)	339,235
340,000	Klio II Funding Corp. 5.27%, 8/29/07 (144A)	338,606
340,000	Klio III Funding Corp. 5.40%, 8/15/07 (144A)	339,286
340,000	La Fayette Asset Securitization LLC 5.35%, 8/3/07 (Section 4(2))	339,899
340,000	Morrigan TRR Funding LLC 5.34%, 8/14/07 (144A)	339,344
340,000	Scaldis Capital LLC 5.30%, 8/28/07 (Section 4(2))	338,649
340,000	Sedna Finance, Inc. 5.265%, 9/18/07 (144A)	337,613
340,000	Ticonderoga Funding, LLC 5.31%, 8/21/07 (Section 4(2))	338,997
340,000	Whistlejacket Capital, Ltd. 5.28%, 9/28/07 (144A)	337,108
Total Commercial Paper (cost $5,440,740)		5,440,740
Taxable Variable Rate Demand Notes - 30.2%
350,000	Advocare of South Carolina, Inc. 5.32%, 6/1/17	350,000
500,000	Arapahoe County, Colorado Industrial Development Revenue (Cottrell), Series B 5.44%, 10/1/19	500,000
310,000	Breckenridge Terrace LLC 5.37%, 5/1/39	310,000
100,000	Capel, Inc. 5.39%, 9/1/09	100,000
350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 5.37%, 7/1/35	350,000
190,000	Medical Properties, Inc. North Dakota, (Dakota Clinic Project) 5.35%, 12/22/24	190,000
210,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 5.44%, 9/1/14	210,000
880,000	New Jersey Economic Development Authority Revenue (Four Woodbury Project), Series B 5.66%, 5/1/31	880,000

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$35,000	Ohio State Higher Education Facilities Revenue (Columbus College Project), Series 2003A 5.40%, 9/1/07	$35,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue (Brightons Mark) 5.53%, 4/1/20	160,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 5.90%, 11/1/19	300,000
200,000	West Covina, California Public Financing Authority Tax Allocation Revenue 5.40%, 11/1/29	200,000
Total Taxable Variable Rate Demand Notes (cost $3,585,000)		3,585,000
U.S. Government Agency Notes - 8.4%
1,000,000	Fannie Mae 5.095%, 9/26/07 (cost $992,074)	992,074
Repurchase Agreement - 13.5%
1,600,000	Societe Generale, New York Branch, 5.33% dated 7/31/07, maturing 8/1/07 to be repurchased at $1,600,237 collateralized by $3,878,604 in U.S. Government Agencies 0% - 6.12%, 7/15/33 - 3/25/37 with a value of $1,632,000 (cost $1,600,000)	1,600,000
Total Investments (total cost $11,617,814) – 98.0%		11,617,814
Cash, Receivables and Other Assets, net of Liabilities – 2.0%		237,075
Net Assets – 100%		$11,854,889

See Notes to Schedules of Investments and Financial Statements.
34 Janus Adviser Series July 31, 2007

Statements of Assets and Liabilities

As of July 31, 2007 (all numbers in thousands except net asset value per share)	Janus Adviser Flexible Bond Fund	Janus Adviser Floating Rate High Income Fund	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Assets:
Investments at cost(1)	$53,309	$5,332	$3,592	$11,618
Investments at value(1)	$51,457	$4,001	$3,100	$10,018
Repurchase agreements	–	1,100	–	1,600
Affiliated money market investments	1,513	–	332	–
Cash	–	75	51	60
Receivables:
Investments sold	142	567	106	–
Fund shares sold	670	–	–	195
Interest	500	43	70	17
Non-interested Trustee deferred compensation	1	–	–	–
Due from adviser	–	13	12	12
Other assets	7	–	–	–
Total Assets	54,290	5,799	3,671	11,902
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	8,444	–	–	–
Investments purchased	–	550	16	–
Due to custodian	114	–	–	–
Fund shares repurchased	673	–	–	15
Dividends	11	–	4	–
Advisory fees	9	3	2	2
Transfer agent fees and expenses	2	1	1	1
Registration fees	7	–	6	5
Custodian fees	1	3	1	1
Professional fees	6	7	9	5
Administrative services fees - Class R Shares	–	–	–	–
Administrative services fees - Class S Shares	8	–	–	2
Distribution fees - Class A Shares	–	–	–	–
Distribution fees - Class C Shares	4	1	1	–
Distribution fees - Class R Shares	–	–	–	–
Distribution fees - Class S Shares	8	–	–	2
Legal fees	3	2	3	3
Printing expenses	3	2	3	3
System fees	4	4	4	4
Non-interested Trustees' fees and expenses	2	–	2	2
Non-interested Trustee deferred compensation fees	1	–	–	–
Accrued expenses	–	4	2	2
Forward currency contracts	1	–	–	–
Total Liabilities	9,301	577	54	47
Net Assets	$44,989	$5,222	$3,617	$11,855
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$46,591	$5,458	$3,775	$11,855
Undistributed net investment income/(loss)*	8	–	1	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,270)	(5)	2	–
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	(340)	(231)	(161)	–
Total Net Assets	$44,989	$5,222	$3,617	$11,855
Net Assets - Class A Shares(2)	$1,461	$1,219	$1,241	$148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	125	127	130	147
Net Asset Value Per Share	$11.68	$9.57	$9.56	$1.00
Maximum Offering Price Per Share	$12.26	$10.04	$10.04	N/A
Net Assets - Class C Shares(3)	$4,366	$1,253	$913	$221
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	375	131	96	221
Net Asset Value Per Share	$11.64	$9.57	$9.56	$1.00
Net Assets - Class I Shares(2)	$104	$1,493	$105	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9	156	11	N/A
Net Asset Value Per Share	$11.66	$9.57	$9.56	N/A
Net Assets - Class R Shares	$152	N/A	$677	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13	N/A	71	N/A
Net Asset Value Per Share	$11.67	N/A	$9.56	N/A
Net Assets - Class S Shares	$38,906	$1,257	$681	$11,486
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,334	131	71	11,486
Net Asset Value Per Share	$11.67	$9.57	$9.56	$1.00

*See Note 3 in Notes to Financial Statements.

  (1)  Investments at cost and value include $8,271,463 of securities loaned for Janus Adviser Flexible Bond Fund. (Note 1).

  (2)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (3)  Maximum offering price is computed at 100/95.25 of net asset value and is not applicable to Janus Adviser Money Market Fund.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 35

Statements of Operations

For the fiscal year or period ended July 31, 2007 (all numbers in thousands)	Janus Adviser Flexible Bond Fund	Janus Adviser Floating Rate High Income Fund(1)	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Investment Income:
Interest	$2,468	$94	$252	$601
Securities lending income	9	–	1	–
Dividends	36	–	1	–
Dividends from affiliates	35	25	10	–
Total Investment Income	2,548	119	264	601
Expenses:
Advisory fees	228	11	20	28
Transfer agent fees and expenses	11	1	8	6
Registration fees	66	90	67	43
Custodian fees	12	4	12	9
Professional fees	26	17	25	22
Non-interested Trustees' fees and expenses	8	–	10	7
Legal expense	7	2	8	8
Printing expense	25	2	24	25
System fees	19	7	18	18
Distribution fees - Class A Shares	4	1	2	1
Distribution fees - Class C Shares	42	4	8	3
Distribution fees - Class R Shares	–	N/A	3	N/A
Distribution fees - Class S Shares	100	1	2	26
Administrative services fees - Class R Shares	–	N/A	2	N/A
Administrative services fees - Class S Shares	100	1	2	26
Networking fees - Class A Shares	1	–	–	–
Networking fees - Class C Shares	1	–	–	–
Networking fees - Class I Shares	–	–	–	N/A
Other expenses	7	3	5	5
Non recurring costs (Note 2)	–	N/A	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	N/A	–	–
Total Expenses	657	144	216	227
Expense and Fee Offset	(2)	–	(1)	(1)
Net Expenses	655	144	215	226
Less: Excess Expense Reimbursement	(158)	(122)	(168)	(133)
Net Expenses after Expense Reimbursement	497	22	47	93
Net Investment Income/(Loss)	2,051	97	217	508
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(289)	(5)	36	–
Net realized gain/(loss) from futures contracts	(11)	–	–	–
Net realized gain/(loss) from short sales	1	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	478	(231)	(126)	–
Net Gain/(Loss) on Investments	179	(236)	(90)	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,230	$(139)	$127	$508

  (1)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Statement of Operations includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

See Notes to Financial Statements.
36 Janus Adviser Series July 31, 2007

Statements of Changes in Net Assets

For each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund		Janus Adviser Floating Rate High Income Fund	Janus Adviser High-Yield Fund		Janus Adviser Money Market Fund
(all numbers in thousands)	2007	2006	2007(1)	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$2,051	$1,988	$97	$217	$156	$508	$340
Net realized gain/(loss) from investment and foreign currency transactions	(289)	(808)	(5)	36	(34)	–	–
Net realized gain/(loss) from futures contracts	(11)	8	–	–	–	–	–
Net realized gain/(loss) from short sales	1	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	478	(802)	(231)	(126)	(35)	–	–
Payment from affiliate (Note 2)	–	5	–	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,230	391	(139)	127	87	508	340
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(67)	(12)	(25)	(65)	(45)	(13)	(1)
Class C Shares	(168)	(172)	(22)	(51)	(35)	(17)	(3)
Class I Shares	(5)	–	(29)	(7)	–	N/A	N/A
Class R Shares	(4)	–	N/A	(46)	(37)	N/A	N/A
Class S Shares	(1,822)	(1,898)	(24)	(48)	(39)	(478)	(336)
Net realized gain from investment transactions*
Class A Shares	–	–	–	–	–	–	–
Class C Shares	–	(39)	–	–	–	–	–
Class I Shares	–	–	–	–	–	N/A	N/A
Class R Shares	–	–	N/A	–	–	N/A	N/A
Class S Shares	–	(389)	–	–	–	–	–
Net Decrease from Dividends and Distributions	(2,066)	(2,510)	(100)	(217)	(156)	(508)	(340)
Capital Share Transactions:
Shares sold
Class A Shares	1,230	1,051	1,250	517	818	333	195
Class C Shares	1,788	617	1,288	230	646	501	267
Class I Shares	90	10	1,532	91	10	N/A	N/A
Class R Shares	139	–	N/A	–	625	N/A	N/A
Class S Shares	12,731	9,599	1,290	2	655	9,943	7,979
Redemption Fees
Class I Shares	N/A	N/A	N/A	–	–	N/A	N/A
Class R Shares	N/A	N/A	N/A	–	–	N/A	N/A
Class S Shares	N/A	N/A	N/A	–	–	N/A	N/A
Reinvested dividends and distributions
Class A Shares	41	11	25	49	40	12	1
Class C Shares	112	143	22	45	35	15	3
Class I Shares	5	–	30	7	–	N/A	N/A
Class R Shares	4	–	N/A	46	37	N/A	N/A
Class S Shares	1,801	2,264	24	48	39	478	333
Shares repurchased
Class A Shares	(788)	(147)	–	(132)	–	(393)	(10)
Class C Shares	(2,000)	(1,693)	–	–	–	(526)	(49)
Class I Shares	–	–	–	–	–	N/A	N/A
Class R Shares	–	–	N/A	–	–	N/A	N/A
Class S Shares	(16,931)	(21,481)	–	(1)	(31)	(8,813)	(8,516)
Net Increase/(Decrease) from Capital Share Transactions	(1,778)	(9,626)	5,461	902	2,874	1,550	203
Net Increase/(Decrease) in Net Assets	(1,614)	(11,745)	5,222	812	2,805	1,550	203
Net Assets:
Beginning of period	46,603	58,348	–	2,805	–	10,305	10,102
End of period	$44,989	$46,603	$5,222	$3,617	$2,805	$11,855	$10,305
Undistributed net investment income/(loss)*	$8	$4	$–	$1	$–	$–	$–

*See Note 3 in Notes to Financial Statements.

  (1)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Statement of Changes includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 37

Financial Highlights – Class A Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund
	2007		2006		2005(1)
Net Asset Value, Beginning of Period	$11.64		$12.12		$12.53
Income from Investment Operations:
Net investment income/(loss)	.57		.52		.43
Net gain/(loss) on securities (both realized and unrealized)	.03		(.38)		(.24)
Total from Investment Operations	.60		.14		.19
Less Distributions and Other:
Dividends from net investment income*	(.56)		(.52)		(.44)
Distributions from net realized gains*	–		(.10)		(.16)
Payment from affiliate	–		–	(2)	–	(2)
Total Distributions and Other	(.56)		(.62)		(.60)
Net Asset Value, End of Period	$11.68		$11.64		$12.12
Total Return**	5.24%		1.16	%(3)	1.90	%(4)
Net Assets, End of Period (in thousands)	$1,461		$984		$76
Average Net Assets for the Period (in thousands)	$1,407		$265		$27
Ratio of Gross Expenses to Average Net Assets***(5)	0.80%		0.81%		0.81%
Ratio of Net Expenses to Average Net Assets***(5)	0.80%		0.80%		0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.79%		4.39%		3.93%
Portfolio Turnover Rate***	147	%(6)	140	%(6)	186	%(6)
For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Floating Rate High Income Fund		Janus Adviser High-Yield Fund
	2007(7)		2007		2006
Net Asset Value, Beginning of Period	$10.00		$9.74		$10.00
Income from Investment Operations:
Net investment income/(loss)	.20		.72		.62
Net gain/(loss) on securities (both realized and unrealized)	(.44)		(.18)		(.26)
Total from Investment Operations	(.24)		.54		.36
Less Distributions:
Dividends from net investment income*	(.19)		(.72)		(.62)
Distributions from net realized gains*	–		–		–
Total Distributions	(.19)		(.72)		(.62)
Net Asset Value, End of Period	$9.57		$9.56		$9.74
Total Return**	(2.41	)%(8)	5.49%		3.71%
Net Assets, End of Period (in thousands)	$1,219		$1,241		$841
Average Net Assets for the Period (in thousands)	$1,252		$902		$708
Ratio of Gross Expenses to Average Net Assets***(5)	1.15%		1.19%		1.27%
Ratio of Net Expenses to Average Net Assets***(5)	1.15%		1.15%		1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.78%		7.22%		6.39%
Portfolio Turnover Rate***	349%		117%		162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% in 2007, 142% in 2006 and 195% in 2005.

(7)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

(8)  One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.44)%.

See Notes to Financial Statements.
38 Janus Adviser Series July 31, 2007

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Money Market Fund
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.05	.04	.02
Net gain/(loss) on securities (both realized and unrealized)	–	–	–
Total from Investment Operations	.05	.04	.02
Less Distributions:
Dividends from net investment income*	(.05)	(.04)	(.02)
Distributions from net realized gains*	–	–	–
Total Distributions	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	4.95%	4.06%	1.78%
Net Assets, End of Period (in thousands)	$148	$196	$10
Average Net Assets for the Period (in thousands)	$258	$22	$11
Ratio of Gross Expenses to Average Net Assets***(2)	0.61%	0.69%	0.62%
Ratio of Net Expenses to Average Net Assets***(2)	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.84%	4.53%	2.15%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 39

Financial Highlights – Class C Shares

For a share outstanding during each fiscal year	Janus Adviser Flexible Bond Fund
or period ended July 31	2007		2006		2005		2004	2003(1)
Net Asset Value, Beginning of Period	$11.60		$12.08		$12.30		$12.41	$12.38
Income from Investment Operations:
Net investment income/(loss)	.48		.43		.39		.47	.34
Net gain/(loss) on securities (both realized and unrealized)	.03		(.38)		(.01)		.02	.02
Total from Investment Operations	.51		.05		.38		.49	.36
Less Distributions and Other:
Dividends from net investment income*	(.47)		(.43)		(.44)		(.42)	(.33)
Distributions from net realized gains*	–		(.10)		(.16)		(.18)	–
Payment from affiliate	–		–	(2)	–	(2)	–	–
Total Distributions and Other	(.47)		(.53)		(.60)		(.60)	(.33)
Net Asset Value, End of Period	$11.64		$11.60		$12.08		$12.30	$12.41
Total Return**	4.45%		0.42	%(3)	3.37	%(4)	3.91%	2.92%
Net Assets, End of Period (in thousands)	$4,366		$4,433		$5,561		$9,798	$20,294
Average Net Assets for the Period (in thousands)	$4,168		$4,744		$7,787		$14,662	$10,230
Ratio of Gross Expenses to Average Net Assets***(5)	1.55%		1.55%		1.55%		1.69%	1.71%
Ratio of Net Expenses to Average Net Assets***(5)	1.55%		1.55%		1.55%		1.69%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.02%		3.44%		3.20%		3.29%	3.05%
Portfolio Turnover Rate***	147	%(6)	140	%(6)	186	%(6)	160%	168%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Floating Rate High Income Fund		Janus Adviser High-Yield Fund
	2007(7)		2007	2006
Net Asset Value, Beginning of Period	$10.00		$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.17		.65	.54
Net gain/(loss) on securities (both realized and unrealized)	(.43)		(.17)	(.27)
Total from Investment Operations	(.26)		.48	.27
Less Distributions:
Dividends from net investment income*	(.17)		(.65)	(.54)
Distributions from net realized gains*	–		–	–
Total Distributions	(.17)		(.65)	(.54)
Net Asset Value, End of Period	$9.57		$9.56	$9.73
Total Return**	(2.65	)%(8)	4.80%	2.85%
Net Assets, End of Period (in thousands)	$1,253		$913	$664
Average Net Assets for the Period (in thousands)	$1,264		$790	$626
Ratio of Gross Expenses to Average Net Assets***(5)	1.90%		1.94%	2.02%
Ratio of Net Expenses to Average Net Assets***(5)	1.90%		1.90%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.04%		6.48%	5.58%
Portfolio Turnover Rate***	349%		117%	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% in 2007, 142% in 2006 and 195% in 2005.

(7)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

(8)  One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.62)%.

See Notes to Financial Statements.
40 Janus Adviser Series July 31, 2007

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Money Market Fund
	2007	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.05	.04	.02	.01	.01
Net gain/(loss) on securities (both realized and unrealized)	–	–	–	–	–
Total from Investment Operations	.05	.04	.02	.01	.01
Less Distributions:
Dividends from net investment income*	(.05)	(.04)	(.02)	(.01)	(.01)
Distributions from net realized gains*	–	–	–	–	–
Total Distributions	(.05)	(.04)	(.02)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	4.95%	4.06%	1.95%	0.62%	0.70%
Net Assets, End of Period (in thousands)	$221	$231	$10	$37	$173
Average Net Assets for the Period (in thousands)	$344	$57	$26	$67	$464
Ratio of Gross Expenses to Average Net Assets***(2)	0.61%	0.64%	0.61%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets***(2)	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.84%	4.57%	1.72%	0.59%	0.84%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 41

Financial Highlights – Class I Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund				Janus Adviser Floating Rate High Income Fund		Janus Adviser High-Yield Fund
	2007		2006(1)		2007(2)		2007	2006(1)
Net Asset Value, Beginning of Period	$11.63		$11.99		$10.00		$9.73	$9.72
Income from Investment Operations:
Net investment income/(loss)	.62		.37		.20		.76	.46
Net gain/(loss) on securities (both realized and unrealized)	.01		(.24)		(.43)		(.18)	.01
Total from Investment Operations	.63		.13		(.23)		.58	.47
Less Distributions:
Dividends from net investment income*	(.60)		(.39)		(.20)		(.75)	(.46)
Distributions from net realized gains*	–		(.10)		–		–	–
Redemption fees	N/A		N/A		–		–	–
Total Distributions	(.60)		(.49)		(.20)		(.75)	(.46)
Net Asset Value, End of Period	$11.66		$11.63		$9.57		$9.56	$9.73
Total Return**	5.48%		1.11%		(2.33	)%(3)	5.86%	4.92%
Net Assets, End of Period (in thousands)	$104		$10		$1,493		$105	$10
Average Net Assets for the Period (in thousands)	$91		$10		$1,423		$95	$10
Ratio of Gross Expenses to Average Net Assets***(4)	0.55%		0.52%		0.91%		0.94%	1.03%
Ratio of Net Expenses to Average Net Assets***(4)	0.55%		0.52%		0.90%		0.91%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.06%		4.52%		6.09%		7.54%	6.93%
Portfolio Turnover Rate***	147	%(5)	140	%(5)	349%		117%	162%

  *  See Note 3 in Notes to Financial Statements.

  **  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

(3)  One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.38)%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% in 2007 and 142% in 2006.

See Notes to Financial Statements.
42 Janus Adviser Series July 31, 2007

Financial Highlights – Class R Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund						Janus Adviser High-Yield Fund
	2007		2006		2005(1)		2007	2006
Net Asset Value, Beginning of Period	$11.63		$12.12		$12.53		$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.58		.45		.33		.68	.57
Net gain/(loss) on securities (both realized and unrealized)	(.03)		(.38)		(.19)		(.18)	(.27)
Total from Investment Operations	.55		.07		.14		.50	.30
Less Distributions and Other:
Dividends from net investment income*	(.51)		(.46)		(.39)		(.67)	(.57)
Distributions from net realized gains*	–		(.10)		(.16)		–	–
Redemption fees	N/A		N/A		N/A		–	–
Payment from affiliate	–		–	(2)	–	(2)	–	–
Total Distributions and Other	(.51)		(.56)		(.55)		(.67)	(.57)
Net Asset Value, End of Period	$11.67		$11.63		$12.12		$9.56	$9.73
Total Return**	4.73%		0.63	%(3)	1.47	%(4)	5.07%	3.10%
Net Assets, End of Period (in thousands)	$152		$10		$10		$677	$644
Average Net Assets for the Period (in thousands)	$95		$10		$10		$685	$626
Ratio of Gross Expenses to Average Net Assets***(5)	1.31%		1.31%		1.30%		1.68%	1.77%
Ratio of Net Expenses to Average Net Assets***(5)	1.30%		1.30%		1.29%		1.65%	1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.30%		3.70%		3.42%		6.73%	5.83%
Portfolio Turnover Rate***	147	%(6)	140	%(6)	186	%(6)	117%	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% for 2007, 142% for 2006 and 195% for 2005.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 43

Financial Highlights – Class S Shares

For a share outstanding during each fiscal year ended July 31	Janus Adviser Flexible Bond Fund
	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Period	$11.63		$12.12		$12.34		$12.45	$11.97
Income from Investment Operations:
Net investment income/(loss)	.54		.48		.44		.53	.47
Net gain/(loss) on securities (both realized and unrealized)	.04		(.38)		–		.02	.47
Total from Investment Operations	.58		.10		.44		.55	.94
Less Distributions and Other:
Dividends from net investment income*	(.54)		(.49)		(.50)		(.48)	(.46)
Distributions from net realized gains*	–		(.10)		(.16)		(.18)	–
Payment from affiliate	–		–	(1)	–	(1)	–	–
Total Distributions and Other	(.54)		(.59)		(.66)		(.66)	(.46)
Net Asset Value, End of Period	$11.67		$11.63		$12.12		$12.34	$12.45
Total Return	5.01%		0.86	%(2)	3.88	%(3)	4.43%	7.94%
Net Assets, End of Period (in thousands)	$38,906		$41,166		$52,701		$70,306	$101,137
Average Net Assets for the Period (in thousands)	$39,901		$45,954		$60,793		$86,194	$79,345
Ratio of Gross Expenses to Average Net Assets(4)	1.05%		1.05%		1.05%		1.19%	1.21%
Ratio of Net Expenses to Average Net Assets(4)	1.05%		1.05%		1.05%		1.19%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.53%		3.94%		3.71%		3.80%	3.68%
Portfolio Turnover Rate	147	%(5)	140	%(5)	186	%(5)	160%	168%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Floating Rate High Income Fund		Janus Adviser High-Yield Fund
	2007(6)		2007	2006
Net Asset Value, Beginning of Period	$10.00		$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.19		.70	.59
Net gain/(loss) on securities (both realized and unrealized)	(.43)		(.17)	(.27)
Total from Investment Operations	(.24)		.53	.32
Less Distributions:
Dividends from net investment income*	(.19)		(.70)	(.59)
Distributions from net realized gains*	–		–	–
Redemption fees	N/A		–	–
Total Distributions	(.19)		(.70)	(.59)
Net Asset Value, End of Period	$9.57		$9.56	$9.73
Total Return**	(2.49	)%(7)	5.33%	3.34%
Net Assets, End of Period (in thousands)	$1,257		$681	$646
Average Net Assets for the Period (in thousands)	$1,258		$688	$641
Ratio of Gross Expenses to Average Net Assets***(4)	1.40%		1.43%	1.52%
Ratio of Net Expenses to Average Net Assets***(4)	1.40%		1.40%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.54%		6.98%	6.07%
Portfolio Turnover Rate***	349%		117%	162%

 *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% for 2007, 142% for 2006 and 195% in 2005.

(6)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

(7)  One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.50)%.

See Notes to Financial Statements.
44 Janus Adviser Series July 31, 2007

Financial Highlights – Class S Shares (continued)

For a share outstanding during each fiscal year ended July 31	Janus Adviser Money Market Fund
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.05	.04	.02	–	.01
Net gain/(loss) on securities	–	–	–	–	–
Total from Investment Operations	.05	.04	.02	–	.01
Less Distributions:
Dividends from net investment income*	(.05)	(.04)	(.02)	–	(.01)
Distributions from net realized gains*	–	–	–	–	–
Total Distributions	(.05)	(.04)	(0.02)	–	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	4.69%	3.79%	1.70%	0.37%	0.68%
Net Assets, End of Period (in thousands)	$11,486	$9,878	$10,082	$16,523	$20,384
Average Net Assets for the Period (in thousands)	$10,431	$9,044	$13,962	$17,671	$23,394
Ratio of Gross Expenses to Average Net Assets(1)	0.87%	0.87%	0.86%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets(1)	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.59%	3.72%	1.64%	0.37%	0.68%

*  See Note 3 in Notes to Financial Statements.

(1)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 45

Notes to Schedules of Investments

Credit Suisse First Boston (CSFB) Leveraged Loan Index	The CSFB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.

Lehman Brothers High-Yield Bond Index	The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  #  Loaned security; a portion or all of the security is on loan at July 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§ Schedule of Restricted and Illiquid Securities (as of July 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Adviser Flexible Bond Fund
Sabine Pass LNG L.P., 7.50% secured notes, due 11/30/16 (144A)	11/1/06	$100,000	$95,000	0.2%
Source Gas LLC, 5.90% senior notes, due 4/1/17 (144A)	2/21/07	89,717	87,064	0.2%
		$189,717	$182,064	0.4%
Janus Adviser High-Yield Fund
Aleris International, Inc., 10.00% senior subordinated notes, due 12/15/16 (144A)	5/14/07-7/16/07	$14,275	$12,530	0.3%
Cardtronics, Inc., 9.25% senior subordinated notes, due 8/15/13 (144A)	7/17/07	6,790	6,720	0.2%
Innophos Holdings, Inc., 9.50% senior unsecured notes, due 4/15/12 (144A)	4/11/07	8,000	8,000	0.2%
Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)	9/13/06 - 7/17/07	33,608	32,640	0.9%
		$62,673	$59,890	1.6%

The Funds have registration rights for certain restricted securities held as of July 31, 2007. The issuer incurs all registration costs.

46 Janus Adviser Series July 31, 2007

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of July 31, 2007 are noted below.

Fund	Aggregate Value
Bond
Janus Adviser Flexible Bond Fund	$194,526
Janus Adviser High-Yield Fund	9,150

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of July 31, 2007.

Janus Adviser Money Market Fund may hold securities with stated maturities of greater than 397 days when those securities have features that allow the Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Janus Adviser Series July 31, 2007 47

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund (collectively the "Bond Funds") and Janus Adviser Money Market Fund (the "Money Market Fund") are series funds. The Bond Funds and the Money Market Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-six funds, which include multiple series of shares with differing investment objectives and policies.

Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High-Income Fund and Janus Adviser High-Yield Fund invest primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. The Bond Funds are classified as diversified as defined in the 1940 Act.

On April 2, 2007, Janus Capital seeded each class of Janus Adviser Floating Rate High Income Fund with $1,250,000. During the period April 2, 2007 ("commencement of investments") through May 2, 2007 ("effective date"), the Fund was unavailable for purchase to shareholders. Janus Adviser Floating Rate High Income Fund purchased and sold investment securities during this period which were valued on a daily basis in accordance with investment valuation policies. The financial data during this period reflects this investment activity, as well as associated expenses.

Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund currently offer five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Floating Rate High Income Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares, and Class S Shares. Janus Adviser Money Market Fund currently offers three classes of shares: Class A Shares, Class C Shares, and Class S Shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may offer only one class of shares.

Effective September 30, 2002 the initial class of shares was designated as Class I Shares and a second class of shares, Class C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be

48 Janus Adviser Series July 31, 2007

valued at amortized cost, which approximates market value. Investments held by Janus Adviser Money Market Fund are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date, and may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Fund's lending agent for the period August 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Funds.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2007, the following Fund had securities on loan valued as indicated:

Fund	Value at July 31, 2007
Bond
Janus Adviser Flexible Bond Fund	$8,271,463

Janus Adviser Series July 31, 2007 49

Notes to Financial Statements (continued)

As of July 31, 2007, the following Fund received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at July 31, 2007
Bond
Janus Adviser Flexible Bond Fund	$8,443,613

As of July 31, 2007, all cash collateral received by the Fund was invested in the Allianz Dresdner Daily Asset Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the fiscal year ended July 31, 2007, there were no such securities lending agreements for Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended July 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. At July 31, 2007, the only Bond Fund invested in forward currency contracts was Janus Adviser Flexible Bond Fund.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. As of July 31, 2007, the Funds were not engaged in short sales.

Floating Rate Loans

The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates tied to a benchmark lending rate such as the London Inter-Bank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets (the CD Rate). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies ("borrowers") in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower's capital structure. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled

50 Janus Adviser Series July 31, 2007

or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Mortgage Dollar Rolls

The Bond Funds may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding for Janus Adviser Flexible Bond Fund during the fiscal year ended July 31, 2007 was $34,869. The Bond Funds were not invested in mortgage dollar rolls as of July 31, 2007.

Securities Traded on a To-Be-Announced Basis

The Bond Funds may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. As of July 31, 2007, the Bond Funds were not invested in TBA securities.

Bank Loans

The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year or period ended July 31, 2007 are noted in the table below:

Fund	Average Monthly Value	Rates
Bond
Janus Adviser Flexible Bond Fund	$1,257,355	2.10%-9.75%
Janus Adviser Floating Rate High Income Fund	4,323,716	2.43%-28.50%
Janus Adviser High-Yield Fund	159,604	2.00%-12.36%

Futures Contracts

Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a

Janus Adviser Series July 31, 2007 51

Notes to Financial Statements (continued)

contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of July 31, 2007, the Funds were not invested in futures contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of July 31, 2007, the Funds were not invested in when-issued securities.

Initial Public Offerings

The Bond Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as its assets grow.

Additional Investment Risk

The Funds, particularly Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends are declared daily and distributed monthly for the Funds. The majority of dividends and net realized capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Bond Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

52 Janus Adviser Series July 31, 2007

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation was effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Funds' financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Bond
Janus Adviser Flexible Bond Fund	First $300 Million Over $300 Million	0.50 0.40
Janus Adviser Floating Rate High Income Fund	First $300 Million Over $300 Million	0.65 0.55
Janus Adviser High-Yield Fund	First $300 Million Over $300 Million	0.65 0.55
Money Market
Janus Adviser Money Market Fund	All Asset Levels	0.25

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference. Janus Distributors has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2008. The amounts waived for Janus Adviser Money Market Fund are included on the Statement of Operations as Excess Expense Reimbursement.

Janus Capital has agreed until at least December 1, 2008 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Janus Adviser Series July 31, 2007 53

Notes to Financial Statements (continued)

Fund	Expense Limit (%)
Bond
Janus Adviser Flexible Bond Fund	0.55
Janus Adviser Floating Rate High Income Fund	0.90
Janus Adviser High-Yield Fund	0.90
Money Market
Janus Adviser Money Market Fund	0.36	(1)

(1)  Waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Floating Rate High Income Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2010. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the period ended July 31, 2007, total reimbursement by Janus Capital was $121,985 for Janus Adviser Floating Rate High Income Fund. As of July 31, 2007, the recoupment that may be potentially made to Janus Capital is $121,985.

During the fiscal year ended July 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2006
Bond
Janus Adviser Flexible Bond Fund – Class A Shares	$4
Janus Adviser Flexible Bond Fund – Class C Shares	428
Janus Adviser Flexible Bond Fund – Class R Shares	–	(1)
Janus Adviser Flexible Bond Fund – Class S Shares	4,158

(1)  Amounts reimbursed were less than a dollar.

For the fiscal year ended July 31, 2007, Janus Capital assumed $35,302 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $56,262 was paid by the Trust during the fiscal year ended July 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustee deferred compensation," and a liability, "Non-interested Trustee deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year or period ended July 31, 2007 are included in "Non-interested Trustee fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2007.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2007, there were no redeeming shareholders of Class A Shares that paid the contingent deferred sales charges.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

54 Janus Adviser Series July 31, 2007

During the fiscal year ended July 31, 2007, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Bond
Janus Adviser Flexible Bond Fund	$510
Money Market
Janus Adviser Money Market Fund	307

Class A Shares include a 4.75% upfront sales charge of the offering price for the Bond Funds. Janus Adviser Money Market Fund does not have an upfront sales charge. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the fiscal year ended July 31, 2007, Janus Distributors retained the following upfront sales charges:

Fund (Class A Shares)	Upfront Sales Charge
Bond
Janus Adviser Flexible Bond Fund	$1,534
Janus Adviser High-Yield Fund	969

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser High Yield Fund and Class I Shares and Class S Shares of Janus Adviser Floating Rate High Income Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the following Fund for the fiscal year ended July 31, 2007 are indicated in the table below:

Fund (Class S Shares)	Redemption Fees
Bond
Janus Adviser High-Yield Fund	$26

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2007 as indicated in the table below.

Fund	Seed Capital at 7/31/2006	Purchases	Date of Purchases	Redemptions	Date of Redemptions	Seed Capital at 7/31/2007
Bond
Janus Adviser Flexible Bond Fund - Class I Shares	$10,000	$90,000	9/14/06	$–	–	$100,000
Janus Adviser Flexible Bond Fund - Class R Shares	10,000	90,000	9/14/06	–	–	100,000
Janus Adviser Floating Rate High Income Fund - Class A Shares	–	1,250,000	3/30/07	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund - Class C Shares	–	1,250,000	3/30/07	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund - Class I Shares	–	1,250,000	3/30/07	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund - Class S Shares	–	1,250,000	3/30/07	–	–	1,250,000
Janus Adviser High-Yield Fund - Class A Shares	625,000	–	–	(91,371)	9/14/06	533,629
Janus Adviser High-Yield Fund - Class C Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund - Class I Shares	10,000	90,000	9/14/06	–	–	100,000
Janus Adviser High-Yield Fund - Class R Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund - Class S Shares	625,000	–	–	–	–	625,000
Money Market
Janus Adviser Money Market Fund - Class A Shares	10,000			(10,000)	7/11/07	–
Janus Adviser Money Market Fund - Class C Shares	10,000			(10,000)	7/11/07	–

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Fund	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 7/31/07
Janus Government Money Market Fund
Janus Adviser Flexible Bond Fund	$63,719	$196,219	$15	$–
Janus Adviser Floating Rate High Income Fund	–	–	–	–
Janus Adviser High-Yield Fund	3,567	36,395	36	–
	$67,286	$232,614	$51	$–

Janus Adviser Series July 31, 2007 55

Notes to Financial Statements (continued)

Fund	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 7/31/07
Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser Flexible Bond Fund	$2,819,289	$2,819,289	$5,231	$–
Janus Adviser Floating Rate High Income Fund	–	–	–	–
Janus Adviser High-Yield Fund	248,177	139,065	2,308	109,112
	$3,067,466	$2,958,354	$7,539	$109,112
Janus Institutional Cash Reserves Fund
Janus Adviser Flexible Bond Fund	$5,922,848	$6,300,242	$5,141	$–
Janus Adviser Floating Rate High Income Fund	–	–	–	–
Janus Adviser High-Yield Fund	444,237	568,121	1,966	–
	$6,367,085	$6,868,363	$7,107	$–
Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser Flexible Bond Fund	$18,096,979	$16,583,979	$15,568	$1,513,000
Janus Adviser Floating Rate High Income Fund	5,782,148	5,782,148	25,394	–
Janus Adviser High-Yield Fund	1,362,034	1,138,935	2,075	223,099
	$25,241,161	$23,505,062	$43,037	$1,736,099
Janus Money Market Fund - Institutional Shares
Janus Adviser Flexible Bond Fund	$7,429,368	$8,111,474	$9,183	$–
Janus Adviser Floating Rate High Income Fund	–	–	–	–
Janus Adviser High-Yield Fund	715,459	781,747	3,546	–
	$8,144,827	$8,893,221	$12,729	$–

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Funds noted below have incurred "Post-October" losses during the period November 1, 2006 through July 31, 2007.

These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2008.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments and deferred directors fee compensation. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Bond
Janus Adviser Flexible Bond Fund	$8,096	$–	$(957,015)	$(246,007)	$(253)	$(407,315)
Janus Adviser Floating Rate High Income Fund(1)	–	–	–	(5,204)	(13)	(231,391)
Janus Adviser High-Yield Fund	897	6,041	–	–	(30)	(164,785)
Money Market
Janus Adviser Money Market Fund	–	–	–	–	–	–

(1)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2007 that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

56 Janus Adviser Series July 31, 2007

Capital Loss Carryover Expiration Schedule
for the fiscal year ended July 31, 2007

Fund	July 31, 2014	July 31, 2015	Accumulated Capital Losses
Bond
Janus Adviser Flexible Bond Fund	$(76,899)	$(880,116)	$(957,015)
Janus Adviser Floating Rate High Income Fund	–	–	–
Janus Adviser High-Yield Fund	–	–	–
Money Market
Janus Adviser Money Market Fund	–	–	–

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Bond
Janus Adviser Flexible Bond Fund	$53,377,385	$269,158	$(676,473)
Janus Adviser Floating Rate High Income Fund	5,332,019	–	(231,391)
Janus Adviser High-Yield Fund	3,596,874	17,748	(182,533)
Money Market
Janus Adviser Money Market Fund	11,617,814	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year or period ended July 31, 2007	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Bond
Janus Adviser Flexible Bond Fund	$2,060,016	$–	$–	$–
Janus Adviser Floating Rate High Income Fund(1)	99,263	–	–	–
Janus Adviser High Yield Fund	214,147	–	–	–
Money Market
Janus Adviser Money Market Fund	507,625	–	–	–

(1)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

For the fiscal year ended July 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Bond
Janus Adviser Flexible Bond Fund	$2,082,995	$428,220	$–	$–
Janus Adviser High-Yield Fund	155,198	–	–	–
Money Market
Janus Adviser Money Market Fund	339,388	–	–	–

Janus Adviser Series July 31, 2007 57

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares				Class C Shares						Class I Shares
Fund	2007(1)	2006(1)	2005(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003		2007(1)	2006(1)
Bond
Janus Adviser Flexible Bond Fund	1.19%	1.43%	1.02	%(2)	1.93%	1.88%	1.84%	1.80%	1.81	%(3)	0.90%	1.10	%(4)
Janus Adviser Floating Rate High Income Fund(5)	8.40%	N/A	N/A		9.10%	N/A	N/A	N/A	N/A		7.72%	N/A
Janus Adviser High-Yield Fund	6.49%	11.08%	N/A		7.22%	12.24%	N/A	N/A	N/A		6.17%	7.69	%(4)
Money Market
Janus Adviser Money Market Fund	1.94%	2.41%	1.59	%(2)	2.65%	3.44%	2.22%	1.82%	1.93	%(3)	N/A	N/A

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds, except Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund, and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from September 30, 2002 (inception date) through July 31, 2003.

  (4)  Period from November 28, 2005 (inception date of Class I Shares) through July 31, 2006.

  (5)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

58 Janus Adviser Series July 31, 2007

	Class R Shares				Class S Shares
Fund	2007(1)	2006(1)	2005(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003	2002
Bond
Janus Adviser Flexible Bond Fund	1.65%	1.75%	1.49	%(2)	1.40%	1.48%	1.24%	1.30%	1.33%	1.41%
Janus Adviser Floating Rate High Income Fund(5)	N/A	N/A	N/A		8.52%	N/A	N/A	N/A	N/A	N/A
Janus Adviser High-Yield Fund	6.99%	11.98%	N/A		6.74%	11.58%	N/A	N/A	N/A	N/A
Money Market
Janus Adviser Money Market Fund	N/A	N/A	N/A		2.04%	2.44%	1.79%	1.53%	1.35%	0.97%

Janus Adviser Series July 31, 2007 59

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund		Janus Adviser Floating Rate High Income Fund	Janus Adviser High-Yield Fund
(all numbers in thousands)	2007	2006	2007(1)	2007	2006
Transactions in Fund Shares - Class A Shares
Shares sold	104	90	125	52	82
Reinvested dividends and distributions	3	1	2	5	4
Shares repurchased	(67)	(12)	–	(13)	–
Net Increase/(Decrease) in Fund Shares	40	79	127	44	86
Shares Outstanding, Beginning of Period	85	6	–	86	–
Shares Outstanding, End of Period	125	85	127	130	86
Transactions in Fund Shares - Class C Shares
Shares sold	153	53	129	23	65
Reinvested dividends and distributions	10	12	2	5	3
Shares repurchased	(170)	(143)	–	–	–
Net Increase/(Decrease) in Fund Shares	(7)	(78)	131	28	68
Shares Outstanding, Beginning of Period	382	460	–	68	–
Shares Outstanding, End of Period	375	382	131	96	68
Transactions in Fund Shares - Class I Shares(2)
Shares sold	8	1	153	9	1
Reinvested dividends and distributions	–	–	3	1	–
Shares repurchased	–	–	–	–	–
Net Increase/(Decrease) in Fund Shares	8	1	156	10	1
Shares Outstanding, Beginning of Period	1	–	–	1	–
Shares Outstanding, End of Period	9	1	156	11	1
Transactions in Fund Shares - Class R Shares
Shares sold	12	–	N/A	–	62
Reinvested dividends and distributions	–	–	N/A	5	4
Shares repurchased	–	–	N/A	–	–
Net Increase/(Decrease) in Fund Shares	12	–	N/A	5	66
Shares Outstanding, Beginning of Period	1	1	N/A	66	–
Shares Outstanding, End of Period	13	1	N/A	71	66
Transactions in Fund Shares - Class S Shares
Shares sold	1,079	810	129	–	65
Reinvested dividends and distributions	153	191	2	5	4
Shares repurchased	(1,436)	(1,810)	–	–	(3)
Net Increase/(Decrease) in Fund Shares	(204)	(809)	131	5	66
Shares Outstanding, Beginning of Period	3,538	4,347	–	66	–
Shares Outstanding, End of Period	3,334	3,538	131	71	66

  (1)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

  (2)  Transactions in Fund Shares – Class I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

60 Janus Adviser Series July 31, 2007

For each fiscal year ended July 31	Janus Adviser Money Market Fund
(all numbers in thousands)	2007	2006
Transactions in Fund Shares - Class A Shares
Shares sold	332	195
Reinvested dividends and distributions	12	1
Shares repurchased	(393)	(10)
Net Increase/(Decrease) in Fund Shares	(49)	186
Shares Outstanding, Beginning of Period	196	10
Shares Outstanding, End of Period	147	196
Transactions in Fund Shares - Class C Shares
Shares sold	501	267
Reinvested dividends and distributions	15	3
Shares repurchased	(526)	(49)
Net Increase/(Decrease) in Fund Shares	(10)	221
Shares Outstanding, Beginning of Period	231	10
Shares Outstanding, End of Period	221	231
Transactions in Fund Shares - Class S Shares
Shares sold	9,943	7,979
Reinvested dividends and distributions	478	333
Shares repurchased	(8,813)	(8,516)
Net Increase/(Decrease) in Fund Shares	1,608	(204)
Shares Outstanding, Beginning of Period	9,878	10,082
Shares Outstanding, End of Period	11,486	9,878

Janus Adviser Series July 31, 2007 61

Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Bond
Janus Adviser Flexible Bond Fund	$16,836,646	$17,252,184	$48,420,611	$48,265,115
Janus Adviser Floating Rate High Income Fund(1)	8,417,404	4,071,028	–	–
Janus Adviser High-Yield Fund	4,019,722	3,432,874	19,930	19,875

(1)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar

62 Janus Adviser Series July 31, 2007

market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Adviser Series July 31, 2007 63

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund (four of the portfolios constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2007 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
September 14, 2007

64 Janus Adviser Series July 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

For Janus Adviser Floating Rate High Income Fund

The Trustees of Janus Adviser Series, more than eighty-five percent of whom ("Independent Trustees") have never been affiliated with the investment adviser of Janus Adviser Floating Rate High Income Fund (the "New Fund"), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of that agreement the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on March 16, 2007, approved the investment advisory agreement for the New Fund for an initial term through February 1, 2009.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

Nature, Extent and Quality of Services

The Trustees' analysis of the nature, extent, and quality of Janus Capital's proposed services to the New Fund took into account the investment objective and strategies of the New Fund and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed Janus Capital's resources and key personnel, especially those who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as selecting broker-dealers for executing portfolio transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed advisory agreement and that the New Fund was likely to benefit from services provided under its agreement with Janus Capital. They also concluded that the quality of Janus Capital's services to the other Funds for which Janus Capital serves as investment adviser has generally been good. In reaching their conclusions, the Trustees considered (i) information provided by Janus Capital for their consideration of the proposed agreement and in connection with the Trustees' consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds; and (ii) the key factors identified in materials previously provided by their independent counsel. They also concluded that Janus Capital's financial condition is sound.

Costs of Services Provided/Economies of Scale

The Trustees examined the fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to the portfolio managers and the competition for investment management talent, and they also considered the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into account the expense limitations agreed to by Janus Capital,

Janus Adviser Series July 31, 2007 65

Additional Information (unaudited) (continued)

was reasonably close to the median expense ratio of its peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients with similar investment strategies. The Trustees also concluded that, until there was significant growth in the New Fund's assets, it was premature to attempt to analyze potential future economies of scale.

Benefits Derived from the Relationship with the New Fund

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund's Class S Shares for its services to the New Fund. The Trustees also considered Janus Capital's use of commissions (to be paid by the New Fund on its portfolio brokerage transactions) to obtain research products and services benefiting the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreement and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital may potentially benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund or other Funds in the Janus complex, and that the New Fund may potentially benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements. They also concluded that success of the New Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the New Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Fund's agreement was in the best interests of the New Fund and its shareholders.

66 Janus Adviser Series July 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Distributors LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2006 or estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Adviser Series July 31, 2007 67

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management

68 Janus Adviser Series July 31, 2007

fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series July 31, 2007 69

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) and Vice President of Asian Cultural Council.	73		Director of F.B. Heron Foundation (a private grant-making foundation).

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

70 Janus Adviser Series July 31, 2007

Trustees (cont.)

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Adviser Series July 31, 2007 71

Trustees and Officers (unaudited) (continued)

Officers

Name, Address and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason Groom 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Adviser Floating Rate High Income Fund	5/07-Present	Fixed-Income Analyst for Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst for ING Investments (1998-2004).

Craig Jacobson 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Adviser Money Market Fund	4/07-Present	Research Analyst of Janus Capital and Portfolio Manager for other Janus Accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Adviser High-Yield Fund Executive Vice President and Co-Portfolio Manager Janus Adviser Flexible Bond Fund	6/05-Present 5/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital; and Analyst (2001-2003) for Janus Capital Corporation.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Adviser Money Market Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Adviser Flexible Bond Fund	5/07-Present	Vice President and Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB:1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006); and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

72 Janus Adviser Series July 31, 2007

Officers (cont.)

Name, Address and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Treasurer, and Principal Accounting Officer Chief Financial Officer	2/05-Present 3/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series July 31, 2007 73

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (8/07)

C-0807-1101  108-02-200 08-07

2007 Annual Report

Janus Adviser Series

Growth & Core

Janus Adviser Large Cap Growth Fund

Janus Adviser Forty Fund

Janus Adviser Orion Fund

Janus Adviser Mid Cap Growth Fund

Janus Adviser Small-Mid Growth Fund

Janus Adviser Growth and Income Fund

Janus Adviser Fundamental Equity Fund

Janus Adviser Contrarian Fund

Janus Adviser Balanced Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Growth & Core

Large Cap Growth Fund	2

Forty Fund	12

Orion Fund	19

Mid Cap Growth Fund	27

Small-Mid Growth Fund	36

Growth and Income Fund	45

Fundamental Equity Fund	54

Contrarian Fund	63

Balanced Fund	73

Statements of Assets and Liabilities	82

Statements of Operations	84

Statements of Changes in Net Assets	86

Financial Highlights	88

Notes to Schedules of Investments	102

Notes to Financial Statements	105

Report of Independent Registered Public Accounting Firm	125

Additional Information	126

Explanations of Charts, Tables and Financial Statements	127

Designation Requirements	129

Trustees and Officers	130

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2007 to July 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series July 31, 2007 1

Janus Adviser Large Cap Growth Fund (unaudited)

Fund Snapshot

This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the fund is invested in small- and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

David Corkins

portfolio manager

Janus Adviser Large Cap Growth Fund's Class S Shares advanced 19.63% over the 12-month period ended July 31, 2007, topping the Fund's primary benchmark, the Russell 1000® Growth Index, which returned 19.47% during the period. The Fund's secondary benchmark, the S&P 500® Index, gained 16.13%.

Market Overview

Even with a somewhat volatile ending, equity markets worldwide performed quite well over the past 12 months amid a strong global economy, an active merger and acquisition (M&A) and private equity environment and stronger-than-expected corporate earnings. Emerging markets led the way, while the overall returns for international developed markets topped domestic returns. Many indices worldwide hit new record highs during the period, but could not hold onto those levels as worries grew over credit conditions in the U.S. The potential impact of credit concerns on liquidity, pricing of risk, deal activity and valuations gave markets reason to pause. Nevertheless, the underlying fundamentals of global markets remained fairly positive.

Within the U.S., inflation continued to moderate while employment growth held steady. Although the U.S. economy sputtered during the first quarter of 2007, it rebounded during the second quarter. The shakeout in the credit markets, the somewhat better-than-expected economic data and concerns that inflation could fail to moderate further helped to increase the volatility in interest rates, which ended the period slightly lower than where they began. However, if it were not for a "flight-to-quality" into Treasuries (the increased buying of less risky U.S. government bonds) late in July amid escalating uncertainty surrounding the markets, overall interest rates would likely have ended at a higher level. Through all of this, the yield curve began to normalize, with long-term rates higher than short-term rates during the period.

Growing problems within the subprime mortgage market, persistent weakness in housing and rising energy prices led to continued uncertainty over the near-term future of the U.S. economy. At its June meeting, the Federal Reserve (Fed) confirmed its neutral posture on monetary policy and chose to focus on longer-term inflation instead of moderating short-term inflation levels. The Fed indicated it had no intention of adjusting the Fed Funds rate, and the fiscal year came to a close with many loose ends that contributed to increased volatility in the equity markets. This uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases, leading to questions about whether the robust deal-making activity seen during the last 12 months could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

Aerospace Supplier, Tech Icon Led Advance

A leading contributor from the industrials sector was Precision Castparts Corp., a supplier to Boeing and other aerospace manufacturers. The company benefited from Boeing's market share gains in the wide-body commercial aircraft market and also reported improved margins and returns in its specialty metals division. While remaining constructive on the outlook for the company, I trimmed back the position as the risk/reward profile changed due to the strong increase in the share price.

Another leading holding, Apple, came from the information technology (IT) sector, a sector which actually diminished performance on a relative basis. Apple, however, made significant gains around the launch of the iPhone near the end of the second quarter. The timing of the strength in the stock price was a slight surprise, as it neared our short-term price target sooner than expected. In response, I trimmed the position slightly to harvest gains.

Select Tech Holdings Diminished Performance

Weighing on returns from the IT space was Advanced Micro Devices (AMD). Our initial thesis on AMD centered on its manufacturing advantages and the potential to improve margins and returns, as the company captured market share from its competitor, Intel. However, AMD's fundamental outlook has been negatively impacted by the price war taking place between it and Intel, as well as industry oversupply issues. I also thought that the company's 2006 acquisition of ATI Technologies severely diluted returns on capital. For these reasons, I elected to exit the position during the period.

2 Janus Adviser Series July 31, 2007

(unaudited)

Another IT stock that negatively impacted performance was search engine company Yahoo!, which I believe is in a challenging phase of its life cycle and needs to improve its execution. I have trimmed the position and redeployed the proceeds into what I think are better risk/reward investments.

Outlook

With most U.S. equity indices off of their all-time highs at fiscal year-end, the investment team will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector, the associated credit quality issues in the subprime mortgage market and the potential spill-over effect, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Additionally, U.S. corporate profit growth – which until recently had experienced a multiyear period of double-digit gains – has combined with strong liquidity from corporate M&A and private equity transactions to support higher equity valuations. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for your continued investment in Janus Adviser Large Cap Growth Fund.

Janus Adviser Series July 31, 2007 3

Janus Adviser Large Cap Growth Fund (unaudited)

Janus Adviser Large Cap Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Precision Castparts Corp.	1.75%
Apple, Inc.	1.31%
Boeing Co.	1.20%
EMC Corp.	1.19%
NRG Energy, Inc.	1.16%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.42)%
Yahoo!, Inc.	(0.37)%
Whole Foods Market, Inc.	(0.35)%
Blackstone Group L.P.	(0.19)%
Akamai Technologies, Inc.	(0.10)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Information Technology	5.34%	20.90%	26.53%
Industrials	4.87%	13.91%	14.24%
Consumer Discretionary	2.73%	9.70%	13.88%
Materials	1.71%	4.64%	2.84%
Health Care	1.57%	14.15%	17.46%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Financials	0.77%	15.02%	8.35%
Telecommunication Services	0.80%	2.90%	0.89%
Consumer Staples	0.89%	9.04%	9.82%
Energy	1.24%	5.91%	4.51%
Utilities	1.39%	3.83%	1.48%

4 Janus Adviser Series July 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Boeing Co. Aerospace and Defense	3.3%
Exxon Mobile Corp. Oil Companies - Integrated	3.2%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.0%
General Electric Co. Diversified Operations	2.9%
Roche Holding A.G. Medical - Drugs	2.8%
15.2%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

Janus Adviser Series July 31, 2007 5

Janus Adviser Large Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007									Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Large Cap Growth Fund - Class A Shares									1.23%	0.91	%(a)
NAV	7.33%	19.96%		9.55%		4.80%		8.47%
MOP	1.15%	13.06%		8.42%		4.26%		8.32%
Janus Adviser Large Cap Growth Fund - Class C Shares									1.73%	1.66	%(a)
NAV	6.86%	18.99%		9.02%		4.10%		7.83%
CDSC	5.79%	17.86%
Janus Adviser Large Cap Growth Fund - Class I Shares	7.45%	20.25%		9.55%		4.80%		8.47%	0.75%	0.66	%(b)
Janus Adviser Large Cap Growth Fund - Class R Shares	7.01%	19.33%		9.36%		4.51%		8.32%	1.53%	1.41	%(c)
Janus Adviser Large Cap Growth Fund - Class S Shares	7.18%	19.63%		9.55%		4.80%		8.47%	1.27%	1.16	%(c)
Russell 1000® Growth Index	6.45%	19.47%		10.18%		3.35%		8.91%
S&P 500® Index	3.64%	16.13%		11.81%		5.98%		10.62%
Lipper Quartile - Class S Shares	–	2	nd	2	nd	2	nd	N/A**
Lipper Ranking - Class S Shares based on total returns for Large-Cap Growth Funds	–	183/720		182/501		67/205		N/A**

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

6 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to November 28, 2005. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of Janus Aspen Series.) The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not actively managed and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series July 31, 2007 7

Janus Adviser Large Cap Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,049.80	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,045.50	$8.42
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.30
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,051.00	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,047.00	$7.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,048.30	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

*Expenses are equal to the annualized expense ratio of 0.92% for Class A Shares, 1.66% for Class C Shares, 0.66% for Class I Shares, 1.41% for Class R Shares and 1.16% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

8 Janus Adviser Series July 31, 2007

Janus Adviser Large Cap Growth Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 97.1%
Aerospace and Defense - 4.9%
119,415	BAE Systems PLC**	$1,008,667
54,225	Boeing Co.	5,608,491
16,845	Lockheed Martin Corp.	1,658,896
		8,276,054
Agricultural Chemicals - 3.2%
44,045	Monsanto Co.	2,838,700
13,917	Syngenta A.G.	2,627,243
		5,465,943
Agricultural Operations - 0.8%
42,610	Archer-Daniels-Midland Co.	1,431,696
Apparel Manufacturers - 0.9%
107,000	Esprit Holdings, Ltd.	1,449,301
Audio and Video Products - 0.9%
28,085	Sony Corp.**	1,485,859
Automotive - Cars and Light Trucks - 0.8%
20,830	BMW A.G.**	1,290,208
Beverages - Non-Alcoholic - 0.5%
17,410	Coca-Cola Co.	907,235
Building - Residential and Commercial - 0.3%
960	NVR, Inc.*	555,341
Casino Hotels - 0.7%
13,035	Station Casinos, Inc.	1,127,919
Cellular Telecommunications - 1.1%
31,535	America Movil S.A. de C.V. - Series L (ADR)	1,888,316
Chemicals - Diversified - 0.8%
17,300	Shin-Etsu Chemical Company, Ltd.**	1,280,838
Commercial Services - Finance - 0.9%
11,945	Moody's Corp.	642,641
42,610	Western Union Co.	850,070
		1,492,711
Computers - 4.1%
26,105	Apple, Inc.*,**	3,439,595
46,015	Hewlett-Packard Co.	2,118,070
6,645	Research In Motion, Ltd. (U.S. Shares)*	1,422,030
		6,979,695
Computers - Memory Devices - 2.2%
198,315	EMC Corp.*,**	3,670,811
Containers - Metal and Glass - 0.8%
27,905	Ball Corp.	1,430,689
Cosmetics and Toiletries - 3.5%
41,985	Avon Products, Inc.	1,511,880
70,984	Procter & Gamble Co.	4,391,070
		5,902,950
Data Processing and Management - 0.9%
34,715	Paychex, Inc.	1,436,507
Diversified Operations - 2.9%
127,870	General Electric Co.	4,956,241
E-Commerce/Services - 1.2%
32,917	eBay, Inc.*	1,066,511
42,280	Liberty Media Corp. - Interactive*	885,766
		1,952,277

Shares or Principal Amount		Value
Electric Products - Miscellaneous - 0.6%
20,720	Emerson Electric Co.	$975,290
Electronic Components - Semiconductors - 2.4%
114,760	Texas Instruments, Inc.	4,038,404
Electronic Forms - 0.7%
30,425	Adobe Systems, Inc.*	1,225,823
Enterprise Software/Services - 1.2%
103,600	Oracle Corp.*	1,980,832
Entertainment Software - 1.2%
43,170	Electronic Arts, Inc.*	2,099,789
Finance - Consumer Loans - 0.8%
26,555	SLM Corp.	1,305,709
Finance - Credit Card - 1.3%
38,205	American Express Co.	2,236,521
Finance - Investment Bankers/Brokers - 6.2%
113,165	JP Morgan Chase & Co.	4,980,391
25,905	Merrill Lynch & Company, Inc.	1,922,151
35,136	UBS A.G.	1,949,210
27,540	UBS A.G. (U.S. Shares)	1,516,628
		10,368,380
Finance - Mortgage Loan Banker - 1.3%
35,710	Fannie Mae	2,136,886
Finance - Other Services - 0.9%
2,840	CME Group, Inc.	1,569,100
Food - Retail - 0.7%
68,666	Tesco PLC**	563,808
17,155	Whole Foods Market, Inc.#	635,421
		1,199,229
Independent Power Producer - 2.4%
104,820	NRG Energy, Inc.*	4,040,811
Internet Infrastructure Software - 0.5%
23,890	Akamai Technologies, Inc.*	811,304
Investment Management and Advisory Services - 0.8%
23,880	Blackstone Group L.P.*,#	573,359
15,130	T. Rowe Price Group, Inc.	788,727
		1,362,086
Medical - Biomedical and Genetic - 2.4%
40,545	Celgene Corp.*	2,455,405
8,100	Genentech, Inc.*	602,478
14,570	Genzyme Corp.*	918,930
		3,976,813
Medical - Drugs - 4.5%
56,060	Merck & Company, Inc.	2,783,379
26,969	Roche Holding A.G.	4,775,959
		7,559,338
Medical - HMO - 2.0%
59,312	Coventry Health Care, Inc.*	3,310,203
Metal Processors and Fabricators - 2.2%
27,375	Precision Castparts Corp.**	3,752,018
Multi-Line Insurance - 1.1%
29,525	American International Group, Inc.	1,894,915
Multimedia - 1.7%
94,685	News Corporation, Inc. - Class A	1,999,747
60,055	Publishing & Broadcasting, Ltd.	939,560
		2,939,307

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 9

Janus Adviser Large Cap Growth Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Networking Products - 0.6%
37,304	Cisco Systems, Inc.*	$1,078,459
Oil Companies - Exploration and Production - 1.2%
10,380	Apache Corp.**	839,119
19,160	EnCana Corp. (U.S. Shares)	1,168,377
		2,007,496
Oil Companies - Integrated - 3.8%
63,465	Exxon Mobil Corp.**	5,402,775
15,060	Hess Corp.	921,672
		6,324,447
Oil Refining and Marketing - 0.8%
19,730	Valero Energy Corp.**	1,322,107
Optical Supplies - 0.6%
6,815	Alcon, Inc. (U.S. Shares)	930,248
Real Estate Operating/Development - 0.5%
233,000	Hang Lung Properties, Ltd.	852,818
Reinsurance - 1.0%
449	Berkshire Hathaway, Inc. - Class B*	1,618,196
Retail - Apparel and Shoe - 2.6%
27,828	Industria de Diseno Textil S.A.*,**	1,668,173
55,325	Nordstrom, Inc.	2,632,364
		4,300,537
Retail - Consumer Electronics - 0.8%
30,670	Best Buy Company, Inc.	1,367,575
Retail - Drug Store - 2.0%
97,162	CVS/Caremark Corp.	3,419,131
Retail - Office Supplies - 1.1%
80,730	Staples, Inc.	1,858,405
Savings/Loan/Thrifts - 0.4%
47,925	NewAlliance Bancshares, Inc.	647,467
Seismic Data Collection - 0.2%
17,250	Electromagnetic GeoServices A.S.*	336,383
Semiconductor Components/Integrated Circuits - 0.3%
32,200	Marvell Technology Group, Ltd.*	579,600
Semiconductor Equipment - 0.4%
11,280	KLA-Tencor Corp.	640,591
Soap and Cleaning Preparations - 1.4%
44,759	Reckitt Benckiser PLC**	2,396,367
Telecommunication Equipment - Fiber Optics - 0.9%
61,175	Corning, Inc.*,**	1,458,412
Telecommunication Services - 0.9%
49,995	NeuStar, Inc. - Class A*	1,441,856
Therapeutics - 1.8%
26,525	Amylin Pharmaceuticals, Inc.*,#	1,233,678
46,890	Gilead Sciences, Inc.*	1,745,714
		2,979,392
Tobacco - 0.6%
15,000	Altria Group, Inc.	997,050
Transportation - Railroad - 1.5%
31,880	Canadian National Railway Co. (U.S. Shares)	1,661,905
7,180	Union Pacific Corp.	855,425
		2,517,330
Transportation - Services - 1.2%
40,460	C.H. Robinson Worldwide, Inc.	1,968,379

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 3.0%
4,585	Google, Inc. - Class A*	$2,338,350
118,555	Yahoo!, Inc.*	2,756,404
		5,094,754
Wireless Equipment - 3.2%
49,975	Crown Castle International Corp.*	1,811,594
35,765	Nokia Oyj (ADR)**	1,024,310
61,615	QUALCOMM, Inc.	2,566,264
		5,402,168
Total Common Stock (cost $120,701,472)		163,302,517
Money Markets - 2.9%
27,050	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	27,050
4,801,950	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	4,801,950
Total Money Markets (cost $4,829,000)		4,829,000
Other Securities - 1.1%
1,859,908	Allianz Dresdner Daily Asset Fund† (cost $1,859,908)	1,859,908
Short-Term U.S. Treasury Bill - 0.1%
$280,000	U.S. Treasury Bill, 4.77%, due 9/20/07** (amortized cost $278,145)	278,145
Total Investments (total cost $127,668,525) – 101.2%		170,269,570
Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(2,099,772)
Net Assets – 100%		$168,169,798

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$939,560	0.6%
Bermuda	2,028,901	1.2%
Canada	4,252,312	2.5%
Finland	1,024,310	0.6%
Germany	1,290,208	0.8%
Hong Kong	852,818	0.5%
Japan	2,766,697	1.6%
Mexico	1,888,316	1.1%
Norway	336,383	0.2%
Spain	1,668,173	1.0%
Switzerland	11,799,288	6.9%
United Kingdom	3,968,842	2.3%
United States††	137,453,762	80.7%
Total	$170,269,570	100.0%

††Includes Short-Term Securities and Other Securities (76.6% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 10/17/07	695,000	$1,409,696	$(39,241)
Euro 10/18/07	175,000	239,985	(1,463)
Euro 11/29/07	1,110,000	1,523,600	(18,628)
Japanese Yen 10/18/07	48,000,000	409,392	605
Total		$3,582,673	$(58,727)

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Value
Schedule of Written Options - Calls
Apache Corp. Expires August 2007 11 contracts Exercise price $95.00	$(55)
Apache Corp. Expires August 2007 11 contracts Exercise price $100.00	(55)
Apache Corp. Expires October 2007 23 contracts Exercise price $95.00	(2,990)
Apple, Inc. Expires August 2007 12 contracts Exercise price $150.00	(1,188)
Apple, Inc. Expires August 2007 12 contracts Exercise price $160.00	(420)
Corning, Inc. Expires August 2007 35 contracts Exercise price $30.00	(70)
EMC Corp. Expires August 2007 40 contracts Exercise price $20.00	(800)
Exxon Mobil Corp. Expires August 2007 40 contracts Exercise price $95.00	(400)
Exxon Mobil Corp. Expires August 2007 29 contracts Exercise price $100.00	(116)
Precision Castparts Corp. Expires September 2007 12 contracts Exercise price $125.00	(20,160)
Precision Castparts Corp. Expires September 2007 7 contracts Exercise price $130.00	(7,910)
Valero Energy Corp. Expires January 2008 34 contracts Exercise price $100.00	(2,550)
Total Written Options - Calls (Premiums received $21,830)	$(36,714)

Value
Schedule of Written Options - Puts
Best Buy Company, Inc. Expires September 2007 58 contracts Exercise price $45.00	$(12,180)
Total Written Options - Puts (Premiums received $11,716)	$(12,180)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 11

Janus Adviser Forty Fund (unaudited)

Fund Snapshot

This fund invests primarily in a focused portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium- and small-sized companies.

Scott Schoelzel

portfolio manager

For the 12-month period ended July 31, 2007, Janus Adviser Forty Fund's Class S Shares returned 25.27%. For the same period, the Fund's primary benchmark, the Russell 1000® Growth Index, returned 19.47% and its secondary benchmark, the S&P 500® Index, returned 16.13%. These returns placed Janus Adviser Forty Fund in the top 5% for its Class S Shares as compared to all Lipper Large-Cap Growth Funds for the period, based on total returns*. When these returns are added to the returns generated in years past, the since-inception performance record is something we are proud of and is detailed in the chart below:

Janus Adviser Forty Fund Class S Shares	One Year	Three Years	Five Years	Since Inception 5/1/97
*Lipper Quartile	1st	1st	1st	1st
(Rank as of 7/31/07 based on total returns for Lipper Large-Cap Growth Funds)	(15 out of 720)	(1 out of 614)	(9 out of 501)	(1 out of 191)

Data presented reflects past performance, which is no guarantee of future results.

Stewardship

Returns only tell part of the story. We continue to be vigilant in our stewardship of the Fund. Continuing a long-established trend, Janus Adviser Forty Fund's turnover rate was approximately 22%, versus a peer average of 96%, as of July 31, 2007. This contributed to the Fund's low overall average operating expenses of 1.18% for its Class S Shares when compared to its peer group average of 1.38%, as of July 31, 2007.

What Went Right

Our investment in Research In Motion (RIMM), the creator of the BlackBerry mobile communications device, was the largest contributor to the Fund's performance over the past 12 months. This past quarter the company added another 1.2 million new subscribers, bringing its total subscriber base to nearly 9 million subscribers. RIMM now has service relationships with over 270 carriers worldwide, including a burgeoning presence in China. Moreover, RIMM's current share of the mobile computing and communications market is still quite small compared to the potential total addressable market. While the competition in the mobile communications market is fierce, we believe RIMM is especially well positioned in both the business enterprise and high-end consumer markets, and is also poised to meaningfully increase its market share.

One of the biggest contributors to the Fund's performance during the period was our investment in Potash Corporation of Saskatchewan. Potash, the world's largest producer of fertilizer, is part of our broader investment within agriculture. While Potash has world-class operations in all three of the key nutrients found in most of the world's fertilizers – potash, nitrogen and phosphate – the core of their business revolves around their potash operations. As the world becomes more industrialized and as standards of living begin to rise, one of the first things people do is eat better. They consume more meat, more poultry and more complex foods of all types that require more feed stocks (primarily corn and soy beans), which in turn require higher yields on increasingly tight farmable acreage. We believe Potash is well positioned and has seen the demand for potash, phosphate and nitrogen increase substantially over the past couple of years. I am often asked if Potash is an "ethanol" play. My answer is yes, but ethanol is only one of several positive components of the investment thesis for Potash.

In addition to our investment in RIMM, our investment in Apple was also positioned to capitalize on the introduction of the other mobile communications device that we think is poised to change the mobile handset market: the iPhone. Like RIMM, our initial investment in Apple was made many years ago, and I would like to credit our team of technology analysts for their fine work in monitoring the progress and forecasting the potential of these two investments.

What Went Wrong

Two investments that moved against us in the fiscal year had a common theme, in that they are both investment banks and were both tainted by the meltdown in the subprime mortgage lending markets. Our investments in Bear Stearns Companies, Inc. (the Fund's main detractor) and Merrill Lynch (another detractor) both lost value in the period. We have worked diligently to try to quantify the financial risks to the

12 Janus Adviser Series July 31, 2007

(unaudited)

investment banks as a result of their lending activities in not only the subprime space, but also to hedge funds and to various private equity managers. Some investors believe this is only the first domino in a series of defaults that will ripple through the investment markets. At this point, we believe the deterioration of these credits, while painful, will ultimately prove to be manageable. We also think that investors have lost sight of just how diversified the traditional investment banks have become, as many have expanded globally into other financial product lines. To put the loss of our investments in Bear Stearns and Merrill Lynch in perspective, the reduction in their values cost our investors about 107 basis points of performance, or just over 1%, during the period. To put this in context, our investments in RIMM and Apple (described above) contributed 689 basis points, or almost 6.9%, to the Fund's performance during the 12 months. I mention this to illustrate the fine work our analysts have done helping me manage the risk profile of the Fund.

Outlook

As we discussed in our recent investor letters, we have been looking for the headwinds of higher interest rates and higher energy prices to abate. While I thought we were seeing signs of these two headwinds subsiding, the energy markets continue to be quite strong and rates have remained firm. Despite these two phenomena persisting, we have been able to adroitly navigate the markets. Once again, I believe that our research-centric investment process is sound and I want to thank the entire research team for all of their outstanding work.

Finally, I want to thank each of you for your continued investment and confidence in Janus Adviser Forty Fund.

Janus Adviser Forty Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Research In Motion, Ltd. (U.S. Shares)	4.92%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	4.79%
Intuitive Surgical, Inc.	3.86%
Las Vegas Sands Corp.	2.08%
Apple, Inc.	1.97%

5 Largest Detractors from Performance – Holdings

Contribution
Bear Stearns Companies, Inc.	(0.59)%
Lehman Brothers Holdings, Inc.	(0.50)%
Merrill Lynch & Company, Inc.	(0.49)%
Peabody Energy Corp.	(0.48)%
Amylin Pharmaceuticals, Inc.	(0.31)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Information Technology	9.10%	15.58%	26.53%
Materials	8.23%	12.06%	2.84%
Health Care	5.59%	20.13%	17.46%
Consumer Discretionary	4.59%	15.19%	13.88%
Consumer Staples	1.41%	7.55%	9.82%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Financials	(1.12)%	13.29%	8.35%
Utilities	(0.11)%	0.28%	1.48%
Telecommunication Services	0.00%	0.00%	0.89%
Energy	0.01%	14.31%	4.51%
Industrials	0.50%	1.61%	14.24%

Janus Adviser Series July 31, 2007 13

Janus Adviser Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Google, Inc. - Class A Web Portals/Internet Service Providers	7.0%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	5.9%
Research In Motion, Ltd. (U.S. Shares) Computers	5.1%
Las Vegas Sands Corp. Casino Hotels	5.0%
Intuitive Surgical, Inc. Medical Instruments	4.9%
27.9%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 2.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

14 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007										Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Forty Fund - Class A Shares										1.06%	0.93	%(a)
NAV	12.08%	25.58%		13.60%		10.89%		13.29%
MOP	5.63%	18.27%		12.43%		10.31%		12.72%
Janus Adviser Forty Fund - Class C Shares										1.70%	1.68	%(a)
NAV	11.65%	24.62%		13.03%		10.36%		12.77%
CDSC	10.53%	23.42%
Janus Adviser Forty Fund - Class I Shares	12.28%	25.86%		13.60%		10.89%		13.29%		0.70%	0.69	%(b)
Janus Adviser Forty Fund - Class R Shares	11.81%	24.92%		13.35%		10.66%		13.07%		1.46%	1.45	%(c)
Janus Adviser Forty Fund - Class S Shares	11.99%	25.27%		13.60%		10.89%		13.29%		1.18%	1.18	%(c)
Russell 1000® Growth Index	6.45%	19.47%		10.18%		3.35%		5.25%
S&P 500® Index	3.64%	16.13%		11.81%		5.98%		7.73%
Lipper Quartile - Class S Shares	–	1	st	1	st	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Large-Cap Growth Funds	–	15/720		9/501		1/205		1/191

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 15

Janus Adviser Forty Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total and Net Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to November 28, 2005. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not actively managed and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - May 1, 1997

16 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,093.10	$4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,088.80	$8.86
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	$8.55
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,094.30	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,090.10	$7.46
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.20
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,091.70	$6.17
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96

*Expenses are equal to the annualized expense ratio of 0.96% for Class A Shares, 1.71% for Class C Shares, 0.69% for Class I Shares, 1.44% for Class R Shares and 1.19% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 17

Janus Adviser Forty Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 92.5%
Aerospace and Defense - 1.5%
6,210,376	BAE Systems PLC	$52,457,425
Agricultural Chemicals - 10.8%
819,010	Monsanto Co.	52,785,195
2,632,105	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	212,516,157
641,523	Syngenta A.G.	121,106,308
		386,407,660
Agricultural Operations - 2.0%
772,700	Bunge, Ltd.#	70,014,347
Audio and Video Products - 2.8%
1,882,390	Sony Corp. (ADR)	99,277,249
Casino Hotels - 6.9%
801,575	Harrah's Entertainment, Inc.	67,885,387
2,059,560	Las Vegas Sands Corp.*,#	179,696,610
		247,581,997
Computers - 8.0%
811,285	Apple, Inc.*,#	106,894,912
847,720	Research In Motion, Ltd. (U.S. Shares)*	181,412,080
		288,306,992
Cosmetics and Toiletries - 2.8%
1,624,295	Procter & Gamble Co.	100,478,889
Diversified Minerals - 2.6%
1,879,145	Companhia Vale do Rio Doce (ADR)#	92,096,896
Entertainment Software - 0.8%
596,860	Electronic Arts, Inc.*	29,031,270
Finance - Investment Bankers/Brokers - 9.0%
553,945	Bear Stearns Companies, Inc.	67,149,213
603,710	Goldman Sachs Group, Inc.	113,702,740
976,080	Lehman Brothers Holdings, Inc.#	60,516,960
1,083,240	Merrill Lynch & Company, Inc.	80,376,408
		321,745,321
Medical - Biomedical and Genetic - 5.9%
2,574,940	Celgene Corp.*	155,938,366
765,115	Genentech, Inc.*	56,909,254
		212,847,620
Medical - Drugs - 2.3%
471,508	Roche Holding A.G.	83,499,688
Medical Instruments - 4.9%
821,855	Intuitive Surgical, Inc.*	174,734,592
Medical Products - 1.2%
143,530	Nobel Biocare Holding A.G.	43,215,589
Multimedia - 1.2%
2,828,404	Publishing & Broadcasting, Ltd.	44,250,361
Oil Companies - Exploration and Production - 4.2%
474,445	Apache Corp.	38,354,134
494,188	EOG Resources, Inc.	34,642,579
1,353,825	Occidental Petroleum Corp.	76,788,954
		149,785,667
Oil Companies - Integrated - 5.0%
1,251,415	ConocoPhillips	101,164,389
1,250,800	Hess Corp.	76,548,960
		177,713,349

Shares or Principal Amount		Value
Oil Refining and Marketing - 1.3%
694,815	Valero Energy Corp.	$46,559,553
Optical Supplies - 2.4%
628,260	Alcon, Inc. (U.S. Shares)	85,757,490
Retail - Apparel and Shoe - 0.8%
483,625	Industria de Diseno Textil S.A.#	28,991,311
Soap and Cleaning Preparations - 1.3%
901,625	Reckitt Benckiser PLC	48,272,399
Super-Regional Banks - 3.8%
3,988,490	Wells Fargo & Co.#	134,691,307
Therapeutics - 2.7%
2,641,305	Gilead Sciences, Inc.*	98,335,785
Web Portals/Internet Service Providers - 7.0%
493,830	Google, Inc. - Class A*	251,853,300
Wireless Equipment - 1.3%
1,148,560	QUALCOMM, Inc.	47,837,524
Total Common Stock (cost $2,506,790,980)		3,315,743,581
Money Markets - 7.2%
138,953,346	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	138,953,346
120,269,951	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	120,269,951
Total Money Markets (cost $259,223,297)		259,223,297
Other Securities - 6.1%
218,419,525	Allianz Dresdner Daily Asset Fund† (cost $218,419,525)	218,419,525
Total Investments (total cost $2,984,433,802) – 105.8%		3,793,386,403
Liabilities, net of Cash, Receivables and Other Assets – (5.8)%		(208,089,851)
Net Assets – 100%		$3,585,296,552

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$44,250,361	1.2%
Bermuda	70,014,347	1.8%
Brazil	92,096,896	2.4%
Canada	393,928,237	10.4%
Japan	99,277,249	2.6%
Spain	28,991,311	0.8%
Switzerland	333,579,075	8.8%
United Kingdom	100,729,824	2.7%
United States††	2,630,519,103	69.3%
Total	$3,793,386,403	100.0%

††Includes Short-Term Securities and Other Securities (56.8% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
18 Janus Adviser Series July 31, 2007

Janus Adviser Orion Fund (unaudited)

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs

portfolio manager

Janus Adviser Orion Fund's Class S Shares advanced 35.08% over the 12-month period ended July 31, 2007, handily outpacing the 19.24% return of its benchmark, the Russell 3000® Growth Index.

Market Overview

Even with a somewhat volatile ending, equity markets worldwide performed quite well over the past 12 months amid a strong global economy, an active merger and acquisition (M&A) and private equity environment and stronger-than-expected corporate earnings. Emerging markets led the way, while the overall returns for international developed markets topped domestic returns. Many indices worldwide hit new record highs during the period, but could not hold onto those levels as worries grew over credit conditions in the U.S. The potential impact of credit concerns on liquidity, pricing of risk, deal activity and valuations gave markets reason to pause. Nevertheless, the underlying fundamentals of global markets remained fairly positive.

Within the U.S., inflation continued to moderate while employment growth held steady. Although the U.S. economy sputtered during the first quarter of 2007, it rebounded during the second quarter. The shakeout in the credit markets, the somewhat better-than-expected economic data and concerns that inflation will fail to moderate further helped to increase the volatility in interest rates, which ended the period slightly lower than where they began. However, if it were not for a "flight-to-quality" into Treasuries (the increased buying of less risky U.S. government bonds) late in July amid escalating uncertainty surrounding the markets, overall interest rates would possibly have ended at a higher level. Through all of this, the yield curve began to normalize, with long-term rates higher than short-term rates, during the period.

Growing problems within the subprime mortgage market, persistent weakness in housing and rising energy prices led to continued uncertainty over the near-term future of the U.S. economy. At its June meeting, the Federal Reserve (Fed) confirmed its neutral posture on monetary policy and chose to focus on longer-term inflation instead of moderating short-term inflation levels. The Fed indicated it had no intention of adjusting the Fed Funds rate, and the fiscal year came to a close with many loose ends that contributed to increased volatility in the equity markets. This uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases, leading to questions about whether the robust deal-making activity seen during the last 12 months could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

Health Care, Industrials Positions Spurred Advance

Within the Fund, Dade Behring Holdings was the top contributor during the period. This leading player in the clinical diagnostics industry is in the early stages of rolling out Dimension Vista, a new high-volume integrated chemistry and immunochemistry analyzer. I believe the Dimension Vista analyzer should enable large hospitals to deliver faster, more accurate test results with less labor than current alternatives. In my opinion, the market underestimated the impact of the Dimension Vista, and at the same time, did not give Dade credit for its ability to execute in the small- to mid-size hospital market. I believe the clinical diagnostics industry has great potential for growth over the long term, as does German conglomerate Siemens AG, which announced its intention to acquire Dade on July 25.

Another important contributor during the period was ABB, Ltd., a Switzerland-based leading provider of electric grid transmission and distribution equipment and systems. I believe investors finally recognized the great pricing power that ABB enjoyed because of its technologies, long-standing business relationships and established track record of reliability, as well as the breadth and depth of ABB's competitive moat. Because of a multiyear increase in orders and subsequent backlog in some of its most critical end markets, I believe the strength of the company's pricing power has not been fully reflected in its operating results.

I spoke with ABB's management about its underleveraged balance sheet and stated goal of putting cash to use in an acquisition. Accordingly, I believe the market's fears of a value-destroying acquisition are misplaced. Instead, I believe ABB faces a multiyear growth opportunity in its primary markets and can continue to create value through production rationalization and smart pricing decisions. That said, I believe there are investors who view ABB's current business momentum as a product of an emerging market bubble fueled by China's rapid industrialization and urbanization. While I agree that China has been an important driver of global growth, I do not agree that the global demand for electricity transmission and distribution infrastructure depends solely on China.

Financial, Corporate Services Stocks Lost Ground

Trouble in the bond markets led to a setback for CapitalSource, the top detractor during the period. A leading niche lender with particular strength lending to the health care and leveraged finance industries, CapitalSource dropped along with other spread-based lenders as subprime concerns emerged. I believe the market overreacted, as the company has built an infrastructure capable of dramatic growth, and I continue to believe it has the capacity to generate higher yields than typical for business lenders. As I also believe our fundamental thesis remains valid, I added to our stake during the period.

Janus Adviser Series July 31, 2007 19

Janus Adviser Orion Fund (unaudited)

Further diminishing returns was Corporate Executive Board, which is a subscription-based consulting business with a business model that I believe should have pricing power and operating leverage as it grows. I watched the stock for years and viewed the market's reaction to a slowdown in projected growth rates as an attractive opportunity to finally establish a position. Unfortunately, the slowdown was the result of sales force problems that may take longer to fix than anticipated, so the stock continued to decline after I purchased it. I believe the long-term fundamentals of the company's business model remain attractive and that the stock may still have considerable upside from here. That said, I am monitoring developments closely while working to better understand the company's pricing power opportunities with existing customers in the event that reinvigorating new customer growth proves more challenging than the company anticipates.

Outlook

With most U.S. equity indices off of their all-time highs at fiscal year-end, the investment team will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector, the associated credit quality issues in the subprime mortgage market and the potential spill-over effect, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Additionally, U.S. corporate profit growth – which until recently had experienced a multiyear period of double-digit gains – combined with strong liquidity from corporate M&A and private equity transactions to support higher equity valuations. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for your investment in Janus Adviser Orion Fund.

Janus Adviser Orion Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Dade Behring Holdings, Inc.	7.96%
ABB, Ltd.	4.47%
Research In Motion, Ltd. (U.S. Shares)	3.52%
Intuitive Surgical, Inc.	3.48%
America Movil S.A. de C.V. - Series L (ADR)	2.62%

5 Largest Detractors from Performance – Holdings

Contribution
CapitalSource, Inc.	(0.41)%
Corporate Executive Board Co.	(0.38)%
Yahoo!, Inc.	(0.29)%
Whole Foods Market, Inc.	(0.24)%
Mobile Mini, Inc.	(0.23)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Health Care	12.27%	18.97%	17.64%
Information Technology	9.28%	16.64%	26.30%
Industrials	6.93%	15.05%	14.52%
Consumer Discretionary	6.73%	12.43%	14.10%
Telecommunication Services	3.77%	10.70%	0.92%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Utilities	0.00%	0.00%	1.37%
Energy	0.16%	0.35%	4.64%
Consumer Staples	0.52%	4.63%	9.22%
Financials	1.06%	16.84%	8.41%
Materials	2.54%	4.40%	2.87%

20 Janus Adviser Series July 31, 2007

(unaudited)

5 Largest Equity Holdings - (% of Net Assets)

As of July 31, 2007

Dade Behring Holdings, Inc. Diagnostic Kits	9.9%
ABB, Ltd. Engineering - Research and Development Services	5.6%
America Movil S.A. de C.V. - Series L (ADR) Cellular Telecommunications	3.9%
Sony Corp. Audio and Video Products	3.6%
Crown Castle International Corp. Wireless Equipment	3.6%
26.6%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 11.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

Janus Adviser Series July 31, 2007 21

Janus Adviser Orion Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007						Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Orion Fund - Class A Shares						23.29%	1.27	%(a)
NAV	17.54%	35.48%		21.44%
MOP	10.74%	27.73%		17.89%
Janus Adviser Orion Fund - Class C Shares						24.49%	2.04	%(a)
NAV	17.00%	34.44%		20.53%
CDSC	15.83%	33.10%
Janus Adviser Orion Fund - Class I Shares	17.75%	35.81%		20.59%		14.69%	1.05	%(b)
Janus Adviser Orion Fund - Class R Shares	17.27%	34.81%		20.86%		24.70%	1.77	%(c)
Janus Adviser Orion Fund - Class S Shares	17.36%	35.08%		21.15%		23.86%	1.52	%(c)
Russell 3000® Growth Index	6.20%	19.24%		8.80%
Lipper Quartile - Class S Shares	–	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Mid-Cap Growth Funds	–	16/610		8/550

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

22 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund's performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflects the performance of the Fund's respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, without the effect of any fee and expense limitation or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - August 1, 2005

Janus Adviser Series July 31, 2007 23

Janus Adviser Orion Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,137.30	$6.57
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,132.60	$10.47
Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,138.60	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.06
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,134.40	$9.16
Hypothetical (5% return before expenses)	$1,000.00	$1,016.22	$8.65
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,135.40	$7.73
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30

*Expenses are equal to the annualized expense ratio of 1.24% for Class A Shares, 1.98% for Class C Shares, 1.01% for Class I Shares, 1.73% for Class R Shares and 1.46% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

24 Janus Adviser Series July 31, 2007

Janus Adviser Orion Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 85.3%
Advertising Sales - 0.5%
785	Lamar Advertising Co.	$46,731
Audio and Video Products - 3.6%
6,060	Sony Corp.	320,609
Beverages - Wine and Spirits - 3.2%
26,027	Davide Campari - Milano S.P.A.	278,668
Building - Residential and Commercial - 1.1%
1,765	Desarrolladora Homex S.A. (ADR)*	99,758
Cellular Telecommunications - 4.6%
5,795	America Movil S.A. de C.V. - Series L (ADR)	347,004
2,480	Cellcom Israel, Ltd. (U.S. Shares)	61,529
		408,533
Commercial Services - 1.3%
2,270	CoStar Group, Inc.*	115,770
Computers - 4.5%
1,300	Apple, Inc.*	171,288
1,060	Research In Motion, Ltd. (U.S. Shares)*	226,840
		398,128
Data Processing and Management - 0.8%
1,310	NAVTEQ Corp.*	70,910
Diagnostic Kits – 9.9%
11,685	Dade Behring Holdings, Inc.	874,623
Diversified Minerals - 2.3%
4,772	Companhia Vale do Rio Doce - Preference Shares	200,681
Diversified Operations - 0.4%
36,000	Galaxy Entertainment Group, Ltd.*	36,417
E-Commerce/Products - 1.2%
1,965	Submarino S.A.	82,427
295	Submarino S.A. (GDR)	25,051
		107,478
Electronic Measuring Instruments - 2.6%
7,000	Trimble Navigation, Ltd.*	231,210
Engineering - Research and Development Services - 5.6%
20,622	ABB, Ltd.	495,624
Finance - Investment Bankers/Brokers - 2.1%
405	Goldman Sachs Group, Inc.	76,278
1,935	UBS A.G.	107,346
		183,624
Finance - Other Services - 2.4%
245	CME Group, Inc.	135,362
4,685	MarketAxess Holdings, Inc.*	77,818
		213,180
Investment Management and Advisory Services - 2.0%
3,880	National Financial Partners Corp.	179,877
Medical - Biomedical and Genetic - 2.7%
3,880	Celgene Corp.*	234,973
Medical - Drugs - 1.5%
762	Roche Holding A.G.	134,943
Medical Instruments - 3.2%
1,316	Intuitive Surgical, Inc.*	279,795
Multi-Line Insurance - 1.5%
2,625	Assurant, Inc.	133,140

Shares or Principal Amount		Value
Multimedia - 0.9%
3,650	News Corporation, Inc. - Class A	$77,088
Printing - Commercial - 2.3%
6,020	VistaPrint, Ltd.*	205,583
REIT - Mortgages - 2.8%
12,919	CapitalSource, Inc.	245,461
Retail - Apparel and Shoe - 2.1%
3,880	Nordstrom, Inc.	184,610
Semiconductor Components/Integrated Circuits - 1.5%
5,265	Cypress Semiconductor Corp.*	131,941
Soap and Cleaning Preparations - 1.1%
1,880	Reckitt Benckiser PLC	100,654
Storage and Warehousing - 1.1%
3,225	Mobile Mini, Inc.*	92,138
Telecommunication Equipment - Fiber Optics - 2.1%
7,930	Corning, Inc.*	189,051
Telecommunication Services - 2.5%
3,455	NeuStar, Inc. - Class A*	99,642
5,975	Time Warner Telecom, Inc. - Class A*	116,811
		216,453
Telephone - Integrated - 1.0%
4,560	GVT Holdings S.A.*	87,166
Transportation - Marine - 0.8%
1,365	Alexander & Baldwin, Inc.	74,010
Transportation - Railroad - 1.5%
9,510	All America Latina Logistica (GDR)	129,271
Transportation - Services - 1.5%
1,210	FedEx Corp.	133,995
Web Hosting/Design - 1.1%
1,110	Equinix, Inc.*	96,470
Web Portals/Internet Service Providers - 1.4%
5,255	Yahoo!, Inc.*	122,179
Wireless Equipment - 4.6%
8,710	Crown Castle International Corp.*	315,738
2,200	QUALCOMM, Inc.	91,630
		407,368
Total Common Stock (cost $6,346,584)		7,538,110
Money Markets - 12.0%
153,063	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	153,063
908,700	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	908,700
Total Money Markets (cost $1,061,763)		1,061,763
Total Investments (total cost $7,408,347) – 97.3%		8,599,873
Cash, Receivables and Other Assets, net of Liabilities – 2.7%		239,748
Net Assets – 100%		$8,839,621

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 25

Janus Adviser Orion Fund

Schedule of Investments

As of July 31, 2007

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$205,583	2.4%
Brazil	524,596	6.1%
Canada	226,840	2.6%
Hong Kong	36,417	0.4%
Israel	61,529	0.7%
Italy	278,668	3.3%
Japan	320,609	3.7%
Mexico	446,762	5.2%
Switzerland	737,913	8.6%
United Kingdom	100,654	1.2%
United States††	5,660,302	65.8%
Total	$8,599,873	100.0%

††Includes Short-Term Securities (53.5% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.
26 Janus Adviser Series July 31, 2007

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Snapshot

This fund invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their businesses and grow.

Jonathan Coleman

portfolio manager

Janus Adviser Mid Cap Growth Fund's Class S Shares advanced 26.75% over the 12-month period ended July 31, 2007, outpacing the Fund's primary benchmark, the Russell Midcap® Growth Index, which returned 21.40%. The Fund's secondary benchmark, the S&P MidCap 400 Index, gained 16.73%.

Market Overview

Even with a somewhat volatile ending, equity markets worldwide performed quite well over the past 12 months amid a strong global economy, an active merger and acquisition (M&A) and private equity environment and stronger-than-expected corporate earnings. Emerging markets led the way, while the overall returns for international developed markets topped domestic returns. Many indices worldwide hit new record highs during the period, but could not hold onto those levels as worries grew over credit conditions in the U.S. The potential impact of credit concerns on liquidity, pricing of risk, deal activity and valuations gave markets reason to pause. Nevertheless, the underlying fundamentals of global markets remained fairly positive.

Within the U.S., inflation continued to moderate while employment growth held steady. Although the U.S. economy sputtered during the first quarter of 2007, it rebounded during the second quarter. The shakeout in the credit markets, the somewhat better-than-expected economic data and concerns that inflation will fail to moderate further helped to increase the volatility in interest rates, which ended the period slightly lower than where they began. The "flight-to-quality" into Treasuries (the increased buying of less risky U.S. government bonds) late in July amid escalating uncertainty surrounding the markets likely resulted in lower interest rates than would otherwise have occurred. Through all of this, the yield curve began to normalize, with long-term rates higher than short-term rates, during the period.

Growing problems within the subprime mortgage market, persistent weakness in housing and rising energy prices led to continued uncertainty over the near-term future of the U.S. economy. At its June meeting, the Federal Reserve (Fed) confirmed its neutral posture on monetary policy and chose to focus on longer-term inflation instead of moderating short-term inflation levels. The Fed indicated it had no intention of adjusting the Fed Funds rate, and the fiscal year came to a close with many loose ends that contributed to increased volatility in the equity markets. This uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases, leading to questions about whether the robust deal-making activity seen during the last 12 months could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

Fertilizer Company, Glass Manufacturer Paced Gainers

Within the Fund, Potash Corporation of Saskatchewan, Canada, was the top contributor for the period. The Canadian company holds the world's largest excess supply of potash, a key ingredient in fertilizer. The company benefited from increasing global demand for agricultural land, and enjoyed pricing power as global supply contracts renewed throughout the year. Toward fiscal-year end, the stock had been driven higher by news of improved earnings guidance and a doubling in shareholder dividends. I continue to believe in the company's long-term predictability, as well as its pricing power and customer diversification.

Another holding in the materials sector, glass manufacturer Owens-Illinois, was the second best contributor. The market reacted positively to new CEO Al Stroucken's focus on cost reduction – a thesis that gained credibility as the company reported strong financial results in the last two quarters. Additionally, the company is beginning to capitalize on its recent price increases, which have helped offset input price inflation, and I added to the Fund's exposure.

Beverage Concern, Real Estate Company Weighed on Results

On the downside, certain consumer-related stocks proved to be disappointments. The largest detractor for the period was C&C Group PLC, an Ireland-based maker of alcoholic cider. Working to expand its market share for the beer alternative in the United Kingdom, Spain and Germany, the company's British efforts were undermined by torrential summer rains and flooding, which have depressed demand for the product. Adding to the difficult environment, Scottish and Newcastle, a larger competitor, is also marketing a similar product at a discount. These circumstances prompted a profit warning and I am closely monitoring the situation.

Janus Adviser Series July 31, 2007 27

Janus Adviser Mid Cap Growth Fund (unaudited)

Further weighing on performance was real estate operating company St. Joe Co., which sagged amid continued weakness in the U.S. housing market. I continue to believe that the shares of this company, which is one of the largest landowners in Florida, are materially undervalued relative to the value of the company's land base. Management has indicated they will curtail land sales while the housing market is weak in an attempt to maximize value over the long term. While the current operating environment is poor, we believe there is considerable long-term asset value at St. Joe. Reflecting this conviction, I increased my stake in the company.

Outlook

With most U.S. equity indices off their all-time highs at fiscal year-end, the investment team will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector, the associated credit quality issues in the subprime mortgage market and the potential spill-over effect, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Additionally, U.S. corporate profit growth – which until recently had experienced a multiyear period of double-digit gains – has combined with strong liquidity from corporate M&A and private equity transactions to support higher equity valuations. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for your investment in Janus Adviser Mid Cap Growth Fund.

Janus Adviser Mid Cap Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3.05%
Owens-Illinois, Inc.	2.36%
Dade Behring Holdings, Inc.	1.52%
Precision Castparts Corp.	1.33%
Cypress Semiconductor Corp.	1.00%

5 Largest Detractors from Performance – Holdings

Contribution
C&C Group PLC	(0.43)%
St. Joe Co.	(0.34)%
Nelnet, Inc. - Class A	(0.33)%
Melco PBL Entertainment (Macau), Ltd. (ADR)	(0.29)%
MannKind Corp.	(0.27)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Materials	6.58%	7.19%	4.11%
Information Technology	5.93%	18.01%	18.72%
Health Care	4.91%	17.07%	14.73%
Consumer Discretionary	4.60%	18.30%	21.75%
Industrials	3.44%	13.04%	14.72%

5 Lowest Contributors/ Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Energy	(0.04)%	4.97%	8.21%
Consumer Staples	(0.02)%	2.37%	4.36%
Utilities	0.34%	0.66%	1.93%
Telecommunication Services	1.03%	3.96%	2.33%
Financials	1.08%	14.43%	9.14%

28 Janus Adviser Series July 31, 2007

(unaudited)

5 Largest Equity Holdings - (% of Net Assets)

As of July 31, 2007

Owens-Illinois, Inc. Containers - Metal and Glass	3.0%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	2.8%
EOG Resources, Inc. Oil Companies - Exploration and Production	2.8%
Lamar Advertising Co. Advertising Sales	2.8%
Dade Behring Holdings, Inc. Diagnostic Kits	2.6%
14.0%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

Janus Adviser Series July 31, 2007 29

Janus Adviser Mid Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007									Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Mid Cap Growth Fund - Class A Shares									1.28%	0.90	%(a)
NAV	11.82%	27.04%		17.42%		8.22%		10.83%
MOP	5.38%	19.74%		16.20%		7.66%		10.66%
Janus Adviser Mid Cap Growth Fund - Class C Shares									1.90%	1.65	%(a)
NAV	11.31%	26.09%		16.91%		7.61%		10.27%
CDSC	10.20%	24.83%
Janus Adviser Mid Cap Growth Fund - Class I Shares	11.98%	27.36%		17.42%		8.22%		10.83%	0.94%	0.66	%(b)
Janus Adviser Mid Cap Growth Fund - Class R Shares	11.51%	26.43%		17.22%		7.95%		10.68%	1.71%	1.41	%(c)
Janus Adviser Mid Cap Growth Fund - Class S Shares	11.67%	26.75%		17.42%		8.22%		10.83%	1.38%	1.15	%(c)
Russell Midcap® Growth Index	8.48%	21.40%		17.30%		7.43%		10.48%
S&P MidCap 400 Index	7.16%	16.73%		15.50%		11.81%		13.75%
Lipper Quartile - Class S Shares	–	1	st	1	st	2	nd	N/A**
Lipper Ranking - Class S Shares based on total returns for Mid-Cap Growth Funds	–	103/610		53/383		66/162		N/A**

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

30 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of Janus Aspen Series.) The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not actively managed and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's Class S Shares is not available.

Janus Adviser Series July 31, 2007 31

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,071.20	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,067.10	$8.46
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,072.70	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,068.70	$7.23
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,069.80	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.65% for Class C Shares, 0.67% for Class I Shares, 1.41% for Class R Shares and 1.15% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

32 Janus Adviser Series July 31, 2007

Janus Adviser Mid Cap Growth Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 97.2%
Advertising Sales - 2.8%
62,122	Lamar Advertising Co.	$3,698,123
Aerospace and Defense - 1.4%
27,180	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	1,174,991
20,390	Spirit Aerosystems Holdings, Inc.*	740,157
		1,915,148
Aerospace and Defense - Equipment - 0.4%
4,800	Alliant Techsystems, Inc.*	475,728
Agricultural Chemicals - 2.6%
43,860	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3,541,256
Airlines - 1.0%
31,935	Ryanair Holdings PLC (ADR)*,#	1,324,983
Apparel Manufacturers - 0.8%
81,800	Esprit Holdings, Ltd.	1,107,971
Batteries and Battery Systems - 0.7%
8,905	Energizer Holdings, Inc.*	898,515
Beverages - Wine and Spirits - 0.4%
62,841	C&C Group PLC	516,768
Building - Mobile Home and Manufactured Homes - 0.6%
19,875	Thor Industries, Inc.	815,273
Building - Residential and Commercial - 0.6%
1,375	NVR, Inc.*	795,410
Building and Construction Products - Miscellaneous - 0.7%
22,600	USG Corp.*,#	938,126
Casino Hotels - 0.7%
72,765	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	964,864
Casino Services - 1.7%
20,375	International Game Technology	719,645
46,175	Scientific Games Corp. - Class A*,#	1,584,264
		2,303,909
Cellular Telecommunications - 1.8%
20,185	MetroPCS Communications, Inc.*	739,175
20,695	N.I.I. Holdings, Inc.*	1,738,794
		2,477,969
Commercial Banks - 0.5%
12,790	SVB Financial Group*	673,777
Commercial Services - 1.6%
9,930	CoStar Group, Inc.*	506,430
62,955	Iron Mountain, Inc.*	1,686,564
		2,192,994
Commercial Services - Finance - 1.9%
11,900	Equifax, Inc.	481,474
39,905	Jackson Hewitt Tax Service, Inc.	1,085,416
15,995	Moody's Corp.	860,531
4,415	Wright Express Corp.*	150,375
		2,577,796
Computer Services - 2.3%
47,395	Ceridian Corp.*	1,606,691
31,320	IHS, Inc. - Class A*	1,485,194
		3,091,885

Shares or Principal Amount		Value
Computers - 1.1%
11,695	Apple, Inc.*	$1,540,933
Consulting Services - 0.5%
29,525	Gartner Group, Inc.*	617,958
Containers - Metal and Glass - 5.4%
63,850	Ball Corp.	3,273,590
99,580	Owens-Illinois, Inc.*	3,981,207
		7,254,797
Data Processing and Management - 2.6%
22,155	Global Payments, Inc.	828,597
22,865	NAVTEQ Corp.*	1,237,682
32,967	Paychex, Inc.	1,364,175
		3,430,454
Dental Supplies and Equipment - 0.8%
28,580	Sirona Dental Systems, Inc.*,#	1,010,589
Diagnostic Kits - 2.6%
47,500	Dade Behring Holdings, Inc.	3,555,375
Distribution/Wholesale - 0.7%
270,200	Li & Fung, Ltd.	942,116
Diversified Operations - 1.2%
17,325	Harsco Corp.	912,334
2,079,140	Polytec Asset Holdings, Ltd.§	684,984
		1,597,318
E-Commerce/Services - 0.7%
46,460	Liberty Media Corp. - Interactive*	973,337
Electric Products - Miscellaneous - 1.0%
33,527	AMETEK, Inc.	1,308,224
Electronic Components - Semiconductors - 1.4%
28,025	International Rectifier Corp.*	1,028,797
17,460	Microchip Technology, Inc.	633,973
10,775	SiRF Technology Holdings, Inc.*	252,566
		1,915,336
Electronic Connectors - 0.5%
21,105	Amphenol Corp. - Class A	723,057
Electronic Measuring Instruments - 0.9%
35,900	Trimble Navigation, Ltd.*	1,185,777
Entertainment Software - 1.0%
58,498	Activision, Inc.*	1,000,901
8,310	Electronic Arts, Inc.*	404,198
		1,405,099
Fiduciary Banks - 0.8%
17,575	Northern Trust Corp.	1,097,735
Finance - Consumer Loans - 0.4%
38,790	Nelnet, Inc. - Class A	671,067
Finance - Investment Bankers/Brokers - 0.5%
9,360	Interactive Brokers Group, Inc.*	227,261
15,895	optionsXpress Holdings, Inc.	397,534
		624,795
Finance - Other Services - 1.3%
3,105	CME Group, Inc.	1,715,513
Food - Canned - 0.5%
31,589	TreeHouse Foods, Inc.*	707,909
Gambling - Non-Hotel - 0.1%
9,400	Great Canadian Gaming Corp.*	116,751

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 33

Janus Adviser Mid Cap Growth Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Human Resources - 0.2%
8,495	Robert Half International, Inc.	$288,745
Independent Power Producer - 0.8%
27,910	NRG Energy, Inc.*	1,075,931
Industrial Automation and Robotics - 0.4%
7,744	Rockwell Automation, Inc.	542,003
Instruments - Controls - 0.5%
6,665	Mettler-Toledo International, Inc.*	634,241
Instruments - Scientific - 1.3%
32,222	Thermo Electron Corp.*	1,682,311
Investment Management and Advisory Services - 3.8%
27,395	National Financial Partners Corp.	1,270,032
72,595	T. Rowe Price Group, Inc.	3,784,377
		5,054,409
Life and Health Insurance - 0.3%
123,805	Sanlam, Ltd.	390,096
Machinery - General Industrial - 0.2%
608,000	Shanghai Electric Group Company, Ltd.	285,838
Machinery - Pumps - 0.4%
13,690	Graco, Inc.	561,838
Medical - Biomedical and Genetic - 2.5%
54,580	Celgene Corp.*	3,305,365
Medical - HMO - 1.7%
41,620	Coventry Health Care, Inc.*	2,322,812
Medical - Nursing Homes - 1.0%
20,410	Manor Care, Inc.	1,292,974
Medical Instruments - 1.2%
2,735	Intuitive Surgical, Inc.*	581,488
16,730	Kyphon, Inc.*,**	1,097,823
		1,679,311
Medical Labs and Testing Services - 0.4%
7,435	Covance, Inc.*	524,688
Medical Products - 0.5%
945	Nobel Biocare Holding A.G.	284,531
11,130	Varian Medical Systems, Inc.*	454,104
		738,635
Metal Processors and Fabricators - 1.1%
10,350	Precision Castparts Corp.	1,418,571
Multi-Line Insurance - 1.1%
29,315	Assurant, Inc.	1,486,857
Networking Products - 0.5%
22,360	Juniper Networks, Inc.*	669,906
Oil - Field Services - 0.5%
26,040	BJ Services Co.	680,946
Oil and Gas Drilling - 0.5%
24,665	Nabors Industries, Ltd.*	721,205
Oil Companies - Exploration and Production - 3.8%
14,555	Chesapeake Energy Corp.	495,452
53,590	EOG Resources, Inc.	3,756,658
21,340	Forest Oil Corp.*	863,630
		5,115,740
Physician Practice Management - 1.1%
28,065	Pediatrix Medical Group, Inc.*	1,514,387

Shares or Principal Amount		Value
Property and Casualty Insurance - 0.5%
20,790	W. R. Berkley Corp.	$611,642
Publishing - Periodicals - 0.4%
44,555	Playboy Enterprises, Inc. - Class B*,#	490,105
Racetracks - 1.4%
31,645	Penn National Gaming, Inc.*	1,819,588
Real Estate Management/Services - 0.7%
25,160	CB Richard Ellis Group, Inc.*	878,587
Real Estate Operating/Development - 0.9%
28,680	St. Joe Co.#	1,162,687
Reinsurance - 1.1%
412	Berkshire Hathaway, Inc. - Class B*	1,484,848
REIT - Mortgages - 0.8%
55,342	CapitalSource, Inc.#	1,051,498
Rental Auto/Equipment - 0.4%
24,840	Hertz Global Holdings, Inc.*	556,168
Respiratory Products - 1.9%
54,335	Respironics, Inc.*	2,485,826
Retail - Apparel and Shoe - 2.2%
20,700	Abercrombie & Fitch Co. - Class A	1,446,929
9,515	J. Crew Group, Inc.*	478,605
21,020	Nordstrom, Inc.	1,000,132
		2,925,666
Retail - Office Supplies - 1.3%
75,997	Staples, Inc.	1,749,451
Schools - 0.4%
8,837	Apollo Group, Inc. - Class A*	522,355
Semiconductor Components/Integrated Circuits - 2.8%
100,965	Cypress Semiconductor Corp.*	2,530,182
70,800	Marvell Technology Group, Ltd.*	1,274,400
		3,804,582
Telecommunication Equipment - 0.8%
18,840	CommScope, Inc.*	1,025,461
Telecommunication Services - 2.4%
42,475	Amdocs, Ltd. (U.S. Shares)*	1,537,171
14,170	SAVVIS, Inc.*	532,225
56,295	Time Warner Telecom, Inc. - Class A*	1,100,567
		3,169,963
Therapeutics - 1.8%
37,450	Gilead Sciences, Inc.*	1,394,263
55,085	MannKind Corp.*,#	581,698
6,850	United Therapeutics Corp.*,#	475,116
		2,451,077
Toys - 0.5%
27,395	Marvel Entertainment, Inc.*	663,781
Transportation - Equipment and Leasing - 0.4%
12,375	GATX Corp.	561,330
Transportation - Railroad - 0.8%
20,600	Canadian National Railway Co. (U.S. Shares)	1,073,878
Transportation - Services - 1.5%
17,420	C.H. Robinson Worldwide, Inc.	847,483
25,430	Expeditors International of Washington, Inc.	1,136,212
		1,983,695

See Notes to Schedules of Investments and Financial Statements.
34 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Transportation - Truck - 0.6%
16,575	Landstar System, Inc.	$753,500
Web Hosting/Design - 0.7%
10,890	Equinix, Inc.*,#	946,450
Wireless Equipment - 2.6%
97,980	Crown Castle International Corp.*	3,551,775
Total Common Stock (cost $89,977,516)		130,415,357
Money Markets - 2.7%
2,716,947	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	2,716,947
903,000	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	903,000
Total Money Markets (cost $3,619,947)		3,619,947
Other Securities - 6.0%
8,017,426	Allianz Dresdner Daily Asset Fund† (cost $8,017,426)	8,017,426
Total Investments (total cost $101,614,889) – 105.9%		142,052,730
Liabilities, net of Cash, Receivables and Other Assets – (5.9)%		(7,861,250)
Net Assets – 100%		$134,191,480

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$4,045,692	2.8%
Brazil	1,174,991	0.8%
Canada	4,731,885	3.3%
Cayman Islands	684,984	0.5%
China	285,838	0.2%
Hong Kong	964,864	0.7%
Ireland	1,841,751	1.3%
South Africa	390,096	0.3%
Switzerland	284,531	0.2%
United Kingdom	1,537,171	1.1%
United States††	126,110,927	88.8%
Total	$142,052,730	100.0%

††Includes Short-Term Securities and Other Securities (80.6% excluding Short-Term Securities and Other Securities).

Value
Schedule of Written Options - Calls
Kyphon, Inc. expires August 2007 83 contracts exercise price $50.00	$(136,120)
Total Written Options - Calls (Premiums received $43,558)	$(136,120)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 35

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Snapshot

A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade

co-portfolio manager

Brian Schaub

co-portfolio manager

Performance Overview

Small- and mid-cap growth stocks performed admirably during the 12-month period ended July 31, 2007. The Russell 2500TM Growth Index returned 19.88%, modestly outperforming its large-cap growth peer, the Russell 1000® Growth Index, which returned 19.47%. We are pleased to report that Janus Adviser Small-Mid Growth Fund's Class S Shares advanced 29.20% outperforming the Fund's benchmark, the Russell 2500TM Growth Index, by 9.32%.

For most of the 12-month period, the markets shrugged off spiking gasoline prices, the largest one-day sell-off in the Shanghai Composite Index and concerns about weakening U.S. consumer spending. Instead, investors chose to focus on the large amount of liquidity in the market and the almost daily announcements of public companies being taken private. In mid-July 2007, concerns about subprime lending and liquidity in the financial sector took center stage, causing a broad-based sell-off in the market. Although we typically avoid tracking short-term performance, we were encouraged that the Fund performed especially well relative to its benchmark during this time of uncertainty.

Investment Philosophy

Since taking over management of the Fund on July 1, 2006, we have focused our attention on finding high-quality small- and mid-cap growth stocks with sustainable competitive advantages that we believe offer superior return potential over the long term. We believe what sets us apart is a well thought out investment philosophy; a process that seeks to control risk; a talented, stable and hard working team of research analysts; and virtually unlimited resources to conduct research.

The Concepts of Competitive Advantage and Pricing Power

At the core of our investment philosophy is the concept of competitive advantage. We believe companies with competitive advantages are more likely to have superior long-term growth prospects, the opportunity to expand margins, and high and increasing returns on invested capital. These ingredients, coupled with an attractive valuation, typically make for a good stock. One way to measure a company's competitive advantage is to consider the barriers that a new entrant must overcome to break into a market. Another method is to consider how well-positioned a company is relative to its customers and suppliers. Patents, proprietary products that are difficult or impossible to recreate, a diverse and powerless base of suppliers, and long-term contractual customer relationships are attributes that make for a well-positioned company from a competitive advantage standpoint. In general, we have learned that the best measure of a company's competitive advantage is its ability to raise prices. If we could ask only one question of the many management teams we meet, without a doubt it would be, "Are you able to raise prices?"

Intuitive Surgical, Equinix and MarketAxess Added to Performance

Intuitive Surgical, the maker of the da Vinci Surgical System, was a solid performer during the period. Intuitive Surgical continued to experience healthy demand for its da Vinci robotic surgery system, which we believe is transforming the surgical landscape. With its revolutionary technology, the da Vinci robot has enabled many complex procedures to be performed on a minimally invasive basis, which typically results in better clinical outcomes for patients. As a result, system placements continued to climb, driving strong revenue and earnings growth during the period. Intuitive Surgical experienced even stronger growth from sales of consumable instruments, as core procedures such as da Vinci Prostatectomy (dVP) and new procedures such as da Vinci Hysterectomy (dVH) gained further traction in the market. In line with our investment process, Intuitive Surgical holds up well to our competitive advantage analysis: there are no competing products on the market and the company has a very solid intellectual property platform. We believe Intuitive Surgical will be able to maintain its technological lead as the company continues to invest in research and development to uncover other surgical procedures suitable for the da Vinci system. The stock delivered a 123.33% return during the period and was still held in the Fund at period-end.

The Fund's investments in the technology sector also performed notably well. Equinix was a standout performer during the 12-month period. The company owns and operates data centers that provide Internet exchange services to networks, Internet content providers and enterprises. The data center business model has benefited from continued growth in Internet usage, driven by the emergence of Internet video sites such as YouTube and social media sites such as MySpace. In recent years, Equinix has enjoyed a resurgence, after significant overbuilding during the Internet bubble resulted in many data center owners filing for bankruptcy protection. These bankruptcy filings had the effect of rationalizing the amount of data center space and allowing demand to catch up with supply. Over the past several quarters, Equinix has consistently raised the prices it charges customers. We believe this is the ultimate sign that the company is well positioned and that demand remains healthy. Equinix delivered a 65.92% return during the 12-month period.

The financial sector suffered from the dramatic demise of several subprime mortgage lenders during the period. The Fund successfully avoided the subprime space and was able to find attractive investment ideas within the sector. MarketAxess Holdings performed especially well, delivering a 63.48% return. MarketAxess operates an electronic platform for high-grade corporate and emerging markets bond trading. We believe that electronic trading will take market share in bond markets just as it has in equity markets. With a significant first-mover advantage and a product that is seemingly liked by both broker-dealers and institutional investors, we feel MarketAxess is in an enviable

36 Janus Adviser Series July 31, 2007

(unaudited)

position. As the company grew during the period, it created significant network effects as the number of broker-dealers and institutional investors on the platform continued to increase. This network effect is a barrier to entry that, in our estimation, will make it very hard for competitors to penetrate the market. For this reason, MarketAxess remains an attractive acquisition target for other companies like the investment banks and Bloomberg, many of whom participate in bond trading. We remain optimistic about MarketAxess' long-term prospects, but after the stock's strong run we trimmed the Fund's position during the period.

Certain Biotech and Internet Software Stocks Negatively Impacted Returns

Adolor, a biotechnology company, was dealt a devastating blow when its leading product in development was found to be unsafe. Entereg, an experimental drug for the treatment of gastrointestinal disease that often accompanies the use of narcotic medications such as codeine, caused increased rates of heart attack, tumors and bone fractures in a year-long study of 538 patients taking the drug. This news resulted in a 58.72% one-day drop in Adolor's share price and all but ensured that Entereg will never make it to market. We sold Adolor from the Fund entirely.

Another laggard was Japanese company E-Seikatsu. The Company offers a web-based subscription service to real estate agents in Japan to help manage rental apartment listings. The Japanese real estate market is quite different than the U.S. market in that the majority of the Japanese population lives in rented apartments instead of owning their own residential property. Additionally, Japanese real estate agents, unlike their U.S. peers, have been slow to adopt technology, and instead have managed all of their listings using an inefficient and cumbersome paper-based system. While we believe the company offers a compelling product that continues to gain traction with real estate agents, a system glitch caused the company to suspend sales for approximately one month in late 2006. This setback forced E-Seikatsu's management to lower financial guidance in January 2007. We continue to be enthusiastic about the company's long-term prospects despite a 52.59% decline in the share price over the 12-month period.

Summary

In conclusion, we would like to reinforce that we are investors in the retail version of the Fund, so our interests are closely aligned with yours. We pledge to you that we will manage the capital committed to the Fund in a responsible and disciplined manner that we believe will generate consistent long-term results. While the current market environment is uncertain, we believe that there will continue to be attractive small- and mid-cap investment ideas suitable for Janus Adviser Small-Mid Growth Fund. We look forward to updating you on the performance of the Fund in another six months.

Thank you for your investment in Janus Adviser Small-Mid Growth Fund.

Janus Adviser Small-Mid Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Intuitive Surgical, Inc.	1.95%
Equinix, Inc.	1.67%
Horizon Lines, Inc. - Class A	1.49%
NAVTEQ Corp.	1.27%
MarketAxess Holdings, Inc.	1.25%

5 Largest Detractors from Performance – Holdings

Contribution
Adolor Corp.	(0.46)%
E-Seikatsu Company, Ltd.	(0.45)%
Nelnet, Inc. - Class A	(0.30)%
Terremark Worldwide, Inc.	(0.29)%
Corporate Executive Board Co.	(0.28)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Consumer Discretionary	7.44%	16.37%	17.65%
Information Technology	7.39%	20.98%	20.67%
Industrials	6.95%	22.80%	16.68%
Health Care	3.73%	19.12%	18.02%
Financials	1.45%	8.48%	10.61%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Consumer Staples	(0.05)%	0.89%	2.17%
Utilities	0.00%	0.00%	0.59%
Materials	0.08%	0.21%	5.01%
Energy	0.64%	4.46%	6.82%
Telecommunication Services	1.17%	6.67%	1.79%

Janus Adviser Series July 31, 2007 37

Janus Adviser Small-Mid Growth Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

SBA Communications Corp. - Class A Wireless Equipment	2.3%
Forward Air Corp. Transportation - Truck	2.1%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	1.7%
Intuitive Surgical, Inc. Medical Instruments	1.7%
Respironics, Inc. Respiratory Products	1.6%
9.4%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 5.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

38 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007						Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Small-Mid Growth Fund - Class A Shares						15.80%	1.35	%(a)
NAV	10.34%	29.50%		17.46%
MOP	3.96%	22.05%		14.03%
Janus Adviser Small-Mid Growth Fund - Class C Shares						17.57%	2.11	%(a)
NAV	9.78%	28.52%		16.65%
CDSC	8.68%	27.16%
Janus Adviser Small-Mid Growth Fund - Class I Shares	10.48%	29.87%		16.62%		11.37%	1.19	%(b)
Janus Adviser Small-Mid Growth Fund - Class R Shares	10.01%	28.90%		16.86%		20.99%	1.84	%(c)
Janus Adviser Small-Mid Growth Fund - Class S Shares	10.22%	29.20%		17.16%		19.38%	1.59	%(c)
Russell 2500TM Growth Index	6.64%	19.88%		10.58%
Lipper Quartile - Class S Shares	–	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Small-Cap Growth Funds	–	26/569		12/517

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 39

Janus Adviser Small-Mid Growth Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflects the performance of the Fund's respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, without the effect of any fee and expense limitation or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - August 1, 2005

40 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,063.00	$6.85
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.71
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,058.90	$10.67
Hypothetical (5% return before expenses)	$1,000.00	$1,014.43	$10.44
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,064.50	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,060.40	$9.40
Hypothetical (5% return before expenses)	$1,000.00	$1,015.67	$9.20
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,061.70	$8.08
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90

*Expenses are equal to the annualized expense ratio of 1.34% for Class A Shares, 2.09% for Class C Shares, 1.09% for Class I Shares, 1.84% for Class R Shares and 1.58% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 41

Janus Adviser Small-Mid Growth Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 95.9%
Advertising Sales - 1.1%
730	Lamar Advertising Co.	$43,457
Aerospace and Defense - 3.2%
1,030	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	44,527
1,220	Spirit Aerosystems Holdings, Inc.*	44,286
1,000	TransDigm Group, Inc.*	41,200
		130,013
Apparel Manufacturers - 1.0%
3,290	Quiksilver, Inc.*	42,211
Applications Software - 0.7%
1,300	Red Hat, Inc.*	27,066
Auction House - Art Dealer - 0.8%
490	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	31,948
Audio and Video Products - 0.9%
1,780	DTS, Inc.*	37,309
Building - Mobile Home and Manufactured Homes - 1.0%
1,015	Thor Industries, Inc.	41,635
Building - Residential and Commercial - 0.1%
300	MRV Engenharia e Participacoes S.A.*	4,922
Casino Services - 1.4%
1,670	Scientific Games Corp. - Class A*,#	57,298
Chemicals - Plastics - 0.6%
1,215	Metabolix, Inc.*	26,718
Commercial Banks - 2.1%
970	East West Bancorp, Inc.	35,560
1,250	Westamerica Bancorporation#	51,163
		86,723
Commercial Services - 2.4%
1,145	CoStar Group, Inc.*	58,395
1,440	Iron Mountain, Inc.*	38,578
		96,973
Commercial Services - Finance - 1.3%
410	Bankrate, Inc.*	18,389
1,220	Jackson Hewitt Tax Service, Inc.	33,184
		51,573
Computer Services - 1.9%
880	Ceridian Corp.*	29,832
1,005	IHS, Inc. - Class A*	47,657
		77,489
Computer Software - 0.8%
1,360	Omniture, Inc.*	31,076
Data Processing and Management - 1.2%
925	NAVTEQ Corp.*	50,070
Diagnostic Equipment - 0.5%
720	Immucor, Inc.	22,435
Diagnostic Kits - 1.1%
435	IDEXX Laboratories, Inc.*	43,613
Distribution/Wholesale - 2.9%
1,465	MWI Veterinary Supply, Inc.*	56,652
2,455	NuCo2, Inc.	62,037
		118,689

Shares or Principal Amount		Value
Diversified Operations - 2.3%
1,005	Crane Co.	$46,090
21,000	Melco International Development, Ltd.ß,oo	30,349
50,936	Polytec Asset Holdings, Ltd.§	16,781
		93,220
Electronic Components - Semiconductors - 4.9%
13,594	ARM Holdings PLC	40,356
1,065	International Rectifier Corp.*	39,096
1,350	IPG Photonics Corp.*	25,880
1,005	Microchip Technology, Inc.	36,492
935	Microsemi Corp.*	21,795
1,525	SiRF Technology Holdings, Inc.*	35,746
		199,365
Electronic Connectors - 0.9%
1,125	Amphenol Corp. - Class A	38,543
Electronic Measuring Instruments - 1.3%
1,580	Trimble Navigation, Ltd.*	52,187
Energy - Alternate Sources - 1.5%
1,635	JA Solar Holdings Company Ltd. (ADR)*,**	59,906
Finance - Consumer Loans - 1.0%
2,375	Nelnet, Inc. - Class A	41,088
Finance - Other Services - 1.0%
2,430	MarketAxess Holdings, Inc.*	40,362
Firearms and Ammunition - 1.5%
3,175	Sturm Ruger and Company, Inc.*	62,008
Footwear and Related Apparel - 0.9%
1,375	Wolverine World Wide, Inc.	37,208
Human Resources - 1.0%
1,245	Resources Connection, Inc.*	40,425
Internet Applications Software - 0.7%
33	E-Seikatsu Company, Ltd.*	29,532
Internet Content - Information/News - 0.5%
265	Dice Holdings, Inc.*	3,180
4,025	Harris Interactive, Inc.*	18,032
		21,212
Machinery - General Industrial - 0.9%
78,000	Shanghai Electric Group Company, Ltd.	36,670
Medical - Drugs - 1.5%
3,140	Achillion Pharmaceuticals, Inc.*	19,060
1,620	Array BioPharma, Inc.*	16,281
1,175	Cubist Pharmaceuticals, Inc.*	27,095
		62,436
Medical Instruments - 4.1%
330	Intuitive Surgical, Inc.*	70,161
890	Kyphon, Inc.*	58,402
465	Ventana Medical Systems, Inc.*	38,753
		167,316
Medical Products - 2.1%
120	Nobel Biocare Holding A.G.	36,131
1,805	Tomotherapy, Inc.*	48,915
		85,046
Oil and Gas Drilling - 1.5%
1,895	Helmerich & Payne, Inc.	61,341

See Notes to Schedules of Investments and Financial Statements.
42 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 1.7%
860	Carrizo Oil & Gas, Inc.*	$31,450
17,345	Gasco Energy, Inc.*,#	39,026
		70,476
Physician Practice Management - 2.0%
835	Healthways, Inc.*,**	36,490
865	Pediatrix Medical Group, Inc.*	46,675
		83,165
Power Converters and Power Supply Equipment - 0%
1,000	China High Speed Transmission Equipment Group Company, Ltd.*	1,901
Printing - Commercial - 1.2%
1,435	VistaPrint, Ltd.*	49,005
Real Estate Operating/Development - 1.5%
2,500	Rodobens Negocios Imobiliarios S.A.	30,266
735	St. Joe Co.	29,797
		60,063
Recreational Centers - 0.5%
415	Life Time Fitness, Inc.*	21,339
REIT - Mortgages - 0.8%
1,648	CapitalSource, Inc.	31,312
Respiratory Products - 1.6%
1,395	Respironics, Inc.*	63,821
Retail - Apparel and Shoe - 2.2%
575	Abercrombie & Fitch Co. - Class A	40,193
1,492	Lululemon Athletica, Inc.	47,952
		88,145
Retail - Computer Equipment - 0.9%
950	GameStop Corp. - Class A*	38,333
Retail - Petroleum Products - 0.9%
930	World Fuel Services Corp.	38,028
Retail - Restaurants - 1.1%
515	Chipotle Mexican Grill, Inc. - Class A*	45,495
Retail - Sporting Goods - 0.4%
500	Zumiez, Inc.*	18,495
Schools - 2.1%
1,249	Kroton Educacional S.A.*	28,319
380	Strayer Education, Inc.	57,581
		85,900
Semiconductor Components/Integrated Circuits - 1.7%
2,825	Cypress Semiconductor Corp.*	70,795
Telecommunication Services - 5.7%
1,185	Amdocs, Ltd. (U.S. Shares)*	42,885
4,835	FiberTower Corp.*	17,019
2,050	NeuStar, Inc. - Class A*	59,122
1,535	SAVVIS, Inc.*	57,655
2,775	Time Warner Telecom, Inc. - Class A*	54,251
		230,932
Theaters - 1.1%
1,730	National Cinemedia, Inc.*	43,077
Therapeutics - 2.6%
435	Amylin Pharmaceuticals, Inc.*	20,232
2,210	MannKind Corp.*,#	23,338
1,790	MGI Pharma, Inc.*	44,803

Shares or Principal Amount		Value
Therapeutics - (continued)
640	Theravance, Inc.*	$17,133
		105,506
Transactional Software - 2.2%
3,015	Innerworkings, Inc.*,#	40,250
2,605	Solera Holdings, Inc.*	48,714
		88,964
Transportation - Equipment and Leasing - 1.3%
1,155	GATX Corp.	52,391
Transportation - Services - 1.7%
845	C.H. Robinson Worldwide, Inc.	41,109
9,000	Integrated Distribution Services Group, Ltd.	27,804
		68,913
Transportation - Truck - 4.0%
2,565	Forward Air Corp.	87,389
2,370	Heartland Express, Inc.	35,337
1,345	Old Dominion Freight Line, Inc.*	38,817
		161,543
Veterinary Diagnostics - 1.2%
1,265	VCA Antech, Inc.*	49,765
Web Hosting/Design - 2.6%
705	Equinix, Inc.*	61,271
7,155	Terremark Worldwide, Inc.*,#	43,002
		104,273
Wireless Equipment - 2.3%
2,780	SBA Communications Corp. - Class A*	92,630
Total Common Stock (cost $3,559,576)		3,913,350
Money Markets - 1.1%
43,182	Janus Institutional Cash Management Fund - Institutional Shares, 5.35% (cost $43,182)	43,182
Other Securities - 4.9%
198,594	Allianz Dresdner Daily Asset Fund† (cost $198,594)	198,594
Total Investments (total cost $3,801,352) – 101.9%		4,155,126
Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(77,367)
Net Assets – 100%		$4,077,759

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$49,005	1.2%
Brazil	108,034	2.6%
Canada	79,900	1.9%
Cayman Islands	16,781	0.4%
China	98,477	2.4%
Hong Kong	58,153	1.4%
Japan	29,532	0.7%
Switzerland	36,131	0.9%
United Kingdom	83,241	2.0%
United States††	3,595,872	86.5%
Total	$4,155,126	100.0%

†† Includes Short-Term Securities and Other Securities (80.7% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 43

Janus Adviser Small-Mid Growth Fund

Schedule of Investments

As of July 31, 2007

Value
Schedule of Written Options - Calls
Healthways, Inc. expires August 2007 8 contracts exercise price $50.00	$(200)
JA Solar Holdings Company, Ltd. (ADR) expires August 2007 8 contracts exercise price $35.00	(3,280)
Total Written Options - Calls (Premiums received $4,688)	$(3,480)

See Notes to Schedules of Investments and Financial Statements.
44 Janus Adviser Series July 31, 2007

Janus Adviser Growth and Income Fund (unaudited)

Stocks continued to advance in the fiscal year ended July 31, 2007, with the S&P 500® Index, the Fund's primary benchmark, returning 16.13% and the Russell 1000® Growth Index, the secondary benchmark, returning 19.47%. The Fund's Class S Shares gained 17.31%.

Fund Snapshot

This conservative growth fund combines core holdings and opportunistic companies with income-oriented securities, seeking to deliver consistent returns through all types of market conditions.

Minyoung Sohn

portfolio manager

Market Overview

The new fiscal year started on a wild ride and continued through the end of the period, as the stock market moved down sharply in volatile trading sessions due to evidence that problems in the subprime mortgage market extended into the credit market. This fueled much of the leveraged buyout boom by providing cheap financing with few or no covenants. The support of the "private equity put," or the view that even underperforming investments had limited downside because private equity firms would target them for purchase, began to disappear. Investors questioned whether previously announced deals would close and attention turned to the large pipeline of committed financing (estimated to exceed $300 billion), which had yet to be placed in the bond market. More recently, significant losses at high-profile hedge funds that used computer models to invest in market-neutral portfolios were reported. As these strategies failed, the market had to absorb the heavy program selling as these funds were forced to unwind their positions.

While I expect that the market will continue to be jolted by news and rumors of continued failures, I believe that the key investment question is whether these problems will spill over into the broader economy. I believe that these problems are largely confined to the financial markets and that the fundamental economic picture is one of relatively attractive stock multiples and resilient corporate earnings against a slowing, but stabilizing U.S. economy. Although the U.S. economic picture remained clouded, the economic growth in the rest of the world remained robust and highlighted the importance of globalization as an investment theme.

Stocks that helped performance in the period

The Fund's holding in EMC Corp. was the largest contributor, gaining around 82% in the period. EMC is the leading provider of information storage systems. The company also owns VMware, the leading provider of virtualization software, a critical tool used to consolidate servers in corporate data centers. The investment in EMC last summer was based on my estimate of the company's intrinsic value using a sum-of-the-parts approach. When I established the position in EMC, the company was trading at approximately $10 per share and its total market capitalization was only slightly more than $20 billion. My analysis of VMware suggested that VMware itself was worth at least $10 billion, implying that all of the rest of EMC was worth $10 billion, or only 1 times its revenue base, a very attractive valuation given the high profit margin of its storage business. I bought the stock aggressively as it approached $10, and the average purchase price in the Fund was approximately $11 at period-end. Over the past year, I believe EMC shares significantly outperformed the market due to improving storage fundamentals, as well as the company's announcement that it will offer 10% of VMware in an initial public offering (IPO). At the end of the period, I still held a portion of the position in EMC because I believe that the VMware IPO may result in continued multiple expansions of EMC.

Bharti Airtel, which operates its mobile phone service under the brand "Airtel," is the largest player in India with approximately 20% market share. Bharti shares gained 172% in the period and were the second largest contributor to performance. I bought the position in Bharti in March 2006 because I was bullish on the Indian wireless opportunity. I noted that in India, only 10% of the population had cell phone service, compared to 70% to 100% levels in markets such as the U.S. and Europe. India's wireless penetration is low even by emerging market standards, compared to countries such as Brazil (52%), China (34%) or Russia (100%).1 When I initiated the position I believed that the Indian market could be 300 million subscribers by 2010 and that Bharti could grow at an even faster rate by taking market share from its competitors. As I tracked the Indian wireless industry over the past year, I have been impressed that the market consistently grew faster than I had expected. Whereas I previously thought that 25% of the Indian population would have wireless service by 2010, I now believe that this could exceed 30%. Accordingly, I have increased the five-year target for Indian wireless subscribers by 100 million to approximately 400 million. While Bharti stock is expensive on an earnings multiple basis, I believe that it is justified by its growth prospects. I am holding the position in Bharti, which I believe is one of the best growth stories in the Fund.

Stocks which hurt performance in the period

The Fund's holding in Advanced Micro Devices (AMD) was the largest detractor, with the shares declining approximately 30% in the period. I bought the position in AMD in 2004 due to our analysis of its product roadmap, which I believed would position the company to gain market share in the microprocessor industry versus Intel. The stock was among the Fund's largest contributors in 2005 due to strong sales and earnings growth and the prospect

Janus Adviser Series July 31, 2007 45

Janus Adviser Growth and Income Fund (unaudited)

for continued share gains. However, I underestimated Intel's ability to use its manufacturing advantage to pressure AMD's business while Intel prepared to launch its own new product family. AMD's results in 2006 were significantly lower than my expectations due to a price war which swung the company into losses. The company's disappointing earnings results were exacerbated by the acquisition of ATI Technology. Although strategically sound, AMD exposed its relatively weak balance sheet by incurring significantly more debt to fund the purchase. Later this year, AMD intends to introduce its new architecture, which should refresh its product portfolio for the server, desktop and mobile markets. Although I reduced the position in AMD to reflect current challenges, I still believe that the microprocessor industry is moving to a duopoly structure where AMD will be able to capture 20% to 30% share in every major segment of the market.

Closing comments

I continue to believe that the current financial turmoil will not bleed into the broader economy. If there is a silver lining in this turmoil, it is that it should validate the bottom-up stock picking process using human-based fundamental analysis. To the extent that this market is a stock picker's market, this should be a winning strategy.

Thank you for investing in Janus Adviser Growth and Income Fund.

1Source: Merrill Lynch report "Global Wireless Matrix 3Q06: GEMs Continue to Shine" published January 9, 2007.

Janus Adviser Growth and Income Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
EMC Corp.	1.95%
Bharti Airtel, Ltd.	1.64%
Daewoo Shipbuilding & Marine Engineering Company, Ltd.	1.18%
NVIDIA Corp.	1.04%
Align Technology, Inc.	1.01%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(1.45)%
Spansion, Inc. - Class A	(0.32)%
Melco International Development, Ltd.	(0.29)%
SanDisk Corp.	(0.28)%
Yahoo!, Inc.	(0.25)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Consumer Discretionary	4.00%	13.70%	10.35%
Industrials	3.33%	12.36%	10.96%
Information Technology	2.89%	23.21%	15.19%
Energy	2.64%	18.15%	10.02%
Health Care	2.27%	10.23%	12.21%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Utilities	(0.01)%	0.01%	3.53%
Financials	0.13%	11.37%	21.75%
Consumer Staples	0.83%	6.82%	9.42%
Materials	1.05%	2.48%	3.02%
Telecommunication Services	1.66%	1.68%	3.55%

46 Janus Adviser Series July 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

General Electric Co. Diversified Operations	3.0%
EMC Corp. Computers - Memory Devices	2.8%
EnCana Corp. (U.S. Shares) Oil Companies - Exploration and Production	2.5%
CVS/Caremark Corp. Retail - Drug Store	2.4%
Hess Corp. Oil Companies - Integrated	2.3%
13.0%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 10.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

Janus Adviser Series July 31, 2007 47

Janus Adviser Growth and Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007								Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Growth and Income Fund - Class A Shares								1.09%	1.09	%(a)
NAV	7.70%	17.62%		11.42%		8.87%
MOP	1.49%	10.80%		10.23%		8.24%
Janus Adviser Growth and Income Fund - Class C Shares								1.66%	1.66	%(a)
NAV	7.25%	16.71%		10.84%		8.40%
CDSC	6.18%	15.62%
Janus Adviser Growth and Income Fund - Class I Shares	7.87%	17.81%		11.42%		8.87%		0.76%	0.76	%(b)
Janus Adviser Growth and Income Fund - Class R Shares	7.43%	17.05%		11.16%		8.69%		1.50%	1.50	%(c)
Janus Adviser Growth and Income Fund - Class S Shares	7.60%	17.31%		11.42%		8.87%		1.23%	1.23	%(c)
S&P 500® Index	3.64%	16.13%		11.81%		4.50%
Russell 1000® Growth Index	6.45%	19.47%		10.18%		1.85%
Lipper Quartile - Class S Shares	–	1	st	2	nd	1	st
Lipper Ranking - Class S Shares based on total returns for Large-Cap Core Funds	–	192/812		168/565		3/317

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

48 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to November 28, 2005. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

May 7, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not actively managed and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - May 1, 1998

Janus Adviser Series July 31, 2007 49

Janus Adviser Growth and Income Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,073.40	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.06
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,069.00	$9.08
Hypothetical (5% return before expenses)	$1,000.00	$1,016.02	$8.85
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,075.00	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,070.70	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.40
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,072.40	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.16

*Expenses are equal to the annualized expense ratio of 1.01% for Class A Shares, 1.77% for Class C Shares, 0.72% for Class I Shares, 1.48% for Class R Shares and 1.23% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

50 Janus Adviser Series July 31, 2007

Janus Adviser Growth and Income Fund

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 85.1%
Advertising Sales - 0.9%
36,120	Lamar Advertising Co.	$2,150,224
Aerospace and Defense - 2.4%
36,415	Boeing Co.	3,766,404
50,770	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	2,194,787
		5,961,191
Applications Software - 1.1%
34,448	Infosys Technologies, Ltd.	1,674,402
80,659	Satyam Computer Services, Ltd.	952,712
		2,627,114
Automotive - Cars and Light Trucks - 0.4%
60,225	Tata Motors, Ltd.	1,028,567
Building and Construction - Miscellaneous - 0.1%
17,280	Insituform Technologies, Inc.*,#	285,466
Coal - 0.8%
49,164	Peabody Energy Corp.#	2,077,671
Commercial Banks - 0.9%
63,360	Commerce Bancorp, Inc.	2,119,392
Commercial Services - Finance - 0.7%
90,180	Western Union Co.	1,799,091
Computers - 1.5%
4,405	Apple, Inc.*	580,403
115,100	Dell, Inc.*	3,219,347
		3,799,750
Computers - Integrated Systems - 0.3%
94,420	Bank Tec (144A)*,oo,§	755,360
Computers - Memory Devices - 2.8%
373,480	EMC Corp.*,**	6,913,115
Cosmetics and Toiletries - 2.0%
81,025	Procter & Gamble Co.	5,012,207
Dental Supplies and Equipment - 0.9%
86,900	Align Technology, Inc.*,#	2,268,090
Diversified Operations - 3.4%
191,837	General Electric Co**	7,435,603
692,000	Melco International Development, Ltd.ß,oo	1,000,079
		8,435,682
Electronic Components - Semiconductors - 8.1%
331,620	Advanced Micro Devices, Inc.*,#	4,490,134
74,389	NVIDIA Corp.*	3,404,041
3,160	Samsung Electronics Company, Ltd.	2,080,273
11,301	Samsung Electronics Company, Ltd. (GDR)	3,711,534
256,910	Spansion, Inc. - Class A*	2,725,815
96,515	Texas Instruments, Inc.	3,396,363
		19,808,160
Energy - Alternate Sources - 0.9%
53,780	Suntech Power Holdings Company, Ltd. (ADR)*	2,168,947
Entertainment Software - 1.0%
47,785	Electronic Arts, Inc.*	2,324,262
Filtration and Separations Products - 0.3%
17,170	Pall Corp.	712,898

Shares/Principal/Contract Amounts		Value
Finance - Investment Bankers/Brokers - 5.3%
94,140	Citigroup, Inc.	$4,384,100
137,495	E*TRADE Financial Corp.*	2,546,407
85,125	JP Morgan Chase & Co.	3,746,351
875	MF Global, Ltd.	21,814
43,785	UBS A.G. (U.S. Shares)**	2,411,240
		13,109,912
Finance - Mortgage Loan Banker - 1.7%
71,555	Fannie Mae	4,281,851
Food - Canned - 0.3%
29,328	TreeHouse Foods, Inc.*	657,240
Forestry - 0.8%
28,890	Weyerhaeuser Co.	2,058,124
Gold Mining - 0.6%
45,805	Barrick Gold Corp. (U.S. Shares)	1,506,985
Industrial Automation and Robotics - 0.5%
16,285	Rockwell Automation, Inc.	1,139,787
Instruments - Controls - 0.2%
17,175	Watts Water Technologies, Inc. - Class A	599,579
Internet Infrastructure Software - 0.5%
34,285	Akamai Technologies, Inc.*	1,164,319
Investment Companies - 0.3%
36,212	KKR Private Equity Investors L.P. (U.S. Shares) (144A)*,**	726,487
Investment Management and Advisory Services - 0.4%
37,390	Blackstone Group L.P.*,#	897,734
Machinery - Construction and Mining - 0.6%
18,595	Caterpillar, Inc.	1,465,286
Machinery - General Industrial - 0.5%
2,481,635	Shanghai Electric Group Company, Ltd.	1,166,688
Medical - Drugs - 3.9%
44,835	Merck & Company, Inc.	2,226,058
27,239	Roche Holding A.G.**	4,823,774
29,564	Sanofi-Aventis**	2,471,373
		9,521,205
Medical - HMO - 1.2%
50,565	Coventry Health Care, Inc.*	2,822,033
Medical Products - 0.5%
4,295	Nobel Biocare Holding A.G.**	1,293,186
Multi-Line Insurance - 0.6%
23,255	American International Group, Inc.	1,492,506
Multimedia - 0.7%
80,560	News Corporation, Inc. - Class B#	1,825,490
Non-Hazardous Waste Disposal - 0.3%
17,670	Waste Management, Inc.	671,990
Oil - Field Services - 1.2%
80,130	Halliburton Co.	2,886,283
Oil Companies - Exploration and Production - 3.5%
14,295	Apache Corp.	1,155,608
98,824	EnCana Corp. (U.S. Shares)**	6,026,287
21,580	EOG Resources, Inc.	1,512,758
		8,694,653

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 51

Janus Adviser Growth and Income Fund

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Oil Companies - Integrated - 7.8%
64,300	Exxon Mobil Corp.	$5,473,859
94,097	Hess Corp.	5,758,736
42,544	Petro-Canada	2,320,618
61,571	Suncor Energy, Inc.	5,566,669
		19,119,882
Oil Refining and Marketing - 2.1%
75,735	Valero Energy Corp	5,075,002
Optical Supplies - 0.3%
5,980	Alcon, Inc. (U.S. Shares)**	816,270
Pharmacy Services - 1.3%
65,645	Express Scripts, Inc. - Class A*,#	3,290,784
Radio - 0%
3,140	XM Satellite Radio Holdings, Inc. - Class A*	35,953
Retail - Apparel and Shoe - 1.1%
54,565	Nordstrom, Inc.	2,596,203
Retail - Consumer Electronics - 0.8%
45,435	Best Buy Company, Inc.	2,025,947
Retail - Drug Store - 2.4%
167,535	CVS/Caremark Corp.**	5,895,557
Retail - Jewelry - 1.1%
56,905	Tiffany & Co.	2,745,666
Retail - Major Department Stores - 0.4%
16,090	J.C. Penney Company, Inc.	1,094,764
Retail - Pet Food and Supplies - 0.9%
71,525	PETsMART, Inc.	2,312,403
Shipbuilding - 1.6%
59,760	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	3,889,614
Steel - Producers - 1.7%
251,797	Tata Steel, Ltd.	4,060,326
Super-Regional Banks - 1.1%
89,452	U.S. Bancorp	2,679,087
Telecommunication Equipment - Fiber Optics - 0.4%
41,300	Corning, Inc.*	984,592
Telecommunication Services - 1.8%
197,764	Bharti Airtel, Ltd.*	4,378,460
Television - 1.9%
338,309	British Sky Broadcasting Group PLC	4,543,075
Tobacco - 0.6%
22,750	Altria Group, Inc.	1,512,193
Toys - 1.1%
115,405	Marvel Entertainment, Inc.*	2,796,263
Transportation - Services - 0.7%
23,720	United Parcel Service, Inc. - Class B#	1,796,078
Water - 0.5%
8,809	American States Water Co.	324,964
17,175	Aqua America, Inc.#	375,789
13,440	California Water Service Group	497,280
		1,198,033
Water Treatment Services - 0%
2,575	Basin Water, Inc.*	27,707
Web Portals/Internet Service Providers - 1.7%
180,940	Yahoo!, Inc.*	4,206,855

Shares/Principal/Contract Amounts		Value
Wireless Equipment - 1.7%
16,080	American Tower Corp. - Class A*	$669,893
85,195	Nokia Oyj (ADR)**	2,439,984
26,435	QUALCOMM, Inc.	1,101,018
		4,210,895
Total Common Stock (cost $167,773,056)		209,520,134
Preferred Stock - 1.5%
Metal - Diversified - 0.6%
10,955	Freeport-McMoRan Copper & Gold, Inc., convertible, 6.75%	1,550,680
Money Center Banks - 0.9%
2,248	UBS A.G. New Jersey Branch (U.S. Shares) (144A)§	2,103,476
Total Preferred Stock (cost $3,343,500)		3,654,156
Equity-Linked Structured Notes - 10.3%
Finance - Investment Bankers/Brokers - 7.4%
24,391	Goldman Sachs Group, Inc., convertible (EOG Resources, Inc., Nordstrom, Inc. Rockwell Automation, Inc.) 30.20% (144A)§	2,132,627
2,446,000	Lehman Brothers Holdings, Inc. convertible, (Advanced Micro Devices, Inc., Archer-Daniels- Midland Co., Valero Energy Corp.) 6.01% (144A)§	2,241,514
2,242,000	Lehman Brothers Holdings, Inc. convertible, (Archer-Daniels-Midland Co. Best Buy Company, Inc., Suntech Power Holdings Company, Ltd. (ADR)) 37.06% (144A)§	2,150,078
41,935	Merrill Lynch & Company, Inc. convertible, (Celgene Corp.) 6.97% (144A)§	2,513,165
55,621	Merrill Lynch & Company, Inc. convertible, (Peabody Energy Corp.) 10.50% (144A)§	2,331,076
68,377	Morgan Stanley Co., convertible (Archer-Daniels-Midland Co.) 8.07% (144A)§	2,281,057
4,862	Morgan Stanley Co., convertible (Google, Inc. - Class A), 7.15% (144A)§	2,473,056
2,322	Morgan Stanley Co., convertible, (Melco PBL Entertainment (Macau), Ltd. (ADR) Spansion, Inc. - Class A Suntech Power Holdings Company, Ltd. (ADR)), 46.50% (144A)§	2,162,827
		18,285,400
Special Purpose Entity - 2.9%
106,820	Allegro Investment Corporation S.A. convertible, (Corning, Inc.), 10.40% (144A)**,§	2,530,854
27,754	Allegro Investment Corporation S.A. convertible, (Suncor Energy, Inc. (U.S. Shares)), 8.40% (144A)**,§	2,313,998

See Notes to Schedules of Investments and Financial Statements.
52 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Special Purpose Entity - (continued)
2,168,507	Natixis Financial Products, Inc. convertible, (Amylin Pharmaceuticals, Inc.), 9.05%ß	$2,160,202
		7,005,054
Total Equity-Linked Structured Notes (cost $25,515,879)		25,290,454
Purchased Options - Calls - 1.4%
563	ConocoPhillips, expires January 2009 exercise price $70.00	1,114,740
755	CVS/Caremark Corp., expires January 2010 exercise price $35.00	566,250
302	J.C. Penney Company, Inc., expires January 2010, exercise price $70.00	410,720
453	Nordstrom, Inc., expires January 2010 exercise price $40.00	688,560
403	Procter & Gamble Co., expires January 2008 exercise price $70.00	32,240
431	Procter & Gamble Co., expires January 2009 exercise price $65.00	249,980
472	Texas Instruments, Inc., expires January 2010 exercise price $35.00	378,322
Total Purchased Options - Calls (premiums paid $3,276,227)		3,440,812
Other Securities - 5.1%
12,545,413	Allianz Dresdner Daily Asset Fund† (cost $12,545,413)	12,545,413
Total Investments (total cost $212,454,075) – 103.4%		254,450,969
Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(8,483,201)
Net Assets – 100%		$245,967,768

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$21,814	0.0%
Brazil	2,194,787	0.9%
Canada	15,420,559	6.1%
Cayman Islands	2,168,947	0.8%
China	1,166,688	0.4%
Finland	2,439,984	1.0%
France	2,471,373	1.0%
Hong Kong	1,000,079	0.4%
India	12,094,467	4.7%
Luxembourg	4,844,852	1.9%
Netherlands	726,487	0.3%
South Korea	9,681,421	3.8%
Switzerland	9,344,470	3.7%
United Kingdom	6,646,551	2.6%
United States††	184,228,490	72.4%
Total	$254,450,969	100.0%

††Includes Other Securities (67.5% excluding Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
Euro 10/17/07	200,000	$274,261	$(7,928)
Euro 11/29/07	1,175,000	1,612,819	(19,719)
Swiss Franc 8/15/07	1,325,000	1,104,006	(10,762)
Swiss Franc 11/29/07	1,060,000	889,989	(9,064)
Total		$3,881,075	$(47,473)

Total Return Swaps outstanding at July, 31 2007

Counterparty	Notional Amount	Return Paid by the Fund	Return Received by the Fund	Termination Date	Unrealized Appreciation/ Depreciation
Lehman Brothers	$10,718	1- month S&P 500 Index	1-month Fannie Mae
		plus LIBOR	plus LIBOR
		minus 5 basis points	plus 20 basis points	7/24/08	$(22,214)
Morgan Stanley Capital Services	4,728	1- month S&P 500 Index	1-month Microsoft Corp.
		plus Federal Funds	plus Federal Funds rate
		rate plus 25 basis points		7/24/08	$(27,101)
Total					$(49,315)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 53

Janus Adviser Fundamental Equity Fund (unaudited)

Fund Snapshot

The conservative growth fund relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Minyoung Sohn

portfolio manager

Stocks continued to advance in the fiscal year ended July 31, 2007, with the S&P 500® Index, the Fund's primary benchmark, returning 16.13% and the Russell 1000® Growth Index, the secondary benchmark, returning 19.47%. The Fund lagged both indices, its Class S Shares gaining 15.78%.

Market Overview

The new fiscal year started on a wild ride and continued through the end of the period, as the stock market moved down sharply in volatile trading sessions due to evidence that problems in the subprime mortgage market extended into the credit market. This fueled much of the leveraged buyout boom by providing cheap financing with few or no covenants. The support of the "private equity put," or the view that even underperforming investments had limited downside because private equity firms would target them for purchase, began to disappear. Investors questioned whether previously announced deals would not close and attention turned to the large pipeline of committed financing (which is estimated to exceed $300 billion), which had yet to be placed in the bond market. More recently, reports of significant losses at high profile hedge funds that used computer models to invest in market-neutral portfolios were reported. As these strategies failed, the market had to absorb the heavy program selling as these funds were forced to unwind their positions.

While I expect that the market will continue to be jolted by news and rumors of continued failures, I believe that the key investment question is whether these problems will spill over into the broader economy. I believe that these problems are largely confined to the financial markets and that the fundamental economic picture is one of relatively attractive stock multiples and resilient corporate earnings against a slowing, but stabilizing U.S. economy. Although the U.S. economic picture remained clouded, the economic growth in the rest of the world remained robust and highlighted the importance of globalization as an investment theme.

Stocks that helped performance in the period

The Fund's holding in EMC Corp. was the largest contributor, gaining around 82% in the period. EMC is the leading provider of information storage systems. The company also owns VMware, the leading provider of virtualization software, a critical tool used to consolidate servers in corporate data centers. The investment in EMC last summer was based on our estimate of the company's intrinsic value using a sum-of-the-parts approach. When I established the position in EMC, the company was trading at approximately $10 per share and its total market capitalization was only slightly more than $20 billion. Our analysis of VMware suggested that VMware itself was worth at least $10 billion, implying that all of the rest of EMC was worth $10 billion, or only 1 times its revenue base, a very attractive valuation given the high profit margin of its storage business. I bought the stock aggressively as it approached $10, and the average purchase price in the Fund was approximately $11 at period-end. Over the past year, I believe EMC shares significantly outperformed the market due to improving storage fundamentals, as well as the company's announcement that it will offer 10% of VMware in an initial public offering (IPO). At the end of the period, I still held a portion of the position in EMC because I believe that the VMware IPO may result in continued multiple expansions of EMC.

Stocks which hurt performance in the period

The Fund's holding in Advanced Micro Devices (AMD) was the largest detractor, with the shares declining approximately 30% in the period. I bought the position in AMD in 2004 due to our analysis of its product roadmap, which we believed would position the company to gain market share in the microprocessor industry versus Intel. The stock was among the Fund's largest contributors in 2005 due to strong sales and earnings growth and the prospect for continued share gains. However, I underestimated Intel's ability to use its manufacturing advantage to pressure AMD's business while Intel prepared to launch its own new product family. AMD's results in 2006 were significantly lower than our expectations due to a price war which swung the company into losses. The company's disappointing earnings results were exacerbated by the acquisition of ATI Technology. Although strategically sound, AMD exposed its relatively weak balance sheet by incurring significantly more debt to fund the purchase. Later this year, AMD intends to introduce its new architecture,

54 Janus Adviser Series July 31, 2007

(unaudited)

which should refresh its product portfolio for the server, desktop and mobile markets. Although I reduced the position in AMD to reflect current challenges, I still believe that the microprocessor industry is moving to a duopoly structure where AMD will be able to capture 20% to 30% share in every major segment of the market.

Closing comments

I continue to believe that the current financial turmoil will not bleed into the broader economy. If there is a silver lining in this turmoil, it is that it should validate the bottom-up stock picking process using human-based fundamental analysis. To the extent that this market is a stock picker's market, this should be a winning strategy.

Thank you for investing in Janus Adviser Fundamental Equity Fund.

Janus Adviser Fundamental Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
EMC Corp.	1.77%
Apple, Inc.	1.08%
General Electric Co.	0.89%
First Solar, Inc.	0.82%
Merck & Company, Inc.	0.80%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.70)%
Whole Foods Market, Inc.	(0.39)%
Archer-Daniels-Midland Co.	(0.34)%
Yahoo!, Inc.	(0.29)%
J.C. Penney Company, Inc.	(0.28)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Information Technology	4.56%	21.81%	15.19%
Industrials	3.93%	11.53%	10.96%
Energy	2.70%	17.81%	10.02%
Health Care	2.46%	13.02%	12.21%
Consumer Discretionary	2.21%	8.84%	10.35%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Weighting Fund Contribution	(% of Net Assets)	S&P 500® Index Weighting
Consumer Staples	(0.02)%	6.82%	9.42%
Utilities	(0.01)%	0.01%	3.53%
Telecommunication Services	0.01%	0.05%	3.55%
Materials	0.65%	2.19%	3.02%
Financials	0.65%	17.93%	21.75%

Janus Adviser Series July 31, 2007 55

Janus Adviser Fundamental Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

General Electric Co. Diversified Operations	3.7%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.2%
EMC Corp. Computers - Memory Devices	3.1%
Merck & Company, Inc. Medical - Drugs	2.8%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	2.7%
15.5%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 3.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

56 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007										Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Fundamental Equity Fund - Class A Shares										1.33%	0.96	%(a)
NAV	6.85%	16.25%		12.94%		10.54%		12.83%
MOP	0.72%	9.59%		11.79%		9.98%		12.27%
Janus Adviser Fundamental Equity Fund - Class C Shares										1.96%	1.70	%(a)
NAV	6.26%	15.25%		12.38%		9.91%		12.18%
CDSC	5.19%	14.18%
Janus Adviser Fundamental Equity Fund - Class I Shares	6.86%	16.42%		12.94%		10.54%		12.83%		1.08%	0.71	%(b)
Janus Adviser Fundamental Equity Fund - Class R Shares	6.35%	15.52%		12.67%		10.41%		12.70%		1.77%	1.46	%(c)
Janus Adviser Fundamental Equity Fund - Class S Shares	6.51%	15.78%		12.94%		10.54%		12.83%		1.49%	1.20	%(c)
S&P 500® Index	3.64%	16.13%		11.81%		5.98%		7.73%
Russell 1000® Growth Index	6.45%	19.47%		10.18%		3.35%		5.25%
Lipper Quartile - Class S Shares	–	2	nd	1	st	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Large-Cap Core Funds	–	345/812		43/565		1/268		1/258

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 57

Janus Adviser Fundamental Equity Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to November 28, 2005. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not actively managed and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - May 1, 1997

58 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expenses Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,060.90	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76
Expenses Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,055.50	$8.66
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50
Expenses Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,061.00	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51
Expenses Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,056.40	$7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25
Expenses Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,058.00	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

*Expenses are equal to the annualized expense ratio of 0.95% for Class A Shares, 1.70% for Class C Shares, 0.70% for Class I Shares, 1.45% for Class R Shares and 1.20% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 59

Janus Adviser Fundamental Equity Fund

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 98.0%
Advertising Sales - 1.4%
48,045	Clear Channel Outdoor Holdings, Inc.*	$1,318,835
Aerospace and Defense - 3.0%
18,375	Boeing Co.	1,900,527
19,575	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	846,227
		2,746,754
Agricultural Operations - 0.7%
18,655	Archer-Daniels-Midland Co.	626,808
Building and Construction - Miscellaneous - 0.1%
7,500	Insituform Technologies, Inc.*,#	123,900
Coal - 0.8%
17,585	Peabody Energy Corp.**	743,142
Commercial Banks - 1.7%
47,340	Commerce Bancorp, Inc.#	1,583,523
Commercial Services - Finance - 0.9%
39,520	Western Union Co.	788,424
Computers - 2.5%
12,140	Apple, Inc.*	1,599,566
25,650	Dell, Inc.*	717,431
		2,316,997
Computers - Integrated Systems - 0.3%
35,200	Bank Tec (144A)*,ºº,§	281,600
Computers - Memory Devices - 3.1%
150,805	EMC Corp.*,**	2,791,401
Cosmetics and Toiletries - 1.9%
27,435	Procter & Gamble Co.	1,697,129
Diversified Operations - 3.7%
87,779	General Electric Co.**	3,402,314
Electronic Components - Semiconductors - 5.9%
75,670	Advanced Micro Devices, Inc.*,#	1,024,572
17,045	NVIDIA Corp.*	779,979
1,223	Samsung Electronics Company, Ltd.	805,118
96,525	Spansion, Inc. - Class A*,#	1,024,130
50,365	Texas Instruments, Inc.	1,772,345
		5,406,144
Electronic Forms - 1.7%
38,960	Adobe Systems, Inc.*,**	1,569,698
Energy - Alternate Sources - 1.6%
6,665	First Solar, Inc.*	750,279
17,610	Suntech Power Holdings Company, Ltd. (ADR)*,#	710,211
		1,460,490
Enterprise Software/Services - 1.6%
76,505	Oracle Corp.*	1,462,776
Entertainment Software - 0.9%
17,140	Electronic Arts, Inc.*	833,690
Filtration and Separations Products - 0.3%
7,495	Pall Corp.	311,192
Finance - Credit Card - 1.0%
15,555	American Express Co.	910,590

Shares/Principal/Contract Amounts		Value
Finance - Investment Bankers/Brokers - 9.8%
53,141	Citigroup, Inc.	$2,474,776
52,765	E*TRADE Financial Corp.*	977,208
65,530	JP Morgan Chase & Co.	2,883,975
33,530	Merrill Lynch & Company, Inc.	2,487,926
480	MF Global, Ltd.	11,966
		8,835,851
Finance - Mortgage Loan Banker - 2.4%
37,165	Fannie Mae	2,223,954
Finance - Other Services - 0.7%
5,350	Nymex Holdings, Inc.#	666,075
Food - Canned - 0.4%
16,105	TreeHouse Foods, Inc.*	360,913
Food - Retail - 0.5%
12,900	Whole Foods Market, Inc.#	477,816
Forestry - 1.1%
14,190	Weyerhaeuser Co.*	1,010,896
Gold Mining - 0.7%
18,315	Barrick Gold Corp. (U.S. Shares)	602,564
Instruments - Controls - 0.3%
7,500	Watts Water Technologies, Inc. - Class A	261,825
Internet Infrastructure Software - 0.7%
18,850	Akamai Technologies, Inc.*	640,146
Investment Management and Advisory Services - 0.4%
14,715	Blackstone Group L.P.*,#	353,307
Machinery - Construction and Mining - 0.9%
10,555	Caterpillar, Inc.	831,734
Medical - Biomedical and Genetic - 1.6%
24,105	Celgene Corp.*,**	1,459,799
Medical - Drugs - 5.9%
50,570	Merck & Company, Inc.	2,510,801
12,348	Roche Holding A.G.	2,186,716
8,098	Sanofi-Aventis**	676,944
		5,374,461
Medical - HMO - 2.1%
34,660	Coventry Health Care, Inc.*	1,934,375
Medical Products - 0.6%
1,720	Nobel Biocare Holding A.G.	517,876
Multi-Line Insurance - 1.0%
13,785	American International Group, Inc.	884,721
Multimedia - 0.8%
32,235	News Corporation, Inc. - Class B#	730,445
Non-Hazardous Waste Disposal - 0.4%
8,975	Waste Management, Inc.	341,319
Oil - Field Services - 0.8%
19,905	Halliburton Co.	716,978
Oil and Gas Drilling - 0.7%
6,200	Transocean, Inc. (U.S. Shares)*	666,190
Oil Companies - Exploration and Production - 3.5%
13,365	Apache Corp.	1,080,427
22,565	EnCana Corp. (U.S. Shares)**	1,376,013
9,950	EOG Resources, Inc.**	697,495
		3,153,935

See Notes to Schedules of Investments and Financial Statements.
60 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Oil Companies - Integrated - 9.1%
10,615	ConocoPhillips	$858,117
21,465	Exxon Mobil Corp.	1,827,315
39,210	Hess Corp.	2,399,652
18,755	Marathon Oil Corp.**	1,035,276
22,846	Suncor Energy, Inc.	2,065,520
		8,185,880
Oil Refining and Marketing - 2.3%
31,738	Valero Energy Corp.**	2,126,763
Pharmacy Services - 1.4%
24,745	Express Scripts, Inc. - Class A*,#	1,240,467
Retail - Apparel and Shoe - 1.4%
26,245	Nordstrom, Inc.	1,248,737
Retail - Consumer Electronics - 0.9%
18,130	Best Buy Company, Inc.	808,417
Retail - Drug Store - 2.3%
59,565	CVS/Caremark Corp.**	2,096,092
Retail - Jewelry - 1.4%
26,120	Tiffany & Co.**	1,260,290
Retail - Major Department Stores - 1.1%
14,395	J.C. Penney Company, Inc.#	979,436
Steel - Producers - 1.7%
96,476	Tata Steel, Ltd.	1,555,714
Telecommunication Equipment - Fiber Optics - 1.6%
61,610	Corning, Inc.*,**	1,468,782
Therapeutics - 0.6%
14,330	Gilead Sciences, Inc.*	533,506
Transportation - Railroad - 2.5%
20,255	Canadian National Railway Co. (U.S. Shares)	1,055,893
9,915	Union Pacific Corp.	1,181,273
		2,237,166
Water - 0.6%
3,820	American States Water Co.	140,920
7,500	Aqua America, Inc.#	164,100
5,835	California Water Service Group	215,895
		520,915
Water Treatment Services - 0%
1,130	Basin Water, Inc.*	12,159
Web Portals/Internet Service Providers - 2.0%
77,350	Yahoo!, Inc.*	1,798,388
Wireless Equipment - 0.7%
3,590	American Tower Corp. - Class A*	149,559
17,900	Nokia Oyj (ADR)**	512,656
		662,215
Total Common Stock (cost $76,117,183)		89,155,514
Purchased Options - Calls - 1.3%
175	ConocoPhillips expires January 2009 exercise price $70.00	346,500
280	CVS/Caremark Corp. expires January 2010 exercise price $35.00	210,000
111	J.C. Penney Company, Inc. expires January 2010 exercise price $70.00	150,960

Shares/Principal/Contract Amounts		Value
Purchased Options - Calls - (continued)
167	Nordstrom, Inc. expires January 2010 exercise price $40.00	$253,840
66	Procter & Gamble Co. expires January 2008 exercise price $70.00	5,280
150	Procter & Gamble Co. expires January 2009 exercise price $65.00	87,000
168	Texas Instruments, Inc. expires January 2010 exercise price $35.00	134,657
Total Purchased Options - Calls (premiums paid $1,148,150)		1,188,237
Money Markets - 2.1%
162,024	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	162,024
1,727,873	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	1,727,873
Total Money Markets (cost $1,889,897)		1,889,897
Other Securities - 7.1%
6,489,875	Allianz Dresdner Daily Asset Fund† (cost $6,489,875)	6,489,875
Total Investments (total cost $85,645,105) – 108.5%		98,723,523
Liabilities, net of Cash, Receivables and Other Assets – (8.5)%		(7,714,767)
Net Assets – 100%		$91,008,756

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$11,966	0.0%
Brazil	846,227	0.9%
Canada	5,099,990	5.2%
Cayman Islands	1,376,401	1.4%
Finland	512,656	0.5%
France	676,944	0.7%
India	1,555,714	1.6%
South Korea	805,118	0.8%
Switzerland	2,704,592	2.7%
United States††	85,133,915	86.2%
Total	$98,723,523	100.0%

††Includes Short-Term Securities and Other Securities (77.7% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
Euro 11/29/07	355,000	$487,277	$(5,958)
Total		$487,277	$(5,958)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 61

Janus Adviser Fundamental Equity Fund

Schedule of Investments

As of July 31, 2007

Total Return Swaps outstanding at July, 31 2007

Counterparty	Notional Amount	Return Paid by the Fund	Return Received by the Fund	Termination Date	Unrealized Appreciation/ Depreciation
Lehman Brothers	$392	1- month S&P 500 Index	1-month Fannie Mae
		plus LIBOR	plus LIBOR
		minus 5 basis points	plus 20 basis points	7/24/08	$(8,433)
Morgan Stanley Capital Services	1,575	1- month S&P 500 Index	1-month Microsoft Corp.
		plus Federal Funds rate	plus Federal Funds rate
		plus 25 basis points		7/24/08	(10,112)
Total					$(18,545)

Value
Schedule of Written Options - Calls
Adobe Systems, Inc. expires October 2007 374 contracts exercise price $52.50	$(5,610)
Celgene Corp. expires January 2008 187 contracts exercise price $85.00	(10,285)
Corning, Inc. expires August 2007 600 contracts exercise price $30.00	(1,200)
EOG Resources, Inc. expires January 2008 75 contracts exercise price $100.00	(4,500)
Marathon Oil Corp. expires January 2008 150 contracts exercise price $70.00	(21,000)
Peabody Energy Corp. expires January 2008 150 contracts exercise price $80.00	(750)
Tiffany & Co. expires November 2007 224 contracts exercise price $60.00	(23,520)
Valero Energy Corp. expires January 2008 150 contracts exercise price $100.00	(11,250)
Total Options Written - Calls (Premiums received $165,721)	$(78,115)

See Notes to Schedules of Investments and Financial Statements.
62 Janus Adviser Series July 31, 2007

Janus Adviser Contrarian Fund (unaudited)

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker

portfolio manager

Performance Review

Thank you for your continued investment in Janus Adviser Contrarian Fund. The Fund's Class S Shares returned 36.05% during the 12-month period ended July 31, 2007, outperforming the 16.13% gain of the S&P® 500 Index, the Fund's primary benchmark, and the 22.49% return of the Morgan Stanley Capital International All Country World IndexSM, the Fund's secondary benchmark.

Investment Philosophy and Process

The strategy of the Fund is to invest in high-quality companies when we believe the intrinsic value is not properly reflected in the public markets. I believe that by taking a contrarian position and investing in companies that are out-of-favor or misunderstood, the relationship between risk and reward will often be in our favor due to the fact that much of the "negative news" has already been factored into the valuation of the company. In this way, when our analysis is wrong, the downside should ideally not be as severe because the valuation of the company did not have high embedded expectations. Conversely, when our analysis is correct, there should be an excellent opportunity to generate strong returns. My goal for the Fund is to build a portfolio of companies that offer this asymmetrically positive relationship between risk and reward, which in the long run should generate strong risk-adjusted returns.

I think it is very important to remember that the intrinsic value of a company is a function of the future stream of cash flows over many years, not the earnings that a company may or may not generate in the next quarter or two. The analyst team and I are constantly looking for situations where we believe the market appears overly focused on short-term earnings as opposed to real intrinsic value (the real value of the company rather than its market price), thereby leaving the company undervalued.

As an example, in the January 31, 2007 letter to shareholders, I wrote about the recent purchase of Owens-Illinois (OI), which was added to the portfolio during a very difficult operating environment. With high energy and transportation costs affecting the near-term performance of the company, as well as concerns about the health of its CEO, OI's market value had declined to a level that we believed offered a very compelling investment opportunity. Our analysis suggested that the downside was fully factored into the market price, giving us a very favorable risk-reward. Since the purchase last year, OI has appreciated significantly as its operating cost issues proved temporary and its new CEO, Al Stroucken, continued to build upon the operational improvements set in motion by previous CEO Steve McCracken.

Impact of Private Equity

Over the past year we have witnessed an increasing number of private equity buyers taking companies private, and the Fund has been the beneficiary of some of these "take-out" transactions. As I will explain, however, for Janus Adviser Contrarian Fund investors the impact of this dynamic has been both good and bad. While the Fund has been the recipient of quick gains from some of these transactions, I am not in favor of high-quality companies being taken out of the public markets at valuations that I think do not fully reflect the true intrinsic value of the targeted company. In my view, we have seen this occur most often in management buyouts (MBOs), when the value transfer is substantially in favor of the buyer due to the fact that it is unlikely that management would overpay for the one asset it knows best: its own company. For this reason, while the Fund has been the beneficiary of gains from companies we owned that were recently taken private, it is not always something to celebrate.

An example of this was the recent take-out of Station Casinos, a company that has been a significant position in the Fund for a number of years. While its recent take-out price appears fairly valued based on near-term earnings, I believe the long-term opportunity to create value is substantial. It is therefore unfortunate to see the company taken private, irrespective of the premium we received for our shares.

We have also seen take-outs where we believe the buyer adequately compensated us for the value of our shares, and in those situations I am more comfortable with the take-out. As a recent example, SLM Corporation (Sallie Mae) was taken out at a 50% premium to its market price. I had built a substantial position in Sallie Mae prior to the take-out because our analysis suggested that, even with the political risks of student lending legislation, the valuation of the company relative to its long-term earnings power was very attractive. However, because risks remained, despite the fact that the take-out price of the company was slightly below what we believed the company was worth, we believe the buyers adequately compensated us given the risk they accepted.

Janus Adviser Series July 31, 2007 63

Janus Adviser Contrarian Fund (unaudited)

The companies owned by Janus Adviser Contrarian Fund are ones that I believe are capable of compounding long-term value and I will only sell them when we believe the market value is higher than what we believe to be its intrinsic value. Sometimes the unfortunate consequence of private equity transactions is that we must give up our shares at a value that doesn't always fully reflect our calculation of intrinsic value, even when we are not in favor of the deal. We will nonetheless always do our best to ensure that Fund shareholders receive the best price in a transaction.

Performance

Despite the generally strong performance of the positions in the portfolio, there was weakness in one of the Fund's Japanese financial companies, Mitsubishi UFJ Financial Group. I am extremely comfortable with this position and I took the opportunity to increase the position size. The Indian market has also been weak recently due to rising interest rates as a result of increasing inflation. While I would not be surprised to see the Indian market continue to struggle during this period, I continue to feel very confident in the outlook for the positions that are owned in the Fund.

Conclusion

While my views of the market do not affect the process of investing for Janus Adviser Contrarian Fund, I have become increasingly concerned that the market is not discounting the potential negative impact of the collapse of the U.S. housing market as well as the subprime lending market, and would therefore expect a much more volatile and potentially lower return market in the future. The strategy of the Fund has always been to buy companies anywhere in the world that we believe are undervalued. This is not to say that in weak markets the positions in the Fund will not go down (this was the case in March); however, we attempt to mitigate downside risk by owning companies that do not have high embedded expectations. Despite my continued concerns about potential economic risks, I am confident that the Fund owns high-quality and attractively valued companies that can create long-term economic value.

Thank you for your continued investment in Janus Adviser Contrarian Fund.

64 Janus Adviser Series July 31, 2007

(unaudited)

Janus Adviser Contrarian Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	7.06%
Liberty Global, Inc. - Class A	4.26%
ICICI Bank, Ltd.	2.77%
CapitaLand, Ltd.	2.16%
Ceridian Corp.	1.98%

5 Largest Detractors from Performance – Holdings

Contribution
Mitsubishi UFJ Financial Group, Inc.	(0.48)%
Weyerhaeuser Co.	(0.45)%
Amgen, Inc.	(0.35)%
BJ Services Co.	(0.34)%
E*TRADE Financial Corp.	(0.32)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Materials	10.27%	13.08%	3.02%
Consumer Discretionary	10.17%	18.44%	10.35%
Financials	7.62%	30.25%	21.75%
Energy	3.95%	8.02%	10.02%
Industrials	3.69%	8.43%	10.96%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Telecommunication Services	(0.12)%	0.02%	3.55%
Consumer Staples	0.71%	1.80%	9.42%
Health Care	0.96%	6.78%	12.21%
Information Technology	2.67%	6.30%	15.19%
Utilities	3.25%	6.89%	3.53%

Janus Adviser Series July 31, 2007 65

Janus Adviser Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Owens-Illinois, Inc. Containers - Metal and Glass	5.7%
Liberty Global, Inc. - Class A Broadcast Services and Programming	5.2%
Coventry Health Care, Inc. Medical - HMO	3.8%
Ceridian Corp. Computer Services	3.8%
Tenaga Nasional Berhad Electric - Integrated	3.5%
22.0%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 21.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

66 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007						Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Contrarian Fund - Class A Shares						8.30%	1.25	%(a)
NAV	13.42%	36.30%		22.57%
MOP	6.93%	28.56%		18.99%
Janus Adviser Contrarian Fund - Class C Shares						8.83%	1.98	%(a)
NAV	12.92%	35.35%		21.64%
CDSC	11.79%	34.09%
Janus Adviser Contrarian Fund - Class I Shares	13.65%	36.71%		21.67%		5.97%	0.98	%(b)
Janus Adviser Contrarian Fund - Class R Shares	13.02%	35.58%		21.91%		18.91%	1.71	%(c)
Janus Adviser Contrarian Fund - Class S Shares	13.23%	36.05%		22.23%		15.34%	1.46	%(c)
S&P 500® Index	3.64%	16.13%		10.59%
Morgan Stanley Capital International All Country World IndexSM	8.21%	22.49%		18.29%
Lipper Quartile - Class S Shares	–	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Multi-Cap Core Funds	–	4/856		3/748

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 67

Janus Adviser Contrarian Fund (unaudited)

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund's performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

The Fund held approximately 11.3% of its total investments in Indian securities as of July 31, 2007, and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflects the performance of the Fund's respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, without the effect of any fee and expense limitation or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not actively managed and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - August 1, 2005

68 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,079.40	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,075.00	$10.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.74
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,080.80	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,076.20	$8.75
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,077.50	$7.47
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

*Expenses are equal to the annualized expense ratio of 1.20% for Class A Shares, 1.95% for Class C Shares, 0.95% for Class I Shares, 1.70% for Class R Shares and 1.45% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 69

Janus Adviser Contrarian Fund

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 95.9%
Airport Development - Maintenance - 0.5%
204,951	Macquarie Airports**	$755,134
Automotive - Cars and Light Trucks - 0.6%
50,940	Tata Motors, Ltd.	869,990
85	Tata Motors, Ltd. (ADR)	1,458
		871,448
Broadcast Services and Programming - 8.1%
186,055	Liberty Global, Inc. - Class A*	7,801,286
41,285	Liberty Global, Inc. - Class C*	1,644,794
22,100	Liberty Media Corp. - Capital*	2,529,345
		11,975,425
Building and Construction Products - Miscellaneous - 1.1%
39,155	USG Corp.*,#	1,625,324
Building Products - Cement and Aggregate - 2.5%
71,907	Cemex S.A. de C.V. (ADR)*,#	2,325,473
437,540	Gujarat Ambuja Cements, Ltd.	1,412,457
		3,737,930
Building Products - Wood - 1.2%
63,165	Masco Corp.	1,718,720
Casino Hotels - 0.6%
10,730	Station Casinos, Inc.	928,467
Commercial Banks - 4.6%
65,235	ICICI Bank, Ltd.	1,486,370
63,370	ICICI Bank, Ltd. (ADR)#	2,808,558
145	Mitsubishi UFJ Financial Group, Inc.	1,547,939
137	Mizuho Financial Group, Inc.	968,075
		6,810,942
Computer Services - 3.8%
164,810	Ceridian Corp.*	5,587,059
Computers - 0%
75	IBM Corp.	8,299
Containers - Metal and Glass - 5.7%
211,405	Owens-Illinois, Inc.*	8,451,972
Distribution/Wholesale - 0.9%
402,525	Li & Fung, Ltd.	1,403,499
Diversified Minerals - 1.3%
39,650	Companhia Vale do Rio Doce (ADR)	1,943,247
Diversified Operations - 0.2%
7,436	Tyco International, Ltd.	351,648
E-Commerce/Services - 1.2%
85,015	Liberty Media Corp. - Interactive*	1,781,064
Electric - Generation - 2.4%
1,699,450	Datang International Power Generation Company, Ltd.	1,457,849
512,258	National Thermal Power Corporation, Ltd.	2,086,958
		3,544,807
Electric - Integrated - 3.5%
1,659,145	Tenaga Nasional Berhad	5,227,384
Engineering - Research and Development Services - 1.0%
22,725	Larsen & Toubro, Ltd.	1,456,144
Enterprise Software/Services - 1.2%
71,360	CA, Inc.	1,789,709

Shares/Principal/Contract Amounts		Value
Finance - Investment Bankers/Brokers - 1.8%
55,560	E*TRADE Financial Corp.*	$1,028,971
21,460	Merrill Lynch & Company, Inc.	1,592,332
		2,621,303
Finance - Mortgage Loan Banker - 0.6%
18,480	Housing Development Finance Corporation, Ltd.	916,234
Food - Diversified - 0.8%
97,801	Cadbury Schweppes PLC**	1,216,693
Forestry - 4.3%
79,505	Plum Creek Timber Company, Inc.	3,089,564
47,477	Weyerhaeuser Co.**	3,382,262
		6,471,826
Hotels and Motels - 0%
55	Home Inns & Hotels Management, Inc. (ADR)*	1,671
Independent Power Producer - 2.4%
93,265	NRG Energy, Inc.*,#	3,595,366
Investment Companies - 1.6%
477,295	Australian Infrastructure Fund**	1,316,546
363,379	Macquarie Infrastructure Group**	1,010,206
		2,326,752
Machinery - Pumps - 0.2%
8,310	Graco, Inc.	341,042
Medical - Biomedical and Genetic - 2.4%
65,215	Amgen, Inc.*	3,504,654
Medical - Drugs - 1.0%
34,745	Sanofi-Aventis (ADR)	1,450,604
Medical - HMO - 3.8%
100,780	Coventry Health Care, Inc.*	5,624,532
Medical - Nursing Homes - 0.2%
4,665	Manor Care, Inc.	295,528
Metal - Diversified - 0.8%
85,750	Ivanhoe Mines, Ltd. (U.S. Shares)*	1,226,225
Metal Processors and Fabricators - 0.6%
135,473	Bharat Forge, Ltd.	954,630
Multimedia - 2.7%
132,720	News Corporation, Inc. - Class A	2,803,046
185	News Corporation, Inc. - Class B	4,192
77,131	Publishing & Broadcasting, Ltd.**	1,206,714
		4,013,952
Oil - Field Services - 1.6%
93,880	BJ Services Co.	2,454,962
Oil Companies - Exploration and Production - 2.6%
27,650	Chesapeake Energy Corp.	941,206
52,919	Forest Oil Corp.*	2,141,632
40,157	Mariner Energy, Inc.*	848,517
		3,931,355
Oil Companies - Integrated - 0.2%
3,255	Suncor Energy, Inc. (U.S. Shares)	294,480
Oil Refining and Marketing - 4.2%
86,800	Reliance Industries, Ltd.	4,049,984
3,533	SK Corp.**	664,018
8,651	SK Energy Company, Ltd.**	1,477,516
		6,191,518

See Notes to Schedules of Investments and Financial Statements.
70 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Paper and Related Products - 0.4%
184,928	Ballarpur Industries, Ltd.	$627,112
Pipelines - 2.7%
55,250	Enbridge, Inc.	1,959,231
42,488	Kinder Morgan Management LLC*,#	2,120,151
		4,079,382
Publishing - Periodicals - 0.2%
32,350	Playboy Enterprises, Inc. - Class B*,#	355,850
Real Estate Management/Services - 1.6%
91,000	Mitsubishi Estate Company, Ltd.	2,312,543
Real Estate Operating/Development - 6.6%
665,000	CapitaLand, Ltd.**	3,244,020
610,900	New World Development Company, Ltd.	1,496,535
122,750	St. Joe Co.**,#	4,976,284
		9,716,839
Recreational Vehicles - 0%
20	Polaris Industries, Inc.	987
Reinsurance - 0.9%
360	Berkshire Hathaway, Inc. - Class B*	1,297,440
REIT - Diversified - 1.6%
22,445	Vornado Realty Trust#	2,402,288
REIT - Office Property - 0%
160	American Financial Realty Trust	1,403
REIT - Warehouse and Industrial - 2.0%
52,580	ProLogis	2,991,802
Retail - Consumer Electronics - 1.1%
16,310	Yamada Denki Company, Ltd.	1,632,540
Retail - Major Department Stores - 2.6%
34,865	J.C. Penney Company, Inc.	2,372,215
118,874	Pantaloon Retail India, Ltd.	1,566,714
		3,938,929
Semiconductor Components/Integrated Circuits - 0.7%
42,110	Cypress Semiconductor Corp.*	1,055,277
Soap and Cleaning Preparations - 1.1%
30,179	Reckitt Benckiser PLC**	1,615,763
Television - 1.8%
200,186	British Sky Broadcasting Group PLC**	2,688,253
Transportation - Railroad - 0.4%
44,570	All America Latina Logistica (GDR)	614,839
140	All America Latina Logistica (GDR)	1,903
		616,742
Total Common Stock (cost $136,888,653)		142,734,699
Purchased Options - Calls - 0%
68	St. Joe Co. expires January 2008 exercise price $60.00	680
148	Weyerhaeuser Co. expires January 2008 exercise price $85.00	32,560
Total Purchased Options - Calls (premiums paid $80,713)		33,240

Shares/Principal/Contract Amounts		Value
Purchased Options - Puts - 2.3%
3,988	Financial Select Sector SPDR Fund expires September 2007 exercise price $34.00**	$797,600
13,940	MSCI World Excluding Europe Index expires September 2007 exercise price $139.17	595,336
5,490	MSCI World Excluding Europe Index expires September 2007 exercise price $139.72**	246,380
5,490	MSCI World Excluding Europe Index expires October 2007 exercise price $142.88**	359,897
126	S&P 500® Index expires August 2007 exercise price $152.50**	879,480
102	S&P 500® Index expires September 2007 exercise price $150.50**	612,000
Total Purchased Options - Puts (premiums paid $1,915,913)		3,490,693
Money Markets - 0.6%
889,107	Janus Institutional Cash Management Fund - Institutional Shares, 5.35% (cost $889,107)	889,107
Other Securities - 9.6%
14,321,074	Allianz Dresdner Daily Asset Fund† (cost $14,321,074)	14,321,074
Total Investments (total cost $154,095,460) – 108.4%		161,468,813
Liabilities, net of Cash, Receivables and Other Assets** – (8.4)%		(12,552,754)
Net Assets – 100%		$148,916,059

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$4,288,600	2.7%
Bermuda	1,755,147	1.1%
Brazil	2,559,989	1.6%
Canada	3,479,936	2.2%
Cayman Islands	1,671	0.0%
China	1,457,849	0.9%
France	1,450,604	0.9%
Hong Kong	1,496,535	0.9%
India	18,236,609	11.3%
Japan	6,461,097	4.0%
Malaysia	5,227,384	3.2%
Mexico	2,325,473	1.4%
Singapore	3,244,020	2.0%
South Korea	2,141,534	1.3%
United Kingdom	5,520,709	3.4%
United States††	101,821,656	63.1%
Total	$161,468,813	100.0%

††Includes Short-Term Securities and Other Securities (53.6% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 71

Janus Adviser Contrarian Fund

Schedule of Investments

As of July 31, 2007

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
Australian Dollar 10/18/07	2,900,000	$2,464,425	$(71,577)
British Pound 10/17/07	2,501,500	5,073,893	(95,921)
Singapore Dollar 10/18/07	3,000,000	1,991,946	13,894
South Korean Won 10/18/07	475,277,000	518,861	(6,010)
Total		$10,049,125	$(159,614)

Value
Schedule of Written Options - Calls
St. Joe Co. expires January 2008 68 contracts exercise price $70.00	$(680)
Weyerhaeuser Co. expires January 2008 296 contracts exercise price $95.00	(23,680)
Total Written Options - Calls
(Premiums received $42,090)	$(24,360)

Value
Schedule of Written Options - Puts
Financial Select Sector SPDR Fund expires September 2007 3,988 contracts exercise price $31.00	$(358,920)
MSCI World Excluding Europe Index expires September 2007 13,940 contracts exercise price $130.65	(276,054)
MSCI World Excluding Europe Index expires September 2007 5,490 contracts exercise price $131.16	(114,011)
MSCI World Excluding Europe Index expires October 2007 5,490 contracts exercise price $134.22	(181,703)
S&P 500® Index expires August 2007 126 contracts exercise price $145.00	(327,600)
S&P 500® Index expires September 2007 102 contracts exercise price $150.50	(377,400)
St. Joe Co. expires September 2007 68 contracts exercise price $50.00	(59,160)
Weyerhaeuser Co. expires January 2008 148 contracts exercise price $60.00	(34,040)
Total Written Options - Puts
(Premiums received $784,954)	$(1,728,888)

See Notes to Schedules of Investments and Financial Statements.
72 Janus Adviser Series July 31, 2007

Janus Adviser Balanced Fund (unaudited)

Fund Snapshot

The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio manager

Gibson Smith

co-portfolio manager

Performance Overview

Janus Adviser Balanced Fund's Class S Shares returned 14.07% for the one-year period ended July 31, 2007, compared to an 11.43% return by the Balanced Index for the same period. The Balanced Index is a secondary benchmark for the Fund and is composed of a 55% weighting in the S&P 500® Index, the Portfolio's primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Portfolio's other secondary benchmark, which returned 16.13% and 5.68%, respectively.

Market Update

Even with a somewhat volatile ending, equity markets worldwide performed quite well over the past 12 months amid a strong global economy, an active merger and acquisition (M&A) and private equity environment, and stronger-than-expected corporate earnings. Emerging markets led the way, while the overall returns for international developed markets topped domestic returns. Many indices worldwide hit new record highs during the period, but could not hold onto those levels as worries grew over credit conditions in the U.S. The potential impact of credit concerns on liquidity, pricing of risk, deal activity and valuations gave markets reason to pause. Nevertheless, the underlying fundamentals of global markets remained fairly positive.

Within the U.S., inflation continued to moderate while employment growth held steady. Although the U.S. economy sputtered during the first quarter of 2007, it rebounded during the second quarter. The shakeout in the credit markets, the somewhat better-than-expected economic data and concerns that inflation could fail to moderate further helped to increase the volatility in interest rates, which ended the period slightly lower than where they began. However, if not for a "flight-to-quality" into Treasuries (the increased buying of less risky U.S. government bonds) late in July amid escalating uncertainty surrounding the markets, overall interest rates would likely have ended at a higher level. Through all of this, the yield curve began to normalize, with long-term rates higher than short-term rates during the period.

Growing problems within the subprime mortgage market, persistent weakness in housing and rising energy prices led to continued uncertainty over the near-term future of the U.S. economy. At its June meeting, the Federal Reserve (Fed) confirmed its neutral posture on monetary policy and chose to focus on longer-term inflation instead of moderating short-term inflation levels. The Fed indicated it had no intention of adjusting the Fed Funds rate, and the fiscal year came to a close with many loose ends that contributed to increased volatility in the equity markets. This uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases, leading to questions about whether the robust deal-making activity seen during the last 12 months could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

Stock Selection Benefited Fund Performance

Fund performance for the period reflected solid stock selection, notably in the financials, materials and consumer staples sectors. The largest contributors among the equity holdings included Potash Corporation of Saskatchewan, Canada. The company holds much of the world's excess supply of potash, an important ingredient in fertilizer, which is in high demand given the growing need for agricultural land. The stock gained additional support as the company raised prices, improved its earnings guidance and doubled its shareholder dividends.

In the information technology space, EMC Corporation was another strong performer. The stock returned over 80% during the 12-month period, as the market speculated about how the upcoming VMware initial public offering would benefit EMC's ownership stake in the company. EMC's core storage business also posted strong results and could be more attractively valued as VMware holdings become an important component of EMC's balance sheet.

Select Gaming and Health Care Stocks Detracted from Results

While most of the Fund's equity holdings provided solid returns for the period, a few individual detractors weighed on results. These included gaming company Melco International, which declined on concerns over the delayed opening of its new Crown Casino – a misstep that might have caused short-term investors to exit the name. Nonetheless, we remain constructive on the long-term potential of this company and its foothold in Macau, which we think will likely continue to emerge as the entertainment capital of Asia.

Finally, in the health care sector, biotechnology company Amgen was pressured by uncertainty over reimbursements for

Janus Adviser Series July 31, 2007 73

Janus Adviser Balanced Fund (unaudited)

its anemia drug Epogen, as well as from the possibility that the Food and Drug Administration (FDA) might require more stringent warning labeling for Epogen and Aranesp, Amgen's other anemia treatment.

Fixed-Income Exposure Provided Mixed Results

While the Fund's more conservative fixed-income strategy hindered performance early in the period, it later proved favorable as equity and fixed-income markets became more volatile. In particular, the Fund's overweight exposure to Treasury bonds aided returns overall, with the most positive impact coming late in the period. Beyond the Treasury market, exposure to agency bonds and individual credits hurt performance. Detractors included holdings negatively impacted by weakness in the housing sector, such as home builder Beazer Homes USA and retailer Home Depot. On a positive note, our exposure to below-investment-grade, outside-benchmark holdings such as El Paso Corporation and Ford Motor Credit benefited performance.

Outlook

With most U.S. equity indices off of their all-time highs at fiscal year-end, the investment team will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector, the associated credit quality issues in the subprime mortgage market and the potential spill-over effect, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit-quality deterioration.

Additionally, U.S. corporate profit growth – which until recently had experienced a multiyear period of double-digit gains combined with strong liquidity from corporate M&A and private equity transactions – has supported higher equity valuations. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for investing in Janus Adviser Balanced Fund.

Janus Adviser Balanced Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.83%
EMC Corp.	1.23%
Reckitt Benckiser PLC	1.05%
Apple, Inc.	0.97%
IAC/InterActiveCorp	0.96%

5 Largest Detractors from Performance – Holdings

Contribution
Melco International Development, Ltd.	(0.22)%
Amgen, Inc.	(0.17)%
Liberty Media Corp. - Interactive	(0.13)%
Sanofi-Aventis	(0.13)%
British Petroleum Co. PLC (ADR)	(0.13)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Information Technology	5.09%	15.21%	15.19%
Consumer Discretionary	3.33%	11.85%	10.35%
Materials	3.31%	6.11%	3.02%
Consumer Staples	2.86%	13.76%	9.42%
Industrials	2.78%	11.93%	10.96%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Telecommunication Services	0.00%	0.00%	3.55%
Utilities	0.00%	0.00%	3.53%
Health Care	1.59%	15.04%	12.21%
Energy	1.62%	7.89%	10.02%
Financials	2.25%	18.21%	21.75%

74 Janus Adviser Series July 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Roche Holding A.G. Medical - Drugs	3.1%
ConocoPhillips Oil Companies - Integrated	2.6%
General Electric Co. Diversified Operations	2.4%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.4%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	2.1%
12.6%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 1.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

Janus Adviser Series July 31, 2007 75

Janus Adviser Balanced Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007									Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Balanced Fund - Class A Shares									0.93%	0.82	%(a)
NAV	4.92%	14.31%		8.83%		9.01%		10.86%
MOP	(1.12)%	7.72%		7.70%		8.44%		10.67%
Janus Adviser Balanced Fund - Class C Shares									1.58%	1.57	%(a)
NAV	4.44%	13.53%		8.27%		8.39%		10.37%
CDSC	3.40%	12.44%
Janus Adviser Balanced Fund - Class I Shares	5.08%	14.64%		8.83%		9.01%		10.86%	0.63%	0.57	%(b)
Janus Adviser Balanced Fund - Class R Shares	4.60%	13.80%		8.58%		8.76%		10.81%	1.38%	1.32	%(c)
Janus Adviser Balanced Fund - Class S Shares	4.75%	14.07%		8.83%		9.01%		10.86%	1.11%	1.07	%(c)
S&P 500® Index	3.64%	16.13%		11.81%		5.98%		10.62%
Lehman Brothers Government/ Credit Index	1.98%	5.68%		4.65%		5.86%		5.83%
Balanced Index	2.98%	11.43%		8.76%		6.27%		8.72%
Lipper Quartile - Class S Shares	–	2	nd	3	rd	1	st	N/A**
Lipper Ranking - Class S Shares based on total returns for Mixed-Asset Target Allocation Growth Funds	–	201/613		266/394		10/197		N/A**

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

76 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to November 28, 2005. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of Janus Aspen Series.) The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not actively managed and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's Class S Shares is not available

Janus Adviser Series July 31, 2007 77

Janus Adviser Balanced Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,038.50	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,035.10	$7.92
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,040.40	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,036.20	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,037.40	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36

*Expenses are equal to the annualized expense ratio of 0.83% for Class A Shares, 1.57% for Class C Shares, 0.58% for Class I Shares, 1.32% for Class R Shares and 1.07% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

78 Janus Adviser Series July 31, 2007

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 60.9%
Advertising Sales - 0.8%
72,415	Lamar Advertising Co.	$4,310,865
Aerospace and Defense - 0.4%
253,095	BAE Systems PLC**	2,137,827
Agricultural Chemicals - 4.7%
109,380	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	8,831,341
51,527	Syngenta A.G.	9,727,235
156,065	Syngenta A.G. (ADR)	5,882,090
		24,440,666
Audio and Video Products - 0.5%
50,840	Sony Corp. (ADR)**	2,681,302
Automotive - Cars and Light Trucks - 0.6%
53,719	BMW A.G.**	3,327,349
Beverages - Non-Alcoholic - 0.6%
45,715	PepsiCo, Inc.	2,999,818
Brewery - 0.7%
46,270	Interbrew S.A.**	3,706,805
Building Products - Air and Heating - 0.4%
55,930	Daikin Industries, Ltd.**	2,181,575
Computers - 1.9%
38,620	Apple, Inc.*	5,088,572
100,910	Hewlett-Packard Co.	4,644,887
		9,733,459
Computers - Memory Devices - 1.5%
416,415	EMC Corp.*	7,707,842
Cosmetics and Toiletries - 2.4%
147,070	Avon Products, Inc.	5,295,991
116,095	Procter & Gamble Co.	7,181,636
		12,477,627
Diversified Operations - 2.6%
326,511	General Electric Co.	12,655,566
762,000	Melco International Development, Ltd.ß,ºº	1,101,244
		13,756,810
E-Commerce/Services - 0.4%
108,195	Liberty Media Corp. - Interactive*	2,266,685
Electric Products - Miscellaneous - 0.2%
26,730	Emerson Electric Co.	1,258,181
Electronic Components - Semiconductors - 3.0%
10,266	Samsung Electronics Company, Ltd.	6,758,254
248,233	Texas Instruments, Inc.	8,735,319
		15,493,573
Enterprise Software/Services - 1.1%
304,360	Oracle Corp.*	5,819,363
Finance - Consumer Loans - 1.4%
152,455	SLM Corp.	7,496,212
Finance - Credit Card - 1.5%
132,715	American Express Co.	7,769,136
Finance - Investment Bankers/Brokers - 5.2%
287,240	JP Morgan Chase & Co.	12,641,433
145,870	Merrill Lynch & Company, Inc.	10,823,554
79,380	UBS A.G. (U.S. Shares)	4,371,457
		27,836,444

Shares or Principal Amount		Value
Finance - Mortgage Loan Banker - 1.4%
124,255	Fannie Mae	$7,435,419
Food - Diversified - 2.1%
109,885	Kraft Foods, Inc. - Class A	3,598,734
19,935	Nestle S.A.	7,615,932
		11,214,666
Hotels and Motels - 1.9%
83,590	Marriott International, Inc. - Class A	3,473,165
100,090	Starwood Hotels & Resorts Worldwide, Inc.	6,301,666
		9,774,831
Industrial Automation and Robotics - 0.5%
40,170	Rockwell Automation, Inc.	2,811,498
Machinery - General Industrial - 0.3%
3,037,095	Shanghai Electric Group Company, Ltd.	1,427,825
Medical - Biomedical and Genetic - 0.6%
11,470	Amgen, Inc.*	616,398
39,015	Celgene Corp.*	2,362,748
		2,979,146
Medical - Drugs - 4.9%
50,630	Merck & Company, Inc.	2,513,780
60,565	Novartis A.G. (ADR)	3,267,482
90,585	Roche Holding A.G.	16,041,762
48,772	Sanofi-Aventis**	4,077,047
		25,900,071
Medical Products - 0.6%
9,990	Nobel Biocare Holding A.G.	3,007,899
Multimedia - 1.0%
130,150	News Corporation, Inc. - Class A	2,748,768
153,775	Publishing & Broadcasting, Ltd.	2,405,809
		5,154,577
Oil Companies - Exploration and Production - 1.8%
157,430	EnCana Corp. (U.S. Shares)	9,600,081
Oil Companies - Integrated - 3.4%
166,340	ConocoPhillips	13,446,926
48,732	Suncor Energy, Inc.	4,405,888
		17,852,814
Optical Supplies - 0.3%
10,630	Alcon, Inc. (U.S. Shares)	1,450,995
Retail - Consumer Electronics - 0.5%
27,340	Yamada Denki Company, Ltd.**	2,736,581
Retail - Drug Store - 1.1%
156,609	CVS/Caremark Corp.	5,511,083
Retail - Regional Department Stores - 0.5%
75,630	Macy's, Inc.	2,727,974
Soap and Cleaning Preparations - 1.9%
185,611	Reckitt Benckiser PLC**	9,937,489
Telecommunication Equipment - Fiber Optics - 0.8%
170,675	Corning, Inc.*	4,068,892
Therapeutics - 1.2%
166,270	Gilead Sciences, Inc.*	6,190,232
Tobacco - 2.0%
158,785	Altria Group, Inc.	10,554,439

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 79

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Transportation - Railroad - 2.6%
176,399	Canadian National Railway Co. (U.S. Shares)	$9,195,679
37,040	Union Pacific Corp.	4,412,946
		13,608,625
Web Portals/Internet Service Providers - 0.9%
3,255	Google, Inc. - Class A*	1,660,050
131,575	Yahoo!, Inc.*	3,059,119
		4,719,169
Wireless Equipment - 0.7%
85,775	QUALCOMM, Inc.	3,572,529
Total Common Stock (cost $236,508,517)		319,638,374
Corporate Bonds - 6.6%
Automotive - Cars and Light Trucks - 0.1%
$645,000	General Motors Nova Financial Corp. 6.85%, company guaranteed notes due 10/15/08	620,813
Cable Television - 0.9%
	Comcast Corp.:
855,000	5.66%, company guaranteed notes due 7/14/09‡	853,385
1,025,000	6.50%, company guaranteed notes due 1/15/17	1,038,368
1,755,000	6.45%, company guaranteed notes due 3/15/37	1,669,268
1,237,230	CSC Holdings, Inc., 7.07%, bank loan due 3/29/13‡	1,181,381
		4,742,402
Commercial Banks - 0.2%
1,195,000	U.S. Bank, 5.70% subordinated notes, due 12/15/08	1,198,988
Containers - Metal and Glass - 0.7%
2,039,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	2,064,488
1,800,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,795,500
		3,859,988
Diversified Financial Services - 0.2%
970,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	1,056,267
Diversified Operations - 0.1%
835,000	Capmark Financial Group, 5.875% company guaranteed notes due 5/10/12 (144A)§	780,786
Electric - Generation - 0%
255,000	Edison Mission Energy, 7.00% senior notes, due 5/15/17 (144A)	230,138
Electric - Integrated - 0.6%
2,055,000	MidAmerican Energy Holdings Co. 3.50%, senior notes, due 5/15/08	2,025,124
	Pacific Gas and Electric Co.:
215,000	3.60%, unsecured notes, due 3/1/09	209,174
745,000	4.20%, unsecured notes, due 3/1/11	713,856
		2,948,154

Shares or Principal Amount		Value
Finance - Auto Loans - 1.2%
	Ford Motor Credit Company:
$250,000	8.105%, senior unsecured notes due 1/13/12‡	$238,711
960,000	9.81%, notes, due 4/15/12‡	993,022
425,000	7.80%, notes, 6/1/12	404,643
1,500,000	8.00%, senior unsecured notes due 12/15/16	1,382,431
	General Motors Acceptance Corp.:
905,000	4.375%, notes, due 12/10/07	893,002
1,335,000	7.25%, notes, due 3/2/11	1,265,097
455,000	6.625%, unsubordinated notes due 5/15/12	416,284
		5,593,190
Food - Diversified - 0.3%
1,820,000	Kellogg Co., 2.875% senior notes, due 6/1/08	1,780,491
Independent Power Producer - 0.2%
290,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 1/15/17	279,850
	Reliant Energy, Inc.:
695,000	7.625%, senior notes, due 6/15/14	663,725
325,000	7.875%, senior notes, due 6/15/17	308,750
		1,252,325
Machinery - Construction and Mining - 0.1%
310,000	Atlas Copco A.B., 5.60% bonds, due 5/22/17 (144A)§	301,013
Medical - Hospitals - 0.3%
	HCA, Inc.:
651,725	7.60%, bank loan, due 11/18/13‡	619,953
880,000	9.25%, secured notes, due 11/15/16 (144A)	873,400
		1,493,353
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste Industries, Inc.:
129,539	5.32%, bank loan, due 3/28/14‡	125,005
130,535	7.06%, bank loan, due 3/28/14‡	126,184
60,916	7.11%, bank loan, due 3/28/14‡	58,886
9,189	7.13%, bank loan, due 3/28/14‡	8,883
8,702	7.14%, bank loan, due 3/28/14‡	8,412
52,214	7.15%, bank loan, due 3/28/14‡	50,474
		377,844
Oil Companies - Exploration and Production - 0.1%
358,000	Forest Oil Corp., 7.25% senior notes, due 6/15/19 (144A)	333,835
300,000	Sabine Pass LNG L.P., 7.25% secured notes, due 11/30/13 (144A)§	286,500
		620,335
Pipelines - 0.4%
	Kinder Morgan Energy Partners L.P.:
255,000	6.00%, senior unsecured notes, due 2/1/17	249,062
155,000	6.50%, senior unsecured notes, due 2/1/37	147,602
205,000	Southern Natural Gas Co., 5.90% notes, due 4/1/17 (144A)	198,049
1,530,000	Spectra Energy Corp., 6.75% senior notes, due 2/15/32	1,513,519
		2,108,232

See Notes to Schedules of Investments and Financial Statements.
80 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Publishing - Periodicals - 0.1%
$681,575	Idearc, Inc., 7.35% bank loan, due 11/17/14‡	$653,671
Rental Auto/Equipment - 0.1%
732,034	Avis Budget Car Rental LLC, 6.61% bank loan, due 4/19/12‡	703,975
Retail - Regional Department Stores - 0.3%
1,030,000	May Department Stores Co., 4.80% unsecured notes, due 7/15/09	1,012,697
	Neiman Marcus Group, Inc.:
384,810	7.11%, bank loan, due 4/6/13‡	368,294
6,013	7.34625%, bank loan, due 4/6/13‡	5,755
		1,386,746
Telecommunication Services - 0.3%
1,800,000	Verizon Communications Inc., 4.00% senior unsecured notes, due 1/15/08	1,788,741
Transportation - Railroad - 0.3%
	Canadian National Railway Co.:
515,000	4.25%, notes, due 8/1/09	504,767
860,000	6.25%, bonds, due 8/1/34	840,713
		1,345,480
Total Corporate Bonds (cost $35,930,335)		34,842,932
U.S. Government Agencies - 1.5%
	Fannie Mae:
1,750,000	5.25%, due 12/3/07	1,749,447
585,000	2.50%, due 6/15/08	571,974
1,000,000	5.25%, due 1/15/09	1,004,268
465,000	6.375%, due 6/15/09	476,781
1,481,000	4.875%, due 5/18/12	1,466,621
	Freddie Mac:
1,160,000	5.75%, due 4/15/08	1,164,104
520,000	5.75%, due 3/15/09	526,517
650,000	7.00%, due 3/15/10	681,857
Total U.S. Government Agencies (cost $7,739,773)		7,641,569
U.S. Treasury Notes/Bonds - 29.7%
	U.S. Treasury Notes/Bonds:
2,548,102	3.625%, due 1/15/08ÇÇ	2,539,742
969,000	3.75%, due 5/15/08	960,446
11,639,000	4.875%, due 5/31/08	11,639,909
3,994,000	4.375%, due 11/15/08	3,975,592
1,476,000	4.75%, due 12/31/08	1,477,153
10,618,000	4.875%, due 1/31/09	10,647,859
5,470,000	4.50%, due 2/15/09	5,458,890
1,310,000	3.125%, due 4/15/09	1,278,375
528,000	4.875%, due 5/15/09	530,475
3,665,000	4.875%, due 5/31/09	3,682,467
5,215,000	4.875%, due 6/30/09	5,243,114
4,531,000	6.00%, due 8/15/09	4,654,896
2,986,000	4.625%, due 11/15/09	2,989,500
5,632,000	4.00%, due 4/15/10	5,554,999
1,480,000	4.50%, due 5/15/10	1,478,150
2,356,000	3.625%, due 6/15/10	2,298,756
1,123,000	5.75%, due 8/15/10	1,160,726
206,000	4.25%, due 10/15/10	204,165
6,063,000	4.50%, due 11/15/10	6,055,421
1,273,000	4.375%, due 12/15/10	1,265,939
4,126,000	4.50%, due 2/28/11	4,116,972
4,106,000	4.875%, due 4/30/11	4,146,419

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - (continued)
$2,210,000	4.875%, due 7/31/11	$2,232,790
938,000	5.00%, due 8/15/11	953,389
1,024,000	4.625%, due 8/31/11	1,025,200
520,000	4.50%, due 9/30/11	518,172
311,000	4.50%, due 11/30/11	309,882
370,000	4.625%, due 2/29/12	370,405
2,695,000	4.75%, due 5/31/12	2,711,423
6,800,000	4.875%, due 6/30/12	6,878,622
2,994,000	4.25%, due 8/15/14	2,910,964
5,825,396	1.875%, due 7/15/15ÇÇ	5,583,281
4,747,000	4.25%, due 8/15/15	4,584,562
3,241,000	4.50%, due 2/15/16	3,178,964
7,674,000	5.125%, due 5/15/16	7,856,258
3,429,000	7.25%, due 5/15/16	4,026,664
1,055,238	2.50%, due 7/15/16ÇÇ	1,059,689
5,763,000	4.875%, due 8/15/16	5,798,120
1,414,000	4.625%, due 11/15/16	1,396,766
6,955,000	4.50%, due 5/15/17	6,806,664
1,202,000	7.875%, due 2/15/21	1,541,377
2,739,000	7.25%, due 8/15/22	3,382,238
3,242,000	6.00%, due 2/15/26	3,622,429
1,206,449	3.375%, due 4/15/32ÇÇ	1,438,314
5,540,000	4.50%, due 2/15/36	5,179,900
980,000	4.75%, due 2/15/37	953,969
Total U.S. Treasury Notes/Bonds (cost $155,547,430)		155,680,007
Money Market - 0.9%
4,771,000	Janus Institutional Money Market Fund - Institutional Shares, 5.27% (cost $4,771,000)	4,771,000
Total Investments (total cost $440,497,055) – 99.6%		522,573,882
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		1,913,014
Net Assets – 100%		$524,486,896

Summary of Investments by Country – (Long Positions)

Country	% of Investment Value	Securities
Australia	$2,405,809	0.5%
Belgium	3,706,805	0.7%
Canada	33,999,282	6.5%
China	1,427,825	0.3%
France	4,077,047	0.8%
Germany	3,327,349	0.6%
Hong Kong	1,101,244	0.2%
Japan	7,599,458	1.5%
South Korea	6,758,254	1.3%
Switzerland	51,364,852	9.8%
United Kingdom	12,075,316	2.3%
United States††	394,730,641	75.5%
Total	$522,573,882	100.0%

††Includes Short-Term Securities (74.6% excluding Short-Term Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 8/15/07	300,000	$609,168	$(31,203)
British Pound 10/17/07	1,065,000	2,160,182	(104,732)
British Pound 11/29/07	1,275,000	2,583,399	(50,739)
Euro 11/29/07	2,360,000	3,239,365	(39,606)
Japanese Yen 8/15/07	108,000,000	913,680	24,749
Total		$9,505,794	$(201,531)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 81

Statements of Assets and Liabilities

As of July 31, 2007 (all numbers in thousands except net asset value per share)	Janus Adviser Large Cap Growth Fund	Janus Adviser Forty Fund	Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund	Janus Adviser Small-Mid Growth Fund
Assets:
Investments at cost(1)	$127,669	$2,984,434	$7,408		$101,615	$3,801
Investments at value(1)	$165,441	$3,534,163	$7,538		$138,433	$4,112
Affiliated money market investments value	4,829	259,223	1,062		3,620	43
Cash	185	2,854	146		1,114	160
Cash denominated in foreign currency(2)	–	3,379	–		–	–
Restricted cash (Note 1)	–	–	–		–	–
Unrealized appreciation on swap contracts	–	–	–		–	–
Receivables:
Investments sold	172	–	–		–	19
Fund shares sold	638	11,475	134		395	–
Dividends	124	2,039	4		18	–
Interest	10	1,687	2		16	1
Non-interested Trustee deferred compensation	2	48	–		2	–
Due from adviser	–	–	8		–	12
Other assets	–	–	–		–	–
Forward currency contracts	1	–	–		–	–
Total Assets	171,402	3,814,868	8,894		143,598	4,347
Liabilities:
Payables:
Options written, at value(3)	49	–	–		136	3
Collateral for securities loaned (Note 1)	1,860	218,420	–		8,017	199
Unrealized depreciation on swap contracts	–	–	–		–	–
Investments purchased	1,022	3,379	–		1,013	33
Fund shares repurchased	41	4,380	13		87	–
Dividends	–	–	–		–	–
Advisory fees	93	1,821	4		64	2
Transfer agent fees and expenses	2	6	2		2	1
Custodian fees	2	3	2		1	–
Registration fees	6	54	6		6	7
Printing and mailing expenses	3	3	4		3	3
Legal fees	3	3	3		3	3
System fees	5	5	5		5	5
Professional fees	8	7	7		8	8
Administrative services fees - Class R Shares	–	4	–		–	–
Administrative services fees - Class S Shares	35	562	–		24	–
Distribution fees - Class A Shares	1	137	1		1	1
Distribution fees - Class C Shares	3	113	3		7	1
Distribution fees - Class R Shares	–	9	–		1	–
Distribution fees - Class S Shares	35	562	–		24	–
Networking fees - Class A Shares	–	55	–		–	–
Non-interested Trustees' fees and expenses	2	–	2		2	2
Non-interested Trustee deferred compensation fees	2	48	–		2	–
Foreign tax liability	–	–	2		–	–
Accrued expenses	–	–	–		1	1
Forward currency contracts	60	–	–		–	–
Total Liabilities	3,232	229,571	54		9,407	269
Net Assets	$168,170	$3,585,297	$8,840		$134,191	$4,078
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$179,343	$2,778,108	$7,627		$164,310	$3,430
Undistributed net investment income/(loss)*	223	3,506	4		(150)	(4)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(53,923)	(5,284)	19		(70,320)	297
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	42,527	808,967	1,190	(4)	40,351	355	(4)
Total Net Assets	$168,170	$3,585,297	$8,840		$134,191	$4,078
Net Assets - Class A Shares	$5,797	$654,807	$3,264		$5,882	$1,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	227	18,971	221		165	79
Net Asset Value Per Share(5)	$25.49	$34.52	$14.74		$35.66	$13.66
Maximum Offering Price Per Share(6)	$27.05	$36.62	$15.64		$37.84	$14.49
Net Assets - Class C Shares	$3,314	$139,470	$3,355		$9,196	$1,226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	131	4,123	231		264	91
Net Asset Value Per Share(5)	$25.25	$33.83	$14.52		$34.84	$13.48
Net Assets - Class I Shares	$531	$97,395	$246		$7,124	$846
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19	2,824	17		200	62
Net Asset Value Per Share	$27.82	$34.48	$14.79		$35.70	$13.70
Net Assets - Class R Shares	$16	$21,923	$1,160		$2,181	$498
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	645	79		62	37
Net Asset Value Per Share	$25.19	$33.99	$14.60		$35.16	$13.52
Net Assets - Class S Shares	$158,512	$2,671,702	$815		$109,808	$425
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,249	77,968	56		3,102	31
Net Asset Value Per Share	$25.37	$34.27	$14.67		$35.40	$13.59

*See Note 3 in Notes to Financial Statements.

  (1)  Investments at cost and value include $1,807,253, $212,027,828, $7,761,351, $189,058, $11,998,067, $6,312,878 and $13,820,320 of securities loaned for Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund and Janus Adviser Contrarian Fund, respectively (Note 1).

  (2)  Includes cost of $3,368,320 and $1,087 for Janus Adviser Forty Fund and Janus Adviser Contrarian Fund, respectively.

See Notes to Financial Statements.
82 Janus Adviser Series July 31, 2007

As of July 31, 2007 (all numbers in thousands except net asset value per share)	Janus Adviser Growth and Income Fund		Janus Adviser Fundamental Equity Fund		Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund
Assets:
Investments at cost(1)	$212,454		$85,645		$154,095		$440,497
Investments at value(1)	$254,451		$96,834		$160,580		$517,803
Affiliated money market investments value	–		1,890		889		4,771
Cash	2,168		129		1,877		320
Cash denominated in foreign currency(2)	–		–		1		–
Restricted cash (Note 1)	–		–		1,289		–
Unrealized appreciation on swap contracts	248		92		–		–
Receivables:
Investments sold	3,307		–		636		1,303
Fund shares sold	33		162		1,440		306
Dividends	659		105		138		322
Interest	1		9		16		2,744
Non-interested Trustee deferred compensation	3		1		2		7
Due from adviser	–		–		–		–
Other assets	–		–		9		2
Forward currency contracts	–		–		14		25
Total Assets	260,870		99,222		166,891		527,603
Liabilities:
Payables:
Options written, at value(3)	–		78		1,753		–
Collateral for securities loaned (Note 1)	12,545		6,490		14,321		–
Unrealized depreciation on swap contracts	287		107		–		–
Investments purchased	1,462		697		1,144		819
Fund shares repurchased	242		695		173		1,530
Dividends	–		–		–		18
Advisory fees	135		46		85		248
Transfer agent fees and expenses	3		2		2		3
Custodian fees	11		2		–		1
Registration fees	6		12		11		7
Printing and mailing expenses	3		3		3		4
Legal fees	3		3		3		3
System fees	5		5		5		6
Professional fees	8		8		7		8
Administrative services fees - Class R Shares	1		–		–		–
Administrative services fees - Class S Shares	51		17		3		108
Distribution fees - Class A Shares	1		–		11		2
Distribution fees - Class C Shares	8		12		61		16
Distribution fees - Class R Shares	1		–		–		–
Distribution fees - Class S Shares	51		17		3		107
Networking fees - Class A Shares	–		–		–		–
Non-interested Trustees' fees and expenses	2		2		1		2
Non-interested Trustee deferred compensation fees	3		1		2		7
Foreign tax liability	27		9		213		–
Accrued expenses	–		1		–		–
Forward currency contracts	47		6		174		227
Total Liabilities	14,902		8,213		17,975		3,116
Net Assets	$245,968		$91,009		$148,916		$524,487
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$173,726		$73,047		$141,580		$404,975
Undistributed net investment income/(loss)*	849		82		(71)		2,125
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	29,518		4,746		1,331		35,510
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	41,875	(4)	13,134	(4)	6,076	(4)	81,877
Total Net Assets	$245,968		$91,009		$148,916		$524,487
Net Assets - Class A Shares	$3,346		$1,499		$53,117		$11,642
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	174		72		3,552		428
Net Asset Value Per Share(5)	$19.19		$20.90		$14.95		$27.19
Maximum Offering Price Per Share(6)	$20.36		$22.17		$15.87		$28.85
Net Assets - Class C Shares	$9,395		$14,123		$76,280		$19,086
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	486		687		5,166		686
Net Asset Value Per Share(5)	$19.33		$20.55		$14.76		$27.83
Net Assets - Class I Shares	$116		$185		$6,383		$2,906
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6		9		426		108
Net Asset Value Per Share	$19.22		$20.88		$14.98		$27.03
Net Assets - Class R Shares	$3,402		$76		$1,192		$57
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	178		4		80		2
Net Asset Value Per Share	$19.06		$20.59		$14.83		$27.36
Net Assets - Class S Shares	$229,709		$75,126		$11,944		$490,796
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,895		3,615		802		17,871
Net Asset Value Per Share	$19.31		$20.78		$14.88		$27.46

  (3)  Includes premiums of $33,546, $43,558, $4,688, $165,721 and $827,044 for Janus Adviser Large Cap Growth Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Fundamental Equity Fund and Janus Adviser Contrarian Fund, respectively.

  (4)  Net of foreign taxes on investments of $1,907, $238, $26,672, $8,682 and $212,588 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund and Janus Adviser Contrarian Fund, respectively.

  (5)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (6)  Maximum offering price is computed at 100/94.25 of net asset value.

Janus Adviser Series July 31, 2007 83

Statements of Operations

For the fiscal year ended July 31, 2007 (all numbers in thousands)	Janus Adviser Large Cap Growth Fund	Janus Adviser Forty Fund	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund	Janus Adviser Small-Mid Growth Fund
Investment Income:
Interest	$19	$29	$–	$3	$–
Securities lending income	17	135	–	56	–
Dividends	2,119	22,556	43	791	18
Dividends from affiliates	79	9,465	25	149	10
Foreign tax withheld	(43)	(716)	(2)	(8)	–
Total Investment Income	2,191	31,469	66	991	28
Expenses:
Advisory fees	1,068	15,685	24	685	21
Transfer agent expenses	12	39	9	14	9
Registration fees	71	176	68	68	68
Custodian fees	17	56	12	9	10
Professional fees	26	25	19	26	25
Non-interested Trustees' fees and expenses	12	83	9	10	9
Printing expenses	25	24	25	25	24
Legal fees	9	9	9	9	9
System fees	22	22	22	22	22
Distribution fees - Class A Shares	3	945	3	7	2
Distribution fees - Class C Shares	26	814	14	61	10
Distribution fees - Class R Shares	–	64	3	4	2
Distribution fees - Class S Shares	407	4,917	1	243	1
Administrative services fees - Class R Shares	–	32	2	2	1
Administrative services fees - Class S Shares	407	4,917	1	243	1
Networking fees - Class A Shares	–	477	–	1	–
Networking fees - Class C Shares	1	43	–	4	1
Networking fees - Class I Shares	–	–	–	–	–
Other expenses	10	683	5	8	5
Non-recurring costs (Note 2)	–	–	N/A	–	N/A
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	N/A	–	N/A
Total Expenses	2,116	29,011	226	1,441	220
Expense and Fee Offset	(2)	(52)	(1)	(2)	(1)
Net Expenses	2,114	28,959	225	1,439	219
Less: Excess Expense Reimbursement	(167)	(435)	(164)	(181)	(167)
Net Expenses after Expense Reimbursement	1,947	28,524	61	1,258	52
Net Investment Income/(Loss)	244	2,945	5	(267)	(24)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	8,378	2,590	21	8,012	405
Net realized gain/(loss) from short sales	–	873	–	–	–
Net realized gain/(loss) from options contracts	61	–	–	–	(1)
Net realized gain/(loss) on swap contracts	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	20,764	535,805	1,104 (1)	16,064	412 (1)
Payment from affiliate (Note 2)	4	5	–	1	–
Net Gain/(Loss) on Investments	29,207	539,273	1,125	24,077	816
Net Increase/(Decrease) in Net Assets Resulting from Operations	$29,451	$542,218	$1,130	$23,810	$792

  (1)  Net of foreign taxes on investments of $1,907, $238, $26,672, $8,682 and $212,588 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund and Janus Adviser Contrarian Fund, respectively.

See Notes to Financial Statements.
84 Janus Adviser Series July 31, 2007

For the fiscal year ended July 31, 2007 (all numbers in thousands)	Janus Adviser Growth and Income Fund	Janus Adviser Fundamental Equity Fund	Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund
Investment Income:
Interest	$–	$6	$–	$10,335
Securities lending income	31	1	4	112
Dividends	8,343	1,036	569	5,985
Dividends from affiliates	298	116	178	333
Foreign tax withheld	(97)	(21)	(26)	(220)
Total Investment Income	8,575	1,138	725	16,545
Expenses:
Advisory fees	1,738	493	348	3,004
Transfer agent expenses	16	14	12	18
Registration fees	73	78	73	73
Custodian fees	69	14	48	29
Professional fees	24	24	19	24
Non-interested Trustees' fees and expenses	16	9	10	24
Printing expenses	24	25	24	25
Legal fees	9	9	9	9
System fees	22	22	22	20
Distribution fees - Class A Shares	7	4	49	8
Distribution fees - Class C Shares	94	139	254	187
Distribution fees - Class R Shares	16	–	3	–
Distribution fees - Class S Shares	665	168	12	1,312
Administrative services fees - Class R Shares	8	–	2	–
Administrative services fees - Class S Shares	665	168	12	1,312
Networking fees - Class A Shares	1	1	2	–
Networking fees - Class C Shares	4	6	6	6
Networking fees - Class I Shares	–	–	–	–
Other expenses	13	7	5	21
Non-recurring costs (Note 2)	–	–	N/A	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	N/A	–
Total Expenses	3,464	1,181	910	6,072
Expense and Fee Offset	(6)	(3)	(2)	(9)
Net Expenses	3,458	1,178	908	6,063
Less: Excess Expense Reimbursement	–	(122)	(76)	(123)
Net Expenses after Expense Reimbursement	3,458	1,056	832	5,940
Net Investment Income/(Loss)	5,117	82	(107)	10,605
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	37,868	6,799	1,704	51,213
Net realized gain/(loss) from short sales	–	–	–	–
Net realized gain/(loss) from options contracts	29	(2)	(308)	–
Net realized gain/(loss) on swap contracts	11	4	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	3,558 (1)	4,803 (1)	6,048 (1)	10,430
Payment from affiliate (Note 2)	–	–	2	–
Net Gain/(Loss) on Investments	41,466	11,604	7,446	61,643
Net Increase/(Decrease) in Net Assets Resulting from Operations	$46,583	$11,686	$7,339	$72,248

Janus Adviser Series July 31, 2007 85

Statements of Changes in Net Assets

For each fiscal year ended July 31	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund		Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$244	$(44)	$2,945	$1,776	$5	$(3)	$(267)	$(411)	$(24)	$(6)
Net realized gain/(loss) from investment and foreign currency transactions	8,378	27,517	2,590	175,454	21	(2)	8,012	14,967	405	(59)
Net realized gain/(loss) from short sales	–	–	873	627	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	61	–	–	–	–	–	–	–	(1)	–
Net realized gain/(loss) on swap contracts	–	–	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	20,764	(24,265)	535,805	(132,869)	1,104	85	16,064	(10,060)	412	(58)
Payment from affiliate (Note 2)	4	–	5	3	–	–	1	–	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	29,451	3,208	542,218	44,991	1,130	80	23,810	4,496	792	(122)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(1)	–	(370)	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–	–
Class I Shares	(1)	–	(95)	–	–	–	–	–	–	–
Class R Shares	–	–	(19)	–	–	–	–	–	–	–
Class S Shares	(16)	–	(1,319)	–	–	–	–	–	–	–
Net realized gain from investment transactions*
Class A Shares	–	–	(11,013)	–	–	–	–	–	(8)	–
Class C Shares	–	–	(2,228)	–	–	–	–	–	(9)	–
Class I Shares	–	–	(1,029)	–	–	–	–	–	(6)	–
Class R Shares	–	–	(363)	–	–	–	–	–	(4)	–
Class S Shares	–	–	(57,297)	–	–	–	–	–	(3)	–
Net Decrease from Dividends and Distributions	(18)	–	(73,733)	–	–	–	–	–	(30)	–
Capital Share Transactions:
Shares sold
Class A Shares	6,251	36	365,561	304,387	2,770	343	4,939	1,325	299	1,063
Class C Shares	1,534	399	84,422	32,248	2,715	354	4,649	1,831	314	852
Class I Shares	698	7,435	83,081	8,715	225	10	7,338	58	397	354
Class R Shares	3	–	17,030	7,448	762	250	2,530	239	52	336
Class S Shares	44,219	38,129	1,225,782	633,996	419	285	46,536	27,863	72	413
Reinvested dividends and distributions
Class A Shares	1	–	453	–	–	–	–	–	7	–
Class C Shares	–	–	1,541	–	–	–	–	–	6	–
Class I Shares	1	–	36	–	–	–	–	–	6	–
Class R Shares	–	–	275	–	–	–	–	–	4	–
Class S Shares	16	–	58,194	–	–	–	–	–	3	–
Shares repurchased
Class A Shares	(396)	(3)	(68,264)	(56,800)	(198)	(22)	(883)	(306)	(241)	(196)
Class C Shares	(911)	(387)	(13,228)	(5,321)	(132)	(10)	(868)	(469)	(52)	(66)
Class I Shares	(208)	(7,510)	(1,665)	–	(10)	–	(232)	–	(33)	–
Class R Shares	–	–	(4,583)	(494)	(49)	–	(711)	(7)	–	–
Class S Shares	(68,477)	(104,947)	(425,403)	(315,909)	(82)	–	(48,122)	(39,416)	(108)	(44)
Net Increase/(Decrease) from Capital Share Transactions	(17,269)	(66,848)	1,323,232	608,270	6,420	1,210	15,176	(8,882)	726	2,712
Net Increase/(Decrease) in Net Assets	12,164	(63,640)	1,791,717	653,261	7,550	1,290	38,986	(4,386)	1,488	2,590
Net Assets:
Beginning of period	156,006	219,646	1,793,580	1,140,319	1,290	–	95,205	99,591	2,590	–
End of period	$168,170	$156,006	$3,585,297	$1,793,580	$8,840	$1,290	$134,191	$95,205	$4,078	$2,590
Undistributed net investment income/(loss)*	$223	$–	$3,506	$1,772	$4	$–	$(150)	$(4)	$(4)	$(3)

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
86 Janus Adviser Series July 31, 2007

For each fiscal year ended July 31	Janus Adviser Growth and Income Fund		Janus Adviser Fundamental Equity Fund		Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$5,117	$2,915	$82	$75	$(107)	$25	$10,605	$8,556
Net realized gain/(loss) from investment and foreign currency transactions	37,868	13,862	6,799	5,125	1,704	(11)	51,213	34,617
Net realized gain/(loss) from short sales	–	–	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	29	–	(2)	–	(308)	(8)	–	–
Net realized gain/(loss) on swap contracts	11	–	4	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	3,558	(6,640)	4,803	(987)	6,048	28	10,430	(13,645)
Payment from affiliate (Note 2)	–	6	–	10	2	–	–	10
Net Increase/(Decrease) in Net Assets Resulting from Operations	46,583	10,143	11,686	4,223	7,339	34	72,248	29,538
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(48)	(11)	(4)	–	(24)	–	(84)	(8)
Class C Shares	(64)	(47)	–	–	(3)	–	(264)	(183)
Class I Shares	(2)	–	(1)	–	(1)	–	(18)	–
Class R Shares	(42)	(13)	–	–	–	–	(1)	–
Class S Shares	(3,049)	(2,335)	(79)	(56)	(3)	–	(9,665)	(8,203)
Net realized gain from investment transactions*
Class A Shares	(180)	(4)	(104)	(12)	(1)	–	(82)	(4)
Class C Shares	(615)	(125)	(992)	(946)	(1)	–	(1,270)	(356)
Class I Shares	(8)	–	(9)	(1)	–	–	(1)	–
Class R Shares	(202)	(2)	(8)	(2)	–	–	(3)	–
Class S Shares	(17,279)	(3,229)	(4,163)	(4,403)	–	–	(36,749)	(11,415)
Net Decrease from Dividends and Distributions	(21,489)	(5,766)	(5,360)	(5,420)	(33)	–	(48,137)	(20,169)
Capital Share Transactions:
Shares sold
Class A Shares	2,357	1,359	734	1,342	47,038	5,450	12,090	744
Class C Shares	2,944	3,040	2,079	4,292	71,155	3,938	2,301	2,217
Class I Shares	96	27	74	121	7,475	60	2,943	10
Class R Shares	1,855	2,449	81	55	838	252	17	29
Class S Shares	56,765	93,498	37,288	30,454	12,411	651	76,896	76,477
Reinvested dividends and distributions
Class A Shares	87	8	68	3	7	–	120	6
Class C Shares	490	137	796	778	2	–	1,210	419
Class I Shares	9	–	9	1	1	–	19	–
Class R Shares	244	15	9	1	–	–	3	1
Class S Shares	20,031	5,470	4,220	4,434	2	–	46,388	19,611
Shares repurchased
Class A Shares	(529)	(199)	(704)	(53)	(2,490)	(13)	(1,070)	(89)
Class C Shares	(3,426)	(3,820)	(2,277)	(1,016)	(1,857)	(79)	(3,093)	(2,782)
Class I Shares	(14)	–	(17)	(5)	(1,314)	–	(42)	–
Class R Shares	(788)	(526)	(71)	(12)	(55)	–	–	(5)
Class S Shares	(135,597)	(54,958)	(25,546)	(17,217)	(1,830)	(66)	(163,979)	(192,343)
Net Increase/(Decrease) from Capital Share Transactions	(55,476)	46,500	16,743	23,178	131,383	10,193	(26,197)	(95,705)
Net Increase/(Decrease) in Net Assets	(30,382)	50,877	23,069	21,981	138,689	10,227	(2,086)	(86,336)
Net Assets:
Beginning of period	276,350	225,473	67,940	45,959	10,227	–	526,573	612,909
End of period	$245,968	$276,350	$91,009	$67,940	$148,916	$10,227	$524,487	$526,573
Undistributed net investment income/(loss)*	$849	$433	$82	$82	$(71)	$23	$2,125	$1,559

Janus Adviser Series July 31, 2007 87

Financial Highlights – Class A Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund				Janus Adviser Forty Fund
	2007		2006	2005(1)	2007		2006	2005(1)
Net Asset Value, Beginning of Period	$21.31		$21.07	$18.80	$28.44		$27.41	$22.32
Income from Investment Operations:
Net investment income/(loss)	.02		.01	.05	.04		.06	.02
Net gain/(loss) on securities (both realized and unrealized)	4.23		.23	2.22	7.11		.97	5.07
Total from Investment Operations	4.25		.24	2.27	7.15		1.03	5.09
Less Distributions and Other:
Dividends from net investment income*	(.07)		–	–	(.03)		–	–
Distributions from net realized gains*	–		–	–	(1.04)		–	–
Payment from affiliate	–	(2)	–	–	–		–	–
Total Distributions and Other	(.07)		–	–	(1.07)		–	–
Net Asset Value, End of Period	$25.49		$21.31	$21.07	$34.52		$28.44	$27.41
Total Return**	19.96	%(3)	1.14%	12.07%	25.58%		3.76%	22.80%
Net Assets, End of Period (in thousands)	$5,797		$52	$20	$654,807		$285,721	$30,042
Average Net Assets for the Period (in thousands)	$1,299		$31	$14	$377,917		$216,262	$7,814
Ratio of Gross Expenses to Average Net Assets***(4)	0.92%		0.91%	0.91%	0.95	%(5)	0.93%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%		0.91%	0.91%	0.94	%(5)	0.93%	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.27%		0.32%	0.07%	0.33%		0.39%	0.13%
Portfolio Turnover Rate***	26%		81%	62%	22%		55%	45%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Orion Fund			Janus Adviser Mid Cap Growth Fund
	2007		2006	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$10.88		$10.00	$28.07	$26.79	$21.75
Income from Investment Operations:
Net investment income/(loss)	–		.03	(.02)	.02	.04
Net gain/(loss) on securities (both realized and unrealized)	3.86		.85	7.61	1.26	5.00
Total from Investment Operations	3.86		.88	7.59	1.28	5.04
Less Distributions and Other:
Dividends from net investment income*	–		–	–	–	–
Distributions from net realized gains*	–		–	–	–	–
Payment from affiliate	–	(2)	–	–	–	–
Total Distributions and Other	–		–	–	–	–
Net Asset Value, End of Period	$14.74		$10.88	$35.66	$28.07	$26.79
Total Return**	35.48	%(3)	8.80%	27.04%	4.78%	23.17%
Net Assets, End of Period (in thousands)	$3,264		$342	$5,882	$1,349	$325
Average Net Assets for the Period (in thousands)	$1,217		$300	$2,670	$817	$164
Ratio of Gross Expenses to Average Net Assets***(4)	1.24%		1.55%	0.90%	0.90%	0.91%
Ratio of Net Expenses to Average Net Assets***(4)	1.20%		1.48%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.49%		0.07%	0.04%	(0.12)%	(0.28)%
Portfolio Turnover Rate***	18%		57%	35%	43%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.92% and 0.92%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
88 Janus Adviser Series July 31, 2007

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Small-Mid Growth Fund			Janus Adviser Growth and Income Fund
	2007		2006	2007		2006		2005(1)
Net Asset Value, Beginning of Period	$10.65		$10.00	$17.71		$17.29		$14.64
Income from Investment Operations:
Net investment income/(loss)	.03		.01	.30		.24		.07
Net gain/(loss) on securities (both realized and unrealized)	3.10		.64	2.71		.62		2.65
Total from Investment Operations	3.13		.65	3.01		.86		2.72
Less Distributions and Other:
Dividends from net investment income*	–		–	(.32)		(.24)		(.07)
Distributions from net realized gains*	(.12)		–	(1.21)		(.23)		–
Payment from affiliate	–	(2)	–	–	(2)	.03		–
Total Distributions and Other	(.12)		–	(1.53)		(.44)		(.07)
Net Asset Value, End of Period	$13.66		$10.65	$19.19		$17.71		$17.29
Total Return**	29.50	%(3)	6.50%	17.62	%(3)	5.08	%(4)	18.62%
Net Assets, End of Period (in thousands)	$1,083		$808	$3,346		$1,251		$158
Average Net Assets for the Period (in thousands)	$895		$513	$2,727		$657		$72
Ratio of Gross Expenses to Average Net Assets***(5)	1.33%		1.52%	1.00%		1.09%		0.98%
Ratio of Net Expenses to Average Net Assets***(5)	1.30%		1.47%	0.99%		1.09%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.46)%		(0.04)%	2.12%		1.76%		0.46%
Portfolio Turnover Rate***	100%		261%	54%		42%		43%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund				Janus Adviser Contrarian Fund
	2007	2006		2005(1)	2007		2006
Net Asset Value, Beginning of Period	$19.40	$19.58		$17.05	$11.00		$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	.03		.05	.02		.03
Net gain/(loss) on securities (both realized and unrealized)	2.97	1.92		3.01	3.97		.98
Total from Investment Operations	3.05	1.95		3.06	3.99		1.01
Less Distributions and Other:
Dividends from net investment income*	(.06)	(.05)		–	(.04)		–
Distributions from net realized gains*	(1.49)	(2.08)		(.53)	–		(.01)
Payment from affiliate	–	–	(2)	–	–	(2)	–	(2)
Total Distributions and Other	(1.55)	(2.13)		(.53)	(.04)		(.01)
Net Asset Value, End of Period	$20.90	$19.40		$19.58	$14.95		$11.00
Total Return**	16.25%	10.05	%(6)	18.19%	36.30	%(3)	10.09	%(3)
Net Assets, End of Period (in thousands)	$1,499	$1,311		$64	$53,117		$5,565
Average Net Assets for the Period (in thousands)	$1,410	$458		$50	$19,623		$1,185
Ratio of Gross Expenses to Average Net Assets***(5)	0.95%	0.96%		0.96%	1.20%		1.43%
Ratio of Net Expenses to Average Net Assets***(5)	0.95%	0.95%		0.95%	1.20%		1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	0.55%		0.42%	0.15%		1.37%
Portfolio Turnover Rate***	36%	48%		80%	61%		37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.17%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 89

Financial Highlights – Class A Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Balanced Fund
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$26.16	$25.95	$23.80
Income from Investment Operations:
Net investment income/(loss)	.64	.66	.30
Net gain/(loss) on securities (both realized and unrealized)	2.99	.75	2.21
Total from Investment Operations	3.63	1.41	2.51
Less Distributions and Other:
Dividends from net investment income*	(.63)	(.66)	(.36)
Distributions from net realized gains*	(1.97)	(.54)	–
Payment from affiliate	–	–	–	(2)
Total Distributions and Other	(2.60)	(1.20)	(.36)
Net Asset Value, End of Period	$27.19	$26.16	$25.95
Total Return**	14.31%	5.53%	10.59	%(3)
Net Assets, End of Period (in thousands)	$11,642	$728	$75
Average Net Assets for the Period (in thousands)	$3,063	$370	$69
Ratio of Gross Expenses to Average Net Assets***(4)	0.83%	0.82%	0.83%
Ratio of Net Expenses to Average Net Assets***(4)	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.22%	1.87%	1.81%
Portfolio Turnover Rate***	54%	49%	47%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
90 Janus Adviser Series July 31, 2007

Financial Highlights – Class C Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund								Janus Adviser Forty Fund
	2007		2006	2005		2004		2003(1)	2007		2006		2005	2004	2003(1)
Net Asset Value, Beginning of Period	$21.22		$21.13	$19.22		$17.68		$15.28	$28.07		$27.25		$21.21	$19.69	$18.00
Income from Investment Operations:
Net investment income/(loss)	(.01)		(.10)	(.13)		(.11)		(.01)	.04		.06		(.06)	(.16)	(.06)
Net gain/(loss) on securities (both realized and unrealized)	4.04		.19	2.04		1.65		2.41	6.76		.76		6.10	1.68	1.75
Total from Investment Operations	4.03		.09	1.91		1.54		2.40	6.80		.82		6.04	1.52	1.69
Less Distributions and Other:
Dividends from net investment income*	–		–	–		–		–	–		–		–	–	–
Distributions from net realized gains*	–		–	–		–		–	(1.04)		–		–	–	–
Payment from affiliate	–	(2)	–	–	(2)	–	(2)	–	–	(2)	–	(2)	–	–	–
Total Distributions and Other	–		–	–		–		–	(1.04)		–		–	–	–
Net Asset Value, End of Period	$25.25		$21.22	$21.13		$19.22		$17.68	$33.83		$28.07		$27.25	$21.21	$19.69
Total Return**	18.99	%(3)	0.43%	9.94	%(4)	8.71	%(3)	15.84%	24.62	%(5)	3.01	%(3)	28.48%	7.72%	9.39%
Net Assets, End of Period (in thousands)	$3,314		$2,291	$2,258		$2,498		$2,880	$139,470		$51,976		$24,766	$15,818	$20,993
Average Net Assets for the Period (in thousands)	$2,640		$2,394	$2,311		$2,859		$1,567	$81,438		$39,687		$18,839	$19,307	$13,963
Ratio of Gross Expenses to Average Net Assets***(6)	1.66%		1.66%	1.66%		1.67%		1.67%	1.70	%(7)	1.68%		1.67%	1.67%	1.68%
Ratio of Net Expenses to Average Net Assets***(6)	1.66%		1.66%	1.66%		1.67%		1.67%	1.70	%(7)	1.68%		1.67%	1.67%	1.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%		(0.50)%	(0.73)%		(0.89)%		(0.85)%	(0.42)%		(0.40)%		(0.72)%	(0.76)%	(0.71)%
Portfolio Turnover Rate***	26%		81%	62%		27%		43%	22%		55%		45%	38%	41%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Orion Fund			Janus Adviser Mid Cap Growth Fund					Janus Adviser Small-Mid Growth Fund
	2007		2006	2007	2006	2005	2004	2003(1)	2007		2006
Net Asset Value, Beginning of Period	$10.80		$10.00	$27.63	$26.57	$21.06	$18.42	$15.27	$10.59		$10.00
Income from Investment Operations:
Net investment income/(loss)	.01		(.03)	(.09)	(.11)	(.12)	.14	(.02)	(.05)		(.04)
Net gain/(loss) on securities (both realized and unrealized)	3.71		.83	7.30	1.17	5.63	2.50	3.17	3.06		.62
Total from Investment Operations	3.72		.80	7.21	1.06	5.51	2.64	3.15	3.01		.58
Less Distributions and Other:
Dividends from net investment income*	–		–	–	–	–	–	–	–		–
Distributions from net realized gains*	–		–	–	–	–	–	–	(.12)		–
Payment from affiliate	–	(2)	–	–	–	–	–	–	–	(2)	.01
Total Distributions and Other	–		–	–	–	–	–	–	(.12)		.01
Net Asset Value, End of Period	$14.52		$10.80	$34.84	$27.63	$26.57	$21.06	$18.42	$13.48		$10.59
Total Return**	34.44	%(3)	8.00%	26.09%	3.99%	26.16%	14.33%	20.63%	28.52	%(5)	5.90	%(8)
Net Assets, End of Period (in thousands)	$3,355		$361	$9,196	$4,169	$2,740	$1,932	$530	$1,226		$737
Average Net Assets for the Period (in thousands)	$1,433		$291	$6,071	$3,597	$2,281	$1,439	$350	$1,002		$443
Ratio of Gross Expenses to Average Net Assets***(6)	1.98%		2.31%	1.65%	1.65%	1.65%	1.66%	1.66%	2.08%		2.28%
Ratio of Net Expenses to Average Net Assets***(6)	1.95%		2.22%	1.65%	1.65%	1.65%	1.66%	1.66%	2.05%		2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.22)%		(0.66)%	(0.71)%	(0.88)%	(1.00)%	(1.12)%	(1.07)%	(1.20)%		(0.79)%
Portfolio Turnover Rate***	18%		57%	35%	43%	32%	30%	43%	100%		261%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(6)  See Note 4 in Notes to Financial Statements.

(7)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.67% and 1.67%, respectively, without the inclusion of dividends on short positions.

(8)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.09%.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 91

Financial Highlights – Class C Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Growth and Income Fund							Janus Adviser Fundamental Equity Fund
	2007	2006		2005		2004	2003(1)	2007	2006		2005		2004	2003(1)
Net Asset Value, Beginning of Period	$17.78	$17.33		$14.49		$13.39	$11.57	$19.20	$19.48		$16.69		$14.74	$12.96
Income from Investment Operations:
Net investment income/(loss)	.15	.09		(.10)		(.08)	(.01)	(.06)	.02		(.08)		(.08)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	2.74	.67		2.94		1.18	1.83	2.90	1.78		3.40		2.03	1.81
Total from Investment Operations	2.89	.76		2.84		1.10	1.82	2.84	1.80		3.32		1.95	1.78
Less Distributions and Other:
Dividends from net investment income*	(.13)	(.09)		–		–	–	–	–		–		–	–
Distributions from net realized gains*	(1.21)	(.23)		–		–	–	(1.49)	(2.08)		(.53)		–	–
Payment from affiliate	–	.01		–	(2)	–	–	–	–	(2)	–	(2)	–	–
Total Distributions and Other	(1.34)	(.31)		–		–	–	(1.49)	(2.08)		(.53)		–	–
Net Asset Value, End of Period	$19.33	$17.78		$17.33		$14.49	$13.39	$20.55	$19.20		$19.48		$16.69	$14.74
Total Return**	16.71%	4.42	%(3)	19.60	%(4)	8.22%	15.74%	15.25%	9.30	%(5)	20.12	%(3)	13.23%	13.73%
Net Assets, End of Period (in thousands)	$9,395	$8,615		$9,009		$11,753	$12,805	$14,123	$12,575		$8,759		$9,252	$10,261
Average Net Assets for the Period (in thousands)	$9,416	$9,859		$10,038		$13,658	$6,061	$13,854	$10,393		$8,621		$10,439	$6,671
Ratio of Gross Expenses to Average Net Assets***(6)	1.76%	1.66%		1.80%		1.72%	1.73%	1.70%	1.70%		1.70%		1.75%	2.10%
Ratio of Net Expenses to Average Net Assets***(6)	1.76%	1.66%		1.80%		1.72%	1.73%	1.70%	1.70%		1.70%		1.75%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.30%	0.64%		(0.25)%		(0.53)%	(0.18)%	(0.33)%	(0.28)%		(0.26)%		(0.61)%	(0.70)%
Portfolio Turnover Rate***	54%	42%		43%		46%	37%	36%	48%		80%		63%	71%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Contrarian Fund			Janus Adviser Balanced Fund
	2007		2006	2007		2006	2005		2004	2003(1)
Net Asset Value, Beginning of Period	$10.91		$10.00	$26.68		$26.27	$23.72		$22.18	$20.88
Income from Investment Operations:
Net investment income/(loss)	(.03)		.01	.40		.28	.29		.25	.15
Net gain/(loss) on securities (both realized and unrealized)	3.88		.91	3.12		.94	2.53		1.48	1.28
Total from Investment Operations	3.85		.92	3.52		1.22	2.82		1.73	1.43
Less Distributions and Other:
Dividends from net investment income*	–		–	(.40)		(.27)	(.27)		(.19)	(.13)
Distributions from net realized gains*	–		(.01)	(1.97)		(.54)	–		–	–
Payment from affiliate	–	(2)	–	–	(2)	–	–	(2)	–	–
Total Distributions and Other	–		(.01)	(2.37)		(.81)	(.27)		(.19)	(.13)
Net Asset Value, End of Period	$14.76		$10.91	$27.83		$26.68	$26.27		$23.72	$22.18
Total Return**	35.35	%(3)	9.19%	13.53	%(3)	4.70%	11.96	%(3)	7.79%	6.92%
Net Assets, End of Period (in thousands)	$76,280		$3,730	$19,086		$17,882	$17,764		$20,822	$31,430
Average Net Assets for the Period (in thousands)	$25,403		$1,229	$18,723		$18,036	$19,165		$26,404	$19,574
Ratio of Gross Expenses to Average Net Assets***(6)	1.95%		2.20%	1.57%		1.57%	1.57%		1.66%	1.67%
Ratio of Net Expenses to Average Net Assets***(6)	1.95%		2.17%	1.57%		1.57%	1.57%		1.66%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.59)%		0.35%	1.45%		1.02%	1.09%		0.92%	1.06%
Portfolio Turnover Rate***	61%		37%	54%		49%	47%		92%	67%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(6)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
92 Janus Adviser Series July 31, 2007

Financial Highlights – Class I Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund				Janus Adviser Forty Fund
	2007		2006(1)		2007		2006(1)
Net Asset Value, Beginning of Period	$23.21		$21.50		$28.40		$28.80
Income from Investment Operations:
Net investment income/(loss)	(3.58)		3.84		.07		.09
Net gain/(loss) on securities (both realized and unrealized)	8.14		(2.13)		7.15		(.49)
Total from Investment Operations	4.56		1.71		7.22		(.40)
Less Distributions and Other:
Dividends from net investment income*	(.08)		–		(.10)		–
Distributions from net realized gains*	–		–		(1.04)		–
Payment from affiliate	.13		–		–	(2)	–
Total Distributions and Other	.05		–		(1.14)		–
Net Asset Value, End of Period	$27.82		$23.21		$34.48		$28.40
Total Return**	20.25	%(3)	7.95	%(4)	25.86	%(5)	(1.39)%
Net Assets, End of Period (in thousands)	$531		$11		$97,395		$8,532
Average Net Assets for the Period (in thousands)	$306		$193		$39,961		$5,846
Ratio of Gross Expenses to Average Net Assets***(6)	0.66%		0.54%		0.68	%(7)	0.69%
Ratio of Net Expenses to Average Net Assets***(6)	0.66%		0.54%		0.68	%(7)	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%		1.34%		0.60%		0.72%
Portfolio Turnover Rate***	26%		81%		22%		55%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Orion Fund			Janus Adviser Mid Cap Growth Fund
	2007		2006(1)	2007	2006(1)
Net Asset Value, Beginning of Period	$10.89		$10.43	$28.03	$27.98
Income from Investment Operations:
Net investment income/(loss)	(.01)		.04	(.05)	.05
Net gain/(loss) on securities (both realized and unrealized)	3.91		.42	7.72	(.09)
Total from Investment Operations	3.90		.46	7.67	(.04)
Less Distributions and Other:
Dividends from net investment income*	–		–	–	–
Distributions from net realized gains*	–		–	–	–
Payment from affiliate	–	(2)	–	–	.09
Total Distributions and Other	–		–	–	.09
Net Asset Value, End of Period	$14.79		$10.89	$35.70	$28.03
Total Return**	35.81	%(8)	4.41%	27.36%	0.18	%(9)
Net Assets, End of Period (in thousands)	$246		$10	$7,124	$57
Average Net Assets for the Period (in thousands)	$71		$11	$731	$22
Ratio of Gross Expenses to Average Net Assets***(6)	1.00%		1.31%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets***(6)	0.95%		1.21%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%		0.12%	0.01%	0.11%
Portfolio Turnover Rate***	18%		57%	35%	43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.62%.

(4)  The total return for the period ended July 31, 2006 for Janus Adviser Large Cap Growth Fund - Class I Shares reflects large fluctuations in asset size and shareholder transactions and is not indicative of future performance.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(6)  See Note 4 in Notes to Financial Statements.

(7)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.68% and 0.68%, respectively, without the inclusion of dividends on short positions.

(8)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by less than 0.01%.

(9)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.28%.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 93

Financial Highlights – Class I Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
	2007	2006(1)	2007	2006(1)
Net Asset Value, Beginning of Period	$10.65	$10.38	$17.69	$18.11
Income from Investment Operations:
Net investment income/(loss)	.05	.01	.32	.25
Net gain/(loss) on securities (both realized and unrealized)	3.12	.26	2.72	(.16)
Total from Investment Operations	3.17	.27	3.04	.09
Less Distributions:
Dividends from net investment income*	–	–	(.30)	(.28)
Distributions from net realized gains*	(.12)	–	(1.21)	(.23)
Total Distributions	(.12)	–	(1.51)	(.51)
Net Asset Value, End of Period	$13.70	$10.65	$19.22	$17.69
Total Return**	29.87%	2.60%	17.81%	0.44%
Net Assets, End of Period (in thousands)	$846	$334	$116	$25
Average Net Assets for the Period (in thousands)	$641	$121	$82	$17
Ratio of Gross Expenses to Average Net Assets***(2)	1.09%	1.34%	0.77%	0.76%
Ratio of Net Expenses to Average Net Assets***(2)	1.05%	1.20%	0.77%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.20%	2.42%	2.19%
Portfolio Turnover Rate***	100%	261%	54%	42%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund		Janus Adviser Contrarian Fund
	2007	2006(1)	2007	2006(1)
Net Asset Value, Beginning of Period	$19.37	$20.80	$11.00	$10.43
Income from Investment Operations:
Net investment income/(loss)	.11	.11	.02	.06
Net gain/(loss) on securities (both realized and unrealized)	2.97	.60	4.01	.52
Total from Investment Operations	3.08	.71	4.03	.58
Less Distributions:
Dividends from net investment income*	(.08)	(.06)	(.05)	–
Distributions from net realized gains*	(1.49)	(2.08)	–	(.01)
Total Distributions	(1.57)	(2.14)	(.05)	(.01)
Net Asset Value, End of Period	$20.88	$19.37	$14.98	$11.00
Total Return**	16.42%	3.54%	36.71%	5.55%
Net Assets, End of Period (in thousands)	$185	$110	$6,383	$58
Average Net Assets for the Period (in thousands)	$137	$56	$2,029	$32
Ratio of Gross Expenses to Average Net Assets***(2)	0.70%	0.71%	0.95%	1.21%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	0.70%	0.95%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.66%	0.81%	0.64%	1.61%
Portfolio Turnover Rate***	36%	48%	61%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
94 Janus Adviser Series July 31, 2007

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Balanced Fund
	2007	2006(1)
Net Asset Value, Beginning of Period	$25.96	$26.55
Income from Investment Operations:
Net investment income/(loss)	1.02	.38
Net gain/(loss) on securities (both realized and unrealized)	2.66	.33
Total from Investment Operations	3.68	.71
Less Distributions:
Dividends from net investment income*	(.64)	(.76)
Distributions from net realized gains*	(1.97)	(.54)
Total Distributions	(2.61)	(1.30)
Net Asset Value, End of Period	$27.03	$25.96
Total Return**	14.64%	2.73%
Net Assets, End of Period (in thousands)	$2,906	$10
Average Net Assets for the Period (in thousands)	$737	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.58%	0.57%
Ratio of Net Expenses to Average Net Assets***(2)	0.57%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.54%	2.03%
Portfolio Turnover Rate***	54%	49%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 95

Financial Highlights – Class R Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund				Janus Adviser Forty Fund
	2007		2006	2005(1)	2007		2006	2005(1)
Net Asset Value, Beginning of Period	$21.11		$20.98	$18.80	$28.18		$27.28	$22.32
Income from Investment Operations:
Net investment income/(loss)	–		(.05)	(.03)	–		.05	(.05)
Net gain/(loss) on securities (both realized and unrealized)	4.08		.18	2.21	6.90		.85	5.01
Total from Investment Operations	4.08		.13	2.18	6.90		.90	4.96
Less Distributions and Other:
Dividends from net investment income*	–		–	–	(.05)		–	–
Distributions from net realized gains*	–		–	–	(1.04)		–	–
Payment from affiliate	–	(2)	–	–	–		–	–
Total Distributions and Other	–		–	–	(1.09)		–	–
Net Asset Value, End of Period	$25.19		$21.11	$20.98	$33.99		$28.18	$27.28
Total Return**	19.33	%(3)	0.62%	11.60%	24.92%		3.30%	22.22%
Net Assets, End of Period (in thousands)	$16		$11	$11	$21,923		$6,849	$12
Average Net Assets for the Period (in thousands)	$14		$11	$11	$12,731		$2,130	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.41%		1.41%	1.41%	1.43	%(5)	1.45%	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.41%		1.41%	1.41%	1.43	%(5)	1.44%	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%		(0.25)%	(0.44)%	(0.15)%		0.05%	(0.51)%
Portfolio Turnover Rate***	26%		81%	62%	22%		55%	45%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Orion Fund			Janus Adviser Mid Cap Growth Fund
	2007		2006	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$10.83		$10.00	$27.81	$26.68	$21.75
Income from Investment Operations:
Net investment income/(loss)	.01		(.02)	(.04)	.01	(.03)
Net gain/(loss) on securities (both realized and unrealized)	3.76		.85	7.39	1.12	4.96
Total from Investment Operations	3.77		.83	7.35	1.13	4.93
Less Distributions and Other:
Dividends from net investment income*	–		–	–	–	–
Distributions from net realized gains*	–		–	–	–	–
Payment from affiliate	–	(2)	–	–	–	–
Total Distributions and Other	–		–	–	–	–
Net Asset Value, End of Period	$14.60		$10.83	$35.16	$27.81	$26.68
Total Return**	34.81	%(3)	8.30%	26.43%	4.24%	22.67%
Net Assets, End of Period (in thousands)	$1,160		$271	$2,181	$234	$12
Average Net Assets for the Period (in thousands)	$588		$267	$873	$49	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.73%		2.04%	1.41%	1.41%	1.40%
Ratio of Net Expenses to Average Net Assets***(4)	1.70%		1.97%	1.40%	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%		(0.41)%	(0.47)%	(0.64)%	(0.75)%
Portfolio Turnover Rate***	18%		57%	35%	43%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.40% and 1.40%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
96 Janus Adviser Series July 31, 2007

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
	2007	2006	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$10.59	$10.00	$17.61	$17.28	$14.64
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.03)	.22	.21	.03
Net gain/(loss) on securities (both realized and unrealized)	3.08	.62	2.68	.60	2.63
Total from Investment Operations	3.05	.59	2.90	.81	2.66
Less Distributions:
Dividends from net investment income*	–	–	(.24)	(.25)	(.02)
Distributions from net realized gains*	(.12)	–	(1.21)	(.23)	–
Total Distributions	(.12)	–	(1.45)	(.48)	(.02)
Net Asset Value, End of Period	$13.52	$10.59	$19.06	$17.61	$17.28
Total Return**	28.90%	5.90%	17.05%	4.65%	18.18%
Net Assets, End of Period (in thousands)	$498	$345	$3,402	$1,860	$12
Average Net Assets for the Period (in thousands)	$429	$280	$3,159	$661	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.83%	2.02%	1.47%	1.50%	1.46%
Ratio of Net Expenses to Average Net Assets***(2)	1.80%	1.98%	1.47%	1.49%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.96)%	(0.60)%	1.61%	1.53%	0.19%
Portfolio Turnover Rate***	100%	261%	54%	42%	43%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund				Janus Adviser Contrarian Fund
	2007	2006		2005(1)	2007	2006
Net Asset Value, Beginning of Period	$19.24	$19.49		$17.05	$10.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.05)	.01		–	(.05)	.04
Net gain/(loss) on securities (both realized and unrealized)	2.94	1.84		2.97	3.94	.91
Total from Investment Operations	2.89	1.85		2.97	3.89	.95
Less Distributions and Other:
Dividends from net investment income*	(.05)	(.02)		–	–	–
Distributions from net realized gains*	(1.49)	(2.08)		(.53)	–	(.01)
Payment from affiliate	–	–	(3)	–	–	–
Total Distributions and Other	(1.54)	(2.10)		(.53)	–	(.01)
Net Asset Value, End of Period	$20.59	$19.24		$19.49	$14.83	$10.94
Total Return**	15.52%	9.57	%(4)	17.65%	35.58%	9.49%
Net Assets, End of Period (in thousands)	$76	$54		$12	$1,192	$276
Average Net Assets for the Period (in thousands)	$88	$26		$11	$608	$270
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.46%		1.45%	1.70%	1.98%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%		1.45%	1.70%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	0.01%		0.03%	(0.30)%	0.46%
Portfolio Turnover Rate***	36%	48%		80%	61%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by 0.02%.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 97

Financial Highlights – Class R Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Balanced Fund
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$26.25	$25.92	$23.80
Income from Investment Operations:
Net investment income/(loss)	.48	.37	.28
Net gain/(loss) on securities (both realized and unrealized)	3.04	.90	2.12
Total from Investment Operations	3.52	1.27	2.40
Less Distributions and Other:
Dividends from net investment income*	(.44)	(.40)	(.28)
Distributions from net realized gains*	(1.97)	(.54)	–
Payment from affiliate	–	–	–	(2)
Total Distributions and Other	(2.41)	(.94)	(.28)
Net Asset Value, End of Period	$27.36	$26.25	$25.92
Total Return**	13.80%	4.95%	10.14	%(3)
Net Assets, End of Period (in thousands)	$57	$35	$11
Average Net Assets for the Period (in thousands)	$44	$23	$10
Ratio of Gross Expenses to Average Net Assets***(4)	1.32%	1.32%	1.31%
Ratio of Net Expenses to Average Net Assets***(4)	1.32%	1.32%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.76%	1.38%	1.36%
Portfolio Turnover Rate***	54%	49%	47%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
98 Janus Adviser Series July 31, 2007

Financial Highlights – Class S Shares

For a share outstanding during each fiscal year ended July 31	Janus Adviser Large Cap Growth Fund
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$21.21		$21.02		$19.02		$17.42		$16.08
Income from Investment Operations:
Net investment income/(loss)	.04		–		–		–		–
Net gain/(loss) on securities (both realized and unrealized)	4.12		.19		2.00		1.60		1.34
Total from Investment Operations	4.16		.19		2.00		1.60		1.34
Less Distributions and Other:
Dividends from net investment income*	–		–		–		–		–
Distributions from net realized gains*	–		–		–		–		–
Payment from affiliate	–	(1)	–		–	(1)	–	(1)	–
Total Distributions and Other	–		–		–		–		–
Net Asset Value, End of Period	$25.37		$21.21		$21.02		$19.02		$17.42
Total Return	19.63	%(2)	0.90%		10.52	%(2)	9.18	%(2)	8.40%
Net Assets, End of Period (in thousands)	$158,512		$153,641		$217,357		$327,901		$404,787
Average Net Assets for the Period (in thousands)	$162,858		$190,386		$265,702		$399,852		$328,576
Ratio of Gross Expenses to Average Net Assets(3)	1.16%		1.16%		1.16%		1.17%		1.17%
Ratio of Net Expenses to Average Net Assets(3)	1.16%		1.16%		1.16%		1.17%		1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.15%		(0.02)%		(0.24)%		(0.39)%		(0.39)%
Portfolio Turnover Rate	26%		81%		62%		27%		43%
For a share outstanding during each fiscal year ended July 31	Janus Adviser Forty Fund
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$28.30		$27.34		$21.17		$19.56		$18.75
Income from Investment Operations:
Net investment income/(loss)	.03		.02		–		–		–
Net gain/(loss) on securities (both realized and unrealized)	7.00		.94		6.17		1.61		.82
Total from Investment Operations	7.03		.96		6.17		1.61		.82
Less Distributions and Other:
Dividends from net investment income*	(.02)		–		–		–		(.01)
Distributions from net realized gains*	(1.04)		–		–		–		–
Return of capital	–		–		–		–		– (4)
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–
Total Distributions and Other	(1.06)		–		–		–		(.01)
Net Asset Value, End of Period	$34.27		$28.30		$27.34		$21.17		$19.56
Total Return	25.27	%(2)	3.51	%(2)	29.15	%(2)	8.23	%(2)	4.34%
Net Assets, End of Period (in thousands)	$2,671,702		$1,440,502		$1,085,499		$1,027,945		$1,069,694
Average Net Assets for the Period (in thousands)	$1,966,832		$1,326,557		$1,079,025		$1,107,254		$763,621
Ratio of Gross Expenses to Average Net Assets(3)	1.18	%(5)	1.18%		1.16%		1.17%		1.18%
Ratio of Net Expenses to Average Net Assets(3)	1.18	%(5)	1.18%		1.16%		1.17%		1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.09%		0.08%		(0.22)%		(0.28)%		(0.13)%
Portfolio Turnover Rate	22%		55%		45%		38%		41%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors which would have reduced the total return by less than 0.01%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.15% and 1.15%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 99

Financial Highlights – Class S Shares (continued)

For a share outstanding during each fiscal year ended July 31	Janus Adviser Orion Fund			Janus Adviser Mid Cap Growth Fund
	2007		2006	2007		2006	2005		2004	2003
Net Asset Value, Beginning of Period	$10.86		$10.00	$27.93		$26.73	$21.07		$18.35	$15.86
Income from Investment Operations:
Net investment income/(loss)	.02		.01	(.04)		–	–		–	–
Net gain/(loss) on securities (both realized and unrealized)	3.79		.85	7.51		1.20	5.66		2.72	2.49
Total from Investment Operations	3.81		.86	7.47		1.20	5.66		2.72	2.49
Less Distributions and Other:
Dividends from net investment income*	–		–	–		–	–		–	–
Distributions from net realized gains*	–		–	–		–	–		–	–
Payment from affiliate	–	(1)	–	–	(1)	–	–	(1)	–	–
Total Distributions and Other	–		–	–		–	–		–	–
Net Asset Value, End of Period	$14.67		$10.86	$35.40		$27.93	$26.73		$21.07	$18.35
Total Return	35.08	%(2)	8.60%	26.75	%(2)	4.49%	26.86	%(2)	14.82%	15.70%
Net Assets, End of Period (in thousands)	$815		$306	$109,808		$89,396	$96,514		$99,563	$267,000
Average Net Assets for the Period (in thousands)	$570		$284	$97,156		$98,218	$99,738		$231,067	$233,967
Ratio of Gross Expenses to Average Net Assets(3)	1.47%		1.79%	1.15%		1.15%	1.15%		1.16%	1.16%
Ratio of Net Expenses to Average Net Assets(3)	1.45%		1.72%	1.15%		1.15%	1.15%		1.16%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.30%		(0.17)%	(0.23)%		(0.38)%	(0.49)%		(0.62)%	(0.56)%
Portfolio Turnover Rate	18%		57%	35%		43%	32%		30%	43%

For a share outstanding during each fiscal year ended July 31	Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
	2007	2006	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$10.62	$10.00	$17.76	$17.30	$14.42		$13.26	$12.49
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	.26	.18	.06		.01	.05
Net gain/(loss) on securities (both realized and unrealized)	3.09	.63	2.72	.67	2.86		1.16	.77
Total from Investment Operations	3.09	.62	2.98	.85	2.92		1.17	.82
Less Distributions and Other:
Dividends from net investment income*	–	–	(.22)	(.16)	(.04)		(.01)	(.05)
Distributions from net realized gains*	(.12)	–	(1.21)	(.23)	–		–	–
Payment from affiliate	–	–	–	–	–	(1)	–	–
Total Distributions and Other	(.12)	–	(1.43)	(.39)	(.04)		(.01)	(.05)
Net Asset Value, End of Period	$13.59	$10.62	$19.31	$17.76	$17.30		$14.42	$13.26
Total Return	29.20%	6.20%	17.31%	4.90%	20.26	%(2)	8.84%	6.60%
Net Assets, End of Period (in thousands)	$425	$366	$229,709	$264,599	$216,294		$224,694	$286,607
Average Net Assets for the Period (in thousands)	$388	$317	$265,944	$255,027	$217,711		$258,770	$243,679
Ratio of Gross Expenses to Average Net Assets(3)	1.58%	1.77%	1.21%	1.23%	1.21%		1.22%	1.22%
Ratio of Net Expenses to Average Net Assets(3)	1.55%	1.73%	1.21%	1.22%	1.20%		1.22%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.72)%	(0.33)%	1.84%	1.11%	0.35%		(0.03)%	0.41%
Portfolio Turnover Rate	100%	261%	54%	42%	43%		46%	37%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
100 Janus Adviser Series July 31, 2007

For a share outstanding during each fiscal year ended July 31	Janus Adviser Fundamental Equity Fund						Janus Adviser Contrarian Fund
	2007	2006		2005	2004	2003	2007	2006
Net Asset Value, Beginning of Period	$19.34	$19.54		$16.66	$14.63	$13.92	$10.96	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.02		.04	.03	(.01)	(.01)	.05
Net gain/(loss) on securities (both realized and unrealized)	2.94	1.89		3.37	2.00	.72	3.96	.92
Total from Investment Operations	2.96	1.91		3.41	2.03	.71	3.95	.97
Less Distributions and Other:
Dividends from net investment income*	(.03)	(.03)		–	–	–	(.03)	–
Distributions from net realized gains*	(1.49)	(2.08)		(.53)	–	–	–	(.01)
Payment from affiliate	–	–	(1)	–	–	–	–	–
Total Distributions and Other	(1.52)	(2.11)		(.53)	–	–	(.03)	(.01)
Net Asset Value, End of Period	$20.78	$19.34		$19.54	$16.66	$14.63	$14.88	$10.96
Total Return	15.78%	9.86	%(2)	20.71%	13.88%	5.17%	36.05%	9.69%
Net Assets, End of Period (in thousands)	$75,126	$53,890		$37,124	$31,478	$38,327	$11,944	$598
Average Net Assets for the Period (in thousands)	$67,091	$46,693		$32,804	$36,578	$25,550	$4,941	$360
Ratio of Gross Expenses to Average Net Assets(3)	1.20%	1.20%		1.20%	1.25%	1.61%	1.45%	1.72%
Ratio of Net Expenses to Average Net Assets(3)	1.20%	1.20%		1.20%	1.25%	1.60%	1.45%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.18%	0.22%		0.24%	(0.11)%	(0.17)%	0.04%	0.75%
Portfolio Turnover Rate	36%	48%		80%	63%	71%	61%	37%

For a share outstanding during each fiscal year ended July 31	Janus Adviser Balanced Fund
	2007	2006		2005		2004	2003
Net Asset Value, Beginning of Period	$26.34	$25.94		$23.44		$21.93	$21.38
Income from Investment Operations:
Net investment income/(loss)	.55	.41		.41		.35	.35
Net gain/(loss) on securities (both realized and unrealized)	3.05	.92		2.50		1.48	.56
Total from Investment Operations	3.60	1.33		2.91		1.83	.91
Less Distributions and Other:
Dividends from net investment income*	(.51)	(.39)		(.41)		(.32)	(.36)
Distributions from net realized gains*	(1.97)	(.54)		–		–	–
Payment from affiliate	–	–	(1)	–	(1)	–	–
Total Distributions and Other	(2.48)	(.93)		(.41)		(.32)	(.36)
Net Asset Value, End of Period	$27.46	$26.34		$25.94		$23.44	$21.93
Total Return	14.07%	5.19	%(4)	12.53	%(5)	8.36%	4.37%
Net Assets, End of Period (in thousands)	$490,796	$507,918		$595,059		$754,141	$937,114
Average Net Assets for the Period (in thousands)	$524,826	$550,859		$660,970		$930,260	$816,137
Ratio of Gross Expenses to Average Net Assets(3)	1.07%	1.07%		1.07%		1.16%	1.17%
Ratio of Net Expenses to Average Net Assets(3)	1.07%	1.07%		1.07%		1.16%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.95%	1.52%		1.59%		1.43%	1.66%
Portfolio Turnover Rate	54%	49%		47%		92%	67%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 101

Notes to Schedules of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Growth Funds	Funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

MSCI World Excluding Europe Index	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding Europe. It is designed to measure equity market performance in global developed and emerging markets outside Europe. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's (''S&P'') 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

102 Janus Adviser Series July 31, 2007

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

Preference Shares	Securities that have a higher claim than other issues of stock on dividends and assets in liquidation.

REIT	Real Estate Investment Trust

SPDR	Standard & Poor's Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ß  Security is illiquid.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at July 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of July 31, 2007)

	Value	Value as a % of Net Assets
Janus Adviser Small-Mid Growth Fund
Melco International Development, Ltd.	$30,349	0.7%
Janus Adviser Growth and Income Fund
Bank Tec (144A)	$755,360	0.3%
Melco International Development, Ltd.	1,000,079	0.4%
	$1,755,439	0.7%
Janus Adviser Fundamental Equity Fund
Bank Tec (144A)	$281,600	0.3%
Janus Adviser Balanced Fund
Melco International Development, Ltd.	$1,101,244	0.2%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Janus Adviser Series July 31, 2007 103

Notes to Schedules of Investments (continued)

§ Schedule of Restricted and Illiquid Securities (as of July 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Adviser Mid Cap Growth Fund
Polytec Asset Holdings, Ltd.	5/5/06	$536,552	$684,984	0.5%
Janus Adviser Small-Mid Growth Fund
Polytec Asset Holdings, Ltd.	5/5/06	$13,145	$16,781	0.4%
Janus Adviser Growth and Income Fund
Allegro Investment Corporation S.A. convertible, (Corning, Inc.), 10.40% (144A)	2/6/07	$2,372,472	$2,530,854	1.0%
Allegro Investment Corporation S.A. convertible, (Suncor Energy, Inc. (U.S. Shares)), 8.40% (144A)	2/21/07	2,037,976	2,313,998	0.9%
Bank Tec (144A)oo	6/20/07	755,360	755,360	0.3%
Goldman Sachs Group, Inc. convertible, (EOG Resources, Inc., Nordstrom, Inc., Rockwell Automation, Inc.), 30.20% (144A)	1/30/07	2,439,100	2,132,627	0.9%
Lehman Brothers Holdings, Inc. convertible, (Advanced Micro Devices, Inc., Archer-Daniels-Midland Co., Valero Energy Corp.), 36.01% (144A)	2/20/07	2,446,000	2,241,514	0.9%
Lehman Brothers Holdings, Inc. convertible, (Archer-Daniels- Midland Co., Best Buy Company, Inc., Suntech Power Holdings Company, Ltd. (ADR)), 37.06% (144A)	5/10/07	2,242,000	2,150,078	0.9%
Merrill Lynch & Company, Inc. convertible, (Celgene Corp.), 6.97% (144A)	2/26/07	2,372,263	2,513,165	1.0%
Merrill Lynch & Company, Inc. convertible, (Peabody Energy Corp.), 10.50% (144A)	2/26/07	2,372,236	2,331,076	0.9%
Morgan Stanley Co. convertible, (Archer-Daniels-Midland Co.), 8.07% (144A)	2/14/07	2,371,807	2,281,057	0.9%
Morgan Stanley Co. convertible, (Google, Inc. - Class A), 7.15% (144A)	2/1/07	2,371,519	2,473,056	1.0%
Morgan Stanley Co. convertible, (Melco PBL Entertainment (Macau), Ltd. (ADR), Spansion, Inc. - Class A, Suntech Power Holdings Company, Ltd. (ADR)), 46.50% (144A)	6/7/07	2,322,000	2,162,827	0.9%
UBS A.G. New Jersey Branch (U.S. Shares) (144A)	7/17/07	2,248,000	2,103,476	0.9%
		$26,350,733	$25,989,088	10.5%
Janus Adviser Fundamental Equity Fund
Bank Tec (144A)oo	6/20/07	$281,600	$281,600	0.3%
Janus Adviser Balanced Fund
Atlas Copco A.B., 5.60% bonds, due 5/22/17 (144A)	5/15/07	$309,861	$301,013	0.1%
Capmark Financial Group, 5.875% company guaranteed notes, due 5/10/12 (144A)	5/3/07	834,641	780,786	0.1%
Sabine Pass LNG L.P., 7.25% secured notes, due 11/30/13 (144A)	11/1/06	300,000	$286,500	0.1%
		$1,444,502	$1,368,299	0.3%

The Funds have registration rights for certain restricted securities held as of July 31, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of July 31, 2007 are noted below.

Fund	Aggregate Value
Janus Adviser Large Cap Growth Fund	$12,847,520
Janus Adviser Mid Cap Growth Fund	544,646
Janus Adviser Small-Mid Growth Fund	64,272
Janus Adviser Growth and Income Fund	20,544,067
Janus Adviser Fundamental Equity Fund	9,186,180
Janus Adviser Contrarian Fund	21,784,266
Janus Adviser Balanced Fund	30,785,976

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of July 31, 2007.

104 Janus Adviser Series July 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund and Janus Adviser Balanced Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-six funds, which include multiple series of shares with differing investment objectives and policies.

The Funds invest primarily in equity securities. Each of the Funds is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Forty Fund, Janus Adviser Orion Fund and Janus Adviser Contrarian Fund, which are classified as nondiversified.

Each Fund in this report currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may offer only one class of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2002 the initial class of shares was designated as Class I Shares and a second class of shares, Class C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date, and may be subject to withholding taxes in

Janus Adviser Series July 31, 2007 105

Notes to Financial Statements (continued)

the foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Fund's lending agent for the period August 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Funds.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2007, the following Funds had on loan securities valued as indicated:

Fund	Value at July 31, 2007
Janus Adviser Large Cap Growth Fund	$1,807,253
Janus Adviser Forty Fund	212,027,828
Janus Adviser Mid Cap Growth Fund	7,761,351
Janus Adviser Small-Mid Growth Fund	189,058
Janus Adviser Growth and Income Fund	11,998,067
Janus Adviser Fundamental Equity Fund	6,312,878
Janus Adviser Contrarian Fund	13,820,320

As of July 31, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at July 31, 2007
Janus Adviser Large Cap Growth Fund	$1,859,908
Janus Adviser Forty Fund	218,419,525
Janus Adviser Mid Cap Growth Fund	8,017,426
Janus Adviser Small-Mid Growth Fund	198,594
Janus Adviser Growth and Income Fund	12,545,413
Janus Adviser Fundamental Equity Fund	6,489,875
Janus Adviser Contrarian Fund	14,321,074

As of July 31, 2007, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the fiscal year ended July 31, 2007, there were no securities lending agreements for Janus Adviser Orion Fund, and Janus Adviser Contrarian Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended July 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

106 Janus Adviser Series July 31, 2007

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of July 31, 2007, Janus Adviser Large Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund and Janus Adviser Balanced Fund were invested in forward foreign currency contracts.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of July 31, 2007, the Funds were not engaged in short sales.

Floating Rate Loans

The Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates tied to a benchmark lending rate such as the London Inter-Bank Offered Rate (''LIBOR''). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets (the CD Rate). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (''borrowers'') in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower's capital structure. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans

Janus Adviser Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR'').
The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

Janus Adviser Series July 31, 2007 107

Notes to Financial Statements (continued)

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended July 31, 2007 are noted in the table below:

Fund	Average Monthly Value	Rates
Janus Adviser Balanced Fund	$4,392,586	1.75	%-8.11375%

Futures Contracts

Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of July 31, 2007, the Funds were not invested in futures contracts.

Swaps

The Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The following Funds recognized realized gains/(losses) for written options during the fiscal year ended July 31, 2007 as indicated in the table below.

Fund	Gains/(Losses)
Janus Adviser Large Cap Growth Fund	$61,203
Janus Adviser Small-Mid Growth Fund	699
Janus Adviser Growth and Income Fund	28,895
Janus Adviser Fundamental Equity Fund	(2,245)
Janus Adviser Contrarian Fund	(308,280)

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated

108 Janus Adviser Series July 31, 2007

movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended July 31, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2006	–	$–
Options written	2,006 (1)	100,013
Options closed	(93)	(12,982)
Options expired	(1,602)	(62,581)
Options exercised	(45)	(2,620)
Options outstanding at July 31, 2007	266	$21,830

(1)  Adjusted for NRG Energy, Inc. 2 for 1 stock split 6/1/07.

Put Options	Number of Contracts	Premiums Received
Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2006	–	$–
Options written	681	34,034
Options closed	–	–
Options expired	(623)	(22,318)
Options exercised	–	–
Options outstanding at July 31, 2007	58	$11,716
Call Options	Number of Contracts	Premiums Received
Janus Adviser Mid Cap Growth Fund
Options Outstanding at July 31, 2006	–	$–
Options written	83	43,558
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at July 31, 2007	83	$43,558
Call Options	Number of Contracts	Premiums Received
Janus Adviser Small-Mid Growth Fund
Options Outstanding at July 31, 2006	–	$–
Options written	52	11,482
Options closed	(7)	(2,629)
Options expired	(16)	(2,481)
Options exercised	(13)	(1,684)
Options outstanding at July 31, 2007	16	$4,688
Call Options	Number of Contracts	Premiums Received
Janus Adviser Growth and Income Fund
Options outstanding at July 31, 2006	–	$–
Options written	510	47,565
Options closed	(164)	(34,719)
Options expired	(346)	(12,846)
Options exercised	–	–
Options outstanding at July 31, 2007	–	$–

Put Options	Number of Contracts	Premiums Received
Janus Adviser Growth and Income Fund
Options outstanding at July 31, 2006	–	$–
Options written	402	58,304
Options closed	(402)	(58,304)
Options expired	–	–
Options exercised	–	–
Options outstanding at July 31, 2007	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Adviser Fundamental Equity Fund
Options outstanding as of July 31, 2006	–	$–
Options written	3,229 (1)	288,811
Options closed	(1,162)	(95,610)
Options expired	(157)	(27,480)
Options exercised	–	–
Options outstanding as of July 31, 2007	1,910	$165,721

(1) Adjusted for Marathon Oil Corp. 2 for 1 stock split on 6/19/07.

Put Options	Number of Options Contracts	Premiums Received
Janus Adviser Fundamental Equity Fund
Options outstanding as of July 31, 2006	–	$–
Options written	66	9,572
Options closed	(66)	(9,572)
Options expired	–	–
Options exercised	–	–
Options outstanding as of July 31, 2007	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Adviser Contrarian Fund
Options outstanding at July 31, 2006	–	$–
Options written	808	98,073
Options closed	(55)	(18,755)
Options expired	(389)	(37,228)
Options exercised	–	–
Options outstanding at July 31, 2007	364	$42,090
Put Options	Number of Contracts	Premiums Received
Janus Adviser Contrarian Fund
Options outstanding at July 31, 2006	–	$–
Options written	36,623	1,202,744
Options closed	(7,271)	(417,790)
Options expired	–	–
Options exercised	–	–
Options outstanding at July 31, 2007	29,352	$784,954

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Adviser Series July 31, 2007 109

Notes to Financial Statements (continued)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of July 31, 2007, the Funds were not invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of July 31, 2007, Janus Adviser Growth and Income Fund was invested in equity-linked structured notes.

Additional Investment Risk

The Funds, particularly Janus Adviser Balanced Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of July 31, 2007, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Growth and Income Fund were invested in restricted securities.

Restricted Cash

As of July 31, 2007, Janus Adviser Contrarian Fund had restricted cash in the amount of $1,289,400. The restricted cash represents funds in relation to options contracts invested by the Fund at July 31, 2007. The restricted cash is held at the Funds' custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions

Dividends of net investment income for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for

110 Janus Adviser Series July 31, 2007

Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation was effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Funds' financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Adviser Large Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Forty Fund	All Asset Levels	0.64
Janus Adviser Orion Fund	All Asset Levels	0.64
Janus Adviser Mid Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Small-Mid Growth Fund	All Asset Levels	0.64
Janus Adviser Growth and Income Fund	All Asset Levels	0.62
Janus Adviser Fundamental Equity Fund	All Asset Levels	0.60
Janus Adviser Contrarian Fund	All Asset Levels	0.64
Janus Adviser Balanced Fund	All Asset Levels	0.55

For Janus Adviser Contrarian Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Adviser Contrarian Fund	S&P 500® Index

Only the base fee rate applied until February 2007 for Janus Adviser Contrarian Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Adviser Contrarian Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Class A Shares for the Fund against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other

Janus Adviser Series July 31, 2007 111

Notes to Financial Statements (continued)

class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

The Fund's prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance adjustment. During the fiscal year ended July 31, 2007, Janus Adviser Contrarian Fund recorded a positive Performance Adjustment of $14,385.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2008 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Janus Adviser Large Cap Growth Fund	0.66
Janus Adviser Forty Fund	0.67
Janus Adviser Orion Fund	0.95
Janus Adviser Mid Cap Growth Fund	0.65
Janus Adviser Small-Mid Growth Fund	1.05
Janus Adviser Growth and Income Fund	0.99
Janus Adviser Fundamental Equity Fund	0.70
Janus Adviser Contrarian Fund	0.95
Janus Adviser Balanced Fund	0.57

During the fiscal years ended July 31, 2007 and July 31, 2006, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Funds	For the fiscal year ended July 31, 2007
Janus Adviser Large Cap Growth Fund – Class A Shares	$12
Janus Adviser Large Cap Growth Fund – Class C Shares	7
Janus Adviser Large Cap Growth Fund – Class I Shares	1
Janus Adviser Large Cap Growth Fund – Class R Shares(1)	–
Janus Adviser Large Cap Growth Fund – Class S Shares	342
Janus Adviser Orion Fund – Class A Shares(1)	–
Janus Adviser Orion Fund – Class C Shares(1)	–
Janus Adviser Orion Fund – Class I Shares(1)	–
Janus Adviser Orion Fund – Class R Shares(1)	–
Janus Adviser Orion Fund – Class S Shares(1)	–
Janus Adviser Small-Mid Growth Fund – Class A Shares	3
Janus Adviser Small-Mid Growth Fund – Class C Shares	13

(1)  Amounts reimbursed were less than a dollar.

Fund	For the fiscal year ended July 31, 2006
Janus Adviser Fundamental Equity Fund – Class A Shares	$14
Janus Adviser Fundamental Equity Fund – Class C Shares	1,944
Janus Adviser Fundamental Equity Fund – Class R Shares	3
Janus Adviser Fundamental Equity Fund – Class S Shares	8,284

During the fiscal years ended July 31, 2007 and July 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Funds	For the fiscal year ended July 31, 2007
Janus Adviser Large Cap Growth Fund – Class I Shares	$319
Janus Adviser Large Cap Growth Fund – Class S Shares	2,843
Janus Adviser Forty Fund – Class C Shares	1,325
Janus Adviser Forty Fund – Class I Shares	928
Janus Adviser Forty Fund – Class S Shares	2,374
Janus Adviser Mid Cap Growth Fund – Class S Shares	1,453
Janus Adviser Growth and Income Fund – Class A Shares	93
Janus Adviser Contrarian Fund – Class A Shares	230
Janus Adviser Contrarian Fund – Class C Shares	2,198
Janus Adviser Balanced Fund – Class C Shares	170

112 Janus Adviser Series July 31, 2007

Fund	For the fiscal year ended July 31, 2006
Janus Adviser Forty Fund – Class C Shares	$989
Janus Adviser Forty Fund – Class S Shares	1,773
Janus Adviser Mid Cap Growth Fund – Class I Shares	97
Janus Adviser Small-Mid Growth Fund – Class C Shares	712
Janus Adviser Growth and Income Fund – Class A Shares	295
Janus Adviser Growth and Income Fund – Class C Shares	5,355
Janus Adviser Contrarian Fund – Class A Shares	240
Janus Adviser Balanced Fund – Class S Shares	9,881

For the fiscal year ended July 31, 2007, Janus Capital assumed $35,302 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $56,262 was paid by the Trust during the fiscal year ended July 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustee deferred compensation," and a liability, "Non-interested Trustee deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2007 are included in "Non-interested Trustee fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2007.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2007, there were no redeeming shareholders of Class A Shares that paid the contingent deferred sales charges.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the fiscal year ended July 31, 2007, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser Large Cap Growth Fund	$305
Janus Adviser Forty Fund	18,739
Janus Adviser Orion Fund	362
Janus Adviser Mid Cap Growth Fund	1,484
Janus Adviser Small-Mid Growth Fund	162
Janus Adviser Growth and Income Fund	4,925
Janus Adviser Fundamental Equity Fund	3,609
Janus Adviser Contrarian Fund	5,322
Janus Adviser Balanced Fund	2,260

Class A Shares include a 5.75% upfront sales charge of the offering price for all Funds. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the fiscal year ended July 31, 2007, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser Large Cap Growth Fund	$2,075
Janus Adviser Forty Fund	77,177
Janus Adviser Orion Fund	6,894
Janus Adviser Mid Cap Growth Fund	2,660
Janus Adviser Small-Mid Growth Fund	1,483
Janus Adviser Growth and Income Fund	1,801
Janus Adviser Fundamental Equity Fund	2,402
Janus Adviser Contrarian Fund	112,394
Janus Adviser Balanced Fund	3,350

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Adviser Series July 31, 2007 113

Notes to Financial Statements (continued)

Janus Capital invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2007 as indicated in the table below.

Fund	Seed Capital at 7/31/2006	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 7/31/2007
Janus Adviser Large Cap Growth Fund – Class A Shares	$10,000	$–	–	$(10,000)	7/11/07	$–
Janus Adviser Large Cap Growth Fund – Class I Shares	10,000	–	–	(10,000)	7/11/07	–
Janus Adviser Large Cap Growth Fund – Class R Shares	10,000	–	–	–	–	10,000
Janus Adviser Forty Fund – Class I Shares	10,000	–	–	(10,000)	7/11/07	–
Janus Adviser Orion Fund – Class A Shares	250,000	–	–	–	–	250,000
Janus Adviser Orion Fund – Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser Orion Fund – Class I Shares	10,000	–	–	–	–	10,000
Janus Adviser Orion Fund – Class R Shares	250,000	–	–	–	–	250,000
Janus Adviser Orion Fund – Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser Mid Cap Growth Fund – Class I Shares	10,000	–	–	(10,000)	7/11/07	–
Janus Adviser Mid Cap Growth Fund – Class R Shares	10,000	–	–	(10,000)	7/11/07	–
Janus Adviser Small-Mid Growth Fund – Class A Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – Class I Shares	10,000	–	–	(10,000)	7/11/07	–
Janus Adviser Small-Mid Growth Fund – Class R Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser Growth and Income Fund – Class I Shares	10,000	–	–	–	–	10,000
Janus Adviser Fundamental Equity Fund – Class I Shares	$10,000	$–	–	$–	–	$10,000
Janus Adviser Fundamental Equity Fund – Class R Shares	10,000	–	–	–	–	10,000
Janus Adviser Contrarian Fund – Class A Shares	250,000	–	–	–	–	250,000
Janus Adviser Contrarian Fund – Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser Contrarian Fund – Class I Shares	10,000	–	–	(10,000)	7/11/07	–
Janus Adviser Contrarian Fund – Class R Shares	250,000	–	–	–	–	250,000
Janus Adviser Contrarian Fund – Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser Balanced Fund – Class I Shares	10,000	–	–	–	–	10,000
Janus Adviser Balanced Fund – Class R Shares	10,000	–	–	–	–	10,000

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 7/31/07
Janus Government Money Market Fund
Janus Adviser Large Cap Growth Fund	$4,187	$206,297	$2	$–
Janus Adviser Forty Fund	2,554,343	15,486,207	12,264	–
Janus Adviser Orion Fund	11,602	13,502	3	–
Janus Adviser Mid Cap Growth Fund	179,000	179,000	256	–
Janus Adviser Small-Mid Growth Fund	27,353	46,853	29	–
Janus Adviser Growth and Income Fund	1,255,574	1,874,764	1,647	–
Janus Adviser Fundamental Equity Fund	355,800	355,800	391	–
Janus Adviser Contrarian Fund	44,907	92,907	59	–
Janus Adviser Balanced Fund	3,971,500	3,971,500	3,345	–
	$8,404,266	$22,226,830	$17,996	$–
Janus Institutional Cash Management Fund – Institutional Shares
Janus Adviser Large Cap Growth Fund	$2,335,910	$2,308,860	$7,813	$27,050
Janus Adviser Forty Fund	219,316,615	80,363,269	2,391,712	138,953,346
Janus Adviser Orion Fund	667,472	514,409	6,878	153,063
Janus Adviser Mid Cap Growth Fund	3,780,840	1,063,893	48,569	2,716,947
Janus Adviser Small-Mid Growth Fund	291,820	248,638	2,412	43,182
Janus Adviser Growth and Income Fund	12,362,674	12,362,674	27,914	–
Janus Adviser Fundamental Equity Fund	2,719,831	2,557,807	2,399	162,024
Janus Adviser Contrarian Fund	13,267,672	12,378,565	76,443	889,107
Janus Adviser Balanced Fund	17,157,209	14,875,202	70,471	–
	$271,900,043	$126,673,317	$2,634,611	$142,944,719
Janus Institutional Cash Reserves Fund
Janus Adviser Large Cap Growth Fund	$6,371,715	$7,182,505	$11,060	$–
Janus Adviser Forty Fund	253,381,146	380,940,211	2,241,170	–
Janus Adviser Orion Fund	688,292	741,117	2,312	–
Janus Adviser Mid Cap Growth Fund	9,380,096	9,380,096	17,617	–
Janus Adviser Small-Mid Growth Fund	815,153	834,653	2,695	–
Janus Adviser Growth and Income Fund	19,534,882	21,367,989	62,643	–
Janus Adviser Fundamental Equity Fund	13,515,107	14,265,997	31,103	–
Janus Adviser Contrarian Fund	5,163,329	5,334,948	19,311	–
Janus Adviser Balanced Fund	44,469,616	46,727,154	47,082	–
	$353,319,336	$486,774,671	$2,434,993	$–

114 Janus Adviser Series July 31, 2007

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 7/31/07
Janus Institutional Money Market Fund – Institutional Shares
Janus Adviser Large Cap Growth Fund	$20,237,833	$15,435,883	$35,328	$4,801,950
Janus Adviser Forty Fund	791,259,682	670,989,732	2,892,152	120,269,951
Janus Adviser Orion Fund	4,089,291	3,180,591	10,072	908,700
Janus Adviser Mid Cap Growth Fund	26,798,107	25,895,107	49,111	903,000
Janus Adviser Small-Mid Growth Fund	1,691,362	1,691,362	2,705	–
Janus Adviser Growth and Income Fund	37,483,774	37,483,774	22,782	–
Janus Adviser Fundamental Equity Fund	13,697,385	11,969,511	22,824	1,727,873
Janus Adviser Contrarian Fund	45,023,435	45,023,435	57,753	–
Janus Adviser Balanced Fund	69,442,137	64,671,137	55,553	4,771,000
	$1,009,723,006	$876,340,532	$3,148,280	$133,382,474
Janus Money Market Fund – Institutional Shares
Janus Adviser Large Cap Growth Fund	$11,592,988	$11,749,088	$25,008	$–
Janus Adviser Forty Fund	370,629,409	454,562,480	1,927,886	–
Janus Adviser Orion Fund	1,401,046	1,452,321	6,059	–
Janus Adviser Mid Cap Growth Fund	11,373,044	13,562,044	33,828	–
Janus Adviser Small-Mid Growth Fund	900,007	900,007	2,053	–
Janus Adviser Growth and Income Fund	45,944,152	49,345,855	182,750	–
Janus Adviser Fundamental Equity Fund	34,750,433	36,524,544	59,359	–
Janus Adviser Contrarian Fund	12,718,792	12,972,173	24,770	–
Janus Adviser Balanced Fund	66,486,973	71,451,435	157,013	–
	$555,796,844	$652,519,947	$2,418,726	$–

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

The Funds noted below have incurred "Post-October" losses during the period November 1, 2006 through July 31, 2007. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2008.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Adviser Large Cap Growth Fund	$227,210	$–	$(53,572,159)	$(2,444)	$(16,648)	$42,191,716
Janus Adviser Forty Fund	3,564,329	780,201	–	(2,894,723)	(13,520)	805,752,051
Janus Adviser Orion Fund	4,873	19,114	–	(651)	(21)	1,189,619
Janus Adviser Mid Cap Growth Fund(1)	–	–	(70,279,972)	(5,916)	(81,787)	40,248,887
Janus Adviser Small-Mid Growth Fund	282,674	29,347	–	(300)	1,178	334,435
Janus Adviser Growth and Income Fund	4,217,326	26,957,704	–	(46,128)	(50,306)	41,163,487
Janus Adviser Fundamental Equity Fund	971,835	3,946,714	–	(508)	69,288	12,974,645
Janus Adviser Contrarian Fund	1,482,127	797,789	–	(43,883)	(1,551,179)	6,651,134
Janus Adviser Balanced Fund	4,514,073	34,287,062	–	(7,643)	(4,585)	80,723,108

(1)  Capital loss carryovers subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2007 that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2007

Fund	July 31, 2010	July 31, 2011	July 31, 2012	Accumulated Capital Losses
Janus Adviser Large Cap Growth Fund	$(692,913)	$(45,102,562)	$(7,776,684)	$(53,572,159)
Janus Adviser Forty Fund	–	–	–	–
Janus Adviser Orion Fund	–	–	–	–
Janus Adviser Mid Cap Growth Fund(1)	(59,274,036)	(11,005,936)	–	(70,279,972)
Janus Adviser Small-Mid Growth Fund	–	–	–	–
Janus Adviser Growth and Income Fund	–	–	–	–

Janus Adviser Series July 31, 2007 115

Notes to Financial Statements (continued)

Fund	July 31, 2010	July 31, 2011	July 31, 2012	Accumulated Capital Losses
Janus Adviser Fundamental Equity Fund	–	–	–	–
Janus Adviser Contrarian Fund	–	–	–	–
Janus Adviser Balanced Fund	–	–	–	–

(1) Capital loss carryovers subject to annual limitations.

During the fiscal year ended July 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus Adviser Large Cap Growth Fund	$8,354,133
Janus Adviser Mid Cap Growth Fund	7,956,941
Janus Adviser Small-Mid Growth Fund	14,996

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Adviser Large Cap Growth Fund	$128,077,854	$45,220,622	$(3,028,906)
Janus Adviser Forty Fund	2,987,634,352	883,956,885	(78,204,834)
Janus Adviser Orion Fund	7,408,347	1,415,812	(224,286)
Janus Adviser Mid Cap Growth Fund	101,803,843	44,092,854	(3,843,967)
Janus Adviser Small-Mid Growth Fund	3,820,453	543,110	(208,437)
Janus Adviser Growth and Income Fund	213,260,809	48,499,802	(7,309,642)
Janus Adviser Fundamental Equity Fund	85,740,195	16,416,346	(3,433,018)
Janus Adviser Contrarian Fund	154,605,091	14,357,683	(7,493,961)
Janus Adviser Balanced Fund	441,850,774	85,873,804	(5,150,696)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2007	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Adviser Large Cap Growth Fund	$17,617	$–	$–	$–
Janus Adviser Forty Fund	1,802,701	71,930,179	–	–
Janus Adviser Orion Fund	–	–	–	–
Janus Adviser Mid Cap Growth Fund	–	–	–	(121,392)
Janus Adviser Small-Mid Growth Fund	11,057	19,510	–	–
Janus Adviser Growth and Income Fund	3,883,111	17,604,686	–	–
Janus Adviser Fundamental Equity Fund	587,713	4,772,519	–	–
Janus Adviser Contrarian Fund	33,547	–	–	–
Janus Adviser Balanced Fund	12,080,300	36,056,673	–	–
For the fiscal year ended July 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Adviser Large Cap Growth Fund	$–	$–	$–	$(44,158)
Janus Adviser Forty Fund	–	–	–	–
Janus Adviser Orion Fund	–	–	–	(3,036)
Janus Adviser Mid Cap Growth Fund	–	–	–	(407,351)
Janus Adviser Small-Mid Growth Fund	–	–	–	(8,163)
Janus Adviser Growth and Income Fund	2,405,675	3,360,296	–	–
Janus Adviser Fundamental Equity Fund	356,136	5,063,422	–	–
Janus Adviser Contrarian Fund	–	858	–	–
Janus Adviser Balanced Fund	8,813,334	11,356,296	–	–

116 Janus Adviser Series July 31, 2007

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Janus Adviser Series July 31, 2007 117

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares			Class C Shares						Class I Shares
Fund	2007(1)	2006(1)	2005(1)(2)	2007(1)	2006(1)	2005(1)	2004(1)	2003		2007(1)	2006(1)(3)
Janus Adviser Large Cap Growth Fund	1.01%	1.23%	1.05%	1.79%	1.73%	1.81%	1.69%	1.70	%(4)	0.76%	0.54%
Janus Adviser Forty Fund	1.05%	1.06%	0.92%	1.73%	1.70%	1.74%	1.67%	1.70	%(4)	0.68%	0.70%
Janus Adviser Orion Fund	5.15%	23.29%	N/A	6.12%	24.49%	N/A	N/A	N/A		4.57%	14.69%
Janus Adviser Mid Cap Growth Fund	1.12%	1.28%	1.05%	1.88%	1.90%	1.87%	1.74%	1.72	%(4)	0.79%	0.94%
Janus Adviser Small-Mid Growth Fund	6.40%	15.80%	N/A	7.08%	17.57%	N/A	N/A	N/A		5.87%	11.37%
Janus Adviser Growth and Income Fund	1.00%	1.09%	0.98%	1.76%	1.66%	1.80%	1.72%	1.73	%(4)	0.77%	0.76%
Janus Adviser Fundamental Equity Fund	1.15%	1.33%	1.29%	1.90%	1.96%	2.11%	1.96%	2.10	%(4)	0.85%	1.08%
Janus Adviser Contrarian Fund	1.37%	8.30%	N/A	2.09%	8.83%	N/A	N/A	N/A		1.00%	5.97%
Janus Adviser Balanced Fund	0.87%	0.93%	0.86%	1.63%	1.58%	1.68%	1.67%	1.68	%(4)	0.61%	0.63%

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from November 28, 2005 (inception date of I Shares) through July 31, 2006.

  (4)  Period from September 30, 2002 (inception date) through July 31, 2003.

118 Janus Adviser Series July 31, 2007

	Class R Shares			Class S Shares
Fund	2007(1)	2006(1)	2005(1)(2)	2007(1)	2006(1)	2005(1)	2004(1)	2003	2002
Janus Adviser Large Cap Growth Fund	1.51%	1.53%	1.46%	1.26%	1.27%	1.22%	1.19%	1.20%	1.21%
Janus Adviser Forty Fund	1.43%	1.46%	1.42%	1.18%	1.18%	1.16%	1.17%	1.19%	1.18%
Janus Adviser Orion Fund	6.04%	24.70%	N/A	6.52%	23.86%	N/A	N/A	N/A	N/A
Janus Adviser Mid Cap Growth Fund	1.55%	1.71%	1.55%	1.32%	1.38%	1.30%	1.22%	1.22%	1.20%
Janus Adviser Small-Mid Growth Fund	6.82%	20.99%	N/A	6.62%	19.38%	N/A	N/A	N/A	N/A
Janus Adviser Growth and Income Fund	1.47%	1.50%	1.46%	1.21%	1.23%	1.21%	1.22%	1.22%	1.23%
Janus Adviser Fundamental Equity Fund	1.60%	1.77%	1.75%	1.34%	1.49%	1.51%	1.46%	1.61%	1.70%
Janus Adviser Contrarian Fund	1.96%	18.91%	N/A	1.55%	15.34%	N/A	N/A	N/A	N/A
Janus Adviser Balanced Fund	1.35%	1.38%	1.32%	1.09%	1.11%	1.08%	1.17%	1.18%	1.19%

Janus Adviser Series July 31, 2007 119

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund			Janus Adviser Forty Fund		Janus Adviser Orion Fund
(all numbers in thousands)	2007	2006		2007	2006	2007	2006
Transactions in Fund Shares - Class A Shares
Shares sold	240	1		11,080	10,911	205	33
Reinvested dividends and distributions	–	–		14	–	–	–
Shares repurchased	(15)	–		(2,168)	(1,962)	(15)	(2)
Net Increase/(Decrease) in Fund Shares	225	1		8,926	8,949	190	31
Shares Outstanding, Beginning of Period	2	1		10,045	1,096	31	–
Shares Outstanding, End of Period	227	2		18,971	10,045	221	31
Transactions in Fund Shares - Class C Shares
Shares sold	61	19		2,645	1,131	208	34
Reinvested dividends and distributions	–	–		51	–	–	–
Shares repurchased	(38)	(18)		(425)	(188)	(10)	(1)
Net Increase/(Decrease) in Fund Shares	23	1		2,271	943	198	33
Shares Outstanding, Beginning of Period	108	107		1,852	909	33	–
Shares Outstanding, End of Period	131	108		4,123	1,852	231	33
Transactions in Fund Shares - Class I Shares(1)
Shares sold	27	328,569	*	2,573	300	17	1
Reinvested dividends and distributions	–	–		1	–	–	–
Shares repurchased	(8)	(328,104	)*	(50)	–	(1)	–
Net Increase/(Decrease) in Fund Shares	19	465	*	2,524	300	16	1
Shares Outstanding, Beginning of Period	–	–		300	–	1	–
Shares Outstanding, End of Period	19	465	*	2,824	300	17	1
Transactions in Fund Shares - Class R Shares
Shares sold	–	–		540	260	58	25
Reinvested dividends and distributions	–	–		9	–	–	–
Shares repurchased	–	–		(147)	(17)	(4)	–
Net Increase/(Decrease) in Fund Shares	–	–		402	243	54	25
Shares Outstanding, Beginning of Period	1	1		243	–	25	–
Shares Outstanding, End of Period	1	1		645	243	79	25
Transactions in Fund Shares - Class S Shares
Shares sold	1,831	1,761		38,848	22,200	33	28
Reinvested dividends and distributions	1	–		1,892	–	–	–
Shares repurchased	(2,827)	(4,857)		(13,675)	(11,007)	(5)	–
Net Increase/(Decrease) in Fund Shares	(995)	(3,096)		27,065	11,193	28	28
Shares Outstanding, Beginning of Period	7,244	10,340		50,903	39,710	28	–
Shares Outstanding, End of Period	6,249	7,244		77,968	50,903	56	28

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – Class I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

120 Janus Adviser Series July 31, 2007

For each fiscal year or period ended July 31	Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares - Class A Shares
Shares sold	143	47	23	94	127	72
Reinvested dividends and distributions	–	–	1	–	5	1
Shares repurchased	(26)	(11)	(21)	(18)	(29)	(11)
Net Increase/(Decrease) in Fund Shares	117	36	3	76	103	62
Shares Outstanding, Beginning of Period	48	12	76	–	71	9
Shares Outstanding, End of Period	165	48	79	76	174	71
Transactions in Fund Shares - Class C Shares
Shares sold	139	65	25	76	157	166
Reinvested dividends and distributions	–	–	–	–	27	7
Shares repurchased	(26)	(17)	(4)	(6)	(183)	(208)
Net Increase/(Decrease) in Fund Shares	113	48	21	70	1	(35)
Shares Outstanding, Beginning of Period	151	103	70	–	485	520
Shares Outstanding, End of Period	264	151	91	70	486	485
Transactions in Fund Shares - Class I Shares(1)
Shares sold	204	2	32	31	5	1
Reinvested dividends and distributions	–	–	–	–	1	–
Shares repurchased	(6)	–	(1)	–	(1)	–
Net Increase/(Decrease) in Fund Shares	198	2	31	31	5	1
Shares Outstanding, Beginning of Period	2	–	31	–	1	–
Shares Outstanding, End of Period	200	2	62	31	6	1
Transactions in Fund Shares - Class R Shares
Shares sold	74	8	4	33	101	132
Reinvested dividends and distributions	–	–	–	–	13	1
Shares repurchased	(20)	–	–	–	(42)	(28)
Net Increase/(Decrease) in Fund Shares	54	8	4	33	72	105
Shares Outstanding, Beginning of Period	8	–	33	–	106	1
Shares Outstanding, End of Period	62	8	37	33	178	106
Transactions in Fund Shares - Class S Shares
Shares sold	1,383	977	6	38	3,049	5,082
Reinvested dividends and distributions	–	–	–	–	1,098	298
Shares repurchased	(1,481)	(1,388)	(9)	(4)	(7,154)	(2,982)
Net Increase/(Decrease) in Fund Shares	(98)	(411)	(3)	34	(3,007)	2,398
Shares Outstanding, Beginning of Period	3,200	3,611	34	–	14,902	12,504
Shares Outstanding, End of Period	3,102	3,200	31	34	11,895	14,902

  (1)  Transactions in Fund Shares – Class I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

Janus Adviser Series July 31, 2007 121

Notes to Financial Statements (continued)

For each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund		Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares - Class A Shares
Shares sold	36	67	3,213	507	435	28
Reinvested dividends and distributions	3	–	1	–	4	–
Shares repurchased	(35)	(2)	(168)	(1)	(39)	(3)
Net Increase/(Decrease) in Fund Shares	4	65	3,046	506	400	25
Shares Outstanding, Beginning of Period	68	3	506	–	28	3
Shares Outstanding, End of Period	72	68	3,552	506	428	28
Transactions in Fund Shares - Class C Shares
Shares sold	103	215	4,956	349	83	82
Reinvested dividends and distributions	41	41	–	–	45	16
Shares repurchased	(112)	(51)	(132)	(7)	(112)	(104)
Net Increase/(Decrease) in Fund Shares	32	205	4,824	342	16	(6)
Shares Outstanding, Beginning of Period	655	450	342	–	670	676
Shares Outstanding, End of Period	687	655	5,166	342	686	670
Transactions in Fund Shares - Class I Shares(1)
Shares sold	4	6	509	5	108	377 *
Reinvested dividends and distributions	–	–	–	–	1	19 *
Shares repurchased	(1)	–	(88)	–	(1)	–
Net Increase/(Decrease) in Fund Shares	3	6	421	5	108	396 *
Shares Outstanding, Beginning of Period	6	–	5	–	–	–
Shares Outstanding, End of Period	9	6	426	5	108	396 *
Transactions in Fund Shares - Class R Shares
Shares sold	4	3	59	25	1	1
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	(3)	(1)	(4)	–	–	–
Net Increase/(Decrease) in Fund Shares	1	2	55	25	1	1
Shares Outstanding, Beginning of Period	3	1	25	–	1	–
Shares Outstanding, End of Period	4	3	80	25	2	1
Transactions in Fund Shares - Class S Shares
Shares sold	1,869	1,519	875	60	2,813	2,891
Reinvested dividends and distributions	215	232	–	–	1,741	748
Shares repurchased	(1,256)	(864)	(128)	(5)	(5,963)	(7,301)
Net Increase/(Decrease) in Fund Shares	828	887	747	55	(1,409)	(3,662)
Shares Outstanding, Beginning of Period	2,787	1,900	55	–	19,280	22,942
Shares Outstanding, End of Period	3,615	2,787	802	55	17,871	19,280

  *  Shares are not in thousands

  (1)  Transactions in Fund Shares – Class I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

122 Janus Adviser Series July 31, 2007

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser Large Cap Growth Fund	$40,708,515	$61,707,909	$2,485,358	$2,529,339
Janus Adviser Forty Fund	1,755,470,233	511,426,652	–	–
Janus Adviser Orion Fund	5,875,060	629,932	–	–
Janus Adviser Mid Cap Growth Fund	51,377,331	36,487,221	–	–
Janus Adviser Small-Mid Growth Fund	3,819,622	3,235,126	–	–
Janus Adviser Growth and Income Fund	145,760,618	221,268,902	–	–
Janus Adviser Fundamental Equity Fund	41,066,928	26,658,099	–	–
Janus Adviser Contrarian Fund	156,399,474	30,993,607	–	–
Janus Adviser Balanced Fund	142,628,475	222,744,907	146,835,409	120,895,972

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

Janus Adviser Series July 31, 2007 123

Notes to Financial Statements (continued)

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

124 Janus Adviser Series July 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund (formerly Janus Adviser Core Equity Fund), Janus Adviser Contrarian Fund, and Janus Adviser Balanced Fund (nine of the portfolios constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2007 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
September 14, 2007

Janus Adviser Series July 31, 2007 125

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

126 Janus Adviser Series July 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and

Janus Adviser Series July 31, 2007 127

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

128 Janus Adviser Series July 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2007:

Capital Gain Distributions

Fund
Janus Adviser Forty Fund	$71,930,179
Janus Adviser Small-Mid Growth Fund	19,510
Janus Adviser Growth and Income Fund	17,604,686
Janus Adviser Fundamental Equity Fund	4,772,519
Janus Adviser Balanced Fund	36,056,673

Dividends Received Deduction Percentage

Fund
Janus Adviser Large Cap Growth Fund	100%
Janus Adviser Forty Fund	100%
Janus Adviser Orion Fund	100%
Janus Adviser Small-Mid Growth Fund	5%
Janus Adviser Growth and Income Fund	36%
Janus Adviser Fundamental Equity Fund	89%
Janus Adviser Contrarian Fund	9%
Janus Adviser Balanced Fund	42%

Qualified Dividend Income

Fund
Janus Adviser Large Cap Growth Fund	100%
Janus Adviser Forty Fund	100%
Janus Adviser Orion Fund	100%
Janus Adviser Small-Mid Growth Fund	5%
Janus Adviser Growth and Income Fund	61%
Janus Adviser Fundamental Equity Fund	100%
Janus Adviser Contrarian Fund	25%
Janus Adviser Balanced Fund	52%

Janus Adviser Series July 31, 2007 129

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) and Vice President of Asian Cultural Council.	73		Director of F.B. Heron Foundation (a private grant-making foundation).

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

130 Janus Adviser Series July 31, 2007

Trustees (cont.)

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Adviser Series July 31, 2007 131

Trustees and Officers (unaudited) (continued)

Officers

Name, Address and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Adviser Mid Cap Growth Fund	2/02-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Vice President (1998-2006) of Janus Capital.

David J. Corkins 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Portfolio Manager Janus Adviser Large Cap Growth Fund	2/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2000-2003) for Janus Adviser Growth and Income Fund.

David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Portfolio Manager Janus Adviser Contrarian Fund	6/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Chad Meade 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Adviser Small-Mid Growth Fund	7/06-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Adviser Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Adviser Orion Fund	6/05-Present	Vice President of Janus Capital and Portfolio Manger for other Janus accounts. Formerly, Portfolio Manager (2005-2006) for Janus Adviser Small-Mid Growth Fund.

Brian A. Schaub 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Adviser Small-Mid Growth Fund	7/06-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Scott W. Schoelzel 151 Detroit Street Denver, CO 80206 DOB: 1958	Executive Vice President and Portfolio Manager Janus Adviser Forty Fund	4/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Adviser Balanced Fund	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital; and Analyst (2001-2003) for Janus Capital Corporation.

Minyoung Sohn 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Portfolio Manager Janus Adviser Growth and Income Fund Executive Vice President and Portfolio Manager Janus Adviser Fundamental Equity Fund	1/04-Present 5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

132 Janus Adviser Series July 31, 2007

Officers (cont.)

Name, Address and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB:1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006); and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Treasurer, and Principal Accounting Officer Chief Financial Officer	2/05-Present 3/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series July 31, 2007 133

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (8/07)

C-0807-1102  108-02-100 08-07

2007 Annual Report

Janus Adviser Series

Institutional Money Market

Janus Institutional Cash Management Fund

Janus Institutional Money Market Fund

Janus Institutional Government Money Market Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Institutional Money Market

Institutional Cash Management Fund	2

Institutional Money Market Fund	6

Institutional Government Money Market Fund	11

Statements of Assets and Liabilities	14

Statements of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	18

Notes to Schedules of Investments	24

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	33

Additional Information	34

Explanations of Charts, Tables and Financial Statements	36

Trustees and Officers	38

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Premium Shares, Primary Shares and Select Shares only); administrative services fees (applicable to Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the period from February 23, 2007 to July 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has agreed to waive Institutional Cash Management Fund's total operating expenses, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Premium Shares), the administrative services fees (applicable to Institutional Shares and Premium Shares), brokerage commissions, interest, taxes and extraordinary expenses to a certain limit. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Additionally, Janus Capital has contractually agreed to waive one-half of its advisory fee for Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. These waivers will continue until at least December 1, 2008. Janus Capital has contractually agreed to waivers that will reduce the amount of administrative services fees to certain limits noted in the prospectus until at least December 1, 2008. Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable to the Premium Shares of Janus Institutional Cash Management Fund and the Premium Shares, Primary Shares and Select Shares of Janus Institutional Money Market Fund and Janus Institutional Government Money market Fund. These waiver amounts are noted in the prospectus and will continue until at least December 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series July 31, 2007 1

Janus Institutional Cash Management Fund (unaudited)

Average Annual Total Return for the periods ended July 31, 2007	Eric Thorderson co-portfolio manager Craig Jacobson co-portfolio manager
Institutional Shares
11/1/06-7/31/07	4.01%
1 Year	5.39%
5 Year	2.92%
Since Inception of Predecessor Fund 5/15/02	2.88%
Premium Shares
2/23/07-7/31/07	2.28%
1 Year	4.95%
5 Year	2.74%
Since Inception of Predecessor Fund 5/15/02	2.70%
Seven-Day Current Yield
Institutional Shares
With Reimbursement	5.32%
Without Reimbursement	5.22%
Premium Shares
With Reimbursement	5.32%
Without Reimbursement	5.22%
Expense Ratios estimated for the initial fiscal year
Institutional Shares
Total Annual Fund Operating Expenses	0.36%
Net Annual Fund Operating Expenses	0.13%
Premium Shares
Total Annual Fund Operating Expenses	0.29%
Net Annual Fund Operating Expenses	0.13%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's expense ratios were determined based on estimated annualized expenses that the Institutional Shares and Premium Shares classes of the Fund expect to incur during their initial fiscal year. Contractual waivers agreed to by Janus Capital and Janus Distributors LLC are reflected under ''Net Annual Fund Operating Expenses.''

Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

Janus Capital has agreed to waive the Fund's total operating expenses to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.12%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Premium Shares of the Fund to the level indicated in the prospectus until at least December 1, 2008.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

The Fund commenced operations on February 23, 2007, after the reorganization of Janus Institutional Cash Reserves Fund (the "predecessor fund") into Janus Institutional Cash Management Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund, without the effect of any fee and expense limitations or waivers.

The returns for Premium Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund's Premium Shares, without the effect of any fee and expense limitations or waivers.

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Janus Institutional Cash Management Fund.

Total returns not annualized for periods of less than one full year.

See Notes to Schedules of Investments and Financial Statements.

See "Explanation of Charts, Tables and Financial Statements."

Fund Expenses

Expense Example - Institutional Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,026.50	$0.60
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$0.60
Expense Example - Premium Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)**
Actual	$1,000.00	$1,022.80	$0.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$0.60

*Expenses are equal to the annualized expense ratio of 0.12% for Institutional Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the inception period). Expenses may include the effect of contractual and voluntary waivers by Janus Capital.

**Actual expenses paid reflect only the inception period (February 23, 2007 to July 31, 2007). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 0.12% for Premium Shares multiplied by the average account value over the period, multiplied by 156/365 (to reflect the period), however hypothetical expenses are multiplied by 181/365 (to reflect a six month period). Expenses include the effect of contractual and voluntary waivers by Janus Capital and Janus Distributors LLC.

2 Janus Adviser Series July 31, 2007

Janus Institutional Cash Management Fund

Schedule of Investments

As of July 31, 2007

Principal Amount		Value
Certificates of Deposit - 8.8%
$17,500,000	Banco Santander Puerto Rico 5.34%, 10/15/07	$17,500,000
100,000,000	Calyon, New York 5.38%, 5/9/08 (144A)	100,000,000
30,000,000	Mitsubishi Trust and Bank 5.34%, 9/11/07	30,000,000
20,000,000	Mizuho Corporate Bank, New York 5.34%, 9/25/07	20,000,000
30,000,000	Natexis Banques Populaires, New York 5.25%, 5/8/08 (144A)	30,000,000
	Norinchunkin Bank, New York:
50,000,000	5.34%, 9/14/07	50,000,000
20,000,000	5.34%, 10/9/07	20,000,000
	Shinkin Central Bank, New York:
35,000,000	5.34%, 9/6/07	34,999,572
15,000,000	5.34%, 9/7/07	15,000,000
25,000,000	5.345%, 9/18/07	25,000,000
10,000,000	5.335%, 10/18/07	10,000,000
27,000,000	5.345%, 10/24/07	27,000,000
Total Certificates of Deposit (cost $379,499,572)		379,499,572
Commercial Paper - 21.2%
50,000,000	Bavaria TRR Corp. 5.30%, 8/13/07 (Section 4(2))	49,911,667
20,000,000	BTM Capital Corp. 5.29%, 10/5/07 (Section 4(2))	19,808,972
49,958,000	Buckingham Collateralized Debt Obligation II LLC 5.34%, 8/16/07 (144A)	49,846,843
	Check Point Charlie LLC:
10,000,000	5.27%, 8/9/07 (Section 4(2))	9,988,289
26,000,000	5.33%, 8/20/07 (Section 4(2))	25,926,861
31,500,000	5.285%, 10/4/07 (Section 4(2))	31,203,560
54,210,000	5.28%, 10/24/07 (Section 4(2))	53,542,973
	Davis Square Funding IV Corp.:
20,000,000	5.35%, 8/10/07 (Section 4(2))	19,973,250
13,140,000	5.29%, 8/16/07 (Section 4(2))	13,111,037
	Davis Square Funding V Corp.:
50,000,000	5.33%, 8/1/07 (Section 4(2))	50,000,000
17,635,000	5.35%, 8/24/07 (Section 4(2))	17,574,723
	G Street Finance Corp.:
10,000,000	5.35%, 8/6/07 (Section 4(2))	9,992,569
10,000,000	5.35%, 8/7/07 (Section 4(2))	9,991,083
10,000,000	5.35%, 8/8/07 (Section 4(2))	9,989,597
18,390,000	5.35%, 8/9/07 (Section 4(2))	18,368,136
10,000,000	5.35%, 8/10/07 (Section 4(2))	9,986,625
	Giro Balanced Funding Corp.:
54,888,000	5.37%, 8/1/07 (Section 4(2))	54,888,000
10,766,000	5.31%, 8/20/07 (Section 4(2))	10,735,828
	Klio Funding Corp.:
18,557,000	5.32%, 10/4/07 (144A)	18,381,492
17,100,000	5.32%, 10/9/07 (144A)	16,925,637
	Klio II Funding Corp.:
10,000,000	5.40%, 8/13/07 (144A)	9,982,000
45,000,000	5.37%, 8/17/07 (144A)	44,892,600
20,000,000	5.38%, 8/20/07 (144A)	19,943,211
24,223,000	5.35%, 8/21/07 (144A)	24,151,004
	Klio III Funding Corp.:
25,000,000	5.40%, 8/14/07 (144A)	24,951,250
10,000,000	5.35%, 8/22/07 (144A)	9,968,792
45,000,000	5.38%, 8/23/07 (144A)	44,852,050
19,101,000	5.28%, 8/24/07 (144A)	19,036,566

Principal Amount		Value
Commercial Paper - (continued)
	La Fayette Asset Securitization LLC:
$83,000,000	5.29%, 8/9/07 (Section 4(2))	$82,902,282
28,023,000	5.29%, 8/10/07 (Section 4(2))	27,985,940
19,000,000	5.30%, 8/21/07 (Section 4(2))	18,944,056
11,000,000	Medical Building Funding IV Series 2002 LLC 5.47%, 8/29/07 (Section 4(2))	10,953,201
10,000,000	Morrigan TRR Funding LLC 5.31%, 8/10/07 (144A)	9,986,725
14,649,000	Victory Receivables Corp. 5.31%, 8/23/07 (Section 4(2))	14,601,464
50,000,000	Whistlejacket Capital, Ltd. 5.27%, 9/17/07 (144A)	49,655,986
Total Commercial Paper (cost $912,954,269)		912,954,269
Floating Rate Notes - 26.4%
20,000,000	ANZ National International London 5.32%, 12/7/10 (144A)§	20,000,978
25,000,000	Ares VII CLO, Ltd., Class A-1A 5.40656%, 5/8/15 (144A)§	25,000,000
20,000,000	Banco Santander Totta S.A. 5.33%, 7/16/11 (144A)	20,000,221
102,000,000	Bank of America Securities LLC (same day put) 5.435%, 8/1/07	102,000,001
30,000,000	BCP Finance Bank, Ltd. 5.37%, 5/2/12 (144A)	30,000,000
50,000,000	Bes Finance, Ltd. 5.37%, 6/1/12 (144A)	50,000,000
40,000,000	Caja de Ahorros y Pensiones de Barcelona 5.36%, 7/23/12 (144A)	40,000,000
50,000,000	CAM US Finance S.A. Unipersonal 5.37%, 4/3/12 (144A)	50,000,000
	Carlyle Capital:
15,000,000	5.42%, 5/8/08 (144A)§	14,998,848
15,500,000	5.42%, 6/30/08 (144A)§	15,498,689
11,000,000	Cullinan Finance Corp. 5.30%, 2/15/08 (144A)	10,998,827
102,000,000	EMC Mortgage Corp. (same day put) 5.495%, 5/8/26	102,000,001
	HSH Nordbank A.G., New York:
50,000,000	5.33%, 11/21/11 (144A)	50,000,000
50,000,000	5.38%, 6/23/15 (144A)	50,000,000
70,000,000	Lehman Brothers, Inc. (90 day put) 5.525%, 4/5/27ß	70,000,000
30,000,000	Natexis Banques Populaires, New York 5.33%, 10/15/10 (144A)	30,000,000
20,000,000	Putnam Structured Product Funding 2003-1 LLC, Class A-15 5.34%, 10/15/38 (144A)	20,000,000
	Shiprock Finance SF-1:
15,000,000	Series 2007-1A, 5.43%, 4/11/08 (144A)§	15,000,000
35,000,000	Series 2007-3A, 5.39%, 4/11/08 (144A)§	35,000,000
30,000,000	Stanfield Victoria Funding LLC 5.28%, 11/15/07 (144A)	29,996,510
	Sumitomo Trust and Bank:
49,000,000	5.32%, 9/12/07	49,000,000
15,000,000	5.32%, 1/7/08	15,000,000
25,000,000	5.32%, 1/25/08	25,000,000

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 3

Janus Institutional Cash Management Fund

Schedule of Investments

As of July 31, 2007

Principal Amount		Value
Floating Rate Notes - (continued)
$50,000,000	Totta (Ireland) PLC 5.32%, 3/7/12 (144A)	$50,000,000
	Unicredito Italiano Bank (Ireland):
61,000,000	5.34%, 3/9/11 (144A)	61,003,437
30,000,000	5.35%, 5/10/12 (144A)	30,000,000
	Union Hamilton Special Purpose Funding LLC:
45,000,000	5.36%, 12/17/07 (144A)	45,000,000
30,000,000	5.36%, 12/21/07 (144A)	30,000,000
50,000,000	Westdeutsche Landesbank A.G. 5.38%, 3/10/15	50,000,000
Total Floating Rate Notes (cost $1,135,497,512)		1,135,497,512
Repurchase Agreements - 22.7%
15,000,000	Citigroup Global Markets, Inc., 5.525% dated 7/31/07, maturing 8/1/07 to be repurchased at $15,002,302 collateralized by $1,984,046 in Medium Term Notes 0.001%, 12/7/36 - 2/28/37 $18,761,401 in Trust Receipts 0.001%, 8/24/35 - 2/28/37 with respective values of $2,017,737 and $17,003,261	15,000,000
15,000,000	Credit Suisse Securities (USA) LLC, 5.445% dated 7/31/07, maturing 8/1/07 to be repurchased at $15,002,269 collateralized by $446,647,382 in Collateralized Mortgage Obligations 0% - 6.55%, 6/25/09 - 8/25/34 with a value of $15,750,111	15,000,000
87,000,000	Credit Suisse Securities (USA) LLC, 5.445% dated 7/31/07, maturing 8/1/07 to be repurchased at $87,013,159 collateralized by $121,981,012 in Collateralized Mortgage Obligations 0% - 5.8909%, 11/1/25 - 7/20/37 with a value of $91,351,490	87,000,000
36,000,000	Deutsche Bank Securities, Inc., 5.475% dated 7/31/07, maturing 8/1/07 to be repurchased at $36,005,475 collateralized by $17,582,849 in Collateralized Mortgage Obligations 5.50%, 2/25/36; $455,600,430 in U.S. Government Agencies, 0% - 7.50% 10/25/23 - 5/25/35; with respective values of $13,305,828 and $23,414,172	36,000,000
101,000,000	Goldman Sachs & Co., 5.475% dated 7/31/07, maturing 8/1/07 to be repurchased at $101,015,360 collateralized by $43,298,770 in Collateralized Mortgage Obligations 5.9933%, 8/10/45; $61,274,650 in Commercial Paper, 5.49%, 12/15/08 with respective values of $43,793,675 and $60,968,277	101,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$84,000,000	Greenwich Capital Markets, Inc., 5.525% dated 7/31/07, maturing 8/1/07 to be repurchased at $84,012,892 collateralized by $94,000,000 in Trust Receipts 1.00% - 7.42%, 2/1/08 - 7/13/37 with a value of $93,621,293	$84,000,000
26,000,000	ING Financial Markets LLC, 5.35% dated 7/31/07, maturing 8/1/07 to be repurchased at $26,003,864 collateralized by $61,978,438 in U.S. Government Agencies 0% - 7.267%, 6/1/21 - 5/25/37 with a value of $26,520,046	26,000,000
102,000,000	J.P. Morgan Securities, Inc., 5.465% dated 7/31/07, maturing 8/1/07 to be repurchased at $102,015,484 collateralized by $107,000,000 in Corporate Bonds 8.00% - 10.50%, 6/20/08 - 12/29/09 with a value of $107,100,438	102,000,000
102,000,000	Merrill, Lynch, Pierce, Fenner & Smith, 5.545%, dated 7/31/07, maturing 8/1/07 to be repurchased at $102,015,711 collateralized by $110,155,000 in Corporate Bonds 5.33% - 7.06%, 1/30/08 - 3/20/09 with a value of $110,161,779	102,000,000
77,000,000	Morgan Stanley & Co., Inc., 5.425% dated 7/31/07, maturing 8/1/07 to be repurchased at $77,011,603 collateralized by $1,914,038,513 in Collateralized Mortgage Obligations 0.408535% - 6.39%, 10/12/08 - 7/11/43 with a value of $79,309,633	77,000,000
71,000,000	Natixis Financial Products, Inc., 5.37% dated 7/31/07, maturing 8/1/07 to be repurchased at $71,010,591 collateralized by $74,437,172 in Collateralized Mortgage Obligations 6.011064%, 6/1/37 with a value of $72,430,804	71,000,000
44,000,000	RBC Capital Markets Corp., 5.445% dated 7/31/07, maturing 8/1/07 to be repurchased at $44,006,655 collateralized by $45,298,383 in Commercial Paper 0%, 8/2/07 - 11/1/07 with a value of $44,880,001	44,000,000
107,900,000	UBS Financial Services, Inc., 5.385% dated 7/31/07, maturing 8/1/07 to be repurchased at $107,916,140 collateralized by $258,929,778 in U.S. Government Agencies 0%, 7/1/33 - 1/1/36 with a value of $110,058,611	107,900,000

See Notes to Schedules of Investments and Financial Statements.
4 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Principal Amount		Value
Repurchase Agreements - (continued)
$107,000,000	Wachovia Capital Markets LLC, 5.45% dated 7/31/07, maturing 8/1/07 to be repurchased at $107,016,199 collateralized by $113,948,582 in Corporate Bonds 3.625% - 9.75%, 1/15/09 - 5/9/67 with a value of $112,216,863	$107,000,000
Total Repurchase Agreements (cost $974,900,000)		974,900,000
Short-Term Corporate Notes - 4.2%
50,000,000	Asscher Finance Corp. 5.46%, 6/18/08 (144A)	50,000,000
	Cullinan Finance Corp.:
50,000,000	5.37%, 3/25/08 (144A)	50,000,000
30,000,000	5.33%, 5/15/08 (144A)	30,000,000
	Stanfield Victoria Funding LLC:
10,000,000	5.45%, 2/1/08 (144A)	10,000,000
40,000,000	5.315%, 5/7/08 (144A)	39,995,526
Total Short-Term Corporate Notes (cost $179,995,526)		179,995,526
Taxable Variable Rate Demand Notes - 3.9%
1,680,000	A.E. Realty LLC, Series 2003 5.33%, 10/1/23	1,680,000
5,460,000	C-Mek Realty, 5.37%, 6/1/27	5,460,000
3,564,100	Campus Research Corp. 5.55%, 6/1/13	3,564,100
1,700,000	Capel, Inc. 5.39%, 9/1/09	1,700,000
4,350,000	Colorado Housing Facilities Revenue, (Tenderfoot Seasonal Housing LLC) Series A, 5.37%, 7/1/35	4,350,000
6,000,000	Colorado Natural Gas, Inc., Series 2004 5.36%, 7/1/32	6,000,000
4,025,000	Colorado Natural Gas, Inc., Series 2005 5.36%, 7/1/32	4,025,000
3,191,000	Cornerstone Funding Corp. I, Series 2003B 5.41%, 2/26/23	3,191,000
12,813,000	Cornerstone Funding Corp. I, Series 2003J 5.41%, 1/1/29	12,813,000
4,980,000	Courtesy Realty LLC, Series 2002 5.37%, 12/1/17	4,980,000
7,765,000	Crozer-Keystone Health Systems 5.40%, 12/15/21	7,765,000
	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project):
9,100,000	Series A, 5.32% 6/1/27	9,100,000
8,000,000	Series A, 5.37%, 5/1/39	8,000,000
12,400,000	Eskaton Properties, Inc. 5.40%, 12/1/37	12,400,000
4,735,000	H.C. Equities L.P 5.32%, 12/1/23	4,735,000
1,900,000	J.D. Parks and Lissa Parks, Series 2002 5.37%, 6/1/22	1,900,000
7,200,000	Jasper, Morgan, Newton and Walton Counties, Georgia Joint Development Authority Revenue, (Industrial Park Project) 5.35%, 12/1/20	7,200,000

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$3,075,000	Lone Tree Building Authority 5.40%, 12/1/17	$3,075,000
4,100,000	Lowell Family LLC 5.36%, 4/1/30	4,100,000
9,710,000	Mississippi Business Finance Corp. 5.35%, 12/1/22	9,710,000
5,030,000	Montgomery, Alabama Downtown Redevelopment Authority Capital Improvement Revenue, 5.33%, 11/1/18	5,030,000
4,100,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 5.44%, 9/1/14	4,100,000
2,075,000	New Jersey Economic Development Authority Revenue, (Three Woodbury Project), Series B, 5.66%, 5/1/31	2,075,000
3,965,000	Ohio Health Care Facility Revenue Bonds, (United Church Homes, Inc. Project) Series 2002, 5.40%, 9/1/27	3,965,000
7,490,000	Orthopedic Institute of Ohio 5.42%, 12/1/11	7,490,000
3,255,000	Public Building Authority of Irondale, AL 5.33%, 10/2/35	3,255,000
5,150,000	Springfield, Tennessee, Health and Educational Facilities Revenue, Series A 5.39%, 6/1/26	5,150,000
4,900,000	Tennessee Aluminum Processors, Inc. 5.33%, 5/1/14	4,900,000
4,095,000	Tim-Bar Corp., Series 1998 5.44%, 8/1/07	4,095,000
3,605,000	TOG Properties LLC 5.37%, 9/1/18	3,605,000
4,500,000	Union Springs Wastewater Treatment Plant 5.39%, 7/1/37	4,500,000
2,065,000	Washington, Missouri Industrial Development Authority Industrial Revenue, (Pauwels Project) 5.55%, 12/1/19	2,065,000
Total Taxable Variable Rate Demand Notes (cost $165,978,100)		165,978,100
Time Deposits – 12.7%
131,000,000	Bank of Tokyo - Mitsubishi UFJ, ETD 5.36%, 8/1/07	131,000,000
31,000,000	Calyon, New York, ETD 5.36%, 8/1/07	31,000,000
58,700,000	PNC Bank, ETD 5.34375%, 8/1/07	58,700,000
131,000,000	Rabobank Nederland, ETD 5.36%, 8/1/07	131,000,000
67,000,000	Societe Generale, New York, ETD 5.38%, 8/1/07	67,000,000
128,000,000	Suntrust Bank, ETD 5.3125%, 8/1/07	128,000,000
Total Time Deposits (cost $546,700,000)		546,700,000
Total Investments (total cost $4,295,524,979) – 99.9%		4,295,524,979
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		4,456,483
Net Assets – 100%		$4,299,981,462

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 5

Janus Institutional Money Market Fund (unaudited)

Average Annual Total Return for the periods ended July 31, 2007	Eric Thorderson co-portfolio manager Craig Jacobson co-portfolio manager
Institutional Shares
11/1/06-7/31/07	2.25%
1 Year	5.35%
5 Year	2.89%
10 Year	3.95%
Since Inception of Predecessor Fund 4/14/95	4.28%
Premium Shares
2/23/07-7/31/07	2.25%
1 Year	4.87%
5 Year	2.67%
10 Year	3.75%
Since Inception of Predecessor Fund 4/14/95	4.07%
Primary Shares
2/23/07-7/31/07	2.11%
1 Year	4.54%
5 Year	2.36%
10 Year	3.43%
Since Inception of Predecessor Fund 4/14/95	3.75%
Select Shares
2/23/07-7/31/07	2.18%
1 Year	4.69%
5 Year	2.50%
10 Year	3.58%
Since Inception of Predecessor Fund 4/14/95	3.90%
Service Shares
11/1/06-7/31/07	2.15%
1 Year	5.09%
5 Year	2.63%
10 Year	3.69%
Since Inception of Predecessor Fund 11/22/96	3.80%
Seven-Day Current Yield
Institutional Shares
With Reimbursement	5.25%
Without Reimbursement	5.15%
Premium Shares
With Reimbursement	5.25%
Without Reimbursement	5.15%
Primary Shares
With Reimbursement	4.93%
Without Reimbursement	4.83%
Select Shares
With Reimbursement	5.08%
Without Reimbursement	4.97%
Service Shares
With Reimbursement	5.00%
Without Reimbursement	4.90%
Expense Ratios estimated for the initial fiscal year
Institutional Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.18%
Premium Shares
Total Annual Fund Operating Expenses	0.34%
Net Annual Fund Operating Expenses	0.18%
Primary Shares
Total Annual Fund Operating Expenses	0.66%
Net Annual Fund Operating Expenses	0.50%
Select Shares
Total Annual Fund Operating Expenses	0.51%
Net Annual Fund Operating Expenses	0.35%
Service Shares
Total Annual Fund Operating Expenses	0.60%
Net Annual Fund Operating Expenses	0.43%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's expense ratios were determined based on estimated annualized expenses that the classes of the Fund expect to incur during their initial fiscal year. Contractual waivers agreed to by Janus Capital and Janus Distributors LLC are reflected under ''Net Annual Fund Operating Expenses.''

Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by Premium Shares, Primary Shares and Select Shares of the Fund to the levels indicated in the prospectus until at least December 1, 2008.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares and Service Shares classes of Janus Money Market Fund (the "predecessor fund") into the respective class of Janus Institutional Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The returns for the Service Shares of the Fund for the periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund's Institutional Shares and Service Shares classes, without the effect of any fee and expense limitations or waivers.

The returns for the Premium Shares, Primary Shares, and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund's respective Share class, without the effect of any fee and expense limitations or waivers

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Janus Institutional Money Market Fund.

Total returns not annualized for periods of less than one full year.

See Notes to Schedules of Investments and Financial Statements.

See "Explanation of Charts, Tables and Financial Statements."

6 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

Expense Example - Institutional Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,022.50	$0.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$0.90
Expense Example - Premium Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,022.50	$0.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$0.90
Expense Example - Primary Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,021.10	$2.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$2.55
Expense Example - Select Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,021.80	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.83	$1.80
Expense Example - Service Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,021.50	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,019.53	$2.15

*Actual expenses paid reflect only the inception period (February 23, 2007 to July 31, 2007). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 0.18% for Institutional Shares, 0.18% for Premium Shares, 0.51% for Primary Shares, 0.36% for Select Shares, and 0.43% for Service Shares multiplied by the average account value over the period, multiplied by 156/365 (to reflect the period), however hypothetical expenses are multiplied by 181/365 (to reflect a six month period). Expenses include the effect of contractual waivers by Janus Capital and Janus Distributors LLC.

Janus Adviser Series July 31, 2007 7

Janus Institutional Money Market Fund

Schedule of Investments

As of July 31, 2007

Principal Amount		Value
Certificates of Deposit - 8.7%
$26,000,000	Banco Santander Puerto Rico 5.34%, 10/15/07	$26,000,000
100,000,000	Calyon, New York 5.38%, 5/9/08 (144A)	100,000,000
39,336,000	Deutsche Bank Securities, Inc. 5.40%, 11/21/07	39,336,000
50,000,000	Mitsubishi Trust and Bank 5.34%, 9/11/07	50,000,000
30,000,000	Mizuho Corporate Bank, New York 5.34%, 9/25/07	30,000,000
60,000,000	Natexis Banques Populaires, New York 5.25%, 5/8/08	60,000,000
50,000,000	Norinchunkin Bank, New York 5.34%, 10/9/07	50,000,000
	Shinkin Central Bank, New York:
25,000,000	5.34%, 8/24/07	25,000,000
50,000,000	5.34%, 9/6/07	49,999,389
15,000,000	5.34%, 9/7/07	15,000,000
30,000,000	5.34%, 10/12/07	30,000,000
20,000,000	5.335%, 10/18/07	20,000,000
33,000,000	5.345%, 10/24/07	33,000,000
35,000,000	Sumitomo Trust and Bank 5.32%, 11/20/07	35,000,000
Total Certificates of Deposit (cost $563,335,389)		563,335,389
Commercial Paper - 24.7%
	Bavaria TRR Corp.:
50,000,000	5.30%, 8/6/07 (Section 4(2))	49,963,194
50,000,000	5.30%, 8/13/07 (Section 4(2))	49,911,667
50,000,000	Buckingham Collateralized Debt Obligation II LLC 5.34%, 8/16/07 (144A)	49,888,750
	Davis Square Funding IV Corp.:
50,000,000	5.35%, 8/10/07 (Section 4(2))	49,933,125
50,000,000	5.35%, 8/10/07 (Section 4(2))	49,933,125
	Davis Square Funding V Corp.:
50,000,000	5.33%, 8/1/07 (Section 4(2))	50,000,000
50,000,000	5.35%, 8/24/07 (Section 4(2))	49,829,097
22,000,000	5.35%, 8/29/07 (Section 4(2))	21,908,455
20,000,000	Dorada Finance Corp. 5.31%, 8/28/07 (144A)	19,920,350
	G Street Finance Corp.:
40,000,000	5.35%, 8/6/07 (Section 4(2))	39,970,278
40,000,000	5.35%, 8/7/07 (Section 4(2))	39,964,333
40,000,000	5.35%, 8/8/07 (Section 4(2))	39,958,389
30,000,000	5.35%, 8/9/07 (Section 4(2))	29,964,333
40,000,000	5.35%, 8/10/07 (Section 4(2))	39,946,500
	Giro Balanced Funding Corp.:
50,000,000	5.31%, 8/20/07 (Section 4(2))	49,859,875
50,000,000	5.29%, 8/27/07 (Section 4(2))	49,808,972
	Klio Funding Corp.:
48,000,000	5.40%, 8/16/07 (144A)	47,892,000
26,000,000	5.32%, 10/4/07 (144A)	25,754,098
24,145,000	5.32%, 10/9/07 (144A)	23,898,801
	Klio II Funding Corp.:
20,000,000	5.40%, 8/13/07 (144A)	19,964,000
55,000,000	5.37%, 8/17/07 (144A)	54,868,734
30,000,000	5.38%, 8/20/07 (144A)	29,914,817
33,400,000	5.35%, 8/21/07 (144A)	33,300,728
29,253,000	5.37%, 8/22/07 (144A)	29,161,365
49,000,000	5.38%, 8/28/07 (144A)	48,802,285

Principal Amount		Value
Commercial Paper - (continued)
	Klio III Funding Corp.:
$25,000,000	5.40%, 8/14/07 (144A)	$24,951,250
50,000,000	5.37%, 8/17/07 (144A)	49,880,667
50,000,000	5.35%, 8/22/07 (144A)	49,843,958
50,000,000	5.38%, 8/23/07 (144A)	49,835,611
23,701,000	5.27%, 8/24/07 (144A)	23,621,200
23,000,000	5.38%, 8/28/07 (144A)	22,907,195
	La Fayette Asset Securitization LLC:
33,200,000	5.30%, 8/7/07 (Section 4(2))	33,170,673
99,593,000	5.29%, 8/9/07 (Section 4(2))	99,475,703
42,000,000	5.29%, 8/10/07 (Section 4(2))	41,944,455
39,000,000	5.30%, 8/21/07 (Section 4(2))	38,885,167
43,713,000	Manhattan Asset Funding Company LLC 5.28%, 9/18/07 (Section 4(2))	43,405,260
11,300,000	Medical Building Funding IV Series 2002 LLC 5.47%, 8/29/07	11,251,925
	Morrigan TRR Funding LLC:
28,000,000	5.31%, 8/10/07 (144A)	27,962,830
50,000,000	5.30%, 8/17/07 (144A)	49,882,222
33,837,000	Victory Receivables Corp. 5.31%, 8/24/07 (Section 4(2))	33,722,208
Total Commercial Paper (cost $1,595,057,595)		1,595,057,595
Floating Rate Notes - 26.7%
50,000,000	ANZ National International London 5.32%, 12/7/10 (144A)§	50,002,446
59,004,000	Ares VII CLO, Ltd., Class A-1A 5.40656%, 5/8/15 (144A)§	59,004,000
27,534,000	Banco Santander Totta S.A. 5.33%, 7/16/11 (144A)	27,534,000
209,000,000	Bank of America Securities LLC (same day put), 5.435%, 8/1/07	209,000,000
75,000,000	Bes Finance, Ltd. 5.37%, 6/1/12 (144A)	75,000,000
50,000,000	Caja de Ahorros y Pensiones de Barcelona 5.36%, 7/23/12 (144A)	50,000,000
	Carlyle Capital:
30,000,000	5.42%, 5/8/08 (144A)§	29,997,697
26,500,000	5.42%, 6/30/08 (144A)§	26,497,759
15,734,000	Dekabank, New York 5.40%, 11/19/15 (144A)	15,734,000
195,000,000	EMC Mortgage Corp. (same day put) 5.495%, 5/8/26	195,000,000
	HSH Nordbank A.G., New York:
23,601,000	5.33%, 11/21/11 (144A)	23,601,000
70,805,000	5.38%, 6/23/15 (144A)	70,805,000
184,000,000	Lehman Brothers, Inc. (90 day put) 5.525%, 4/5/27ß	184,000,000
23,601,000	Natexis Banques Populaires, New York 5.33%, 10/15/10 (144A)	23,601,000
	Putnam Structured Product Funding 2003-1 LLC, Class A-15:
32,255,812	5.34%, 10/15/38 (144A)	32,255,812
79,512,760	5.34%, 10/15/38 (144A)	79,512,760
50,000,000	Shiprock Finance SF-1, Series 2007-3A 5.39%, 4/11/08 (144A)§	50,000,000
35,000,000	Stanfield Victoria Funding LLC 5.28%, 11/15/07 (144A)	34,995,929
	Sumitomo Trust and Bank:
50,000,000	5.32%, 9/12/07	50,000,000
50,000,000	5.32%, 11/5/07	50,000,000
35,000,000	5.32%, 1/7/08	35,000,000
40,000,000	5.32%, 1/25/08	40,000,000

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Principal Amount		Value
Floating Rate Notes - (continued)
$78,672,000	Totta (Ireland) PLC 5.32%, 3/7/12 (144A)	$78,672,000
66,084,000	Unicredito Italiano Bank (Ireland) 5.34%, 3/9/11 (144A)	66,084,000
59,004,000	Union Hamilton Special Purpose Funding LLC 5.36%, 12/21/07 (144A)	59,004,000
110,141,000	Westdeutsche Landesbank A.G. 5.38%, 3/10/15 (144A)	110,141,000
Total Floating Rate Notes (cost $1,725,442,403)		1,725,442,403
Repurchase Agreements - 18.3%
29,000,000	Citigroup Global Markets, Inc., 5.525% dated 7/31/07, maturing 8/1/07 to be repurchased at $29,004,451 collateralized by $30,703,656 in Medium Term Notes 0.001% - 8.62%, 5/31/30 – 6/25/37; $5,652,136 in Trust Receipts 0.001%, 1/28/34 – 4/2/37 with respective values of $28,983,049 and $5,580,845	29,000,000
29,000,000	Credit Suisse Securities (USA) LLC, 5.445% dated 7/31/07, maturing 8/1/07 to be repurchased at $29,004,386 collateralized by $8,250,000 in Asset Backed Securities 0% - 9.179%, 6/20/08 - 8/27/36; $70,752,569 in Collateralized Mortgage Obligations, 0% - 8.50%, 4/15/13 - 7/25/43 with respective values of $3,613,817 and $26,731,905	29,000,000
180,000,000	Credit Suisse Securities (USA) LLC, 5.445% dated 7/31/07, maturing 8/1/07 to be repurchased at $180,027,225 collateralized by $458,278,549 in Asset Backed Securities 0% - 15.00%, 3/1/12 - 3/28/52 with a value of $183,601,465	180,000,000
16,000,000	Greenwich Capital, 5.525% dated 7/31/07, maturing 8/1/07 to be repurchased at $16,002,456 collateralized by $23,376,414 in Trust Receipts 1.00% - 7.42%, 2/1/08 - 7/13/37 with a value of $22,921,670	16,000,000
70,000,000	ING Financial Markets LLC, 5.37% dated 7/31/07, maturing 8/1/07 to be repurchased at $70,010,442 collateralized by $131,080,780 in U.S. Government Agencies 4.12% - 5.319%, 4/1/34 - 6/1/35 with a value of $71,401,505	70,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$209,000,000	J.P. Morgan Securities, Inc., 5.465% dated 7/31/07, maturing 8/1/07 to be repurchased at $209,031,727 collateralized by $102,908,000 in Corporate Bonds, 0% - 15.00% 1/15/03 - 5/15/15; $121,560,000 in Medium Term Notes, 5.30% - 8.375%, 8/2/07 - 8/29/08; with respective values of $94,353,610 and $123,920,826	$209,000,000
46,500,000	Lehman Brothers, Inc., 5.385% dated 7/31/07, maturing 8/1/07 to be repurchased at $46,506,956 collateralized by $53,109,975 in U.S. Government Agencies 5.50%, 3/1/36 - 7/1/37 with a value of $47,430,393	46,500,000
209,000,000	Merrill Lynch, Pierce, Fenner & Smith 5.545% dated 7/31/07, maturing 8/1/07 to be repurchased at $209,032,192 collateralized by $238,593,416 in Corporate Bonds 0% - 15.00%, 12/5/07 - 1/15/49 with a value of $225,722,809	209,000,000
108,000,000	Morgan Stanley & Company, Inc., 5.425% dated 7/31/07, maturing 8/1/07 to be repurchased at $108,016,275 collateralized by $6,768,866,110 in Collateralized Mortgage Obligations 0% - 5.25%, 7/14/11 - 9/10/47 with a value of $110,749,511	108,000,000
105,000,000	Natixis Financial Products, Inc., 5.37% dated 7/31/07, maturing 8/1/07 to be repurchased at $105,015,663 collateralized by $230,604,393 in U.S. Government Agencies 0%, 7/1/33 - 8/1/34 with a value of $107,115,976	105,000,000
39,000,000	RBC Capital Markets Corp., 5.445% dated 7/31/07, maturing 8/1/07 to be repurchased at $39,005,899 collateralized by $39,381,507 in Commercial Paper, 0% 8/2/07 - 10/2/07; $536,000 in U.S. Government Agencies, 0%, 10/24/07; with respective values of $39,251,251 and $529,514	39,000,000
142,100,000	UBS Financial Services, Inc., 5.385% dated 7/31/07, maturing 8/1/07 to be repurchased at $142,121,256 collateralized by $341,000,199 in U.S. Government Agencies 0%, 7/1/33 - 1/1/36 with a value of $144,942,805	142,100,000
Total Repurchase Agreements (cost $1,182,600,000)		1,182,600,000

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 9

Janus Institutional Money Market Fund

Schedule of Investments

As of July 31, 2007

Principal Amount		Value
Short-Term Corporate Notes - 4.9%
$50,000,000	Asscher Finance Corp. 5.46%, 6/18/08 (144A)	$50,000,000
	Cullinan Finance Corp.:
50,000,000	5.37%, 3/25/08 (144A)	50,000,000
60,000,000	5.33%, 5/15/08 (144A)	60,000,001
50,000,000	5.345%, 5/15/08 (144A)	50,000,000
19,668,000	K2 (USA) LLC 5.32%, 12/3/07 (144A)	19,667,309
	Stanfield Victoria Funding LLC
23,601,000	5.45%, 2/1/08 (144A)	23,601,000
60,000,000	5.315%, 5/7/08 (144A)	59,993,289
Total Short-Term Corporate Notes (cost $313,261,599)		313,261,599
Taxable Variable Rate Demand Notes - 4.9%
8,750,000	Advocare of South Carolina, Inc. 5.32%, 6/1/17	8,750,000
8,850,000	Arbor Properties, Inc., Series 2004 5.33%, 11/1/24	8,850,000
2,175,000	Aurora Colorado CenterTech Metropolitan District, Series B, 5.55%, 12/1/17	2,175,000
	Breckenridge Terrace LLC:
2,900,000	5.37%, 5/1/39	2,900,000
11,785,000	5.37%, 5/1/39	11,785,000
12,605,000	Colorado Natural Gas, Inc., Series 2002 5.36%, 7/1/32	12,605,000
8,605,000	Cornerstone Funding Corp. I, Series 2003B 5.36%, 12/1/30	8,605,000
7,424,000	Cornerstone Funding Corp. I, Series 2003C 5.41%, 4/1/13	7,424,000
6,400,000	Cornerstone Funding Corp. I, Series 2003E 5.41%, 7/1/30	6,400,000
10,002,000	Custom Window Systems 5.37%, 11/1/26	10,002,000
6,900,000	Edison Chouest Offshore LLC 5.35%, 3/1/14	6,900,000
1,743,000	First United Pentecostal 5.39%, 3/1/23	1,743,000
4,645,000	FJM Properties-Wilmar 5.32%, 10/1/24	4,645,000
12,335,000	HHH Supply and Investment Co. 5.37%, 7/1/29	12,335,000
11,375,000	Hillcrest Medical Plaza 5.32%, 9/1/23	11,375,000
6,467,000	Holston Medical Group 5.35%, 1/1/13	6,467,000
3,635,000	J&E Land Company 5.34%, 6/1/23	3,635,000
4,245,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project), Series A 5.40%, 9/1/09	4,245,000
16,265,000	Louisiana Health Systems Corp. Revenue, Series B, 5.32%, 10/1/22	16,265,000
6,485,000	Luxor Management Company 5.35%, 4/1/18	6,485,000
4,740,000	McElroy Metal Mill, Inc., Series 2003 5.35%, 7/1/18	4,740,000
6,980,000	Medical Clinic Board, Mobile, AL 5.32%, 9/1/11	6,980,000

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$13,425,000	Mississippi Business Finance Corp. 5.32%, 10/1/18	$13,425,000
3,040,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue (Surgical Center), 5.33%, 3/1/24	3,040,000
7,838,000	Nautical Transport LLC 5.36%, 6/1/16	7,838,000
23,800,000	Olympic Club, California Revenue Series 2002, 5.36%, 10/1/32	23,800,000
10,620,000	Patrick Schaumburg Automobiles, Inc. 5.32%, 7/1/08 (144A)	10,620,000
8,200,000	Racetrac Capital LLC, Series 1998-A 5.32%, 4/1/18	8,200,000
19,600,000	Rehau, Inc. 5.50%, 10/1/19	19,600,000
7,500,000	Robinette Company 5.32%, 1/1/17	7,500,000
10,460,000	Russell Lands, Inc., Series 2002 5.35%, 8/1/12	10,460,000
20,600,000	Shoosmith Brothers, Inc. 5.32%, 3/1/15	20,600,000
14,965,000	Timber Ridge County Affordable Housing Corp., Series 2003 5.42%, 12/1/32	14,965,000
3,335,000	Union City, Tennessee Industrial Development Board (Cobank LLC Project), 5.36%, 1/1/25	3,335,000
9,900,000	Village Green Finance Co. 5.32%, 11/1/22	9,900,000
Total Taxable Variable Rate Demand Notes (cost $318,594,000)		318,594,000
Time Deposits – 11.7%
127,000,000	Bank of Tokyo - Mitsubishi UFJ, ETD 5.36%, 8/1/07	127,000,000
10,000,000	Calyon, New York, ETD 5.36%, 8/1/07	10,000,000
89,000,000	PNC Bank, ETD 5.3437%, 8/1/07	89,000,000
189,000,000	Rabobank Nederland, ETD 5.36%, 8/1/07	189,000,000
11,000,000	Societe Generale, New York, ETD 5.35%, 8/1/07	11,000,000
133,000,000	Societe Generale, New York, ETD 5.38%, 8/1/07	133,000,000
193,000,000	Suntrust Bank, ETD 5.3125%, 8/1/07	193,000,000
Total Time Deposits (cost $752,000,000)		752,000,000
Total Investments (total cost $6,450,290,986) – 99.9%		6,450,290,986
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		2,657,287
Net Assets – 100%		$6,452,948,273

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series July 31, 2007

Janus Institutional Government
Money Market Fund (unaudited)

Average Annual Total Return for the periods ended July 31, 2007	Eric Thorderson co-portfolio manager Craig Jacobson co-portfolio manager
Institutional Shares
11/1/06-7/31/07	2.24%
1 Year	5.31%
5 Year	2.85%
10 Year	3.89%
Since Inception of Predecessor Fund 4/14/95	4.21%
Premium Shares
2/23/07-7/31/07	2.23%
1 Year	4.81%
5 Year	2.59%
10 Year	3.66%
Since Inception of Predecessor Fund 4/14/95	3.98%
Primary Shares
2/23/07-7/31/07	2.09%
1 Year	4.47%
5 Year	2.28%
10 Year	3.34%
Since Inception of Predecessor Fund 4/14/95	3.66%
Select Shares
2/23/07-7/31/07	2.16%
1 Year	4.63%
5 Year	2.43%
10 Year	3.49%
Since Inception of Predecessor Fund 4/14/95	3.81%
Service Shares
11/1/06-7/31/07	2.13%
1 Year	5.05%
5 Year	2.59%
10 Year	3.63%
Since Inception of Predecessor Fund 11/22/96	3.74%
Seven-Day Current Yield
Institutional Shares
With Reimbursement	5.23%
Without Reimbursement	5.03%
Premium Shares
With Reimbursement	5.20%
Without Reimbursement	5.10%
Primary Shares
With Reimbursement	4.88%
Without Reimbursement	4.38%
Select Shares
With Reimbursement	5.03%
Without Reimbursement	4.93%
Service Shares
With Reimbursement	4.98%
Without Reimbursement	4.83%
Expense Ratios estimated for the initial fiscal year
Institutional Shares
Total Annual Fund Operating Expenses	0.36%
Net Annual Fund Operating Expenses	0.16%
Premium Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.19%
Primary Shares
Total Annual Fund Operating Expenses	0.67%
Net Annual Fund Operating Expenses	0.51%
Select Shares
Total Annual Fund Operating Expenses	0.52%
Net Annual Fund Operating Expenses	0.36%
Service Shares
Total Annual Fund Operating Expenses	0.61%
Net Annual Fund Operating Expenses	0.41%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's expense ratios were determined based on estimated annualized expenses that the classes of the Fund expect to incur during their initial fiscal year. Contractual waivers agreed to by Janus Capital and Janus Distributors LLC are reflected under ''Net Annual Fund Operating Expenses.''

Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by Premium Shares, Primary Shares and Select Shares of the Fund to the levels indicated in the prospectus until at least December 1, 2008.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares and Service Shares classes of Janus Government Money Market Fund (the "predecessor fund") into the respective class of Janus Institutional Government Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The returns for the Service Shares of the Fund for the periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund's Institutional Shares and Service Shares, without the effect of any fee and expense limitations or waivers.

The returns for the Premium Shares, Primary Shares and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund's respective Shares class, without the effect of any fee and expense limitations or waivers.

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Janus Institutional Government Money Market Fund.

Total returns not annualized for periods of less than one full year.

See Notes to Schedules of Investments and Financial Statements.

See "Explanation of Charts, Tables and Financial Statements."

Janus Adviser Series July 31, 2007 11

Janus Institutional Government
Money Market Fund (unaudited)

Fund Expenses

Expense Example - Institutional Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,022.40	$0.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$0.80
Expense Example - Premium Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,022.30	$0.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$0.95
Expense Example - Primary Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,020.90	$2.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$2.55
Expense Example - Select Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,021.60	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.83	$1.80
Expense Example - Service Shares	Beginning Account Value (2/23/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/23/07-7/31/07)*
Actual	$1,000.00	$1,021.30	$1.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.62	$2.05

*Actual expenses paid reflect only the inception period (February 23, 2007 to July 31, 2007). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 0.16% for Institutional Shares, 0.12% for Premium Shares, 0.51% for Primary Shares, 0.36% for Select Shares, and 0.41% for Service Shares multiplied by the average account value over the period, multiplied by 156/365 (to reflect the inception period), however hypothetical expenses are multiplied by 181/365 (to reflect a six month period). Expenses include the effect of contractual waivers by Janus Capital and Janus Distributors LLC.

12 Janus Adviser Series July 31, 2007

Janus Institutional Government
Money Market Fund

Schedule of Investments

As of July 31, 2007

Principal Amount		Value
U.S Government Agency Notes - 10.8%
	Fannie Mae:
$8,244,000	5.011%, 12/28/07	$8,073,454
5,000,000	5.08%, 1/16/08	4,881,467
8,200,000	5.02%, 5/30/08	7,853,536
	Federal Home Loan Bank System:
5,000,000	5.40%, 4/9/08	5,000,000
1,875,000	4.96%, 7/18/08	1,784,067
	Freddie Mac:
12,366,000	4.96%, 9/18/07	12,284,019
4,122,000	4.965%, 10/16/07	4,078,795
4,122,000	4.995%, 11/30/07	4,052,797
8,244,000	5.03%, 12/11/07	8,092,503
4,327,000	5.04%, 3/3/08	4,196,757
12,500,000	5.04%, 3/28/08	12,080,000
3,600,000	5.075%, 4/28/08	3,462,468
8,700,000	4.92%, 6/13/08	8,323,087
8,000,000	4.98%, 6/23/08	7,638,120
Total U.S Government Agency Notes (cost $91,801,070)		91,801,070
U.S. Government Agency Variable Notes - 8.1%
	Federal Farm Credit Bank:
4,122,000	5.235%, 8/1/07	4,122,000
3,091,000	5.245%, 9/24/07	3,091,350
1,620,000	5.18%, 10/28/07	1,619,394
8,244,000	5.17%, 1/18/08	8,242,828
4,122,000	5.23%, 1/24/08	4,121,615
4,122,000	5.23%, 2/21/08	4,121,556
8,244,000	5.23%, 3/26/08	8,242,553
	Federal Home Loan Bank System:
4,120,000	5.229%, 11/15/07	4,120,000
4,120,000	5.32%, 1/11/08	4,120,000
12,365,000	5.165%, 3/14/08	12,362,019
810,000	5.20%, 10/24/08	809,509
	Freddie Mac:
8,244,000	5.1725%, 9/27/07	8,243,499
5,764,882	5.32%, 1/15/42	5,764,882
Total U.S. Government Agency Variable Notes (cost $68,981,205)		68,981,205
Repurchase Agreements - 81.3%
123,700,000	Bear Stearns & Company, Inc., 5.4250% dated 7/31/07, maturing 8/1/07 to be repurchased at $123,718,641 collateralized by $421,807,039 in U.S. Government Agencies 0% - 6.5%, 2/1/14 - 9/1/36 with a value of $126,175,681	123,700,000
101,000,000	Bear Stearns & Company, Inc., 5.34% dated 7/31/07, maturing 8/1/07 to be repurchased at $101,014,982 collateralized by $971,747,577 in U.S. Government Agencies 0% - 14.74613%, 10/15/07 - 6/15/37 with a value of $103,022,018	101,000,000
144,300,000	Credit Suisse Securities (USA) LLC, 5.3950% dated 7/31/07, maturing 8/1/07 to be repurchased at $144,321,625 collateralized by $576,942,400 in U.S. Government Agencies 0% - 17.93999%, 10/15/22 - 8/25/37 with a value of $147,187,036	144,300,000

Principal Amount		Value
Repurchase Agreements - (continued)
$131,000,000	ING Financial Markets LLC, 5.35% dated 7/31/07, maturing 8/1/07 to be repurchased at $131,019,468 collateralized by $312,275,978 in U.S. Government Agencies 0% - 7.267%, 6/1/21 - 5/25/37 with a value of $133,620,234	$131,000,000
152,000,000	Lehman Brothers, Inc., 5.3850% dated 7/31/07, maturing 8/1/07 to be repurchased at $152,022,737 collateralized by $173,606,800 in U.S. Government Agencies 5.50%, 3/1/36 - 7/1/37 with a value of $155,041,285	152,000,000
40,100,000	Societe Generale, New York Branch, 5.33% dated 7/31/07, maturing 8/1/07 to be repurchased at $40,105,937 collateralized by $97,207,521 in U.S. Government Agencies 0% - 6.12%, 7/15/33 - 3/25/37 with a value of $40,902,000	40,100,000
Total Repurchase Agreements (cost $692,100,000)		692,100,000
Total Investments (total cost $852,882,275) – 100.2%		852,882,275
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(2,067,016)
Net Assets – 100%		$850,815,259

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 13

Statements of Assets and Liabilities

As of July 31, 2007 (all numbers in thousands except net asset value per share)	Janus Institutional Cash Management Fund	Janus Institutional Money Market Fund	Janus Institutional Government Money Market Fund
Assets:
Investments at amortized cost	$3,320,625	$5,267,691	$160,782
Repurchase agreements	$974,900	$1,182,600	$692,100
Cash	745	58	–
Receivables:
Interest	11,289	16,898	602
Non-interested Trustee deferred compensation	58	87	11
Other assets	–	–	1
Total Assets	4,307,617	6,467,334	853,496
Liabilities:
Payables:
Due to custodian	–	–	102
Dividends	7,181	13,290	2,407
Advisory fees	309	546	77
Administrative services fees - Institutional Shares	72	434	32
Administrative services fees - Premium Shares	–	–	–
Administrative services fees - Primary Shares	–	–	–
Administrative services fees - Select Shares	–	–	–
Administrative services fees - Service Shares	N/A	3	7
Distribution fees - Premium Shares	–	–	–
Distribution fees - Primary Shares	N/A	–	–
Distribution fees - Select Shares	N/A	–	–
Service fees - Service Shares	N/A	10	36
Non-interested Trustees' fees and expenses	1	3	1
Non-interested Trustee deferred compensation fees	58	87	11
Professional fees	15	13	8
Total Liabilities	7,636	14,386	2,681
Net Assets	$4,299,981	$6,452,948	$850,815
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$4,300,162	$6,452,944	$850,815
Undistributed net investment income/(loss)*	3	(10)	(1)
Undistributed net realized gain/(loss) from investment transactions*	(191)	4	–
Unrealized net appreciation/(depreciation) of non-interested Trustee deferred compensation	7	10	1
Total Net Assets	$4,299,981	$6,452,948	$850,815
Net Assets - Institutional Shares	$4,299,879	$6,404,665	$696,422
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,300,060	6,404,661	696,422
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets - Premium Shares	$102	$102	$102
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	102	102	102
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets - Primary Shares	N/A	$102	$102
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	102	102
Net Asset Value Per Share	N/A	$1.00	$1.00
Net Assets - Select Shares	N/A	$102	$102
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	102	102
Net Asset Value Per Share	N/A	$1.00	$1.00
Net Assets - Service Shares	N/A	$47,977	$154,087
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	47,977	154,086
Net Asset Value Per Share	N/A	$1.00	$1.00

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Adviser Series July 31, 2007

Statements of Operations

For the fiscal period ended July 31, 2007 (all numbers in thousands)	Janus Institutional Cash Management Fund(1)	Janus Institutional Money Market Fund(2)	Janus Institutional Government Money Market Fund(2)
Investment Income:
Interest	$110,102	$134,539	$19,150
Total Investment Income	110,102	134,539	19,150
Expenses:
Advisory fees	4,071	4,974	714
Non-interested Trustees' fees and expenses	70	93	17
Administrative services fees - Institutional Shares	3,054	3,700	425
Administrative services fees - Premium Shares	–	–	–
Administrative services fees - Primary Shares	–	–	–
Administrative services fees - Select Shares	–	–	–
Administrative services fees - Service Shares	N/A	30	111
Distribution fees - Premium Shares	–	–	–
Distribution fees - Primary Shares	N/A	–	–
Distribution fees - Select Shares	N/A	–	–
Service fees - Service Shares	N/A	50	185
Professional fees	28	22	15
Total Expenses	7,223	8,869	1,467
Less: Excess Expense Reimbursement	(4,682)	(4,228)	(715)
Net Expenses after Expense Reimbursement	2,541	4,641	752
Net Investment Income/(Loss)	107,561	129,898	18,398
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	–	4	–
Change in unrealized net appreciation/(depreciation) of non-interested Trustee deferred compensation	7	10	1
Net Gain/(Loss) on Investments	7	14	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	$107,568	$129,912	$18,399

(1)  Period from November 1, 2006 through July 31, 2007.

(2)  Period from February 23, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 15

Statements of Changes in Net Assets

For the fiscal period ended July 31, 2007 and the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Institutional Cash Management Fund(1)		Janus Institutional Money Market Fund(2)	Janus Institutional Government Money Market Fund(2)
	2007(3)	2006(4)	2007	2007
Operations:
Net investment income/(loss)	$107,561	$97,669	$129,898	$18,398
Net realized gain/(loss) from investment transactions	–	21	4	–
Change in unrealized net appreciation/(depreciation) of non-interested Trustee deferred compensation	7	–	10	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	107,568	97,690	129,912	18,399
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(107,555)	(97,669)	(128,913)	(14,736)
Premium Shares	(2)	N/A	(2)	(2)
Primary Shares	N/A	N/A	(2)	(2)
Select Shares	N/A	N/A	(2)	(2)
Service Shares	N/A	N/A	(988)	(3,656)
Net realized gain from investment transactions*
Institutional Shares	–	–	–	–
Premium Shares	–	N/A	–	–
Primary Shares	N/A	N/A	–	–
Select Shares	N/A	N/A	–	–
Service Shares	N/A	N/A	–	–
Net Decrease from Dividends and Distributions	(107,557)	(97,669)	(129,907)	(18,398)
Capital Share Transactions:
Shares sold
Institutional Shares	21,550,892 **	14,180,285	35,374,609	2,598,698
Premium Shares	100	N/A	100	100
Primary Shares	N/A	N/A	100	100
Select Shares	N/A	N/A	100	100
Service Shares	N/A	N/A	259,221	246,125
Shares transferred(5)
Institutional Shares	N/A	N/A	5,687,771	606,643
Service Shares	N/A	N/A	30,801	177,230
Reinvested dividends and distributions
Institutional Shares	63,232	57,011	50,691	5,324
Premium Shares	2	N/A	2	2
Primary Shares	N/A	N/A	2	2
Select Shares	N/A	N/A	2	2
Service Shares	N/A	N/A	266	1,385
Shares repurchased
Institutional Shares	(18,636,681)**	(14,437,902)	(34,708,410)	(2,514,243)
Premium Shares	–	N/A	–	–
Primary Shares	N/A	N/A	–	–
Select Shares	N/A	N/A	–	–
Service Shares	N/A	N/A	(242,312)	(270,654)
Net Increase/(Decrease) from Capital Share Transactions	2,977,545	(200,606)	6,452,943	850,814
Net Increase/(Decrease) in Net Assets	2,977,556	(200,585)	6,452,948	850,815
Net Assets:
Beginning of period	1,322,425	1,523,010	–	–
End of period	$4,299,981	$1,322,425	$6,452,948	$850,815
Undistributed net investment income/(loss)*	$3	$–	$(10)	$(1)

*  See Note 3 in Notes to Financial Statements.

**  Includes 2,849,227,433 transfer of capital due to the reorganization of Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund on February 23, 2007.

(1)  Formerly Janus Institutional Cash Reserves Fund (a series of Janus Investment Fund).

(2)  Period from February 23, 2007 (inception date) through July 31, 2007.

(3)  Period from November 1, 2006 through July 31, 2007.

(4)  Period from November 1, 2005 through October 31, 2006.

(5)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) occurred at the close of business on February 23, 2007. All Capital and Shares were transferred to the corresponding classes of the newly formed Fund. The information shown comes from the audited financial statements from the Janus Investment Fund trust. See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.
16 Janus Adviser Series July 31, 2007

Statements of Changes in Net Assets

For the period ended February 23, 2007 and for the fiscal year ended October 31, 2006	Janus Money Market Fund		Janus Government Money Market Fund
(all numbers in thousands)	2007(1)	2006	2007(1)	2006
Operations:
Net investment income/(loss)	$136,044	$289,288	$14,288	$44,525
Net realized gain/(loss) from investment transactions	(12)	12	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	136,032	289,300	14,289	44,525
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(21,538)	(58,753)	(2,624)	(7,454)
Institutional Shares	(114,006)	(229,324)	(9,115)	(30,687)
Service Shares	(512)	(1,199)	(2,549)	(6,384)
Net realized gain/(loss) from investment transactions*
Investor Shares	–	(2)	–	–
Institutional Shares	–	(10)	–	–
Service Shares	–	–	–	–
Net Decrease from Dividends and Distributions	(136,056)	(289,288)	(14,288)	(44,525)
Capital Share Transactions(1):
Shares sold
Investor Shares	434,713	991,952	16,005	73,414
Institutional Shares	22,247,093	38,462,494	1,611,594	6,103,342
Service Shares	13,984	55,553	164,498	758,324
Reinvested dividends and distributions
Investor Shares	16,563	57,565	2,042	7,318
Institutional Shares	44,041	89,719	1,865	11,032
Service Shares	169	424	739	2,391
Shares repurchased
Investor Shares	(313,978)	(997,589)	(27,373)	(90,905)
Institutional Shares	(22,920,356)	(35,873,239)	(1,542,877)	(6,095,962)
Service Shares	(17,758)	(48,419)	(153,487)	(724,319)
Net Increase/(Decrease) from Capital Share Transactions	(495,529)	2,738,460	73,006	44,635
Net Increase/(Decrease) in Net Assets	(495,553)	2,738,472	73,007	44,635
Net Assets:
Beginning of period	7,764,336	5,025,864	877,729	833,094
End of period	$7,268,783	$7,764,336	$950,736	$877,729
Undistributed net investment income/(loss)*	$–	$12	$–	$–

(1) Period from November 1, 2006 to February 23, 2007. A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) occurred at the close of business on February 23, 2007. The Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The Investor Shares class of these Funds were not impacted by the reorganization. The information comes from the audited financial statements from the Janus Investment Fund trust. See Note 5 in Notes to Financial Statements.

* See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 17

Financial Highlights – Institutional Shares

For a share outstanding during the fiscal period ended July 31, 2007 and for each fiscal year ended October 31	Janus Institutional Cash Management Fund(1)
	2007(2)		2006		2005		2004		2003		2002(3)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.04		.05		.03		.01		.01		.01
Net gains/(losses) on securities	–		–		–		–		–		–
Total from Investment Operations	.04		.05		.03		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.04)		(.05)		(.03)		(.01)		(.01)		(.01)
Distributions (from capital gains)*	–		–		–		–		–		–
Total Distributions	(.04)		(.05)		(.03)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	4.01%		4.82%		2.84%		1.20%		1.27%		0.87%
Net Assets, End of Period (in thousands)	$4,299,879		$1,322,425		$1,523,010		$1,873,218		$2,795,864		$1,792,158
Average Net Assets for the Period (in thousands)	$2,721,493		$2,041,983		$1,494,573		$2,216,408		$2,495,376		$1,262,186
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.12	%(6)	0.19	%(6)	0.18	%(6)	0.18	%(6)	0.18	%(6)	0.18	%(6)
Ratio of Net Expenses to Average Net Assets***(4)(5)	0.12	%(6)	0.19	%(6)	0.18	%(6)	0.18	%(6)	0.18	%(6)	0.18	%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.28%		4.78%		2.76%		1.18%		1.24%		1.86%

*  See Note 3 in Notes to Financial Statements.

**  Total Return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  On February 23, 2007, Janus Institutional Cash Reserves Fund (the "predecessor fund") was reorganized into the Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year end to July 31.

(2) Period from November 1, 2006 to February 23, 2007.

(3)  Period from May 15, 2002 (inception date) through October 31, 2002.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(6)  The ratio was 0.35% in 2007, 0.36% in 2006, 0.35% in 2005, 0.35% in 2004, 0.35% in 2003, and 0.35% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
18 Janus Adviser Series July 31, 2007

Financial Highlights – Institutional Shares

	Janus Institutional Money Market Fund(1)		Janus Money Market Fund(2)
	2007		2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.05		.03		.01		.01		.02
Net gains/(losses) on securities	–		–		–		–		–		–		–
Total from Investment Operations	.02		.02		.05		.03		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)		(.05)		(.03)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–		–		–		–		–		–		–
Total Distributions	(.02)		(.02)		(.05)		(.03)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.25%		1.68%		4.82%		2.84%		1.17%		1.22%		1.96%
Net Assets, End of Period (in thousands)	$6,404,665		$5,687,736		$6,317,002		$3,638,018		$8,123,575		$9,141,167		$10,541,200
Average Net Assets for the Period (in thousands)	$5,771,972		$6,817,674		$4,785,018		$5,028,377		$7,453,480		$10,403,767		$12,632,647
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.23%		5.22%		4.79%		2.65%		1.17%		1.21%		1.95%

	Janus Institutional Government Money Market Fund(1)	Janus Government Money Market Fund(2)
	2007	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.02		.05		.03		.01		.01		.02
Net gains/(losses) on securities	–	–		–		–		–		–		–
Total from Investment Operations	.02	.02		.05		.03		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.02)	(.02)		(.05)		(.03)		(.01)		(.02)		(.02)
Distributions (from capital gains)*	–	–		–		–		–		–		–
Total Distributions	(.02)	(.02)		(.05)		(.03)		(.01)		(.02)		(.02)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.24%	1.67%		4.78%		2.81%		1.13%		1.18%		1.95%
Net Assets, End of Period (in thousands)	$696,422	$606,644		$536,062		$517,650		$384,769		$775,826		$1,274,650
Average Net Assets for the Period (in thousands)	$662,811	$549,028		$645,831		$539,553		$610,052		$1,136,909		$1,250,675
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.16%(6)	0.16	%(6)	0.16	%(6)	0.16	%(6)	0.15	%(6)	0.15	%(6)	0.15	%(6)
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.16%(6)	0.16	%(6)	0.16	%(6)	0.16	%(6)	0.15	%(6)	0.15	%(6)	0.15	%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.20%	5.18%		4.75%		2.74%		1.12%		1.17%		1.90%

*  See Note 3 in Notes to Financial Statements.

**  Total Return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (the "predecessor funds") occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The predecessor funds had a fiscal year end of October 31. The Funds changed their fiscal year to July 31. See Note 5 in Notes to Financial Statements.

(2)  The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(5)  The ratio was 0.35% in 2007, 0.35% in 2006, 0.35% in 2005, 0.35% in 2004, 0.35% in 2003, and 0.35% in 2002 before waiver of certain fees incurred by the Fund.

(6)  The ratio was 0.36% in 2007, 0.36% in 2006, 0.36% in 2005, 0.35% in 2004, 0.35% in 2003, and 0.35% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 19

Financial Highlights – Premium Shares

For a share outstanding during the fiscal period ended July 31	Janus Institutional Cash Management Fund 2007(1)		Janus Institutional Money Market Fund 2007(1)		Janus Institutional Government Money Market Fund 2007(1)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.02
Net gain/(loss) on securities	–		–		–
Total from Investment Operations	.02		.02		.02
Less Distributions:
Dividends from (from net investment income)*	(.02)		(.02)		(.02)
Distributions (from capital gains)*	–		–		–
Total Distributions	(.02)		(.02)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00
Total Return**	2.28%		2.25%		2.23%
Net Assets, End of Period (in thousands)	$102		$102		$102
Average Net Assets for the Period (in thousands)	$101		$101		$101
Ratio of Gross Expenses to Average Net Assets***	0.12	%(2)	0.18	%(3)	0.19	%(4)
Ratio of Net Expenses to Average Net Assets***	0.12	%(2)	0.18	%(3)	0.19	%(4)
Ratio of Net Invest Income to Average Net Assets***	5.29%		5.23%		5.17%

 *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from February 23, 2007 (inception date) through July 31, 2007.

(2)  Ratio was 0.45% in 2007 before waiver of certain fees incurred by the Fund.

(3)  Ratio was 0.44% in 2007 before waiver of certain fees incurred by the Fund.

(4)  Ratio was 0.45% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
20 Janus Adviser Series July 31, 2007

Financial Highlights – Primary Shares

For a share outstanding during the fiscal period ended July 31	Janus Institutional Money Market Fund(1) 2007		Janus Institutional Government Money Market Fund(1) 2007
Net Asset Value, Beginning of Period	$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02
Net gain/(loss) on securities	–		–
Total from Investment Operations	.02		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)
Distributions (from capital gains)*	–		–
Total Distributions	(.02)		(.02)
Net Asset Value, End of Period	$1.00		$1.00
Total Return**	2.11%		2.09%
Net Assets, End of Period (in thousands)	$102		$102
Average Net Assets for the Period (in thousands)	$101		$101
Ratio of Gross Expenses to Average Net Assets***	0.51	%(2)	0.51	%(3)
Ratio of Net Expenses to Average Net Assets***	0.51	%(2)	0.51	%(3)
Ratio of Net Invest Income to Average Net Assets***	4.91%		4.85%

 *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from February 23, 2007 (inception date) through July 31, 2007.

(2)  The ratio was 0.77% in 2007 before waiver of certain fees incurred by the Fund.

(3)  The ratio was 0.77% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 21

Financial Highlights – Select Shares

For a share outstanding during the fiscal period ended July 31	Janus Institutional Money Market Fund(1) 2007		Janus Institutional Government Money Market Fund(1) 2007
Net Asset Value, Beginning of Period	$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02
Net gain/(loss) on securities	–		–
Total from Investment Operations	.02		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)
Distributions (from capital gains)*	–		–
Total Distributions	(.02)		(.02)
Net Asset Value, End of Period	$1.00		$1.00
Total Return**	2.18%		2.16%
Net Assets, End of Period (in thousands)	$102		$102
Average Net Assets for the Period (in thousands)	$101		$101
Ratio of Gross Expenses to Average Net Assets***	0.36	%(2)	0.36	%(3)
Ratio of Net Expenses to Average Net Assets***	0.36	%(2)	0.36	%(3)
Ratio of Net Invest Income to Average Net Assets***	5.06%		5.00%

 *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from February 23, 2007 (inception date) through July 31, 2007.

(2)  The ratio was 0.62% in 2007 before waiver of certain fees incurred by the Fund.

(3)  The ratio was 0.62% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
22 Janus Adviser Series July 31, 2007

Financial Highlights – Service Shares

	Janus Institutional Money Market Fund(1)		Janus Money Market Fund(2)
	2007		2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.04		.03		.01		.01		.02
Net gains/(losses) on securities	–		–		–		–		–		–		–
Total from Investment Operations	.02		.02		.04		.03		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)		(.04)		(.03)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–		–		–		–		–		–		–
Total Distributions	(.02)		(.02)		(.04)		(.03)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.15%		1.60%		4.56%		2.58%		0.92%		0.96%		1.70%
Net Assets, End of Period (in thousands)	$47,977		$30,801		$34,407		$26,849		$25,731		$60,326		$98,643
Average Net Assets for the Period (in thousands)	$46,489		$32,183		$26,778		$22,738		$36,421		$68,106		$80,774
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.97%		4.97%		4.48%		2.59%		0.88%		0.95%		1.71%

	Janus Institutional Government Money Market Fund(1)		Janus Government Money Market Fund(2)
	2007		2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.04		.03		.01		.01		.02
Net gains/(losses) on securities	–		–		–		–		–		–		–
Total from Investment Operations	.02		.02		.04		.03		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)		(.04)		(.03)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–		–		–		–		–		–		–
Total Distributions	(.02)		(.02)		(.04)		(.03)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.13%		1.59%		4.52%		2.55%		0.88%		0.92%		1.69%
Net Assets, End of Period (in thousands)	$154,087		$177,229		$165,479		$129,083		$142,856		$190,913		$173,292
Average Net Assets for the Period (in thousands)	$172,735		$161,333		$143,637		$140,016		$164,773		$189,811		$118,192
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.41	%(6)	0.41	%(6)	0.41	%(6)	0.41	%(6)	0.40	%(6)	0.40	%(6)	0.40	%(6)
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.41	%(6)	0.41	%(6)	0.41	%(6)	0.41	%(6)	0.40	%(6)	0.40	%(6)	0.40	%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.95%		4.93%		4.44%		2.49%		0.87%		0.91%		1.64%

*  See Note 3 in Notes to Financial Statements.

**  Total Return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (the "predecessor funds") occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The predecessor funds had a fiscal year end of October 31. The Funds changed their fiscal year to July 31. See Note 5 in Notes to Financial Statements.

(2)  The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(5)  The ratio was 0.61% in 2007, 0.61% in 2006, 0.61% in 2005, 0.60% in 2004, 0.60% in 2003, 0.60% in 2002 before waiver of certain fees incurred by the Fund.

(6)  The ratio was 0.60% in 2007, 0.60% in 2006, 0.60% in 2005, 0.60% in 2004, 0.60% in 2003, 0.60% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 23

Notes to Schedules of Investments

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

PLC	Public Limited Company

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

  ß  Security is illiquid.

§ Schedule of Restricted and Illiquid Securities (as of July 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Institutional Cash Management Fund
ANZ National International London 5.32%, 12/7/10 (144A)	7/3/07	$20,001,000	$20,000,978	0.5%
Ares VII CLO, Ltd., Class A-1A 5.40656%, 5/8/15 (144A)	4/23/03	25,000,000	25,000,000	0.6%
Carlyle Capital 5.42%, 5/8/08 (144A)	5/8/07	14,998,500	14,998,848	0.3%
Carlyle Capital 5.42%, 6/30/08 (144A)	5/30/07	15,498,450	15,498,689	0.4%
Shiprock Finance SF-1, Series 2007-1A 5.43%, 4/11/08 (144A)	3/14/07	15,000,000	15,000,000	0.3%
Shiprock Finance SF-1, Series 2007-3A 5.39%, 4/11/08 (144A)	3/14/07	35,000,000	35,000,000	0.8%
		$125,497,950	$125,498,515	2.9%
Janus Institutional Money Market Fund
ANZ National International London 5.32%, 12/7/10 (144A)	7/3/07	$50,002,500	$50,002,446	0.8%
Ares VII CLO, Ltd., Class A-1A 5.40656%, 5/8/15 (144A)	2/23/07	59,004,000	59,004,000	0.9%
Carlyle Capital 5.42%, 5/8/08 (144A)	5/7/07	29,997,000	29,997,697	0.5%
Carlyle Capital 5.42%, 6/30/08 (144A)	5/30/07	26,497,350	26,497,759	0.4%
Shiprock Finance SF-1, Series 2007-3A 5.39%, 4/11/08 (144A)	3/15/07	50,000,000	50,000,000	0.8%
		$215,500,850	$215,501,902	3.4%

The Funds have registration rights for certain restricted securities held as of July 31, 2007. The issuer incurs all registration costs.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of July 31, 2007.

The Funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

24 Janus Adviser Series July 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-six funds, which include multiple series of shares with differing investment objectives and policies. The Funds invest in short-term money market securities.

Effective February 23, 2007, Janus Institutional Cash Reserves Fund (originally part of the Janus Investment Fund series) was reorganized into Janus Institutional Cash Management Fund. Additionally on February 23, 2007, the Premium Share Class was added to Janus Institutional Cash Management Fund. Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (both part of the Janus Investment Fund series) were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. Additionally, three new Classes of Shares were added to Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund effective February 23, 2007: Premium Shares, Primary Shares and Select Shares.

Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund currently offer five classes of shares: Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares. Janus Institutional Cash Management Fund currently offers two classes of shares: Institutional Shares and Premium Shares.

Institutional Shares are offered exclusively to institutional and individual clients meeting minimum investment requirements. Not all financial intermediaries offer Institutional Shares. Premium Shares, Primary Shares, Select Shares and Service Shares are available only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all financial institutions offer Premium Shares, Primary Shares, Select Shares and Service Shares.

Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may offer only one class of shares.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Investments held by the Funds with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities' fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Fund's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Janus Adviser Series July 31, 2007 25

Notes to Financial Statements (continued)

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal period ended July 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of July 31, 2007, the Funds were not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends are declared daily and distributed monthly for the Funds. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation was effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based upon the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Funds' financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Institutional Cash Management Fund	All Asset Levels	0.20
Janus Institutional Money Market Fund	All Asset Levels	0.20
Janus Institutional Government Money Market Fund	All Asset Levels	0.20

26 Janus Adviser Series July 31, 2007

Janus Capital has contractually agreed to waive one-half of its advisory fee for Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The amounts waived for the Funds are included on the Statement of Operations as "Excess Expense Reimbursement".

The Funds pay Janus Capital administrative services fees. The administrative services fee is calculated based upon average daily net assets. Janus Capital has agreed to reduce the administrative services fee for the Funds. The amounts waived for the Funds are included on the Statement of Operations as "Excess Expense Reimbursement". The administrative services fee and waiver are shown in the table below.

Fund	Administrative Services Fee	Administrative Services Fee Waiver
Janus Institutional Cash Management Fund
Institutional Shares	0.15%	0.13%
Premium Shares	0.06%	0.06%
Janus Institutional Money Market Fund
Institutional Shares	0.15%	0.07%
Premium Shares	0.06%	0.06%
Primary Shares	0.06%	0.06%
Select Shares	0.06%	0.06%
Service Shares	0.40%	0.07%
Janus Institutional Government Money Market Fund
Institutional Shares	0.15%	0.10%
Premium Shares	0.06%	0.06%
Primary Shares	0.06%	0.06%
Select Shares	0.06%	0.06%
Service Shares	0.40%	0.10%

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference. Janus Distributors has agreed to reduce the 12b-1 fee for the Funds. The amounts waived for the Funds are included on the Statement of Operations as "Excess Expense Reimbursement". The Funds' 12b-1 fees and waivers are shown in the table below.

Fund	12b-1 Fee	12b-1 Fee Waiver
Janus Institutional Cash Management Fund
Premium Shares	0.18%	0.16%
Janus Institutional Money Market Fund
Premium Shares	0.18%	0.10%
Primary Shares	0.50%	0.10%
Select Shares	0.35%	0.10%
Janus Institutional Government Money Market Fund
Premium Shares	0.18%	0.10%
Primary Shares	0.50%	0.10%
Select Shares	0.35%	0.10%

Janus Capital has voluntarily agreed to reimburse Janus Institutional Cash Management Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Premium Shares, the administrative services fees applicable to Institutional Shares and Premium Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.12% of the daily average daily net assets of the Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as "Excess Expense Reimbursement" on the Statement of Operations.

The Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $56,262 was paid by the Trust during the fiscal period ended July 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation

Janus Adviser Series July 31, 2007 27

Notes to Financial Statements (continued)

they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/ (depreciation) and is shown as of July 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustee deferred compensation," and a liability, "Non-interested Trustee deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments and non-interested Trustee deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal period ended July 31, 2007 are included in "Non-interested Trustee fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal period ended July 31, 2007.

Janus Capital invested and/or redeemed initial seed capital during the fiscal period ended July 31, 2007 as indicated in the table below.

Fund	Seed Capital at 7/31/2006	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 7/31/2007
Janus Institutional Cash Management Fund - Premium Shares	–	100,000	2/23/07	–	–	100,000
Janus Institutional Money Market Fund - Premium Shares	–	100,000	2/23/07	–	–	100,000
Janus Institutional Money Market Fund - Primary Shares	–	100,000	2/23/07	–	–	100,000
Janus Institutional Money Market Fund - Select Shares	–	100,000	2/23/07	–	–	100,000
Janus Institutional Government Money Market Fund - Premium Shares	–	100,000	2/23/07	–	–	100,000
Janus Institutional Government Money Market Fund - Primary Shares	–	100,000	2/23/07	–	–	100,000
Janus Institutional Government Money Market Fund - Select Shares	–	100,000	2/23/07	–	–	100,000

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Institutional Cash Management Fund	$–	$–	$(190,951)	$–	$–	$–
Janus Institutional Money Market Fund	–	–	–	–	–	–
Janus Institutional Government Money Market Fund	–	–	–	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2007 that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the fiscal period ended July 31, 2007

Fund	July 31, 2013	Accumulated Capital Losses
Janus Institutional Cash Management Fund	$(190,951)	$(190,951)
Janus Institutional Money Market Fund	–	–
Janus Institutional Government Money Market Fund	–	–

For the fiscal period ended July 31, 2007	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Institutional Cash Management Fund(1)(2)	$107,557,741	$–	$–	$–
Janus Institutional Money Market Fund(3)	129,907,854	–	–	–
Janus Institutional Government Money Market Fund(3)	18,339,120	–	–	–

(1) Period from November 1, 2006 through July 31, 2007.

(2) Formerly Janus Institutional Cash Reserves Fund (a series of Janus Investment Fund).

(3) Period from February 23, 2007 (inception date) through July 31, 2007.

28 Janus Adviser Series July 31, 2007

For the fiscal year ended October 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Institutional Cash Management Fund(1)	$97,669,320	$–	$–	$–

(1) Formerly Janus Institutional Cash Reserves Fund (a series of Janus Investment Fund)

4. CAPITAL SHARE TRANSACTIONS

	Janus Institutional Cash Management Fund(1)			Janus Institutional Money Market Fund	Janus Institutional Government Money Market Fund
	2007(2)		2006(3)	2007(4)	2007(4)
Transactions in Fund Shares – Institutional Shares
Shares sold	21,550,892	*	14,180,285	35,374,609	2,598,698
Shares transferred(5)	N/A			5,687,771	606,643
Reinvested dividends and distributions	63,232		57,011	50,691	5,324
Shares repurchased	(18,636,680)		(14,437,902)	(34,708,410)	(2,514,243)
Net Increase/(Decrease) in Fund Shares	2,977,444		(200,606)	6,404,661	696,422
Shares Outstanding, Beginning of Period	1,322,616		1,523,222	–	–
Shares Outstanding, End of Period	4,300,060		1,322,616	6,404,661	696,422
Transactions in Fund Shares – Premium Shares
Shares sold	100		N/A	100	100
Reinvested dividends and distributions	2		N/A	2	2
Shares repurchased	–		N/A	–	–
Net Increase/(Decrease) in Fund Shares	102		N/A	102	102
Shares Outstanding, Beginning of Period	–		N/A	–	–
Shares Outstanding, End of Period	102		N/A	102	102
Transactions in Fund Shares – Primary Shares
Shares sold	N/A		N/A	100	100
Reinvested dividends and distributions	N/A		N/A	2	2
Shares repurchased	N/A		N/A	–	–
Net Increase/(Decrease) in Fund Shares	N/A		N/A	102	102
Shares Outstanding, Beginning of Period	N/A		N/A	–	–
Shares Outstanding, End of Period	N/A		N/A	102	102
Transactions in Fund Shares – Select Shares
Shares sold	N/A		N/A	100	100
Reinvested dividends and distributions	N/A		N/A	2	2
Shares repurchased	N/A		N/A	–	–
Net Increase/(Decrease) in Fund Shares	N/A		N/A	102	102
Shares Outstanding, Beginning of Period	N/A		N/A	–	–
Shares Outstanding, End of Period	N/A		N/A	102	102
Transactions in Fund Shares – Service Shares
Shares sold	N/A		N/A	259,221	246,125
Shares transferred(5)	N/A		N/A	30,801	177,230
Reinvested dividends and distributions	N/A		N/A	266	1,385
Shares repurchased	N/A		N/A	(242,311)	(270,654)
Net Increase/(Decrease) in Fund Shares	N/A		N/A	47,977	154,086
Shares Outstanding, Beginning of Period	N/A		N/A	–	–
Shares Outstanding, End of Period	N/A		N/A	47,977	154,086

*  Includes 2,849,227,433 transfer of capital due to the reorganization of Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund on February 23, 2007.

(1)  Formerly Janus Institutional Cash Reserves Fund (a series of Janus Investment Fund).

(2)  Period from November 1, 2006 through July 31, 2007 for Institutional Shares only..

(3)  Period from November 1, 2005 through October 31, 2006.

(4)  Period from February 23, 2007 (inception date) through July 31, 2007.

(5)  A reorganization of the Institutional Shares and Service Shares occurred at the close of business on February 23, 2007. All Capital and Shares were transferred to the corresponding fund of the newly formed Fund. See Note 1 in Notes to Financial Statements.

Janus Adviser Series July 31, 2007 29

Notes to Financial Statements (continued)

For the period ended February 23, 2007 and the fiscal year ended October 31, 2006	Janus Money Market Fund			Janus Government Money Market Fund
(all numbers in thousands)	2007(1)		2006	2007(1)		2006
Transactions in Fund Shares – Investor Shares
Shares sold	434,713		991,952	16,005		73,414
Reinvested dividends and distributions	16,563		57,566	2,042		7,318
Shares repurchased	(313,978)		(997,589)	(27,373)		(90,905)
Net Increase/(Decrease) in Capital Share Transactions	137,298		51,929	(9,326)		(10,173)
Shares Outstanding, Beginning of Period	1,412,925		1,360,996	176,188		186,361
Shares Outstanding, End of Period	1,550,223		1,412,925	166,862		176,188
Transactions in Fund Shares – Institutional Shares(1)
Shares sold	22,247,093		38,462,494	1,611,594		6,103,342
Reinvested dividends and distributions	44,041		89,719	1,865		11,032
Shares repurchased	(22,920,356	)(2)	(35,873,238)	(1,542,877	)(2)	(6,095,962)
Net Increase/(Decrease) in Fund Shares	(629,222)		2,678,975	70,582		18,412
Shares Outstanding, Beginning of Period	6,316,993		3,638,018	536,062		517,650
Shares Outstanding, End of Period	5,687,771		6,316,993	606,644		536,062
Transactions in Fund Shares – Service Shares(1)
Shares sold	13,984		55,553	164,498		758,324
Reinvested dividends and distributions	169		424	739		2,391
Shares repurchased	(17,758	)(1)	(48,419)	(153,487	)(1)	(724,319)
Net Increase/(Decrease) in Fund Shares	(3,605)		7,558	11,750		36,396
Shares Outstanding, Beginning of Period	34,407		26,849	165,479		129,083
Shares Outstanding, End of Period	30,802		34,407	177,229		165,479

(1)  Period from November 1, 2006 to February 23, 2007.

(2)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund occurred at the close of business on February 23, 2007. The Investor Shares class of these Funds were not impacted by the reorganization. The information comes from the audited financial statements from the Janus Investment Fund trust. The Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. See Note 1 in Notes to Financial Statements.

30 Janus Adviser Series July 31, 2007

5. FUND REORGANIZATIONS

Effective February 23, 2007, Janus Institutional Cash Reserves Fund (originally part of the Janus Investment Fund series) was reorganized into Janus Institutional Cash Management Fund – Institutional Shares. The reorganization was considered a non-taxable transaction and was accomplished by a transfer of 2,849,227,433 shares (valued at $2,849,227,433) from Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund – Institutional Shares.

Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (originally were both part of the Janus Investment Fund series) were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. The reorganization was considered a taxable transaction for shareholders of Institutional Shares and Service Shares of the respective Funds. The reorganization was accomplished by a sale of shares of Janus Money Market Fund – Institutional Shares and Service Shares and the purchase of shares of Janus Institutional Money Market Fund – Institutional Shares and Service Shares, respectively, and the sale of shares of Janus Government Money Market Fund – Institutional Shares and Service Shares and the purchase of shares of Janus Institutional Government Money Market Fund – Institutional Shares and Service Shares, respectively, as indicated in the table below.

Transferring Class of the Fund	Reorganized Class of the Fund	Shares Transferred	Value of Shares Transferred
Janus Money Market Fund – Institutional Shares	Janus Institutional Money Market Fund – Institutional Shares	5,687,770,855	$5,687,770,855
Janus Money Market Fund – Service Shares	Janus Institutional Money Market Fund – Service Shares	30,801,191	30,801,191
Janus Government Money Market Fund – Janus Institutional Government Money Market Fund – Institutional Shares	Institutional Shares	606,642,606	606,642,606
Janus Government Money Market Fund – Service Shares	Janus Institutional Government Money Market Fund – Service Shares	177,229,618	177,229,618

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action

Janus Adviser Series July 31, 2007 31

Notes to Financial Statements (continued)

(iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

32 Janus Adviser Series July 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund, and Janus Institutional Government Money Market Fund (three of the portfolios constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2007 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
September 14, 2007

Janus Adviser Series July 31, 2007 33

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

For Janus Institutional Cash Management Fund, Janus Institutional Government Money Market Fund and Janus Institutional Money Market Fund

The Trustees of Janus Adviser Series, more than eighty-five percent of whom ("Independent Trustees") have never been affiliated with the investment adviser of Janus Institutional Cash Management Fund, Janus Institutional Government Money Market Fund and Janus Institutional Money Market Fund (the "New Funds"), considered the proposed investment advisory agreements for the New Funds. In the course of their consideration of those agreements the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on October 6, 2006, approved the investment advisory agreements for the New Funds for an initial term through February 1, 2009.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

Nature, Extent and Quality of Services

The Trustees' analysis of the nature, extent, and quality of Janus Capital's proposed services to the New Funds took into account the investment objectives and strategies of the New Funds and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed Janus Capital's resources and key personnel, especially those who would be providing investment management and administrative services to the New Funds. The Trustees also considered other services to be provided to the New Funds by Janus Capital, such as selecting broker-dealers for executing portfolio transactions, serving as the New Funds' administrator, monitoring adherence to the New Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital to the New Funds were appropriate and consistent with the terms of the respective proposed advisory agreements and that the New Funds were likely to benefit from services provided under their agreements with Janus Capital. They also concluded that the quality of Janus Capital's services to the other money market Funds for which Janus Capital serves as investment adviser has been good. In reaching their conclusions, the Trustees considered (i) information provided by Janus Capital for their consideration of the proposed agreements and in connection with the Trustees' consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds, and (ii) the key factors identified in materials previously provided by their independent counsel. They also concluded that Janus Capital's financial condition is sound.

Costs of Services Provided/Economies of Scale

The Trustees examined the fee information and estimated expenses for each New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data. In reviewing the data, the Trustees noted that the New Funds' expense structure included payment to Janus Capital for both investment management and administrative services.

34 Janus Adviser Series July 31, 2007

The Trustees considered the methodology used by Janus Capital in determining compensation payable to the portfolio managers and the competition for investment management talent, and they also considered the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of each New Fund, taking into account the expense limitations agreed to by Janus Capital, was comparable to or more favorable than the expense ratios of its peers, and that the fees that each New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients with similar investment strategies. The Trustees also concluded that, until there was significant growth in the New Funds' assets, it was premature to attempt to analyze potential future economies of scale.

Benefits Derived from the Relationship with the New Funds

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Funds, noting that two affiliates of Janus Capital would serve the New Funds as transfer agent and distributor, respectively. The Trustees also considered the fact that no transfer agent fee would be paid by the New Funds.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreements, and the fees to be paid by the New Funds for such services, the New Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that success of a New Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the New Funds.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Funds' agreements was in the best interests of the New Funds and their shareholders.

Janus Adviser Series July 31, 2007 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Distributors LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expense ratio and net annual fund operating expenses ratio are based on estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Funds with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued using the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and professional fees and non-interested Trustees' fees and expenses. Expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

36 Janus Adviser Series July 31, 2007

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Funds. Following is the total of gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

Janus Adviser Series July 31, 2007 37

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) and Vice President of Asian Cultural Council.	73		Director of F.B. Heron Foundation (a private grant-making foundation).

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

38 Janus Adviser Series July 31, 2007

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Adviser Series July 31, 2007 39

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Craig Jacobson 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Institutional Cash Management Fund, Janus Institutional Government Money Market Fund, and Janus Institutional Money Market Fund	4/07-Present	Research Analyst of Janus Capital and Portfolio Manager for other Janus Accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Institutional Cash Management Fund, Janus Institutional Government Money Market Fund, and Janus Institutional Money Market Fund	2/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006); and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Treasurer, and Principal Accounting Officer Chief Financial Officer	2/05-Present 3/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

40 Janus Adviser Series July 31, 2007

Notes

Janus Adviser Series July 31, 2007 41

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (8/07)

C-0807-1105  108-02-300 08-07

2007 Annual Report

Janus Adviser Series

International & Global

Janus Adviser Worldwide Fund

Janus Adviser International Equity Fund

Janus Adviser International Growth Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

International & Global

Worldwide Fund	2

International Equity Fund	10

International Growth Fund	18

Statements of Assets and Liabilities	27

Statements of Operations	28

Statements of Changes in Net Assets	29

Financial Highlights	30

Notes to Schedules of Investments	35

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	51

Additional Information	52

Explanations of Charts, Tables and Financial Statements	53

Designation Requirements	56

Trustees and Officers	57

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2007 to July 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series July 31, 2007 1

Janus Adviser Worldwide Fund (unaudited)

Fund Snapshot

Offering true geographic diversification in a single fund, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

portfolio manager

Janus Adviser Worldwide Fund's Class S Shares advanced 31.17% over the 12-month period ended July 31, 2007, topping the Fund's benchmark, the Morgan Stanley Capital International World IndexSM, which returned 20.10% during the period.

Market Overview

Even with a somewhat volatile ending, equity markets worldwide performed quite well over the past 12 months amid a strong global economy, an active merger and acquisition (M&A) and private equity environment, and stronger-than-expected corporate earnings. Emerging markets led the way, while the overall returns for international developed markets topped domestic returns. Many indices worldwide hit record highs during the period, but could not maintain those levels as worries grew over credit conditions in the U.S. The potential impact of credit concerns on liquidity, pricing of risk, deal activity and valuations gave markets reason to pause. Nevertheless, the underlying fundamentals of global markets remained fairly positive.

Growing problems within the subprime mortgage market, persistent weakness in housing and rising energy prices led to continued uncertainty over the near-term future of the U.S. economy. At its June meeting, the Federal Reserve (Fed) confirmed its neutral posture on monetary policy and chose to focus on longer-term inflation instead of moderating short-term inflation levels. The Fed indicated it had no intention of adjusting the Fed Funds rate, and the period came to a close with many loose ends that contributed to increased volatility in the equity markets. This uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases, leading to questions about whether the robust deal-making activity seen during the last 12 months could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

Online Retailer Paced Gainers

Within the Fund, two consumer discretionary stocks – Amazon.com and British Sky Broadcasting (BSkyB) – topped the list of leading individual performers for the year.

Amazon affirmed my long-held thesis for owning the stock, especially over the past six months. Previously, while the rest of the market fretted over the impact of higher capital investments on the company's profits, I believed it was a short-term issue. Indeed, within the past 12 months Amazon's spending slowed, which helped improve its operating leverage, profits and cash flow. The company also announced its first share buyback, which should further enhance returns going forward. While I trimmed the position somewhat on strength, I remain constructive on the company's prospects.

BSkyB, a U.K.-based cable and telephone service company, was another strong contributor. Not only does BSkyB continue to report solid financial results, I believe it also has the potential to expand its margins while achieving close to 10% in top line revenue growth. Its roll-out of new broadband products could increase both its subscriber base and the revenues per subscriber.

Homebuilders Weighed on Results

The Fund's consumer discretionary performance was curtailed somewhat by two U.S. homebuilders that ranked as the poorest contributors during the period. Pulte Homes and Lennar Corp. both declined on continued weakness in the housing market, exacerbated by lingering worries that defaults on subprime mortgages could drive existing home inventories higher and further erode fundamentals in the industry. I believe, however, that with prices near book value, the companies are undervalued. Furthermore, I believe each is poised to outperform once the Fed eventually cuts its key lending rate.

Ultimately, my reasoning for holding – and increasing exposure to – struggling homebuilder stocks is not that dissimilar from the logic I applied to Amazon a couple of years ago. Despite near-term challenges, I believe these businesses will weather the storm, emerge as stronger entities and offer rewards for what I believe is a well-reasoned conviction.

Outlook

With most equity indices around the world near multiyear or all-time highs at the end of the fiscal year, I will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. economy has remained healthy. Should any

2 Janus Adviser Series July 31, 2007

(unaudited)

signs of a U.S. slowdown appear, I believe markets around the world could experience an adverse reaction.

Second, corporate M&A and private equity transactions, which have supported higher equity valuations in the U.S., have swept into Europe and contributed to higher prices there. While watching developments on the economic and liquidity fronts, I will continue to adhere to my rigorous stock selection process in order to identify promising investments that may be trading at a discount to their intrinsic value.

Thank you for your continued investment in Janus Adviser Worldwide Fund.

Janus Adviser Worldwide Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Amazon.com, Inc.	3.92%
Esprit Holdings, Ltd.	2.47%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2.21%
British Sky Broadcasting Group PLC	2.10%
Expedia, Inc.	1.89%

5 Largest Detractors from Performance – Holdings

Contribution
Pulte Homes, Inc.	(0.79)%
Lennar Corp. - Class A	(0.78)%
Yahoo!, Inc.	(0.64)%
Ryland Group, Inc.	(0.49)%
Centex Corp.	(0.43)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Consumer Discretionary	15.47%	37.42%	11.29%
Information Technology	5.55%	19.62%	10.43%
Materials	3.92%	5.72%	6.14%
Financials	3.88%	20.31%	25.99%
Health Care	1.38%	6.31%	9.24%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Utilities	0.00%	0.00%	4.34%
Energy	0.26%	0.23%	9.22%
Consumer Staples	0.76%	2.32%	8.13%
Telecommunication Services	0.93%	2.88%	4.44%
Industrials	1.20%	5.20%	10.79%

Janus Adviser Series July 31, 2007 3

Janus Adviser Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

British Sky Broadcasting Group PLC Television	6.5%
Dell, Inc. Computers	6.1%
Willis Group Holdings, Ltd. Insurance Brokers	3.8%
Esprit Holdings, Ltd. Apparel Manufacturers	3.4%
Yahoo!, Inc. Web Portals/Internet Service Providers	3.1%
22.9%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 2.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

4 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007									Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Worldwide Fund - Class A Shares									1.17%	0.91	%(a)
NAV	9.76%	31.39%		10.37%		6.00%		11.07%
MOP	3.43%	23.84%		9.20%		5.44%		10.90%
Janus Adviser Worldwide Fund - Class C Shares									1.68%	1.66	%(a)
NAV	9.41%	30.51%		9.74%		5.31%		10.47%
CDSC	8.31%	29.23%
Janus Adviser Worldwide Fund - Class I Shares	10.00%	31.77%		10.37%		6.00%		11.07%	0.74%	0.66	%(b)
Janus Adviser Worldwide Fund - Class R Shares	9.55%	30.84%		10.17%		5.73%		10.95%	1.46%	1.40	%(c)
Janus Adviser Worldwide Fund - Class S Shares	9.74%	31.17%		10.37%		6.00%		11.07%	1.19%	1.15	%(c)
Morgan Stanley Capital International World IndexSM	6.75%	20.10%		15.51%		6.33%		8.81%
Lipper Quartile - Class S Shares	–	1	st	4	th	3	rd	N/A**
Lipper Ranking - Class S Shares based on total returns for Global Funds	–	11/401		250/257		63/101		N/A**

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 5

Janus Adviser Worldwide Fund (unaudited)

For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund's benchmark index for that period.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to November 28, 2005. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of Janus Aspen Series.) The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's Class S Shares is not available.

6 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,073.70	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,070.50	$8.47
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,075.90	$3.40
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,071.90	$7.29
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.10
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,073.20	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.76

*Expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.65% for Class C Shares, 0.66% for Class I Shares, 1.42% for Class R Shares and 1.15% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 7

Janus Adviser Worldwide Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 95.3%
Advertising Services - 0.5%
44,702	WPP Group PLC	$640,481
Agricultural Chemicals - 3.6%
38,100	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3,076,194
10,897	Syngenta A.G.	2,057,129
		5,133,323
Apparel Manufacturers - 3.4%
355,500	Esprit Holdings, Ltd.	4,815,202
Applications Software - 1.3%
391,185	Misys PLC	1,882,840
Audio and Video Products - 1.1%
29,800	Sony Corp.	1,576,592
Automotive - Cars and Light Trucks - 1.9%
30,239	BMW A.G.	1,873,001
80,786	Nissan Motor Company, Ltd.#	859,224
		2,732,225
Broadcast Services and Programming - 1.2%
41,650	Liberty Global, Inc. - Class A*	1,746,385
Building - Residential and Commercial - 6.4%
54,415	Centex Corp.	2,030,224
76,085	Lennar Corp. - Class A#	2,332,766
115,890	Pulte Homes, Inc.	2,241,313
71,850	Ryland Group, Inc.#	2,389,012
		8,993,315
Building and Construction Products - Miscellaneous - 0.4%
14,545	USG Corp.*,#	603,763
Cellular Telecommunications - 1.6%
746,790	Vodafone Group PLC	2,265,850
Chemicals - Diversified - 1.7%
31,800	Shin-Etsu Chemical Company, Ltd.	2,354,372
Computers - 6.1%
308,775	Dell, Inc.*	8,636,437
Distribution/Wholesale - 0.9%
355,800	Li & Fung, Ltd.	1,240,581
Diversified Operations - 1.6%
160,000	Galaxy Entertainment Group, Ltd.*	161,854
43,455	Tyco International, Ltd.	2,054,987
		2,216,841
E-Commerce/Products - 0.9%
16,850	Amazon.com, Inc.*	1,323,399
E-Commerce/Services - 4.3%
78,200	eBay, Inc.*	2,533,680
75,295	Expedia, Inc.*,#	2,003,600
54,230	IAC/InterActiveCorp*	1,558,570
		6,095,850
Electronic Components - Miscellaneous - 3.4%
81,052	Koninklijke (Royal) Philips Electronics N.V.	3,266,518
43,455	Tyco Electronics, Ltd.*	1,556,558
		4,823,076
Electronic Components - Semiconductors - 2.8%
366,885	ARM Holdings PLC	1,089,191
1,700	Samsung Electronics Company, Ltd.	1,119,134
48,570	Texas Instruments, Inc.	1,709,178
		3,917,503

Shares or Principal Amount		Value
Energy - Alternate Sources - 0.3%
9,210	Suntech Power Holdings Company, Ltd. (ADR)*	$371,439
Finance - Investment Bankers/Brokers - 5.4%
35,940	Citigroup, Inc.	1,673,726
85,023	JP Morgan Chase & Co.	3,741,862
38,839	UBS A.G.	2,154,638
		7,570,226
Finance - Mortgage Loan Banker - 1.7%
12,015	Fannie Mae	718,978
33,744	Housing Development Finance Corporation, Ltd.	1,673,020
		2,391,998
Food - Retail - 0.6%
10,429	Metro A.G.	809,004
Insurance Brokers - 3.8%
132,030	Willis Group Holdings, Ltd.	5,359,098
Investment Companies - 0.2%
12,001	RHJ International*	242,920
Medical - Biomedical and Genetic - 1.0%
26,180	Amgen, Inc.*	1,406,913
Medical - Drugs - 2.2%
19,625	Merck & Company, Inc.	974,381
30,135	Pfizer, Inc.	708,474
8,121	Roche Holding A.G.	1,438,154
		3,121,009
Medical - HMO - 2.1%
14,365	Aetna, Inc.	690,526
11,410	Coventry Health Care, Inc.*	636,792
32,880	UnitedHealth Group, Inc.	1,592,378
		2,919,696
Medical Products - 1.3%
43,455	Covidien, Ltd.*	1,779,482
Multimedia - 0.5%
43,601	Publishing & Broadcasting, Ltd.	682,137
Networking Products - 2.3%
109,495	Cisco Systems, Inc.*	3,165,500
Pharmacy Services - 2.1%
36,535	Medco Health Solutions, Inc.*	2,969,199
Property and Casualty Insurance - 2.7%
97,100	Millea Holdings, Inc.	3,846,315
Real Estate Management/Services - 1.1%
7,500	Daito Trust Construction Company, Ltd.	372,328
46,000	Mitsubishi Estate Company, Ltd.	1,168,977
		1,541,305
Real Estate Operating/Development - 1.1%
310,000	CapitaLand, Ltd.	1,512,250
Reinsurance - 2.4%
922	Berkshire Hathaway, Inc. - Class B*	3,322,888
Retail - Apparel and Shoe - 1.8%
41,889	Industria de Diseno Textil S.A.	2,511,072
Retail - Consumer Electronics - 1.2%
17,130	Yamada Denki Company, Ltd.	1,714,617
Retail - Drug Store - 1.1%
42,015	CVS/Caremark Corp.	1,478,508

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Schools - 0.5%
12,580	Apollo Group, Inc. - Class A*	$743,604
Semiconductor Components/Integrated Circuits - 1.0%
76,550	Marvell Technology Group, Ltd.*	1,377,900
Semiconductor Equipment - 0.6%
28,095	ASML Holding N.V.*	824,297
Soap and Cleaning Preparations - 1.0%
26,520	Reckitt Benckiser PLC	1,419,863
Telecommunication Equipment - Fiber Optics - 0.5%
31,535	Corning, Inc.*	751,794
Telephone - Integrated - 1.1%
72,630	Sprint Nextel Corp.	1,491,094
Television - 6.5%
683,565	British Sky Broadcasting Group PLC	9,179,441
Transportation - Services - 1.0%
18,830	United Parcel Service, Inc. - Class B	1,425,808
Web Portals/Internet Service Providers - 3.1%
186,515	Yahoo!, Inc.*	4,336,474
Wireless Equipment - 2.0%
100,165	Nokia Oyj	2,865,156
Total Common Stock (cost $103,059,065)		134,129,042
Money Markets - 4.1%
707,786	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	707,786
5,044,132	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	5,044,132
Total Money Markets (cost $5,751,918)		5,751,918
Other Securities - 4.3%
6,017,150	Allianz Dresdner Daily Asset Fund† (cost $6,017,150)	6,017,150
Total Investments (total cost $114,828,133) – 103.7%		145,898,110
Liabilities, net of Cash, Receivables and Other Assets – (3.7)%		(5,231,023)
Net Assets – 100%		$140,667,087

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$682,137	0.5%
Belgium	242,920	0.2%
Bermuda	14,847,768	10.2%
Canada	3,076,194	2.1%
Cayman Islands	371,439	0.3%
Finland	2,865,156	2.0%
Germany	2,682,005	1.8%
Hong Kong	161,854	0.1%
India	1,673,020	1.1%
Japan	11,892,425	8.1%
Netherlands	4,090,815	2.8%
Singapore	1,512,250	1.0%
South Korea	1,119,134	0.8%
Spain	2,511,072	1.7%
Switzerland	5,649,921	3.9%
United Kingdom	16,477,666	11.3%
United States††	76,042,334	52.1%
Total	$145,898,110	100.0%

††Includes Short-Term Securities and Other Securities (44.1% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 9

Janus Adviser International Equity Fund (unaudited)

Fund Snapshot

A valuation discipline underpins our research-driven, high conviction investment approach to international equity markets.

Julian Pick

co-portfolio manager

Laurent Saltiel

co-portfolio manager

Janus Adviser International Equity Fund's Class S Shares advanced 13.40% over the since-inception period beginning November 28, 2006 and ended July 31, 2007, underperforming the Fund's benchmark, the Morgan Stanley Capital International EAFE® Index, which returned 14.83%. During the period, a sizable cash inflow detracted from the impact of our stock selection, which hurt relative performance.

Market Overview

Even with a somewhat volatile ending, equity markets worldwide performed quite well over the fiscal period amid a strong global economy, an active merger and acquisition (M&A) and private equity environment, and stronger-than-expected corporate earnings. Emerging markets led the way, while the overall returns for international developed markets topped domestic returns. Many indices worldwide hit record highs during the period, but could not hold onto those levels as worries grew over credit conditions in the U.S. The potential impact of credit concerns on liquidity, pricing of risk, deal activity and valuations gave markets reason to pause. Nevertheless, the underlying fundamentals of global markets remained fairly positive.

Growing problems within the U.S. subprime mortgage market, persistent weakness in housing and rising energy prices led to continued global uncertainty over the near-term future of the U.S. economy. Thus an uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases, leading to questions about whether the robust deal-making activity seen during the last 12 months could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

Fertilizer Company, Apparel Firm Leading Advancers

Within the Fund, a leading contributor from the materials sector was Canadian fertilizer company Potash Corporation of Saskatchewan. As the world's largest producer of potash, a key component in making fertilizer, Potash consistently reaped the benefits of a strong pricing position as annual supply contracts were renewed throughout the year. In addition, the company appears to be well-positioned for the future, as there are no plans for a significant increase in potash production capacity. Comfortable in owning a commodity company with continued pricing power, we upped our exposure during the period.

Esprit Holdings, a Hong Kong-based apparel company in the consumer discretionary sector, was another strong contributor. The manufacturer of higher-end women's wear, which is sold through its own stores and other retailers, records the bulk of its sales in Asia and Europe. Already strong in Germany, the company is expanding its European operations into France, Spain and Italy. We believe Esprit is one of the handful of global retailers that can successfully take its fashions around the world. As such, we increased our exposure during the period.

Beverage, Bank Holdings Poorest Performers

The leading detractor during the period was C&C Group PLC, an Ireland-based maker of alcoholic cider. Torrential rains and flooding during the first part of the summer hurt consumption of cider, which is typically a warm-weather drink, and undermined the company's effort to increase market share in the U.K. The company issued a profit warning, but we continue to believe in the long-term prospects for this company. C&C is a new holding for the Fund.

Another new investment that lagged was Fukuoka Financial Group, a regional bank in Japan. Operating in a low or near-zero interest rate environment for a number of years, Japanese banks have been unable to take advantage of the customary spread between what is paid out on deposits and what is earned on loans made against deposits. As interest rates rise in Japan, however, banks such as Fukuoka are positioned to benefit. Of late, the stock has been weak amid market concerns about a recent acquisition and uncertainty about how much equity the company will issue to finance the deal. We think the deal makes sense, so we maintained our position.

10 Janus Adviser Series July 31, 2007

(unaudited)

Outlook

With most global equity indices off of their all-time highs at period-end and market volatility increasing, the investment team will closely monitor several fundamental factors. Most important is whether the subprime crisis will spill over into the global economy, hurting consumer spending and sapping growth. With the likely decrease in corporate M&A and private equity transactions, we see an opportunity for solid business models to outperform weaker ones. While watching developments on the economic and liquidity fronts, we will continue to adhere to our rigorous stock selection process in order to identify promising investments. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for your investment in Janus Adviser International Equity Fund.

Janus Adviser International Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc.	1.85%
Esprit Holdings, Ltd.	1.21%
Companhia Vale do Rio Doce (ADR)	1.00%
CapitaLand, Ltd.	0.92%
Interbrew S.A.	0.90%

5 Largest Detractors from Performance – Holdings

Contribution
C&C Group PLC	(1.33)%
Fukuoka Financial Group, Inc.	(0.34)%
Banco Popolare S.P.A.	(0.31)%
Nissan Motor Company, Ltd.	(0.29)%
Banco Nossa Caixa S.A.	(0.18)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Materials	5.02%	8.63%	8.80%
Financials	3.36%	23.86%	29.62%
Consumer Staples	3.17%	17.30%	7.92%
Consumer Discretionary	3.13%	20.21%	11.86%
Utilities	1.22%	2.50%	5.46%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Telecommunication Services	0.00%	0.00%	5.43%
Health Care	0.02%	6.93%	6.78%
Information Technology	0.24%	11.77%	5.48%
Industrials	0.70%	7.12%	11.60%
Energy	1.15%	1.67%	7.05%

Janus Adviser Series July 31, 2007 11

Janus Adviser International Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Esprit Holdings, Ltd. Apparel Manufacturers	3.4%
Industria de Diseno Textil S.A. Retail - Apparel and Shoe	3.1%
Syngenta A.G. Agricultural Chemicals	3.0%
Roche Holding A.G. Medical - Drugs	2.8%
Reckitt Benckiser PLC Soap and Cleaning Preparations	2.8%
15.1%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 9.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007

12 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Cumulative Total Return – for the periods ended July 31, 2007			Expense Ratios – estimated for the initial fiscal year
	Calendar Year-to-Date	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser International Equity Fund - Class A Shares			1.68%	1.50	%(a)
NAV	7.79%	13.50%
MOP	1.61%	6.97%
Janus Adviser International Equity Fund - Class C Shares			2.43%	2.25	%(a)
NAV	7.41%	13.00%
CDSC	6.34%	11.87%
Janus Adviser International Equity Fund - Class I Shares	8.07%	13.90%	1.43%	1.25	%(b)
Janus Adviser International Equity Fund - Class R Shares	7.51%	13.20%	2.07%	2.00	%(c)
Janus Adviser International Equity Fund - Class S Shares	7.60%	13.40%	1.82%	1.75	%(c)
Morgan Stanley Capital International EAFE® Index	9.11%	14.83%

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 13

Janus Adviser International Equity Fund (unaudited)

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund's initial fiscal year. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country

The Fund commenced operations on November 28, 2006. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflects the performance of the Fund's respective class from November 28, 2006 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper does not yet rate (rank) this Fund as it is less than 1 year old.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective June 22, 2007, Julian Pick and Laurent Saltiel became sole Co-Portfolio Managers of Janus Adviser International Equity Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - November 28, 2006

14 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,055.80	$7.65
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,052.10	$11.45
Hypothetical (5% return before expenses)	$1,000.00	$1,013.64	$11.23
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,058.60	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.31
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,054.00	$10.19
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	$9.99
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,054.90	$8.92
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75

*Expenses are equal to the annualized expense ratio of 1.50% for Class A Shares, 2.25% for Class C Shares, 1.26% for Class I Shares, 2.00% for Class R Shares and 1.75% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 15

Janus Adviser International Equity Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 95.7%
Aerospace and Defense - 2.5%
75,335	BAE Systems PLC	$636,335
Agricultural Chemicals - 6.0%
8,784	Potash Corporation of Saskatchewan, Inc.	705,569
62,000	Sinochem Hong Kong Holdings, Ltd.	42,777
4,120	Syngenta A.G.	777,770
		1,526,116
Agricultural Operations - 2.8%
5,790	Bunge, Ltd.	524,632
270,000	Chaoda Modern Agriculture Holdings, Ltd.	200,072
		724,704
Apparel Manufacturers - 3.4%
63,700	Esprit Holdings, Ltd.	862,808
Automotive - Cars and Light Trucks - 3.2%
23,700	Nissan Motor Company, Ltd.	252,069
18,610	Tata Motors, Ltd. (ADR)#	319,162
4,200	Toyota Motor Corp.	254,134
		825,365
Beverages - Wine and Spirits - 1.2%
36,700	C&C Group PLC	301,680
Brewery - 2.2%
7,070	Interbrew S.A.	566,395
Building Products - Air and Heating - 1.6%
10,300	Daikin Industries, Ltd.	401,756
Commercial Banks - 8.5%
14,040	Anglo Irish Bank Corporation PLC	259,614
9,955	Banco Popolare S.P.A.*	245,841
4,015	Erste Bank der Oesterreichischen Sparkassen A.G.	302,477
41,000	Fukuoka Financial Group, Inc.*	261,905
6,378	Julius Baer Holding, Ltd.	445,641
13,543	Standard Chartered PLC	443,454
26,045	UniCredito Italiano S.P.A.	219,751
		2,178,683
Computers - Peripheral Equipment - 1.8%
16,860	Logitech International S.A.*	453,721
Cosmetics and Toiletries - 1.7%
3,292	LG Household & Health Care, Ltd.	436,989
Dialysis Centers - 0.9%
4,943	Fresenius Medical Care A.G. & Co.	233,023
Distribution/Wholesale - 2.3%
172,000	Li & Fung, Ltd.	599,719
Diversified Minerals - 0.8%
4,175	Companhia Vale do Rio Doce (ADR)	204,617
Diversified Operations - 0.7%
8,506	Smiths Group PLC	180,241
Electric - Distribution - 1.5%
35,865	Equatorial Energia S.A.	383,350
Electric - Integrated - 0.9%
2,370	Electricite de France	241,215
Electronic Components - Semiconductors - 2.5%
109,740	ARM Holdings PLC	325,791
490	Samsung Electronics Company, Ltd.	322,574
		648,365

Shares or Principal Amount		Value
Electronic Measuring Instruments - 1.9%
2,200	Keyence Corp.	$473,296
Enterprise Software/Services - 1.5%
7,355	SAP A.G.	392,767
Extended Service Contracts - 1.6%
11,175	Homeserve PLC	397,850
Finance - Investment Bankers/Brokers - 1.7%
8,014	UBS A.G.	444,586
Finance - Other Services - 1.4%
52,390	IG Group Holdings PLC	348,728
Food - Diversified - 1.9%
1,300	Nestle S.A.	496,650
Food - Retail - 3.6%
4,993	Metro A.G.	387,320
63,436	Tesco PLC	520,865
		908,185
Gambling - Non-Hotel - 1.7%
12,655	OPAP S.A.	437,860
Investment Companies - 0.9%
83,944	Macquarie Infrastructure Group	233,367
Medical - Drugs - 4.8%
4,690	Novartis A.G.	253,352
4,095	Roche Holding A.G.	725,187
3,700	Takeda Pharmaceutical Company, Ltd.	241,578
		1,220,117
Medical Products - 1.3%
1,135	Nobel Biocare Holding A.G.	341,738
Multimedia - 0.8%
13,020	Publishing & Broadcasting, Ltd.	203,698
Oil Companies - Exploration and Production - 1.1%
3,205	Niko Resources, Ltd.	290,637
Oil Field Machinery and Equipment - 1.5%
34,530	Wellstream Holdings PLC*	380,996
Property and Casualty Insurance - 0.8%
5,300	Millea Holdings, Inc.	209,943
Real Estate Management/Services - 4.0%
17,700	AEON Mall Company, Ltd.#	536,108
4,700	Daito Trust Construction Company, Ltd.	233,325
10,000	Mitsubishi Estate Company, Ltd.	254,126
		1,023,559
Real Estate Operating/Development - 5.1%
87,000	CapitaLand, Ltd.	424,406
119,000	Hang Lung Properties, Ltd.	435,559
28,610	LPS Brasil - Consultoria de Imoveis S.A.*	440,550
		1,300,515
Research and Development - 1.3%
91,495	Qinetiq PLC	320,982
Retail - Apparel and Shoe - 3.1%
13,018	Industria de Diseno Textil S.A.	780,375
Retail - Consumer Electronics - 2.7%
6,950	Yamada Denki Company, Ltd.	695,656
Retail - Major Department Stores - 1.2%
10,169	Arcandor A.G.*	311,505

See Notes to Schedules of Investments and Financial Statements.
16 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Schools - 1.0%
11,708	Kroton Educacional S.A.*	$265,455
Semiconductor Components/Integrated Circuits - 0.9%
12,475	Marvell Technology Group, Ltd.*	224,550
Soap and Cleaning Preparations - 2.8%
13,403	Reckitt Benckiser PLC	717,588
Telecommunication Services - 1.2%
8,140	Amdocs, Ltd. (U.S. Shares)*	294,587
Wireless Equipment - 1.4%
97,890	Telefonaktiebolaget L.M. Ericsson - Class B	366,758
Total Common Stock (cost $25,087,897)		24,487,030
Preferred Stock - 0.7%
Electronic Components - Semiconductors - 0.7%
344	Samsung Electronics Company, Ltd. (cost $187,694)	171,153
Money Markets - 2.6%
279,671	Janus Institutional Cash Management Fund – Institutional Shares, 5.35%	279,671
377,302	Janus Institutional Money Market Fund – Institutional Shares, 5.27%	377,302
Total Money Markets (cost $656,973)		656,973
Other Securities - 2.7%
680,300	Allianz Dresdner Daily Asset Fund† (cost $680,300)	680,300
Total Investments (total cost $26,612,864) – 101.7%		25,995,456
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(420,862)
Net Assets – 100%		$25,574,594

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$437,065	1.7%
Austria	302,477	1.2%
Belgium	566,395	2.2%
Bermuda	2,254,486	8.7%
Brazil	1,293,972	5.0%
Canada	996,206	3.8%
Cayman Islands	200,072	0.8%
France	241,215	0.9%
Germany	1,324,615	5.1%
Greece	437,860	1.7%
Hong Kong	435,559	1.7%
India	319,162	1.2%
Ireland	561,294	2.1%
Italy	465,592	1.8%
Japan	3,813,896	14.7%
Singapore	424,406	1.6%
South Korea	930,716	3.6%
Spain	780,375	3.0%
Sweden	366,758	1.4%
Switzerland	3,938,645	15.1%
United Kingdom	4,567,417	17.6%
United States††	1,337,273	5.1%
Total	$25,995,456	100.0%

††Includes Short-Term Securities and Other Securities (0% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 17

Janus Adviser International Growth Fund (unaudited)

Fund Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Janus Adviser International Growth Fund's Class S Shares gained 45.74% over the 12-month period ended July 31, 2007, outperforming the Fund's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, which advanced 23.91% during the period. The Fund's secondary benchmarks, the MSCI All Country World ex-U.S. IndexSM and the MSCI EAFE® Growth Index, returned 27.94% and 23.70%, respectively.

Market Overview

Despite the recent declines in global markets, equities worldwide performed well over the 12-month period amid a strong global economy, an active merger and acquisition and private equity environment, and stronger-than-expected corporate earnings. Emerging markets led the way, while the overall returns for international developed markets topped domestic returns. Many indices worldwide hit record highs during the period. However, concerns about the U.S. housing cycle and credit markets led to the recent sharp fall in global equities.

Indian Conglomerate, Chinese Real Estate Developer Top Fund

Within the Fund, the leading performer during the period was Indian conglomerate Reliance Industries. With world-class petrochemical and refining assets and a strong position in the fast-growing Indian economy, I believe Reliance should be able to maintain margins above global industry peers. In addition, I think Reliance is well positioned to grow its oil and gas business as a result of significant discoveries off India's east coast.

Another top contributor was China Overseas Land & Investment Limited, one of the leading homebuilders in China. With the strong growth in personal income and the massive shift of the population from rural areas into the cities, residential housing demand should continue to grow rapidly. China Overseas has a diversified portfolio of housing developments across China and I believe is well positioned to take advantage of housing demand growth.

French Chip Maker, Japanese Electronics Company Diminished Returns

Information technology was one of the poorest performing sector during the period, pulled down by Silicon-On-Insulator Technologies (SOITEC), a French semiconductor company. A strong euro, some difficulties at its largest customer Advanced Micro Devices (AMD) and a slower-than-expected adoption of SOI technology by semiconductor manufacturers led to a weaker near-term earnings outlook for SOITEC.

Another significant detractor was electronics company Sharp of Japan, one of the leading global players in solar cells and liquid crystal display (LCD) flat panel televisions. Sharp was negatively affected by a difficult pricing environment for flat panels. Also, growth in Sharp's solar cell business was constrained by a lack of supply of polysilicon raw material.

Outlook

At this point, it is very difficult to assess the impact from current liquidity problems in the credit markets, credit quality problems in the U.S. subprime mortgage market, and falling U.S. housing prices. These problems, which originated in the financial and real estate markets, may result in a slowdown in the U.S. and global economies. The investment team and I are closely monitoring the situation and the potential impact on the companies in the Fund.

However, market volatility can sometimes offer the opportunities to buy stocks in great companies at attractive prices. In these times of volatility, we continue to focus on fundamental analysis. We continue to believe that taking a long-term approach to our investments is the best way to generate strong long-term returns for our shareholders.

Thank you for your continued investment in Janus Adviser International Growth Fund.

18 Janus Adviser Series July 31, 2007

(unaudited)

Janus Adviser International Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd.	5.12%
China Overseas Land & Investment, Ltd.	5.06%
Potash Corporation of Saskatchewan, Inc.	5.01%
Companhia Vale do Rio Doce (ADR)	3.85%
Li & Fung, Ltd.	2.96%

5 Largest Detractors from Performance – Holdings

Contribution
Silicon-On-Insulator Technologies (SOITEC)	(1.05)%
Sharp Corp.	(0.62)%
Melco International Development, Ltd.	(0.58)%
Park24 Company, Ltd.	(0.46)%
Cosan S.A. Industria e Comercio	(0.43)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Financials	11.45%	13.32%	29.73%
Consumer Discretionary	9.85%	23.22%	11.84%
Materials	9.56%	9.17%	8.62%
Energy	7.85%	12.46%	7.26%
Industrials	4.68%	10.82%	11.31%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Utilities	0.21%	0.32%	5.45%
Health Care	0.92%	3.81%	7.04%
Telecommunication Services	1.27%	1.06%	5.33%
Information Technology	2.54%	17.26%	5.51%
Consumer Staples	2.66%	8.30%	7.92%

Janus Adviser Series July 31, 2007 19

Janus Adviser International Growth Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Li & Fung, Ltd. Distribution/Wholesale	4.8%
Reliance Industries, Ltd. Oil Refining and Marketing	4.5%
Sharp Corp. Electric Products - Miscellaneous	4.2%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	3.8%
Bunge, Ltd. Agricultural Operations	3.7%
21.0%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Emerging markets comprised 31.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

20 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007										Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser International Growth Fund - Class A Shares										1.04%	1.00	%(a)
NAV	15.58%	46.02%		27.17%		13.70%		15.71%
MOP	8.93%	37.64%		25.84%		13.10%		15.57%
Janus Adviser International Growth Fund - Class C Shares										1.77%	1.75	%(a)
NAV	15.09%	44.96%		26.63%		13.13%		15.63%
CDSC	13.93%	43.53%
Janus Adviser International Growth Fund - Class I Shares	15.78%	46.39%		27.17%		13.70%		15.71%		0.75%	0.75	%(b)
Janus Adviser International Growth Fund - Class R Shares	15.28%	45.33%		27.00%		13.47%		15.71%		1.52%	1.50	%(c)
Janus Adviser International Growth Fund - Class S Shares	15.47%	45.74%		27.17%		13.70%		15.71%		1.24%	1.24	%(c)
Morgan Stanley Capital International EAFE® Index	9.11%	23.91%		19.85%		7.33%		7.79%
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	11.91%	27.94%		21.86%		N/A		9.18	%**
Morgan Stanley Capital International EAFE® Growth Index	11.03%	23.70%		17.81%		4.85%		5.67	%***
Lipper Quartile - Class S Shares	–	1	st	1	st	1	st	N/A****
Lipper Ranking - Class S Shares based on total returns for International Funds	–	4/1,035		5/660		9/287		N/A****

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 21

Janus Adviser International Growth Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

The Fund held approximately 10.1% of its total investments in Brazilian securities as of July 31, 2007, and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2002. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to November 28, 2005. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from August 1, 2000 to September 30, 2004. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of Janus Aspen Series.) The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not actively managed and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - May 2, 1994

**The Morgan Stanley Capital International All Country World ex-U.S. IndexSM since inception returns are calculated from December 31, 1998.

***The Morgan Stanley Capital International EAFE® Growth Index since inception returns are calculated from April 30, 1994.

****The Lipper ranking for the Fund's Class S Shares is not available.

22 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,145.50	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,141.00	$9.24
Hypothetical (5% return before expenses)	$1,000.00	$1,016.17	$8.70
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,146.80	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,142.80	$7.76
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,144.20	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96

*Expenses are equal to the annualized expense ratio of 0.99% for Class A Shares, 1.74% for Class C Shares, 0.72% for Class I Shares, 1.46% for Class R Shares and 1.19% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 23

Janus Adviser International Growth Fund

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 94.9%
Aerospace and Defense - 2.0%
1,355,107	BAE Systems PLC	$11,446,235
518,410	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	22,410,864
		33,857,099
Agricultural Chemicals - 2.6%
548,199	Potash Corporation of Saskatchewan, Inc.	44,033,720
1,434,000	Sinochem Hong Kong Holdings, Ltd.	989,386
		45,023,106
Agricultural Operations - 5.4%
5,000	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*	3,318,643
716,540	Bunge, Ltd.#	64,925,689
26,406,317	Chaoda Modern Agriculture Holdings, Ltd.	19,567,247
5,966,849	China Green Holdings, Ltd.	5,312,356
		93,123,935
Apparel Manufacturers - 2.3%
2,987,700	Esprit Holdings, Ltd.	40,468,014
Applications Software - 0.5%
175,223	Infosys Technologies, Ltd.	8,517,005
Audio and Video Products - 3.7%
1,195,700	Sony Corp.	63,259,441
Automotive - Cars and Light Trucks - 0.4%
420,369	Tata Motors, Ltd.	7,179,369
Batteries and Battery Systems - 0.5%
1,222,500	BYD Company, Ltd.	8,850,404
Beverages - Wine and Spirits - 0.7%
1,373,756	C&C Group PLC	11,292,274
Broadcast Services and Programming - 0.3%
206,336	Grupo Televisa S.A. (ADR)	5,209,984
Building - Residential and Commercial - 1.3%
492,875	Gafisa S.A.	7,848,629
431,000	MRV Engenharia e Participacoes S.A.*	7,071,576
288,635	Rossi Residencial S.A.	7,325,839
		22,246,044
Casino Hotels - 0.6%
764,740	Melco PBL Entertainment (Macau), Ltd. (ADR)*	10,140,452
Commercial Banks - 2.1%
237,302	Anglo Irish Bank Corporation PLC	4,387,955
353,920	Banca Generali S.P.A. (144A)	4,824,840
3,587,800	Banco De Oro	5,243,442
68,210	Banco de Oro-EPCI, Inc. (GDR)	1,993,463
173,170	Banco Macro Bansud S.A. (ADR)	4,909,370
137,340	Julius Baer Holding, Ltd.	9,596,182
389,460	Punjab National Bank, Ltd.	4,938,735
		35,893,987
Commercial Services - 0.6%
1,036,400	Park24 Company, Ltd.	10,433,941
Computers - 0.4%
648,000	Foxconn Technology Co., Ltd.	7,231,218
Computers - Peripheral Equipment - 0.6%
361,733	Logitech International S.A.*	9,734,630
Cosmetics and Toiletries - 0.7%
93,400	LG Household & Health Care, Ltd.	12,398,155

Shares/Principal/Contract Amounts		Value
Dental Supplies and Equipment - 0.4%
151,925	Osstem Implant Co., Ltd.*	$6,376,198
Distribution/Wholesale - 4.8%
23,913,980	Li & Fung, Ltd.	83,381,742
Diversified Financial Services - 0.2%
88,618	Reliance Capital, Ltd.	2,607,266
Diversified Operations - 1.4%
795,587	Max India, Ltd.*	4,197,387
11,296,025	Melco International Development, Ltd.ß,#,ºº	16,325,033
12,613,062	Polytec Asset Holdings, Ltd.§	4,155,441
		24,677,861
Electric - Distribution - 0.3%
498,705	Equatorial Energia S.A.	5,330,501
Electric Products - Miscellaneous - 4.2%
4,173,000	Sharp Corp.	72,185,257
Electronic Components - Semiconductors - 7.3%
15,960,029	ARM Holdings PLC	47,381,366
101,243	Samsung Electronics Company, Ltd.	66,649,705
700,194	Silicon-On-Insulator Technologies (SOITEC)*	12,276,904
		126,307,975
Energy - Alternate Sources - 1.4%
161,970	SunPower Corp. - Class A*,#	11,423,744
337,555	Suntech Power Holdings Company, Ltd. (ADR)*	13,613,593
		25,037,337
Enterprise Software/Services - 2.9%
949,223	SAP A.G.	50,689,777
Finance - Commercial - 0%
148,300	Banco Compartamos S.A.*	822,718
Finance - Mortgage Loan Banker - 0.8%
290,502	Housing Development Finance Corporation, Ltd.	14,403,024
Finance - Other Services - 1.4%
3,609,084	IG Group Holdings PLC	24,023,469
Gambling - Non-Hotel - 0.2%
216,295	Great Canadian Gaming, Corp.*	2,686,454
Hotels and Motels - 0.3%
668,500	Kingdom Hotel Investments (ADR)*	5,450,981
Insurance Brokers - 0.2%
216,702	Eurodekania, Ltd.*,ºº,§	2,964,825
Internet Connectivity Services - 0.4%
145,795	NDS Group PLC (ADR)*	6,374,157
Investment Companies - 1.5%
316,915	Bradespar S.A.	13,361,148
1,418,354	SM Investments Corp.	12,712,191
		26,073,339
Investment Management and Advisory Services - 0.2%
394,180	Bluebay Asset Management*	3,041,201
Medical - Biomedical and Genetic - 1.4%
388,865	Celgene Corp.*	23,549,664
Medical - Drugs - 2.8%
101,944	Roche Holding A.G.	18,053,336

See Notes to Schedules of Investments and Financial Statements.
24 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares/Principal/Contract Amounts		Value
Medical - Drugs - (continued)
468,700	Takeda Pharmaceutical Company, Ltd.	$30,602,061
		48,655,397
Multimedia - 1.6%
1,807,750	Publishing & Broadcasting, Ltd.	28,282,236
Non-Hazardous Waste Disposal - 0%
72,905	China Water Affairs Group, Ltd.*	47,883
Oil and Gas Drilling - 1.6%
971,745	Nabors Industries, Ltd.*	28,413,824
Oil Companies - Exploration and Production - 1.5%
290,556	Niko Resources, Ltd.	26,348,320
Oil Companies - Integrated - 0.4%
93,045	Lukoil (ADR)	7,381,973
Oil Field Machinery and Equipment - 0.7%
1,042,582	Wellstream Holdings PLC*	11,503,616
Oil Refining and Marketing - 5.0%
100,665	Petroplus Holdings A.G.*	9,640,131
1,661,014	Reliance Industries, Ltd.	77,500,926
		87,141,057
Petrochemicals - 0.3%
114,670	LG Petrochemical Company, Ltd.	5,405,810
Public Thoroughfares - 2.5%
2,002,298	Companhia de Concessoes Rodoviarias	36,212,112
404,400	Obrascon Huarte Lain Brasil S.A.	7,515,531
		43,727,643
Real Estate Management/Services - 1.6%
148,300	Daito Trust Construction Company, Ltd.	7,362,159
242,554	IVG Immobilien A.G.	8,867,256
46,976	Orco Property Group	6,734,636
475,450	Sao Carlos Empreendimentos e Participacoes S.A.*	5,526,257
		28,490,308
Real Estate Operating/Development - 8.1%
580,155	Ablon Group*	3,421,943
18,649,680	Ayala Land, Inc.	6,846,393
761,795	Brascan Residential Properties S.A.	5,756,036
1,646,000	CapitaLand, Ltd.	8,029,560
26,692,000	China Overseas Land & Investment, Ltd.	56,429,896
2,666,055	Cyrela Brazil Realty S.A.	31,214,630
4,692,000	Hang Lung Properties, Ltd.	17,173,487
153,580	Iguatemi Empresa de Shopping Centers S.A.	2,609,547
536,735	PDG Realty S.A. Empreendimentos e Participacoes	6,184,437
250,345	Rodobens Negocios Imobiliarios S.A.	3,030,779
		140,696,708
Recreational Centers - 0.7%
1,044,945	Orascom Hotels & Development*	12,190,485
Retail - Consumer Electronics - 0.8%
133,610	Yamada Denki Company, Ltd.	13,373,613
Retail - Major Department Stores - 1.7%
969,284	Arcandor A.G.*	29,691,864

Shares/Principal/Contract Amounts		Value
Semiconductor Components/Integrated Circuits - 4.1%
875,125	Actions Semiconductor Company, Ltd. (ADR)*	$4,533,148
907,440	Marvell Technology Group, Ltd.*	16,333,920
24,604,129	Taiwan Semiconductor Manufacturing Company, Ltd.	48,506,152
283,800	Vimicro International Corp. (ADR)*,#	1,478,598
		70,851,818
Semiconductor Equipment - 1.9%
1,117,827	ASML Holding N.V.*	32,796,637
Sugar - 1.1%
855,654	Bajaj Hindusthan, Ltd.	3,243,259
139,900	Bajaj Hindusthan, Ltd. (GDR) (144A)	530,207
1,843,537	Balrampur Chini Mills, Ltd.	3,112,297
687,000	Cosan S.A. Industria e Comercio*	11,563,692
63,958	Shree Renuka Sugars, Ltd.	979,109
		19,428,564
Telecommunication Services - 3.4%
1,197,665	Amdocs, Ltd. (U.S. Shares)*	43,343,496
1,132,453	Reliance Communications, Ltd.	15,561,849
		58,905,345
Telephone - Integrated - 0.2%
189,525	GVT Holdings S.A.*	3,622,843
Transportation - Marine - 0.1%
125,300	Star Asia Financial, Ltd. (144A)*,ºº,§	1,378,300
Wireless Equipment - 0.8%
3,924,528	Telefonaktiebolaget L.M. Ericsson - Class B	14,703,768
Total Common Stock (cost $1,279,196,919)		1,643,880,816
Purchased Options - Puts - 0%
2,581	Brazil Bovespa Stock Index, expires August 2007, exercise price $19,781.36 (premiums paid $1,940,112)	9,552
Money Markets - 7.0%
66,553,638	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	66,553,638
54,911,498	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	54,911,498
Total Money Markets (cost $121,465,136)		121,465,136
Other Securities - 1.2%
21,082,325	Allianz Dresdner Daily Asset Fund† (cost $21,082,325)	21,082,325
Total Investments (total cost $1,423,684,492) – 103.1%		1,786,437,829
Liabilities, net of Cash, Receivables and Other Assets – (3.1)%		(53,627,529)
Net Assets – 100%		$1,732,810,300

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 25

Janus Adviser International Growth Fund

Schedule of Investments

As of July 31, 2007

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Argentina	$4,909,370	0.3%
Australia	28,282,236	1.6%
Bermuda	239,824,931	13.4%
Brazil	179,912,616	10.1%
Canada	73,068,494	4.1%
Cayman Islands	48,799,008	2.7%
China	8,850,404	0.5%
Egypt	12,190,485	0.7%
France	12,276,904	0.7%
Germany	89,248,897	5.0%
Hong Kong	100,116,751	5.6%
Hungary	3,421,943	0.2%
India	142,770,433	8.0%
Ireland	15,680,229	0.9%
Italy	4,824,840	0.3%
Japan	197,216,472	11.0%
Luxembourg	6,734,636	0.4%
Mexico	6,032,702	0.3%
Netherlands	32,796,637	1.8%
Philippines	26,795,489	1.5%
Russia	7,381,973	0.4%
Singapore	8,029,560	0.5%
South Korea	90,829,868	5.1%
Sweden	14,703,768	0.8%
Switzerland	47,024,279	2.6%
Taiwan	55,737,370	3.1%
United Kingdom	150,078,365	8.4%
United States††	178,899,169	10.0%
Total	$1,786,437,829	100.0%

††Includes Short-Term Securities and Other Securities (2.0% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
26 Janus Adviser Series July 31, 2007

Statements of Assets and Liabilities

As of July 31, 2007 (all numbers in thousands except net asset value per share)	Janus Adviser Worldwide Fund	Janus Adviser International Equity Fund		Janus Adviser International Growth Fund
Assets:
Investments at cost(1)	$114,828	$26,613		$1,423,684
Investments at value(1)	$140,146	$25,338		$1,664,973
Affiliated money market investments	5,752	657		121,465
Cash	161	139		–
Cash denominated in foreign currency(2)	–	–		9,601
Receivables:
Investments sold	674	578		716
Fund shares sold	429	109		9,418
Dividends	175	8		773
Interest	15	4		465
Non-interested Trustee deferred compensation	2	–		23
Total Assets	147,354	26,833		1,807,434
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	6,017	680		21,082
Due to custodian	–	–		16,022
Investments purchased	302	527		30,474
Fund shares repurchased	187	2		4,400
Dividends	–	–		–
Advisory fees	78	8		926
Transfer agent fees and expenses	2	1		7
Administrative services fees - Class R Shares	–	–		4
Administrative services fees - Class S Shares	31	–		293
Distribution fees - Class A Shares	–	–		23
Distribution fees - Class C Shares	1	1		129
Distribution fees - Class R Shares	–	–		8
Distribution fees - Class S Shares	31	–		293
Networking fees - Class A Shares	–	–		1
Networking fees - Class C Shares	–	3		–
Networking fees - Class I Shares	–	3		–
Non-interested Trustees' fees and expenses	2	–		–
Non-interested Trustee deferred compensation fees	2	–		23
Foreign tax liability	–	4		873
Accrued expenses	34	29		66
Total Liabilities	6,687	1,258		74,624
Net Assets	$140,667	$25,575		$1,732,810
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$224,845	$26,027		$1,287,540
Undistributed net investment income/(loss)*	(8)	122		(1,048)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(115,247)	48		84,419
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	31,077	(622	)(3)	361,899	(3)
Total Net Assets	$140,667	$25,575		$1,732,810
Net Assets - Class A Shares	$637	$800		$110,026
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17	70		1,751
Net Asset Value Per Share(4)	$36.44	$11.35		$62.84
Maximum Offering Price Per Share(5)	$38.66	$12.05		$66.67
Net Assets - Class C Shares	$1,097	$846		$158,456
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30	75		2,494
Net Asset Value Per Share(4)	$36.75	$11.30		$63.53
Net Assets - Class I Shares	$186	$22,761		$69,211
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5	1,999		1,101
Net Asset Value Per Share	$36.41	$11.39		$62.87
Net Assets - Class R Shares	$510	$566		$19,950
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14	50		319
Net Asset Value Per Share	$36.25	$11.32		$62.60
Net Assets - Class S Shares	$138,237	$602		$1,375,167
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,788	53		21,914
Net Asset Value Per Share	$36.50	$11.34		$62.75

*See Note 3 in Notes to Financial Statements.

  (1)  Investments at cost and value include $5,850,198, $632,531 and $20,187,284 of securities loaned for Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund and Janus Adviser International Growth Fund, respectively (Note 1).

  (2)  Includes cost of $9,479,309 Janus Adviser International Growth Fund.

  (3)  Net of foreign taxes on investments of $4,140 and $873,275 for Janus Adviser International Equity Fund and Janus Adviser International Growth Fund, respectively.

  (4)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (5)  Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 27

Statements of Operations

For the fiscal year or period ended July 31, 2007 (all numbers in thousands)	Janus Adviser Worldwide Fund	Janus Adviser International Equity Fund(1)		Janus Adviser International Growth Fund
Investment Income:
Interest	$12	$–		$4
Securities lending income	14	–		155
Dividends	1,790	181		14,388
Dividends from affiliates	53	29		3,098
Foreign tax withheld	(38)	(6)		(1,211)
Total Investment Income	1,831	204		16,434
Expenses:
Advisory fees	885	41		7,022
Transfer agent expenses	14	6		42
Registration fees	67	124		169
Custodian fees	63	21		328
Professional fees	33	17		33
Non-interested Trustees' fees and expenses	10	2		40
Legal expense	9	8		9
Printing expense	26	25		25
System fees	22	17		22
Distribution fees - Class A Shares	1	1		148
Distribution fees - Class C Shares	9	4		827
Distribution fees - Class R Shares	–	2		37
Distribution fees - Class S Shares	361	1		2,312
Administrative services fees - Class R Shares	–	1		18
Administrative services fees - Class S Shares	361	1		2,312
Networking fees - Class A Shares	–	–		23
Networking fees - Class C Shares	–	3		40
Networking fees - Class I Shares	–	3		7
Other expenses	10	5		24
Non-recurring costs (Note 2)	–	N/A		–
Costs assumed by Janus Capital Management LLC (Note 2)	–	N/A		–
Total Expenses	1,871	282		13,438
Expense and Fee Offset	(2)	(1)		(119)
Net Expenses	1,869	281		13,319
Less: Excess Expense Reimbursement	(189)	(195)		(4)
Net Expenses after Expense Reimbursement	1,680	86		13,315
Net Investment Income/(Loss)	151	118		3,119
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	21,528	52		126,654
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	17,999	(622	)(2)	239,805 (2)
Payment from affiliate (Note 2)	–	–		29
Net Gain/(Loss) on Investments	39,527	(570)		366,488
Net Increase/(Decrease) in Net Assets Resulting from Operations	$39,678	$(452)		$369,607

  (1)  Period from November 28, 2006 (inception date) through July 31, 2007.

  (2)  Net of foreign taxes on investments of $4,140 and $873,275 for Janus Adviser International Equity Fund and Janus Adviser International Growth Fund, respectively.

See Notes to Financial Statements.
28 Janus Adviser Series July 31, 2007

Statements of Changes in Net Assets

For each fiscal year or period ended July 31	Janus Adviser Worldwide Fund		Janus Adviser International Equity Fund	Janus Adviser International Growth Fund
(all numbers in thousands)	2007	2006	2007(1)	2007	2006
Operations:
Net investment income/(loss)	$151	$3,775	$118	$3,119	$6,425
Net realized gain/(loss) from investment transactions	21,528	69,364	52	126,654	77,149
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	17,999	(44,455)	(622)	239,805	40,454
Payment from affiliate (Note 2)	–	2	–	29	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	39,678	28,686	(452)	369,607	124,031
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(4)	–	–	(424)	(17)
Class C Shares	(19)	(2)	–	(478)	(14)
Class I Shares	–	–	–	(249)	–
Class R Shares	–	–	–	(25)	–
Class S Shares	(2,741)	(3,481)	–	(5,959)	(2,312)
Net realized gain from investment transactions*
Class A Shares	–	–	–	–	–
Class C Shares	–	–	–	–	–
Class I Shares	–	–	–	–	–
Class R Shares	–	–	–	–	–
Class S Shares	–	–	–	–	–
Net Decrease from Dividends and Distributions	(2,764)	(3,483)	–	(7,135)	(2,343)
Capital Share Transactions:
Shares sold
Class A Shares	605	21	751	86,626	24,267
Class C Shares	341	42	788	112,280	26,796
Class I Shares	162	10	23,761	52,670	14,097
Class R Shares	514	–	500	20,844	841
Class S Shares	29,980	45,496	536	756,746	305,624
Redemption fees
Class I Shares	–	–	–	1	2
Class R Shares	–	–	–	–	2
Class S Shares	18	18	–	200	127
Reinvested dividends and distributions
Class A Shares	2	–	–	252	2
Class C Shares	19	2	–	321	10
Class I Shares	–	–	–	249	–
Class R Shares	–	–	–	7	–
Class S Shares	2,739	3,473	–	5,875	2,281
Shares repurchased
Class A Shares	(36)	(12)	(15)	(14,306)	(4,835)
Class C Shares	(178)	(162)	(1)	(8,228)	(1,260)
Class I Shares	(1)	–	(292)	(4,091)	(2,962)
Class R Shares	–	–	–	(3,538)	(176)
Class S Shares	(75,766)	(391,091)	(1)	(250,855)	(170,709)
Net Increase/(Decrease) from Capital Share Transactions	(41,601)	(342,203)	26,027	755,053	194,107
Net Increase/(Decrease) in Net Assets	(4,687)	(317,000)	25,575	1,117,525	315,795
Net Assets:
Beginning of period	145,354	462,354	–	615,285	299,490
End of period	$140,667	$145,354	$25,575	$1,732,810	$615,285
Undistributed net investment income/(loss)*	$(8)	$2,600	$122	$(1,048)	$3,901

*See Note 3 in Notes to Financial Statements.

  (1)  Period from November 28, 2006 (inception date) through July 31, 2007.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 29

Financial Highlights – Class A Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Worldwide Fund			Janus Adviser International Equity Fund
	2007	2006	2005(1)	2007(2)
Net Asset Value, Beginning of Period	$28.37	$27.50	$24.88	$10.00
Income from Investment Operations:
Net investment income/(loss)	.33	.46	.23	.09
Net gain/(loss) on securities (both realized and unrealized)	8.50	.72	2.52	1.25
Total from Investment Operations	8.83	1.18	2.75	1.34
Less Distributions and Other:
Dividends from net investment income*	(.76)	(.31)	(.13)	–
Distributions from net realized gains*	–	–	–	–
Payment from affiliate	–	–	–	.01
Total Distributions and Other	(.76)	(.31)	(.13)	.01
Net Asset Value, End of Period	$36.44	$28.37	$27.50	$11.35
Total Return**	31.39%	4.26%	11.05%	13.50	%(3)
Net Assets, End of Period (in thousands)	$637	$50	$40	$800
Average Net Assets for the Period (in thousands)	$217	$45	$21	$643
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%	0.91%	0.91%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.90%	0.90%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.37%	1.45%	1.18%	1.44%
Portfolio Turnover Rate***	24%	48%	33%	57%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser International Growth Fund
	2007		2006		2005(1)
Net Asset Value, Beginning of Period	$43.41		$31.33		$24.80
Income from Investment Operations:
Net investment income/(loss)	.26		.43		.27
Net gain/(loss) on securities (both realized and unrealized)	19.61		12.00		6.45
Total from Investment Operations	19.87		12.43		6.72
Less Distributions and Other:
Dividends from net investment income*	(.46)		(.35)		(.19)
Distributions from net realized gains*	–		–		–
Payment from affiliate	.02		–	(5)	–
Total Distributions and Other	(.44)		(.35)		(.19)
Net Asset Value, End of Period	$62.84		$43.41		$31.33
Total Return**	46.02	%(6)	39.84	%(7)	27.19%
Net Assets, End of Period (in thousands)	$110,026		$19,442		$82
Average Net Assets for the Period (in thousands)	$59,131		$8,012		$28
Ratio of Gross Expenses to Average Net Assets***(4)	0.99%		1.00%		0.99%
Ratio of Net Expenses to Average Net Assets***(4)	0.98%		0.98%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.54%		1.42%		1.24%
Portfolio Turnover Rate***	41%		65%		50%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Period from November 28, 2006 (inception date) through July 31, 2007.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.06%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
30 Janus Adviser Series July 31, 2007

Financial Highlights – Class C Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Worldwide Fund					Janus Adviser International Equity Fund
	2007	2006	2005	2004	2003(1)	2007(2)
Net Asset Value, Beginning of Period	$28.71	$27.80	$25.31	$23.79	$21.37	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.13)	.20	.03	(.10)	.09	.04
Net gain/(loss) on securities (both realized and unrealized)	8.83	.77	2.46	1.69	2.33	1.26
Total from Investment Operations	8.70	.97	2.49	1.59	2.42	1.30
Less Distributions:
Dividends from net investment income*	(.66)	(.06)	–	(.07)	–	–
Distributions from net realized gains*	–	–	–	–	–	–
Total Distributions	(.66)	(.06)	–	(.07)	–	–
Net Asset Value, End of Period	$36.75	$28.71	$27.80	$25.31	$23.79	$11.30
Total Return**	30.51%	3.48%	9.84%	6.68%	11.32%	13.00%
Net Assets, End of Period (in thousands)	$1,097	$707	$795	$806	$832	$846
Average Net Assets for the Period (in thousands)	$946	$776	$823	$894	$708	$619
Ratio of Gross Expenses to Average Net Assets***(3)	1.65%	1.66%	1.65%	1.70%	1.70%	2.26%
Ratio of Net Expenses to Average Net Assets***(3)	1.65%	1.65%	1.65%	1.70%	1.70%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.38)%	0.74%	0.14%	(0.23)%	0.55%	0.63%
Portfolio Turnover Rate***	24%	48%	33%	153%	95%	57%

For a share outstanding during	Janus Adviser International Growth Fund
each fiscal year or period ended July 31	2007		2006		2005	2004		2003(1)
Net Asset Value, Beginning of Period	$44.15		$31.92		$24.30	$20.23		$17.92
Income from Investment Operations:
Net investment income/(loss)	.10		.23		.01	.01		.06
Net gain/(loss) on securities (both realized and unrealized)	19.67		12.12		7.67	4.19		2.25
Total from Investment Operations	19.77		12.35		7.68	4.20		2.31
Less Distributions and Other:
Dividends from net investment income*	(.40)		(.12)		(.06)	(.13)		–
Distributions from net realized gains*	–		–		–	–		–
Payment from affiliate	.01		–	(4)	–	–	(4)	–
Total Distributions and Other	(.39)		(.12)		(.06)	(.13)		–
Net Asset Value, End of Period	$63.53		$44.15		$31.92	$24.30		$20.23
Total Return**	44.96	%(5)	38.76	%(6)	31.64%	20.75	%(6)	12.89%
Net Assets, End of Period (in thousands)	$158,456		$28,905		$2,448	$1,975		$1,375
Average Net Assets for the Period (in thousands)	$82,743		$11,720		$2,114	$1,839		$1,314
Ratio of Gross Expenses to Average Net Assets***(3)	1.74%		1.75%		1.73%	1.74%		1.74%
Ratio of Net Expenses to Average Net Assets***(3)	1.73%		1.73%		1.73%	1.74%		1.74%
Ratio of Net Investment Income/(Loss)to Average Net Assets***	(0.22)%		0.57%		0.08%	0.08%		0.39%
Portfolio Turnover Rate***	41%		65%		50%	80%		109%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Period from November 28, 2006 (inception date) through July 31, 2007.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 31

Financial Highlights – Class I Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Worldwide Fund		Janus Adviser International Equity Fund
	2007	2006(1)	2007(2)
Net Asset Value, Beginning of Period	$28.29	$28.54	$10.00
Income from Investment Operations:
Net investment income/(loss)	.87	.39	.05
Net gain/(loss) on securities (both realized and unrealized)	8.04	(.24)	1.34
Total from Investment Operations	8.91	.15	1.39
Less Distributions:
Dividends from net investment income*	(.79)	(.40)	–
Distributions from net realized gains*	–	–	–
Redemption fees	–	–	–
Total Distributions	(.79)	(.40)	–
Net Asset Value, End of Period	$36.41	$28.29	$11.39
Total Return**	31.77%	0.48%	13.90%
Net Assets, End of Period (in thousands)	$186	$10	$22,761
Average Net Assets for the Period (in thousands)	$89	$10	$6,599
Ratio of Gross Expenses to Average Net Assets***(3)	0.66%	0.66%	1.26%
Ratio of Net Expenses to Average Net Assets***(3)	0.65%	0.65%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.78%	2.03%	2.28%
Portfolio Turnover Rate***	24%	48%	57%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser International Growth Fund
	2007		2006(1)
Net Asset Value, Beginning of Period	$43.34		$35.86
Income from Investment Operations:
Net investment income/(loss)	.35		.50
Net gain/(loss) on securities (both realized and unrealized)	19.67		7.34
Total from Investment Operations	20.02		7.84
Less Distributions and Other:
Dividends from net investment income*	(.49)		(.37)
Distributions from net realized gains*	–		–
Redemption fees	–	(4)	.01
Payment from affiliate	–	(5)	–	(5)
Total Distributions and Other	(.49)		(.36)
Net Asset Value, End of Period	$62.87		$43.34
Total Return**	46.39	%(6)	22.05	%(6)
Net Assets, End of Period (in thousands)	$69,211		$10,565
Average Net Assets for the Period (in thousands)	$32,194		$6,278
Ratio of Gross Expenses to Average Net Assets***(3)	0.73%		0.75%
Ratio of Net Expenses to Average Net Assets***(3)	0.71%		0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%		1.27%
Portfolio Turnover Rate***	41%		65%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  Period from November 28, 2006 (inception date) through July 31, 2007.

(3)  See Note 4 in Notes to Financial Statements.

(4) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(5) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(6)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
32 Janus Adviser Series July 31, 2007

Financial Highlights – Class R Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Worldwide Fund			Janus Adviser International Equity Fund
	2007	2006	2005(1)	2007(2)
Net Asset Value, Beginning of Period	$28.26	$27.42	$24.88	$10.00
Income from Investment Operations:
Net investment income/(loss)	.55	.28	.10	.07
Net gain/(loss) on securities (both realized and unrealized)	8.10	.75	2.54	1.25
Total from Investment Operations	8.65	1.03	2.64	1.32
Less Distributions:
Dividends from net investment income*	(.66)	(.19)	(.10)	–
Distributions from net realized gains*	–	–	–	–
Redemption fees	–	–	–	–
Total Distributions	(.66)	(.19)	(.10)	–
Net Asset Value, End of Period	$36.25	$28.26	$27.42	$11.32
Total Return**	30.84%	3.75%	10.62%	13.20%
Net Assets, End of Period (in thousands)	$510	$12	$11	$566
Average Net Assets for the Period (in thousands)	$59	$12	$11	$553
Ratio of Gross Expenses to Average Net Assets***(3)	1.42%	1.40%	1.39%	2.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.40%	1.39%	1.38%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.33)%	1.01%	0.45%	0.85%
Portfolio Turnover Rate***	24%	48%	33%	57%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser International Growth Fund
	2007		2006		2005(1)
Net Asset Value, Beginning of Period	$43.45		$31.23		$24.80
Income from Investment Operations:
Net investment income/(loss)	0.35		.23		.11
Net gain/(loss) on securities (both realized and unrealized)	19.26		11.92		6.48
Total from Investment Operations	19.61		12.15		6.59
Less Distributions and Other:
Dividends from net investment income*	(.46)		(.14)		(.16)
Distributions from net realized gains*	–		–		–
Redemption fees	–	(4)	.21		–
Payment from affiliate	–	(5)	–	(5)	–
Total Distributions and Other	(.46)		.07		(.16)
Net Asset Value, End of Period	$62.60		$43.45		$31.23
Total Return**	45.33	%(6)	39.64	%(6)	26.67%
Net Assets, End of Period (in thousands)	$19,950		$650		$12
Average Net Assets for the Period (in thousands)	$7,384		$183		$11
Ratio of Gross Expenses to Average Net Assets***(3)	1.46%		1.50%		1.48%
Ratio of Net Expenses to Average Net Assets***(3)	1.44%		1.48%		1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%		0.68%		0.48%
Portfolio Turnover Rate***	41%		65%		50%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Period from November 28, 2006 (inception date) through July 31, 2007.

(3)  See Note 4 in Notes to Financial Statements.

(4) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 33

Financial Highlights – Class S Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Worldwide Fund							Janus Adviser International Equity Fund
	2007	2006		2005		2004	2003	2007(1)
Net Asset Value, Beginning of Period	$28.35	$27.47		$24.97		$23.43	$23.20	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.59		.20		.06	.16	.08
Net gain/(loss) on securities (both realized and unrealized)	8.65	.52		2.40		1.63	.16	1.26
Total from Investment Operations	8.77	1.11		2.60		1.69	.32	1.34
Less Distributions and Other:
Dividends from net investment income*	(.62)	(.23)		(.10)		(.15)	(.09)	–
Distributions from net realized gains*	–	–		–		–	–	–
Redemption fees	– (2)	–	(2)	–	(2)	– (2)	– (2)	–
Payment from affiliate	–	–	(3)	–	(3)	–	–	–
Total Distributions and Other	(.62)	(.23)		(.10)		(.15)	(.09)	–
Net Asset Value, End of Period	$36.50	$28.35		$27.47		$24.97	$23.43	$11.34
Total Return**	31.17%	4.03	%(4)	10.41	%(4)	7.20%	1.35%	13.40%
Net Assets, End of Period (in thousands)	$138,237	$144,575		$461,508		$709,102	$1,124,330	$602
Average Net Assets for the Period (in thousands)	$144,333	$329,236		$585,697		$1,033,359	$1,070,521	$565
Ratio of Gross Expenses to Average Net Assets***(5)	1.15%	1.15%		1.15%		1.20%	1.20%	1.75%
Ratio of Net Expenses to Average Net Assets***(5)	1.15%	1.15%		1.15%		1.20%	1.20%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.11%	1.14%		0.61%		0.23%	0.78%	1.10%
Portfolio Turnover Rate***	24%	48%		33%		153%	95%	57%

For a share outstanding during each fiscal year ended July 31	Janus Adviser International Growth Fund
	2007		2006		2005		2004		2003(6)
Net Asset Value, Beginning of Period	$43.37		$31.28		$23.78		$19.87		$19.50
Income from Investment Operations:
Net investment income/(loss)	.08		.38		.19		.18		.18
Net gain/(loss) on securities (both realized and unrealized)	19.68		11.92		7.48		3.93		.26
Total from Investment Operations	19.76		12.30		7.67		4.11		.44
Less Distributions and Other:
Dividends from net investment income*	(.39)		(.22)		(.17)		(.21)		(.08)
Distributions from net realized gains*	–		–		–		–		–
Redemption fees	.01		.01		–	(2)	.01		.01
Payment from affiliate	–	(3)	–	(3)	–	(3)	–	(3)	–
Total Distributions and Other	(.38)		(.21)		(.17)		(.20)		(.07)
Net Asset Value, End of Period	$62.75		$43.37		$31.28		$23.78		$19.87
Total Return	45.74	%(4)	39.47	%(4)	32.35	%(4)	20.76	%(4)	2.31%
Net Assets, End of Period (in thousands)	$1,375,167		$555,723		$296,948		$297,519		$476,269
Average Net Assets for the Period (in thousands)	$924,935		$446,026		$295,750		$419,064		$487,811
Ratio of Gross Expenses to Average Net Assets(5)	1.20%		1.24%		1.23%		1.24%		1.24%
Ratio of Net Expenses to Average Net Assets(5)	1.19%		1.23%		1.23%		1.24%		1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.29%		1.39%		0.59%		0.44%		0.86%
Portfolio Turnover Rate	41%		65%		50%		80%		109%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2006 (inception date) through July 31, 2007.

(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5) See Note 4 in Notes to Financial Statements.

(6) Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.
34 Janus Adviser Series July 31, 2007

Notes to Schedules of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the MSCI EAFE® Index, which are categorized as growth securities. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan at July 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº  Schedule of Fair Valued Securities (as of July 31, 2007)

	Value	Value as a % of Net Assets
Janus Adviser International Growth Fund
Eurodekania, Ltd.	$2,964,825	0.2%
Melco International Development, Ltd.	16,325,033	0.9%
Star Asia Financial, Ltd. (144A)	1,378,300	0.1%
	$20,668,158	1.2%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of July 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Adviser International Growth Fund
Eurodekania, Ltd.ºº	3/8/07	$2,841,329	$2,964,825	0.2%
Polytec Asset Holdings, Ltd.	5/5/06	3,254,984	4,155,441	0.2%
Star Asia Financial, Ltd. (144A)ºº	2/22/07 - 6/22/07	1,305,608	1,378,300	0.1%
		$7,401,921	$8,498,566	0.5%

The Funds have registration rights for certain restricted securities held as of July 31, 2007. The issuer incurs all registration costs.

Janus Adviser Series July 31, 2007 35

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund and Janus Adviser International Growth Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-six funds, which include multiple series of shares with differing investment objectives and policies.

The Funds invest primarily in equity securities. Each of the Funds is classified as diversified as defined in the 1940 Act.

Each Fund in this report currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may offer only one class of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.
Effective September 30, 2002 the initial class of shares was designated as Class I Shares and a second class of shares, Class C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds

36 Janus Adviser Series July 31, 2007

may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date, and may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Fund's lending agent for the period August 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Funds.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2007, the following Funds had on loan securities valued as indicated:

Fund	Value at July 31, 2007
Janus Adviser Worldwide Fund	$5,850,198
Janus Adviser International Equity Fund	632,531
Janus Adviser International Growth Fund	20,187,284

As of July 31, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at July 31, 2007
Janus Adviser Worldwide Fund	$6,017,150
Janus Adviser International Equity Fund	680,300
Janus Adviser International Growth Fund	21,082,325

As of July 31, 2007, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual

Janus Adviser Series July 31, 2007 37

Notes to Financial Statements (continued)

funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended July 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of July 31, 2007, the Funds were not invested in forward currency contracts.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of July 31, 2007, the Funds were not engaged in short sales.

Futures Contracts

The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of July 31, 2007, the Funds were not invested in futures contracts.

Options Contracts

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option,

38 Janus Adviser Series July 31, 2007

or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Funds did not recognize realized gains/(losses) for written options during the fiscal year ended July 31, 2007.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of July 31, 2007, the Funds were not invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or

Janus Adviser Series July 31, 2007 39

Notes to Financial Statements (continued)

call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of July 31, 2007, the Funds were not invested in equity-linked structured notes.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation was effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based upon the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Funds' financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Adviser Worldwide Fund	All Asset Levels	0.60
Janus Adviser International Equity Fund	All Asset Levels	0.68
Janus Adviser International Growth Fund	All Asset Levels	0.64

For Janus Adviser Worldwide Fund and Janus Adviser International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Adviser Worldwide Fund	MSCI World IndexSM
Janus Adviser International Equity Fund	MSCI EAFE® Index

Only the base fee rate applied until February 2007 for Janus Adviser Worldwide Fund, and will apply until December 2007 for Janus Adviser International Equity Fund,

40 Janus Adviser Series July 31, 2007

at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Adviser Worldwide Fund and will begin December 2007 for Janus Adviser International Equity Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative of its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Class A Shares for each Fund against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

The Funds' prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended July 31, 2007, Janus Adviser Worldwide Fund recorded a positive Performance Adjustment of $12,345. Janus Adviser International Equity Fund will not record a Performance Adjustment until December 2007.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period") for Janus Adviser Worldwide Fund, Janus Capital contractually agreed to waive its right to receive a portion of the Fund's advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver applied for any calendar month in the Waiver Period if the Fund's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, was less than benchmark performance for that period. The Excess Expense Reimbursement line on the Statement of Operations includes the waived amounts for the Fund.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Adviser Series July 31, 2007 41

Notes to Financial Statements (continued)

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2008 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Janus Adviser Worldwide Fund	0.65
Janus Adviser International Equity Fund	1.25
Janus Adviser International Growth Fund	0.73

During the fiscal years ended July 31, 2007 and July 31, 2006, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2007
Janus Adviser International Growth Fund – Class A Shares	$1
Janus Adviser International Growth Fund – Class C Shares	1
Fund	For the fiscal year ended July 31, 2006
Janus Adviser International Growth Fund – Class A Shares	$48
Janus Adviser International Growth Fund – Class C Shares	59
Janus Adviser International Growth Fund – Class I Shares	– (1)
Janus Adviser International Growth Fund – Class R Shares	1
Janus Adviser International Growth Fund – Class S Shares	2006

(1)  Amounts reimbursed were less than a dollar.

During the fiscal years ended July 31, 2007 and July 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2007
Janus Adviser International Equity Fund – Class A Shares	$361
Janus Adviser International Growth Fund – Class A Shares	10,696
Janus Adviser International Growth Fund – Class C Shares	12,030
Janus Adviser International Growth Fund – Class S Shares	6,607
Fund	For the fiscal year ended July 31, 2006
Janus Adviser Worldwide Fund – Class S Shares	$1,654
Janus Adviser International Growth Fund – Class A Shares	220
Janus Adviser International Growth Fund – Class C Shares	33
Janus Adviser International Growth Fund – Class I Shares	18
Janus Adviser International Growth Fund – Class R Shares	1
Janus Adviser International Growth Fund – Class S Shares	947

For the fiscal year ended July 31, 2007, Janus Capital assumed $35,302 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Adviser International Equity Fund. Additionally, all future non-recurring costs will be allocated to all Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $56,262 was paid by the Trust during the fiscal year ended July 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the

42 Janus Adviser Series July 31, 2007

account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustee deferred compensation," and a liability, "Non-interested Trustee deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year or period ended July 31, 2007 are included in "Non-interested Trustee fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2007.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2007, there were no shareholders of Class A Shares that paid the contingent deferred sales charges.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the fiscal year ended July 31, 2007, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser Worldwide Fund	$600
Janus Adviser International Equity Fund	12
Janus Adviser International Growth Fund	26,848

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the fiscal year ended July 31, 2007, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser Worldwide Fund	$2,047
Janus Adviser International Equity Fund	1,293
Janus Adviser International Growth Fund	112,950

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of the Funds held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the fiscal year ended July 31, 2007 are indicated in the table below:

Fund	Redemption Fees
Janus Adviser Worldwide Fund – Class S Shares	$17,804
Janus Adviser International Growth Fund – Class I Shares	1,484
Janus Adviser International Growth Fund – Class R Shares	155
Janus Adviser International Growth Fund – Class S Shares	200,361

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2007 as indicated in the table below.

Fund	Seed Capital at 7/31/2006	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 7/31/2007
Janus Adviser Worldwide Fund – Class I Shares	$10,000	$–	–	$–	–	$10,000
Janus Adviser Worldwide Fund – Class R Shares	10,000	–	–	–	–	10,000
Janus Adviser International Equity Fund – Class A Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Equity Fund – Class C Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Equity Fund – Class I Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Equity Fund – Class R Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Equity Fund – Class S Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Growth Fund – Class I Shares	10,000			(10,000)	7/11/07	–
Janus Adviser International Growth Fund – Class R Shares	10,000			(10,000)	7/11/07	–

Janus Adviser Series July 31, 2007 43

Notes to Financial Statements (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Fund	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 7/31/07
Janus Government Money Market Fund
Janus Adviser Worldwide Fund	$–	$1,500	$–	$–
Janus Adviser International Equity Fund	–	–	–	–
Janus Adviser International Growth Fund	1,625,251	3,185,645	1,115	–
	$1,625,251	$3,187,145	$1,115	$–
Janus Institutional Cash Management Fund – Institutional Shares
Janus Adviser Worldwide Fund	$2,297,350	$1,589,564	$6,453	$707,786
Janus Adviser International Equity Fund	350,152	70,481	1,818	279,671
Janus Adviser International Growth Fund	109,678,291	43,124,653	1,131,033	66,553,638
	$112,325,793	$44,784,698	$1,139,304	$67,541,095
Janus Institutional Cash Reserves Fund
Janus Adviser Worldwide Fund	$8,535,791	$9,114,691	$7,545	$–
Janus Adviser International Equity Fund	107,422	107,422	194	–
Janus Adviser International Growth Fund	83,519,305	92,163,445	669,949	–
	$92,162,518	$101,385,558	$677,688	$–
Janus Institutional Money Market Fund – Institutional Shares
Janus Adviser Worldwide Fund	$18,078,557	$13,034,425	$28,217	$5,044,132
Janus Adviser International Equity Fund	22,042,950	21,665,648	24,846	377,302
Janus Adviser International Growth Fund	393,415,845	338,504,347	650,832	54,911,498
	$433,537,352	$373,204,420	$703,895	$60,332,932
Janus Money Market Fund – Institutional Shares
Janus Adviser Worldwide Fund	$10,398,247	$10,875,847	$10,935	$–
Janus Adviser International Equity Fund	1,237,933	1,237,933	1,669	–
Janus Adviser International Growth Fund	159,306,857	166,522,323	644,725	–
	$170,943,037	$178,636,103	$657,329	$–

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

The Funds noted below have incurred "Post-October" losses during the period November 1, 2006 through July 31, 2007. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2008.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Adviser Worldwide Fund(1)	$–	$–	$(113,338,410)	$(6,548)	$5,981	$29,161,342
Janus Adviser International Equity Fund	266,387	–	–	–	(922)	(718,119)
Janus Adviser International Growth Fund	33,593,100	64,899,380	–	(696,024)	(3,823)	347,477,531

(1)  Capital loss carryovers subject to annual limitations.

44 Janus Adviser Series July 31, 2007

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2007 that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the fiscal year ended July 31, 2007

Fund	July 31, 2010	July 31, 2011	Accumulated Capital Losses
Janus Adviser Worldwide Fund(1)	$(11,459,364)	$(101,879,046)	$(113,338,410)
Janus Adviser International Equity Fund	–	–	–
Janus Adviser International Growth Fund	–	–	–

(1) Capital loss carryovers subject to annual limitations.

During the fiscal year ended July 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus Adviser Worldwide Fund	$20,351,489
Janus Adviser International Growth Fund	41,701,298

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Adviser Worldwide Fund	$116,736,768	$34,865,762	$(5,704,420)
Janus Adviser International Equity Fund	26,709,435	921,579	(1,635,558)
Janus Adviser International Growth Fund	1,438,097,717	418,690,012	(70,349,900)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year or period ended July 31, 2007	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Adviser Worldwide Fund	$2,764,978	$–	$–	$(5,617)
Janus Adviser International Equity Fund(1)	–	–	–	–
Janus Adviser International Growth Fund	7,135,297	–	–	–

(1) Period from November 28, 2006 (inception date) through July 31, 2007.

For the fiscal year ended July 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Adviser Worldwide Fund	$3,482,934	$–	$–	$–
Janus Adviser International Growth Fund	2,342,734	–	–	–

Janus Adviser Series July 31, 2007 45

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares					Class C Shares							Class I Shares				Class R Shares					Class S Shares
Fund	2007(1)		2006(1)	2005(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003		2007(1)		2006(1)		2007(1)		2006(1)	2005(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003	2002
Janus Adviser Worldwide Fund	1.06%		1.17%	0.95	%(2)	1.83%		1.68%	1.74%	1.72%	1.73	%(3)	0.80%		0.74	%(4)	1.54%		1.46%	1.39	%(2)	1.28%		1.19%	1.15%	1.22%	1.23%	1.21%
Janus Adviser International Equity Fund	9.77	%(5)	N/A	N/A		11.49	%(5)	N/A	N/A	N/A	N/A		2.40	%(5)	N/A		11.43	%(5)	N/A	N/A		11.01	%(5)	N/A	N/A	N/A	N/A	N/A
Janus Adviser International Growth Fund	0.99%		1.04%	1.05	%(2)	1.75%		1.77%	1.83%	1.74%	1.77	%(3)	0.73%		0.75	%(4)	1.46%		1.52%	1.50	%(2)	1.20%		1.24%	1.25%	1.25%	1.26%	1.26%

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser International Equity Fund and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from September 30, 2002 (inception date) through July 31, 2003.

  (4)  Period from November 28, 2005 (inception date) through July 31, 2006.

  (5)  Period from November 28, 2006 (inception date) through July 31, 2007.

46 Janus Adviser Series July 31, 2007

Janus Adviser Series July 31, 2007 47

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year or period ended July 31	Janus Adviser Worldwide Fund			Janus Adviser International Equity Fund	Janus Adviser International Growth Fund
(all numbers in thousands)	2007	2006		2007(1)	2007	2006
Transactions in Fund Shares - Class A Shares
Shares sold	16	1		72	1,561	564
Reinvested dividends and distributions	–	–		–	5	–
Shares repurchased	(1)	–		(2)	(263)	(119)
Net Increase/(Decrease) in Fund Shares	15	1		70	1,303	445
Shares Outstanding, Beginning of Period	2	1		–	448	3
Shares Outstanding, End of Period	17	2		70	1,751	448
Transactions in Fund Shares - Class C Shares
Shares sold	10	1		75	1,976	607
Reinvested dividends and distributions	–	–		–	6	–
Shares repurchased	(5)	(5)		–	(143)	(29)
Net Increase/(Decrease) in Fund Shares	5	(4)		75	1,839	578
Shares Outstanding, Beginning of Period	25	29		–	655	77
Shares Outstanding, End of Period	30	25		75	2,494	655
Transactions in Fund Shares - Class I Shares(2)
Shares sold	5	350	*	2,024	925	312
Reinvested dividends and distributions	–	5	*	–	5	–
Shares repurchased	–	–		(25)	(73)	(68)
Net Increase/(Decrease) in Fund Shares	5	355	*	1,999	857	244
Shares Outstanding, Beginning of Period	–	–		–	244	–
Shares Outstanding, End of Period	5	355	*	1,999	1,101	244
Transactions in Fund Shares - Class R Shares
Shares sold	14	3	*	50	363	19
Reinvested dividends and distributions	–	3	*	–	–	–
Shares repurchased	–	(3	)*	–	(59)	(4)
Net Increase/(Decrease) in Fund Shares	14	3	*	50	304	15
Shares Outstanding, Beginning of Period	–	403	*	–	15	–
Shares Outstanding, End of Period	14	406	*	50	319	15
Transactions in Fund Shares - Class S Shares
Shares sold	879	1,581		53	13,534	7,509
Reinvested dividends and distributions	83	119		–	110	61
Shares repurchased	(2,274)	(13,399)		–	(4,543)	(4,251)
Net Increase/(Decrease) in Fund Shares	(1,312)	(11,699)		53	9,101	3,319
Shares Outstanding, Beginning of Period	5,100	16,799		–	12,813	9,494
Shares Outstanding, End of Period	3,788	5,100		53	21,914	12,813

  *  Shares are not in thousands

(1)  Period from November 28, 2006 (inception date) through July 31, 2007.

(2)  Transactions in Fund Shares – Class I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

48 Janus Adviser Series July 31, 2007

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser Worldwide Fund	$33,926,316	$84,166,427	$–	$–
Janus Adviser International Equity Fund(1)	28,030,658	2,802,530	–	–
Janus Adviser International Growth Fund	1,117,868,205	436,686,941	–	–

(1)  Period from November 28, 2006 (inception date) through July 31, 2007.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The

Janus Adviser Series July 31, 2007 49

Notes to Financial Statements (continued)

respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

50 Janus Adviser Series July 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund, and Janus Adviser International Growth Fund (three of the portfolios constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2007 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
September 14, 2007

Janus Adviser Series July 31, 2007 51

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

52 Janus Adviser Series July 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2006 or estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Adviser Series July 31, 2007 53

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the

54 Janus Adviser Series July 31, 2007

use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series July 31, 2007 55

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2007:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income
Janus Adviser International Growth Fund	$1,013,148	$13,338,299
Janus Adviser International Equity Fund	5,821	180,501

Qualified Dividend Income

Fund
Janus Adviser International Growth Fund	16%
Janus Adviser International Equity Fund	51%

56 Janus Adviser Series July 31, 2007

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) and Vice President of Asian Cultural Council.	73		Director of F.B. Heron Foundation (a private grant-making foundation).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

Janus Adviser Series July 31, 2007 57

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

58 Janus Adviser Series July 31, 2007

Officers

Name, Address and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Adviser International Growth Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Julian Pick 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Adviser International Equity Fund	11/06-Present	Vice President and Research Analyst of Janus Capital. Formerly, Director of Global Equities for Deutsche Asset Management (London) (2001-2003).

Laurent Saltiel 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Adviser International Equity Fund	11/06-Present	Vice President and Research Analyst of Janus Capital.

Jason P. Yee 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Adviser Worldwide Fund	7/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006); and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Treasurer, and Principal Accounting Officer Chief Financial Officer	2/05-Present 3/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series July 31, 2007 59

Notes

60 Janus Adviser Series July 31, 2007

Notes

Janus Adviser Series July 31, 2007 61

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (8/07)

C-0807-1106  108-02-400 08-07

2007 Annual Report

Janus Adviser Series

Risk-Managed

Janus Adviser INTECH Risk-Managed Growth Fund

Janus Adviser INTECH Risk-Managed Core Fund

Janus Adviser INTECH Risk-Managed Value Fund

Janus Adviser INTECH Risk-Managed International Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Risk-Managed

INTECH Risk-Managed Growth Fund	2

INTECH Risk-Managed Core Fund	13

INTECH Risk-Managed Value Fund	23

INTECH Risk-Managed International Fund	34

Statements of Assets and Liabilities	45

Statements of Operations	46

Statements of Changes in Net Assets	47

Financial Highlights	48

Notes to Schedules of Investments	54

Notes to Financial Statements	56

Report of Independent Registered Public Accounting Firm	70

Additional Information	71

Explanations of Charts, Tables and Financial Statements	73

Designation Requirements	75

Trustees and Officers	76

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2007 to July 31, 2007 for Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund and the period May 2, 2007 to July 31, 2007 for Janus Adviser INTECH Risk-Managed International Fund.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series July 31, 2007 1

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the 12 months ended July 31, 2007, Janus Adviser INTECH Risk-Managed Growth Fund's Class S Shares gained 12.72%. This compares to a 19.47% return posted by the Russell 1000® Growth Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce, over time, returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Growth Fund.

2 Janus Adviser Series July 31, 2007

(unaudited)

Janus Adviser INTECH Risk-Managed Growth Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Microsoft Corp. Applications Software	3.3%
Proctor & Gamble Co. Cosmetics and Toiletries	2.1%
Merck & Company, Inc. Medical - Drugs	2.0%
General Electric Co. Diversified Operations	1.8%
DIRECTV Group, Inc. Cable Television	1.5%
10.7%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

Janus Adviser Series July 31, 2007 3

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007						Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser INTECH Risk-Managed Growth Fund - Class A Shares						0.91%	0.85%(a)
NAV	2.99%	13.10%		11.59%
MOP	(2.96)%	6.61%		10.35%
Janus Adviser INTECH Risk-Managed Growth Fund - Class C Shares						1.64%	1.60%(a)
NAV	2.56%	12.15%		11.02%
CDSC	1.53%	11.03%
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	3.15%	13.39%		11.59%		0.61%	0.60%(b)
Janus Adviser INTECH Risk-Managed Growth Fund - Class R Shares	2.74%	12.45%		11.33%		1.39%	1.35%(c)
Janus Adviser INTECH Risk-Managed Growth Fund - Class S Shares	2.94%	12.72%		11.59%		1.15%	1.10%(c)
Russell 1000® Growth Index	6.45%	19.47%		11.27%
Lipper Quartile - Class S Shares	–	4	th	4	th
Lipper Ranking - Class S Shares based on total returns for Multi-Cap Growth Funds	–	492/519		298/360

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

4 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or janus.com/info for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from January 2, 2003 to September 30, 2004. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 through the most recent period shown. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from January 2, 2003 to November 28, 2005. The performance shown for periods through December 31, 2004 reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for the period January 1, 2005 to December 31, 2005 reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from January 2, 2003 to September 30, 2004. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - January 2, 2003

Janus Adviser Series July 31, 2007 5

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,002.10	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$997.90	$7.83
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,000.04	$2.73
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$999.30	$6.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,000.70	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16

*Expenses are equal to the annualized expense ratio of 0.79% for Class A Shares, 1.58% for Class C Shares, 0.55% for Class I Shares, 1.36% for Class R Shares and 1.03% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

6 Janus Adviser Series July 31, 2007

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 98.0%
Advertising Agencies - 0.6%
409,600	Interpublic Group of Companies, Inc.*,#	$4,296,704
83,600	Omnicom Group, Inc.	4,336,332
		8,633,036
Advertising Sales - 0.2%
50,400	Lamar Advertising Co.	3,000,312
Aerospace and Defense - 1.4%
5,800	Armor Holdings, Inc.*	510,284
45,900	Boeing Co.	4,747,437
6,300	General Dynamics Corp.	494,928
126,900	Lockheed Martin Corp.	12,497,112
34,700	Raytheon Co.	1,920,992
7,100	Spirit Aerosystems Holdings, Inc.*	257,730
		20,428,483
Aerospace and Defense - Equipment - 0%
5,100	B.F. Goodrich Co.	320,841
9,500	BE Aerospace, Inc.*	385,320
		706,161
Agricultural Chemicals - 0.2%
4,800	Monsanto Co.	309,360
66,200	Mosaic Co.*	2,486,472
		2,795,832
Airlines - 0.1%
46,500	Delta Air Lines, Inc.*	828,630
33,100	Northwest Airlines Corp.*,#	576,933
13,100	UAL Corp.*,#	578,234
		1,983,797
Apparel Manufacturers - 1.8%
265,400	Coach, Inc.*	12,065,084
99,500	Hanesbrands, Inc.*,#	3,085,495
33,200	Phillips-Van Heusen Corp.	1,728,392
103,700	Polo Ralph Lauren Corp.	9,265,595
		26,144,566
Appliances - 0.1%
7,800	Whirlpool Corp.	796,458
Applications Software - 3.4%
79,400	Compuware Corp.*,#	740,802
4,600	Intuit, Inc.*	131,744
1,629,100	Microsoft Corp.	47,227,609
23,000	Salesforce.com, Inc.*	893,780
		48,993,935
Athletic Footwear - 0.7%
166,700	NIKE, Inc. - Class B	9,410,215
Audio and Video Products - 0.3%
40,300	Harman International Industries, Inc.	4,674,800
Automotive - Medium and Heavy Duty Trucks - 0.7%
121,300	PACCAR, Inc.	9,924,766
Automotive - Truck Parts and Equipment - Original - 0.1%
8,900	Autoliv, Inc.	497,777
9,400	Johnson Controls, Inc.#	1,063,610
		1,561,387
Batteries and Battery Systems - 0.5%
73,500	Energizer Holdings, Inc.*	7,416,150
Beverages - Non-Alcoholic - 1.3%
120,700	Coca-Cola Co.	6,289,677
185,400	PepsiCo, Inc.	12,165,948
		18,455,625

Shares or Principal Amount		Value
Brewery - 0.3%
80,500	Anheuser-Busch Companies, Inc.	$3,925,985
Broadcast Services and Programming - 1.2%
40,500	Clear Channel Communications, Inc.	1,494,450
163,800	Discovery Holding Co. - Class A*	3,885,336
300,200	Liberty Global, Inc. - Class A*	12,587,386
		17,967,172
Building Products - Air and Heating - 0%
3,000	American Standard Companies, Inc.	162,150
Building Products - Cement and Aggregate - 0.5%
49,500	Florida Rock Industries, Inc.	3,143,745
27,200	Martin Marietta Materials, Inc.	3,726,400
		6,870,145
Cable Television - 3.6%
189,200	Cablevision Systems New York Group - Class A*	6,733,628
422,800	Comcast Corp. - Class A*	11,106,956
980,600	DIRECTV Group, Inc.*	21,975,246
255,400	EchoStar Communications Corp. - Class A*	10,800,866
16,400	Time Warner Cable, Inc.*	626,808
		51,243,504
Casino Hotels - 1.7%
77,000	Harrah's Entertainment, Inc.	6,521,130
188,900	MGM Mirage*	13,810,479
40,400	Station Casinos, Inc.	3,495,812
10,800	Wynn Resorts, Ltd.#	1,042,848
		24,870,269
Casino Services - 0.2%
86,300	International Game Technology	3,048,116
Cellular Telecommunications - 0.4%
62,000	Leap Wireless International, Inc.*	5,480,800
10,600	MetroPCS Communications, Inc.*	388,172
		5,868,972
Chemicals - Diversified - 0.3%
106,800	Celanese Corp. - Class A	4,005,000
11,300	E.I. du Pont de Nemours and Co.	528,049
		4,533,049
Chemicals - Specialty - 1.3%
75,700	Albemarle Corp.	3,045,411
68,400	Cabot Corp.	2,761,992
71,500	Ecolab, Inc.	3,010,865
73,900	International Flavors & Fragrances, Inc.	3,703,129
5,600	Lubrizol Corp.	350,896
221,700	Nalco Holding Co.	5,107,968
27,300	Sigma-Aldrich Corp.	1,237,236
		19,217,497
Coatings and Paint Products - 0.4%
19,600	RPM International, Inc.	460,796
66,600	Sherwin-Williams Co.	4,641,354
		5,102,150
Commercial Banks - 0.3%
193,240	People's United Financial, Inc.	3,115,029
44,600	Synovus Financial Corp.	1,247,016
		4,362,045

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 7

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Commercial Services - 0.5%
30,300	Alliance Data Systems Corp.*	$2,327,040
32,100	Iron Mountain, Inc.*	859,959
82,000	Quanta Services, Inc.*,#	2,331,260
36,100	Weight Watchers International, Inc.	1,751,572
		7,269,831
Commercial Services - Finance - 0.3%
7,000	Equifax, Inc.	283,220
65,400	Moody's Corp.	3,518,520
		3,801,740
Computer Services - 1.0%
139,200	Ceridian Corp.*	4,718,880
15,800	Cognizant Technology Solutions Corp.*	1,279,484
30,700	DST Systems, Inc.*	2,329,209
27,300	Electronic Data Systems Corp.	736,827
72,600	FactSet Research Systems, Inc.	4,790,874
		13,855,274
Computers - 3.4%
110,000	Apple, Inc.*	14,493,600
382,500	Hewlett-Packard Co.	17,606,475
157,400	IBM Corp.#	17,416,310
		49,516,385
Computers - Integrated Systems - 0.1%
8,900	Diebold, Inc.	450,963
14,600	NCR Corp.*	762,412
		1,213,375
Computers - Memory Devices - 0.1%
58,000	EMC Corp.*	1,073,580
24,700	Seagate Technology (U.S. Shares)	580,697
		1,654,277
Computers - Peripheral Equipment - 0%
16,700	Lexmark International Group, Inc. - Class A*	660,318
Consulting Services - 0.4%
148,500	Accenture, Ltd. - Class A (U.S. Shares)	6,256,305
Consumer Products - Miscellaneous - 0.6%
14,500	Clorox Co.	876,670
18,900	Jarden Corp.*	682,857
86,400	Kimberly-Clark Corp.#	5,812,128
27,900	Scotts Miracle-Gro Co. - Class A	1,143,621
		8,515,276
Containers - Metal and Glass - 1.3%
62,300	Ball Corp.	3,194,121
267,600	Crown Holdings, Inc.*	6,572,256
231,800	Owens-Illinois, Inc.*	9,267,364
		19,033,741
Containers - Paper and Plastic - 0.4%
177,400	Pactiv Corp.*	5,607,614
29,500	Sealed Air Corp.	803,875
		6,411,489
Cosmetics and Toiletries - 3.4%
19,200	Alberto-Culver Co.	451,584
48,600	Avon Products, Inc.	1,750,086
210,200	Colgate-Palmolive Co.	13,873,200
73,600	Estee Lauder Companies, Inc. - Class A	3,313,472
481,634	Procter & Gamble Co.	29,793,879
		49,182,221

Shares or Principal Amount		Value
Cruise Lines - 0.1%
31,600	Carnival Corp. (U.S. Shares)	$1,400,196
Data Processing and Management - 2.2%
35,300	Automatic Data Processing, Inc.	1,638,626
21,100	Dun & Bradstreet Corp.#	2,062,736
24,900	Fidelity National Information Services, Inc.	1,235,787
114,400	First Data Corp.	3,636,776
42,100	Fiserv, Inc.*	2,080,582
110,900	MasterCard, Inc. - Class A#	17,832,720
111,200	SEI Investments Co.	3,031,312
		31,518,539
Diagnostic Equipment - 0.4%
147,900	Cytyc Corp.*	6,226,590
Diagnostic Kits - 0%
7,600	Dade Behring Holdings, Inc.	568,860
Distribution/Wholesale - 0%
7,900	CDW Corp.*	664,943
Diversified Operations - 2.0%
600	Brink's Co.	36,690
11,000	Cooper Industries, Ltd. - Class A	582,120
3,300	Eaton Corp.	320,694
684,500	General Electric Co.	26,531,220
19,600	Honeywell International, Inc.	1,127,196
		28,597,920
E-Commerce/Products - 0.5%
89,600	Amazon.com, Inc.*	7,037,184
E-Commerce/Services - 0.5%
75,300	eBay, Inc.*	2,439,720
97,100	Hlth Corp.*	1,229,286
89,100	IAC/InterActiveCorp*	2,560,734
73,300	Liberty Media Corp. - Interactive*	1,535,635
		7,765,375
Electric - Generation - 0.2%
125,000	AES Corp.*,#	2,456,250
Electric - Integrated - 2.4%
153,000	Allegheny Energy, Inc.*	7,991,190
105,700	CenterPoint Energy, Inc.	1,741,936
113,400	Constellation Energy Group, Inc.	9,502,920
101,400	Exelon Corp.	7,113,210
77,100	PPL Corp.	3,634,494
72,900	TXU Corp.	4,756,725
		34,740,475
Electric Products - Miscellaneous - 0.1%
22,000	Emerson Electric Co.	1,035,540
Electronic Components - Miscellaneous - 0.1%
45,500	Gentex Corp.	898,170
Electronic Components - Semiconductors - 0.3%
98,000	Intel Corp.	2,314,760
16,480	LSI Corp.*	118,656
32,500	MEMC Electronic Materials, Inc.*	1,992,900
6,900	NVIDIA Corp.*	315,744
		4,742,060
Electronic Design Automation - 0.1%
76,700	Synopsys, Inc.*	1,876,082
Electronic Forms - 0.1%
34,178	Adobe Systems, Inc.*	1,377,032

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Electronic Measuring Instruments - 0.1%
9,700	Garmin, Ltd. (U.S. Shares)#	$813,830
Electronic Parts Distributors - 0.4%
8,200	Arrow Electronics, Inc.*	313,404
143,300	Avnet, Inc.*	5,428,204
		5,741,608
Electronics - Military - 0%
3,100	L-3 Communications Holdings, Inc.	302,436
E-Marketing/Information - 0.1%
13,500	aQuantive, Inc.*	893,025
Energy - Alternate Sources - 0.1%
28,700	Covanta Holding Corp.*	650,916
6,200	First Solar, Inc.*	697,934
		1,348,850
Engineering - Research and Development Services - 0.3%
19,000	Foster Wheeler, Ltd.*	2,135,410
13,500	McDermott International, Inc.*	1,119,690
14,000	Shaw Group, Inc.*,#	745,080
		4,000,180
Engines - Internal Combustion - 0.2%
20,000	Cummins, Inc.	2,374,000
Enterprise Software/Services - 1.2%
249,900	BMC Software, Inc.*	7,177,128
26,400	CA, Inc.	662,112
526,844	Oracle Corp.*	10,073,257
		17,912,497
Entertainment Software - 0.3%
226,800	Activision, Inc.*	3,880,548
15,800	Electronic Arts, Inc.*	768,512
		4,649,060
Fiduciary Banks - 0.1%
2,600	Bank of New York Mellon Corp.	110,630
27,500	Northern Trust Corp.	1,717,650
900	State Street Corp.	60,327
		1,888,607
Filtration and Separations Products - 0.2%
67,200	Pall Corp.	2,790,144
Finance - Consumer Loans - 0.1%
25,300	First Marblehead Corp.#	833,888
Finance - Credit Card - 0%
27,950	Discover Financial Services*	644,248
Finance - Investment Bankers/Brokers - 1.1%
7,000	A.G. Edwards, Inc.	566,020
62,100	Goldman Sachs Group, Inc.	11,695,914
9,700	Lazard, Ltd.	359,191
22,000	Merrill Lynch & Company, Inc.	1,632,400
29,700	Morgan Stanley Co.	1,896,939
		16,150,464
Finance - Mortgage Loan Banker - 0%
8,400	Freddie Mac	481,068
Finance - Other Services - 2.5%
32,475	CME Group, Inc.#	17,942,438
105,700	IntercontinentalExchange, Inc.*	15,974,441
25,200	NYSE Euronext	1,940,904
		35,857,783

Shares or Principal Amount		Value
Food - Confectionary - 0.6%
155,700	Wm. Wrigley Jr. Co.	$8,980,776
Food - Diversified - 0.7%
8,200	Campbell Soup Co.	302,006
32,400	General Mills, Inc.	1,802,088
50,300	H.J. Heinz Co.	2,201,128
61,300	Kellogg Co.	3,175,953
72,900	McCormick & Company, Inc.	2,490,264
		9,971,439
Food - Retail - 0.3%
162,500	Kroger Co.	4,218,500
Food - Wholesale/Distribution - 0.1%
36,900	Sysco Corp.	1,176,372
Footwear and Related Apparel - 0.2%
39,800	Crocs, Inc.*,#	2,360,936
Hazardous Waste Disposal - 0.1%
33,400	Stericycle, Inc.*	1,601,196
Health Care Cost Containment - 0.1%
16,800	McKesson Corp.	970,368
Home Decoration Products - 0%
12,900	Newell Rubbermaid, Inc.	341,205
Hospital Beds and Equipment - 0.4%
23,900	Hillenbrand Industries, Inc.	1,506,656
62,600	Kinetic Concepts, Inc.*	3,848,648
		5,355,304
Hotels and Motels - 0.2%
20,500	Marriott International, Inc. - Class A	851,775
32,800	Orient-Express Hotel, Ltd. - Class A	1,523,560
		2,375,335
Human Resources - 0.3%
44,000	Hewitt Associates, Inc. - Class A*	1,316,480
39,000	Manpower, Inc.	3,082,950
		4,399,430
Independent Power Producer - 1.1%
31,300	Dynegy, Inc.*	278,883
161,900	Mirant Corp.*	6,124,677
262,300	NRG Energy, Inc.*,#	10,111,665
		16,515,225
Instruments - Controls - 0.5%
70,600	Mettler-Toledo International, Inc.*	6,718,296
Instruments - Scientific - 0.7%
10,200	Applera Corp. - Applied Biosystems Group	318,444
28,300	PerkinElmer, Inc.	787,589
85,500	Thermo Electron Corp.*	4,463,955
73,100	Waters Corp.*	4,258,806
		9,828,794
Insurance Brokers - 0.1%
37,800	Arthur J. Gallagher & Co.#	1,042,524
Internet Infrastructure Software - 0.2%
75,600	Akamai Technologies, Inc.*	2,567,376
Internet Security - 0.7%
160,100	McAfee, Inc.*	5,741,186
247,900	Symantec Corp.*	4,759,680
		10,500,866

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 9

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Investment Management and Advisory Services - 0.9%
130,100	Eaton Vance Corp.	$5,445,986
52,600	Franklin Resources, Inc.	6,699,662
500	Nuveen Investments - Class A	30,570
10,400	T. Rowe Price Group, Inc.	542,152
		12,718,370
Life and Health Insurance - 0.5%
15,100	AFLAC, Inc.	787,012
100,800	CIGNA Corp.	5,205,312
6,300	Prudential Financial, Inc.	558,369
		6,550,693
Machine Tools and Related Products - 0%
4,200	Kennametal, Inc.	321,972
Machinery - Construction and Mining - 0.3%
47,700	Terex Corp.*	4,114,125
Machinery - Farm - 0.1%
18,100	AGCO Corp.*	695,583
2,400	Deere & Co.	289,008
		984,591
Medical - Biomedical and Genetic - 0.7%
9,276	Amgen, Inc.*	498,492
118,300	Celgene Corp.*	7,164,248
18,100	Charles River Laboratories International, Inc.*	926,358
3,300	Genzyme Corp.*	208,131
6,700	Millennium Pharmaceuticals, Inc.*	67,603
25,700	PDL BioPharma, Inc.*,#	603,693
		9,468,525
Medical - Drugs - 4.9%
255,800	Abbott Laboratories	12,966,502
101,666	Allergan, Inc.#	5,909,845
81,800	Bristol-Myers Squibb Co.	2,323,938
4,200	Cephalon, Inc.*	315,588
98,900	Forest Laboratories, Inc.*	3,975,780
591,000	Merck & Company, Inc.	29,343,149
532,400	Schering-Plough Corp.	15,194,696
26,800	Wyeth	1,300,336
		71,329,834
Medical - Generic Drugs - 0%
11,300	Watson Pharmaceuticals, Inc.*	343,746
Medical - HMO - 1.2%
23,900	Aetna, Inc.	1,148,873
82,200	Health Net, Inc.*	4,072,188
24,800	Humana, Inc.*	1,589,432
86,360	UnitedHealth Group, Inc.	4,182,415
61,100	WellCare Health Plans, Inc.*	6,186,986
3,116	WellPoint, Inc.*	234,074
		17,413,968
Medical - Nursing Homes - 0.3%
58,600	Manor Care, Inc.	3,712,310
Medical Information Systems - 0.1%
31,400	Cerner Corp.*,#	1,660,118
Medical Instruments - 0.2%
30,300	Medtronic, Inc.	1,535,301
31,800	St. Jude Medical, Inc.*	1,371,852
		2,907,153

Shares or Principal Amount		Value
Medical Labs and Testing Services - 0.4%
80,900	Laboratory Corporation of America Holdings*	$5,974,465
Medical Products - 4.4%
329,000	Baxter International, Inc.	17,305,400
40,800	Becton, Dickinson and Co.	3,115,488
226,600	Biomet, Inc.*,#	10,317,098
146,600	Johnson & Johnson	8,869,300
229,800	Stryker Corp.	14,346,414
124,400	Zimmer Holdings, Inc.*	9,673,344
		63,627,044
Metal - Copper - 0.3%
34,600	Southern Copper Corp.#	3,899,766
Metal - Iron - 0.2%
45,000	Cleveland-Cliffs, Inc.#	3,117,150
Metal Processors and Fabricators - 1.2%
121,100	Precision Castparts Corp.	16,597,966
Motion Pictures and Services - 0%
9,400	DreamWorks Animation SKG, Inc. - Class A*	291,400
Motorcycle and Motor Scooter Manufacturing - 0.6%
155,000	Harley-Davidson, Inc.#	8,884,600
Multi-Line Insurance - 0.4%
75,100	American International Group, Inc.	4,819,918
4,100	XL Capital, Ltd. - Class A (U.S. Shares)	319,226
		5,139,144
Multimedia - 2.0%
128,000	McGraw-Hill Companies, Inc.	7,744,000
43,500	Meredith Corp.	2,457,315
470,100	News Corporation, Inc. - Class A	9,928,512
310,100	Time Warner, Inc.	5,972,526
71,490	Walt Disney Co.#	2,359,170
		28,461,523
Networking Products - 1.3%
579,900	Cisco Systems, Inc.*,#	16,764,909
52,100	Juniper Networks, Inc.*,#	1,560,916
		18,325,825
Office Automation and Equipment - 0.2%
51,600	Pitney Bowes, Inc.	2,378,760
Oil - Field Services - 1.7%
53,400	Global Industries, Ltd.*	1,383,060
228,800	Schlumberger, Ltd. (U.S. Shares)#	21,671,936
35,300	Weatherford International, Ltd.*	1,953,149
		25,008,145
Oil and Gas Drilling - 0.7%
37,800	Global Santa Fe Corp. (U.S. Shares)	2,710,638
36,500	Nabors Industries, Ltd.*	1,067,260
14,100	Noble Corp. (U.S. Shares)	1,444,686
41,200	Transocean, Inc. (U.S. Shares)*,#	4,426,940
		9,649,524
Oil Companies - Exploration and Production - 0.4%
19,000	Cabot Oil & Gas Corp.	649,800
40,300	Chesapeake Energy Corp.	1,371,812
14,800	Range Resources Corp.	549,672
18,700	Southwestern Energy Co.*	759,781
44,200	XTO Energy, Inc.	2,410,226
		5,741,291

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Oil Companies - Integrated - 0.7%
121,000	Exxon Mobil Corp.	$10,300,730
Oil Field Machinery and Equipment - 0.5%
40,100	Cameron International Corp.*,#	3,127,800
55,700	Dresser-Rand Group, Inc.*	2,066,470
17,500	National-Oilwell Varco, Inc.*	2,101,925
		7,296,195
Oil Refining and Marketing - 1.1%
71,400	Holly Corp.	4,811,646
116,000	Tesoro Corp.#	5,776,800
64,000	Valero Energy Corp.	4,288,640
6,100	Western Refining, Inc.#	338,550
		15,215,636
Optical Supplies - 0.1%
11,200	Bausch & Lomb, Inc.	716,016
Paper and Related Products - 0.2%
267,900	Domtar Corp. (U.S. Shares)*	2,547,729
Pharmacy Services - 0.3%
60,583	Medco Health Solutions, Inc.*	4,923,580
Pipelines - 0.9%
199,000	Equitable Resources, Inc.	9,374,890
41,100	Questar Corp.	2,116,239
37,600	Williams Companies, Inc.	1,212,600
		12,703,729
Private Corrections - 0.3%
126,500	Corrections Corporation of America*	3,649,525
Property and Casualty Insurance - 0.1%
37,600	Philadelphia Consolidated Holding Corp.*	1,358,864
Publishing - Books - 0.1%
33,600	John Wiley & Sons, Inc. - Class A	1,420,944
Publishing - Newspapers - 0.1%
28,800	Dow Jones & Company, Inc.#	1,652,544
Quarrying - 0.4%
60,600	Vulcan Materials Co.	5,800,632
Racetracks - 0%
5,100	Penn National Gaming, Inc.*	293,250
Real Estate Management/Services - 0%
19,600	CB Richard Ellis Group, Inc.*	684,432
Real Estate Operating/Development - 0.5%
127,800	Forest City Enterprises, Inc. - Class A#	6,953,598
5,900	St. Joe Co.#	239,186
		7,192,784
Reinsurance - 0%
5,000	Transatlantic Holdings, Inc.	365,750
REIT - Apartments - 0%
2,900	Essex Property Trust, Inc.	311,982
REIT - Diversified - 0%
19,200	Duke Realty Corp.	627,648
REIT - Health Care - 0.1%
59,800	Ventas, Inc.	1,950,676
REIT - Regional Malls - 0.7%
59,800	General Growth Properties, Inc.#	2,869,204
40,400	Macerich Co.	2,955,260
24,600	Simon Property Group, Inc.	2,128,638
47,600	Taubman Centers, Inc.	2,289,084
		10,242,186

Shares or Principal Amount		Value
REIT - Shopping Centers - 0.2%
17,400	Federal Realty Investment Trust	$1,307,436
30,000	Weingarten Realty Investors	1,098,300
		2,405,736
REIT - Storage - 0%
3,858	Public Storage	270,407
REIT - Warehouse and Industrial - 0.1%
22,800	ProLogis	1,297,320
Rental Auto/Equipment - 0%
9,500	Hertz Global Holdings, Inc.*	212,705
Respiratory Products - 0.1%
40,300	Respironics, Inc.*	1,843,725
Retail - Apparel and Shoe - 0.7%
17,200	Abercrombie & Fitch Co. - Class A	1,202,280
152,600	American Eagle Outfitters, Inc.	3,702,076
57,400	Nordstrom, Inc.	2,731,092
114,800	Urban Outfitters, Inc.*	2,302,888
		9,938,336
Retail - Auto Parts - 0.7%
10,800	Advance Auto Parts, Inc.	375,516
78,300	AutoZone, Inc.*	9,929,223
		10,304,739
Retail - Automobile - 0.3%
209,300	CarMax, Inc.*,#	5,008,549
Retail - Bedding - 0%
700	Bed Bath & Beyond, Inc.*,#	24,248
Retail - Computer Equipment - 0.6%
212,100	GameStop Corp. - Class A*	8,558,235
Retail - Consumer Electronics - 0.4%
231,800	RadioShack Corp.	5,825,134
Retail - Discount - 0.8%
100,900	Big Lots, Inc.*,#	2,609,274
66,900	Dollar Tree Stores, Inc.*,#	2,559,594
8,100	Family Dollar Stores, Inc.	239,922
84,600	Target Corp.	5,124,222
45,900	TJX Companies, Inc.	1,273,725
		11,806,737
Retail - Drug Store - 0%
11,046	CVS/Caremark Corp.	388,709
Retail - Jewelry - 0.3%
104,400	Tiffany & Co.	5,037,300
Retail - Major Department Stores - 0.2%
6,600	J.C. Penney Company, Inc.#	449,064
122,300	Saks, Inc.	2,263,773
		2,712,837
Retail - Office Supplies - 0%
9,200	OfficeMax, Inc.	302,496
Retail - Regional Department Stores - 0.8%
186,100	Kohl's Corp.*,#	11,314,880
Retail - Restaurants - 0.5%
80,100	Brinker International, Inc.	2,157,894
62,300	McDonald's Corp.	2,982,301
41,059	Tim Hortons, Inc.	1,267,491
8,800	Wendy's International, Inc.	308,264
13,800	Yum! Brands, Inc.	442,152
		7,158,102

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 11

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Retail - Sporting Goods - 0%
11,800	Dick's Sporting Goods, Inc.*	$663,514
Rubber - Tires - 0.9%
434,700	Goodyear Tire & Rubber Co.*	12,484,584
Schools - 0.6%
36,200	Career Education Corp.*	1,074,416
46,600	ITT Educational Services, Inc.*	4,923,756
44,900	Laureate Education, Inc.*,#	2,768,534
		8,766,706
Semiconductor Components/Integrated Circuits - 0.1%
47,800	Marvell Technology Group, Ltd.*	860,400
Semiconductor Equipment - 0.2%
15,000	KLA-Tencor Corp.	851,850
35,200	Novellus Systems, Inc.*,#	1,003,904
36,700	Varian Semiconductor Equipment Associates, Inc.*	1,724,900
		3,580,654
Soap and Cleaning Preparations - 0.4%
117,100	Church & Dwight Company, Inc.	5,744,926
Steel - Producers - 0.5%
103,100	AK Steel Holding Corp.*,#	4,120,907
22,700	Chapparal Steel Co.	1,907,708
13,000	Nucor Corp.	652,600
8,100	Steel Dynamics, Inc.	339,633
		7,020,848
Steel - Specialty - 0.6%
81,900	Allegheny Technologies, Inc.	8,593,767
Telecommunication Equipment - 0.1%
33,400	Avaya, Inc.*	552,436
6,100	CommScope, Inc.*	332,023
		884,459
Telecommunication Services - 0.1%
29,100	Amdocs, Ltd. (U.S. Shares)*	1,053,129
Telephone - Integrated - 0.6%
165,100	Citizens Communications Co.	2,382,393
89,700	Telephone and Data Systems, Inc.	5,956,080
49,900	Windstream Corp.	686,624
		9,025,097
Television - 0.1%
15,500	Central European Media Enterprises, Ltd.*	1,433,440
Textile - Apparel - 0.2%
54,000	Guess?, Inc.	2,564,460
Therapeutics - 0.3%
108,200	Gilead Sciences, Inc.*	4,028,286
16,800	Warner Chilcott, Ltd.*	302,400
		4,330,686
Tobacco - 1.3%
125,500	Altria Group, Inc.	8,341,985
48,600	Loews Corp. - Carolina Group	3,683,394
117,100	UST, Inc.	6,270,705
		18,296,084
Toys - 0.4%
56,800	Hasbro, Inc.	1,591,536
182,800	Mattel, Inc.	4,187,948
		5,779,484
Transactional Software - 0%
7,800	VeriFone Holdings, Inc.*,#	283,998

Shares or Principal Amount		Value
Transportation - Marine - 0%
9,000	Frontline, Ltd.	$414,360
Transportation - Railroad - 0%
6,000	Kansas City Southern*	207,060
Transportation - Services - 0%
19,000	UTi Worldwide, Inc. (U.S. Shares)	477,470
Veterinary Diagnostics - 0.1%
22,000	VCA Antech, Inc.*	865,480
Vitamins and Nutrition Products - 0.2%
9,700	Herbalife, Ltd.	397,506
43,800	NBTY, Inc.*	1,907,052
		2,304,558
Web Portals/Internet Service Providers - 1.1%
31,100	Google, Inc. - Class A*	15,861,000
Wire and Cable Products - 0%
5,100	General Cable Corp.*	405,450
Wireless Equipment - 0.3%
76,429	American Tower Corp. - Class A*	3,184,032
5,800	Crown Castle International Corp.*	210,250
8,600	QUALCOMM, Inc.	358,190
		3,752,472
Total Common Stock (cost $1,338,621,013)		1,413,918,776
Money Markets - 2.6%
18,927,813	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	18,927,813
18,559,450	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	18,559,450
Total Money Markets (cost $37,487,263)		37,487,263
Other Securities - 8.4%
121,614,970	Allianz Dresdner Daily Asset Fund† (cost $121,614,970)	121,614,970
Short-Term U.S. Treasury Bill - 0.1%
$2,000,000	U.S. Treasury Bill 0%, due 9/27/07** (amortized cost $1,985,608)	1,985,608
Total Investments (total cost $1,499,708,854) – 109.1%		1,575,006,617
Liabilities, net of Cash, Receivables and Other Assets – (9.1)%		(131,670,988)
Net Assets – 100%		$1,443,335,629

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$12,242,794	0.8%
Canada	2,547,729	0.2%
Cayman Islands	10,296,017	0.6%
Netherlands	21,671,936	1.4%
Panama	1,400,196	0.1%
United Kingdom	1,530,599	0.1%
United States††	1,525,317,346	96.8%
Total	$1,575,006,617	100.0%

†† Includes Short-Term Securities and Other Securities (86.6% excluding Short-Term Securities and Other Securities).

Financial Futures – Long

298 Contracts	S&P 500® (Emini) expires September 2007, principal amount $22,707,973, value $21,782,310 cumulative depreciation	$(925,663)

See Notes to Schedules of Investments and Financial Statements.
12 Janus Adviser Series July 31, 2007

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the 12 months ended July 31, 2007, Janus Adviser INTECH Risk-Managed Core Fund returned 10.33% for its Class S Shares. This compares to a 16.13% return posted by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce, over time, returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Core Fund.

Janus Adviser Series July 31, 2007 13

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Janus Adviser INTECH Risk-Managed Core Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

AT&T, Inc. Telephone - Integrated	4.2%
Exxon Mobil Corp. Oil Companies - Integrated	2.5%
Merck & Company, Inc. Medical - Drugs	2.3%
FPL Group, Inc. Electric - Integrated	1.7%
Procter & Gamble Co. Cosmetics and Toiletries	1.7%
12.4%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

14 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007						Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser INTECH Risk-Managed Core Fund - Class A Shares						1.24%	0.85%(a)
NAV	1.11%	10.73%		14.06%
MOP	(4.69)%	4.43%		12.59%
Janus Adviser INTECH Risk-Managed Core Fund - Class C Shares						1.99%	1.60%(a)
NAV	0.63%	9.70%		13.54%
CDSC	(0.37)%	8.68%
Janus Adviser INTECH Risk-Managed Core Fund - Class I Shares	1.18%	10.86%		14.00%		0.84%	0.60%(b)
Janus Adviser INTECH Risk-Managed Core Fund - Class R Shares	0.84%	10.03%		13.47%		1.78%	1.35%(c)
Janus Adviser INTECH Risk-Managed Core Fund - Class S Shares	0.97%	10.33%		14.15%		1.50%	1.10%(c)
S&P 500® Index	3.64%	16.13%		12.85%
Lipper Quartile - Class S Shares	–	4	th	2	nd
Lipper Ranking - Class S Shares based on total returns for Multi-Cap Core Funds	–	799/856		197/514

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 15

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or janus.com/info for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from January 2, 2003 to September 30, 2004. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 through the most recent period shown. The performance shown reflects the fees and expenses of Class C Shares without, the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from January 2, 2003 to November 28, 2005. The performance shown reflects the Total Annual Fund Operating Expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from January 2, 2003 to September 30, 2004. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - January 2, 2003

16 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$984.50	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$980.70	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$985.80	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$982.30	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$983.80	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36

*Expenses are equal to the annualized expense ratio of 0.85% for Class A Shares, 1.60% for Class C Shares, 0.58% for Class I Shares, 1.30% for Class R Shares and 1.07% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 17

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 99.5%
Advertising Agencies - 0.8%
69,500	Interpublic Group of Companies, Inc.*,#	$729,055
15,100	Omnicom Group, Inc.	783,237
		1,512,292
Aerospace and Defense - 3.4%
9,600	Boeing Co.	992,928
18,900	General Dynamics Corp.	1,484,784
29,900	Lockheed Martin Corp.	2,944,552
300	Northrop Grumman Corp.	22,830
18,700	Raytheon Co.	1,035,232
1,400	Rockwell Collins, Inc.	96,180
		6,576,506
Aerospace and Defense - Equipment - 0.1%
2,400	B.F. Goodrich Co.	150,984
Agricultural Chemicals - 0.2%
5,700	Monsanto Co.	367,365
Apparel Manufacturers - 1.8%
35,100	Coach, Inc.*	1,595,646
8,600	Polo Ralph Lauren Corp.	768,410
12,700	VF Corp.	1,089,533
		3,453,589
Applications Software - 1.0%
23,800	Compuware Corp.*,#	222,054
500	Intuit, Inc.*	14,320
57,700	Microsoft Corp.	1,672,723
		1,909,097
Athletic Footwear - 0.5%
18,500	NIKE, Inc. - Class B	1,044,325
Audio and Video Products - 0.3%
4,500	Harman International Industries, Inc.	522,000
Automotive - Cars and Light Trucks - 0.2%
10,100	General Motors Corp.#	327,240
Automotive - Medium and Heavy Duty Trucks - 0.8%
19,900	PACCAR, Inc.	1,628,218
Automotive - Truck Parts and Equipment - Original - 0.5%
8,600	Johnson Controls, Inc.#	973,090
Beverages - Non-Alcoholic - 0.8%
8,300	Coca-Cola Co.	432,513
17,700	PepsiCo, Inc.	1,161,474
		1,593,987
Brewery - 0.3%
1,500	Anheuser-Busch Companies, Inc.	73,155
6,600	Molson Coors Brewing Co. - Class B	587,004
		660,159
Broadcast Services and Programming - 0.4%
21,700	Clear Channel Communications, Inc.	800,730
Building Products - Air and Heating - 0%
1,600	American Standard Companies, Inc.	86,480
Cable Television - 2.4%
86,200	Comcast Corp. - Class A*	2,264,474
104,800	DIRECTV Group, Inc.*	2,348,568
		4,613,042
Casino Hotels - 0.6%
13,500	Harrah's Entertainment, Inc.	1,143,315
Casino Services - 0.2%
9,300	International Game Technology	328,476

Shares or Principal Amount		Value
Chemicals - Diversified - 0.2%
7,400	Dow Chemical Co.	$321,752
700	E.I. du Pont de Nemours and Co.	32,711
		354,463
Chemicals - Specialty - 0.3%
3,100	Ecolab, Inc.	130,541
300	Hercules, Inc.*	6,228
8,000	International Flavors & Fragrances, Inc.	400,880
1,800	Sigma-Aldrich Corp.	81,576
		619,225
Coatings and Paint Products - 0.3%
9,300	Sherwin-Williams Co.	648,117
Commercial Banks - 0.4%
11,300	Compass Bancshares, Inc.	782,864
Commercial Services - 0.2%
19,600	Convergys Corp.*	373,380
Commercial Services - Finance - 0%
1,900	Equifax, Inc.	76,874
100	Moody's Corp.	5,380
		82,254
Computer Services - 0.1%
2,800	Cognizant Technology Solutions Corp.*	226,744
Computers - 2.8%
14,000	Apple, Inc.*	1,844,640
52,700	Hewlett-Packard Co.	2,425,781
9,500	IBM Corp.	1,051,175
		5,321,596
Computers - Integrated Systems - 0.3%
10,100	NCR Corp.*	527,422
Computers - Memory Devices - 0.1%
14,700	EMC Corp.*	272,097
Computers - Peripheral Equipment - 0%
100	Lexmark International Group, Inc. - Class A*	3,954
Consumer Products - Miscellaneous - 0.2%
4,300	Kimberly-Clark Corp.	289,261
Containers - Metal and Glass - 0.2%
8,200	Ball Corp.	420,414
Containers - Paper and Plastic - 0.3%
16,800	Pactiv Corp.*	531,048
1,400	Sealed Air Corp.	38,150
		569,198
Cosmetics and Toiletries - 3.4%
13,600	Avon Products, Inc.	489,736
36,200	Colgate-Palmolive Co.	2,389,200
8,400	Estee Lauder Companies, Inc. - Class A	378,168
52,788	Procter & Gamble Co.	3,265,466
		6,522,570
Cruise Lines - 0.1%
4,400	Carnival Corp. (U.S. Shares)	194,964
Data Processing and Management - 0.7%
500	Automatic Data Processing, Inc.	23,210
9,300	Fidelity National Information Services, Inc.	461,559
27,800	First Data Corp.	883,762
1,100	Fiserv, Inc.*	54,362
		1,422,893

See Notes to Schedules of Investments and Financial Statements.
18 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Disposable Medical Products - 0%
600	C.R. Bard, Inc.	$47,082
Diversified Operations - 1.6%
70,900	General Electric Co.	2,748,084
5,000	Honeywell International, Inc.	287,550
		3,035,634
E-Commerce/Products - 0.6%
15,800	Amazon.com, Inc.*	1,240,932
E-Commerce/Services - 0.5%
1,400	eBay, Inc.*	45,360
34,100	IAC/InterActiveCorp*	980,034
		1,025,394
Electric - Generation - 0.3%
33,200	AES Corp.*	652,380
Electric - Integrated - 11.5%
19,300	Allegheny Energy, Inc.*	1,008,039
48,200	American Electric Power Company, Inc.	2,096,218
51,200	CenterPoint Energy, Inc.	843,776
33,700	CMS Energy Corp.	544,592
1,100	Consolidated Edison, Inc.	48,048
27,000	Constellation Energy Group, Inc.	2,262,600
1,600	Dominion Resources, Inc.	134,752
6,500	DTE Energy Co.	301,470
1,600	Duke Energy Corp.	27,248
12,000	Edison International	634,680
28,300	Entergy Corp.	2,828,868
9,600	Exelon Corp.	673,440
34,600	FirstEnergy Corp.	2,101,950
58,500	FPL Group, Inc.	3,377,204
1,477	Integrys Energy Group, Inc.	73,097
28,600	PG&E Corp.	1,224,366
7,900	Pinnacle West Capital Corp.	296,092
24,900	PPL Corp.	1,173,786
900	Progress Energy, Inc.	39,294
4,700	Public Service Enterprise Group, Inc.	404,905
2,500	Southern Co.	84,100
3,500	TECO Energy, Inc.	56,490
13,400	TXU Corp.	874,350
55,200	Xcel Energy, Inc.	1,120,560
		22,229,925
Electronic Components - Semiconductors - 0.4%
9,200	MEMC Electronic Materials, Inc.*	564,144
3,100	NVIDIA Corp.*	141,856
		706,000
Electronic Forms - 0.1%
4,300	Adobe Systems, Inc.*	173,247
Electronics - Military - 0%
900	L-3 Communications Holdings, Inc.	87,804
Engines - Internal Combustion - 0.3%
4,400	Cummins, Inc.	522,280
Enterprise Software/Services - 1.2%
19,700	BMC Software, Inc.*	565,784
95,435	Oracle Corp.*	1,824,717
		2,390,501
Entertainment Software - 0%
800	Electronic Arts, Inc.*	38,912

Shares or Principal Amount		Value
Fiduciary Banks - 0.2%
9,792	Bank of New York Mellon Corporation	$416,650
300	Northern Trust Corp.	18,738
		435,388
Filtration and Separations Products - 0.4%
17,100	Pall Corp.	709,992
Finance - Credit Card - 0%
2,200	Discover Financial Services*	50,710
Finance - Investment Bankers/Brokers - 2.5%
25,700	Citigroup, Inc.	1,196,849
12,300	Goldman Sachs Group, Inc.	2,316,582
16,700	JP Morgan Chase & Co.	734,967
1,800	Merrill Lynch & Company, Inc.	133,560
6,700	Morgan Stanley Co.	427,929
		4,809,887
Finance - Other Services - 0.3%
1,100	CME Group, Inc.	607,750
Financial Guarantee Insurance - 0.1%
800	Ambac Financial Group, Inc.	53,720
1,900	MBIA, Inc.	106,590
		160,310
Food - Confectionary - 0.3%
10,900	Wm. Wrigley Jr. Co.	628,712
Food - Dairy Products - 0.2%
13,500	Dean Foods Co.	388,395
Food - Diversified - 1.4%
2,900	Campbell Soup Co.	106,807
23,400	ConAgra Foods, Inc.	593,190
15,400	General Mills, Inc.	856,548
22,800	H.J. Heinz Co.	997,728
2,100	Kellogg Co.	108,801
3,000	McCormick & Company, Inc.	102,480
		2,765,554
Food - Meat Products - 0.4%
38,600	Tyson Foods, Inc. - Class A	822,180
Food - Retail - 2.0%
75,600	Kroger Co.	1,962,576
62,700	Safeway, Inc.	1,998,249
		3,960,825
Food - Wholesale/Distribution - 0.7%
33,300	Supervalu, Inc.	1,387,611
1,200	Sysco Corp.	38,256
		1,425,867
Forestry - 0.4%
10,800	Weyerhaeuser Co.	769,392
Gas - Distribution - 0.7%
800	KeySpan Corp.	33,240
1,500	Nicor, Inc.	59,115
3,900	NiSource, Inc.	74,373
21,000	Sempra Energy Co.	1,107,120
		1,273,848
Home Decoration Products - 0.1%
9,000	Newell Rubbermaid, Inc.	238,050
Hotels and Motels - 0.4%
6,000	Hilton Hotels Corp.	265,260
11,900	Marriott International, Inc. - Class A	494,445
		759,705

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 19

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Independent Power Producer - 0.3%
60,200	Dynegy, Inc.*	$536,382
Instruments - Scientific - 1.4%
300	Applera Corp. - Applied Biosystems Group	9,366
4,300	PerkinElmer, Inc.	119,669
34,800	Thermo Electron Corp.*	1,816,908
14,000	Waters Corp.*	815,640
		2,761,583
Insurance Brokers - 0%
1,400	Marsh & McLennan Companies, Inc.	38,570
Internet Infrastructure Software - 0%
2,500	Akamai Technologies, Inc.*	84,900
Internet Security - 0.1%
9,900	Symantec Corp.*	190,080
1,800	VeriSign, Inc.*	53,442
		243,522
Investment Companies - 0.1%
2,500	American Capital Strategies, Ltd.	94,925
Investment Management and Advisory Services - 0.6%
6,300	Ameriprise Financial, Inc.	379,701
6,100	Franklin Resources, Inc.	776,957
1,100	T. Rowe Price Group, Inc.	57,343
		1,214,001
Life and Health Insurance - 1.7%
31,600	CIGNA Corp.	1,631,824
6,516	Lincoln National Corp.	393,045
3,100	Principal Financial Group, Inc.	174,809
3,600	Prudential Financial, Inc.	319,068
1,100	Torchmark Corp.	67,694
25,400	UnumProvident Corp.	617,220
		3,203,660
Machinery - Construction and Mining - 0.5%
10,500	Terex Corp.*	905,625
Machinery - Farm - 0.2%
3,900	Deere & Co.	469,638
Medical - Biomedical and Genetic - 0.5%
15,300	Celgene Corp.*	926,568
Medical - Drugs - 4.3%
24,200	Abbott Laboratories	1,226,698
5,200	Allergan, Inc.#	302,276
7,700	Bristol-Myers Squibb Co.	218,757
10,600	Forest Laboratories, Inc.*	426,120
8,000	King Pharmaceuticals, Inc.*	136,080
91,500	Merck & Company, Inc.	4,542,975
4,800	Pfizer, Inc.	112,848
45,300	Schering-Plough Corp.	1,292,862
2,300	Wyeth	111,596
		8,370,212
Medical - Generic Drugs - 0%
2,700	Watson Pharmaceuticals, Inc.*	82,134
Medical - HMO - 0.3%
5,600	Aetna, Inc.	269,192
2,400	Humana, Inc.*	153,816
1,900	UnitedHealth Group, Inc.	92,017
		515,025

Shares or Principal Amount		Value
Medical - Nursing Homes - 0.3%
9,200	Manor Care, Inc.	$582,820
Medical - Wholesale Drug Distributors - 0.1%
5,900	AmerisourceBergen Corp.	277,949
Medical Instruments - 0%
1,300	St. Jude Medical, Inc.*	56,082
Medical Labs and Testing Services - 0.3%
7,600	Laboratory Corporation of America Holdings*,#	561,260
Medical Products - 3.1%
36,800	Baxter International, Inc.	1,935,680
3,700	Becton, Dickinson and Co.	282,532
12,000	Johnson & Johnson	726,000
29,900	Stryker Corp.	1,866,657
15,300	Zimmer Holdings, Inc.*	1,189,728
		6,000,597
Metal - Diversified - 0.2%
3,921	Freeport-McMoRan Copper & Gold, Inc. - Class B	368,496
Metal Processors and Fabricators - 0.8%
11,700	Precision Castparts Corp.	1,603,602
Motorcycle and Motor Scooter Manufacturing - 0.4%
12,000	Harley-Davidson, Inc.#	687,840
Multi-Line Insurance - 2.2%
300	Allstate Corp.	15,945
12,600	American International Group, Inc.	808,668
500	Assurant, Inc.	25,360
60,800	Loews Corp.	2,881,920
8,300	MetLife, Inc.	499,826
1,300	XL Capital, Ltd. - Class A (U.S. Shares)	101,218
		4,332,937
Multimedia - 2.4%
13,000	McGraw-Hill Companies, Inc.	786,500
3,200	Meredith Corp.	180,768
92,300	News Corporation, Inc. - Class A	1,949,376
32,500	Time Warner, Inc.	625,950
32,300	Walt Disney Co.	1,065,900
		4,608,494
Networking Products - 1.4%
72,900	Cisco Systems, Inc.*	2,107,539
16,800	Juniper Networks, Inc.*	503,328
		2,610,867
Office Automation and Equipment - 0.1%
6,200	Xerox Corp.*	108,252
Oil - Field Services - 0.1%
2,500	Schlumberger, Ltd. (U.S. Shares)	236,800
Oil Companies - Exploration and Production - 0.2%
1,000	Devon Energy Corp.	74,610
5,000	XTO Energy, Inc.	272,650
		347,260
Oil Companies - Integrated - 3.6%
16,097	Chevron Corp.	1,372,430
600	ConocoPhillips	48,504
55,900	Exxon Mobil Corp.	4,758,767
15,340	Marathon Oil Corp.	846,768
		7,026,469

See Notes to Schedules of Investments and Financial Statements.
20 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Oil Field Machinery and Equipment - 0.2%
3,400	National-Oilwell Varco, Inc.*	$408,374
Optical Supplies - 0.1%
4,300	Bausch & Lomb, Inc.	274,899
Paper and Related Products - 0.5%
2,000	MeadWestvaco Corp.	65,080
14,300	Temple-Inland, Inc.	831,259
		896,339
Pharmacy Services - 0.5%
11,313	Medco Health Solutions, Inc.*	919,408
Pipelines - 0.1%
1,000	Questar Corp.	51,490
1,900	Williams Companies, Inc.	61,275
		112,765
Printing - Commercial - 0.2%
7,000	R.R. Donnelley & Sons Co.	295,820
Property and Casualty Insurance - 0.3%
400	Chubb Corp.	20,164
4,400	SAFECO Corp.	257,268
7,400	Travelers Companies, Inc.	375,772
		653,204
Publishing - Newspapers - 0.1%
3,600	Dow Jones & Company, Inc.#	206,568
Quarrying - 0.6%
11,500	Vulcan Materials Co.	1,100,780
Real Estate Management/Services - 0.1%
4,900	CB Richard Ellis Group, Inc.*	171,108
REIT - Apartments - 0.3%
4,300	Apartment Investment & Management Co. - Class A	181,675
4,400	Archstone-Smith Trust, Inc.	252,604
100	Avalonbay Communities, Inc.	10,797
1,700	Equity Residential Properties Trust	67,677
		512,753
REIT - Diversified - 0.4%
7,800	Vornado Realty Trust#	834,834
REIT - Hotels - 0%
2,000	Host Marriott Corp.	42,240
REIT - Office Property - 0.8%
16,200	Boston Properties, Inc.	1,530,738
REIT - Regional Malls - 0.3%
6,600	General Growth Properties, Inc.	316,668
3,500	Simon Property Group, Inc.	302,855
		619,523
REIT - Shopping Centers - 0.2%
700	Developers Diversified Realty Corp.	33,600
9,100	Kimco Realty Corp.	339,703
		373,303
REIT - Storage - 0%
800	Public Storage	56,072
REIT - Warehouse and Industrial - 0.1%
1,700	ProLogis	96,730
Retail - Apparel and Shoe - 0.5%
2,400	Abercrombie & Fitch Co. - Class A	167,760
14,800	Nordstrom, Inc.	704,184
		871,944

Shares or Principal Amount		Value
Retail - Auto Parts - 0.5%
7,300	AutoZone, Inc.*	$925,713
Retail - Consumer Electronics - 0.3%
25,300	RadioShack Corp.	635,789
Retail - Discount - 0.4%
17,700	Big Lots, Inc.*	457,722
3,900	Family Dollar Stores, Inc.	115,518
2,400	Target Corp.	145,368
3,900	TJX Companies, Inc.	108,225
		826,833
Retail - Drug Store - 0%
1,754	CVS/Caremark Corp.	61,723
Retail - Jewelry - 0.4%
15,400	Tiffany & Co.	743,050
Retail - Major Department Stores - 1.0%
15,700	J.C. Penney Company, Inc.#	1,068,228
5,800	Sears Holdings Corp.*	793,382
		1,861,610
Retail - Office Supplies - 0.1%
5,000	OfficeMax, Inc.	164,400
Retail - Regional Department Stores - 1.1%
34,200	Kohl's Corp.*	2,079,360
888	Macy's, Inc.	32,030
		2,111,390
Retail - Restaurants - 1.3%
47,700	McDonald's Corp.	2,283,399
5,800	Wendy's International, Inc.	203,174
1,200	Yum! Brands, Inc.	38,448
		2,525,021
Rubber - Tires - 0.5%
35,000	Goodyear Tire & Rubber Co.*	1,005,200
Savings/Loan/Thrifts - 0%
700	Sovereign Bancorp, Inc.	13,398
Semiconductor Components/Integrated Circuits - 0.1%
2,600	Analog Devices, Inc.	92,170
Semiconductor Equipment - 0.1%
1,000	KLA-Tencor Corp.	56,790
4,100	Novellus Systems, Inc.*	116,932
		173,722
Steel - Producers - 0.8%
9,700	Nucor Corp.	486,940
10,600	United States Steel Corp.	1,041,874
		1,528,814
Steel - Specialty - 0.8%
15,000	Allegheny Technologies, Inc.	1,573,950
Super-Regional Banks - 1.4%
43,254	Bank of America Corp.	2,051,105
1,500	PNC Bank Corp.	99,975
1,400	SunTrust Banks, Inc.	109,620
11,000	U.S. Bancorp	329,450
2,300	Wells Fargo & Co.	77,671
		2,667,821
Telecommunication Equipment - 0.1%
16,000	Avaya, Inc.*	264,640
Telecommunication Services - 0.5%
14,000	Embarq Corp.	865,060

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 21

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Telephone - Integrated - 5.6%
206,105	AT&T, Inc.	$8,071,072
11,700	CenturyTel, Inc.	536,679
16,800	Citizens Communications Co.	242,424
8,500	Sprint Nextel Corp.	174,505
20,200	Verizon Communications, Inc.	860,924
70,571	Windstream Corp.	971,057
		10,856,661
Television - 0.2%
9,400	CBS Corp. - Class B	298,168
Therapeutics - 0.2%
9,600	Gilead Sciences, Inc.*	357,408
Tobacco - 1.2%
15,100	Altria Group, Inc.	1,003,697
7,500	Reynolds American, Inc.	458,775
17,200	UST, Inc.	921,060
		2,383,532
Tools - Hand Held - 0.1%
4,900	Snap-On, Inc.	256,417
Toys - 1.1%
23,400	Hasbro, Inc.	655,668
62,700	Mattel, Inc.	1,436,457
		2,092,125
Transportation - Railroad - 0.1%
3,000	CSX Corp.	142,230
200	Union Pacific Corp.	23,828
		166,058
Web Portals/Internet Service Providers - 0.6%
2,400	Google, Inc. - Class A*	1,224,000
Total Common Stock (cost $185,347,519)		192,787,512
Money Markets - 1.0%
1,235,450	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	1,235,450
752,902	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	752,902
Total Money Markets (cost $1,988,352)		1,988,352
Other Securities - 1.9%
3,692,100	Allianz Dresdner Daily Asset Fund† (cost $3,692,100)	3,692,100
Total Investments (total cost $191,027,971) – 102.4%		198,467,964
Liabilities, net of Cash, Receivables and Other Assets – (2.4)%		(4,729,291)
Net Assets – 100%		$193,738,673

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Cayman Islands	$101,218	0.1%
Netherlands	236,800	0.1%
Panama	194,964	0.1%
United States††	197,934,982	99.7%
Total	$198,467,964	100.0%

†† Includes Short-Term Securities and Other Securities (96.9% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
22 Janus Adviser Series July 31, 2007

Janus Adviser INTECH Risk-Managed
Value Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the 12 months ended July 31, 2007, Janus Adviser INTECH Risk-Managed Value Fund's Class S Shares returned 11.00%. This compares to a 13.47% return posted by the Russell 1000® Value Index, the Fund's benchmark, over the same period.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce, over time, returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Value Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Value Fund.

Janus Adviser Series July 31, 2007 23

Janus Adviser INTECH Risk-Managed Value Fund (unaudited)

Janus Adviser INTECH Risk-Managed Value Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Exxon Mobil Corp. Oil Companies - Integrated	4.5%
AT&T, Inc. Telephone - Integrated	3.8%
General Electric Co. Diversified Operations	3.4%
Bank of America Corp. Super-Regional Banks	2.9%
Citigroup, Inc. Finance - Investment Bankers/Brokers	2.7%
17.3%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

24 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007						Expense Ratios – for the fiscal period ended July 31, 2006
	Calendar Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser INTECH Risk-Managed Value Fund - Class A Shares						3.67%	0.85%(a)
NAV	0.95%	11.38%		11.32%
MOP	(4.89)%	4.97%		7.23%
Janus Adviser INTECH Risk-Managed Value Fund - Class C Shares						4.42%	1.60%(a)
NAV	0.52%	10.52%		10.51%
CDSC	(0.49)%	9.42%
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	1.04%	11.58%		11.58%		2.91%	0.61%(b)
Janus Adviser INTECH Risk-Managed Value Fund - Class R Shares	0.61%	10.77%		10.74%		4.17%	1.35%(c)
Janus Adviser INTECH Risk-Managed Value Fund - Class S Shares	0.69%	11.00%		11.02%		3.92%	1.10%(c)
Russell 1000® Value Index	1.32%	13.47%		14.46%
Lipper Quartile - Class S Shares	–	4	th	3	rd
Lipper Ranking - Class S Shares based on total returns for Multi-Cap Value Funds	–	363/427		290/396

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 25

Janus Adviser INTECH Risk-Managed
Value Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal period ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or janus.com/info for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares commenced operations on December 30, 2005. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from December 30, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - December 30, 2005

26 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$988.20	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$984.70	$7.92
Hypothetical (5% return before expenses)	$1,000.00	$1,016.81	$8.05
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$989.00	$2.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$984.80	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$986.50	$5.42
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

*Expenses are equal to the annualized expense ratio of 0.85% for Class A Shares, 1.61% for Class C Shares, 0.60% for Class I Shares, 1.35% for Class R Shares and 1.10% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 27

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 99.1%
Advertising Agencies - 0.1%
3,800	Interpublic Group of Companies, Inc.*	$39,862
Advertising Services - 0.3%
200	Getty Images, Inc.*	8,986
1,900	R.H. Donnelley Corp.*,#	118,807
		127,793
Aerospace and Defense - 0.9%
2,900	General Dynamics Corp.	227,824
300	Northrop Grumman Corp.	22,830
3,800	Raytheon Co.	210,368
		461,022
Aerospace and Defense - Equipment - 0%
200	DRS Technologies, Inc.	10,472
100	United Technologies Corp.	7,297
		17,769
Agricultural Chemicals - 0.4%
4,900	Mosaic Co.*	184,044
Agricultural Operations - 0.3%
1,500	Archer-Daniels-Midland Co.	50,400
900	Bunge, Ltd.	81,549
		131,949
Airlines - 0.1%
600	Northwest Airlines Corp.*	10,458
400	U.S. Airways Group, Inc.*	12,404
300	UAL Corp.*	13,242
		36,104
Apparel Manufacturers - 0.7%
400	Jones Apparel Group, Inc.	9,984
200	Liz Claiborne, Inc.	7,028
3,900	VF Corp.	334,581
		351,593
Applications Software - 0%
1,400	Compuware Corp.*	13,062
Automotive - Cars and Light Trucks - 0.3%
5,000	General Motors Corp.	162,000
Automotive - Truck Parts and Equipment - Original - 0.4%
400	Autoliv, Inc.	22,372
1,800	Johnson Controls, Inc.	203,670
		226,042
Batteries and Battery Systems - 0.1%
500	Energizer Holdings, Inc.*	50,450
Beverages - Non-Alcoholic - 0.2%
1,700	Coca-Cola Co.	88,587
300	Coca-Cola Enterprises, Inc.	6,798
		95,385
Beverages - Wine and Spirits - 0%
200	Brown-Forman Corp. - Class B	13,288
Brewery - 0.3%
1,700	Anheuser-Busch Companies, Inc.	82,909
800	Molson Coors Brewing Co. - Class B	71,152
		154,061

Shares or Principal Amount		Value
Broadcast Services and Programming - 1.4%
1,200	Clear Channel Communications, Inc.	$44,280
1,000	Discovery Holding Co. - Class A*	23,720
6,000	Liberty Global, Inc. - Class A*	251,580
3,300	Liberty Media Corp. - Capital Series A*	377,685
		697,265
Building - Residential and Commercial - 0.3%
200	Centex Corp.	7,462
400	D.R. Horton, Inc.	6,528
500	KB Home	15,905
200	M.D.C. Holdings, Inc.	9,200
100	NVR, Inc.*	57,848
1,000	Ryland Group, Inc.	33,250
		130,193
Building and Construction Products - Miscellaneous - 0%
700	Owens Corning, Inc.*	21,301
Building Products - Air and Heating - 0.1%
1,200	Lennox International, Inc.	45,960
Cable Television - 1.2%
5,100	Cablevision Systems New York Group - Class A*	181,509
15,650	Comcast Corp. - Class A*	411,126
400	Time Warner Cable, Inc.*	15,288
		607,923
Casino Hotels - 0.1%
400	Harrah's Entertainment, Inc.	33,876
400	Station Casinos, Inc.	34,612
		68,488
Chemicals - Diversified - 0.8%
2,000	Celanese Corp. - Class A	75,000
1,300	Dow Chemical Co.	56,524
1,400	E.I. du Pont de Nemours and Co.	65,422
700	FMC Corp.	62,391
1,000	Huntsman Corp.	25,460
3,000	Lyondell Chemical Co.	134,700
		419,497
Chemicals - Specialty - 0.6%
200	Ashland, Inc.	12,212
1,700	Cabot Corp.	68,646
800	Chemtura Corp.	8,344
100	Eastman Chemical Co.	6,882
1,500	International Flavors & Fragrances, Inc.	75,165
1,000	Lubrizol Corp.	62,660
1,100	Sigma-Aldrich Corp.	49,852
		283,761
Coatings and Paint Products - 0.1%
1,200	RPM International, Inc.	28,212
Commercial Banks - 1.2%
3,700	BB&T Corp.	138,454
700	Commerce Bancorp, Inc.	23,415
2,100	Compass Bancshares, Inc.	145,487
700	M&T Bank Corp.	74,403
3,597	Regions Financial Corp.	108,162
300	Synovus Financial Corp.	8,388
2,915	Valley National Bancorp	61,711
300	Zions Bancorporation	22,365
		582,385
Commercial Services - 0.4%
9,400	Convergys Corp.*	179,070

See Notes to Schedules of Investments and Financial Statements.
28 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Computer Services - 0.1%
300	Ceridian Corp.*	$10,170
1,200	Electronic Data Systems Corp.	32,388
		42,558
Computers - 0.4%
1,800	IBM Corp.	199,170
Computers - Integrated Systems - 0.1%
600	NCR Corp.*	31,332
Computers - Memory Devices - 0.2%
500	SanDisk Corp.*	26,815
1,600	Seagate Technology (U.S. Shares)	37,616
900	Western Digital Corp.*	19,215
		83,646
Computers - Peripheral Equipment - 0.1%
800	Lexmark International Group, Inc. - Class A*	31,632
Consumer Products - Miscellaneous - 0.4%
1,100	Jarden Corp.*	39,743
2,100	Kimberly-Clark Corp.	141,267
800	Scotts Miracle-Gro Co. - Class A	32,792
		213,802
Containers - Paper and Plastic - 0.4%
1,400	Bemis Company, Inc.	41,258
1,400	Sealed Air Corp.	38,150
3,800	Sonoco Products Co.	139,346
		218,754
Cosmetics and Toiletries - 2.7%
3,500	Alberto-Culver Co.	82,320
300	Avon Products, Inc.	10,803
1,700	Colgate-Palmolive Co.	112,200
18,400	Procter & Gamble Co.	1,138,224
		1,343,547
Cruise Lines - 0.3%
2,500	Carnival Corp. (U.S. Shares)	110,775
1,200	Royal Caribbean Cruises, Ltd. (U.S. Shares)	46,236
		157,011
Data Processing and Management - 0.3%
300	Fair Issac Corp.	11,778
159	Fidelity National Information Services, Inc.	7,891
4,500	First Data Corp.	143,055
		162,724
Distribution/Wholesale - 0.2%
1,100	Genuine Parts Co.	52,338
800	Ingram Micro, Inc. - Class A*	16,040
100	W.W. Grainger, Inc.	8,736
		77,114
Diversified Operations - 4.4%
300	3M Co.	26,676
800	Cooper Industries, Ltd. - Class A	42,336
43,700	General Electric Co.	1,693,812
200	Honeywell International, Inc.	11,502
800	Illinois Tool Works, Inc.	44,040
2,200	Ingersoll-Rand Co. - Class A	110,704
800	SPX Corp.	75,096
300	Teleflex, Inc.	22,929
3,675	Tyco International, Ltd.	173,791
		2,200,886

Shares or Principal Amount		Value
E-Commerce/Services - 0.6%
4,700	Expedia, Inc.*	$125,067
3,700	IAC/InterActiveCorp*	106,338
3,300	Liberty Media Corp. - Interactive*	69,135
		300,540
Electric - Integrated - 8.0%
4,800	Alliant Energy Corp.	177,360
6,700	American Electric Power Company, Inc.	291,383
4,500	CMS Energy Corp.	72,720
1,700	Consolidated Edison, Inc.	74,256
1,500	Constellation Energy Group, Inc.	125,700
800	Dominion Resources, Inc.	67,376
1,000	DTE Energy Co.	46,380
1,224	Duke Energy Corp.	20,845
1,400	Edison International	74,046
2,800	Entergy Corp.	279,888
3,000	Exelon Corp.	210,450
4,700	FirstEnergy Corp.	285,525
8,100	FPL Group, Inc.	467,612
1,400	Great Plains Energy, Inc.	38,864
1,500	MDU Resources Group, Inc.	40,890
9,300	Northeast Utilities Co.	254,262
5,100	NSTAR	160,395
2,400	OGE Energy Corp.	79,560
400	Pepco Holdings, Inc.	10,828
5,200	PG&E Corp.	222,612
6,500	Pinnacle West Capital Corp.	243,620
2,000	PPL Corp.	94,280
200	Progress Energy, Inc.	8,732
500	Public Service Enterprise Group, Inc.	43,075
5,900	Puget Energy, Inc.	136,585
200	SCANA Corp.	7,476
1,700	Sierra Pacific Resources*	27,013
3,500	Southern Co.	117,740
500	TECO Energy, Inc.	8,070
700	TXU Corp.	45,675
300	Wisconsin Energy Corp.	12,879
13,100	Xcel Energy, Inc.	265,930
		4,012,027
Electric Products - Miscellaneous - 0%
300	Molex, Inc.	8,502
Electronic Components - Miscellaneous - 0.3%
400	Jabil Circuit, Inc.	9,012
3,575	Tyco Electronics, Ltd.*	128,057
		137,069
Electronic Components - Semiconductors - 0.1%
1,900	Advanced Micro Devices, Inc.*	25,726
Electronic Design Automation - 0%
500	Cadence Design Systems, Inc.*	10,700
Electronic Parts Distributors - 0.2%
300	Arrow Electronics, Inc.*	11,466
2,700	Avnet, Inc.*	102,276
		113,742
Engineering - Research and Development Services - 0%
300	The Shaw Group, Inc.*	15,966
Enterprise Software/Services - 0.1%
1,300	CA, Inc.	32,604
Fiduciary Banks - 0.4%
4,624	Bank of New York Mellon Corporation	196,751

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 29

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Filtration and Separations Products - 0.1%
1,000	Pall Corp.	$41,520
Finance - Commercial - 0%
200	CIT Group, Inc.	8,236
Finance - Credit Card - 0.1%
2,300	Discover Financial Services*	53,015
Finance - Investment Bankers/Brokers - 7.5%
1,400	A.G. Edwards, Inc.	113,204
1,000	Bear Stearns Companies, Inc.	121,220
29,000	Citigroup, Inc.	1,350,530
2,900	Goldman Sachs Group, Inc.	546,186
20,200	JP Morgan Chase & Co.	889,002
2,600	Lehman Brothers Holdings, Inc.	161,200
4,600	Merrill Lynch & Company, Inc.	341,320
4,300	Morgan Stanley Co.	274,641
		3,797,303
Finance - Mortgage Loan Banker - 0.5%
300	Countrywide Financial Corp.	8,451
3,600	Fannie Mae	215,424
600	Freddie Mac	34,362
		258,237
Financial Guarantee Insurance - 0.4%
1,800	Ambac Financial Group, Inc.	120,870
1,400	MBIA, Inc.	78,540
300	PMI Group, Inc.	10,221
		209,631
Food - Confectionary - 0.3%
2,000	J.M. Smucker Co.	111,620
500	Wm. Wrigley Jr. Co.	28,840
		140,460
Food - Dairy Products - 0.1%
800	Dean Foods Co.	23,016
Food - Diversified - 2.0%
1,800	Campbell Soup Co.	66,294
7,900	ConAgra Foods, Inc.	200,265
2,600	Corn Products International, Inc.	116,012
3,300	General Mills, Inc.	183,546
4,400	H.J. Heinz Co.	192,544
700	Kellogg Co.	36,267
5,452	Kraft Foods, Inc. - Class A	178,553
700	McCormick & Company, Inc.	23,912
		997,393
Food - Meat Products - 0.2%
200	Hormel Foods Corp.	6,884
4,300	Tyson Foods, Inc. - Class A	91,590
		98,474
Food - Retail - 1.1%
7,700	Kroger Co.	199,892
11,200	Safeway, Inc.	356,944
		556,836
Food - Wholesale/Distribution - 0.2%
2,573	Supervalu, Inc.	107,217
Forestry - 0.2%
300	Plum Creek Timber Company, Inc.	11,658
1,300	Weyerhaeuser Co.	92,612
		104,270
Funeral Services and Related Items - 0.2%
6,900	Service Corporation International	83,628

Shares or Principal Amount		Value
Gas - Distribution - 1.3%
4,200	Atmos Energy Corp.	$117,894
3,500	Energen Corp.	185,185
700	KeySpan Corp.	29,085
3,900	NiSource, Inc.	74,373
3,400	Sempra Energy Co.	179,248
3,300	UGI Corp.	85,173
		670,958
Health Care Cost Containment - 0%
400	McKesson Corp.	23,104
Home Decoration Products - 0.2%
4,700	Newell Rubbermaid, Inc.	124,315
Hospital Beds and Equipment - 0.2%
1,100	Hillenbrand Industries, Inc.	69,344
200	Kinetic Concepts, Inc.*	12,296
		81,640
Human Resources - 0%
700	Hewitt Associates, Inc. - Class A*	20,944
Independent Power Producer - 1.2%
6,800	Dynegy, Inc.*	60,588
3,500	Mirant Corp.*	132,405
4,400	NRG Energy, Inc.*	169,620
8,900	Reliant Energy, Inc.*	228,552
		591,165
Instruments - Scientific - 0.8%
600	Applera Corp. - Applied Biosystems Group	18,732
900	PerkinElmer, Inc.	25,047
6,600	Thermo Electron Corp.*	344,586
		388,365
Insurance Brokers - 0.4%
2,300	Aon Corp.	92,092
1,400	Arthur J. Gallagher & Co.	38,612
1,700	Marsh & McLennan Companies, Inc.	46,835
		177,539
Internet Security - 0.2%
6,300	Symantec Corp.*	120,960
Investment Companies - 0.7%
3,100	Allied Capital Corp.#	87,792
7,300	American Capital Strategies, Ltd.#	277,181
		364,973
Investment Management and Advisory Services - 0.3%
1,600	Ameriprise Financial, Inc.	96,432
200	BlackRock, Inc.	31,900
		128,332
Life and Health Insurance - 1.3%
200	AFLAC, Inc.	10,424
1,979	Lincoln National Corp.	119,373
2,700	Nationwide Financial Services, Inc. - Class A	153,657
2,700	Principal Financial Group, Inc.	152,253
900	Prudential Financial, Inc.	79,767
1,100	Reinsurance Group of America, Inc.	58,641
500	Torchmark Corp.	30,770
2,900	UnumProvident Corp.	70,470
		675,355
Machinery - Farm - 0.6%
3,700	AGCO Corp.*	142,191
1,100	Deere & Co.	132,462
		274,653

See Notes to Schedules of Investments and Financial Statements.
30 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Machinery - General Industrial - 0%
300	Gardner Denver Machinery, Inc.*	$12,477
Medical - Biomedical and Genetic - 0.2%
1,800	Amgen, Inc.*	96,732
400	Charles River Laboratories International, Inc.*	20,472
800	Millennium Pharmaceuticals, Inc.*	8,072
		125,276
Medical - Drugs - 4.0%
200	Eli Lilly and Co.	10,818
700	King Pharmaceuticals, Inc.*	11,907
11,300	Merck & Company, Inc.	561,045
56,900	Pfizer, Inc.	1,337,719
1,600	Wyeth	77,632
		1,999,121
Medical - Generic Drugs - 0%
800	Watson Pharmaceuticals, Inc.*	24,336
Medical - HMO - 0.1%
400	Aetna, Inc.	19,228
200	WellPoint, Inc.*	15,024
		34,252
Medical - Wholesale Drug Distributors - 0.2%
2,500	AmerisourceBergen Corp.	117,775
Medical Instruments - 0.2%
8,400	Boston Scientific Corp.*	110,460
Medical Products - 0.7%
3,575	Covidien, Ltd.*	146,396
3,400	Johnson & Johnson	205,700
		352,096
Metal - Diversified - 0.2%
1,005	Freeport-McMoRan Copper & Gold, Inc. - Class B	94,450
Multi-Line Insurance - 3.5%
2,100	ACE, Ltd. (U.S. Shares)	121,212
1,900	Allstate Corp.	100,985
4,650	American Financial Group, Inc.	130,619
4,100	American International Group, Inc.	263,138
3,600	Assurant, Inc.	182,592
200	Cincinnati Financial Corp.	7,840
600	Genworth Financial, Inc. - Class A	18,312
200	Hartford Financial Services Group, Inc.	18,374
14,100	Loews Corp.	668,340
2,400	MetLife, Inc.	144,528
425	Old Republic International Corp.	7,803
1,200	XL Capital, Ltd. - Class A (U.S. Shares)	93,432
		1,757,175
Multimedia - 1.8%
500	E.W. Scripps Co. - Class A	20,485
20,000	News Corporation, Inc. - Class A	422,400
11,300	Time Warner, Inc.	217,638
7,000	Walt Disney Co.	231,000
		891,523
Networking Products - 0.1%
2,400	Juniper Networks, Inc.*	71,904
Non-Hazardous Waste Disposal - 0.1%
2,400	Allied Waste Industries, Inc.*	30,888
Office Automation and Equipment - 0.1%
1,700	Xerox Corp.*	29,682

Shares or Principal Amount		Value
Oil - Field Services - 0.1%
500	SEACOR Holdings, Inc.*	$43,610
Oil and Gas Drilling - 0.1%
600	Helmerich & Payne, Inc.	19,422
900	Patterson-UTI Energy, Inc.	20,610
		40,032
Oil Companies - Exploration and Production - 0.5%
200	Apache Corp.	16,168
700	Devon Energy Corp.	52,227
300	EOG Resources, Inc.	21,030
800	Forest Oil Corp.*	32,376
200	Newfield Exploration Co.*	9,610
1,200	Noble Energy, Inc.	73,368
152	Occidental Petroleum Corp.	8,621
500	Plains Exploration & Production Co.*	21,605
400	Pogo Producing Co.	21,304
400	St. Mary Land & Exploration Co.	13,316
		269,625
Oil Companies - Integrated - 7.3%
9,100	Chevron Corp.	775,866
3,593	ConocoPhillips	290,458
26,900	Exxon Mobil Corp.	2,289,997
800	Hess Corp.	48,960
4,900	Marathon Oil Corp.	270,480
		3,675,761
Oil Refining and Marketing - 0%
200	Frontier Oil Corp.	7,746
200	Western Refining, Inc.	11,100
		18,846
Optical Supplies - 0.1%
1,000	Bausch & Lomb, Inc.	63,930
Paper and Related Products - 0.2%
7,400	Domtar Corp. (U.S. Shares)*	70,374
300	MeadWestvaco Corp.	9,762
300	Temple-Inland, Inc.	17,439
		97,575
Photo Equipment and Supplies - 0%
400	Eastman Kodak Co.	10,100
Pipelines - 1.1%
1,000	Equitable Resources, Inc.	47,110
3,000	National Fuel Gas Co.#	130,050
5,200	ONEOK, Inc.	263,900
600	Questar Corp.	30,894
1,900	Williams Companies, Inc.	61,275
		533,229
Printing - Commercial - 0.1%
1,700	R.R. Donnelley & Sons Co.	71,842
Property and Casualty Insurance - 1.8%
304	Alleghany Corp.*	127,680
300	Arch Capital Group, Ltd.*	20,898
900	Chubb Corp.	45,369
1,676	Fidelity National Title Group, Inc. - Class A	35,012
200	First American Corp.	9,258
500	Markel Corp.*	232,750
400	Philadelphia Consolidated Holding Corp.*	14,456
2,400	SAFECO Corp.	140,328
4,900	Travelers Companies, Inc.	248,822
100	White Mountains Insurance Group, Ltd.	54,950
		929,523

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 31

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Publishing - Newspapers - 0.1%
200	Gannett Company, Inc.	$9,980
400	New York Times Co. - Class A	9,144
1,000	Tribune Co.	27,960
		47,084
Publishing - Periodicals - 0.4%
6,217	Idearc, Inc.	215,792
Reinsurance - 0.3%
400	Allied World Assurance Holdings, Ltd.	18,980
900	Axis Capital Holdings, Ltd.	33,165
400	Endurance Specialty Holdings, Ltd.	14,960
300	Everest Re Group, Ltd.	29,475
300	PartnerRe, Ltd.	21,309
400	RenaissanceRe Holdings, Ltd.	23,000
		140,889
REIT - Apartments - 1.6%
3,700	Apartment Investment & Management Co. - Class A	156,325
1,500	Archstone-Smith Trust, Inc.	86,115
2,300	Avalonbay Communities, Inc.	248,331
2,400	BRE Properties, Inc. - Class A	121,272
200	Camden Property Trust, Inc.	10,992
2,900	Equity Residential Properties Trust	115,449
400	Essex Property Trust, Inc.	43,032
		781,516
REIT - Diversified - 1.1%
2,800	Duke Realty Corp.	91,532
6,100	iStar Financial, Inc.	221,613
2,100	Vornado Realty Trust	224,763
		537,908
REIT - Health Care - 0.6%
8,400	Health Care Property Investors, Inc.	228,816
2,200	Heath Care REIT, Inc.	80,762
		309,578
REIT - Hotels - 0.2%
5,867	Host Marriott Corp.	123,911
REIT - Mortgages - 0.1%
4,400	Annaly Mortgage Management, Inc.	63,580
600	CapitalSource, Inc.	11,400
		74,980
REIT - Office Property - 0.5%
2,200	Boston Properties, Inc.	207,878
300	Brandywine Realty Trust, Inc.	7,236
200	Douglas Emmett, Inc.	4,612
700	HRPT Properties Trust	6,545
400	Mack-Cali Realty Corp.	15,440
266	SL Green Realty Corp.	32,298
		274,009
REIT - Regional Malls - 0.2%
500	General Growth Properties, Inc.	23,990
500	Simon Property Group, Inc.	43,265
1,200	Taubman Centers, Inc.	57,708
		124,963
REIT - Shopping Centers - 0.4%
1,000	Developers Diversified Realty Corp.	48,000
600	Federal Realty Investment Trust	45,084
1,822	Kimco Realty Corp.	68,015
900	Regency Centers Corp.	58,383
		219,482

Shares or Principal Amount		Value
REIT - Storage - 0%
300	Public Storage	$21,027
REIT - Warehouse and Industrial - 0.1%
300	AMB Property Corp.	15,984
1,000	ProLogis	56,900
		72,884
Retail - Building Products - 0.1%
1,600	Home Depot, Inc.	59,472
Retail - Consumer Electronics - 0.1%
2,000	RadioShack Corp.	50,260
Retail - Discount - 0.5%
500	Costco Wholesale Corp.	29,900
4,300	Wal-Mart Stores, Inc.	197,585
		227,485
Retail - Major Department Stores - 0.4%
5,400	Saks, Inc.	99,954
600	Sears Holdings Corp.*	82,074
		182,028
Retail - Office Supplies - 0.1%
1,900	OfficeMax, Inc.	62,472
Retail - Regional Department Stores - 0.1%
1,600	Dillard's, Inc. - Class A	47,824
300	Macy's, Inc.	10,821
		58,645
Retail - Restaurants - 0.6%
6,300	McDonald's Corp.	301,581
Savings/Loan/Thrifts - 0.1%
900	Hudson City Bancorp, Inc.	10,998
2,300	Sovereign Bancorp, Inc.	44,022
		55,020
Semiconductor Equipment - 0.1%
2,100	Novellus Systems, Inc.*	59,892
Steel - Producers - 0.8%
3,100	Nucor Corp.	155,620
300	Reliance Steel & Aluminum Co.	15,762
3,100	Steel Dynamics, Inc.	129,983
900	United States Steel Corp.	88,461
		389,826
Super-Regional Banks - 6.4%
31,200	Bank of America Corp.	1,479,503
700	Comerica, Inc.	36,862
878	Huntington Bancshares, Inc.	16,858
700	KeyCorp	24,283
1,500	National City Corp.	44,085
1,883	PNC Bank Corp.	125,502
1,400	SunTrust Banks, Inc.	109,620
14,900	U.S. Bancorp	446,255
8,294	Wachovia Corp.	391,560
16,200	Wells Fargo & Co.	547,074
		3,221,602
Telecommunication Equipment - 0.1%
500	ADC Telecommunications, Inc.*	9,345
2,600	Avaya, Inc.*	43,004
		52,349
Telecommunication Services - 0.2%
1,625	Embarq Corp.	100,409

See Notes to Schedules of Investments and Financial Statements.
32 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Telephone - Integrated - 7.0%
49,110	AT&T, Inc.	$1,923,148
4,300	CenturyTel, Inc.	197,241
8,600	Citizens Communications Co.	124,098
2,200	Sprint Nextel Corp.	45,166
2,600	Telephone and Data Systems, Inc.	172,640
19,344	Verizon Communications, Inc.	824,441
16,337	Windstream Corp.	224,797
		3,511,531
Television - 0.1%
1,600	CBS Corp. - Class B	50,752
Textile-Home Furnishings - 0.1%
500	Mohawk Industries, Inc.*	45,005
Tobacco - 2.3%
4,300	Altria Group, Inc.	285,821
4,200	Loews Corp. - Carolina Group	318,318
6,200	Reynolds American, Inc.	379,254
3,600	UST, Inc.	192,780
		1,176,173
Tools - Hand Held - 0.2%
2,000	Snap-On, Inc.	104,660
Toys - 1.1%
8,100	Hasbro, Inc.	226,962
14,000	Mattel, Inc.	320,740
		547,702
Transportation - Marine - 0.2%
400	Alexander & Baldwin, Inc.	21,688
500	Overseas Shipholding Group, Inc.	38,795
200	Teekay Shipping Corp. (U.S. Shares)	11,214
300	Tidewater, Inc.	20,526
		92,223
Transportation - Railroad - 0.5%
100	Burlington Northern Santa Fe Corp.	8,214
2,600	CSX Corp.	123,266
400	Kansas City Southern*	13,804
1,100	Union Pacific Corp.	131,054
		276,338
Transportation - Services - 0.2%
200	FedEx Corp.	22,148
500	Laidlaw International, Inc.	17,000
1,200	Ryder System, Inc.	65,244
		104,392
Total Common Stock (cost $49,027,167)		49,945,149
Money Markets - 1.5%
454,152	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	454,152
310,600	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	310,600
Total Money Markets (cost $764,752)		764,752
Other Securities - 0.8%
412,150	Allianz Dresdner Daily Asset Fund† (cost $412,150)	412,150
Total Investments (total cost $50,204,069) – 101.4%		51,122,051
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(729,458)
Net Assets – 100%		$50,392,593

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$551,187	1.1%
Canada	70,374	0.1%
Cayman Islands	252,260	0.5%
Liberia	46,236	0.1%
Marshall Islands	11,214	0.0%
Panama	110,775	0.2%
United States ††	50,080,005	98.0%
Total	$51,122,051	100.0%

†† Includes Short-Term Securities and Other Securities (95.7% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 33

Janus Adviser INTECH Risk-Managed
International Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

Since its May 2, 2007, inception, Janus Adviser INTECH Risk-Managed International Fund's Class S Shares returned (0.80)%. This compares to a 0.33% gain by the Morgan Stanley Capital International (MSCI) EAFE® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the MSCI EAFE® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the MSCI EAFE® Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed International Fund.

34 Janus Adviser Series July 31, 2007

(unaudited)

Janus Adviser INTECH Risk-Managed International Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Endesa S.A. Electric - Integrated	2.6%
Nintendo Company, Ltd. Toys	2.5%
British American Tobacco PLC Tobacco	2.1%
Roche Holding A.G. Medical - Drugs	2.0%
HSBC Holdings PLC Commercial Banks	1.8%
11.0%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007

Janus Adviser Series July 31, 2007 35

Janus Adviser INTECH Risk-Managed
International Fund (unaudited)

Performance

Cumulative Total Return – for the period ended July 31, 2007		Expense Ratios – estimated for the initial fiscal year
	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser INTECH Risk-Managed International Fund - Class A Shares		7.84%	0.90	%(a)
NAV	(0.70)%
MOP	(6.41)%
Janus Adviser INTECH Risk-Managed International Fund - Class C Shares		8.59%	1.65	%(a)
NAV	(0.90)%
CDSC	(1.89)%
Janus Adviser INTECH Risk-Managed International Fund - Class I Shares	(0.70)%	7.59%	0.65	%(b)
Janus Adviser INTECH Risk-Managed International Fund - Class S Shares	(0.80)%	7.98%	1.15	%(c)
Morgan Stanley Capital International EAFE® Index	0.33%

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

36 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund's initial fiscal year. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or janus.com/info for more information about risk, portfolio holdings and details.

The Fund's performance for very short time periods may not be indicative of future performance.

The Fund commenced operations on May 2, 2007. Performance shown for Class A Shares, Class C Shares, Class I Shares, and Class S Shares reflects performance of the respective class from May 2, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country

Lipper does not yet rate (rank) this Fund as it is less than 1 year old.

There is no assurance that the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - May 2, 2007

Janus Adviser Series July 31, 2007 37

Janus Adviser INTECH Risk-Managed
International Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (5/2/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (5/2/07-7/31/07)*
Actual	$1,000.00	$993.00	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,010.20	$4.54
Expense Example - Class C Shares	Beginning Account Value (5/2/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (5/2/07-7/31/07)*
Actual	$1,000.00	$991.00	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,008.33	$8.27
Expense Example - Class I Shares	Beginning Account Value (5/2/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (5/2/07-7/31/07)*
Actual	$1,000.00	$993.00	$1.64
Hypothetical (5% return before expenses)	$1,000.00	$1,010.82	$3.29
Expense Example - Class S Shares	Beginning Account Value (5/2/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (5/2/07-7/31/07)*
Actual	$1,000.00	$992.00	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,009.57	$5.78

*Actual expenses paid reflect only the inception period (May 2, 2007 to July 31, 2007). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.66% for Class C Shares, 0.66% for Class I Shares and 1.16% for Class S Shares multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period), however hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include the effect of contractual waivers by Janus Capital.

38 Janus Adviser Series July 31, 2007

Janus Adviser INTECH Risk-Managed
International Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 99.2%
Advertising Services - 0%
100	PagesJaunes S.A.	$2,013
Aerospace and Defense - 0.1%
100	Thaes S.A.	5,721
Agricultural Chemicals - 0.3%
1,000	Yara International A.S.A.	26,868
Airlines - 1.3%
1,100	British Airways PLC*	8,835
3,000	Cathay Pacific Airways, Ltd.	7,859
1,200	Deutsche Lufthansa A.G.	33,592
700	Groupe Air France	31,637
7,100	Qantas Airways, Ltd.	34,530
1,000	Singapore Airlines, Ltd.	12,627
		129,080
Airport Development - Maintenance - 0.4%
200	Aeroports de Paris	22,488
4,600	Macquarie Airports	16,949
		39,437
Apparel Manufacturers - 0.7%
500	Billabong International, Ltd.	6,856
1,500	Burberry Group PLC	19,127
1,400	Esprit Holdings, Ltd.	18,963
200	Hermes International	20,258
		65,204
Appliances - 0%
100	Electrolux A.B. - Series B	2,527
Applications Software - 0.1%
2,600	Misys PLC	12,514
Audio and Video Products - 0%
100	Sony Corp.	5,291
Automotive - Cars and Light Trucks - 5.0%
400	DaimlerChrysler A.G.	35,939
3,600	Fiat S.P.A.	106,363
100	PSA Peugeot Citroen	8,380
2,400	Toyota Motor Corp.	145,220
700	Volkswagen A.G.	77,724
700	Volkswagon A.G.	126,065
		499,691
Automotive - Medium and Heavy Duty Trucks - 0.6%
2,400	Scania A.B.	56,817
Automotive - Truck Parts and Equipment - Original - 0.4%
3,700	GKN PLC	28,583
100	Toyoda Gosei Company, Ltd.	3,181
200	Valeo S.A.	10,346
		42,110
Beverages - Non-Alcoholic - 0.3%
2,900	Coca-Cola Amatil, Ltd.	22,358
100	Coca-Cola Hellenic Bottling Company S.A.	4,482
		26,840
Beverages - Wine and Spirits - 0.2%
400	C&C Group PLC	3,288
1,000	Diageo PLC	20,372
		23,660
Bicycle Manufacturing - 0%
100	Shimano, Inc.	3,190

Shares or Principal Amount		Value
Brewery - 1.4%
200	Carlsberg A/S - Class B	$25,760
1,000	Heineken N.V.	63,417
500	Interbrew S.A.	40,056
800	Lion Nathan, Ltd.	5,711
		134,944
Building - Heavy Construction - 0.9%
1,100	ACS, Actividades de Construccion y Servicios S.A.	65,273
100	Aker Kvaerner A.S.A.	2,543
100	Sacyr Vallehermoso S.A.	4,542
200	Vinci S.A.	14,296
		86,654
Building - Residential and Commercial - 0.2%
600	Berkeley Group Holdings PLC*	19,838
300	Taylor Wimpey PLC	1,982
		21,820
Building and Construction - Miscellaneous - 1.0%
2,100	AMEC PLC	26,750
200	Balfour Beatty PLC	1,718
100	Bilfinger Berger A.G.	8,543
300	Bouygues S.A.	23,951
100	Hochtief A.G.	10,043
900	Leighton Holdings, Ltd.	29,766
100	YIT Oyj	3,188
		103,959
Building and Construction Products - Miscellaneous - 1.2%
200	Compagnie de Saint-Gobain	22,288
3,500	Fletcher Building, Ltd.	32,909
200	FLSmidth & Company A/S	17,658
200	Geberit A.G.	32,840
700	Kingspan Group PLC	16,784
		122,479
Building Products - Cement and Aggregate - 1.1%
2,100	Boral, Ltd.	13,765
700	Hanson PLC	15,436
600	James Hardie Industries N.V.	3,792
400	Lafarge S.A.	67,440
600	Rinker Group, Ltd. ß,ºº	9,307
		109,740
Building Products - Wood - 0%
100	Travis Perkins PLC	3,784
Cable Television - 0%
5	Jupiter Telecommunications Company, Ltd.*	3,803
Capacitors - 0.4%
500	Mitsumi Electric Co., Ltd.	19,473
1,000	Taiyo Yuden Co., Ltd.	21,617
		41,090
Casino Services - 0%
200	Aristocrat Leisure, Ltd.	2,315
Cellular Telecommunications - 0.6%
20,800	Vodafone Group PLC	63,110

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 39

Janus Adviser INTECH Risk-Managed
International Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Chemicals - Diversified - 1.3%
300	Akzo Nobel N.V.	$24,694
200	BASF A.G.	25,716
400	Bayer A.G.	28,163
1,700	Imperial Chemical Industries PLC	21,459
3,000	Mitsubishi Chemical Holdings Corp.	27,287
		127,319
Chemicals - Other - 0.1%
1,000	Kingboard Chemical Holdings, Ltd.	5,519
Chemicals - Specialty - 0.1%
100	Lonaz Group A.G.	9,459
Commercial Banks - 6.3%
800	ABN AMRO Holding N.V.	38,379
1,600	Banca Intesa S.P.A.	12,039
400	Banco BPI S.A.	3,688
6,800	Banco Comercial Portugues S.A.	34,626
1,400	Banco Espirito Santo S.A.	32,756
700	Banco Santander Central Hispano S.A.	13,123
5,800	Bank of East Asia, Ltd.	34,734
200	Barclays PLC	2,806
100	BNP Paribas S.A.	10,988
1,100	Capitalia S.P.A.	10,331
100	Commonwealth Bank of Australia	4,598
9,500	HSBC Holdings PLC	176,397
1,500	Intesa Sanpaolo RNC	10,616
1,900	Lloyds TSB Group PLC	21,310
100	National Australia Bank, Ltd.	3,250
5,000	Oversea-Chinese Banking Corporation, Ltd.	29,656
900	Piraeus Bank S.A.	32,338
100	Raiffeisen International Bank-Holding A.G.	15,228
1,500	Royal Bank of Scotland Group PLC	17,947
100	Societe Generale - Class A	17,123
300	Sydbank A.S.	15,206
6,700	UniCredito Italiano S.P.A.	56,531
2,000	United Overseas Bank, Ltd.	29,285
		622,955
Commercial Services - 0.2%
1,800	Aggreko PLC	19,557
200	Intertek Group PLC	3,957
		23,514
Computer Services - 0.1%
1,500	Computershare, Ltd.	12,672
Computers - Memory Devices - 0.1%
100	TDK Corp.	8,532
Computers - Peripheral Equipment - 0%
100	Logitech International S.A.*	2,691
Consulting Services - 0.2%
2,100	Serco Group PLC	18,521
Consumer Products - Miscellaneous - 0.1%
1,100	Husqvarna A.B.	15,329
Cosmetics and Toiletries - 0.2%
100	Beiersdorf A.G.	6,937
200	Oriflame Cosmetics S.A.	10,213
		17,150
Distribution/Wholesale - 0.3%
100	Inchcape PLC	925
8,000	Li & Fung, Ltd.	27,894
		28,819

Shares or Principal Amount		Value
Diversified Financial Services - 0.2%
100	International Personal Finance*	$447
700	Sampo Oyj - Class A	20,993
		21,440
Diversified Minerals - 0.8%
600	Fortescue Metals Group, Ltd.*	16,696
1,100	Paladin Resources, Ltd.*	6,591
2,000	Sumitomo Metal Mining Co., Ltd.	48,515
200	Xstrata PLC	12,706
		84,508
Diversified Operations - 1.5%
100	Trelleborg A.B. - B Shares	2,524
200	DCC PLC	5,841
1,700	Invensys PLC*	12,801
3,000	Keppel Corp., Ltd.	26,188
3,000	Mitsubishi Heavy Industries, Ltd.	21,139
300	Siemens A.G.	37,695
100	Smiths Group PLC	2,119
500	Swire Pacific, Ltd. - Class A	5,659
300	Viohalco, Hellenic Copper and Aluminum Industry S.A.	4,727
200	Wartsila Oyj - Class B	14,023
300	Wesfarmers, Ltd.	9,867
1,000	Wharf Holdings, Ltd.	4,135
		146,718
Diversified Operations - Commercial Services - 0.2%
600	Brambles, Ltd.*	5,617
900	Davis Service Group PLC	10,639
		16,256
Electric - Generation - 0.1%
500	British Energy Group PLC	5,044
100	Electric Power Development Company, Ltd.	3,426
		8,470
Electric - Integrated - 6.9%
1,900	Contact Energy, Ltd.	13,337
13,300	Electricidade de Portugal, S.A.	75,681
4,700	Endesa S.A.	253,516
300	Enel S.P.A.	3,095
200	Fortum Oyj	6,444
1,000	Hongkong Electric Holdings, Ltd.	4,955
1,600	Iberdrola S.A.	88,798
2,000	International Power PLC	16,618
200	Kyushu Electric Power Company, Inc.	4,753
100	RWE A.G.	10,533
1,500	Scottish & Southern Energy PLC	43,625
2,900	Suez S.A.	151,998
300	Tokyo Electric Power Co.	7,991
100	Union Fenosa S.A.	5,449
		686,793
Electric - Transmission - 1.3%
9,200	National Grid PLC	130,250
Electric Products - Miscellaneous - 0.4%
3,000	Hitachi, Ltd.	21,454
2,000	Toshiba Corp.	18,939
		40,393
Electronic Components - Miscellaneous - 0.4%
1,000	NGK Insulators, Ltd.	30,564
1,000	Venture Corporation, Ltd.	9,944
		40,508

See Notes to Schedules of Investments and Financial Statements.
40 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 0.3%
1,300	Infineon Technologies A.G.*	$21,323
100	Sumco Corp.	5,141
		26,464
Energy - Alternate Sources - 0.3%
700	Renewable Energy Corp. A.S.*	27,281
100	Solarworld A.G.	4,744
		32,025
Engineering - Research and Development Services - 1.0%
3,000	ABB, Ltd.	72,101
4,000	Singapore Technologies Engineering, Ltd.	9,630
700	WorleyParsons, Ltd.	20,026
		101,757
Enterprise Software/Services - 0.1%
200	Business Objects S.A.*	9,054
Filtration and Separations Products - 0.3%
500	Afla Laval A.B.	31,465
Finance - Consumer Loans - 0%
50	Provident Financial PLC	912
Finance - Investment Bankers/Brokers - 0.2%
600	Babcock & Brown, Ltd.	14,314
100	Macquarie Bank, Ltd.	6,949
		21,263
Finance - Other Services - 2.0%
300	ASX, Ltd.	12,463
700	Deutsche Boerse A.G.	81,197
2,500	Hong Kong Exchanges & Clearing, Ltd.	40,871
4,300	Man Group PLC	48,863
400	OMX A.B.	12,334
		195,728
Food - Catering - 1.1%
10,900	Compass Group PLC	73,508
500	Sodexho Alliance S.A.	32,901
		106,409
Food - Dairy Products - 0%
1,100	Parmalat S.P.A.	3,907
Food - Diversified - 1.0%
300	Cadbury Schweppes PLC	3,732
100	Groupe Danone	7,231
200	IAWS Group PLC	4,163
200	Kerry Group PLC	5,326
100	Nestle S.A.	38,203
1,400	Orkla A.S.A.	26,580
200	Unilever N.V.	6,035
400	Unilever PLC	12,450
		103,720
Food - Flour and Grain - 0.1%
6,000	Tingyi Holding Corporation	7,071
Food - Retail - 4.1%
1,000	Carrefour S.A.	71,313
100	Colruyt S.A.	21,299
8,500	J Sainsbury PLC	97,768
300	Koninklijke Ahold N.V.*	3,802
200	Metro A.G.	15,515
13,900	Tesco PLC	114,130
3,400	Woolworths, Ltd.	78,597
		402,424

Shares or Principal Amount		Value
Food - Wholesale/Distribution - 0.3%
500	Kesko, Ltd.	$26,614
Gambling - Non-Hotel - 0%
200	TABCORP Holdings, Ltd.	2,759
Gas - Distribution - 1.3%
3,300	Alinta, Ltd.	41,504
4,500	Centrica PLC	32,498
900	Gas Natural SDG S.A.	51,374
		125,376
Gas - Transportation - 0%
500	Snam Rete Gas S.P.A.	2,760
Hotels and Motels - 0.4%
200	Accor S.A.	17,101
923	InterContinental Hotels Group PLC	20,991
		38,092
Human Resources - 0.9%
4,200	Capita Group PLC	61,181
800	Michael Page International PLC	8,753
600	Vedior N.V.	15,518
		85,452
Import/Export - 0.2%
1,000	Marubeni Corp.	9,632
100	Mitsubishi Corp.	2,954
200	Sumitomo Corp.	3,870
		16,456
Industrial Gases - 0.1%
100	Linde A.G.	11,757
Internet Applications Software - 0.2%
4,000	Tencent Holdings, Ltd.	18,296
Investment Companies - 0.2%
8,200	Macquarie Infrastructure Group	22,796
Life and Health Insurance - 0.3%
3,400	AMP, Ltd.	29,004
Lottery Services - 0.3%
7,200	Tattersall's, Ltd.	29,846
Machine Tools and Related Products - 0.1%
500	Sandvik A.B.	10,063
Machinery - Construction and Mining - 0.2%
100	Hitachi Construction Machinery Co., Ltd.	3,976
600	Komatsu, Ltd.	19,050
		23,026
Machinery - Electrical - 0.2%
400	KCI Konecranes Oyj	16,193
Machinery - General Industrial - 2.5%
200	Alstom	35,967
200	MAN A.G.	28,976
1,000	Okuma Corp.	16,352
4,400	Volvo A.B. - Class B	80,052
3,500	Volvo A/B - Class A	64,463
610	Zardoya Otis S.A.	18,725
		244,535
Machinery - Material Handling - 0.3%
2,000	Japan Steel Works, Ltd.	31,896
Medical - Biomedical and Genetic - 0.9%
900	CSL, Ltd.	67,411
200	Novozymes A/S	23,751
		91,162

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 41

Janus Adviser INTECH Risk-Managed
International Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Medical - Drugs - 4.9%
700	AstraZeneca Group PLC	$36,264
2,100	Daiichi Sankyo Company, Ltd.	58,773
3,600	GlaxoSmithKline PLC	91,822
1,000	Kyowa Hakko Kogyo Co., Ltd.	10,071
100	Merck KGaA	12,424
600	Novartis A.G.	32,412
500	Novo Nordisk S.A.	52,639
1,100	Roche Holding A.G.	194,800
		489,205
Medical Products - 0.6%
100	Nobel Biocare Holding A.G.	30,110
100	Phonak Holding A.G.	9,619
2,000	Smith & Nephew PLC	23,713
		63,442
Metal - Diversified - 0.1%
500	Zinifex, Ltd.	8,460
Mining Services - 0%
200	Orica, Ltd.	4,775
Multi-Line Insurance - 0.3%
100	Allianz A.G.	21,064
400	Mapfre S.A.	1,852
300	Storebrand A.S.A.	4,540
		27,456
Multimedia - 0.3%
1,900	Reuters Group PLC	23,758
4,900	Seat Pagine Gialle S.P.A.	2,714
100	Vivendi Universal S.A.	4,244
		30,716
Office Automation and Equipment - 0.5%
1,000	Canon, Inc.	53,132
Oil - Field Services - 0.1%
500	Prosafe A.S.A.	7,764
Oil Companies - Exploration and Production - 0.4%
200	Norsk Hydro A.S.A.	7,681
3,900	Origin Energy, Ltd.	32,384
400	Santos, Ltd.	4,500
		44,565
Oil Companies - Integrated - 0.1%
100	BG Group PLC	1,633
200	Royal Dutch Shell PLC - Class A	7,783
		9,416
Oil Refining and Marketing - 0.5%
500	Caltex Australia, Ltd.	10,534
100	Neste Oil OYJ	3,582
1,000	Nippon Mining Holdings, Inc.	10,069
2,000	Nippon Oil Corp.	18,014
500	Showa Shell Sekiyu K.K.	6,196
		48,395
Optical Supplies - 0.1%
200	Luxottica Group S.P.A.	7,268
Pharmacy Services - 0%
1,000	Symbion Health, Ltd.	3,522
Power Converters and Power Supply Equipment - 0.6%
100	Gamesa Corporacion Tecnologica S.A.	4,031
800	Vestas Wind Systems A.S.*	53,000
		57,031

Shares or Principal Amount		Value
Printing - Commercial - 0.1%
373	De La Rue PLC	$5,594
Property and Casualty Insurance - 0.6%
2,100	QBE Insurance Group, Ltd.	53,361
100	Trygvesta A.S.	8,030
		61,391
Property Trust - 1.0%
4,400	Centro Properties Group	29,398
1,200	CFS Retail Property Trust	2,176
6,900	Commonwealth Property Office Fund	9,353
3,900	DB RREEF Trust	6,001
3,900	Goodman Group	20,001
5,700	Investa Property Group	14,110
2,200	Mirvac Group	9,502
400	Stockland	2,617
500	Westfield Group	8,062
		101,220
Public Thoroughfares - 0.4%
1,000	Brisa-Auto-Estradas de Portugal S.A.	13,607
200	Cintra Concesiones de Infraestructuras de Transporte S.A.	3,034
100	Societe des Autoroutes Paris-Rhin-Rhone	9,874
2,200	Transurban Group	13,307
		39,822
Publishing - Newspapers - 0.6%
1,000	Daily Mail & General Trust	14,459
4,700	Independent News & Media PLC	20,825
3,100	John Fairfax Holdings, Ltd.	12,721
300	Schibsted A.S.A.	13,144
		61,149
Publishing - Periodicals - 0.1%
200	Eniro AB	2,456
200	United Business Media PLC	3,054
200	Wolters Kluwer N.V.	5,826
		11,336
Real Estate Management/Services - 1.3%
200	IMMOEAST Immobilien Anlagen A.G.*	2,596
1,500	Immofinanz Immobilien Anlagen A.G.*	18,844
1,100	Lend Lease Corp., Ltd.	17,358
1,500	Meinl European Land, Ltd.*	34,972
2,000	Mitsubishi Estate Company, Ltd.	50,825
		124,595
Real Estate Operating/Development - 1.8%
5,000	CapitaLand, Ltd.	24,391
2,000	City Developments, Ltd.	19,734
2,000	Hang Lung Properties, Ltd.	7,320
5,000	Hopewell Holdings, Ltd.	21,606
2,000	Kerry Properties, Ltd.	14,427
1,000	Mitsui Fudosan Co., Ltd.	26,183
7,000	New World Development Company, Ltd.	17,148
5	NTT Urban Development Corp.	9,030
1,000	Sumitomo Realty & Development Company, Ltd.	29,716
1,000	Tokyu Land Corporation	9,387
		178,942
Recycling - 0.1%
1,400	Biffa PLC	6,998

See Notes to Schedules of Investments and Financial Statements.
42 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
REIT - Diversified - 0.7%
800	British Land Co., PLC	$19,915
2,000	Capitacommercial Trust	3,484
200	Hammerson PLC	4,808
100	Klepierre	15,529
100	Unibail-Rodamco	23,590
		67,326
REIT - Office Property - 1.0%
200	Great Portland Estates PLC	2,603
4	Japan Prime Realty Investment Corp.	15,364
2	Japan Real Estate Investment Corp.	22,760
3	Nippon Building Fund, Inc.	39,910
2	Nomura Real Estate Office Fund, Inc.	18,520
		99,157
REIT - Shopping Centers - 0.1%
1	Japan Retail Fund Investment Corp.	8,154
Retail - Apparel and Shoe - 1.2%
400	Hennes & Mauritz A.B. - Class B	23,141
1,500	Industria de Diseno Textil S.A.	89,919
200	Next PLC	7,609
		120,669
Retail - Discount - 0.2%
3,600	Harvey Norman Holdings, Ltd.	16,129
Retail - Jewelry - 0.4%
100	Swatch Group A.G.	30,067
200	Swatch Group, A.G.	11,647
		41,714
Retail - Major Department Stores - 1.1%
100	Arcandor A.G.*	3,063
700	Home Retail Group PLC	5,783
7,800	Marks & Spencer Group PLC	99,049
		107,895
Retail - Miscellaneous/Diversified - 0.8%
6,200	Coles Group, Ltd.	76,295
Retail - Perfume and Cosmetics - 0.1%
100	Douglas Holding A.G.	6,261
Retail - Pubs - 0.2%
1,000	Enterprise Inns PLC	13,642
300	Punch Taverns PLC	6,955
		20,597
Retail - Restaurants - 0.3%
100	Autogrill S.P.A.	2,080
800	Whitbread PLC	26,857
		28,937
Rubber - Tires - 0.6%
300	Compagnie Generale des Etablissements Michelin - Class B	39,245
600	Nokian Renkaat Oyj	19,716
		58,961
Shipbuilding - 0.2%
3,000	Mitsui Engineering & Shipbuilding Co., Ltd.	16,443
Soap and Cleaning Preparations - 1.3%
2,400	Reckitt Benckiser PLC	128,494

Shares or Principal Amount		Value
Steel - Producers - 5.7%
200	Acerinox S.A.	$5,223
3,700	BlueScope Steel, Ltd.	34,126
500	JFE Holdings, Inc.	34,328
2,700	Mittal Steel Company N.V.	165,267
14,000	Nippon Steel Corp.	105,756
3,000	Nisshin Steel Company, Ltd.	13,133
3,800	OneSteel, Ltd.	21,478
500	Rautaruukki Oyj	32,942
100	Salzgitter A.G.	20,222
500	SSAB Svenskt Stal A.B. - Class A	17,877
300	SSAB Svenskt Stal A.B. - Class B	10,151
2,000	Sumitomo Metal Industries, Ltd.	11,626
1,200	ThyssenKrupp A.G.	66,319
300	Voestapine A.G.	24,882
		563,330
Steel - Specialty - 0.1%
200	Outokumpu Oyj	6,240
Sugar - 0.1%
600	Tate & Lyle PLC	6,915
Telecommunication Equipment - 0.2%
900	Tandberg A.S.A.	20,316
Telecommunication Services - 1.4%
7,000	PCCW, Ltd.	4,286
10,000	Singapore Telecommunications, Ltd.	22,793
1,700	Tele2 A.B.	29,696
3,400	Telecom Corporation of New Zealand, Ltd.	11,748
3,100	Telenor A.S.A.*	56,590
2,000	TeliaSonera A.B.	15,150
		140,263
Telephone - Integrated - 3.2%
500	Belgacom S.A.	20,142
18,000	BT Group PLC	114,583
1	DDI Corp.	6,653
200	Deutsche Telekom A.G.	3,409
800	Elisa Oyj	22,727
200	France Telecom S.A.	5,369
4,300	Koninklijke KPN N.V.	66,382
200	Portugal Telecom SGPS S.A.	2,810
1,700	Telefonica S.A.	39,688
1,700	Telstra Corp., Ltd.	6,620
9,600	Telstra Corporation, Ltd.	25,250
		313,633
Television - 0.1%
200	British Sky Broadcasting Group PLC	2,686
300	ProSiebenSat.1 Media A.G.	11,090
		13,776
Textile - Products - 0.1%
1,000	Nisshinbo Industries, Inc.	12,361
Tobacco - 3.0%
300	Altadis S.A.	19,735
6,500	British American Tobacco PLC	209,869
600	Imperial Tobacco Group PLC	26,342
6	Japan Tobacco, Inc.	30,699
500	Swedish Match A.B.	9,785
		296,430
Tools - Hand Held - 0.1%
300	Makita Corp.	13,764

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 43

Janus Adviser INTECH Risk-Managed
International Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Toys - 2.5%
500	Nintendo Company, Ltd.	$244,848
Transportation - Marine - 1.7%
3,000	Kawasaki Kisen Kaisha, Ltd.	40,995
5,000	Mitsui O.S.K. Lines, Ltd.	78,172
3,000	Nippon Yusen Kabushiki Kaisha	30,185
1,500	Orient Overseas International, Ltd.	17,880
		167,232
Transportation - Railroad - 0.1%
1	East Japan Railway Co.	7,426
Transportation - Services - 1.6%
400	Arriva PLC	6,362
3,100	Asciano Group*	25,152
4,000	ComfortDelGro Corp., Ltd.	5,381
3,200	FirstGroup PLC	40,670
500	National Express Group PLC	11,476
2,100	Stagecoach Group PLC	8,843
600	TNT N.V.	25,653
2,800	Toll Holdings, Ltd.	33,493
		157,030
Travel Services - 0.2%
2,700	First Choice Holidays PLC	16,624
300	Thomas Cook Group PLC*	1,883
		18,507
Water - 0.3%
200	Severn Trent PLC	5,199
300	Veolia Environnement	22,223
		27,422
Water Treatment Services - 0.1%
400	Kurita Water Industries, Ltd.	12,675
Wireless Equipment - 0.1%
400	Nokia Oyj	11,442
Total Investments (total cost $9,988,742) – 99.2%		9,847,595
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		74,496
Net Assets – 100%		$9,922,091

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$1,027,202	10.4%
Austria	96,522	1.0%
Belgium	81,497	0.8%
Bermuda	79,164	0.8%
Cayman Islands	18,296	0.2%
Denmark	196,044	2.0%
Finland	184,104	1.9%
France	702,568	7.1%
Germany	708,314	7.2%
Greece	41,547	0.4%
Hong Kong	161,163	1.6%
Ireland	56,227	0.6%
Italy	217,704	2.2%
Japan	1,532,414	15.6%
Netherlands	418,765	4.2%
New Zealand	57,994	0.6%
Norway	193,307	2.0%
Portugal	163,168	1.7%
Singapore	193,113	2.0%
Spain	664,282	6.7%
Sweden	394,043	4.0%
Switzerland	463,949	4.7%
United Kingdom	2,196,208	22.3%
Total	$9,847,595	100.0%

See Notes to Schedules of Investments and Financial Statements.
44 Janus Adviser Series July 31, 2007

Statements of Assets and Liabilities

As of July 31, 2007 (all numbers in thousands except net asset value per share)	Janus Adviser INTECH Risk-Managed Growth Fund	Janus Adviser INTECH Risk-Managed Core Fund	Janus Adviser INTECH Risk-Managed Value Fund	Janus Adviser INTECH Risk-Managed International Fund(1)
Assets:
Investments at cost(2)	$1,499,709	$191,028	$50,204	$9,989
Investments at value(2)	$1,537,520	$196,480	$50,357	$9,848
Affiliated money market investments	37,487	1,988	765	–
Cash	172	107	155	41
Cash denominated in foreign currency(3)	–	–	–	49
Receivables:
Investments sold	109,750	11,115	516	–
Fund shares sold	2,269	121	143	–
Dividends	533	187	59	16
Interest	130	7	3	–
Non-interested Trustee deferred compensation	19	3	1	–
Due from adviser	–	–	–	28
Other assets	–	9	–	–
Total Assets	1,687,880	210,017	51,999	9,982
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	121,615	3,692	412	–
Investments purchased	119,815	12,180	1,090	37
Fund shares repurchased	1,978	247	63	–
Advisory fees	634	75	10	5
Transfer agent fees and expenses	20	2	1	–
Custodian fees	1	1	2	4
Registration fees	103	9	4	1
Printing expenses	6	3	3	1
Legal fees	3	3	3	1
System fees	5	5	5	2
Professional fees	9	9	8	4
Administrative services fees - Class R Shares	–	–	–	–
Administrative services fees - Class S Shares	35	10	–	1
Distribution fees - Class A Shares	11	6	–	1
Distribution fees - Class C Shares	14	21	1	2
Distribution fees - Class S Shares	35	10	–	1
Networking fees - Class A Shares	–	–	–	–
Networking fees - Class C Shares	–	–	–	–
Networking fees - Class I Shares	8	–	–	–
Non-interested Trustees' fees and expenses	2	2	2	–
Non-interested Trustee deferred compensation fees	19	3	1	–
Accrued expenses	–	–	1	–
Variation margin	231	–	–	–
Total Liabilities	244,544	16,278	1,606	60
Net Assets	$1,443,336	$193,739	$50,393	$9,922
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,324,361	$181,209	$48,087	$10,001
Undistributed net investment income/(loss)*	4,525	1,257	427	77
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	40,077	3,832	961	(15)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	74,373	7,441	918	(141)
Total Net Assets	$1,443,336	$193,739	$50,393	$9,922
Net Assets - Class A Shares	$50,000	$25,061	$538	$2,481
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,461	1,715	46	250
Net Asset Value Per Share(4)	$14.45	$14.61	$11.68	$9.93
Maximum Offering Price Per Share(5)	$15.33	$15.51	$12.39	$10.53
Net Assets - Class C Shares	$15,250	$23,963	$1,510	$2,477
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,087	1,680	130	250
Net Asset Value Per Share(4)	$14.03	$14.26	$11.61	$9.91
Net Assets - Class I Shares	$1,223,851	$97,102	$47,593	$2,484
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85,008	6,674	4,066	250
Net Asset Value Per Share	$14.40	$14.55	$11.70	$9.93
Net Assets - Class R Shares	$178	$578	$457	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12	40	39	N/A
Net Asset Value Per Share	$14.27	$14.46	$11.64	N/A
Net Assets - Class S Shares	$154,057	$47,035	$295	$2,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,725	3,234	25	250
Net Asset Value Per Share	$14.36	$14.54	$11.66	$9.92

  *  See Note 3 in Notes to Financial Statements.

  **  Shares outstanding are not in thousands.

  (1)  Period from May 2, 2007 (inception date) through July 31, 2007.

  (2)  Investment at cost and value include $118,179,626, $3,592,471 and $400,189 of securities loaned for Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund, respectively.

  (3)  Includes cost of $49,675 for Janus Adviser INTECH Risk-Managed International Fund.

  (4)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (5)  Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 45

Statements of Operations

For the fiscal year or period ended July 31, 2007 (all numbers in thousands)	Janus Adviser INTECH Risk-Managed Growth Fund	Janus Adviser INTECH Risk-Managed Core Fund	Janus Adviser INTECH Risk-Managed Value Fund	Janus Adviser INTECH Risk-Managed International Fund(1)
Investment Income:
Interest	$133	$–	$–	$3
Securities lending income	6	–	–	–
Dividends	13,559	2,613	775	99
Dividends from affiliates	2,197	129	42	8
Foreign tax withheld	–	–	–	(8)
Total Investment Income	15,895	2,742	817	102
Expenses:
Advisory fees	5,897	695	165	13
Transfer agent fees and expenses	121	14	8	1
Registration fees	319	77	69	91
Custodian fees	39	20	20	18
Professional fees	28	28	29	13
Non-interested Trustees' fees and expenses	45	12	9	–
Printing expenses	29	25	22	1
Legal fees	9	9	7	1
System fees	22	22	23	5
Distribution fees - Class A Shares	100	51	1	2
Distribution fees - Class C Shares	145	191	6	6
Distribution fees - Class R Shares	–	1	2	N/A
Distribution fees - Class S Shares	379	88	1	2
Administrative services fees - Class R Shares	–	–	1	N/A
Administrative services fees - Class S Shares	379	88	1	2
Networking fees - Class A Shares	5	8	–	–
Networking fees - Class C Shares	6	9	–	–
Networking fees - Class I Shares	121	1	1	–
Other expenses	17	8	4	1
Non-recurring costs (Note 2)	–	–	N/A	N/A
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	N/A	N/A
Total Expenses	7,661	1,347	369	156
Expense and Fee Offset	(19)	(3)	(1)	–
Net Expenses	7,642	1,344	368	156
Less: Excess Expense Reimbursement	–	(13)	(159)	(129)
Net Expenses after Expense Reimbursement	7,642	1,331	209	27
Net Investment Income/(Loss)	8,253	1,411	608	75
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	40,838	4,464	1,046	(13)
Net realized gain/(loss) from futures contracts	3,815	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	73,777	4,930	171	(141)
Payment from affiliate (Note 2)	217	9	–	–
Net Gain/(Loss) on Investments	118,647	9,403	1,217	(154)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$126,900	$10,814	$1,825	$(79)

  (1)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
46 Janus Adviser Series July 31, 2007

Statements of Changes in Net Assets

For the fiscal year or period ended July 31 (all numbers in thousands)	Janus Adviser INTECH Risk-Managed Growth Fund		Janus Adviser INTECH Risk-Managed Core Fund		Janus Adviser INTECH Risk-Managed Value Fund		Janus Adviser INTECH Risk-Managed International Fund
	2007	2006	2007	2006	2007	2006(1)	2007(2)
Operations:
Net investment income/(loss)	$8,253	$1,020	$1,411	$361	$608	$149	$75
Net realized gain/(loss) from investment transactions	40,838	(2,567)	4,464	540	1,046	(57)	(13)
Net realized gain/(loss) from futures contracts	3,815	(288)	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	73,777	(6,882)	4,930	(241)	171	747	(141)
Payment from affiliate (Note 2)	217	2	9	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	126,900	(8,715)	10,814	660	1,825	839	(79)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(101)	(22)	(50)	(54)	(5)	–	–
Class C Shares	–	–	–	(3)	(3)	–	–
Class I Shares	(4,518)	(3)	(353)	–	(317)	–	–
Class R Shares	–	–	–	–	(2)	–	N/A
Class S Shares	(128)	(22)	(76)	(53)	(3)	–	–
Net realized gain from investment transactions*
Class A Shares	–	(834)	(59)	(560)	–	–	–
Class C Shares	–	(400)	(54)	(594)	–	–	–
Class I Shares	–	(101)	(223)	(1)	(27)	–	–
Class R Shares	–	(1)	–	(1)	–	–	N/A
Class S Shares	–	(4,425)	(101)	(877)	–	–	–
Net Decrease from Dividends and Distributions	(4,747)	(5,808)	(916)	(2,143)	(357)	–	–
Capital Share Transactions:
Shares sold
Class A Shares	25,398	21,658	19,994	15,662	252	250	2,500
Class C Shares	5,992	9,049	12,470	10,001	1,287	252	2,500
Class I Shares	1,045,590	262,895	46,082	54,991	36,388	20,946	2,501
Class R Shares	162	5	703	–	175	250	N/A
Class S Shares	52,417	89,493	37,351	15,954	–	250	2,500
Redemption fees
Class I Shares	73	29	2	–	–	–	–
Class R Shares	–	–	–	–	–	–	N/A
Class S Shares	7	5	8	5	–	–	–
Reinvested dividends and distributions
Class A Shares	76	632	54	141	5	–	–
Class C Shares	–	146	20	196	3	–	–
Class I Shares	4,367	104	499	1	344	–	–
Class R Shares	–	1	–	1	3	–	N/A
Class S Shares	128	4,418	173	861	3	–	–
Shares repurchased
Class A Shares	(10,166)	(2,997)	(12,424)	(2,802)	(11)	–	–
Class C Shares	(4,407)	(6,582)	(2,361)	(6,518)	(3)	–	–
Class I Shares	(171,577)	(9,098)	(9,259)	(504)	(9,306)	(3,000)	–
Class R Shares	–	–	(134)	–	(2)	–	N/A
Class S Shares	(37,179)	(42,745)	(10,318)	(10,603)	–	–	–
Net Increase/(Decrease) from Capital Share Transactions	910,881	327,013	82,860	77,386	29,138	18,948	10,001
Net Increase/(Decrease) in Net Assets	1,033,034	312,490	92,758	75,903	30,606	19,787	9,922
Net Assets:
Beginning of period	410,302	97,812	100,981	25,078	19,787	–	–
End of period	$1,443,336	$410,302	$193,739	$100,981	$50,393	$19,787	$9,922
Undistributed net investment income/(loss)*	$4,525	$1,019	$1,257	$325	$427	$149	$77

  *  See Note 3 in Notes to Financial Statements.

  (1)  Period from December 30, 2005 (inception date) through July 31, 2006.

  (2)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 47

Financial Highlights – Class A Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Growth Fund						Janus Adviser INTECH Risk-Managed Core Fund
	2007		2006		2005(1)		2007		2006	2005(1)
Net Asset Value, Beginning of Period	$12.81		$13.32		$12.56		$13.27		$13.92	$13.18
Income from Investment Operations:
Net investment income/(loss)	.06		.06		–		.11		.12	.02
Net gain/(loss) on securities (both realized and unrealized)	1.62		.08		1.59		1.30		.66	2.20
Total from Investment Operations	1.68		.14		1.59		1.41		.78	2.22
Less Distributions and Other:
Dividends from net investment income*	(.04)		(.02)		–		(.04)		(.12)	–
Distributions from net realized gains*	–		(.63)		(.88)		(.04)		(1.31)	(1.48)
Payment from affiliate	–	(2)	–	(2)	.05		.01		–	–
Total Distributions and Other	(.04)		(.65)		(.83)		(.07)		(1.43)	(1.48)
Net Asset Value, End of Period	$14.45		$12.81		$13.32		$14.61		$13.27	$13.92
Total Return**	13.10	%(3)	0.84	%(4)	13.36	%(5)	10.73	%(6)	5.69%	17.66%
Net Assets, End of Period (in thousands)	$50,000		$30,875		$12,887		$25,061		$16,014	$3,455
Average Net Assets for the Period (in thousands)	$39,807		$22,793		$2,766		$20,360		$9,771	$825
Ratio of Gross Expenses to Average Net Assets***(7)	0.81%		0.85%		0.86%		0.85%		0.85%	0.87%
Ratio of Net Expenses to Average Net Assets***(7)	0.81%		0.85%		0.85%		0.85%		0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.54%		0.61%		0.17%		0.91%		0.78%	0.90%
Portfolio Turnover Rate***	113%		100%		106%		96%		98%	80%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Value Fund		Janus Adviser INTECH Risk-Managed International Fund
	2007	2006(8)	2007(9)
Net Asset Value, Beginning of Period	$10.64	$10.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	.16	.09	.08
Net gain/(loss) on securities (both realized and unrealized)	1.05	.55	(.15)
Total from Investment Operations	1.21	.64	(.07)
Less Distributions:
Dividends from net investment income*	(.15)	–	–
Distributions from net realized gains*	(.02)	–	–
Total Distributions	(.17)	–	–
Net Asset Value, End of Period	$11.68	$10.64	$9.93
Total Return**	11.38%	6.40%	(0.70)%
Net Assets, End of Period (in thousands)	$538	$266	$2,481
Average Net Assets for the Period (in thousands)	$414	$256	$2,490
Ratio of Gross Expenses to Average Net Assets***(7)	0.85%	0.85%	0.91%
Ratio of Net Expenses to Average Net Assets***(7)	0.85%	0.85%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.64%	1.48%	3.20%
Portfolio Turnover Rate***	71%	98%	140%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(7)  See Note 4 in Notes to Financial Statements.

(8)  Period from December 30, 2005 (inception date) through July 31, 2006.

(9)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
48 Janus Adviser Series July 31, 2007

Financial Highlights – Class C Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Growth Fund
	2007		2006		2005	2004		2003(1)
Net Asset Value, Beginning of Period	$12.51		$13.10		$12.14	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)		–		.02	(.06)		(.05)
Net gain/(loss) on securities (both realized and unrealized)	1.53		.04		1.82	1.40		1.15
Total from Investment Operations	1.51		.04		1.84	1.34		1.10
Less Distributions and Other:
Dividends from net investment income*	–		–		–	–		–
Distributions from net realized gains*	–		(.63)		(.88)	(.30)		–
Payment from affiliate	.01		–	(2)	–	–	(2)	–
Total Distributions and Other	.01		(.63)		(.88)	(.30)		–
Net Asset Value, End of Period	$14.03		$12.51		$13.10	$12.14		$11.10
Total Return**	12.15	%(3)	0.11	%(4)	15.44%	12.16	%(5)	11.00%
Net Assets, End of Period (in thousands)	$15,250		$12,131		$10,170	$5,016		$4,645
Average Net Assets for the Period (in thousands)	$14,549		$10,135		$6,173	$4,804		$3,874
Ratio of Gross Expenses to Average Net Assets***(6)	1.59%		1.60%		1.60%	1.89%		2.25%
Ratio of Net Expenses to Average Net Assets***(6)	1.59%		1.60%		1.60%	1.89%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.22)%		(0.16)%		(0.39)%	(1.06)%		(1.41)%
Portfolio Turnover Rate***	113%		100%		106%	92%		62%
For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Core Fund
	2007		2006		2005	2004		2003(1)
Net Asset Value, Beginning of Period	$13.04		$13.69		$12.62	$10.86		$10.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.04	(.04)		(.02)
Net gain/(loss) on securities (both realized and unrealized)	1.24		.65		2.51	2.00		.88
Total from Investment Operations	1.26		.67		2.55	1.96		.86
Less Distributions and Other:
Dividends from net investment income*	–		(.01)		–	–		–
Distributions from net realized gains*	(.04)		(1.31)		(1.48)	(.20)		–
Payment from affiliate	–		–		–	–	(2)	–
Total Distributions and Other	(.04)		(1.32)		(1.48)	(.20)		–
Net Asset Value, End of Period	$14.26		$13.04		$13.69	$12.62		$10.86
Total Return**	9.70%		4.87%		21.00%	18.18	%(4)	8.60%
Net Assets, End of Period (in thousands)	$23,963		$12,659		$9,497	$4,920		$4,423
Average Net Assets for the Period (in thousands)	$19,146		$8,683		$6,403	$4,746		$3,838
Ratio of Gross Expenses to Average Net Assets***(6)	1.60%		1.60%		1.61%	1.89%		2.25%
Ratio of Net Expenses to Average Net Assets***(6)	1.60%		1.60%		1.60%	1.89%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%		0.09%		0.14%	(0.53)%		(0.71)%
Portfolio Turnover Rate***	96%		98%		80%	74%		64%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from January 2, 2003 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

(6)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 49

Financial Highlights – Class C Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Value Fund		Janus Adviser INTECH Risk-Managed International Fund
	2007	2006(1)	2007(2)
Net Asset Value, Beginning of Period	$10.60	$10.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.04	.06
Net gain/(loss) on securities (both realized and unrealized)	1.05	.56	(.15)
Total from Investment Operations	1.12	.60	(.09)
Less Distributions:
Dividends from net investment income*	(.09)	–	–
Distributions from net realized gains*	(.02)	–	–
Total Distributions	(.11)	–	–
Net Asset Value, End of Period	$11.61	$10.60	$9.91
Total Return**	10.52%	6.00%	(0.90)%
Net Assets, End of Period (in thousands)	$1,510	$267	$2,477
Average Net Assets for the Period (in thousands)	$577	$256	$2,487
Ratio of Gross Expenses to Average Net Assets***(3)	1.61%	1.60%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.60%	1.60%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.80%	0.73%	2.45%
Portfolio Turnover Rate***	71%	98%	140%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through July 31, 2006.

(2)  Period from May 2, 2007 (inception date) through July 31, 2007.

(3)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
50 Janus Adviser Series July 31, 2007

Financial Highlights – Class I Shares

For a share outstanding during the fiscal year ended July 31, 2007 and the period ended July 31, 2006	Janus Adviser INTECH Risk-Managed Growth Fund			Janus Adviser INTECH Risk-Managed Core Fund
	2007		2006(1)	2007	2006(1)
Net Asset Value, Beginning of Period	$12.76		$13.52	$13.23	$14.23
Income from Investment Operations:
Net investment income/(loss)	.08		.05	.14	.19
Net gain/(loss) on securities (both realized and unrealized)	1.63		(.16)	1.29	.26
Total from Investment Operations	1.71		(.11)	1.43	.45
Less Distributions and Other:
Dividends from net investment income*	(.07)		(.02)	(.07)	(.14)
Distributions from net realized gains*	–		(.63)	(.04)	(1.31)
Redemption fees	–	(2)	– (2)	– (2)	–
Payment from affiliate	–	(3)	–	–	–
Total Distributions and Other:	(.07)		(.65)	(.11)	(1.45)
Net Asset Value, End of Period	$14.40		$12.76	$14.55	$13.23
Total Return**	13.39	%(4)	(0.99)%	10.86%	3.21%
Net Assets, End of Period (in thousands)	$1,223,851		$245,807	$97,102	$54,444
Average Net Assets for the Period (in thousands)	$981,873		$99,407	$80,009	$32,814
Ratio of Gross Expenses to Average Net Assets***(5)	0.56%		0.60%	0.59%	0.60%
Ratio of Net Expenses to Average Net Assets***(5)	0.56%		0.60%	0.59%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%		0.83%	1.19%	0.93%
Portfolio Turnover Rate***	113%		100%	96%	98%

For a share outstanding during the fiscal year ended July 31, 2007 and the period ended July 31, 2006	Janus Adviser INTECH Risk-Managed Value Fund		Janus Adviser INTECH Risk-Managed International Fund
	2007	2006(6)	2007(7)
Net Asset Value, Beginning of Period	$10.66	$10.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	.20	.08	.09
Net gain/(loss) on securities (both realized and unrealized)	1.04	.58	(.16)
Total from Investment Operations	1.24	.66	(.07)
Less Distributions
Dividends from net investment income*	(.18)	–	–
Distributions from net realized gains*	(.02)	–	–
Redemption fees	–	–	–
Total Distributions	(.20)	–	–
Net Asset Value, End of Period	$11.70	$10.66	$9.93
Total Return**	11.58%	6.60%	(0.70)%
Net Assets, End of Period (in thousands)	$47,593	$18,723	$2,484
Average Net Assets for the Period (in thousands)	$31,496	$14,266	$2,491
Ratio of Gross Expenses to Average Net Assets***(5)	0.60%	0.61%	0.66%
Ratio of Net Expenses to Average Net Assets***(5)	0.60%	0.60%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.87%	1.70%	3.45%
Portfolio Turnover Rate***	71%	98%	140%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $0.01 per share for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from December 30, 2005 (inception date) through July 31, 2006.

(7)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 51

Financial Highlights – Class R Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Growth Fund				Janus Adviser INTECH Risk-Managed Core Fund
	2007		2006	2005(1)	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$12.69		$13.24	$12.56	$13.20	$13.86	$13.18
Income from Investment Operations:
Net investment income/(loss)	–		.01	(.01)	–	.05	.04
Net gain/(loss) on securities (both realized and unrealized)	1.58		.07	1.57	1.32	.66	2.12
Total from Investment Operations	1.58		.08	1.56	1.32	.71	2.16
Less Distributions and Other:
Dividends from net investment income*	–		–	–	(.02)	(.06)	–
Distributions from net realized gains*	–		(.63)	(.88)	(.04)	(1.31)	(1.48)
Redemption fees	–		–	–	–	–	–
Payment from affiliate	–	(2)	–	–	–	–	–
Total Distributions and Other	–		(.63)	(.88)	(.06)	(1.37)	(1.48)
Net Asset Value, End of Period	$14.27		$12.69	$13.24	$14.46	$13.20	$13.86
Total Return**	12.45	%(3)	0.42%	12.69%	10.03%	5.15%	17.17%
Net Assets, End of Period (in thousands)	$178		$16	$11	$578	$12	$12
Average Net Assets for the Period (in thousands)	$22		$13	$11	$179	$12	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.34%		1.35%	1.35%	1.30%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(4)	1.33%		1.35%	1.35%	1.30%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%		0.09%	(0.10)%	0.30%	0.37%	0.38%
Portfolio Turnover Rate***	113%		100%	106%	96%	98%	80%

For a share outstanding during the period ended July 31, 2007 and the period ended July 31, 2006	Janus Adviser INTECH Risk-Managed Value Fund
	2007	2006(5)
Net Asset Value, Beginning of Period	$10.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	.06
Net gain/(loss) on securities (both realized and unrealized)	1.04	.55
Total from Investment Operations	1.15	.61
Less Distributions:
Dividends from net investment income*	(.10)	–
Distributions from net realized gains*	(.02)	–
Redemption fees	–	–
Total Distributions	(.12)	–
Net Asset Value, End of Period	$11.64	$10.61
Total Return**	10.77%	6.10%
Net Assets, End of Period (in thousands)	$457	$265
Average Net Assets for the Period (in thousands)	$324	$255
Ratio of Gross Expenses to Average Net Assets***(4)	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(4)	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.14%	0.98%
Portfolio Turnover Rate***	71%	98%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by 0.03%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.
52 Janus Adviser Series July 31, 2007

Financial Highlights – Class S Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Growth Fund								Janus Adviser INTECH Risk-Managed Core Fund
	2007		2006		2005	2004		2003(1)	2007	2006	2005	2004		2003(1)
Net Asset Value, Beginning of Period	$12.75		$13.28		$12.24	$11.13		$10.00	$13.25	$13.88	$12.72	$10.89		$10.00
Income from Investment Operations:
Net investment income/(loss)	.04		.03		.01	–		.01	.04	.06	.05	.03		.01
Net gain/(loss) on securities (both realized and unrealized)	1.58		.07		1.91	1.41		1.12	1.32	.70	2.59	1.96		.88
Total from Investment Operations	1.62		.10		1.92	1.41		1.13	1.36	.76	2.64	1.99		.89
Less Distributions and Other:
Dividends from net investment income*	(.01)		–		–	–		–	(.03)	(.08)	–	–		–
Distributions from net realized gains*	–		(.63)		(.88)	(.30)		–	(.04)	(1.31)	(1.48)	(.20)		–
Redemption fees	–	(2)	–	(2)	– (2)	–	(2)	– (2)	– (2)	– (2)	– (2)	–	(2)	–
Payment from affiliate	–	(3)	–	(3)	–	–	(3)	–	–	–	–	.04		–
Total Distributions and Other	(.01)		(.63)		(.88)	(.30)		–	(.07)	(1.39)	(1.48)	(.16)		–
Net Asset Value, End of Period	$14.36		$12.75		$13.28	$12.24		$11.13	$14.54	$13.25	$13.88	$12.72		$10.89
Total Return**	12.72	%(4)	0.59	%(5)	15.98%	12.77	%(6)	11.30%	10.33%	5.50%	21.58%	18.77	%(7)	8.90%
Net Assets, End of Period (in thousands)	$154,057		$121,473		$74,744	$46,376		$33,960	$47,035	$17,852	$12,114	$7,338		$7,135
Average Net Assets for the Period (in thousands)	$151,536		$97,158		$56,612	$40,172		$8,949	$35,257	$12,369	$8,971	$7,111		$4,192
Ratio of Gross Expenses to Average Net Assets***(8)	1.05%		1.10%		1.10%	1.39%		1.75%	1.08%	1.10%	1.10%	1.39%		1.75%
Ratio of Net Expenses to Average Net Assets***(8)	1.05%		1.10%		1.10%	1.39%		1.75%	1.08%	1.10%	1.10%	1.39%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%		0.35%		0.12%	(0.57)%		(1.00)%	0.69%	0.58%	0.64%	(0.03)%		(0.25)%
Portfolio Turnover Rate***	113%		100%		106%	92%		62%	96%	98%	80%	74%		64%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Value Fund		Janus Adviser INTECH Risk-Managed International Fund
	2007	2006(9)	2007(10)
Net Asset Value, Beginning of Period	$10.63	$10.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	.17	.07	.07
Net gain/(loss) on securities (both realized and unrealized)	1.00	.56	(.15)
Total from Investment Operations	1.17	.63	(.08)
Less Distributions and Other:
Dividends from net investment income*	(.12)	–	–
Distributions from net realized gains*	(.02)	–	–
Redemption fees	–	–	–
Total Distributions and Other	(.14)	–	–
Net Asset Value, End of Period	$11.66	$10.63	$9.92
Total Return**	11.00%	6.30%	(0.80)%
Net Assets, End of Period (in thousands)	$295	$266	$2,480
Average Net Assets for the Period (in thousands)	$294	$256	$2,489
Ratio of Gross Expenses to Average Net Assets***(8)	1.10%	1.10%	1.16%
Ratio of Net Expenses to Average Net Assets***(8)	1.10%	1.10%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.43%	1.23%	2.95%
Portfolio Turnover Rate***	71%	98%	140%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from January 2, 2003 (inception date) through July 31, 2003.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregate less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

(8)  See Note 4 in Notes to Financial Statements.

(9)  Period from December 30, 2005 (inception date) through July 31, 2006.

(10)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 53

Notes to Schedules of Investments

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor's (''S&P'') 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, options contracts, and/or securities with extended settlement dates.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan at July 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

54 Janus Adviser Series July 31, 2007

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, options contracts, and/or securities with extended settlement dates as of July 31, 2007 are noted below.

Fund	Aggregate Value
Janus Adviser INTECH Risk-Managed Growth Fund	$1,985,608

ºº Schedule of Fair Valued Securities (As of July 31, 2007)

	Value	Value as a % of Net Assets
Janus Adviser INTECH Risk-Managed International Fund
Rinker Group, Ltd.	$9,307	0.1%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Janus Adviser Series July 31, 2007 55

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-six funds, which include multiple series of shares with differing investment objectives and policies.

The Funds invest primarily in equity securities. Each of the Funds is classified as diversified as defined in the 1940 Act.

Each Fund in this report, except Janus Adviser INTECH Risk-Managed International Fund, currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may offer only one class of shares. Janus Adviser INTECH Risk-Managed International Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. To the extent that foreign securities may be included in its respective benchmark index for each Fund, foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date, and may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both

56 Janus Adviser Series July 31, 2007

realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Fund's lending agent for the period August 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Funds.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2007, the following Fund had on loan securities valued as indicated:

Fund	Value at July 31, 2007
Janus Adviser INTECH Risk-Managed Growth Fund	$118,179,626
Janus Adviser INTECH Risk-Managed Core Fund	3,592,471
Janus Adviser INTECH Risk-Managed Value Fund	400,189

As of July 31, 2007, the following Fund received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at July 31, 2007
Janus Adviser INTECH Risk-Managed Growth Fund	$121,614,970
Janus Adviser INTECH Risk-Managed Core Fund	3,692,100
Janus Adviser INTECH Risk-Managed Value Fund	412,150

As of July 31, 2007, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the fiscal year ended July 31, 2007, there were no securities lending agreements for Janus Adviser INTECH Risk-Managed International Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended July 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Futures Contracts

Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of

Janus Adviser Series July 31, 2007 57

Notes to Financial Statements (continued)

Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of July 31, 2007, Janus Adviser INTECH Risk-Managed Growth Fund was invested in futures contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exists. As of July 31, 2007, the Funds were not invested in restricted securities.

Dividend Distributions

The Funds generally declare and distribute dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation was effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based upon the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Funds' financial condition and results of operations.

58 Janus Adviser Series July 31, 2007

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Adviser INTECH Risk-Managed Growth Fund	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed Core Fund	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed Value Fund	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed International Fund	All Asset Levels	0.55

For Janus Adviser INTECH Risk-Managed Core Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Adviser INTECH Risk-Managed Core Fund	S&P 500® Index

Only the base fee rate applied until January 2007 for Janus Adviser INTECH Risk-Managed Core Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consist of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for Janus Adviser INTECH Risk-Managed Core Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative of its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Class A Shares for the Fund against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

The Fund's prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance adjustment. During the fiscal year ended July 31, 2007, Janus Adviser INTECH Risk-Managed Core Fund recorded a negative Performance Adjustment of $77,050.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to the Funds. Janus Capital indirectly owns approximately 86.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund. For Janus Adviser INTECH Risk-Managed Core Fund, Janus Capital pays INTECH a subadvisory fee equal to 0.26% of the Fund's average daily net assets during the previous month plus or minus one-half of any performance fee adjustment paid to Janus Capital by the Fund pursuant to the Fund's investment advisory agreement. The performance adjustment impacts the current subadvisory fee as of January 1, 2007, when the performance

Janus Adviser Series July 31, 2007 59

Notes to Financial Statements (continued)

adjustment took effect. Additionally, for Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund, INTECH has agreed to waive, in whole or in part, the subadvisory fees paid by Janus Capital to the extent that Janus Capital is waiving its advisory fee.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2008 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Janus Adviser INTECH Risk-Managed Growth Fund	0.60
Janus Adviser INTECH Risk-Managed Core Fund	0.60
Janus Adviser INTECH Risk-Managed Value Fund	0.60
Janus Adviser INTECH Risk-Managed International Fund	0.65

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser INTECH Risk-Managed Value Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal year ended July 31, 2007, total reimbursement by Janus Capital was $159,469 for Janus Adviser INTECH Risk-Managed Value Fund. As of July 31, 2007, the recoupment that may be potentially made to Janus Capital is $369,471.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser INTECH Risk-Managed International Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal period ended July 31, 2007, total reimbursement by Janus Capital was $129,194 for Janus Adviser INTECH Risk-Managed International Fund. As of July 31, 2007, the recoupment that may be potentially made to Janus Capital is $129,194.

During the fiscal year ended July 31, 2007, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2007
Janus Adviser INTECH Risk-Managed Growth Fund – Class A Shares	$7,895
Janus Adviser INTECH Risk-Managed Growth Fund – Class C Shares	3,041
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	165,889
Janus Adviser INTECH Risk-Managed Growth Fund – Class R Shares	4
Janus Adviser INTECH Risk-Managed Growth Fund – Class S Shares	31,205

During the fiscal years ended July 31, 2007 and July 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

60 Janus Adviser Series July 31, 2007

Fund	For the fiscal year ended July 31, 2007
Janus Adviser INTECH Risk-Managed Growth Fund – Class A Shares	$110
Janus Adviser INTECH Risk-Managed Growth Fund – Class C Shares	3,218
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	786
Janus Adviser INTECH Risk-Managed Growth Fund – Class S Shares	4,509
Janus Adviser INTECH Risk-Managed Core Fund – Class A Shares	9,018
Fund	For the fiscal year ended July 31, 2006
Janus Adviser INTECH Risk-Managed Growth Fund – Class A Shares	$285
Janus Adviser INTECH Risk-Managed Growth Fund – Class C Shares	484
Janus Adviser INTECH Risk-Managed Growth Fund – Class S Shares	935

For the fiscal year ended July 31, 2007, Janus Capital assumed $35,302 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund. Additionally, all future non-recurring costs will be allocated to all Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $56,262 was paid by the Trust during the fiscal year ended July 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustee deferred compensation," and a liability, "Non-interested Trustee deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year or period ended July 31, 2007 are included in "Non-interested Trustee fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2007.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2007, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Fund (Class A Shares)	Contingent Deferred Sales Charges
Janus Adviser INTECH Risk-Managed Growth Fund	$984
Janus Adviser INTECH Risk-Managed Core Fund	30,000

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the fiscal year ended July 31, 2007, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser INTECH Risk-Managed Growth Fund	$3,573
Janus Adviser INTECH Risk-Managed Core Fund	2,212
Janus Adviser INTECH Risk-Managed Value Fund	10

Class A Shares include a 5.75% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries.

During fiscal year ended July 31, 2007, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser INTECH Risk-Managed Growth Fund	$9,936
Janus Adviser INTECH Risk-Managed Core Fund	16,619
Janus Adviser INTECH Risk-Managed Value Fund	1,035

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund and Class I Shares and Class S Shares of Janus Adviser INTECH Risk-Managed International Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for

Janus Adviser Series July 31, 2007 61

Notes to Financial Statements (continued)

as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the fiscal year ended July 31, 2007 are indicated in the table below:

Fund	Redemption Fees
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	$73,151
Janus Adviser INTECH Risk-Managed Growth Fund – Class S Shares	7,331
Janus Adviser INTECH Risk-Managed Core Fund – Class I Shares	1,599
Janus Adviser INTECH Risk-Managed Core Fund – Class S Shares	7,614

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2007 as indicated in the table below.

Fund	Seed Capital at 7/31/2006	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 7/31/2007
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	10,000	–	–	(10,000)	12/18/06	–
Janus Adviser INTECH Risk-Managed Growth Fund - Class R Shares	10,000	–	–	–	–	10,000
Janus Adviser INTECH Risk-Managed Core Fund - Class I Shares	10,000	–	–	(10,000)	12/18/06	–
Janus Adviser INTECH Risk-Managed Core Fund - Class R Shares	10,000	–	–	–	–	10,000
Janus Adviser INTECH Risk-Managed Value Fund - Class A Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	6,123,682	–	–	(6,123,682)	12/19/06	–
Janus Adviser INTECH Risk-Managed Value Fund - Class R Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed International Fund - Class A Shares	–	2,500,000	5/1/07	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class C Shares	–	2,500,000	5/1/07	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class I Shares	–	2,500,000	5/1/07	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class S Shares	–	2,500,000	5/1/07	–	–	2,500,000

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Fund	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 7/31/07
Janus Government Money Market Fund
Janus Adviser INTECH Risk-Managed Growth Fund	$38,556,467	$40,988,800	$26,020	$–
Janus Adviser INTECH Risk-Managed Core Fund	89,307	174,247	40	–
Janus Adviser INTECH Risk-Managed Value Fund	9,174	55,994	9	–
Janus Adviser INTECH Risk-Managed International Fund	–	–	–	–
	$38,654,948	$41,219,041	$26,069	$–
Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser INTECH Risk-Managed Growth Fund	$62,534,434	$43,606,621	$639,260	$18,927,813
Janus Adviser INTECH Risk-Managed Core Fund	5,941,364	5,188,462	26,076	752,902
Janus Adviser INTECH Risk-Managed Value Fund	2,781,958	2,327,806	12,364	454,152
Janus Adviser INTECH Risk-Managed International Fund	37,676	37,676	229	–
	$71,295,432	$51,160,565	$677,929	$20,134,867
Janus Institutional Cash Reserves Fund
Janus Adviser INTECH Risk-Managed Growth Fund	$302,554,050	$311,722,445	$692,743	$–
Janus Adviser INTECH Risk-Managed Core Fund	14,969,037	16,119,846	23,644	–
Janus Adviser INTECH Risk-Managed Value Fund	4,586,228	4,637,211	8,985	–
Janus Adviser INTECH Risk-Managed International Fund	–	–	–	–
	$322,109,315	$332,479,502	$725,372	$–
Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser INTECH Risk-Managed Growth Fund	$166,541,829	$147,982,379	$172,765	$18,559,450
Janus Adviser INTECH Risk-Managed Core Fund	31,760,988	30,525,538	29,762	1,235,450
Janus Adviser INTECH Risk-Managed Value Fund	14,576,794	14,266,194	8,914	310,600
Janus Adviser INTECH Risk-Managed International Fund	10,471,877	10,471,877	8,052	–
	$223,351,488	$203,245,988	$219,493	$20,105,500
Janus Money Market Fund - Institutional Shares
Janus Adviser INTECH Risk-Managed Growth Fund	$275,396,717	$281,823,988	$666,262	$–
Janus Adviser INTECH Risk-Managed Core Fund	38,064,759	39,717,010	49,877	–
Janus Adviser INTECH Risk-Managed Value Fund	9,997,878	10,293,074	11,809	–
Janus Adviser INTECH Risk-Managed International Fund	–	–	–	–
	$323,459,354	$331,834,072	$727,948	$–

62 Janus Adviser Series July 31, 2007

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Funds noted below have incurred "Post-October" losses during the period November 1, 2006 through July 31, 2007. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2008.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments and deferred directors fee compensation. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Adviser INTECH Risk-Managed Growth Fund	$16,339,838	$30,069,429	$–	$–	$(10,883)	$72,576,596
Janus Adviser INTECH Risk-Managed Core Fund	1,259,035	4,116,381	–	–	(1,383)	7,155,720
Janus Adviser INTECH Risk-Managed Value Fund	1,066,754	424,039	–	–	(294)	815,370
Janus Adviser INTECH Risk-Managed International Fund	80,155	–	–	(11,736)	179	(147,698)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Adviser INTECH Risk-Managed Growth Fund	$1,502,430,021	$116,260,550	$(43,683,954)
Janus Adviser INTECH Risk-Managed Core Fund	191,312,244	14,312,241	(7,156,521)
Janus Adviser INTECH Risk-Managed Value Fund	50,306,681	3,582,009	(2,766,639)
Janus Adviser INTECH Risk-Managed International Fund	9,995,293	370,146	(517,844)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2007	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Adviser INTECH Risk-Managed Growth Fund	$4,748,041	$–	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	482,707	433,358	–	–
Janus Adviser INTECH Risk-Managed Value Fund	358,327	–	–	–
Janus Adviser INTECH Risk-Managed International Fund(1)	–	–	–	–

(1) Period from May 2, 2007 (inception date) through July 31, 2007.

For the fiscal year ended July 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Adviser INTECH Risk-Managed Growth Fund	$2,517,557	$3,290,606	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	408,515	1,733,954	–	–
Janus Adviser INTECH Risk-Managed Value Fund	–	–	–	–

Janus Adviser Series July 31, 2007 63

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares						Class C Shares								Class I Shares
Fund	2007(1)		2006(1)		2005(1)		2007(1)		2006(1)		2005(1)	2004(1)	2003		2007(1)		2006(1)
Janus Adviser INTECH Risk-Managed Growth Fund	0.81%		0.91%		0.93	%(2)	1.59%		1.64%		1.84%	2.04%	3.60	%(3)	0.56%		0.61	%(4)
Janus Adviser INTECH Risk-Managed Core Fund	0.88%		1.24%		1.53	%(2)	1.64%		1.99%		2.68%	3.02%	4.08	%(3)	0.59%		0.84	%(4)
Janus Adviser INTECH Risk-Managed Value Fund	1.35%		3.67	%(5)	N/A		2.05%		4.42	%(5)	N/A	N/A	N/A		1.09%		2.91	%(5)
Janus Adviser INTECH Risk-Managed International Fund	6.11	%(6)	N/A		N/A		6.86	%(6)	N/A		N/A	N/A	N/A		5.86	%(6)	N/A

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from January 2, 2003 (inception date) through July 31, 2003.

  (4)  Period from November 28, 2005 (inception date) through July 31, 2006.

  (5)  Period from December 30, 2005 (inception date) through July 31, 2006.

  (6)  Period from May 2, 2007 (inception date) through July 31, 2007.

64 Janus Adviser Series July 31, 2007

	Class R Shares					Class S Shares
Fund	2007(1)	2006(1)		2005(1)		2007(1)		2006(1)		2005(1)	2004(1)	2003		2002
Janus Adviser INTECH Risk-Managed Growth Fund	1.34%	1.39%		1.53	%(2)	1.05%		1.15%		1.27%	1.53%	2.50	%(3)	N/A
Janus Adviser INTECH Risk-Managed Core Fund	1.30%	1.78%		2.41	%(2)	1.08%		1.50%		2.13%	2.53%	3.58	%(3)	N/A
Janus Adviser INTECH Risk-Managed Value Fund	1.85%	4.17	%(5)	N/A		1.62%		3.92	%(5)	N/A	N/A	N/A		N/A
Janus Adviser INTECH Risk-Managed International Fund	N/A	N/A		N/A		6.36	%(6)	N/A		N/A	N/A	N/A		N/A

Janus Adviser Series July 31, 2007 65

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Growth Fund		Janus Adviser INTECH Risk-Managed Core Fund		Janus Adviser INTECH Risk-Managed Value Fund
(all numbers in thousands)	2007	2006(1)	2007	2006(1)	2007	2006(2)
Transactions in Fund Shares - Class A Shares
Shares sold	1,759	1,622	1,359	1,157	22	25
Reinvested dividends and distributions	5	48	4	11	–	–
Shares repurchased	(713)	(227)	(855)	(209)	(1)	–
Net Increase/(Decrease) in Fund Shares	1,051	1,443	508	959	21	25
Shares Outstanding, Beginning of Period	2,410	967	1,207	248	25	–
Shares Outstanding, End of Period	3,461	2,410	1,715	1,207	46	25
Transactions in Fund Shares - Class C Shares
Shares sold	439	695	872	750	105	25
Reinvested dividends and distributions	–	11	2	15	–	–
Shares repurchased	(322)	(513)	(165)	(488)	–	–
Net Increase/(Decrease) in Fund Shares	117	193	709	277	105	25
Shares Outstanding, Beginning of Period	970	777	971	694	25	–
Shares Outstanding, End of Period	1,087	970	1,680	971	130	25
Transactions in Fund Shares - Class I Shares
Shares sold	77,424	19,946	3,149	4,154	3,065	2,045
Reinvested dividends and distributions	313	8	35	–	30	–
Shares repurchased	(11,987)	(696)	(626)	(38)	(786)	(288)
Net Increase/(Decrease) in Fund Shares	65,750	19,258	2,558	4,116	2,309	1,757
Shares Outstanding, Beginning of Period	19,258	–	4,116	–	1,757	–
Shares Outstanding, End of Period	85,008	19,258	6,674	4,116	4,066	1,757
Transactions in Fund Shares - Class R Shares
Shares sold	11	–	48	–	14	25
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	–	–	(9)	–	–	–
Net Increase/(Decrease) in Fund Shares	11	–	39	–	14	25
Shares Outstanding, Beginning of Period	1	1	1	1	25	–
Shares Outstanding, End of Period	12	1	40	1	39	25
Transactions in Fund Shares - Class S Shares
Shares sold	3,816	6,805	2,562	1,185	–	25
Reinvested dividends and distributions	9	335	12	65	–	–
Shares repurchased	(2,630)	(3,240)	(687)	(776)	–	–
Net Increase/(Decrease) in Fund Shares	1,195	3,900	1,887	474	–	25
Shares Outstanding, Beginning of Period	9,530	5,630	1,347	873	25	–
Shares Outstanding, End of Period	10,725	9,530	3,234	1,347	25	25

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – Class I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

(2)  Period from December 30, 2005 (inception date) through July 31, 2006.

66 Janus Adviser Series July 31, 2007

For the fiscal period ended July 31, 2007	Janus Adviser INTECH Risk Managed International Fund
(all numbers in thousands)	2007(1)
Transactions in Fund Shares - Class A Shares
Shares sold	250
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	250
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	250
Transactions in Fund Shares - Class C Shares
Shares sold	250
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	250
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	250
Transactions in Fund Shares - Class I Shares
Shares sold	250
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	250
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	250
Transactions in Fund Shares - Class S Shares
Shares sold	250
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	250
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	250

  (1)  Period from May 2, 2007 (inception date) through July 31, 2007.

Janus Adviser Series July 31, 2007 67

Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year or period ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser INTECH Risk-Managed Growth Fund	$2,198,089,376	$1,275,678,244	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	229,835,112	146,242,781	–	–
Janus Adviser INTECH Risk-Managed Value Fund	52,076,538	22,792,981	–	–
Janus Adviser INTECH Risk-Managed International Fund(1)		12,590,263	2,588,575

(1)  Period from May 2, 2007 (inception date) through July 31, 2007.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities

68 Janus Adviser Series July 31, 2007

commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Adviser Series July 31, 2007 69

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser INTECH Risk-Managed Growth Fund (formerly Janus Adviser Risk-Managed Growth Fund), Janus Adviser INTECH Risk-Managed Core Fund (formerly Janus Adviser Risk-Managed Core Fund), Janus Adviser INTECH Risk-Managed Value Fund, and Janus Adviser INTECH Risk-Managed International Fund (four of the portfolios constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2007 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
September 14, 2007

70 Janus Adviser Series July 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

For Janus Adviser INTECH Risk-Managed International Fund

The Trustees of Janus Adviser Series, more than eighty-five percent of whom ("Independent Trustees") have never been affiliated with the investment adviser of Janus Adviser INTECH Risk-Managed International Fund (the "New Fund"), considered the proposed investment advisory agreement and subadvisory agreement for the New Fund. In the course of their consideration of those agreements the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital and Enhanced Investment Technologies, LLC ("INTECH") in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on March 16, 2007, approved the investment advisory agreement and subadvisory agreement for the New Fund for an initial term through February 1, 2009.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

Nature, Extent and Quality of Services

The Trustees' analysis of the nature, extent, and quality of Janus Capital's and INTECH's proposed services to the New Fund took into account the investment objective and strategies of the New Fund and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed Janus Capital's and INTECH's resources and key personnel, especially those who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital and INTECH, such as selecting broker-dealers for executing portfolio transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital and INTECH to the New Fund were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement, and that the New Fund was likely to benefit from services provided under its agreements with Janus Capital and INTECH. They also concluded that the quality of Janus Capital's and INTECH's services to the other Funds for which each serves as an investment adviser or subadviser has generally been good. In reaching their conclusions, the Trustees considered (i) information provided by Janus Capital and INTECH for their consideration of the proposed agreements and in connection with the Independent Trustees' consideration of the continuation of other investment advisory agreements and subadvisory agreements entered into with Janus Capital and INTECH on behalf of other Funds; and (ii) the key factors identified in materials previously provided by their independent counsel. They also concluded that the financial condition of each of Janus Capital and INTECH is sound.

Costs of Services Provided/Economies of Scale

The Trustees examined the fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by Lipper, an independent provider of investment company data.

Janus Adviser Series July 31, 2007 71

Additional Information (unaudited) (continued)

The Trustees considered the methodology used by INTECH in determining compensation payable to the portfolio managers and the competition for investment management talent, and they also considered the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into account the expense limitations agreed to by Janus Capital and INTECH, was more favorable than the median expense ratio of its peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients with similar investment strategies. The Trustees also concluded that, until there was significant growth in the New Fund's assets, it was premature to attempt to analyze potential future economies of scale.

Benefits Derived from the Relationship with the New Fund

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund's Class S Shares for its services to the New Fund. The Trustees also considered Janus Capital's use of commissions to obtain research products and services that could potentially benefit the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital and INTECH may potentially benefit from their relationship with one another in other ways. They concluded that Janus Capital and INTECH may potentially benefit from the receipt of proprietary research products and services that could be acquired through commissions paid on portfolio transactions of the New Fund or other Funds in the Janus complex, and that the New Fund may potentially benefit from Janus Capital's and INTECH's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital or INTECH. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements. They also concluded that success of the New Fund could attract other business to Janus Capital, its other Funds, or INTECH and that the success of Janus Capital or INTECH could enhance Janus Capital's and/or INTECH's ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Fund's agreements was in the best interests of the New Fund and its shareholders.

72 Janus Adviser Series July 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2006 or estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2B. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

Janus Adviser Series July 31, 2007 73

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

74 Janus Adviser Series July 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2007:

Capital Gain Distributions

Janus Adviser INTECH Risk-Managed Core Fund	$433,358

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income
Janus Adviser INTECH Risk-Managed International Fund	$7,463	$98,509

Dividends Received Deduction Percentage

Fund
Janus Adviser INTECH Risk-Managed Growth Fund	76%
Janus Adviser INTECH Risk-Managed Core Fund	100%
Janus Adviser INTECH Risk-Managed Value Fund	65%

Qualified Dividend Income

Fund
Janus Adviser INTECH Risk-Managed Growth Fund	75%
Janus Adviser INTECH Risk-Managed Core Fund	100%
Janus Adviser INTECH Risk-Managed Value Fund	64%
Janus Adviser INTECH Risk-Managed International Fund	100%

Janus Adviser Series July 31, 2007 75

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) and Vice President of Asian Cultural Council.	73		Director of F.B. Heron Foundation (a private grant-making foundation).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

76 Janus Adviser Series July 31, 2007

Trustees (cont.)

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Adviser Series July 31, 2007 77

Trustees and Officers (unaudited) (continued)

Officers

Name, Address and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006); and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital; President of Janus Services LLC; and Director of Capital Group Partner, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Treasurer, and Principal Accounting Officer Chief Financial Officer	2/05-Present 3/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

78 Janus Adviser Series July 31, 2007

Notes

Janus Adviser Series July 31, 2007 79

Notes

80 Janus Adviser Series July 31, 2007

Notes

Janus Adviser Series July 31, 2007 81

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (8/07)

C-0807-1103  108-02-700 08-07

2007 Annual Report

Janus Adviser Series

Value

Janus Adviser Mid Cap Value Fund

Janus Adviser Small Company Value Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Value

Mid Cap Value Fund	2

Small Company Value Fund	11

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	22

Notes to Schedules of Investments	27

Notes to Financial Statements	28

Report of Independent Registered Public Accounting Firm	43

Additional Information	44

Explanations of Charts, Tables and Financial Statements	45

Designation Requirements	48

Trustees and Officers	49

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2007 to July 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2008. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series July 31, 2007 1

Janus Adviser Mid Cap Value
Fund (unaudited)

Managed by Perkins, Wolf, McDonnell and Company, LLC

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

The stock market's rally at the end of 2006 extended into 2007 as it became apparent that the Federal Reserve (Fed) was not likely to raise interest rates, earnings exceeded expectations, and stock buybacks and mergers and acquisitions (M&A) activity accelerated to record levels. However, in June the rally stalled as it became clear that the Fed was not likely to cut interest rates in the near term, and subprime lending problems were having a greater impact on housing, credit availability and overall sensitivity to risk.

For the 12 months ended July 31, 2007, Janus Adviser Mid Cap Value Fund's Class S Shares advanced 17.93% while the Fund's benchmark, the Russell Midcap® Value Index, advanced 15.94%. During the same time the S&P 500® Index advanced 16.13% and the S&P MidCap 400 Index was up 16.73%.

The Fund's outperformance relative to its primary benchmark was broad-based, as it had positive relative contributions for nine of the 10 major market sectors for the most recent six months and seven of the 10 for the fiscal year. The largest positive relative contribution came from financials, the largest sector in the benchmark and its poorest performer in the period. We have been underweighted in this sector for the last few years primarily because real estate investment trusts (REITs) had exhibited historically high valuations. Thus our financial stocks contributed to performance during the period, though the sector detracted from the Index, which was more burdened by a meaningful correction on REIT prices (about 20% from the early February peak in the REIT index).

After a relatively lackluster preceding six months, the energy sector was among the strongest areas of the market in the latter six months of the period. Our overweighting in this sector, which dates from the Fund's first year, benefited from oil prices rebounding to the $70-per-barrel price range. Although we always remind ourselves that commodity prices are likely to remain volatile, we are maintaining our substantial overweighting in energy as we believe that the long-term supply/demand relationship for energy is positive, and that the stocks do not reflect their underlying asset values. The final factor in our outperformance was the high level of M&A activity in a broad array of industries, which helped us as it has often done.

Our relative sector weightings rarely change dramatically and are more a function of the individual valuations we find within a group, rather than a reflection of a macro view of the market. Our long-standing basic criteria in stock selection are to find companies with strong balance sheets, significant free cash flow and positive long-term earnings prospects that are selling at below-normal valuations. In this context, we are looking for stocks that have greater price appreciation potential than downside price risk; that is, favorable risk/reward relationships. In the past, this has often led us to strong companies that were temporarily out of investor favor, but which we felt had good long-term outlooks. Interestingly, these are some of the characteristics that appeal to private equity investors. It also helps explain why there has been consistently significant buyout activity in the Fund.

Contributors to Performance

For the 12-month period, AllianceBernstein Holdings, our largest holding, was our biggest contributor. This asset management firm has a broad array of high-quality products and we believe the company is well positioned for growth in the U.S. and internationally. The stock is particularly attractive to us as its trailing 12-month dividend yield is in excess of 4%.

Fertilizer producer Mosaic was another of our top contributors and, along with Agrium, Kansas City Southern and Deere & Company, benefited in the most recent six months from the strong agricultural economy. Our biggest contributors in the energy sector were producers Anadarko Petroleum Corp., Forest Oil Corp. and an oil service company, Grant Prideco, which was purchased this year. First Data, Hilton Hotels, Huntsman Chemical and Hyperion Solutions were the most significant buyouts in the latter half of the period.

Detractors from Performance

Omnicare, a pharmaceutical care provider for seniors, had the biggest negative impact of any of our holdings in the last 12 months. We have had favorable long-term returns from this company, but it had earnings disappointments this year and suffered pricing pressure. We retained our position as we believe the balance sheet, free cash flows and long-term outlook remain positive.

Equity Residential Property Trust, a multi-family REIT, was another significant detractor, as was Astoria Financial. Both suffered from increased interest rates. We believe the long-term prospects of these stocks and their above-average dividend yields make them attractive, so we added to the positions. Our small positions in homebuilders D.R. Horton and Toll Brothers also were hurt by the rise in interest rates, as the housing industry is in severe decline. We are underweighted in homebuilders because we do not think that their stock prices totally reflect the weakness in demand.

In the volatile technology area, QLogic fell on near-term earnings disappointments. The company has little debt on its balance sheet, has free cash flow despite the earnings shortfalls, and in our opinion is attractively priced relative to its growth prospects, so we added to our position after the shares declined.

2 Janus Adviser Series July 31, 2007

(unaudited)

Looking Ahead

For several quarters we have added to larger cap stocks as we have found more reasonably valued opportunities in that area than in the lower end of the mid cap capitalization spectrum. The relative valuations of many larger caps are near the lows of recent decades, and yet we feel their growth potential is more visible than those of many smaller mid caps. The greater visibility is in part due to multi-national companies' greater exposure to global economies that have more recently outpaced the domestic economy. Thus, we believe larger capitalization companies offer the best risk/reward opportunities. In fact, several of our larger cap purchases of the last two years such as First Data, Clear Channel Communications, Univision and Hilton Hotels, have been the targets of buyouts at substantial premiums to our cost. Interestingly, many of these stocks were former large cap growth investor "favorites," but despite their strong financials, were sold down to what we felt were attractive valuations because of near-term uncertainty in their earnings. Smaller cap stocks might continue to outperform in a momentum-driven market. However, as investors become more risk averse, we believe larger cap stocks should fare relatively better in a weaker domestic economic environment.

Generally, corporate earnings have shown good growth, balance sheets in many cases have strengthened and market volatility, until recently, had moved to historically low levels. These factors have led to investor complacency and reduced sensitivity to risk. However, earnings gains are decelerating. Many balance sheets have become more levered and explosive growth in financial derivatives could be a destabilizing influence. Additionally, as mentioned above, the impact of subprime lending problems has become more extensive in housing, lending and the financial markets. Stock market volatility has increased dramatically, is likely to stay at higher levels for some time and could potentially result in an overdue 10% or more market correction. Historically, that kind of environment has created long-term opportunity for our Fund. We will continue to implement our discipline of focusing on what we see as financially and operationally strong companies with reasonable stock valuations and risk/reward relationships. These stocks often weather market storms and come out on the other side relatively well.

We appreciate your investing in Janus Adviser Mid Cap Value Fund with us.

Janus Adviser Mid Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
AllianceBernstein Holding L.P.	1.07%
Mosaic Co.	0.73%
Hilton Hotels Corp.	0.58%
Deere & Co.	0.55%
Kos Pharmaceuticals, Inc.	0.48%

5 Largest Detractors from Performance – Holdings

Contribution
Omnicare, Inc.	(0.29)%
Equity Residential Properties Trust	(0.27)%
Astoria Financial Corp.	(0.27)%
Qlogic Corp.	(0.22)%
Foot Locker, Inc.	(0.21)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Industrials	3.92%	12.54%	8.10%
Materials	3.57%	7.90%	6.88%
Information Technology	3.36%	10.43%	7.39%
Health Care	2.54%	10.31%	3.57%
Consumer Discretionary	2.09%	8.72%	13.35%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Telecommunication Services	0.40%	1.77%	1.90%
Utilities	0.56%	3.01%	15.39%
Consumer Staples	0.66%	4.98%	7.21%
Energy	1.59%	13.02%	4.90%
Financials	1.93%	27.33%	31.31%

Janus Adviser Series July 31, 2007 3

Janus Adviser Mid Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.1%
Dover Corp. Diversified Operations	1.5%
Southwest Airlines Co. Airlines	1.4%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.3%
Applera Corp. - Applied Biosystems Group Instruments - Scientific	1.3%
7.6%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

4 Janus Adviser Series July 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007						Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Mid Cap Value Fund - Class A Shares						1.17%	0.99	%(a)
NAV	6.09%	18.15%		18.24%
MOP	0.00%	11.42%		16.84%
Janus Adviser Mid Cap Value Fund - Class C Shares						1.93%	1.74	%(a)
NAV	5.61%	17.24%		17.73%
CDSC	4.55%	16.09%
Janus Adviser Mid Cap Value Fund - Class I Shares	6.23%	18.48%		18.24%		0.86%	0.75	%(b)
Janus Adviser Mid Cap Value Fund - Class R Shares	5.76%	17.59%		17.80%		1.58%	1.50	%(c)
Janus Adviser Mid Cap Value Fund - Class S Shares	5.93%	17.93%		18.24%		1.33%	1.24	%(c)
Russell Midcap® Value Index	2.63%	15.94%		20.77%
Lipper Quartile - Class S Shares	–	2	nd	2	nd
Lipper Ranking - Class S Shares based on total returns for Mid-Cap Value Funds	–	139/299		95/194

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series July 31, 2007 5

Janus Adviser Mid Cap Value Fund (unaudited)

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from December 31, 2002 to September 30, 2004. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from December 31, 2002 to November 28, 2005. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from December 31, 2002 to September 30, 2004. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers

Class S Shares (formerly Class I Shares) commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date – December 31, 2002

6 Janus Adviser Series July 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,034.00	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,029.50	$8.55
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,035.20	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,031.40	$6.85
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$1,033.00	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56

*Expenses are equal to the annualized expense ratio of 0.86% for Class A Shares, 1.70% for Class C Shares, 0.63% for Class I Shares, 1.36% for Class R Shares and 1.11% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2007 7

Janus Adviser Mid Cap Value Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 92.4%
Agricultural Chemicals - 0.9%
86,600	Agrium, Inc. (U.S. Shares)	$3,630,272
72,900	Mosaic Co.*	2,738,124
		6,368,396
Airlines - 1.4%
650,000	Southwest Airlines Co.	10,179,000
Applications Software - 0.3%
77,700	Intuit, Inc.*	2,225,328
Automotive - Truck Parts and Equipment - Original - 0.5%
43,300	Magna International, Inc. - Class A (U.S. Shares)	3,797,843
Beverages - Non-Alcoholic - 1.0%
110,100	PepsiCo, Inc.	7,224,762
Brewery - 0.3%
22,100	Molson Coors Brewing Co. - Class B	1,965,574
Broadcast Services and Programming - 0.2%
38,400	Clear Channel Communications, Inc.	1,416,960
Building - Residential and Commercial - 0.3%
113,400	D.R. Horton, Inc.	1,850,688
Cellular Telecommunications - 0.4%
42,700	ALLTEL Corp.	2,816,065
Chemicals - Diversified - 0.4%
115,900	Huntsman Corp.	2,950,814
Chemicals - Specialty - 1.0%
244,900	Chemtura Corp.	2,554,307
32,000	International Flavors & Fragrances, Inc.	1,603,520
45,100	Lubrizol Corp.	2,825,966
		6,983,793
Coal - 0.5%
124,500	Arch Coal, Inc.	3,721,305
Commercial Banks - 4.6%
151,000	Bank of Hawaii Corp.	7,251,020
341,000	Colonial BancGroup, Inc.	7,437,210
120,000	Cullen/Frost Bankers, Inc.	5,960,400
112,200	First Midwest Bancorp, Inc.	3,690,258
69,900	Synovus Financial Corp.	1,954,404
340,000	Valley National Bancorp	7,197,800
		33,491,092
Computers - Integrated Systems - 1.2%
171,000	Diebold, Inc.	8,664,570
Computers - Memory Devices - 0.4%
143,900	Western Digital Corp.*	3,072,265
Consumer Products - Miscellaneous - 0.7%
35,400	Clorox Co.	2,140,284
48,400	Kimberly-Clark Corp.	3,255,868
		5,396,152
Containers - Metal and Glass - 0.8%
110,000	Ball Corp.	5,639,700
Cosmetics and Toiletries - 0.6%
75,000	Procter & Gamble Co.	4,639,500
Data Processing and Management - 1.3%
99,800	Fiserv, Inc.*	4,932,116
119,100	Global Payments, Inc.	4,454,340
		9,386,456

Shares or Principal Amount		Value
Distribution/Wholesale - 2.1%
69,100	Genuine Parts Co.	$3,287,778
189,500	Tech Data Corp.*	7,100,565
54,200	W.W. Grainger, Inc.	4,734,912
		15,123,255
Diversified Operations - 2.3%
210,000	Dover Corp.	10,710,000
114,300	Illinois Tool Works, Inc.	6,292,215
		17,002,215
Electric - Integrated - 3.0%
310,000	DPL, Inc.	8,239,800
177,800	PPL Corp.	8,381,492
57,300	Public Service Enterprise Group, Inc.	4,936,395
		21,557,687
Electronic Components - Miscellaneous - 0.5%
225,100	Vishay Intertechnology, Inc.*	3,491,301
Electronic Components - Semiconductors - 1.0%
367,000	QLogic Corp.*	4,877,430
95,700	Xilinx, Inc.	2,392,500
		7,269,930
Electronic Connectors - 0.8%
97,700	Thomas & Betts Corp.*	6,037,860
Electronic Measuring Instruments - 0.8%
149,700	Agilent Technologies, Inc.*	5,711,055
Engineering - Research and Development Services - 1.0%
150,000	URS Corp.*	7,389,000
Engines - Internal Combustion - 0.1%
29,200	Briggs & Stratton Corp.	828,112
E-Services/Consulting - 0.4%
157,500	Websense, Inc.*	3,143,700
Fiduciary Banks - 1.2%
50,700	State Street Corp.	3,398,421
140,100	Wilmington Trust Corp.	5,455,494
		8,853,915
Food - Confectionary - 0.7%
60,000	Hershey Foods Corp.	2,766,000
38,700	J.M. Smucker Co.	2,159,847
		4,925,847
Food - Diversified - 1.1%
89,100	General Mills, Inc.	4,955,742
100,200	Kraft Foods, Inc. - Class A	3,281,550
		8,237,292
Gas - Distribution - 0.7%
170,000	Southern Union Co.	5,249,600
Gold Mining - 0.9%
250,000	Goldcorp, Inc. (U.S. Shares)	6,352,500
Hotels and Motels - 1.2%
68,100	Hilton Hotels Corp.	3,010,701
90,000	Starwood Hotels & Resorts Worldwide, Inc.	5,666,400
		8,677,101
Instruments - Scientific - 2.7%
310,000	Applera Corp. - Applied Biosystems Group	9,678,200
169,200	PerkinElmer, Inc.	4,708,836
92,800	Thermo Electron Corp.*	4,845,088
		19,232,124

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series July 31, 2007

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Internet Infrastructure Equipment - 0.7%
177,300	Avocent Corp.*	$4,849,155
Investment Management and Advisory Services - 4.5%
180,000	AllianceBernstein Holding L.P.	15,105,600
200,000	Invesco PLC (ADR)	5,038,000
62,500	Legg Mason, Inc.	5,625,000
264,000	Waddell & Reed Financial, Inc. - Class A	6,655,440
		32,424,040
Lasers - Systems and Components - 0.4%
59,700	Cymer, Inc.*	2,552,175
Life and Health Insurance - 1.7%
72,400	AFLAC, Inc.	3,773,488
201,100	Protective Life Corp.	8,651,322
		12,424,810
Machinery - Farm - 0.6%
37,700	Deere & Co.	4,539,834
Medical - Biomedical and Genetic - 0.7%
55,300	Charles River Laboratories International, Inc.*	2,830,254
34,900	Invitrogen Corp.*	2,505,820
		5,336,074
Medical - Drugs - 1.7%
62,900	Eli Lilly and Co.	3,402,261
86,500	Endo Pharmaceuticals Holdings, Inc.*	2,941,865
125,000	Wyeth	6,065,000
		12,409,126
Medical - Generic Drugs - 0.5%
73,100	Barr Pharmaceuticals, Inc.*	3,744,182
5,200	Perrigo Co.	96,980
		3,841,162
Medical - HMO - 0.9%
55,100	Coventry Health Care, Inc.*	3,075,131
70,000	Health Net, Inc.*	3,467,800
		6,542,931
Medical Instruments - 0.5%
78,700	St. Jude Medical, Inc.*	3,395,118
Medical Labs and Testing Services - 0.4%
38,600	Laboratory Corporation of America Holdings*	2,850,610
Medical Products - 0.7%
40,000	Johnson & Johnson	2,420,000
71,600	Varian Medical Systems, Inc.*	2,921,280
		5,341,280
Metal - Aluminum - 0.2%
40,500	Alcoa, Inc.	1,547,100
Multi-Line Insurance - 1.0%
400,000	Old Republic International Corp.	7,344,000
Networking Products - 0.2%
78,800	Foundry Networks, Inc.*	1,386,092
Non-Hazardous Waste Disposal - 2.0%
270,000	Republic Services, Inc.	8,626,500
150,000	Waste Management, Inc.	5,704,500
		14,331,000

Shares or Principal Amount		Value
Office Automation and Equipment - 1.5%
163,900	Pitney Bowes, Inc.	$7,555,790
173,000	Xerox Corp*	3,020,580
		10,576,370
Oil - Field Services - 0.6%
163,800	BJ Services Co.	4,283,370
Oil and Gas Drilling - 1.3%
73,300	Global Santa Fe Corp. (U.S. Shares)	5,256,343
146,300	Nabors Industries, Ltd.*	4,277,812
		9,534,155
Oil Companies - Exploration and Production - 7.0%
144,800	Anadarko Petroleum Corp.	7,287,784
133,300	Bill Barrett Corp.*	4,574,856
160,000	Chesapeake Energy Corp.	5,446,400
90,600	Devon Energy Corp.	6,759,666
170,100	Forest Oil Corp.*	6,883,947
144,000	Newfield Exploration Co.*	6,919,200
65,000	Noble Energy, Inc.	3,974,100
88,000	Southwestern Energy Co.*	3,575,440
131,400	St. Mary Land & Exploration Co.	4,374,306
		49,795,699
Oil Field Machinery and Equipment - 0.5%
66,000	Grant Prideco, Inc.*	3,702,600
Oil Refining and Marketing - 0.4%
45,800	Valero Energy Corp.	3,069,058
Paper and Related Products - 2.4%
93,500	Potlatch Corp.	4,085,015
120,000	Rayonier, Inc.	5,080,800
137,700	Temple-Inland, Inc.	8,004,501
		17,170,316
Pharmacy Services - 0.9%
190,000	Omnicare, Inc.	6,300,400
Pipelines - 3.2%
50,800	Energy Transfer Partners L.P.	2,834,640
119,700	Enterprise Products Partners L.P.	3,722,670
76,700	Equitable Resources, Inc.	3,613,337
138,800	Kinder Morgan Energy Partners L.P.	7,353,624
93,000	Plains All American Pipeline L.P.	5,844,120
		23,368,391
Property and Casualty Insurance - 1.3%
57,700	Mercury General Corp.	2,987,706
311,400	Progressive Corp.	6,533,172
		9,520,878
Reinsurance - 2.0%
2,700	Berkshire Hathaway, Inc. - Class B*	9,730,800
50,700	Everest Re Group, Ltd.	4,981,275
		14,712,075
REIT - Apartments - 1.3%
135,100	Equity Residential Properties Trust	5,378,331
92,500	Home Properties, Inc.	4,282,750
		9,661,081
REIT - Mortgages - 0.9%
352,500	Annaly Mortgage Management, Inc.	5,093,625
44,700	Redwood Trust, Inc.	1,287,360
		6,380,985

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 9

Janus Adviser Mid Cap Value Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
REIT - Office Property - 0.4%
23,100	SL Green Realty Corp.	$2,804,802
REIT - Regional Malls - 1.2%
49,500	Macerich Co.	3,620,925
132,000	Pennsylvania Real Estate Investment Trust	5,140,080
		8,761,005
REIT - Warehouse and Industrial - 0.7%
87,100	ProLogis	4,955,990
Rental Auto/Equipment - 0.2%
75,100	Aaron Rents, Inc.	1,736,312
Retail - Apparel and Shoe - 0.7%
320,000	Charming Shoppes, Inc*	3,161,600
104,400	Foot Locker, Inc.	1,937,664
		5,099,264
Retail - Auto Parts - 0.7%
70,700	Advance Auto Parts, Inc.	2,458,239
20,000	AutoZone, Inc.*	2,536,200
		4,994,439
Retail - Consumer Electronics - 0.2%
24,900	Best Buy Company, Inc.	1,110,291
Retail - Discount - 1.0%
262,700	TJX Companies, Inc.	7,289,925
Retail - Drug Store - 0.5%
94,820	CVS/Caremark Corp.	3,336,716
Retail - Mail Order - 0.5%
120,000	Williams-Sonoma, Inc.	3,694,800
Retail - Office Supplies - 0.5%
173,300	Staples, Inc.	3,989,366
Retail - Regional Department Stores - 0.5%
109,500	Macy's, Inc.	3,949,665
Savings/Loan/Thrifts - 1.2%
360,000	Astoria Financial Corp.	8,478,000
Semiconductor Components/Integrated Circuits - 0.3%
59,600	Linear Technology Corp.	2,124,740
Super-Regional Banks - 2.9%
110,223	PNC Bank Corp.	7,346,363
71,300	SunTrust Banks, Inc.	5,582,790
267,400	U.S. Bancorp	8,008,630
		20,937,783
Telecommunication Services - 0.6%
75,000	Embarq Corp.	4,634,250
Telephone - Integrated - 0.7%
48,900	CenturyTel, Inc.	2,243,043
149,300	Sprint Nextel Corp.	3,065,129
		5,308,172
Transportation - Railroad - 1.2%
113,500	Kansas City Southern*	3,916,885
92,000	Norfolk Southern Corp.	4,947,760
		8,864,645
Transportation - Truck - 0.7%
74,000	J.B. Hunt Transport Services, Inc.	2,066,820
164,800	Knight Transportation, Inc.	2,907,072
		4,973,892

Shares or Principal Amount		Value
Wireless Equipment - 0.4%
183,700	Motorola, Inc.	$3,121,063
Total Common Stock (cost $638,817,353)		670,227,762
Money Markets - 7.5%
45,611,899	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	45,611,899
9,058,000	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	9,058,000
Total Money Markets (cost $54,669,899)		54,669,899
Total Investments (total cost $693,487,252) – 99.9%		724,897,661
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		785,534
Net Assets – 100%		$725,683,195

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$9,259,087	1.3%
Canada	13,780,615	1.9%
Cayman Islands	5,256,343	0.7%
United States††	696,601,616	96.1%
Total	$724,897,661	100.0%

††Includes Short-Term Securities (88.6% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series July 31, 2007

Janus Adviser Small Company Value Fund (unaudited)

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

Janus Adviser Small Company Value Fund's Class S Shares returned 12.49% for the 12-month period ended July 31, 2007, while the Fund's benchmark, the Russell 2000® Value Index, returned 7.67%.

Market Outlook

Even with a somewhat volatile ending, equity markets worldwide performed quite well over the past 12 months amid a strong global economy, an active merger and acquisition (M&A) and private equity environment, and stronger-than-expected corporate earnings. Emerging markets led the way, while the overall returns for international developed markets topped domestic returns. Many indices worldwide hit new record highs during the period, but could not hold onto those levels as worries grew over credit conditions in the U.S. The potential impact of credit concerns on liquidity, pricing of risk, deal activity and valuations gave markets reason to pause. Nevertheless, the underlying fundamentals of global markets remained fairly positive.

Within the U.S., inflation continued to moderate while employment growth held steady. Although the U.S. economy sputtered during the first quarter of 2007, it rebounded during the second quarter. The shakeout in the credit markets, the somewhat better-than-expected economic data and concerns that inflation could fail to moderate further helped to increase the volatility in interest rates, which ended the period slightly lower than where they began. However, if it were not for a "flight-to-quality" into Treasuries (the increased buying of less-risky U.S. government bonds) late in July amid escalating uncertainty surrounding the markets, overall interest rates would likely have ended at a higher level. Through all of this, the yield curve began to normalize, with long-term rates higher than short-term rates during the period.

Growing problems within the subprime mortgage market, persistent weakness in housing and rising energy prices led to continued uncertainty over the near-term future of the U.S. economy. At its June meeting, the Federal Reserve (Fed) confirmed its neutral posture on monetary policy and chose to focus on longer-term inflation instead of moderating short-term inflation levels. The Fed indicated it had no intention of adjusting the Fed Funds rate, and the fiscal year came to a close with many loose ends that contributed to increased volatility in the equity markets. This uptick in volatility was not limited to the U.S., as markets across the globe experienced similar increases, leading to questions about whether the robust deal-making activity seen during the last 12 months could maintain its solid pace and continue to provide key valuation support for equity prices worldwide.

Stock Selection Boosted Fund Performance

Stock selection within the information technology, industrials and materials sectors helped fuel performance. The top individual performer for the 12-month period was glass container manufacturer Owens-Illinois, which benefited from its management's focus on cost reduction and reduced capital spending. Earlier in the period, market expectations were validated when new CEO Al Stroucken put at least one capital expenditure project on hold. I believe that the restructuring and margin improvement will continue to drive company performance going forward. In addition, high barriers to market entry, combined with Owens-Illinois' existing market share, support the Fund's continued investment in the stock.

Stock selection in the telecommunication services sector was also beneficial. In this sector, Moscow-based telecommunication services provider Golden Telecom emerged as another top performer for the 12-month period. After trading at a very attractive valuation last year, Golden Telecom rallied on a strong earnings report toward the end of 2006, and then again at the very end of the performance period following the announcement of a potential buyout.

WCI Communities and Adolor Weighed on Results

Within the consumer discretionary sector, Florida-focused homebuilder WCI Communities was the Fund's largest detractor for the period. While housing-related businesses suffered overall, the situation at WCI was exacerbated by the company's inability to find an acquirer, as well as by the loss of support from one potential takeout candidate, Carl Icahn. I exited the position during the period.

Adolor Corp. also weighed on performance. I purchased the health care stock following an early autumn sell-off that reflected worse-than-expected phase III trial results for Entereg, a drug designed to address post-surgical complications. While the stock appeared undervalued at the time, its performance continued to suffer as cardiovascular

Janus Adviser Series July 31, 2007 11

Janus Adviser Small Company Value Fund (unaudited)

safety issues surrounding Entereg were reported in November. Because these cardiac safety issues represented a fundamental change in our investment thesis, I eliminated the position.

Outlook

With most U.S. equity indices off of their all-time highs at fiscal year-end, the investment team will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector, the associated credit quality issues in the subprime mortgage market and the potential spill-over effect, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth.

Additionally, U.S. corporate profit growth – which until recently had experienced a multi-year period of double-digit gains combined with strong liquidity from corporate M&A and private equity transactions – has supported higher equity valuations. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for your investment in Janus Adviser Small Company Value Fund.

Janus Adviser Small Company Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	2.16%
Golden Telecom, Inc.	1.64%
RTI International Metals, Inc.	1.18%
Belden, Inc.	1.12%
Arris Group, Inc.	1.07%

5 Largest Detractors from Performance – Holdings

Contribution
WCI Communities, Inc.	(1.23)%
Nelnet, Inc. - Class A	(1.07)%
Adolor Corp.	(0.94)%
Meritage Homes Corp.	(0.62)%
Provident Financial Holdings, Inc.	(0.46)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Industrials	5.30%	15.16%	11.36%
Information Technology	4.71%	15.53%	13.44%
Materials	4.15%	5.37%	6.10%
Telecommunication Services	1.64%	1.66%	1.52%
Health Care	1.05%	5.76%	4.68%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Financials	(3.71)%	31.98%	34.10%
Consumer Discretionary	(0.68)%	9.29%	15.36%
Utilities	(0.01)%	3.01%	5.44%
Energy	0.45%	8.30%	4.43%
Consumer Staples	0.55%	3.95%	3.57%

12 Janus Adviser Series July 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2007

Owens-Illinois, Inc. Containers - Metal and Glass	3.1%
Microsemi Corp. Electronic Components - Semiconductors	2.4%
International Rectifier Corp. Electronic Components - Semiconductors	2.4%
Ceradyne, Inc. Advanced Materials/Products	2.3%
Deluxe Corp. Commercial Services - Finance	2.3%
12.5%

Asset Allocation – (% of Net Assets)

As of July 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of July 31, 2007	As of July 31, 2006

Janus Adviser Series July 31, 2007 13

Janus Adviser Small Company Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2007								Expense Ratios – for the fiscal year ended July 31, 2006
	Calendar Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Small Company Value Fund - Class A Shares								2.13%	1.27	%(a)
NAV	(0.68)%	12.70%		15.88%		12.03%
MOP	(6.37)%	6.25%		14.52%		10.80%
Janus Adviser Small Company Value Fund - Class C Shares								2.60%	2.00	%(a)
NAV	(1.01)%	11.93%		15.50%		11.69%
CDSC	(2.00)%	10.85%
Janus Adviser Small Company Value Fund - Class I Shares	(0.49)%	12.99%		15.99%		12.13%		1.88%	1.02	%(b)
Janus Adviser Small Company Value Fund - Class R Shares	(0.93)%	12.12%		15.38%		11.57%		2.38%	1.75	%(c)
Janus Adviser Small Company Value Fund - Class S Shares	(0.74)%	12.49%		15.99%		12.13%		2.10%	1.51	%(c)
Russell 2000® Value Index	(5.04)%	7.67%		16.28%		11.30%
Lipper Quartile - Class S Shares	–	3	rd	2	nd	1	st
Lipper Ranking - Class S Shares based on total returns for Small-Cap Core Funds	–	411/739		186/443		85/427

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account

(a) For Class A Shares and Class C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) For Class I Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) For Class R Shares and Class S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

14 Janus Adviser Series July 31, 2007

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares commenced operations on September 30, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from April 21, 2003 to September 30, 2004. Prior to April 21, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on April 21, 2003. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from April 21, 2003 through the most recent period shown. The performance information prior to April 21, 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to the Fund. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class I Shares commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 29, 2005 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from April 21, 2003 to November 28, 2005. Prior to April 21, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II – Investor Shares. The performance shown reflects the Total Annual Fund Operating Expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Class R Shares commenced operations on September 30, 2004. The performance shown for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 through the most recent period shown, and the historical performance of the Fund's Class S Shares (formerly Class I Shares) from April 21, 2003 to September 20, 2004. Prior to April 21, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II – Investor Shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) commenced operations on April 21, 2003, after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April, 21 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to the Fund. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not actively managed and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date – March 28, 2002

Janus Adviser Series July 31, 2007 15

Janus Adviser Small Company Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$973.50	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30
Expense Example - Class C Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$970.30	$9.82
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.04
Expense Example - Class I Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$974.70	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01
Expense Example - Class R Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$971.30	$8.55
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75
Expense Example - Class S Shares	Beginning Account Value (2/1/07)	Ending Account Value (7/31/07)	Expenses Paid During Period (2/1/07-7/31/07)*
Actual	$1,000.00	$972.70	$7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55

*Expenses are equal to the annualized expense ratio of 1.46% for Class A Shares, 2.01% for Class C Shares, 1.00% for Class I Shares, 1.75% for Class R Shares, and 1.51% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

16 Janus Adviser Series July 31, 2007

Janus Adviser Small Company Value Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
Common Stock - 87.9%
Advanced Materials/Products - 2.3%
14,880	Ceradyne, Inc.*	$1,110,494
Applications Software - 0.9%
28,305	Quest Software, Inc.*	418,914
Building - Mobile Home and Manufactured Homes - 2.3%
26,550	Thor Industries, Inc.	1,089,081
Building - Residential and Commercial - 0.7%
16,960	Meritage Homes Corp.*	330,720
Building and Construction - Miscellaneous - 1.5%
26,562	Dycom Industries, Inc.*	742,408
Building Products - Lighting Fixtures - 1.4%
9,438	Genlyte Group, Inc.*	656,602
Chemicals - Diversified - 1.2%
6,570	FMC Corp.	585,584
Collectibles - 1.5%
20,375	RC2 Corp.*	721,479
Commercial Banks - 8.9%
15,434	1st Source Corp.	315,934
14,862	BancFirst Corp.	600,573
8,668	Camden National Corp.	310,314
23,148	Community Bank System, Inc.	416,433
15,045	East West Bancorp, Inc.	551,550
2,458	First Citizens BancShares, Inc. - Class A	441,653
12,470	Omega Financial Corp.	298,781
15,721	Simmons First National Corp. - Class A	362,998
25,944	TriCo Bancshares	524,588
12,206	UMB Financial Corp.	455,772
		4,278,596
Commercial Services - 2.0%
23,492	Steiner Leisure, Ltd.*	983,140
Commercial Services - Finance - 3.3%
29,295	Deluxe Corp.	1,106,179
17,245	Jackson Hewitt Tax Service, Inc.	469,064
		1,575,243
Computer Services - 0.7%
7,050	CACI International, Inc.*	313,302
Consulting Services - 2.1%
24,880	FTI Consulting, Inc.*	1,020,826
Containers - Metal and Glass - 3.1%
37,945	Owens-Illinois, Inc.*	1,517,041
Diversified Operations - 0.4%
553,794	Polytec Asset Holdings, Ltd.§	182,450
Electric - Integrated - 0.7%
10,730	Otter Tail Corp.	316,106
Electronic Components - Miscellaneous - 1.0%
20,815	Benchmark Electronics, Inc.*	462,093
Electronic Components - Semiconductors - 5.5%
31,020	International Rectifier Corp.*	1,138,744
50,240	Microsemi Corp.*	1,171,095
37,360	MIPS Technologies, Inc.*	330,636
		2,640,475
Electronic Measuring Instruments - 1.6%
23,145	Trimble Navigation, Ltd.*	764,479
Finance - Consumer Loans - 1.7%
46,420	Nelnet, Inc. - Class A	803,066

Shares or Principal Amount		Value
Financial Guarantee Insurance - 0.9%
32,940	Ram Holdings, Ltd.*	$438,761
Food - Diversified - 0.9%
12,465	J & J Snack Foods Corp.	429,419
Food - Retail - 1.8%
13,406	Ruddick Corp.	372,687
12,779	Weis Markets, Inc.	502,215
		874,902
Gas - Distribution - 0.9%
7,782	Atmos Energy Corp.	218,441
10,258	Piedmont Natural Gas Company, Inc.	237,883
		456,324
Internet Applications Software - 0.7%
24,404	Interwoven, Inc.*	337,995
Internet Infrastructure Equipment - 1.2%
20,760	Avocent Corp.*	567,786
Investment Management and Advisory Services - 1.0%
10,355	National Financial Partners Corp.	480,058
Lasers - Systems and Components - 2.1%
23,135	Cymer, Inc.*	989,021
Machinery - Electrical - 1.5%
14,100	Regal-Beloit Corp.	715,152
Machinery - Farm - 0.9%
17,265	Alamo Group, Inc.	447,681
Machinery - General Industrial - 1.7%
28,269	Applied Industrial Technologies, Inc.	802,557
Medical - Outpatient and Home Medical Care - 0.9%
16,000	Radiation Therapy Services, Inc.*	452,160
Medical Instruments - 1.2%
20,615	CONMED Corp.*	575,159
Multi-Line Insurance - 1.8%
30,455	American Financial Group, Inc.	855,481
Non-Ferrous Metals - 1.6%
9,567	RTI International Metals, Inc.*	758,089
Oil - Field Services - 1.8%
30,480	TETRA Technologies, Inc.*	847,649
Oil and Gas Drilling - 1.1%
7,991	Atwood Oceanics, Inc.*	548,183
Oil Companies - Exploration and Production - 5.2%
25,720	Forest Oil Corp.*	1,040,889
20,738	Mariner Energy, Inc.*	438,194
12,545	Plains Exploration & Production Co.*	542,069
14,555	St. Mary Land & Exploration Co.	484,536
		2,505,688
Real Estate Management/Services - 0.2%
9,195	HFF, Inc.*	115,305
Recreational Vehicles - 1.0%
9,860	Polaris Industries, Inc.	486,690
REIT - Health Care - 2.2%
43,725	Medical Properties Trust, Inc.	489,720
24,870	Nationwide Health Properties, Inc.	592,652
		1,082,372

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series July 31, 2007 17

Janus Adviser Small Company Value Fund

Schedule of Investments

As of July 31, 2007

Shares or Principal Amount		Value
REIT - Office Property - 2.5%
4,423	Alexandria Real Estate Equities, Inc.	$380,953
14,810	Douglas Emmett, Inc.	341,519
7,600	Kilroy Realty Corp.	489,668
		1,212,140
REIT - Regional Malls - 1.7%
17,515	Taubman Centers, Inc.	842,296
REIT - Shopping Centers - 0.9%
19,670	Acadia Realty Trust	453,000
REIT - Warehouse and Industrial - 1.0%
24,570	First Potomac Realty Trust	481,326
Rental Auto/Equipment - 1.8%
26,490	United Rentals, Inc.*	851,389
Savings/Loan/Thrifts - 0.6%
16,215	Provident Financial Holdings, Inc.	312,301
Telephone - Integrated - 2.1%
15,865	Golden Telecom, Inc.	1,024,086
Transportation - Equipment and Leasing - 1.1%
11,190	GATX Corp.	507,578
Water - 0.9%
11,730	American States Water Co.	432,720
Wire and Cable Products - 1.9%
16,720	Belden, Inc.	915,922
Total Common Stock (cost $35,985,134)		42,311,289
Money Markets - 11.9%
1,321,967	Janus Institutional Cash Management Fund - Institutional Shares, 5.35%	1,321,967
4,411,316	Janus Institutional Money Market Fund - Institutional Shares, 5.27%	4,411,316
Total Money Markets (cost $5,733,283)		5,733,283
Total Investments (total cost $41,718,417) – 99.8%		48,044,572
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		117,068
Net Assets – 100%		$48,161,640

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$438,761	0.9%
Cayman Islands	182,450	0.4%
United States††	47,423,361	98.7%
Total	$48,044,572	100.0%

††Includes Short-Term Securities (86.8% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.
18 Janus Adviser Series July 31, 2007

Statements of Assets and Liabilities

As of July 31, 2007 (all numbers in thousands except net asset value per share)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund
Assets:
Investments at cost	$693,487	$41,718
Investments at value	$670,228	$42,312
Affiliated money market investments	54,670	5,733
Cash	1,297	84
Receivables:
Investments sold	6,019	–
Fund shares sold	444	176
Dividends	472	13
Interest	281	19
Non-interested Trustee deferred compensation	10	1
Other assets	–	1
Total Assets	733,421	48,339
Liabilities:
Payables:
Investments purchased	6,933	–
Fund shares repurchased	197	91
Dividends	2	–
Advisory fees	373	33
Transfer agent fees and expenses	21	4
Registration fees	14	4
Professional fees	2	9
Administrative services fees - Class R Shares	1	1
Administrative services fees - Class S Shares	23	8
Distribution fees - Class A Shares	75	1
Distribution fees - Class C Shares	41	2
Distribution fees - Class R Shares	2	2
Distribution fees - Class S Shares	23	8
Networking fees - Class A Shares	3	–
Networking fees - Class C Shares	1	–
Networking fees - Class I Shares	–	–
Printing expenses	3	3
System fees	7	5
Non-interested Trustees' fees and expenses	1	2
Non-interested Trustee deferred compensation fees	10	1
Accrued expenses	6	3
Total Liabilities	7,738	177
Net Assets	$725,683	$48,162
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$660,233	$39,997
Undistributed net investment income/(loss)*	2,726	(40)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	31,313	1,879
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	31,411	6,326
Total Net Assets	$725,683	$48,162
Net Assets - Class A Shares	$339,677	$6,299
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,738	390
Net Asset Value Per Share(1)	$19.15	$16.16
Maximum Offering Price Per Share(2)	$20.32	$17.15
Net Assets - Class C Shares	$46,695	$2,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,480	158
Net Asset Value Per Share(1)	$18.83	$15.69
Net Assets - Class I Shares	$231,301	$484
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,103	30
Net Asset Value Per Share	$19.11	$16.19
Net Assets - Class R Shares	$3,721	$5,118
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	195	321
Net Asset Value Per Share	$19.08	$15.93
Net Assets - Class S Shares	$104,289	$33,781
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,458	2,105
Net Asset Value Per Share	$19.11	$16.05

*See Note 3 in Notes to Financial Statements.

(1)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 19

Statements of Operations

For the fiscal year ended July 31, 2007 (all numbers in thousands)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund
Investment Income:
Interest	$40	$–
Securities lending income	78	–
Dividends	8,838	361
Dividends from affiliates	1,932	76
Foreign tax withheld	(12)	–
Total Investment Income	10,876	437
Expenses:
Advisory fees	2,821	255
Transfer agent expenses	136	24
Registration fees	81	65
Postage and mailing expenses	–	2
Custodian fees	18	10
Professional fees	26	27
Non-interested Trustees' fees and expenses	22	8
Legal expense	9	7
System fees	26	22
Distribution fees - Class A Shares	686	2
Distribution fees - Class C Shares	400	16
Distribution fees - Class R Shares	13	23
Distribution fees - Class S Shares	239	68
Administrative services fees - Class R Shares	7	12
Administrative services fees - Class S Shares	239	68
Networking fees - Class A Shares	44	–
Networking fees - Class C Shares	26	1
Networking fees - Class I Shares	–	–
Other expenses	36	32
Non-recurring costs (Note 2)	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–
Total Expenses	4,829	642
Expense and Fee Offset	(21)	(2)
Net Expenses	4,808	640
Less: Excess Expense Reimbursement	–	(105)
Net Expenses after Expense Reimbursement	4,808	535
Net Investment Income/(Loss)	6,068	(98)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	32,826	2,328
Net realized gain/(loss) from futures contracts	93	–
Net realized gain/(loss) from options contracts	(37)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	23,085	142
Payment from affiliate (Note 2)	5	–
Net Gain/(Loss) on Investments	55,972	2,470
Net Increase/(Decrease) in Net Assets Resulting from Operations	$62,040	$2,372

See Notes to Financial Statements.
20 Janus Adviser Series July 31, 2007

Statements of Changes in Net Assets

For each fiscal year ended July 31	Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund
(all numbers in thousands)	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$6,068	$2,827	$(98)	$(122)
Net realized gain/(loss) from investment and foreign currency transactions	32,826	4,397	2,328	633
Net realized gain/(loss) from futures contracts	93	210	–	–
Net realized gain/(loss) from options contracts	(37)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation	23,085	859	142	249
Payment from affiliate (Note 2)	5	17	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	62,040	8,310	2,372	760
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(2,402)	(477)	–	–
Class C Shares	(149)	(89)	–	–
Class I Shares	(787)	–	–	–
Class R Shares	(15)	(2)	–	–
Class S Shares	(718)	(290)	–	–
Net realized gain from investment transactions*
Class A Shares	(3,141)	(1,425)	(15)	(4)
Class C Shares	(478)	(471)	(40)	(28)
Class I Shares	(822)	–	(11)	–
Class R Shares	(29)	(17)	(147)	(95)
Class S Shares	(1,124)	(1,317)	(761)	(679)
Net Decrease from Dividends and Distributions	(9,665)	(4,088)	(974)	(806)
Capital Share Transactions:
Shares sold
Class A Shares	140,283	180,836	6,691	393
Class C Shares	17,064	21,998	2,144	369
Class I Shares	229,255	26,148	375	305
Class R Shares	3,209	1,570	2,340	1,976
Class S Shares	64,986	46,803	22,797	18,326
Reinvested dividends and distributions
Class A Shares	5,380	1,830	8	–
Class C Shares	341	295	26	19
Class I Shares	1,015	–	11	–
Class R Shares	37	18	144	94
Class S Shares	1,746	1,536	741	657
Shares repurchased
Class A Shares	(32,418)	(18,698)	(351)	(41)
Class C Shares	(6,168)	(2,037)	(653)	(207)
Class I Shares	(24,038)	(1,105)	(181)	(35)
Class R Shares	(1,738)	(376)	(1,395)	(717)
Class S Shares	(49,352)	(18,242)	(19,025)	(13,594)
Net Increase/(Decrease) from Capital Share Transactions	349,602	240,576	13,672	7,545
Net Increase/(Decrease) in Net Assets	401,977	244,798	15,070	7,499
Net Assets:
Beginning of period	323,706	78,908	33,092	25,593
End of period	$725,683	$323,706	$48,162	$33,092
Undistributed net investment income/(loss)*	$2,726	$1,845	$(40)	$(1)

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 21

Financial Highlights – Class A Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund						Janus Adviser Small Company Value Fund
	2007		2006		2005(1)		2007	2006	2005(1)
Net Asset Value, Beginning of Period	$16.57		$16.09		$14.25		$14.81	$14.68	$12.94
Income from Investment Operations:
Net investment income/(loss)	.18		.23		.03		(.02)	–	.01
Net gain/(loss) on securities (both realized and unrealized)	2.80		.83		2.54		1.90	.62	2.53
Total from Investment Operations	2.98		1.06		2.57		1.88	.62	2.54
Less Distributions and Other:
Dividends from net investment income*	(.17)		(.15)		(.01)		–	–	–
Distributions from net realized gains*	(.23)		(.43)		(.72)		(.53)	(.49)	(.80)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.40)		(.58)		(.73)		(.53)	(.49)	(.80)
Net Asset Value, End of Period	$19.15		$16.57		$16.09		$16.16	$14.81	$14.68
Total Return**	18.15	%(3)	6.71	%(4)	18.50	%(3)	12.70%	4.47%	20.26%
Net Assets, End of Period (in thousands)	$339,677		$192,348		$25,884		$6,299	$361	$18
Average Net Assets for the Period (in thousands)	$274,451		$106,914		$6,677		$862	$147	$13
Ratio of Gross Expenses to Average Net Assets***(5)	0.92%		0.99%		1.00%		1.28%	1.46%	1.50%
Ratio of Net Expenses to Average Net Assets***(5)	0.92%		0.99%		0.99%		1.25%	1.44%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.35%		1.60%		0.49%		(0.64)%	(0.30)%	(0.12)%
Portfolio Turnover Rate***	79%		67%		71%		71%	53%	45%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
22 Janus Adviser Series July 31, 2007

Financial Highlights – Class C Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund									Janus Adviser Small Company Value Fund
	2007		2006		2005		2004		2003(1)	2007	2006	2005	2004		2003(2)
Net Asset Value, Beginning of Period	$16.33		$15.92		$13.82		$11.39		$10.00	$14.49	$14.48	$12.21	$10.56		$8.89
Income from Investment Operations:
Net investment income/(loss)	.06		.14		.01		(.01)		(.02)	.01	(.05)	(.04)	(.03)		.01
Net gain/(loss) on securities (both realized and unrealized)	2.74		.78		2.80		2.67		1.41	1.72	.55	3.11	1.79		1.66
Total from Investment Operations	2.80		.92		2.81		2.66		1.39	1.73	.50	3.07	1.76		1.67
Less Distributions and Other:
Dividends from net investment income*	(.07)		(.08)		–		–		–	–	–	–	–		–
Distributions from net realized gains*	(.23)		(.43)		(.72)		(.24)		–	(.53)	(.49)	(.80)	(.15)		–
Payment from affiliate	–	(3)	–	(3)	.01		.01		–	–	–	–	.04		–
Total Distributions and Other	(.30)		(.51)		(.71)		(.23)		–	(.53)	(.49)	(.80)	(.11)		–
Net Asset Value, End of Period	$18.83		$16.33		$15.92		$13.82		$11.39	$15.69	$14.49	$14.48	$12.21		$10.56
Total Return**	17.24	%(4)	5.92	%(4)	20.84	%(5)	23.59	%(5)	13.90%	11.93%	3.68%	25.78%	17.10	%(6)	18.79%
Net Assets, End of Period (in thousands)	$46,695		$30,422		$9,700		$1,868		$608	$2,480	$937	$762	$357		$18
Average Net Assets for the Period (in thousands)	$39,979		$20,534		$4,035		$817		$313	$1,623	$868	$512	$191		$12
Ratio of Gross Expenses to Average Net Assets***(7)	1.72%		1.74%		1.74%		1.86%		2.26%	2.01%	2.22%	2.25%	2.25%		2.25%
Ratio of Net Expenses to Average Net Assets***(7)	1.72%		1.74%		1.74%		1.86%		2.25%	2.00%	2.22%	2.24%	2.25%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%		0.90%		(0.24)%		(0.38)%		(0.91)%	(0.77)%	(0.94)%	(0.73)%	(0.74)%		(2.30)%
Portfolio Turnover Rate***	79%		67%		71%		63%		157%	71%	53%	45%	67%		45%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 31, 2002 (inception date) through July 31, 2003.

(2)  Period from April 21, 2003 (inception date) through July 31, 2003.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.

(6) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

(7)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 23

Financial Highlights – Class I Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund
	2007	2006(1)	2007	2006(1)
Net Asset Value, Beginning of Period	$16.53	$16.27	$14.80	$14.05
Income from Investment Operations:
Net investment income/(loss)	.18	.22	.05	.02
Net gain/(loss) on securities (both realized and unrealized)	2.85	.63	1.87	1.22
Total from Investment Operations	3.03	.85	1.92	1.24
Less Distributions
Dividends from net investment income*	(.22)	(.16)	–	–
Distributions from net realized gains*	(.23)	(.43)	(.53)	(.49)
Total Distributions	(.45)	(.59)	(.53)	(.49)
Net Asset Value, End of Period	$19.11	$16.53	$16.19	$14.80
Total Return**	18.48%	5.40%	12.99%	9.09%
Net Assets, End of Period (in thousands)	$231,301	$24,836	$484	$255
Average Net Assets for the Period (in thousands)	$72,657	$11,613	$409	$103
Ratio of Gross Expenses to Average Net Assets***(2)	0.65%	0.75%	1.00%	1.19%
Ratio of Net Expenses to Average Net Assets***(2)	0.65%	0.74%	1.00%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.45%	1.28%	0.26%	(0.21)%
Portfolio Turnover Rate***	79%	67%	71%	53%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
24 Janus Adviser Series July 31, 2007

Financial Highlights – Class R Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund				Janus Adviser Small Company Value Fund
	2007	2006		2005(1)	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$16.54	$16.04		$14.25	$14.68	$14.63	$12.94
Income from Investment Operations:
Net investment income/(loss)	.09	.11		.01	(.04)	(.02)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	2.80	.86		2.50	1.82	.56	2.50
Total from Investment Operations	2.89	.97		2.51	1.78	.54	2.49
Less Distributions and Other:
Dividends from net investment income*	(.12)	(.04)		–	–	–	–
Distributions from net realized gains*	(.23)	(.43)		(.72)	(.53)	(.49)	(.80)
Payment from affiliate	–	–	(2)	–	–	–	–
Total Distributions and Other	(.35)	(.47)		(.72)	(.53)	(.49)	(.80)
Net Asset Value, End of Period	$19.08	$16.54		$16.04	$15.93	$14.68	$14.63
Total Return**	17.59%	6.19	%(3)	18.04%	12.12%	3.92%	19.85%
Net Assets, End of Period (in thousands)	$3,721	$1,919		$687	$5,118	$3,720	$2,341
Average Net Assets for the Period (in thousands)	$2,635	$1,030		$437	$4,623	$2,918	$14
Ratio of Gross Expenses to Average Net Assets***(4)	1.41%	1.50%		1.49%	1.75%	1.97%	3.05%
Ratio of Net Expenses to Average Net Assets***(4)	1.40%	1.49%		1.49%	1.75%	1.97%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.80%	1.04%		0.06%	(0.48)%	(0.70)%	(11.56)%
Portfolio Turnover Rate***	79%	67%		71%	71%	53%	45%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series July 31, 2007 25

Financial Highlights – Class S Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund
	2007		2006		2005		2004		2003(1)
Net Asset Value, Beginning of Period	$16.54		$16.05		$13.89		$11.42		$10.00
Income from Investment Operations:
Net investment income/(loss)	.15		.19		.03		.01		–
Net gain/(loss) on securities (both realized and unrealized)	2.80		.83		2.86		2.71		1.42
Total from Investment Operations	2.95		1.02		2.89		2.72		1.42
Less Distributions and Other:
Dividends from net investment income*	(.15)		(.10)		(.01)		(.01)		–
Distributions from net realized gains*	(.23)		(.43)		(.72)		(.24)		–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–
Total Distributions and Other	(.38)		(.53)		(.73)		(.25)		–
Net Asset Value, End of Period	$19.11		$16.54		$16.05		$13.89		$11.42
Total Return**	17.93	%(3)	6.47	%(4)	21.25	%(3)	23.93	%(3)	14.20%
Net Assets, End of Period (in thousands)	$104,289		$74,181		$42,637		$24,019		$7,810
Average Net Assets for the Period (in thousands)	$95,739		$57,475		$34,847		$14,917		$2,850
Ratio of Gross Expenses to Average Net Assets***(5)	1.15%		1.24%		1.24%		1.36%		1.76%
Ratio of Net Expenses to Average Net Assets***(5)	1.15%		1.24%		1.24%		1.36%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.12%		1.43%		0.28%		0.15%		(0.38)%
Portfolio Turnover Rate***	79%		67%		71%		63%		157%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Small Company Value Fund(6)					Berger Small Cap Value Fund II – Investor Shares		Berger Small Cap Value Fund II – Institutional Shares		Berger Small Cap Value Fund II – Service Shares
	2007	2006	2005	2004	2003(7)	2002(8)		2002(8)		2002(8)
Net Asset Value, Beginning of Period	$14.74	$14.66	$12.29	$10.57	$8.26	$10.00		$10.00		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	–	–	–	(1.74)		(1.74)		(1.76)
Net gain/(loss) on securities (both realized and unrealized)	1.85	.57	3.17	1.87	2.31	–		–		–
Total from Investment Operations	1.84	.57	3.17	1.87	2.31	(1.74)		(1.74)		(1.76)
Less Distributions:
Dividends from net investment income*	–	–	–	–	–	–		–		–
Distributions from net realized gains*	(.53)	(.49)	(.80)	(.15)	–	–		–		–
Total Distributions	(.53)	(.49)	(.80)	(.15)	–	–		–		–
Net Asset Value, End of Period	$16.05	$14.74	$14.66	$12.29	$10.57	$8.26		$8.26		$8.24
Total Return**	12.49%	4.12%	26.45%	17.75%	27.97%	(17.40)%		(17.40)%		(17.60)%
Net Assets, End of Period (in thousands)	$33,781	$27,819	$22,472	$14,889	$13,068	$4,921		$1,879		$359
Average Net Assets for the Period (in thousands)	$27,096	$21,523	$18,976	$14,438	$9,399	N/A		N/A		N/A
Ratio of Gross Expenses to Average Net Assets***(5)	1.51%	1.73%	1.75%	1.75%	1.75%	3.37	%(9)	2.49	%(9)	4.66	%(9)
Ratio of Net Expenses to Average Net Assets***(5)	1.50%	1.72%	1.74%	1.75%	1.75%	2.96	%(9)	2.49	%(9)	3.18	%(9)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.22)%	(0.43)%	(0.20)%	(0.19)%	(0.81)%	(1.11)%		(0.68)%		(1.28)%
Portfolio Turnover Rate***	71%	53%	45%	67%	45%	11%		11%		11%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 31, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregate less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class S Shares (formerly named Class I Shares) of the Fund.

(7)  For the ten month fiscal period ended July 31, 2003.

(8)  Period from March 28, 2002 (inception date) through September 30, 2002.

(9)  Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.
26 Janus Adviser Series July 31, 2007

Notes to Schedules of Investments

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor's (''S&P'') 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

§ Schedule of Restricted and Illiquid Securities (as of July 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % Net Assets
Janus Adviser Small Company Value Fund
Polytec Asset Holdings, Ltd.	5/5/06	$142,915	$182,450	0.4%

The Fund has registration rights for certain restricted securities held as of July 31, 2007. The issuer incurs all registration costs.

Janus Adviser Series July 31, 2007 27

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-six funds, which include multiple series of shares with differing investment objectives and policies.

The Funds invest primarily in equity securities. The Funds are classified as diversified as defined in the 1940 Act.

Each Fund in this report currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may offer only one class of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2002 the initial class of shares was designated as Class I Shares and a second class of shares, Class C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date, and may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of

28 Janus Adviser Series July 31, 2007

shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Fund's lending agent for the period August 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the new lending agent for the Funds.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the fiscal year ended July 31, 2007, Janus Adviser Mid Cap Value Fund was the only Fund to participate in securities lending. As of July 31, 2007, Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund did not have securities on loan.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended July 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of July 31, 2007, the Funds were not invested in forward currency contracts.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Janus Adviser Series July 31, 2007 29

Notes to Financial Statements (continued)

The Funds may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of July 31, 2007, the Funds were not engaged in short sales.

Futures Contracts

Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded in "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of July 31, 2007, the Funds were not invested in futures contracts.

Options Contracts

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The following Fund recognized realized gains/(losses) for written options during the fiscal year ended July 31, 2007 as indicated in the table below.

Fund	Gains/(Losses)
Janus Adviser Mid Cap Value Fund	$(37,101)

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

30 Janus Adviser Series July 31, 2007

Written option activity for the fiscal year ended July 31, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Adviser Mid Cap Value Fund
Options outstanding at July 31, 2006	–	$–
Options written	390	79,050
Options closed	(390)	(79,050)
Options expired	–	–
Options exercised	–	–
Options outstanding at July 31, 2007	–	$–

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of July 31, 2007, the Funds were not invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of July 31, 2007, the Funds were not invested in equity-linked structured notes.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Adviser Series July 31, 2007 31

Notes to Financial Statements (continued)

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation was effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Funds' financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Adviser Mid Cap Value Fund	All Asset Levels	0.64
Janus Adviser Small Company Value Fund	All Asset Levels	0.74

For Janus Adviser Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Adviser Mid Cap Value Fund	Russell Midcap® Value Index

Only the base fee rate applied until February 2007 for Janus Adviser Mid Cap Value Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Adviser Mid Cap Value Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Class A Shares for the Fund against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across

32 Janus Adviser Series July 31, 2007

each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

The Fund's prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended July 31, 2007, Janus Adviser Mid Cap Value Fund recorded a negative Performance Adjustment of $249,544.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, Perkins receives directly from the Fund a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2008 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Janus Adviser Mid Cap Value Fund	0.74
Janus Adviser Small Company Value Fund	1.00

During the fiscal year ended July 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2006
Janus Adviser Mid Cap Value Fund – Class A Shares	$6,984
Janus Adviser Mid Cap Value Fund – Class C Shares	2,336
Janus Adviser Mid Cap Value Fund – Class R Shares	90
Janus Adviser Mid Cap Value Fund – Class S Shares	7,007

During the fiscal years ended July 31, 2007 and July 31, 2006, Janus Services reimbursed the following Fund as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2007
Janus Adviser Mid Cap Value Fund – Class A Shares	$4,483
Janus Adviser Mid Cap Value Fund – Class C Shares	691
Janus Adviser Mid Cap Value Fund – Class S Shares	268
Fund	For the fiscal year ended July 31, 2006
Janus Adviser Mid Cap Value Fund – Class A Shares	$769
Janus Adviser Mid Cap Value Fund – Class C Shares	218

For the fiscal year ended July 31, 2007, Janus Capital assumed $35,302 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the

Janus Adviser Series July 31, 2007 33

Notes to Financial Statements (continued)

Trust. Total compensation of $56,262 was paid by the Trust during the fiscal year ended July 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustee deferred compensation," and a liability, "Non-interested Trustee deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2007 are included in "Non-interested Trustee fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2007.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2007, there were no redeeming shareholders of Class A Shares that paid the contingent deferred sales charges.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the fiscal year ended July 31, 2007, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser Mid Cap Value Fund	$8,271
Janus Adviser Small Company Value Fund	239

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the fiscal year ended July 31, 2007, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser Mid Cap Value Fund	$10,504
Janus Adviser Small Company Value Fund	1,437

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2007 as indicated in the table below.

Fund	Seed Capital at 7/31/2006	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 7/31/2007
Janus Adviser Mid Cap Value Fund - Class I Shares	$10,000	–	–	$(10,000)	7/11/07	$–
Janus Adviser Small Company Value Fund – Class A Shares	10,000	–	–	(10,000)	7/11/07	–
Janus Adviser Small Company Value Fund – Class I Shares	10,000	–	–	(10,000)	7/11/07	–

34 Janus Adviser Series July 31, 2007

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Fund	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 7/31/07
Janus Government Money Market Fund
Janus Adviser Mid Cap Value Fund	$1,306,959	$2,019,238	$992	$–
Janus Adviser Small Company Value Fund	622,443	891,920	695	–
	$1,929,402	$2,911,158	$1,687	$–
Janus Institutional Cash Management Fund – Institutional Shares
Janus Adviser Mid Cap Value Fund	$187,152,312	$141,540,413	$524,754	$45,611,899
Janus Adviser Small Company Value Fund	1,569,278	247,311	15,654	1,321,967
	$188,721,591	$141,787,724	$540,408	$46,933,866
Janus Institutional Cash Reserves Fund
Janus Adviser Mid Cap Value Fund	$61,531,439	$76,539,924	$311,411	$–
Janus Adviser Small Company Value Fund	8,038,006	8,666,172	11,645	–
	$69,569,445	$85,206,096	$323,056	$–
Janus Institutional Money Market Fund – Institutional Shares
Janus Adviser Mid Cap Value Fund	$137,623,587	$128,565,587	$369,763	$9,058,000
Janus Adviser Small Company Value Fund	20,601,005	16,189,689	38,475	4,411,316
	$158,224,592	$144,755,276	$408,238	$13,469,316
Janus Money Market Fund – Institutional Shares
Janus Adviser Mid Cap Value Fund	$83,961,978	$95,197,215	$725,217	$–
Janus Adviser Small Company Value Fund	4,317,486	4,794,843	9,288	–
	$88,279,464	$99,992,058	$734,505	$–

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Funds noted below have incurred "Post-October" losses during the period November 1, 2006 through July 31, 2007. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2008.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments and deferred directors fee compensation. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Adviser Mid Cap Value Fund(1)	$21,778,709	$13,122,173	$(591,301)	$(155)	$(4,284)	$31,145,082
Janus Adviser Small Company Value Fund	349,541	1,576,990	–	(2)	(310)	6,238,992

(1)  Capital loss carryovers subject to annual limitations.

Janus Adviser Series July 31, 2007 35

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2007 that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the fiscal year ended July 31, 2007

Fund	July 31, 2009	July 31, 2010	Accumulated Capital Losses
Janus Adviser Mid Cap Value Fund(1)	$(133,949)	$(457,352)	$(591,301)
Janus Adviser Small Company Value Fund	–	–	–

(1) Capital loss carryovers subject to annual limitations.

During the fiscal year ended July 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus Adviser Mid Cap Value Fund	$197,100

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Adviser Mid Cap Value Fund	$693,752,579	$60,014,728	$(28,869,646)
Janus Adviser Small Company Value Fund	41,805,580	8,474,767	(2,235,775)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2007	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Adviser Mid Cap Value Fund	$7,660,274	$2,004,267	$–	$–
Janus Adviser Small Company Value Fund	33,958	940,425	–	–
For the fiscal year ended July 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Adviser Mid Cap Value Fund	$2,826,950	$1,260,863	$–	$–
Janus Adviser Small Company Value Fund	366,681	439,673	–	(120,898)

36 Janus Adviser Series July 31, 2007

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Janus Adviser Series July 31, 2007 37

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the Funds that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares			Class C Shares						Class I Shares
Fund	2007(1)	2006(1)	2005(1)(2)	2007(1)	2006(1)	2005(1)	2004(1)	2003		2007(1)	2006(1)(3)
Janus Adviser Mid Cap Value Fund	0.92%	1.17%	1.08%	1.72%	1.93%	2.03%	2.44%	9.97	%(4)	0.65%	0.86%
Janus Adviser Small Company Value Fund	1.46%	2.13%	1.92%	2.37%	2.60%	2.68%	3.23%	10.53	%(5)	1.31%	1.88%

(1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Period from September 30, 2004 (inception date) through July 31, 2005.

(3)  Period from November 28, 2005 (inception date) through July 31, 2006.

(4)  Period from December 31, 2002 (inception date) through July 31, 2003.

(5)  Period from April 21, 2003 (inception date) through July 31, 2003.

(6)  Period from October 1, 2002 through July 31, 2003.

(7)  The ratios were 3.37%, 2.49% and 4.66% for the Berger Small Cap Value Fund II Investor Shares, Institutional Shares and Service Shares, respectively, for the period from March 28, 2002 (inception date) through September 30, 2002.

38 Janus Adviser Series July 31, 2007

	Class R Shares			Class S Shares
Fund	2007(1)	2006(1)	2005(1)(2)	2007(1)	2006(1)	2005(1)	2004(1)	2003		2002
Janus Adviser Mid Cap Value Fund	1.41%	1.58%	1.68%	1.15%	1.33%	1.52%	1.94%	6.50	%(4)	N/A
Janus Adviser Small Company Value Fund	2.07%	2.38%	5.06%	1.81%	2.10%	2.12%	2.67%	2.93	%(6)	N/A(7)

Janus Adviser Series July 31, 2007 39

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund
(all numbers in thousands)	2007	2006	2007	2006
Transactions in Fund Shares - Class A Shares
Shares sold	7,553	11,013	386	26
Reinvested dividends and distributions	299	114	–	–
Shares repurchased	(1,725)	(1,125)	(20)	(3)
Net Increase/(Decrease) in Fund Shares	6,127	10,002	366	23
Shares Outstanding, Beginning of Period	11,611	1,609	24	1
Shares Outstanding, End of Period	17,738	11,611	390	24
Transactions in Fund Shares - Class C Shares
Shares sold	934	1,361	131	25
Reinvested dividends and distributions	19	19	2	2
Shares repurchased	(336)	(126)	(40)	(15)
Net Increase/(Decrease) in Fund Shares	617	1,254	93	12
Shares Outstanding, Beginning of Period	1,863	609	65	53
Shares Outstanding, End of Period	2,480	1,863	158	65
Transactions in Fund Shares - Class I Shares(1)
Shares sold	11,825	1,570	23	19
Reinvested dividends and distributions	56	–	1	–
Shares repurchased	(1,281)	(67)	(11)	(2)
Net Increase/(Decrease) in Fund Shares	10,600	1,503	13	17
Shares Outstanding, Beginning of Period	1,503	–	17	–
Shares Outstanding, End of Period	12,103	1,503	30	17
Transactions in Fund Shares - Class R Shares
Shares sold	170	95	145	137
Reinvested dividends and distributions	2	1	9	7
Shares repurchased	(93)	(23)	(86)	(51)
Net Increase/(Decrease) in Fund Shares	79	73	68	93
Shares Outstanding, Beginning of Period	116	43	253	160
Shares Outstanding, End of Period	195	116	321	253
Transactions in Fund Shares - Class S Shares
Shares sold	3,492	2,848	1,374	1,261
Reinvested dividends and distributions	97	96	46	48
Shares repurchased	(2,615)	(1,116)	(1,202)	(955)
Net Increase/(Decrease) in Fund Shares	974	1,828	218	354
Shares Outstanding, Beginning of Period	4,484	2,656	1,887	1,533
Shares Outstanding, End of Period	5,458	4,484	2,105	1,887

(1)  Transactions in Fund Shares – Class I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

40 Janus Adviser Series July 31, 2007

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser Mid Cap Value Fund	$680,240,157	$352,460,932	$–	$–
Janus Adviser Small Company Value Fund	36,913,955	23,766,700	–	–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter has been continued to the next available court session. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The

Janus Adviser Series July 31, 2007 41

Notes to Financial Statements (continued)

respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. In June 2007, the U.S. Supreme Court ruled in favor of the defendants, including Janus Capital, holding that "the securities law implicitly precludes the application of the antitrust laws to the conduct alleged in this case."

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

42 Janus Adviser Series July 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund (two of the portfolios constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2007 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
September 14, 2007

Janus Adviser Series July 31, 2007 43

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

44 Janus Adviser Series July 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Adviser Series July 31, 2007 45

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

46 Janus Adviser Series July 31, 2007

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series July 31, 2007 47

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2007:

Capital Gain Distributions

Janus Adviser Mid Cap Value Fund	$2,004,267
Janus Adviser Small Company Value Fund	940,425

Dividends Received Deduction Percentage

Fund
Janus Adviser Mid Cap Value Fund	29%
Janus Adviser Small Company Value Fund	65%

Qualified Dividend Income

Fund
Janus Adviser Mid Cap Value Fund	30%
Janus Adviser Small Company Value Fund	65%

48 Janus Adviser Series July 31, 2007

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) and Vice President of Asian Cultural Council.	73		Director of F.B. Heron Foundation (a private grant-making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73		Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

Janus Adviser Series July 31, 2007 49

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

50 Janus Adviser Series July 31, 2007

Officers

Name, Address and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jakob V. Holm 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Adviser Small Company Value Fund	7/05-Present	Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006); and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Treasurer, and Principal Accounting Officer Chief Financial Officer	2/05-Present 3/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series July 31, 2007 51

Notes

52 Janus Adviser Series July 31, 2007

Notes

Janus Adviser Series July 31, 2007 53

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (8/07)

C-0807-1107  108-02-600 08-07

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com/info. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

Janus Adviser Series’ Board of Trustees has determined that the following members of Janus Adviser Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Adviser Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund

2007	$377,808	$0	$160,402	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

2006	$263,682	$8,775	$110,119	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to initial fund registration, sythentic performance review, and proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended July 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

2007	$173,251	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

2006	$113,488	$715	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination. The above “Tax Fees” were billed for amounts related to tax advice related to requests for ruling or technical advice from taxing authorities. “All Other Fees” were billed for amounts related to the due diligence related to market timing allegations, interfund lending program, and proxy statement review.

Non-Audit Services

The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Fiscal Year Ended July 31	Total Non-Audit Fees Billed to the Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers(engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)(1)

2007	$0	$0	$0	$0

2006	$0	$40,000	$0	$40,000

(1)          The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies

The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies Not applicable.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 -	Controls and Procedures

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange  Act  of 1934 and  the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Adviser Series

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Adviser Series (Principal Executive Officer)

Date:  September 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following persons on behalf of the Registrant and in the capacities  and on the dates indicated.

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Adviser Series (Principal Executive Officer)

Date:  September 27, 2007

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Adviser Series (Principal Accounting Officer and Principal Financial Officer)

Date:  September 27, 2007